UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2023 through December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report
J.P. Morgan Preferred and Income Securities Fund
December 31, 2023  (Unaudited)
JPMorgan Preferred and Income Securities Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectuses for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 7, 2024 (Unaudited)
Dear Shareholder,
U.S. equity markets surged through the end of 2023 and into early 2024 as the risk of economic recession receded and the prospect of lower interest rates drove investor optimism. Globally, financial markets largely generated positive returns, despite heightened geopolitical tensions and signs of economic weakness across Europe and China.
“Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth.” — Brian S. Shlissel
Inflation pressures eased sufficiently during the second half of 2023 to allow the U.S. Federal Reserve (the “Fed”) to hold the benchmark discount interest rate at 5.25% at its June 2023 meeting, ending a string of 10 consecutive interest rate increases. The Fed raised rates once more in July 2023, then held the benchmark rate at 5.50% for the remainder of the 2023.
In the face of elevated interest rates, the U.S. economy proved surprisingly resilient and largely led developed markets in growth through the end of 2023. Gross domestic product outpaced economists’ consensus expectations with a 4.9% jump in the third quarter and estimated growth of 3.3% in the fourth quarter. Though the U.S. economy continued to expand, inflation data indicated that the Fed’s efforts to cool the domestic economy appeared to be effective.
Certain other measures of the U.S. economy showed little sign of weakness. Consumer spending remained elevated in the second half of 2023 and rose month-to-month to reach approximately $709.9 billion in retail sales in December 2023. The unemployment rate settled at 3.7% in the final two months of 2023 as approximately 333,000 jobs were added in December alone. Further, an estimated 353,000 jobs were added in January 2024, approximately double the increase anticipated by certain economists.
Both equity and bond markets in the U.S. performed well, buoyed by the overall strength shown by the U.S. economy and the apparent turn in Fed policy. Stronger-than-expected  consumer spending and corporate earnings, as well as investor expectations for artificial-intelligence-driven productivity gains bolstered demand for equities in recent months. Certain leading U.S. equity indexes returned more than 9% in November and in excess of 5% in December 2023. In January 2024, the S&P 500 Index reached six new closing highs and surpassed 4,800 points for the first time. However, equity market gains were not broadly spread: The largest 10 stocks in the S&P 500 Index comprised approximately 90% of the index’s price gains for all of 2023.
While U.S. financial markets largely appeared to withstand increased geopolitical tensions in 2023, the potential for the conflicts in Ukraine and Israel to expand in intensity and geography may threaten global economic growth and increase market volatility. Additionally, the Fed may be forced to change policy should the strength of U.S. economy recede or the downward trend in inflation were to reverse.
Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth. While risks to the growth outlook remain, we believe investors who hold a well-diversified portfolio over the long term should be positioned to benefit from positive economic trends.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	1

JPMorgan Preferred and Income Securities Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	7.69%
Bloomberg U.S. Aggregate Index	3.37%
ICE BofA US All Capital Securities Index	6.30%
Preferred and Income Securities Composite Benchmark **	7.48%
Net Assets as of 12/31/2023 (In Thousands)	$800,805
Duration as of 12/31/2023	3.5 Years
INVESTMENT OBJECTIVE***
The JPMorgan Preferred and Income Securities Fund (the “Fund”) seeks to provide a high level of current income and total return.
HOW DID THE MARKET PERFORM?
U.S. equity markets largely rallied in the final two months of 2023, rebounding from three months of declines to generate positive returns for the six month period. Investor demand for large cap stocks in the technology and communications sectors was a leading driver of equity market returns. Bond markets generally provided positive returns but underperformed equity markets.
After raising its policy benchmark interest rates by 0.25% in July 2023, the U.S. Federal Reserve (the “Fed”) declined to raise rates further at its next three meetings for the year. More importantly for investors, the central bank stated in December 2023 that it could begin to lower interest rates in the first half of 2024, if inflationary pressures continued to recede.
While the U.S. economic growth showed signs of slowing in mid-2023, third-quarter gross domestic product exceeded economists’ consensus expectations with a 4.9% increase. Growth was largely driven by resilient consumer spending and inventory building by businesses. The unemployment rate in the U.S. remained historically low at 3.8% for most of the six-month period before settling at 3.7% in December 2023. The data and the outlook for interest rates fed investor expectations that the U.S. could avoid an economic recession in 2024.
U.S. equities generally outperformed both international developed markets and emerging markets equities for the period. Overall, gains in U.S. markets were led by large capitalization stocks in the technology and communications sectors, particularly the so-called Magnificent Seven: Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc. At the end of 2023, the 10 largest companies in the S&P 500 Index accounted for 31.2% of the index’s total market capitalization. Notably, only within small cap stocks did value outperform growth for the period.
Investor expectations that the Fed and private sector banks could begin to lower their interest rates sparked a broad rally in U.S. fixed income markets in the final two months of 2023. Overall, lower quality bonds, high yield bonds (also known a junk bonds) and emerging markets debt outperformed U.S. Treasury bonds and higher quality U.S. corporate debt.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the six months ended December 31, 2023, the Fund’s Class I Shares outperformed the Bloomberg U.S. Aggregate Index (the “Index”), the ICE BofA U.S. All Capital Securities Index, and the Preferred and Income Securities Composite Benchmark (the “Composite Benchmark”).
Relative to the Index, the Fund’s overweight allocations to non-bank preferred securities and bank capital securities, which generally carry higher credit risk relative to other debt securities, were leading contributors to performance. The Fund’s underweight allocations to U.S. Treasury bonds and mortgage-backed securities were leading detractors from relative performance.
Relative to the Composite Benchmark, the Fund’s underweight allocation to longer duration securities expressed through an underweight position in fixed-for-life retail preferred securities was a contributor to performance. Generally, bonds of longer duration will experience a larger decrease in price compared with shorter duration bonds when interest rates rise. The Fund’s security selection within hybrid debt securities was a detractor to performance relative to the Composite Benchmark.
HOW WAS THE FUND POSITIONED?
During the period, the Fund was invested in preferred and debt securities that the Fund’s portfolio mangers believed were attractively valued relative to credit quality and other characteristics. The Fund’s positioning was a function of the portfolio managers’ strategy.

2	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The Fund’s composite benchmark is determined by adding the performance return of the 75% of the ICE BofAML U.S. All Capital Securities Index and 25% of the Bloomberg Developed Market USD Contingent Capital Index.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	91.7%
Preferred Stocks	3.6
Short-Term Investments	4.7

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	3

JPMorgan Preferred and Income Securities Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 31, 2022
With Sales Charge **		3.55%	3.71%	(2.31)%
Without Sales Charge		7.55	7.76	(0.16)
CLASS C SHARES	August 1, 2022
With CDSC ***		6.29	6.21	(0.74)
Without CDSC		7.29	7.21	(0.74)
CLASS I SHARES	March 31, 2022	7.69	7.92	0.03
CLASS R6 SHARES	March 31, 2022	7.72	7.97	0.08

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (3/31/22 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on March 31, 2022.
Returns for Class C Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class C Shares would have been different than those shown because Class C Shares have different expenses than Class A Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of JPMorgan Preferred and Income Securities Fund and the Bloomberg U.S. Aggregate Index, ICE BofA US All Capital Securities Index and 75% ICE BofA US All Cap Securities Ides / 25% Bloomberg Developed Market USD Contingent Capital Index from March 31, 2022 to December 31, 2023.  The performance of the Bloomberg U.S. Aggregate Index, ICE BofA US All Capital Securities Index and 75% ICE BofA US All Cap Securities Index / 25% Bloomberg Developed Market USD Contingent Capital Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The ICE BofA US All Capital Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofA Merrill Lynch Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market. 75% ICE BofA US All Cap Securities Ides / 25% Bloomberg Developed Market USD Contingent Capital Index is a customized blend of unmanaged indices that includes 75% ICE BofA US All Capital Securities Index and 25% Bloomberg Developed Market USD Contingent Capital Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	5

JPMorgan Preferred and Income Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 91.1%
Banks — 48.1%
Banco Bilbao Vizcaya Argentaria SA (Spain)
Series 9, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.19%), 6.50%, 3/5/2025 (a) (b) (c) (d)	11,800	11,582
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.10%), 9.38%, 3/19/2029 (a) (b) (c) (d)	7,650	8,182
Banco Santander SA (Spain)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 9.63%, 11/21/2028 (a) (b) (c) (d)	3,400	3,643
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.30%), 9.63%, 5/21/2033 (a) (b) (c) (d)	11,200	12,236
6.92%, 8/8/2033	2,000	2,131
Bank of America Corp.
Series RR, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.76%), 4.38%, 1/27/2027 (b) (c) (d)	17,158	15,292
Series TT, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.13%, 4/27/2027 (b) (c) (d)	7,379	7,397
Series FF, (3-MONTH CME TERM SOFR + 3.19%), 5.88%, 3/15/2028 (b) (c) (d)	9,746	9,330
Bank of Nova Scotia (The) (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.39%), 8.63%, 10/27/2082 (a) (d)	12,200	12,675
Barclays plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.87%), 6.13%, 12/15/2025 (a) (b) (c) (d)	400	383
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.43%), 8.00%, 3/15/2029 (a) (b) (c) (d)	7,084	6,952
(USD SOFR ICE Swap Rate 5 Year + 5.78%), 9.63%, 12/15/2029 (a) (b) (c) (d)	750	779
BNP Paribas SA (France)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 9.25%, 11/17/2027 (a) (b) (c) (d) (e)	14,145	15,126
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.90%), 7.75%, 8/16/2029 (a) (b) (c) (d) (e)	7,570	7,727
Citigroup, Inc.
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (b) (c) (d)	450	437
Series P, (3-MONTH CME TERM SOFR + 4.17%), 5.95%, 5/15/2025 (b) (c) (d)	7,350	7,194
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (b) (c) (d)	12,411	11,423
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (b) (c) (d)	6,100	5,401
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.21%), 7.38%, 5/15/2028 (b) (c) (d)	5,000	5,061
Citizens Financial Group, Inc. Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.00%, 10/6/2026 (b) (c) (d)	2,444	1,931
Credit Agricole SA (France) (USD Swap Semi 5 Year + 6.19%), 8.13%, 12/23/2025 (a) (b) (c) (d) (e)	7,710	7,852
Fifth Third Bancorp Series H, (3-MONTH CME TERM SOFR + 3.29%), 8.62%, 2/5/2024 (b) (c) (d)	2,000	1,911
HSBC Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 8.00%, 3/7/2028 (a) (b) (c) (d)	12,721	13,094
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (a) (b) (c) (d)	7,797	6,503
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.25%), 4.70%, 3/9/2031 (a) (b) (c) (d)	3,000	2,443
(SOFR + 4.25%), 8.11%, 11/3/2033 (d)	5,680	6,564
Huntington Bancshares, Inc. Series F, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.95%), 5.63%, 7/15/2030 (b) (c) (d)	4,214	3,805
ING Groep NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%, 11/16/2026 (a) (b) (c) (d)	15,100	14,096
Series NC10, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 4.25%, 5/16/2031 (a) (b) (c) (d)	6,500	4,728
Intesa Sanpaolo SpA (Italy)
7.20%, 11/28/2033 (e)	3,000	3,198
7.80%, 11/28/2053 (e)	8,000	8,784
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.75%, 6/27/2026 (a) (b) (c) (d)	9,530	9,395
NatWest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (a) (b) (c) (d)	11,046	10,679
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Nordea Bank Abp (Finland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (a) (b) (c) (d) (e)	8,700	8,602
PNC Financial Services Group, Inc. (The)
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (b) (c) (d)	24,029	19,221
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 2.81%), 6.25%, 3/15/2030 (b) (c) (d)	2,784	2,595
Regions Financial Corp. Series D, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.43%), 5.75%, 6/15/2025 (b) (c) (d)	390	378
Skandinaviska Enskilda Banken AB (Sweden) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.07%), 6.88%, 6/30/2027 (a) (b) (c) (d) (f)	3,400	3,336
Societe Generale SA (France)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.39%), 9.38%, 11/22/2027 (a) (b) (c) (d) (e)	12,215	12,778
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.45%), 10.00%, 11/14/2028 (a) (b) (c) (d) (e)	1,500	1,603
7.37%, 1/10/2053 (e)	1,875	1,978
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.98%), 7.75%, 8/15/2027 (a) (b) (c) (d) (e)	6,700	6,842
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.58%), 6.30%, 7/6/2034 (d) (e)	4,470	4,691
Svenska Handelsbanken AB (Sweden) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (a) (b) (c) (d) (f)	10,200	8,390
Toronto-Dominion Bank (The) (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.08%), 8.13%, 10/31/2082 (a) (d)	15,305	15,929
Truist Financial Corp. Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (b) (c) (d)	17,069	15,692
US Bancorp
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.54%), 3.70%, 1/15/2027 (b) (c) (d)	12,015	9,432
Series J, (3-MONTH CME TERM SOFR + 3.18%), 5.30%, 4/15/2027 (b) (c) (d)	3,000	2,691
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Wells Fargo & Co.
Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (b) (c) (d)	31,744	29,330
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.61%), 7.63%, 9/15/2028 (b) (c) (d)	3,865	4,056
		385,478
Capital Markets — 12.1%
Bank of New York Mellon Corp. (The)
Series F, (3-MONTH CME TERM SOFR + 3.39%), 4.63%, 9/20/2026 (b) (c) (d)	7,352	7,000
Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.63%), 3.75%, 12/20/2026 (b) (c) (d)	10,204	8,820
Charles Schwab Corp. (The)
Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (b) (c) (d)	3,584	3,159
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (b) (c) (d)	13,250	10,465
Goldman Sachs Group, Inc. (The)
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (b) (c) (d)	21,683	20,705
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 7.50%, 2/10/2029 (b) (c) (d)	8,050	8,412
Morgan Stanley (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (d)	15,700	15,877
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.75%), 9.25%, 11/13/2028 (a) (b) (c) (d) (e)	4,930	5,318
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.76%), 9.25%, 11/13/2033 (a) (b) (c) (d) (e)	15,445	17,117
		96,873
Consumer Finance — 5.0%
AerCap Ireland Capital DAC (Ireland) 3.30%, 1/30/2032	7,305	6,358
Ally Financial, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.87%), 4.70%, 5/15/2026 (b) (c) (d)	4,860	3,645
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	7

JPMorgan Preferred and Income Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
American Express Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 3.55%, 9/15/2026 (b) (c) (d)	17,606	15,094
Capital One Financial Corp. Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (b) (c) (d)	15,812	12,672
Discover Financial Services
Series D, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.78%), 6.13%, 6/23/2025 (b) (c) (d)	190	183
Series C, (3-MONTH CME TERM SOFR + 3.34%), 5.50%, 10/30/2027 (b) (c) (d)	2,490	2,001
		39,953
Electric Utilities — 4.4%
Duke Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.39%), 4.88%, 9/16/2024 (b) (c) (d)	5,000	4,923
Edison International Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.90%), 5.00%, 12/15/2026 (b) (c) (d)	2,500	2,328
Electricite de France SA (France) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.41%), 9.13%, 3/15/2033 (b) (c) (d) (e)	4,500	5,024
Emera, Inc. (Canada) Series 16-A, (3-MONTH SOFR + 5.44%), 6.75%, 6/15/2076 (d)	9,196	9,005
NextEra Energy Capital Holdings, Inc. (3-MONTH SOFR + 3.16%), 5.65%, 5/1/2079 (d)	5,000	4,692
PPL Capital Funding, Inc. Series A, (3-MONTH CME TERM SOFR + 2.93%), 8.27%, 3/30/2067 (d)	4,320	4,027
Southern Co. (The) Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.73%), 4.00%, 1/15/2051 (d)	5,103	4,852
		34,851
Financial Services — 2.5%
Corebridge Financial, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.88%, 12/15/2052 (d)	11,215	11,177
Equitable Holdings, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025 (b) (c) (d)	2,949	2,806
Voya Financial, Inc. Series A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.36%), 7.75%, 9/15/2028 (b) (c) (d)	5,440	5,636
		19,619
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — 5.1%
Allstate Corp. (The) (3-MONTH SOFR + 2.12%), 6.50%, 5/15/2057 (d)	4,100	4,074
American International Group, Inc. Series A-9, (3-MONTH SOFR + 2.87%), 5.75%, 4/1/2048 (d)	4,105	4,040
Markel Group, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.66%), 6.00%, 6/1/2025 (b) (c) (d)	9,120	9,017
MetLife Capital Trust IV 7.88%, 12/15/2037 (e)	1,254	1,347
MetLife, Inc.
9.25%, 4/8/2038 (e)	6,500	7,300
10.75%, 8/1/2039	2,270	3,035
PartnerRe Finance B LLC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.82%), 4.50%, 10/1/2050 (d)	2,500	2,128
Prudential Financial, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.00%, 9/1/2052 (d)	4,580	4,558
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 6.75%, 3/1/2053 (d)	5,120	5,335
		40,834
Media — 1.0%
Paramount Global (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.38%, 3/30/2062 (d)	8,973	8,076
Multi-Utilities — 3.2%
CMS Energy Corp.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (d)	4,320	3,901
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.90%), 3.75%, 12/1/2050 (d)	7,118	5,619
Dominion Energy, Inc.
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (b) (c) (d)	10,640	10,111
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.35%, 1/15/2027 (b) (c) (d)	1,800	1,596
Sempra (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.87%), 4.13%, 4/1/2052 (d)	4,850	4,162
		25,389
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — 6.8%
BP Capital Markets plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (b) (c) (d)	10,551	10,021
Enbridge, Inc. (Canada)
Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (d)	15,490	14,289
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.42%), 7.63%, 1/15/2083 (d)	2,530	2,534
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.43%), 8.50%, 1/15/2084 (d)	5,720	6,084
Energy Transfer LP
Series A, (3-MONTH SOFR + 4.03%), 9.67%, 1/16/2024 (b) (c) (d)	2,000	1,921
Series F, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.13%), 6.75%, 5/15/2025 (b) (c) (d)	3,000	2,861
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.69%), 6.50%, 11/15/2026 (b) (c) (d)	2,500	2,376
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 7.13%, 5/15/2030 (b) (c) (d)	1,750	1,613
Transcanada Trust (Canada)
Series 16-A, (3-MONTH SOFR + 4.64%), 5.88%, 8/15/2076 (d)	2,390	2,259
(SOFR + 4.42%), 5.50%, 9/15/2079 (d)	3,207	2,735
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.99%), 5.60%, 3/7/2082 (d)	9,500	7,959
		54,652
Trading Companies & Distributors — 1.2%
AerCap Holdings NV (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.88%, 10/10/2079 (d)	1,590	1,570
Air Lease Corp.
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.08%), 4.65%, 6/15/2026 (b) (c) (d)	7,554	6,782
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.15%), 4.13%, 12/15/2026 (b) (c) (d)	2,000	1,552
		9,904
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — 1.7%
Rogers Communications, Inc. (Canada) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.59%), 5.25%, 3/15/2082 (d) (e)	11,750	11,276
Vodafone Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.13%, 6/4/2081 (d)	2,750	2,361
		13,637
Total Corporate Bonds (Cost $715,356)		729,266
	SHARES (000)
Preferred Stocks — 3.6%
Capital Markets — 1.7%
Morgan Stanley Series P, 6.50%, 10/15/2027 ($25 par value) (g)	513	13,423
Electric Utilities — 0.6%
SCE Trust VII Series M, 7.50%, 11/22/2028 ($25 par value) (g)	180	4,694
Insurance — 1.3%
Allstate Corp. (The) Series J, 7.38%, 7/15/2028 ($25 par value) (g)	134	3,618
Athene Holding Ltd. Series E, 7.75%, 12/30/2027 ($25 par value) (g)	125	3,168
Lincoln National Corp. Series D, 9.00%, 12/1/2027 ($25 par value) (g)	144	3,929
		10,715
Total Preferred Stocks (Cost $27,890)		28,832
Short-Term Investments — 4.7%
Investment Companies — 4.7%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (h) (i) (Cost $37,570)	37,547	37,577
Total Investments — 99.4% (Cost $780,816)		795,675
Other Assets Less Liabilities — 0.6%		5,130
NET ASSETS — 100.0%		800,805

Percentages indicated are based on net assets.

Abbreviations
CME	Chicago Mercantile Exchange
ICE	Intercontinental Exchange
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	9

JPMorgan Preferred and Income Securities Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)
Contingent Capital security (“CoCo”). CoCos are hybrid debt
securities that may be convertible into equity or may be written down if a pre-specified trigger event occurs. The total value of aggregate CoCo holdings at December 31, 2023 is $227,990 or
28.47% of the Fund’s net assets as of December 31, 2023.

(b)	Security is an interest bearing note with preferred security characteristics.
(c)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2023.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2023.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(g)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of December 31, 2023.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

STATEMENT OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

JPMorgan Preferred and Income Securities Fund
ASSETS:
Investments in non-affiliates, at value	$758,098
Investments in affiliates, at value	37,577
Receivables:
Due from custodian	1,972
Fund shares sold	476
Interest from non-affiliates	8,857
Dividends from non-affiliates	331
Dividends from affiliates	6
Total Assets	807,317
LIABILITIES:
Payables:
Distributions	9
Investment securities purchased	1,972
Fund shares redeemed	4,087
Accrued liabilities:
Investment advisory fees	279
Administration fees	24
Distribution fees	10
Service fees	13
Custodian and accounting fees	7
Trustees’ and Chief Compliance Officer’s fees	2
Other	109
Total Liabilities	6,512
Net Assets	$800,805
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	11

STATEMENT OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
JPMorgan Preferred and Income Securities Fund
NET ASSETS:
Paid-in-Capital	$814,235
Total distributable earnings (loss)	(13,430)
Total Net Assets	$800,805
Net Assets:
Class A	$14,519
Class C	11,576
Class I	290,272
Class R6	484,438
Total	$800,805
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,581
Class C	1,262
Class I	31,645
Class R6	52,806
Net Asset Value (a):
Class A — Redemption price per share	$9.18
Class C — Offering price per share (b)	9.17
Class I — Offering and redemption price per share	9.17
Class R6 — Offering and redemption price per share	9.17
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.54
Cost of investments in non-affiliates	$743,246
Cost of investments in affiliates	37,570

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited)
(Amounts in thousands)

JPMorgan Preferred and Income Securities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20,167
Dividend income from non-affiliates	968
Dividend income from affiliates	406
Total investment income	21,541
EXPENSES:
Investment advisory fees	1,706
Administration fees	256
Distribution fees:
Class A	19
Class C	41
Service fees:
Class A	19
Class C	14
Class I	338
Custodian and accounting fees	14
Professional fees	39
Trustees’ and Chief Compliance Officer’s fees	13
Printing and mailing costs	1
Registration and filing fees	112
Transfer agency fees (See Note 2.F.)	3
Other	8
Total expenses	2,583
Less fees waived	(579)
Less expense reimbursements	(1)
Net expenses	2,003
Net investment income (loss)	19,538
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,728)
Investments in affiliates	3
Net realized gain (loss)	(1,725)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	32,109
Investments in affiliates	6
Change in net unrealized appreciation/depreciation	32,115
Net realized/unrealized gains (losses)	30,390
Change in net assets resulting from operations	$49,928
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Preferred and Income Securities Fund
	Six Months Ended December 31, 2023 (Unaudited)	Period Ended June 30, 2023 (a)	Period Ended February 28, 2023 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,538	$11,377	$16,751
Net realized gain (loss)	(1,725)	(26,627)	(372)
Change in net unrealized appreciation/depreciation	32,115	(14,117)	(3,139)
Change in net assets resulting from operations	49,928	(29,367)	13,240
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(436)	(229)	(271)
Class C (c)	(298)	(147)	(134)
Class I	(8,349)	(4,400)	(6,043)
Class R6	(12,272)	(4,950)	(9,703)
Total distributions to shareholders	(21,355)	(9,726)	(16,151)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	186,984	(87,933)	715,185
NET ASSETS:
Change in net assets	215,557	(127,026)	712,274
Beginning of period	585,248	712,274	—
End of period	$800,805	$585,248	$712,274

(a)
The Fund changed its fiscal year end from the last day of February to June 30th.
(b)
Commencement of operations was March 31, 2022.
(c)
Commencement of offering of class of shares effective August 1, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

	JPMorgan Preferred and Income Securities Fund
	Six Months Ended December 31, 2023 (Unaudited)	Period Ended June 30, 2023 (a)	Period Ended February 28, 2023 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,490	$1,692	$19,795
Distributions reinvested	436	228	269
Cost of shares redeemed	(4,697)	(580)	(5,034)
Change in net assets resulting from Class A capital transactions	(1,771)	1,340	15,030
Class C (c)
Proceeds from shares issued	1,451	2,310	11,163
Distributions reinvested	297	147	135
Cost of shares redeemed	(2,069)	(1,058)	(820)
Change in net assets resulting from Class C capital transactions	(321)	1,399	10,478
Class I
Proceeds from shares issued	52,190	37,079	392,032
Distributions reinvested	8,346	4,399	6,042
Cost of shares redeemed	(41,474)	(95,141)	(65,656)
Change in net assets resulting from Class I capital transactions	19,062	(53,663)	332,418
Class R6
Proceeds from shares issued	241,972	29,635	399,210
Distributions reinvested	12,253	4,943	9,699
Cost of shares redeemed	(84,211)	(71,587)	(51,650)
Change in net assets resulting from Class R6 capital transactions	170,014	(37,009)	357,259
Total change in net assets resulting from capital transactions	$186,984	$(87,933)	$715,185
SHARE TRANSACTIONS:
Class A
Issued	278	193	2,176
Reinvested	49	26	29
Redeemed	(540)	(67)	(563)
Change in Class A Shares	(213)	152	1,642
Class C (c)
Issued	160	264	1,219
Reinvested	33	17	14
Redeemed	(233)	(122)	(90)
Change in Class C Shares	(40)	159	1,143
Class I
Issued	5,922	4,211	42,338
Reinvested	941	504	666
Redeemed	(4,714)	(10,923)	(7,300)
Change in Class I Shares	2,149	(6,208)	35,704

(a)
The Fund changed its fiscal year end from the last day of February to June 30th.
(b)
Commencement of operations was March 31, 2022.
(c)
Commencement of offering of class of shares effective August 1, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Preferred and Income Securities Fund
	Six Months Ended December 31, 2023 (Unaudited)	Period Ended June 30, 2023 (a)	Period Ended February 28, 2023 (b)
SHARE TRANSACTIONS: (continued)
Class R6
Issued	26,934	3,393	42,932
Reinvested	1,380	566	1,072
Redeemed	(9,553)	(8,209)	(5,709)
Change in Class R6 Shares	18,761	(4,250)	38,295

(a)
The Fund changed its fiscal year end from the last day of February to June 30th.
(b)
Commencement of operations was March 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Preferred and Income Securities Fund
Class A
Six Months Ended December 31, 2023(Unaudited)	$8.79	$0.24	$0.41	$0.65	$(0.26)	$9.18
March 1, 2023 through June 30, 2023 (e)	9.28	0.16	(0.52)	(0.36)	(0.13)	8.79
March 31, 2022 (g) through February 28, 2023	10.00	0.42	(0.79)	(0.37)	(0.35)	9.28
Class C
Six Months Ended December 31, 2023(Unaudited)	8.78	0.22	0.41	0.63	(0.24)	9.17
March 1, 2023 through June 30, 2023 (e)	9.27	0.14	(0.51)	(0.37)	(0.12)	8.78
August 1, 2022 (h) through February 28, 2023	9.46	0.24	(0.21)	0.03	(0.22)	9.27
Class I
Six Months Ended December 31, 2023(Unaudited)	8.78	0.25	0.41	0.66	(0.27)	9.17
March 1, 2023 through June 30, 2023 (e)	9.28	0.17	(0.53)	(0.36)	(0.14)	8.78
March 31, 2022 (g) through February 28, 2023	10.00	0.44	(0.79)	(0.35)	(0.37)	9.28
Class R6
Six Months Ended December 31, 2023(Unaudited)	8.78	0.26	0.40	0.66	(0.27)	9.17
March 1, 2023 through June 30, 2023 (e)	9.28	0.17	(0.53)	(0.36)	(0.14)	8.78
March 31, 2022 (g) through February 28, 2023	10.00	0.43	(0.78)	(0.35)	(0.37)	9.28

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	The Fund changed its fiscal year end from the last day of February to June 30th.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

7.55%	$14,519	0.85%	5.45%	1.14%	16%
(3.82)	15,771	0.85 (f)	5.43 (f)	1.17 (f)	14
(3.60)	15,246	0.84 (f)	5.06 (f)	1.20 (f)	29

7.29	11,576	1.35	4.95	1.64	16
(4.00)	11,428	1.35 (f)	4.93 (f)	1.67 (f)	14
0.42	10,594	1.34 (f)	4.56 (f)	1.71 (f)	29

7.69	290,272	0.60	5.72	0.88	16
(3.84)	259,029	0.60 (f)	5.67 (f)	0.92 (f)	14
(3.38)	331,170	0.59 (f)	5.23 (f)	1.01 (f)	29

7.72	484,438	0.55	5.79	0.63	16
(3.83)	299,020	0.55 (f)	5.73 (f)	0.67 (f)	14
(3.34)	355,264	0.55 (f)	5.21 (f)	0.70 (f)	29
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	19

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust IV (the "Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following is a separate fund of the Trust (the "Fund") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Preferred and Income Securities Fund	Class A, Class C, Class I and Class R6	Diversified
The Fund changed its fiscal year end from the last day of February to June 30th.
The investment objective of the Fund is to seek to provide a high level of current income and total return.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund's prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Fund.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund is calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

20	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$729,266	$—	$729,266
Preferred Stocks	28,832	—	—	28,832
Short-Term Investments
Investment Companies	37,577	—	—	37,577
Total Investments in Securities	$66,409	$729,266	$—	$795,675
B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.
As of December 31, 2023, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	21

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
The Fund did not lend out any securities during the six months ended December 31, 2023.
D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$10,018	$280,315	$252,765	$3	$6	$37,577	37,547	$406	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended December 31, 2023 are as follows:
	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$— (a)	$— (a)	$1	$2	$3

(a)	Amount rounds to less than one thousand.

22	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of December 31, 2023, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared daily and paid at least monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee— Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the six months ended December 31, 2023, the effective annualized rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund's principal underwriter and promotes and arranges for the sale of the Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25%	0.75%
The Distributor waived distribution fees as outlined in Note 3.F.
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2023, JPMDS retained the following:
Front-End Sales Charge	CDSC
$2	$—
D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I
0.25%	0.25%	0.25%

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	23

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund's respective average daily net assets as shown in the table below:
Class A	Class C	Class I	Class R6
0.85%	1.35%	0.60%	0.55%
The expense limitation agreement was in effect for the six months ended December 31, 2023 and are in place until at least October 31, 2024.
For the six months ended December 31, 2023, the Fund's service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$165	$110	$296	$571
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2023 was $8.
JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2023 the amount of this reimbursement was $1.
G. Other— Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended December 31, 2023, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

24	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

4. Investment Transactions
During the six months ended December 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$261,082	$103,378
During the six months ended December 31, 2023, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2023 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$780,816	$19,658	$4,799	$14,859
At June 30, 2023, the Fund had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term	Long-Term
$25,654	$75
6. Borrowings
The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Fund because the Fund and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Fund did not utilize the Credit Facility during the six months ended December 31, 2023.

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	25

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of December 31, 2023, the Fund had one individual shareholder and/or affiliated omnibus account, which owned 96.6% of the Fund's outstanding shares.
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
The Fund is subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund invests in variable and floating rate loans and other variable and floating rate securities. Although these investments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Fund is subject to credit risk. The Fund's investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Fund's investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund's securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Fund's loans, notes, derivatives and other instruments or investments comprising some or all of the Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund's investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.
The Fund is subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
As of December 31, 2023, the Fund had non-U.S. country allocations representing greater than 10% of total investments as follows:
Canada	10.7%
United Kingdom	10.1
The Fund invests in contingent convertible securities (“CoCos”) and is subject to additional risks from such investments. CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or

26	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

the CoCo may be converted to equity. Even though the Fund does not invest in common stock as a principal investment strategy, the Fund will be subject to increased equity market risk in the event that such securities are converted to equity. In addition to being subject to a possible write-down upon the occurrence of a trigger event, CoCos may also be subject to a permanent write-down or conversion into equity (in whole or in part), if the applicable bank regulator or other public administrative authority having responsibility for managing the orderly dissolution of an institution has determined that the issuer is not viable. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer. Holders of CoCos may suffer a loss of capital when comparable equity holders do not. As CoCos may be perpetual or have long-dated maturities, they may face greater interest rate sensitivity and may be subject to greater fluctuations in value than securities with shorter maturity dates. Such securities also may be subject to prepayment risk due to optional or mandatory redemption provisions.

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	27

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2023, and continued to hold your shares at the end of the reporting period, December 31, 2023.
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Preferred and Income Securities Fund
Class A
Actual	$1,000.00	$1,075.50	$4.43	0.85%
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,072.90	7.03	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,076.90	3.13	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R6
Actual	1,000.00	1,077.20	2.87	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

28	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and at each meeting considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreement for the Fund, whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Fund’s performance as compared to the performance of its peers and benchmark and analyses by the Adviser of the Fund’s performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  Broadridge did not include performance information for the Fund because the Fund had less than one year of performance. The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Fund’s objectives, benchmarks, and peers.  Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Fund, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement.  The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund, including personnel changes, if any;
•  The investment strategy for the Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for the Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)  (continued)
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Fund and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Fund;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Fund.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented contractual expense limitations and fee waivers (“Fee Caps”), which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Fund, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was

30	J.P. Morgan Preferred and Income Securities Fund	December 31, 2023

reasonable.  The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and from the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Fund’s performance throughout the year.  In addition, the Trustees considered the brief operating history of the Fund. As part of their review, the Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.
The Trustees noted the performance of the Fund since its inception on March 31, 2022, as compared with that of its benchmark.  The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the Fund’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes within an expense universe with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for the Fund, and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Trustees considered the Fee Caps currently in place for the Fund, the net advisory fee rate and net expense ratio for each share class, taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I and Class R6 shares were in the first quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I and R6 shares of this Fund due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

December 31, 2023	J.P. Morgan Preferred and Income Securities Fund	31

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. December 2023.
SAN-FI-1223

Semi-Annual Report
J.P. Morgan Large Cap Funds
December 31, 2023  (Unaudited)
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Equity Premium Income Fund
JPMorgan Hedged Equity Fund
JPMorgan Hedged Equity 2 Fund
JPMorgan Hedged Equity 3 Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Applied Data Science Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Research Enhanced Equity Fund
JPMorgan U.S. Sustainable Leaders Fund
JPMorgan U.S. Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 7, 2024 (Unaudited)
Dear Shareholder,
U.S. equity markets surged through the end of 2023 and into early 2024 as the risk of economic recession receded and the prospect of lower interest rates drove investor optimism. Globally, financial markets largely generated positive returns, despite heightened geopolitical tensions and signs of economic weakness across Europe and China.
“Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth.” — Brian S. Shlissel
Inflation pressures eased sufficiently during the second half of 2023 to allow the U.S. Federal Reserve (the “Fed”) to hold the benchmark discount interest rate at 5.25% at its June 2023 meeting, ending a string of 10 consecutive interest rate increases. The Fed raised rates once more in July 2023, then held the benchmark rate at 5.50% for the remainder of the 2023.
In the face of elevated interest rates, the U.S. economy proved surprisingly resilient and largely led developed markets in growth through the end of 2023. Gross domestic product outpaced economists’ consensus expectations with a 4.9% jump in the third quarter and estimated growth of 3.3% in the fourth quarter. Though the U.S. economy continued to expand, inflation data indicated that the Fed’s efforts to cool the domestic economy appeared to be effective.
Certain other measures of the U.S. economy showed little sign of weakness. Consumer spending remained elevated in the second half of 2023 and rose month-to-month to reach approximately $709.9 billion in retail sales in December 2023. The unemployment rate settled at 3.7% in the final two months of 2023 as approximately 333,000 jobs were added in December alone. Further, an estimated 353,000 jobs were added in January 2024, approximately double the increase anticipated by certain economists.
Both equity and bond markets in the U.S. performed well, buoyed by the overall strength shown by the U.S. economy and the apparent turn in Fed policy. Stronger-than-expected  consumer spending and corporate earnings, as well as investor expectations for artificial-intelligence-driven productivity gains bolstered demand for equities in recent months. Certain leading U.S. equity indexes returned more than 9% in November and in excess of 5% in December 2023. In January 2024, the S&P 500 Index reached six new closing highs and surpassed 4,800 points for the first time. However, equity market gains were not broadly spread: The largest 10 stocks in the S&P 500 Index comprised approximately 90% of the index’s price gains for all of 2023.
While U.S. financial markets largely appeared to withstand increased geopolitical tensions in 2023, the potential for the conflicts in Ukraine and Israel to expand in intensity and geography may threaten global economic growth and increase market volatility. Additionally, the Fed may be forced to change policy should the strength of U.S. economy recede or the downward trend in inflation were to reverse.
Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth. While risks to the growth outlook remain, we believe investors who hold a well-diversified portfolio over the long term should be positioned to benefit from positive economic trends.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2023	J.P. Morgan Large Cap Funds	1

MARKET OVERVIEW
SIX MONTHS ENDED December 31, 2023 (Unaudited)
U.S. equity markets largely rallied in the final two months of 2023, rebounding from three months of declines to generate positive returns for the six month period. Investor demand for large cap stocks in the technology and communications sectors was a leading driver of equity market returns. Bond markets generally provided positive returns but underperformed equity markets.
After raising its policy benchmark interest rates by 0.25% in July 2023, the U.S. Federal Reserve (the “Fed”) declined to raise rates further at its next three meetings for the year. More importantly for investors, the central bank stated in December 2023 that it could begin to lower interest rates in the first half of 2024, if inflationary pressures continued to recede.
While the U.S. economic growth showed signs of slowing in mid-2023, third-quarter gross domestic product exceeded economists’ consensus expectations with a 4.9% increase. Growth was largely driven by resilient consumer spending and inventory building by businesses. The unemployment rate in the U.S. remained historically low at 3.8% for most of the six-month period before settling at 3.7% in December 2023. The data and the outlook for interest rates fed investor expectations that the U.S. could avoid an economic recession in 2024.
U.S. equities generally outperformed both international developed markets and emerging markets equities for the period. Overall, gains in U.S. markets were led by large capitalization stocks in the technology and communications sectors, particularly the so-called Magnificent Seven: Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc. At the end of 2023, the 10 largest companies in the S&P 500 Index accounted for 31.2% of the index’s total market capitalization. Notably, only within small cap stocks did value outperform growth for the period.
Investor expectations that the Fed and private sector banks could begin to lower their interest rates sparked a broad rally in U.S. fixed income markets in the final two months of 2023. Overall, lower quality bonds, high yield bonds (also known a junk bonds) and emerging markets debt outperformed U.S. Treasury bonds and higher quality U.S. corporate debt.

2	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan Equity Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	4.99%
Russell 1000 Value Index	6.03%
Net Assets as of 12/31/2023 (In Thousands)	$46,369,909
INVESTMENT OBJECTIVE**
The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the industrials and materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and health care sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co. and RTX Corp., and its underweight position in Intel Corp. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug. Shares of RTX, an aerospace and defense manufacturer formerly known as Raytheon Technologies, fell after the company said the recall of Pratt & Whitney jet engines would hurt earnings. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there.
Leading individual contributors to relative performance included the Fund’s overweight positions in U.S. Bancorp and PNC Financial Services Group Inc., and its out-of-Benchmark position in AbbVie Inc. Shares of U.S. Bancorp and PNC Financial Services Group, both diversified regional banks, rose amid investor expectations that regional banks would benefit from lower interest rates in 2024. Shares of AbbVie, a developer and manufacturer of pharmaceuticals, rose amid investor expectations the company would benefit from mergers and acquisitions activity across the broader pharmaceuticals sector.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process seeks to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	ConocoPhillips	2.9%
2.	Wells Fargo & Co.	2.4
3.	UnitedHealth Group, Inc.	2.2
4.	Comcast Corp., Class A	2.2
5.	Air Products and Chemicals, Inc.	2.1
6.	BlackRock, Inc.	2.1
7.	Norfolk Southern Corp.	2.1
8.	Morgan Stanley	2.1
9.	Chevron Corp.	2.0
10.	Analog Devices, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	21.9%
Health Care	16.0
Industrials	14.7
Information Technology	9.8
Consumer Staples	9.7
Energy	8.4
Consumer Discretionary	6.2
Utilities	4.3
Materials	3.9
Communication Services	2.8
Real Estate	2.0
Short-Term Investments	0.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2023	J.P. Morgan Large Cap Funds	3

JPMorgan Equity Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		(0.67)%	(1.02)%	9.51%	8.35%
Without Sales Charge		4.83	4.48	10.70	8.93
CLASS C SHARES	November 4, 1997
With CDSC ***		3.53	2.92	10.14	8.49
Without CDSC		4.53	3.92	10.14	8.49
CLASS I SHARES	July 2, 1987	4.99	4.78	10.98	9.21
CLASS R2 SHARES	February 28, 2011	4.72	4.24	10.42	8.66
CLASS R3 SHARES	September 9, 2016	4.83	4.48	10.70	8.93
CLASS R4 SHARES	September 9, 2016	4.95	4.74	10.97	9.20
CLASS R5 SHARES	February 28, 2011	5.07	4.93	11.14	9.39
CLASS R6 SHARES	January 31, 2012	5.13	5.04	11.25	9.49

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares currently have the same expenses as Class A Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Large Cap Funds	5

JPMorgan Equity Index Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	7.94%
S&P 500 Index	8.04%
Net Assets as of 12/31/2023 (In Thousands)	$8,805,359
INVESTMENT OBJECTIVE**
The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the six months ended December 31, 2023, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s investment objective and indexing strategy, as the Fund looks to generate returns that are comparable to those of the Benchmark.
U.S. equity indexes provided positive returns for the period, amid receding inflation, buoyant consumer demand and low unemployment. For the six-month period, the information technology and financials sectors were leading contributors to performance for the Fund and the Benchmark, while the utilities and consumer staples sectors were the sole detractors from performance.
HOW WAS THE FUND POSITIONED?
Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.9%
2.	Microsoft Corp.	6.9
3.	Amazon.com, Inc.	3.4
4.	NVIDIA Corp.	3.0
5.	Alphabet, Inc., Class A	2.1
6.	Meta Platforms, Inc., Class A	1.9
7.	Alphabet, Inc., Class C	1.7
8.	Tesla, Inc.	1.7
9.	Berkshire Hathaway, Inc., Class B	1.6
10.	JPMorgan Chase & Co.	1.2

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.5%
Financials	12.8
Health Care	12.4
Consumer Discretionary	10.7
Industrials	8.7
Communication Services	8.5
Consumer Staples	6.1
Energy	3.8
Real Estate	2.5
Materials	2.4
Utilities	2.3
Short-Term Investments	1.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		2.14%	19.13%	13.94%	10.93%
Without Sales Charge		7.80	25.72	15.18	11.53
CLASS C SHARES	November 4, 1997
With CDSC ***		6.48	23.95	14.49	10.94
Without CDSC		7.48	24.95	14.49	10.94
CLASS I SHARES	July 2, 1991	7.94	26.03	15.46	11.80
CLASS R6 SHARES	September 1, 2016	8.02	26.23	15.64	11.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

December 31, 2023	J.P. Morgan Large Cap Funds	7

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	3.98%
S&P 500 Index	8.04%
ICE BofA 3-Month US Treasury Bill Index	2.71%
Net Assets as of 12/31/2023 (In Thousands)	$5,867,296
INVESTMENT OBJECTIVE**
The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofA 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2023.
The Fund’s overweight positions in the consumer staples and utilities sectors were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading contributor to relative performance.
Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Hershey Co., Texas Instruments Inc. and Bristol-Myers Squibb Co. Shares of Hershey, a maker of chocolates and other snacks, fell amid rising global cocoa prices and investor concerns that widespread use of new weight-loss drugs would reduce demand for confectionary products. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2023 and issued a weaker-than-expected earnings forecast. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023 amid increased competition from generic versions of the company’s leading anti-cancer drug.
Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Intuit Inc. and Trane Technologies and its underweight position in Pfizer Inc. Shares of Intuit, a financial software developer, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter. Shares of Trane Technologies, a supplier of heating, cooling and ventilation systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Pfizer, a pharmaceuticals developer and health care products manufacturer not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast.
HOW WAS THE FUND POSITIONED?
The Fund seeks to generate income through a combination of selling options, investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Amazon.com, Inc.	1.7%
2.	Microsoft Corp.	1.7
3.	Intuit, Inc.	1.6
4.	Trane Technologies plc	1.6
5.	Progressive Corp. (The)	1.6
6.	Mastercard, Inc., Class A	1.5
7.	Accenture plc, Class A	1.5
8.	Adobe, Inc.	1.5
9.	Visa, Inc., Class A	1.5
10.	AbbVie, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	14.7%
Financials	12.1
Industrials	11.7
Health Care	11.7
Consumer Staples	10.7
Consumer Discretionary	7.5
Communication Services	4.1
Utilities	4.1
Real Estate	3.1
Materials	3.0
Energy	2.5
Other ***	13.6
Short-Term Investments	1.2

8	J.P. Morgan Large Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Equity-Linked Notes that are linked to the S&P 500 Index.

December 31, 2023	J.P. Morgan Large Cap Funds	9

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge **		(1.60)%	3.56%	8.94%	6.88%
Without Sales Charge		3.85	9.33	10.12	7.96
CLASS C SHARES	August 31, 2018
With CDSC ***		2.59	7.79	9.57	7.43
Without CDSC		3.59	8.79	9.57	7.43
CLASS I SHARES	August 31, 2018	3.98	9.60	10.38	8.22
CLASS R5 SHARES	August 31, 2018	4.06	9.76	10.54	8.38
CLASS R6 SHARES	August 31, 2018	4.11	9.87	10.65	8.49

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (8/31/18 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on August 31, 2018.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index from August 31, 2018 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofA 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark

10	J.P. Morgan Large Cap Funds	December 31, 2023

Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America
Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

December 31, 2023	J.P. Morgan Large Cap Funds	11

JPMorgan Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	2.58%
S&P 500 Index	8.04%
ICE BofA 3-Month US Treasury Bill Index	2.71%
Net Assets as of 12/31/2023 (In Thousands)	$16,914,831
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2023. The Fund’s hedging strategy using exchange-traded index put options and exchange-traded index call options was a leading detractor from performance relative to the Benchmark as equity prices largely rallied in the final months of the period.
The Fund’s security selection in the technology and industrial cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer cyclical and media sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Broadcom Inc. and Intel Corp., and its overweight position in Bristol-Myers Squibb Co. Shares of Broadcom, a semiconductor manufacturer, rose amid increased demand for artificial intelligence technologies. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug.
Leading individual contributors to relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Trane Technologies PLC and Booking Holdings Inc. Shares of Pfizer, a pharmaceuticals developer and health care products manufacturer not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast. Shares of Trane Technologies, a supplier of heating, cooling and ventilation systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Booking Holdings, a provider of online travel and restaurant reservation services, rose after reporting consecutive quarters of better-than-expected earnings.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

12	J.P. Morgan Large Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.3%
2.	Apple, Inc.	6.6
3.	Amazon.com, Inc.	3.9
4.	NVIDIA Corp.	3.3
5.	Meta Platforms, Inc., Class A	2.2
6.	Alphabet, Inc., Class A	2.0
7.	UnitedHealth Group, Inc.	1.5
8.	Mastercard, Inc., Class A	1.5
9.	Tesla, Inc.	1.5
10.	Exxon Mobil Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.4%
Financials	12.6
Health Care	12.0
Consumer Discretionary	11.1
Industrials	8.3
Communication Services	7.6
Consumer Staples	6.0
Energy	3.8
Utilities	2.3
Real Estate	2.2
Materials	2.2
Others (each less than 1.0%)	0.8
Short-Term Investments	3.7

December 31, 2023	J.P. Morgan Large Cap Funds	13

JPMorgan Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 13, 2013
With Sales Charge **		(2.93)%	9.69%	7.92%	6.72%
Without Sales Charge		2.46	15.78	9.09	7.29
CLASS C SHARES	December 13, 2013
With CDSC ***		1.18	14.17	8.55	6.87
Without CDSC		2.18	15.17	8.55	6.87
CLASS I SHARES	December 13, 2013	2.58	16.06	9.37	7.56
CLASS R5 SHARES	December 13, 2013	2.65	16.25	9.52	7.74
CLASS R6 SHARES	December 13, 2013	2.70	16.36	9.63	7.83

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on December 13, 2013.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index from December 13, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofA 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any

14	J.P. Morgan Large Cap Funds	December 31, 2023

liability for any errors, omissions, or interruptions of any index or the data included therein.
Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

December 31, 2023	J.P. Morgan Large Cap Funds	15

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	1.08%
S&P 500 Index	8.04%
ICE BofA 3-Month US Treasury Bill Index	2.71%
Net Assets as of 12/31/2023 (In Thousands)	$4,647,928
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2023. The Fund’s hedging strategy using exchange-traded index put options and exchange-traded index call options was a leading detractor from performance relative to the Benchmark as equity prices largely rallied in the final months of the period.
The Fund’s security selection in the technology and industrial cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer cyclical and media sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Broadcom Inc. and Intel Corp., and its overweight position in Bristol-Myers Squibb Co. Shares of Broadcom, a semiconductor manufacturer, rose amid increased demand for artificial intelligence technologies. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug.
Leading individual contributors to relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Trane Technologies PLC and Booking Holdings Inc. Shares of Pfizer, a pharmaceuticals developer and health care products manufacturer not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast. Shares of Trane Technologies, a supplier of heating, cooling and ventilation systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Booking Holdings, a provider of online travel and restaurant reservation services, rose after reporting consecutive quarters of better-than-expected earnings.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

16	J.P. Morgan Large Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Amount rounds to less than 0.1%.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.5%
2.	Apple, Inc.	6.8
3.	Amazon.com, Inc.	4.0
4.	NVIDIA Corp.	3.3
5.	Meta Platforms, Inc., Class A	2.3
6.	Alphabet, Inc., Class A	2.0
7.	UnitedHealth Group, Inc.	1.6
8.	Mastercard, Inc., Class A	1.6
9.	Tesla, Inc.	1.5
10.	Exxon Mobil Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.2%
Financials	13.0
Health Care	12.4
Consumer Discretionary	11.4
Industrials	8.6
Communication Services	7.8
Consumer Staples	6.2
Energy	3.9
Utilities	2.3
Real Estate	2.3
Materials	2.3
Others (each less than 1.0%)	0.0***
Short-Term Investments	1.6

December 31, 2023	J.P. Morgan Large Cap Funds	17

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge **		(4.34)%	8.84%	2.57%
Without Sales Charge		0.95	14.88	4.53
CLASS C SHARES	February 26, 2021
With CDSC ***		(0.31)	13.30	4.02
Without CDSC		0.69	14.30	4.02
CLASS I SHARES	February 26, 2021	1.08	15.26	4.81
CLASS R5 SHARES	February 26, 2021	1.22	15.42	4.97
CLASS R6 SHARES	February 26, 2021	1.21	15.53	5.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (2/26/21 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund, the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index from February 26, 2021 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofA 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

18	J.P. Morgan Large Cap Funds	December 31, 2023

Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data
Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

December 31, 2023	J.P. Morgan Large Cap Funds	19

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	6.99%
S&P 500 Index	8.04%
ICE BofA 3-Month US Treasury Bill Index	2.71%
Net Assets as of 12/31/2023 (In Thousands)	$2,862,757
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2023. The Fund’s hedging strategy using exchange-traded index put options and exchange-traded index call options was a leading detractor from performance relative to the Benchmark as equity prices largely rallied in the final months of the period.
The Fund’s security selection in the technology and industrial cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer cyclical and media sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Broadcom Inc. and Intel Corp., and its overweight position in Bristol-Myers Squibb Co. Shares of Broadcom, a semiconductor manufacturer, rose amid increased demand for artificial intelligence technologies. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug.
Leading individual contributors to relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Trane Technologies PLC and Booking Holdings Inc. Shares of Pfizer, a pharmaceuticals developer and health care products manufacturer not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast. Shares of Trane Technologies, a supplier of heating, cooling and ventilation systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Booking Holdings, a provider of online travel and restaurant reservation services, rose after reporting consecutive quarters of better-than-expected earnings.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

20	J.P. Morgan Large Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.5%
2.	Apple, Inc.	6.9
3.	Amazon.com, Inc.	4.0
4.	NVIDIA Corp.	3.4
5.	Meta Platforms, Inc., Class A	2.3
6.	Alphabet, Inc., Class A	2.1
7.	UnitedHealth Group, Inc.	1.6
8.	Mastercard, Inc., Class A	1.6
9.	Tesla, Inc.	1.5
10.	Exxon Mobil Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.4%
Financials	13.1
Health Care	12.5
Consumer Discretionary	11.5
Industrials	8.6
Communication Services	7.9
Consumer Staples	6.3
Energy	3.9
Utilities	2.4
Real Estate	2.3
Materials	2.3
Others (each less than 1.0%)	0.3
Short-Term Investments	0.5

December 31, 2023	J.P. Morgan Large Cap Funds	21

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge **		1.23%	12.16%	2.74%
Without Sales Charge		6.86	18.34	4.70
CLASS C SHARES	February 26, 2021
With CDSC ***		5.55	16.72	4.17
Without CDSC		6.55	17.72	4.17
CLASS I SHARES	February 26, 2021	6.99	18.60	4.96
CLASS R5 SHARES	February 26, 2021	7.05	18.77	5.12
CLASS R6 SHARES	February 26, 2021	7.18	18.96	5.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (2/26/21 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund, the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index from February 26, 2021 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofA 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

22	J.P. Morgan Large Cap Funds	December 31, 2023

Source ICE Data Indices, LLC is used with permission. ICE® is a registered trademark of ICE Data Indices, LLC or its affiliates and BofA® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA"), and may not be used without BofA's prior written approval. The index data referenced herein is the property of ICE Data
Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by J.P. Morgan Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with the use of such index data or marks. See prospectus for a full copy of the Disclaimer.

December 31, 2023	J.P. Morgan Large Cap Funds	23

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	9.20%
Russell 1000 Growth Index	10.59%
Net Assets as of 12/31/2023 (In Thousands)	$72,855,532
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the health care and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and consumer staples sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Align Technology Inc., Exact Sciences Corp. and Oracle Inc. Shares of Align Technology, a maker of clear dental aligners, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2023. Shares of Exact Sciences, a provider of cancer screening and medical diagnostic tests, fell following a rally in the shares in the first half of  2023. Shares of Oracle, a software developer, fell after the company reported consecutive quarters of lower-than-expected revenue.
Leading individual contributors to relative performance included the Fund’s underweight position in Apple Inc., its overweight position in Uber Technologies Inc. and its out-of-Benchmark position in MercadoLibre Inc. Shares of Apple, a diversified information technology provider, fell late in the period following a rally in the company’s share price. Shares of Uber Technologies, a ride-hailing service, rose amid increased bookings and after the company was included in the S&P 500 Index. Shares of MercadoLibre, an online retail commerce platform, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	11.4%
2.	Amazon.com, Inc.	6.9
3.	Apple, Inc.	5.3
4.	Meta Platforms, Inc., Class A	5.2
5.	NVIDIA Corp.	5.0
6.	Eli Lilly & Co.	4.7
7.	Alphabet, Inc., Class C	3.8
8.	Mastercard, Inc., Class A	2.7
9.	Netflix, Inc.	2.7
10.	Broadcom, Inc.	2.6

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	42.3%
Consumer Discretionary	17.4
Communication Services	12.6
Health Care	10.1
Industrials	8.0
Financials	4.4
Consumer Staples	1.1
Energy	1.0
Others (each less than 1.0%)	0.4
Short-Term Investments	2.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge **		3.34%	27.25%	19.29%	14.50%
Without Sales Charge		9.06	34.28	20.59	15.11
CLASS C SHARES	November 4, 1997
With CDSC ***		7.78	32.60	19.98	14.66
Without CDSC		8.78	33.60	19.98	14.66
CLASS I SHARES	February 28, 1992	9.20	34.62	20.89	15.37
CLASS R2 SHARES	November 3, 2008	8.93	33.94	20.28	14.83
CLASS R3 SHARES	September 9, 2016	9.07	34.29	20.59	15.10
CLASS R4 SHARES	September 9, 2016	9.19	34.61	20.89	15.36
CLASS R5 SHARES	April 14, 2009	9.28	34.79	21.06	15.56
CLASS R6 SHARES	November 30, 2010	9.34	34.95	21.19	15.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Large Cap Funds	25

JPMorgan Large Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	6.62%
Russell 1000 Value Index	6.03%
Net Assets as of 12/31/2023 (In Thousands)	$3,622,378
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the financials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials and utilities sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in AbbVie Inc. and Kontoor Brands Inc., and its overweight position in Centene Corp. Shares of AbbVie, a developer and manufacturer of pharmaceuticals, rose amid investor expectations the company would benefit from mergers and acquisitions activity in the broader pharmaceuticals sector. Shares of Kontoor Brands, an apparel and luxury goods manufacturer, rose after the company reported better-than-expected earnings and revenue for the second quarter of 2023. Shares of Centene, a managed health care provider, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
Leading individual detractors from relative performance included the Fund’s overweight positions in FMC Corp., Bristol-Myers Squibb Co. and Chemours Co. Shares of FMC, a fertilizer and agricultural chemicals manufacturer, fell after the company lowered its full year 2023 earnings forecast. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023 amid increased competition from generic versions of the company’s leading anti-cancer drug. Shares of Chemours, a diversified chemicals manufacturer, fell after the company reported lower-than-expected earnings for the third quarter of 2023 and lowered its earnings forecast for the full year 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	4.8%
2.	Truist Financial Corp.	2.6
3.	Chevron Corp.	2.4
4.	Fiserv, Inc.	2.3
5.	AbbVie, Inc.	2.3
6.	Citigroup, Inc.	2.0
7.	Wells Fargo & Co.	2.0
8.	Digital Realty Trust, Inc.	2.0
9.	Boeing Co. (The)	1.9
10.	Bristol-Myers Squibb Co.	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	25.6%
Industrials	15.1
Health Care	12.7
Information Technology	7.5
Communication Services	7.4
Materials	6.0
Consumer Staples	6.0
Energy	5.1
Consumer Discretionary	4.7
Real Estate	4.4
Utilities	3.8
Short-Term Investments	1.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

26	J.P. Morgan Large Cap Funds	December 31, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Large Cap Funds	27

JPMorgan Large Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		0.81%	5.16%	12.64%	9.41%
Without Sales Charge		6.40	10.97	13.85	10.00
CLASS C SHARES	March 22, 1999
With CDSC ***		5.15	9.39	13.27	9.55
Without CDSC		6.15	10.39	13.27	9.55
CLASS I SHARES	March 1, 1991	6.62	11.27	14.14	10.23
CLASS R2 SHARES	November 3, 2008	6.28	10.70	13.56	9.71
CLASS R3 SHARES	October 1, 2018	6.46	10.94	13.84	9.99
CLASS R4 SHARES	October 1, 2018	6.57	11.24	14.13	10.23
CLASS R5 SHARES	May 15, 2006	6.67	11.40	14.30	10.42
CLASS R6 SHARES	November 30, 2010	6.72	11.55	14.41	10.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

28	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. Applied Data Science Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	7.15%
Russell 1000 Value Index	6.03%
Net Assets as of 12/31/2023 (In Thousands)	$167,886
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the health care and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology and the utilities sector was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in AbbVie Inc. and Eli Lilly & Co., and its overweight position in Vertex Pharmaceuticals Inc. Shares of AbbVie, a developer and manufacturer of pharmaceuticals, rose amid investor expectations that the company would benefit from mergers and acquisitions activity in the broader pharmaceuticals sector. Shares of Eli Lilly, a developer and manufacturer of pharmaceuticals, rose amid strong demand for the company’s weight-loss drug. Shares of Vertex Pharmaceuticals, a drug developer, rose after the company provided positive data from a study of its new pain medication.
Leading individual detractors from relative performance included the Fund’s overweight positions in NextEra Energy Inc. and Bristol-Myers Squibb Co., and its underweight position in Intel Corp. Shares of NextEra Energy, an electric utility based in Florida, fell after the company lowered its growth forecast amid pressure from elevated interest rates. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023 amid increased competition from generic versions of the company’s leading anti-cancer drug. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a data science driven investment approach that combines research, data insights and risk management. The portfolio managers utilize proprietary techniques to process, analyze and combine a wide variety of data sources, including a multi-decade history of proprietary fundamental research, company fundamentals and alternative data.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	ConocoPhillips	2.4%
2.	Exxon Mobil Corp.	2.4
3.	Wells Fargo & Co.	2.3
4.	Eaton Corp. plc	2.2
5.	Prologis, Inc.	2.2
6.	BlackRock, Inc.	2.1
7.	Bank of America Corp.	2.0
8.	Berkshire Hathaway, Inc., Class B	2.0
9.	Comcast Corp., Class A	1.7
10.	NextEra Energy, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	21.5%
Health Care	15.6
Industrials	15.4
Energy	8.7
Consumer Staples	7.2
Information Technology	6.8
Utilities	5.3
Consumer Discretionary	5.2
Communication Services	5.1
Real Estate	4.7
Materials	4.0
Short-Term Investments	0.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2023	J.P. Morgan Large Cap Funds	29

JPMorgan U.S. Applied Data Science Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge **		1.39%	6.05%	10.15%	7.49%
Without Sales Charge		7.01	11.91	11.35	8.07
CLASS C SHARES	February 19, 2005
With CDSC ***		5.79	10.37	10.79	7.64
Without CDSC		6.79	11.37	10.79	7.64
CLASS I SHARES	February 28, 2003	7.15	12.17	11.62	8.30
CLASS R2 SHARES	November 3, 2008	6.81	11.48	11.00	7.77
CLASS R5 SHARES	May 15, 2006	7.20	12.23	11.72	8.46
CLASS R6 SHARES	November 30, 2010	7.25	12.34	11.84	8.54

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Large Cap Funds	31

JPMorgan U.S. Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	8.97%
S&P 500 Index	8.04%
Net Assets as of 12/31/2023 (In Thousands)	$25,452,703
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the pharmaceuticals/medical technology and media sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the utilities and the software & services sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Uber Technologies Inc., Eaton Corp. and Regeneron Pharmaceuticals Inc. Shares of Uber Technologies, a ride-hailing service, rose amid increased bookings and after the company was included in the S&P 500 Index. Shares of Eaton, an electrical equipment and components manufacturer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue and raised its profit forecast. Shares of Regeneron Pharmaceuticals, a drug developer and manufacturer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
Leading individual detractors from relative performance included the Fund’s overweight positions in NextEra Energy Inc., Bristol-Myers Squibb Co., and Oracle Inc. Shares of NextEra Energy, an electric utility based in Florida, fell after the company lowered its growth forecast amid pressure from elevated interest rates. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023 amid increased competition from generic versions of the company’s leading anti-cancer drug. Shares of Oracle, a software developer, fell after the company reported consecutive quarters of lower-than-expected revenue.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	9.2%
2.	Apple, Inc.	5.0
3.	Amazon.com, Inc.	4.6
4.	NVIDIA Corp.	3.3
5.	UnitedHealth Group, Inc.	3.1
6.	Alphabet, Inc., Class A	3.0
7.	Meta Platforms, Inc., Class A	2.8
8.	AbbVie, Inc.	2.6
9.	Morgan Stanley	2.5
10.	NXP Semiconductors NV (China)	2.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.7%
Health Care	13.8
Financials	13.5
Consumer Discretionary	11.4
Industrials	11.1
Communication Services	5.8
Energy	5.2
Utilities	4.0
Materials	2.8
Real Estate	2.3
Consumer Staples	2.3
Short-Term Investments	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

32	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge **		3.03%	20.07%	15.59%	11.42%
Without Sales Charge		8.71	26.71	16.84	12.02
CLASS C SHARES	September 10, 2001
With CDSC ***		7.43	25.10	16.26	11.57
Without CDSC		8.43	26.10	16.26	11.57
CLASS I SHARES	September 10, 2001	8.87	27.04	17.13	12.28
CLASS L SHARES	September 17, 1993	8.97	27.26	17.31	12.44
CLASS R2 SHARES	November 3, 2008	8.60	26.41	16.57	11.75
CLASS R3 SHARES	September 9, 2016	8.71	26.66	16.84	12.01
CLASS R4 SHARES	September 9, 2016	8.83	27.02	17.14	12.28
CLASS R5 SHARES	May 15, 2006	8.97	27.25	17.31	12.47
CLASS R6 SHARES	November 30, 2010	8.99	27.35	17.44	12.56

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more

December 31, 2023	J.P. Morgan Large Cap Funds	33

JPMorgan U.S. Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

34	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. GARP Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	10.75%
Russell 1000 Growth Index	10.59%
Net Assets as of 12/31/2023 (In Thousands)	$1,215,825
INVESTMENT OBJECTIVE**
The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the industrials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the utilities and materials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Seagate Technology Holdings Inc. and its overweight positions in Crowdstrike Holdings Inc. and Intuit Inc. Shares of Seagate Technology Holdings, a data hardware and storage provider, rose amid investor expectations that the company will benefit from increased demand for artificial intelligence technologies. Shares of CrowdStrike Holdings, a data security software provider, rose amid surging corporate demand for cybersecurity and artificial intelligence technologies. Shares of Intuit, a financial software developer, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter.
Leading individual detractors from relative performance included the Fund’s overweight positions in Oracle Inc. and Lowe’s Cos., and its underweight position in Broadcom Inc. Shares of Oracle, a software developer, fell after the company reported consecutive quarters of lower-than-expected revenue. Shares of Lowe’s, a home improvement products retail chain, fell amid declining demand for do-it-yourself projects and weaker-than-expected revenue during the period. Shares of Broadcom, a semiconductor manufacturer, rose amid increased demand for artificial intelligence technologies.
HOW WAS THE FUND POSITIONED?
The Fund’s managers sought high quality growth companies that they believed had superior growth expectations and that were trading at a discount to their peers.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	11.1%
2.	Apple, Inc.	9.3
3.	Amazon.com, Inc.	5.4
4.	NVIDIA Corp.	4.8
5.	Meta Platforms, Inc., Class A	4.4
6.	Mastercard, Inc., Class A	3.4
7.	Alphabet, Inc., Class A	2.7
8.	Alphabet, Inc., Class C	2.3
9.	Tesla, Inc.	2.2
10.	Lowe's Cos., Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	40.5%
Consumer Discretionary	14.6
Communication Services	10.9
Health Care	10.4
Financials	7.1
Industrials	6.8
Consumer Staples	3.9
Energy	1.3
Real Estate	1.3
Others (each less than 1.0%)	1.4
Short-Term Investments	1.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Large Cap Funds	35

JPMorgan U.S. GARP Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge **		4.81%	34.22%	15.77%	12.63%
Without Sales Charge		10.62	41.67	17.03	13.24
CLASS C SHARES	February 19, 2005
With CDSC ***		9.36	39.98	16.45	12.79
Without CDSC		10.36	40.98	16.45	12.79
CLASS I SHARES	February 28, 2003	10.75	42.03	17.32	13.52
CLASS R2 SHARES	November 3, 2008	10.49	41.31	16.74	12.96
CLASS R5 SHARES	May 15, 2006	10.86	42.25	17.50	13.71
CLASS R6 SHARES	November 2, 2015	10.91	42.38	17.61	13.80

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

36	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	9.69%
S&P 500 Index	8.04%
Net Assets as of 12/31/2023 (In Thousands)	$1,594,084
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the media sector and its underweight position in the automobiles & transportation sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and software & services sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Uber Technologies Inc. and Seagate Technology Holdings Inc., and its underweight position in Tesla Inc. Shares of Uber Technologies, a ride-hailing service, rose amid increased bookings and after the company was included in the S&P 500 Index. Shares of Seagate Technology Holdings, a data hardware and storage provider, rose amid investor expectations that the company will benefit from increased demand for artificial intelligence technologies. Shares of Tesla, an electric vehicles manufacturer, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2023.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Endeavor Group Holdings Inc. and its short positions in Intel Corp. and Broadcom Inc. Shares of Endeavor Group Holdings, an entertainment and live events provider, fell after an agreement to be acquired by Silver Lake Technology Management failed to be completed during the period. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of Broadcom, a semiconductor manufacturer, rose amid increased demand for artificial intelligence technologies.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 127% to 27%.
TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.4%
2.	Amazon.com, Inc.	4.0
3.	Apple, Inc.	3.3
4.	NVIDIA Corp.	3.3
5.	Alphabet, Inc., Class A	2.8
6.	Meta Platforms, Inc., Class A	2.6
7.	Mastercard, Inc., Class A	2.4
8.	UnitedHealth Group, Inc.	2.3
9.	NXP Semiconductors NV (China)	1.9
10.	Wells Fargo & Co.	1.5

December 31, 2023	J.P. Morgan Large Cap Funds	37

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Applied Materials, Inc.	3.1%
2.	Cisco Systems, Inc.	2.3
3.	NetApp, Inc.	2.3
4.	Intel Corp.	2.2
5.	QUALCOMM, Inc.	1.8
6.	General Dynamics Corp.	1.7
7.	Simon Property Group, Inc.	1.7
8.	Home Depot, Inc. (The)	1.7
9.	Sysco Corp.	1.6
10.	Western Union Co. (The)	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.8%
Financials	13.4
Health Care	12.0
Consumer Discretionary	11.0
Industrials	10.4
Communication Services	8.8
Consumer Staples	4.8
Energy	4.6
Utilities	3.0
Real Estate	2.0
Materials	1.8
Short-Term Investments	2.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	19.6%
Industrials	18.8
Information Technology	18.7
Health Care	7.6
Consumer Discretionary	6.8
Consumer Staples	6.8
Communication Services	6.5
Utilities	5.8
Energy	5.2
Real Estate	3.2
Materials	1.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

38	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge **		3.75%	22.67%	15.94%	11.33%
Without Sales Charge		9.53	29.45	17.20	11.93
CLASS C SHARES	November 1, 2005
With CDSC ***		8.20	27.74	16.60	11.49
Without CDSC		9.20	28.74	16.60	11.49
CLASS I SHARES	November 1, 2005	9.69	29.82	17.49	12.21
CLASS R2 SHARES	November 3, 2008	9.28	28.83	16.75	11.57
CLASS R5 SHARES	May 15, 2006	9.61	29.72	17.51	12.32
CLASS R6 SHARES	November 1, 2017	9.70	29.84	17.63	12.39

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

December 31, 2023	J.P. Morgan Large Cap Funds	39

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	8.65%
S&P 500 Index	8.04%
Net Assets as of 12/31/2023 (In Thousands)	$7,725,267
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Benchmark for the six months ended December 31, 2023.
The Fund’s security selection in the consumer cyclical and media sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the technology and industrial cyclical sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Trane Technologies PLC and Booking Holdings Inc. Shares of Pfizer, a pharmaceuticals developer and health care products manufacturer not held in the Fund, fell after the company issued a weaker-than-expected earnings forecast. Shares of Trane Technologies, a supplier of heating, cooling and ventilation systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Booking Holdings, a provider of online travel and restaurant reservation services, rose after reporting consecutive quarters of better-than-expected earnings.
Leading individual detractors from relative performance included the Fund’s underweight position in Broadcom Inc. and Intel Corp., and its overweight position in Bristol-Myers Squibb Co. Shares of Broadcom, a semiconductor manufacturer, rose amid increased demand for artificial intelligence technologies. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.5%
2.	Apple, Inc.	6.9
3.	Amazon.com, Inc.	4.0
4.	NVIDIA Corp.	3.4
5.	Meta Platforms, Inc., Class A	2.3
6.	Alphabet, Inc., Class A	2.1
7.	UnitedHealth Group, Inc.	1.6
8.	Mastercard, Inc., Class A	1.6
9.	Tesla, Inc.	1.5
10.	Exxon Mobil Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.4%
Financials	13.1
Health Care	12.5
Consumer Discretionary	11.5
Industrials	8.6
Communication Services	7.9
Consumer Staples	6.3
Energy	3.9
Utilities	2.4
Real Estate	2.3
Materials	2.3
Short-Term Investments	0.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

40	J.P. Morgan Large Cap Funds	December 31, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Large Cap Funds	41

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge **		2.80%	21.18%	15.24%	11.02%
Without Sales Charge		8.51	27.91	16.49	11.62
CLASS I SHARES	September 10, 2001	8.65	28.23	16.78	11.90
CLASS R6 SHARES	March 24, 2003	8.69	28.29	16.89	12.06

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

42	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	9.05%
S&P 500 Index	8.04%
Net Assets as of 12/31/2023 (In Thousands)	$189,688
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six  months ended December 31, 2023.
The Fund’s security selection in the industrials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the utilities and information technology sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Costco Wholesale Corp., Seagate Technology Holdings Inc. and Union Pacific Corp. Shares of Costco Wholesale, a consumer staples retail chain, rose amid growth in monthly sales and consecutive quarters of better-than-expected earnings. Shares of Seagate Technology Holdings, a data hardware and storage provider, rose amid investor expectations that the company will benefit from increased demand for artificial intelligence technologies. Shares of Union Pacific, freight railroad operator, rose after the company named a new chief executive and reported better-than-expected earnings and revenue for the third quarter of 2023.
Leading individual detractors from relative performance included the Fund’s overweight positions in SolarEdge Technologies Inc., Bristol-Myers Squib Co, and Texas Instruments Inc.
Shares of SolarEdge Technologies, a manufacturer of semiconductor materials and equipment for the solar energy industry, fell amid lower-than-expected reported sales during the period and weakness in the broader solar energy sector. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2023 and issued a weaker-than-expected earnings forecast.
HOW WAS THE FUND POSITIONED?
During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.2%
2.	Apple, Inc.	6.3
3.	Alphabet, Inc., Class A	4.7
4.	Amazon.com, Inc.	3.8
5.	Mastercard, Inc., Class A	3.6
6.	NVIDIA Corp.	3.3
7.	Costco Wholesale Corp.	2.6
8.	UnitedHealth Group, Inc.	2.5
9.	Bank of America Corp.	2.1
10.	Boston Scientific Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.7%
Financials	15.3
Health Care	14.7
Consumer Discretionary	9.7
Industrials	7.7
Communication Services	7.5
Consumer Staples	4.1
Utilities	3.2
Materials	2.9
Real Estate	2.9
Energy	1.8
Short-Term Investments	1.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2023	J.P. Morgan Large Cap Funds	43

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

44	J.P. Morgan Large Cap Funds	December 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge **		3.20%	18.45%	13.50%	10.40%
Without Sales Charge		8.92	25.01	14.73	11.00
CLASS C SHARES	February 19, 2005
With CDSC ***		7.64	23.40	14.16	10.55
Without CDSC		8.64	24.40	14.16	10.55
CLASS I SHARES	February 28, 2003	9.05	25.33	15.02	11.27
CLASS R6 SHARES	September 30, 2020	9.08	25.38	15.05	11.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

December 31, 2023	J.P. Morgan Large Cap Funds	45

JPMorgan U.S. Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	5.35%
Russell 1000 Value Index	6.03%
Net Assets as of 12/31/2023 (In Thousands)	$5,342,521
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2023.
The Fund’s security selection in the industrials and materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and communication services sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in Intel Corp. and JPMorgan Chase & Co. and its overweight position in Bristol-Myers Squibb Co. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid broad demand for artificial intelligence technologies and after the company obtained a $3.2 billion grant from Israel to build a factory there. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and investor expectations that the company would benefit from lower interest rates in 2024. Shares of Bristol-Myers Squibb, a developer and manufacturer of pharmaceuticals, fell after the company reported a decline in sales for the third quarter of 2023, amid increased competition from generic versions of the company’s leading anti-cancer drug.
Leading individual contributors to relative performance included the Fund’s overweight positions in BlackRock Inc. and Wells Fargo & Co., and its out-of-Benchmark position in Meta Platforms Inc. Shares of BlackRock, a financial services provider, rose amid continued growth in earnings and investor expectations that the company would benefit from lower interest rates in 2024. Shares of Wells Fargo, a diversified bank, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023 and amid investor expectations that the company would benefit from lower interest rates in 2024. Shares a Meta Platforms, parent of
Facebook and other interactive media services, rose amid investor demand for large cap stocks in the information technology sector during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	ConocoPhillips	2.6%
2.	Wells Fargo & Co.	2.5
3.	UnitedHealth Group, Inc.	2.2
4.	Chevron Corp.	2.1
5.	Berkshire Hathaway, Inc., Class B	2.1
6.	BlackRock, Inc.	2.1
7.	Axalta Coating Systems Ltd.	2.0
8.	Exxon Mobil Corp.	2.0
9.	Morgan Stanley	2.0
10.	United Parcel Service, Inc., Class B	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	22.6%
Health Care	16.3
Industrials	13.4
Information Technology	8.4
Energy	8.2
Consumer Discretionary	7.9
Consumer Staples	6.1
Materials	5.6
Communication Services	4.7
Utilities	4.1
Real Estate	1.3
Short-Term Investments	1.4

46	J.P. Morgan Large Cap Funds	December 31, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2023	J.P. Morgan Large Cap Funds	47

JPMorgan U.S. Value Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge **		(0.18)%	3.46%	11.25%	8.93%
Without Sales Charge		5.35	9.19	12.46	9.52
CLASS C SHARES	January 2, 1998
With CDSC ***		4.09	7.65	11.91	9.08
Without CDSC		5.09	8.65	11.91	9.08
CLASS I SHARES	January 25, 1996	5.48	9.45	12.75	9.79
CLASS R2 SHARES	November 2, 2015	5.22	8.91	12.18	9.30
CLASS R3 SHARES	July 31, 2017	5.35	9.18	12.46	9.52
CLASS R4 SHARES	July 31, 2017	5.48	9.45	12.74	9.79
CLASS R5 SHARES	November 2, 2015	5.57	9.63	12.92	9.94
CLASS R6 SHARES	November 2, 2015	5.62	9.73	13.03	10.01

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.

48	J.P. Morgan Large Cap Funds	December 31, 2023

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.

December 31, 2023	J.P. Morgan Large Cap Funds	49

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.7%
Aerospace & Defense — 4.2%
General Dynamics Corp.	2,900	752,934
Northrop Grumman Corp.	1,264	591,951
RTX Corp.	7,258	610,673
		1,955,558
Air Freight & Logistics — 1.9%
United Parcel Service, Inc., Class B	5,596	879,816
Banks — 7.4%
Bank of America Corp.	26,161	880,848
PNC Financial Services Group, Inc. (The)	4,339	671,880
US Bancorp	17,251	746,623
Wells Fargo & Co.	23,054	1,134,721
		3,434,072
Beverages — 1.9%
Coca-Cola Co. (The)	7,744	456,364
PepsiCo, Inc.	2,400	407,511
		863,875
Biotechnology — 2.4%
AbbVie, Inc.	5,619	870,864
Amgen, Inc.	893	257,084
		1,127,948
Capital Markets — 7.4%
BlackRock, Inc.	1,215	986,148
Charles Schwab Corp. (The)	12,507	860,521
CME Group, Inc.	2,918	614,469
Morgan Stanley	10,437	973,282
		3,434,420
Chemicals — 3.9%
Air Products and Chemicals, Inc.	3,628	993,501
PPG Industries, Inc.	5,429	811,880
		1,805,381
Commercial Services & Supplies — 0.9%
Republic Services, Inc.	2,417	398,530
Consumer Finance — 1.8%
American Express Co.	3,854	722,010
Capital One Financial Corp.	1,031	135,213
		857,223
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Staples Distribution & Retail — 2.3%
Sysco Corp.	6,176	451,654
Walmart, Inc.	3,970	625,834
		1,077,488
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	7,670	289,171
Electric Utilities — 2.2%
NextEra Energy, Inc.	9,769	593,386
Xcel Energy, Inc.	7,105	439,847
		1,033,233
Electrical Equipment — 1.4%
Eaton Corp. plc	2,712	653,078
Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	10,214	311,023
Food Products — 1.6%
Hershey Co. (The)	1,659	309,374
Mondelez International, Inc., Class A	5,999	434,467
		743,841
Ground Transportation — 2.5%
Norfolk Southern Corp.	4,149	980,816
Union Pacific Corp.	767	188,280
		1,169,096
Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	3,881	427,153
Baxter International, Inc.	4,889	188,992
Becton Dickinson & Co.	1,627	396,792
Medtronic plc	6,996	576,326
		1,589,263
Health Care Providers & Services — 5.0%
Cencora, Inc.	1,809	371,559
Cigna Group (The)	1,810	541,976
CVS Health Corp.	4,769	376,582
UnitedHealth Group, Inc.	1,955	1,029,350
		2,319,467
Health Care REITs — 0.4%
Ventas, Inc.	3,888	193,764
Hotels, Restaurants & Leisure — 2.1%
McDonald's Corp.	2,300	682,165
Starbucks Corp.	2,933	281,578
		963,743
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Products — 1.4%
Procter & Gamble Co. (The)	4,455	652,780
Industrial REITs — 0.9%
Prologis, Inc.	3,045	405,916
Insurance — 5.3%
Arthur J Gallagher & Co.	1,610	362,062
Chubb Ltd.	2,369	535,401
Hartford Financial Services Group, Inc. (The)	4,002	321,671
Marsh & McLennan Cos., Inc.	1,075	203,749
MetLife, Inc.	6,948	459,493
Progressive Corp. (The)	2,279	363,039
Travelers Cos., Inc. (The)	1,025	195,139
		2,440,554
IT Services — 1.4%
Accenture plc, Class A	723	253,758
International Business Machines Corp.	2,505	409,651
		663,409
Machinery — 3.8%
Deere & Co.	1,288	515,099
Dover Corp.	4,853	746,469
Parker-Hannifin Corp.	1,115	513,567
		1,775,135
Media — 2.2%
Comcast Corp., Class A	22,734	996,895
Multi-Utilities — 2.0%
CMS Energy Corp.	5,112	296,852
Dominion Energy, Inc.	6,845	321,692
Public Service Enterprise Group, Inc.	5,363	327,951
		946,495
Office REITs — 0.3%
Alexandria Real Estate Equities, Inc.	1,071	135,716
Oil, Gas & Consumable Fuels — 8.4%
Chevron Corp.	6,149	917,118
ConocoPhillips	11,718	1,360,146
EOG Resources, Inc.	5,906	714,274
Exxon Mobil Corp.	8,913	891,172
		3,882,710
Personal Care Products — 0.6%
Kenvue, Inc.	13,345	287,312
Pharmaceuticals — 5.2%
Bristol-Myers Squibb Co.	17,320	888,666
INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued
Eli Lilly & Co.	388	226,058
Johnson & Johnson	5,116	801,853
Merck & Co., Inc.	2,001	218,193
Pfizer, Inc.	8,984	258,654
		2,393,424
Residential REITs — 0.5%
AvalonBay Communities, Inc.	1,128	211,194
Semiconductors & Semiconductor Equipment — 5.2%
Analog Devices, Inc.	4,587	910,797
Lam Research Corp.	174	135,943
Microchip Technology, Inc.	1,333	120,208
NXP Semiconductors NV (China)	3,297	757,351
Texas Instruments, Inc.	2,862	487,837
		2,412,136
Software — 1.6%
Microsoft Corp.	1,976	743,103
Specialty Retail — 4.1%
Best Buy Co., Inc.	3,751	293,631
Home Depot, Inc. (The)	1,714	594,066
Lowe's Cos., Inc.	1,732	385,461
TJX Cos., Inc. (The)	6,869	644,340
		1,917,498
Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	618	119,095
Seagate Technology Holdings plc	3,306	282,211
		401,306
Tobacco — 1.9%
Philip Morris International, Inc.	9,187	864,358
Total Common Stocks (Cost $31,704,534)		46,229,931
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	51

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.3%
Investment Companies — 0.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $145,185)	145,129	145,245
Total Investments — 100.0% (Cost $31,849,719)		46,375,176
Liabilities in Excess of Other Assets — (0.0)% ^		(5,267)
NET ASSETS — 100.0%		46,369,909

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%
Aerospace & Defense — 1.6%
Axon Enterprise, Inc. *	15	3,984
Boeing Co. (The) *	125	32,456
General Dynamics Corp.	50	12,878
Howmet Aerospace, Inc.	86	4,635
Huntington Ingalls Industries, Inc.	9	2,258
L3Harris Technologies, Inc.	41	8,741
Lockheed Martin Corp.	48	21,913
Northrop Grumman Corp.	31	14,529
RTX Corp.	315	26,490
Textron, Inc.	43	3,451
TransDigm Group, Inc.	12	12,252
		143,587
Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.	25	2,206
Expeditors International of Washington, Inc.	32	4,049
FedEx Corp.	51	12,812
United Parcel Service, Inc., Class B	158	24,899
		43,966
Automobile Components — 0.1%
Aptiv plc *	62	5,557
BorgWarner, Inc.	51	1,845
		7,402
Automobiles — 2.0%
Ford Motor Co.	861	10,495
General Motors Co. (a)	300	10,770
Tesla, Inc. *	605	150,467
		171,732
Banks — 3.2%
Bank of America Corp.	1,508	50,757
Citigroup, Inc.	419	21,556
Citizens Financial Group, Inc.	102	3,383
Comerica, Inc.	29	1,611
Fifth Third Bancorp	149	5,143
Huntington Bancshares, Inc.	317	4,033
JPMorgan Chase & Co. (b)	633	107,672
KeyCorp	205	2,952
M&T Bank Corp.	36	4,981
PNC Financial Services Group, Inc. (The)	87	13,506
Regions Financial Corp.	204	3,947
Truist Financial Corp.	292	10,781
US Bancorp	341	14,754
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Wells Fargo & Co.	795	39,138
Zions Bancorp NA	32	1,423
		285,637
Beverages — 1.5%
Brown-Forman Corp., Class B (a)	40	2,288
Coca-Cola Co. (The)	852	50,206
Constellation Brands, Inc., Class A	35	8,555
Keurig Dr Pepper, Inc.	220	7,345
Molson Coors Beverage Co., Class B	41	2,481
Monster Beverage Corp. *	162	9,318
PepsiCo, Inc.	301	51,127
		131,320
Biotechnology — 2.0%
AbbVie, Inc.	386	59,907
Amgen, Inc.	117	33,750
Biogen, Inc. *	32	8,210
Gilead Sciences, Inc.	273	22,101
Incyte Corp. *	41	2,557
Moderna, Inc. *	73	7,223
Regeneron Pharmaceuticals, Inc. *	23	20,601
Vertex Pharmaceuticals, Inc. *	56	22,957
		177,306
Broadline Retail — 3.5%
Amazon.com, Inc. *	1,991	302,534
eBay, Inc.	114	4,957
Etsy, Inc. *	26	2,125
		309,616
Building Products — 0.5%
A O Smith Corp.	27	2,217
Allegion plc (a)	19	2,435
Builders FirstSource, Inc. *	27	4,511
Carrier Global Corp.	184	10,554
Johnson Controls International plc	149	8,586
Masco Corp.	49	3,292
Trane Technologies plc	50	12,197
		43,792
Capital Markets — 3.0%
Ameriprise Financial, Inc.	22	8,416
Bank of New York Mellon Corp. (The)	168	8,765
BlackRock, Inc.	31	24,856
Blackstone, Inc.	156	20,368
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Equity Funds	53

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — continued
Cboe Global Markets, Inc.	23	4,127
Charles Schwab Corp. (The)	326	22,418
CME Group, Inc.	79	16,600
FactSet Research Systems, Inc.	8	3,968
Franklin Resources, Inc.	62	1,839
Goldman Sachs Group, Inc. (The)	71	27,545
Intercontinental Exchange, Inc.	125	16,095
Invesco Ltd. (a)	98	1,756
MarketAxess Holdings, Inc.	8	2,430
Moody's Corp.	35	13,458
Morgan Stanley	277	25,804
MSCI, Inc.	17	9,795
Nasdaq, Inc.	75	4,333
Northern Trust Corp.	45	3,825
Raymond James Financial, Inc.	41	4,588
S&P Global, Inc.	71	31,251
State Street Corp.	68	5,234
T. Rowe Price Group, Inc.	49	5,269
		262,740
Chemicals — 1.6%
Air Products and Chemicals, Inc.	49	13,318
Albemarle Corp. (a)	26	3,712
Celanese Corp.	22	3,407
CF Industries Holdings, Inc.	42	3,326
Corteva, Inc.	154	7,394
Dow, Inc.	154	8,422
DuPont de Nemours, Inc.	94	7,244
Eastman Chemical Co.	26	2,332
Ecolab, Inc.	56	11,021
FMC Corp.	27	1,722
International Flavors & Fragrances, Inc.	56	4,526
Linde plc	106	43,604
LyondellBasell Industries NV, Class A	56	5,334
Mosaic Co. (The)	71	2,557
PPG Industries, Inc.	52	7,721
Sherwin-Williams Co. (The)	51	16,082
		141,722
Commercial Services & Supplies — 0.6%
Cintas Corp.	19	11,424
Copart, Inc. *	191	9,375
Republic Services, Inc.	45	7,385
Rollins, Inc.	62	2,684
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Veralto Corp.	48	3,948
Waste Management, Inc.	80	14,373
		49,189
Communications Equipment — 0.8%
Arista Networks, Inc. *	55	12,994
Cisco Systems, Inc.	887	44,805
F5, Inc. *	13	2,340
Juniper Networks, Inc.	70	2,058
Motorola Solutions, Inc.	36	11,377
		73,574
Construction & Engineering — 0.1%
Quanta Services, Inc.	32	6,865
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	14	6,751
Vulcan Materials Co.	29	6,605
		13,356
Consumer Finance — 0.5%
American Express Co.	126	23,615
Capital One Financial Corp.	83	10,934
Discover Financial Services	55	6,154
Synchrony Financial	91	3,460
		44,163
Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.	97	63,988
Dollar General Corp.	48	6,533
Dollar Tree, Inc. *	46	6,501
Kroger Co. (The)	145	6,623
Sysco Corp.	110	8,073
Target Corp.	101	14,394
Walgreens Boots Alliance, Inc. (a)	157	4,099
Walmart, Inc.	312	49,241
		159,452
Containers & Packaging — 0.2%
Amcor plc	316	3,051
Avery Dennison Corp.	18	3,564
Ball Corp.	69	3,971
International Paper Co.	76	2,739
Packaging Corp. of America	20	3,197
WestRock Co.	56	2,331
		18,853
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Equity Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Distributors — 0.1%
Genuine Parts Co.	31	4,251
LKQ Corp.	59	2,800
Pool Corp.	8	3,377
		10,428
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	1,566	26,269
Verizon Communications, Inc.	920	34,703
		60,972
Electric Utilities — 1.5%
Alliant Energy Corp.	56	2,866
American Electric Power Co., Inc.	115	9,352
Constellation Energy Corp.	70	8,174
Duke Energy Corp.	169	16,375
Edison International	84	6,000
Entergy Corp.	46	4,685
Evergy, Inc.	50	2,626
Eversource Energy	77	4,721
Exelon Corp.	218	7,825
FirstEnergy Corp.	113	4,145
NextEra Energy, Inc.	449	27,286
NRG Energy, Inc.	49	2,556
PG&E Corp.	467	8,422
Pinnacle West Capital Corp.	25	1,784
PPL Corp.	161	4,374
Southern Co. (The)	239	16,744
Xcel Energy, Inc.	121	7,480
		135,415
Electrical Equipment — 0.6%
AMETEK, Inc.	51	8,333
Eaton Corp. plc	87	21,054
Emerson Electric Co.	125	12,149
Generac Holdings, Inc. *	13	1,738
Hubbell, Inc., Class B	12	3,863
Rockwell Automation, Inc.	25	7,796
		54,933
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	131	12,986
CDW Corp.	29	6,667
Corning, Inc.	168	5,119
Jabil, Inc.	28	3,569
Keysight Technologies, Inc. *	39	6,186
TE Connectivity Ltd.	68	9,560
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
Teledyne Technologies, Inc. *	10	4,611
Trimble, Inc. *	55	2,898
Zebra Technologies Corp., Class A *	11	3,074
		54,670
Energy Equipment & Services — 0.4%
Baker Hughes Co.	220	7,531
Halliburton Co.	196	7,084
Schlumberger NV	313	16,276
		30,891
Entertainment — 1.2%
Electronic Arts, Inc.	53	7,332
Live Nation Entertainment, Inc. *	31	2,908
Netflix, Inc. *	96	46,658
Take-Two Interactive Software, Inc. *	35	5,574
Walt Disney Co. (The) *	401	36,173
Warner Bros Discovery, Inc. *	486	5,529
		104,174
Financial Services — 4.1%
Berkshire Hathaway, Inc., Class B *	398	142,083
Fidelity National Information Services, Inc.	130	7,792
Fiserv, Inc. *	132	17,457
FleetCor Technologies, Inc. *	16	4,468
Global Payments, Inc.	57	7,241
Jack Henry & Associates, Inc.	16	2,606
Mastercard, Inc., Class A	181	77,332
PayPal Holdings, Inc. *	236	14,496
Visa, Inc., Class A (a)	349	90,865
		364,340
Food Products — 0.9%
Archer-Daniels-Midland Co.	117	8,434
Bunge Global SA	32	3,211
Campbell Soup Co. (a)	43	1,859
Conagra Brands, Inc.	105	2,999
General Mills, Inc.	127	8,291
Hershey Co. (The)	33	6,119
Hormel Foods Corp.	63	2,036
J M Smucker Co. (The)	23	2,937
Kellanova	58	3,229
Kraft Heinz Co. (The)	174	6,455
Lamb Weston Holdings, Inc.	32	3,430
McCormick & Co., Inc. (Non-Voting)	55	3,765
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Equity Funds	55

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Food Products — continued
Mondelez International, Inc., Class A	298	21,574
Tyson Foods, Inc., Class A	62	3,357
		77,696
Gas Utilities — 0.0% ^
Atmos Energy Corp.	32	3,768
Ground Transportation — 1.1%
CSX Corp.	433	15,001
JB Hunt Transport Services, Inc.	18	3,563
Norfolk Southern Corp.	49	11,704
Old Dominion Freight Line, Inc.	20	7,940
Uber Technologies, Inc. *	451	27,742
Union Pacific Corp.	133	32,784
		98,734
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	380	41,822
Align Technology, Inc. *	16	4,273
Baxter International, Inc.	111	4,294
Becton Dickinson & Co.	63	15,488
Boston Scientific Corp. *	321	18,534
Cooper Cos., Inc. (The)	11	4,103
Dentsply Sirona, Inc.	46	1,651
Dexcom, Inc. *	85	10,498
Edwards Lifesciences Corp. *	133	10,126
GE HealthCare Technologies, Inc. (a)	86	6,628
Hologic, Inc. *	54	3,832
IDEXX Laboratories, Inc. *	18	10,099
Insulet Corp. *	15	3,317
Intuitive Surgical, Inc. *	77	26,006
Medtronic plc	291	23,999
ResMed, Inc.	32	5,540
STERIS plc	22	4,756
Stryker Corp.	74	22,169
Teleflex, Inc.	10	2,566
Zimmer Biomet Holdings, Inc.	46	5,569
		225,270
Health Care Providers & Services — 2.8%
Cardinal Health, Inc.	54	5,440
Cencora, Inc. (a)	36	7,497
Centene Corp. *	117	8,680
Cigna Group (The)	64	19,186
CVS Health Corp.	281	22,205
DaVita, Inc. *	12	1,236
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
Elevance Health, Inc.	51	24,259
HCA Healthcare, Inc.	43	11,739
Henry Schein, Inc. *	29	2,165
Humana, Inc.	27	12,340
Laboratory Corp. of America Holdings	19	4,225
McKesson Corp.	29	13,489
Molina Healthcare, Inc. *	13	4,612
Quest Diagnostics, Inc.	25	3,394
UnitedHealth Group, Inc.	203	106,618
Universal Health Services, Inc., Class B	13	2,036
		249,121
Health Care REITs — 0.2%
Healthpeak Properties, Inc.	120	2,372
Ventas, Inc.	88	4,391
Welltower, Inc. (a)	121	10,927
		17,690
Hotel & Resort REITs — 0.0% ^
Host Hotels & Resorts, Inc.	154	3,007
Hotels, Restaurants & Leisure — 2.2%
Airbnb, Inc., Class A *	95	12,959
Booking Holdings, Inc. *	8	27,097
Caesars Entertainment, Inc. *	47	2,214
Carnival Corp. *	221	4,090
Chipotle Mexican Grill, Inc. *	6	13,742
Darden Restaurants, Inc.	26	4,328
Domino's Pizza, Inc.	8	3,148
Expedia Group, Inc. *	29	4,431
Hilton Worldwide Holdings, Inc.	56	10,224
Las Vegas Sands Corp.	81	3,978
Marriott International, Inc., Class A	54	12,181
McDonald's Corp.	159	47,091
MGM Resorts International *	60	2,673
Norwegian Cruise Line Holdings Ltd. * (a)	93	1,867
Royal Caribbean Cruises Ltd. *	52	6,684
Starbucks Corp.	250	24,019
Wynn Resorts Ltd.	21	1,915
Yum! Brands, Inc.	61	8,019
		190,660
Household Durables — 0.4%
DR Horton, Inc.	66	10,028
Garmin Ltd.	33	4,308
Lennar Corp., Class A	55	8,163
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Equity Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
Mohawk Industries, Inc. *	12	1,198
NVR, Inc. *	1	4,872
PulteGroup, Inc.	47	4,873
Whirlpool Corp.	12	1,462
		34,904
Household Products — 1.2%
Church & Dwight Co., Inc.	54	5,101
Clorox Co. (The)	27	3,871
Colgate-Palmolive Co.	180	14,370
Kimberly-Clark Corp.	74	8,991
Procter & Gamble Co. (The)	516	75,622
		107,955
Independent Power and Renewable Electricity Producers — 0.0% ^
AES Corp. (The)	147	2,822
Industrial Conglomerates — 0.8%
3M Co.	121	13,220
General Electric Co.	238	30,415
Honeywell International, Inc.	145	30,271
		73,906
Industrial REITs — 0.3%
Prologis, Inc.	202	26,967
Insurance — 2.1%
Aflac, Inc.	116	9,606
Allstate Corp. (The)	57	8,021
American International Group, Inc.	154	10,414
Aon plc, Class A	44	12,758
Arch Capital Group Ltd. *	82	6,068
Arthur J Gallagher & Co.	47	10,631
Assurant, Inc.	12	1,940
Brown & Brown, Inc.	52	3,678
Chubb Ltd.	89	20,188
Cincinnati Financial Corp.	34	3,554
Everest Group Ltd.	9	3,360
Globe Life, Inc.	19	2,283
Hartford Financial Services Group, Inc. (The)	66	5,293
Loews Corp.	40	2,789
Marsh & McLennan Cos., Inc.	108	20,455
MetLife, Inc.	136	9,003
Principal Financial Group, Inc.	48	3,778
Progressive Corp. (The)	128	20,403
Prudential Financial, Inc.	79	8,198
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Travelers Cos., Inc. (The)	50	9,526
Willis Towers Watson plc	23	5,453
WR Berkley Corp.	45	3,155
		180,554
Interactive Media & Services — 5.8%
Alphabet, Inc., Class A *	1,296	181,005
Alphabet, Inc., Class C *	1,091	153,691
Match Group, Inc. *	59	2,172
Meta Platforms, Inc., Class A *	486	172,021
		508,889
IT Services — 1.2%
Accenture plc, Class A	137	48,221
Akamai Technologies, Inc. *	33	3,908
Cognizant Technology Solutions Corp., Class A	110	8,292
EPAM Systems, Inc. *	13	3,757
Gartner, Inc. *	17	7,699
International Business Machines Corp.	200	32,699
VeriSign, Inc. *	19	4,006
		108,582
Leisure Products — 0.0% ^
Hasbro, Inc.	29	1,458
Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	64	8,907
Bio-Rad Laboratories, Inc., Class A *	4	1,480
Bio-Techne Corp.	35	2,672
Charles River Laboratories International, Inc. *	11	2,655
Danaher Corp.	144	33,311
Illumina, Inc. *	35	4,842
IQVIA Holdings, Inc. *	40	9,277
Mettler-Toledo International, Inc. *	5	5,759
Revvity, Inc.	27	2,954
Thermo Fisher Scientific, Inc.	85	44,903
Waters Corp. *	13	4,262
West Pharmaceutical Services, Inc.	16	5,704
		126,726
Machinery — 1.8%
Caterpillar, Inc.	112	33,025
Cummins, Inc.	31	7,435
Deere & Co.	59	23,450
Dover Corp.	31	4,711
Fortive Corp.	77	5,666
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Equity Funds	57

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — continued
IDEX Corp.	16	3,595
Illinois Tool Works, Inc.	60	15,704
Ingersoll Rand, Inc.	89	6,855
Nordson Corp.	12	3,133
Otis Worldwide Corp.	90	8,017
PACCAR, Inc. *	114	11,184
Parker-Hannifin Corp.	28	12,959
Pentair plc	36	2,632
Snap-on, Inc.	11	3,338
Stanley Black & Decker, Inc.	34	3,293
Westinghouse Air Brake Technologies Corp.	39	4,978
Xylem, Inc.	53	6,036
		156,011
Media — 0.7%
Charter Communications, Inc., Class A *	22	8,560
Comcast Corp., Class A	879	38,554
Fox Corp., Class A	54	1,606
Fox Corp., Class B	29	799
Interpublic Group of Cos., Inc. (The) (a)	84	2,737
News Corp., Class A	83	2,046
News Corp., Class B (a)	25	647
Omnicom Group, Inc.	44	3,749
Paramount Global, Class B	106	1,562
		60,260
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	314	13,366
Newmont Corp.	252	10,444
Nucor Corp.	54	9,368
Steel Dynamics, Inc.	33	3,933
		37,111
Multi-Utilities — 0.7%
Ameren Corp.	58	4,165
CenterPoint Energy, Inc.	138	3,949
CMS Energy Corp.	64	3,710
Consolidated Edison, Inc.	76	6,876
Dominion Energy, Inc.	183	8,611
DTE Energy Co.	45	4,978
NiSource, Inc.	90	2,402
Public Service Enterprise Group, Inc.	109	6,672
Sempra	138	10,297
WEC Energy Group, Inc.	69	5,813
		57,473
INVESTMENTS	SHARES (000)	VALUE ($000)

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc. (a)	34	4,341
Boston Properties, Inc.	32	2,218
		6,559
Oil, Gas & Consumable Fuels — 3.5%
APA Corp.	67	2,410
Chevron Corp.	384	57,336
ConocoPhillips	260	30,176
Coterra Energy, Inc.	165	4,203
Devon Energy Corp.	140	6,355
Diamondback Energy, Inc.	39	6,077
EOG Resources, Inc.	128	15,443
EQT Corp.	90	3,482
Exxon Mobil Corp.	877	87,688
Hess Corp.	61	8,726
Kinder Morgan, Inc.	423	7,469
Marathon Oil Corp.	128	3,096
Marathon Petroleum Corp.	83	12,334
Occidental Petroleum Corp. (a)	145	8,632
ONEOK, Inc.	128	8,957
Phillips 66	96	12,825
Pioneer Natural Resources Co.	51	11,488
Targa Resources Corp.	49	4,241
Valero Energy Corp.	75	9,691
Williams Cos., Inc. (The)	266	9,277
		309,906
Passenger Airlines — 0.2%
American Airlines Group, Inc. * (a)	143	1,966
Delta Air Lines, Inc.	141	5,668
Southwest Airlines Co.	130	3,769
United Airlines Holdings, Inc. *	72	2,963
		14,366
Personal Care Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	51	7,439
Kenvue, Inc.	377	8,125
		15,564
Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	445	22,859
Catalent, Inc. *	39	1,773
Eli Lilly & Co.	175	101,776
Johnson & Johnson	527	82,615
Merck & Co., Inc.	555	60,488
Pfizer, Inc.	1,236	35,593
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Equity Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Pharmaceuticals — continued
Viatris, Inc.	263	2,845
Zoetis, Inc. (a)	101	19,840
		327,789
Professional Services — 0.7%
Automatic Data Processing, Inc.	90	20,980
Broadridge Financial Solutions, Inc.	26	5,300
Ceridian HCM Holding, Inc. * (a)	34	2,292
Equifax, Inc.	27	6,672
Jacobs Solutions, Inc.	28	3,579
Leidos Holdings, Inc.	30	3,259
Paychex, Inc.	70	8,384
Paycom Software, Inc.	11	2,220
Robert Half, Inc.	23	2,038
Verisk Analytics, Inc.	32	7,585
		62,309
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A *	67	6,212
CoStar Group, Inc. *	89	7,814
		14,026
Residential REITs — 0.3%
AvalonBay Communities, Inc.	31	5,822
Camden Property Trust	23	2,321
Equity Residential	76	4,627
Essex Property Trust, Inc.	14	3,484
Invitation Homes, Inc.	126	4,296
Mid-America Apartment Communities, Inc.	26	3,436
UDR, Inc.	66	2,537
		26,523
Retail REITs — 0.3%
Federal Realty Investment Trust	16	1,658
Kimco Realty Corp.	146	3,103
Realty Income Corp. (a)	159	9,101
Regency Centers Corp.	36	2,410
Simon Property Group, Inc.	71	10,189
		26,461
Semiconductors & Semiconductor Equipment — 8.1%
Advanced Micro Devices, Inc. *	354	52,147
Analog Devices, Inc.	109	21,664
Applied Materials, Inc.	183	29,685
Broadcom, Inc.	96	107,281
Enphase Energy, Inc. *	30	3,951
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
First Solar, Inc. * (a)	23	4,030
Intel Corp.	923	46,386
KLA Corp.	30	17,301
Lam Research Corp.	29	22,602
Microchip Technology, Inc.	118	10,683
Micron Technology, Inc.	240	20,517
Monolithic Power Systems, Inc.	11	6,617
NVIDIA Corp.	541	267,821
NXP Semiconductors NV (China)	56	12,963
ON Semiconductor Corp. *	94	7,877
Qorvo, Inc. *	21	2,400
QUALCOMM, Inc.	244	35,246
Skyworks Solutions, Inc.	35	3,923
Teradyne, Inc.	34	3,633
Texas Instruments, Inc.	199	33,897
		710,624
Software — 10.7%
Adobe, Inc. *	100	59,474
ANSYS, Inc. *	19	6,896
Autodesk, Inc. *	47	11,396
Cadence Design Systems, Inc. *	60	16,225
Fair Isaac Corp. *	5	6,298
Fortinet, Inc. *	140	8,168
Gen Digital, Inc.	124	2,817
Intuit, Inc.	61	38,354
Microsoft Corp.	1,627	611,935
Oracle Corp.	348	36,677
Palo Alto Networks, Inc. *	68	20,068
PTC, Inc. *	26	4,552
Roper Technologies, Inc.	23	12,751
Salesforce, Inc. *	213	56,060
ServiceNow, Inc. *	45	31,711
Synopsys, Inc. *	33	17,146
Tyler Technologies, Inc. *	9	3,852
		944,380
Specialized REITs — 1.1%
American Tower Corp.	102	22,034
Crown Castle, Inc.	95	10,946
Digital Realty Trust, Inc.	66	8,924
Equinix, Inc.	21	16,556
Extra Space Storage, Inc.	46	7,417
Iron Mountain, Inc. (a)	64	4,474
Public Storage	35	10,568
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Equity Funds	59

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — continued
SBA Communications Corp.	24	5,993
VICI Properties, Inc., Class A	226	7,221
Weyerhaeuser Co.	160	5,558
		99,691
Specialty Retail — 2.0%
AutoZone, Inc. *	4	9,983
Bath & Body Works, Inc.	50	2,149
Best Buy Co., Inc.	42	3,320
CarMax, Inc. * (a)	35	2,666
Home Depot, Inc. (The)	219	75,883
Lowe's Cos., Inc.	126	28,122
O'Reilly Automotive, Inc. *	13	12,307
Ross Stores, Inc.	74	10,261
TJX Cos., Inc. (The)	250	23,499
Tractor Supply Co. (a)	24	5,090
Ulta Beauty, Inc. *	11	5,282
		178,562
Technology Hardware, Storage & Peripherals — 7.3%
Apple, Inc.	3,201	616,288
Hewlett Packard Enterprise Co.	281	4,770
HP, Inc.	190	5,730
NetApp, Inc.	46	4,030
Seagate Technology Holdings plc	43	3,636
Western Digital Corp. *	71	3,718
		638,172
Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc. *	25	12,891
NIKE, Inc., Class B	268	29,097
Ralph Lauren Corp.	9	1,255
Tapestry, Inc.	50	1,847
VF Corp. (a)	72	1,361
		46,451
Tobacco — 0.5%
Altria Group, Inc.	387	15,622
Philip Morris International, Inc.	340	31,978
		47,600
Trading Companies & Distributors — 0.3%
Fastenal Co.	125	8,104
United Rentals, Inc.	15	8,510
WW Grainger, Inc.	10	8,015
		24,629
INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — 0.1%
American Water Works Co., Inc.	43	5,627
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	111	17,863
Total Common Stocks (Cost $3,825,996)		8,766,761
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Health Care Equipment & Supplies — 0.0% ^
ABIOMED, Inc., CVR ‡ * (Cost $10)	9	10
	SHARES (000)
Short-Term Investments — 1.3%
Investment Companies — 0.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.21% (c) (d) (Cost $38,229)	38,229	38,229
Investment of Cash Collateral from Securities Loaned — 0.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (c) (d)	66,459	66,485
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (c) (d)	8,165	8,165
Total Investment of Cash Collateral from Securities Loaned (Cost $74,650)		74,650
Total Short-Term Investments (Cost $112,879)		112,879
Total Investments — 100.8% (Cost $3,938,885)		8,879,650
Liabilities in Excess of Other Assets — (0.8)%		(74,291)
NET ASSETS — 100.0%		8,805,359

Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Equity Funds	December 31, 2023

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $72,467.
(b)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	157	03/15/2024	USD	37,827	1,238

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Equity Funds	61

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 85.4%
Aerospace & Defense — 1.3%
General Dynamics Corp.	67	17,312
RTX Corp.	361	30,411
Textron, Inc.	374	30,110
		77,833
Air Freight & Logistics — 1.5%
FedEx Corp.	88	22,428
United Parcel Service, Inc., Class B	407	63,963
		86,391
Banks — 0.6%
US Bancorp	845	36,560
Beverages — 2.6%
Coca-Cola Co. (The)	990	58,327
Monster Beverage Corp. *	314	18,106
PepsiCo, Inc.	442	75,013
		151,446
Biotechnology — 3.8%
AbbVie, Inc.	536	83,055
Biogen, Inc. *	25	6,296
Regeneron Pharmaceuticals, Inc. *	68	59,687
Vertex Pharmaceuticals, Inc. *	190	77,433
		226,471
Broadline Retail — 1.7%
Amazon.com, Inc. *	649	98,599
Building Products — 1.6%
Trane Technologies plc	385	93,915
Capital Markets — 2.5%
CME Group, Inc.	348	73,284
Intercontinental Exchange, Inc.	269	34,490
S&P Global, Inc.	92	40,551
		148,325
Chemicals — 3.0%
Air Products and Chemicals, Inc.	248	68,054
Dow, Inc.	351	19,256
Linde plc	173	71,003
LyondellBasell Industries NV, Class A	181	17,171
		175,484
Commercial Services & Supplies — 0.0% ^
Veralto Corp.	42	3,493
INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.2%
Motorola Solutions, Inc.	41	12,781
Consumer Finance — 0.5%
American Express Co.	149	27,873
Consumer Staples Distribution & Retail — 2.4%
Costco Wholesale Corp.	122	80,373
Target Corp.	94	13,343
Walmart, Inc.	290	45,823
		139,539
Electric Utilities — 2.1%
NextEra Energy, Inc.	743	45,149
PG&E Corp.	976	17,595
Southern Co. (The)	839	58,798
		121,542
Electrical Equipment — 1.2%
Eaton Corp. plc	293	70,532
Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc. *	224	35,653
Financial Services — 5.0%
Berkshire Hathaway, Inc., Class B *	110	39,256
FleetCor Technologies, Inc. *	159	45,055
Jack Henry & Associates, Inc.	201	32,799
Mastercard, Inc., Class A	212	90,197
Visa, Inc., Class A (a)	331	86,149
		293,456
Food Products — 2.0%
Hershey Co. (The)	209	38,926
Mondelez International, Inc., Class A	1,060	76,815
		115,741
Ground Transportation — 2.5%
CSX Corp.	1,074	37,223
Norfolk Southern Corp.	173	41,030
Old Dominion Freight Line, Inc.	118	47,695
Union Pacific Corp.	79	19,392
		145,340
Health Care Equipment & Supplies — 1.0%
Becton Dickinson & Co.	20	4,934
Boston Scientific Corp. *	464	26,831
Medtronic plc	334	27,462
		59,227
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 2.5%
Centene Corp. *	175	13,011
Elevance Health, Inc.	60	28,295
Humana, Inc.	59	27,150
UnitedHealth Group, Inc.	151	79,376
		147,832
Hotels, Restaurants & Leisure — 3.3%
Booking Holdings, Inc. *	10	37,342
Chipotle Mexican Grill, Inc. *	34	77,041
Yum! Brands, Inc.	591	77,224
		191,607
Household Products — 3.2%
Church & Dwight Co., Inc.	411	38,889
Colgate-Palmolive Co.	458	36,473
Kimberly-Clark Corp.	320	38,843
Procter & Gamble Co. (The)	516	75,623
		189,828
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	365	76,531
Industrial REITs — 1.0%
Prologis, Inc.	445	59,342
Insurance — 3.5%
Chubb Ltd.	148	33,334
Globe Life, Inc.	67	8,144
Progressive Corp. (The)	570	90,823
Travelers Cos., Inc. (The)	378	72,057
		204,358
Interactive Media & Services — 2.6%
Alphabet, Inc., Class A *	508	70,977
Meta Platforms, Inc., Class A *	225	79,532
		150,509
IT Services — 2.6%
Accenture plc, Class A	255	89,396
Cognizant Technology Solutions Corp., Class A	718	54,208
VeriSign, Inc. *	49	10,214
		153,818
Life Sciences Tools & Services — 1.1%
Danaher Corp.	116	26,978
Thermo Fisher Scientific, Inc.	76	40,168
		67,146
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 2.2%
Deere & Co.	100	40,130
Dover Corp.	297	45,606
Otis Worldwide Corp.	507	45,356
		131,092
Media — 1.6%
Charter Communications, Inc., Class A *	38	14,684
Comcast Corp., Class A	1,792	78,592
		93,276
Multi-Utilities — 2.0%
Ameren Corp.	219	15,857
CMS Energy Corp.	401	23,277
Dominion Energy, Inc.	128	6,014
Public Service Enterprise Group, Inc.	1,205	73,664
		118,812
Oil, Gas & Consumable Fuels — 2.5%
ConocoPhillips	435	50,545
EOG Resources, Inc.	311	37,660
Exxon Mobil Corp.	578	57,758
		145,963
Personal Care Products — 0.2%
Kenvue, Inc.	448	9,640
Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	1,210	62,098
Eli Lilly & Co.	117	67,841
Johnson & Johnson	161	25,282
Merck & Co., Inc.	290	31,599
		186,820
Residential REITs — 0.2%
Equity Residential	59	3,634
UDR, Inc.	205	7,847
		11,481
Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	324	64,333
ASML Holding NV (Registered), NYRS (Netherlands)	51	38,070
NXP Semiconductors NV (China)	346	79,520
Texas Instruments, Inc.	408	69,584
		251,507
Software — 6.7%
Adobe, Inc. *	148	88,344
Autodesk, Inc. *	22	5,383
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	63

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
Cadence Design Systems, Inc. *	106	28,832
Intuit, Inc.	153	95,771
Microsoft Corp.	258	97,161
ServiceNow, Inc. *	71	49,912
Synopsys, Inc. *	51	26,018
		391,421
Specialized REITs — 1.9%
American Tower Corp.	37	8,105
Equinix, Inc.	63	50,493
SBA Communications Corp.	214	54,362
		112,960
Specialty Retail — 2.6%
AutoZone, Inc. *	13	32,664
Best Buy Co., Inc.	125	9,779
Burlington Stores, Inc. *	19	3,640
Lowe's Cos., Inc.	310	69,034
O'Reilly Automotive, Inc. *	5	4,890
TJX Cos., Inc. (The)	341	32,018
		152,025
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	56	10,719
Seagate Technology Holdings plc	92	7,889
		18,608
Tobacco — 0.4%
Altria Group, Inc.	185	7,483
Philip Morris International, Inc.	152	14,262
		21,745
Trading Companies & Distributors — 0.1%
WW Grainger, Inc.	6	5,040
Total Common Stocks (Cost $4,246,100)		5,011,562
	PRINCIPAL AMOUNT ($000)
Equity-Linked Notes — 13.6%
BNP Paribas, ELN, 40.46%, 1/9/2024, (linked to S&P 500 Index) (b)	12	49,591
BNP Paribas, ELN, 41.73%, 1/26/2024, (linked to S&P 500 Index) (b)	12	56,360
BNP Paribas, ELN, 42.35%, 1/17/2024, (linked to S&P 500 Index) (b)	12	50,590
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas, ELN, 43.63%, 2/2/2024, (linked to S&P 500 Index) (b)	12	57,456
BofA Finance LLC, ELN, 43.80%, 1/12/2024, (linked to S&P 500 Index) (b)	12	49,595
Canadian Imperial Bank of Commerce, ELN, 42.13%, 2/5/2024, (linked to S&P 500 Index) (Canada) (b)	12	57,283
Goldman Sachs & Co. LLC, ELN, 43.53%, 1/16/2024, (linked to S&P 500 Index) (b)	12	49,557
Goldman Sachs & Co. LLC, ELN, 46.45%, 1/30/2024, (linked to S&P 500 Index) (b)	11	55,527
Royal Bank of Canada, ELN, 47.51%,1/29/2024, (linked to S&P 500 Index) (Canada) (b)	12	56,533
Societe Generale, ELN, 38.15%, 1/5/2024, (linked to S&P 500 Index) (France) (b)	12	48,428
Societe Generale, ELN, 38.94%, 1/19/2024, (linked to S&P 500 Index) (b)	12	52,256
Societe Generale, ELN, 40.12%, 1/8/2024, (linked to S&P 500 Index) (France) (b)	12	48,281
The Bank of Nova Scotia, ELN, 42.11%, 2/6/2024, (linked to S&P 500 Index) (Canada) (b)	12	57,186
UBS Securities LLC, ELN, 37.72%, 1/22/2024, (linked to S&P 500 Index) (Switzerland) (b)	12	54,533
UBS Securities LLC, ELN, 38.46%, 1/23/2024, (linked to S&P 500 Index) (Switzerland) (b)	12	55,711
Total Equity-Linked Notes (Cost $834,981)		798,887
	SHARES (000)
Short-Term Investments — 1.2%
Investment of Cash Collateral from Securities Loaned — 1.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (c) (d)	61,981	62,006
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (c) (d)	8,336	8,336
Total Investment of Cash Collateral from Securities Loaned (Cost $70,337)		70,342
Total Investments — 100.2% (Cost $5,151,418)		5,880,791
Liabilities in Excess of Other Assets — (0.2)%		(13,495)
NET ASSETS — 100.0%		5,867,296

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Large Cap Funds	December 31, 2023

Abbreviations
ELN	Equity-Linked Note
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $68,920.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	20	03/15/2024	USD	4,819	(16)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	65

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%
Aerospace & Defense — 1.4%
Howmet Aerospace, Inc.	1,014	54,882
RTX Corp.	1,323	111,274
Textron, Inc.	819	65,872
		232,028
Air Freight & Logistics — 1.1%
FedEx Corp.	194	49,080
United Parcel Service, Inc., Class B	839	131,980
		181,060
Automobile Components — 0.2%
Aptiv plc *	370	33,199
BorgWarner, Inc.	94	3,385
		36,584
Automobiles — 1.5%
Tesla, Inc. * (a)	1,045	259,745
Banks — 3.3%
Bank of America Corp.	5,798	195,208
Fifth Third Bancorp	1,451	50,059
Truist Financial Corp.	2,416	89,189
US Bancorp	2,165	93,688
Wells Fargo & Co. (a)	2,784	137,039
		565,183
Beverages — 2.0%
Coca-Cola Co. (The) (a)	2,626	154,736
Constellation Brands, Inc., Class A	59	14,256
Monster Beverage Corp. *	365	21,058
PepsiCo, Inc. (a)	860	146,091
		336,141
Biotechnology — 2.9%
AbbVie, Inc. (a)	1,314	203,694
Biogen, Inc. * (a)	203	52,617
BioMarin Pharmaceutical, Inc. *	161	15,528
Neurocrine Biosciences, Inc. *	89	11,709
Regeneron Pharmaceuticals, Inc. *	117	102,315
Sarepta Therapeutics, Inc. *	62	5,981
Vertex Pharmaceuticals, Inc. *	257	104,644
		496,488
Broadline Retail — 4.0%
Amazon.com, Inc. * (a)	4,440	674,622
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.0%
Masco Corp.	644	43,123
Trane Technologies plc	504	123,007
		166,130
Capital Markets — 2.7%
Blackstone, Inc.	123	16,036
Charles Schwab Corp. (The)	1,045	71,887
CME Group, Inc.	300	63,189
Goldman Sachs Group, Inc. (The)	160	61,764
Intercontinental Exchange, Inc.	703	90,341
Morgan Stanley	1,018	94,917
S&P Global, Inc.	149	65,520
		463,654
Chemicals — 2.1%
Air Products and Chemicals, Inc.	164	44,788
Dow, Inc.	1,422	77,991
Eastman Chemical Co.	479	43,039
Linde plc	290	119,197
LyondellBasell Industries NV, Class A	412	39,182
PPG Industries, Inc.	227	33,905
		358,102
Commercial Services & Supplies — 0.1%
Cintas Corp. (a)	29	17,642
Communications Equipment — 0.2%
Motorola Solutions, Inc.	95	29,834
Consumer Finance — 0.1%
American Express Co.	74	13,833
Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp. (a)	246	162,334
Dollar Tree, Inc. *	152	21,661
Target Corp.	533	75,873
Walmart, Inc.	565	89,083
		348,951
Distributors — 0.1%
LKQ Corp.	291	13,885
Electric Utilities — 1.9%
Constellation Energy Corp.	186	21,697
NextEra Energy, Inc. (a)	1,649	100,189
PG&E Corp.	5,304	95,627
Southern Co. (The)	1,551	108,742
		326,255
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electrical Equipment — 0.6%
Eaton Corp. plc	450	108,360
Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc.	525	15,981
Keysight Technologies, Inc. *	275	43,708
		59,689
Energy Equipment & Services — 0.1%
Baker Hughes Co.	601	20,558
Entertainment — 0.6%
Netflix, Inc. * (a)	165	80,404
Warner Bros Discovery, Inc. *	1,158	13,173
		93,577
Financial Services — 4.7%
Berkshire Hathaway, Inc., Class B * (a)	624	222,504
Block, Inc. *	110	8,531
Fiserv, Inc. *	184	24,447
FleetCor Technologies, Inc. *	229	64,773
Mastercard, Inc., Class A (a)	619	263,727
Visa, Inc., Class A (a)	791	206,003
		789,985
Food Products — 0.7%
Mondelez International, Inc., Class A (a)	1,716	124,292
Ground Transportation — 1.1%
CSX Corp.	988	34,247
Norfolk Southern Corp. (a)	185	43,701
Uber Technologies, Inc. *	1,014	62,433
Union Pacific Corp.	198	48,821
		189,202
Health Care Equipment & Supplies — 2.3%
Baxter International, Inc.	650	25,141
Becton Dickinson & Co.	118	28,661
Boston Scientific Corp. * (a)	2,072	119,756
Dexcom, Inc. *	160	19,917
Intuitive Surgical, Inc. *	100	33,840
Medtronic plc (a)	1,099	90,569
Stryker Corp.	262	78,363
		396,247
Health Care Providers & Services — 2.8%
Centene Corp. * (a)	669	49,667
CVS Health Corp.	310	24,474
Elevance Health, Inc.	156	73,505
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
Humana, Inc.	85	38,856
McKesson Corp.	55	25,330
UnitedHealth Group, Inc. (a)	501	263,974
		475,806
Health Care REITs — 0.5%
Ventas, Inc.	1,161	57,851
Welltower, Inc.	222	20,027
		77,878
Hotels, Restaurants & Leisure — 2.7%
Booking Holdings, Inc. * (a)	34	119,953
Chipotle Mexican Grill, Inc. *	43	98,001
Expedia Group, Inc. *	460	69,812
Marriott International, Inc., Class A	217	48,983
Royal Caribbean Cruises Ltd. *	396	51,315
Yum! Brands, Inc.	552	72,052
		460,116
Household Durables — 0.3%
Lennar Corp., Class A	157	23,393
Toll Brothers, Inc.	197	20,224
		43,617
Household Products — 0.8%
Church & Dwight Co., Inc.	481	45,501
Procter & Gamble Co. (The) (a)	611	89,495
		134,996
Industrial Conglomerates — 1.1%
Honeywell International, Inc. (a)	856	179,512
Industrial REITs — 0.8%
Prologis, Inc.	959	127,886
Insurance — 2.2%
Aflac, Inc.	505	41,646
Chubb Ltd.	239	53,969
Globe Life, Inc.	331	40,297
MetLife, Inc.	551	36,467
Progressive Corp. (The) (a)	631	100,536
Travelers Cos., Inc. (The)	518	98,577
		371,492
Interactive Media & Services — 5.8%
Alphabet, Inc., Class A * (a)	2,471	345,119
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	67

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — continued
Alphabet, Inc., Class C * (a)	1,733	244,306
Meta Platforms, Inc., Class A * (a)	1,111	393,310
		982,735
IT Services — 1.3%
Accenture plc, Class A	398	139,681
Cognizant Technology Solutions Corp., Class A	1,007	76,022
		215,703
Life Sciences Tools & Services — 1.3%
Danaher Corp.	457	105,629
Thermo Fisher Scientific, Inc. (a)	211	112,010
		217,639
Machinery — 1.7%
Deere & Co. (a)	357	142,669
Dover Corp.	250	38,477
Ingersoll Rand, Inc.	177	13,678
Otis Worldwide Corp.	980	87,715
		282,539
Media — 1.3%
Charter Communications, Inc., Class A * (a)	166	64,524
Comcast Corp., Class A (a)	3,212	140,841
Liberty Media Corp-Liberty SiriusXM, Class A *	300	8,615
		213,980
Metals & Mining — 0.2%
Nucor Corp.	152	26,422
Multi-Utilities — 0.4%
DTE Energy Co.	75	8,299
Public Service Enterprise Group, Inc.	1,035	63,283
		71,582
Oil, Gas & Consumable Fuels — 3.7%
Chevron Corp. (a)	465	69,400
ConocoPhillips	979	113,605
Diamondback Energy, Inc.	444	68,881
EOG Resources, Inc. (a)	937	113,320
Exxon Mobil Corp. (a)	2,575	257,475
Marathon Oil Corp.	477	11,509
		634,190
Passenger Airlines — 0.1%
Delta Air Lines, Inc.	603	24,250
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.3%
Kenvue, Inc.	2,087	44,923
Pharmaceuticals — 3.0%
Bristol-Myers Squibb Co. (a)	2,327	119,413
Eli Lilly & Co. (a)	304	177,225
Johnson & Johnson (a)	821	128,728
Merck & Co., Inc.	816	88,916
		514,282
Professional Services — 0.2%
Leidos Holdings, Inc.	357	38,685
Residential REITs — 0.4%
Equity LifeStyle Properties, Inc.	416	29,362
Sun Communities, Inc.	148	19,771
UDR, Inc.	380	14,549
		63,682
Semiconductors & Semiconductor Equipment — 8.7%
Advanced Micro Devices, Inc. * (a)	1,004	148,034
Analog Devices, Inc.	656	130,272
Broadcom, Inc.	73	81,102
Lam Research Corp. (a)	204	159,780
NVIDIA Corp. (a)	1,145	567,130
NXP Semiconductors NV (China)	663	152,222
Qorvo, Inc. *	234	26,384
Teradyne, Inc.	363	39,372
Texas Instruments, Inc. (a)	949	161,722
		1,466,018
Software — 10.5%
Adobe, Inc. * (a)	308	184,035
Cadence Design Systems, Inc. *	115	31,315
Intuit, Inc. (a)	205	127,995
Microsoft Corp. (a)	3,368	1,266,423
Oracle Corp.	502	52,871
ServiceNow, Inc. *	160	113,352
		1,775,991
Specialized REITs — 0.7%
Digital Realty Trust, Inc.	448	60,238
SBA Communications Corp.	231	58,680
		118,918
Specialty Retail — 2.6%
AutoNation, Inc. *	178	26,694
AutoZone, Inc. * (a)	36	92,906
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc. (a)	668	52,270
Burlington Stores, Inc. *	180	34,995
Lowe's Cos., Inc. (a)	730	162,553
O'Reilly Automotive, Inc. *	23	21,705
TJX Cos., Inc. (The)	560	52,585
		443,708
Technology Hardware, Storage & Peripherals — 7.2%
Apple, Inc. (a)	5,994	1,154,064
Seagate Technology Holdings plc	814	69,483
		1,223,547
Tobacco — 0.4%
Altria Group, Inc. (a)	441	17,769
Philip Morris International, Inc.	457	43,024
		60,793
Trading Companies & Distributors — 0.2%
United Rentals, Inc.	53	30,436
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	171	27,483
Total Common Stocks (Cost $10,276,522)		16,650,856
	NO. OF CONTRACTS
Options Purchased — 0.8%
Put Options Purchased — 0.8%
S&P 500 Index
3/28/2024 at USD 4,510.00 , European Style
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)

Notional Amount: USD 16,869,935
Counterparty: Exchange-Traded * (Cost $141,826)	35,368	138,466
	SHARES (000)
Short-Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.21% (b) (c) (Cost $648,540)	648,540	648,540
Total Investments — 103.1% (Cost $11,066,888)		17,437,862
Liabilities in Excess of Other Assets — (3.1)%		(523,031)
NET ASSETS — 100.0%		16,914,831

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	961	03/15/2024	USD	231,541	8,354

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	69

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Written Call Options Contracts as of December 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	35,368	USD 16,869,935	USD 5,015.00	3/28/2024	(121,489)
Written Put Options Contracts as of December 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	35,368	USD 16,869,935	USD 3,800.00	3/28/2024	(22,812)
Total Written Options Contracts (Premiums Received $142,427)						(144,301)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 106.7%
Aerospace & Defense — 1.5%
Howmet Aerospace, Inc.	302	16,340
RTX Corp.	394	33,129
Textron, Inc.	244	19,611
		69,080
Air Freight & Logistics — 1.2%
FedEx Corp.	58	14,608
United Parcel Service, Inc., Class B	250	39,302
		53,910
Automobile Components — 0.2%
Aptiv plc *	110	9,882
BorgWarner, Inc.	28	1,009
		10,891
Automobiles — 1.7%
Tesla, Inc. *	311	77,331
Banks — 3.6%
Bank of America Corp.	1,726	58,118
Fifth Third Bancorp	432	14,904
Truist Financial Corp.	719	26,554
US Bancorp	645	27,893
Wells Fargo & Co.	829	40,797
		168,266
Beverages — 2.1%
Coca-Cola Co. (The)	782	46,073
Constellation Brands, Inc., Class A	17	4,229
Monster Beverage Corp. *	109	6,268
PepsiCo, Inc.	256	43,453
		100,023
Biotechnology — 3.2%
AbbVie, Inc.	391	60,644
Biogen, Inc. *	61	15,665
BioMarin Pharmaceutical, Inc. *	48	4,623
Neurocrine Biosciences, Inc. *	26	3,486
Regeneron Pharmaceuticals, Inc. *	35	30,462
Sarepta Therapeutics, Inc. *	18	1,781
Vertex Pharmaceuticals, Inc. *	77	31,157
		147,818
Broadline Retail — 4.3%
Amazon.com, Inc. * (a)	1,322	200,847
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.1%
Masco Corp.	192	12,839
Trane Technologies plc	150	36,621
		49,460
Capital Markets — 3.0%
Blackstone, Inc.	37	4,774
Charles Schwab Corp. (The)	311	21,402
CME Group, Inc.	89	18,819
Goldman Sachs Group, Inc. (The)	48	18,372
Intercontinental Exchange, Inc.	209	26,893
Morgan Stanley	303	28,257
S&P Global, Inc.	44	19,510
		138,027
Chemicals — 2.3%
Air Products and Chemicals, Inc.	49	13,334
Dow, Inc.	423	23,220
Eastman Chemical Co.	143	12,814
Linde plc	86	35,487
LyondellBasell Industries NV, Class A	123	11,665
PPG Industries, Inc.	67	10,094
		106,614
Commercial Services & Supplies — 0.1%
Cintas Corp.	9	5,223
Communications Equipment — 0.2%
Motorola Solutions, Inc.	28	8,882
Consumer Finance — 0.1%
American Express Co.	22	4,118
Consumer Staples Distribution & Retail — 2.2%
Costco Wholesale Corp.	73	48,363
Dollar Tree, Inc. *	45	6,444
Target Corp.	159	22,583
Walmart, Inc.	168	26,517
		103,907
Distributors — 0.1%
LKQ Corp.	86	4,134
Electric Utilities — 2.1%
Constellation Energy Corp.	55	6,457
NextEra Energy, Inc.	491	29,830
PG&E Corp.	1,579	28,470
Southern Co. (The)	462	32,373
		97,130
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	71

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electrical Equipment — 0.7%
Eaton Corp. plc	134	32,261
Electronic Equipment, Instruments & Components — 0.4%
Corning, Inc.	156	4,758
Keysight Technologies, Inc. *	83	13,196
		17,954
Energy Equipment & Services — 0.1%
Baker Hughes Co.	179	6,121
Entertainment — 0.6%
Netflix, Inc. *	49	23,954
Warner Bros Discovery, Inc. *	345	3,922
		27,876
Financial Services — 5.1%
Berkshire Hathaway, Inc., Class B * (a)	186	66,250
Block, Inc. *	33	2,539
Fiserv, Inc. *	55	7,280
FleetCor Technologies, Inc. *	68	19,284
Mastercard, Inc., Class A (a)	184	78,517
Visa, Inc., Class A (a)	235	61,261
		235,131
Food Products — 0.8%
Mondelez International, Inc., Class A	511	37,004
Ground Transportation — 1.2%
CSX Corp.	294	10,196
Norfolk Southern Corp.	55	13,011
Uber Technologies, Inc. *	302	18,588
Union Pacific Corp.	59	14,535
		56,330
Health Care Equipment & Supplies — 2.5%
Baxter International, Inc.	194	7,485
Becton Dickinson & Co.	35	8,533
Boston Scientific Corp. *	617	35,654
Dexcom, Inc. *	48	5,930
Intuitive Surgical, Inc. *	30	10,159
Medtronic plc	327	26,964
Stryker Corp.	78	23,337
		118,062
Health Care Providers & Services — 3.0%
Centene Corp. *	199	14,785
CVS Health Corp.	92	7,286
Elevance Health, Inc.	47	21,884
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
Humana, Inc.	25	11,568
McKesson Corp.	17	7,556
UnitedHealth Group, Inc. (a)	149	78,603
		141,682
Health Care REITs — 0.5%
Ventas, Inc.	346	17,223
Welltower, Inc.	66	5,963
		23,186
Hotels, Restaurants & Leisure — 2.9%
Booking Holdings, Inc. *	10	35,809
Chipotle Mexican Grill, Inc. *	13	29,177
Expedia Group, Inc. *	136	20,670
Marriott International, Inc., Class A	65	14,587
Royal Caribbean Cruises Ltd. *	118	15,276
Yum! Brands, Inc.	164	21,450
		136,969
Household Durables — 0.3%
Lennar Corp., Class A	47	6,965
Toll Brothers, Inc.	58	6,020
		12,985
Household Products — 0.9%
Church & Dwight Co., Inc.	143	13,547
Procter & Gamble Co. (The)	182	26,644
		40,191
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	255	53,445
Industrial REITs — 0.8%
Prologis, Inc.	286	38,074
Insurance — 2.4%
Aflac, Inc.	150	12,399
Chubb Ltd.	71	16,068
Globe Life, Inc.	99	11,990
MetLife, Inc.	164	10,859
Progressive Corp. (The)	188	29,932
Travelers Cos., Inc. (The)	154	29,348
		110,596
Interactive Media & Services — 6.3%
Alphabet, Inc., Class A * (a)	736	102,749
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — continued
Alphabet, Inc., Class C * (a)	516	72,736
Meta Platforms, Inc., Class A * (a)	331	117,102
		292,587
IT Services — 1.4%
Accenture plc, Class A	118	41,583
Cognizant Technology Solutions Corp., Class A	300	22,633
		64,216
Life Sciences Tools & Services — 1.4%
Danaher Corp.	136	31,448
Thermo Fisher Scientific, Inc.	63	33,347
		64,795
Machinery — 1.8%
Deere & Co.	106	42,475
Dover Corp.	74	11,456
Ingersoll Rand, Inc.	53	4,070
Otis Worldwide Corp.	292	26,114
		84,115
Media — 1.4%
Charter Communications, Inc., Class A *	50	19,210
Comcast Corp., Class A	956	41,931
Liberty Media Corp-Liberty SiriusXM, Class A *	89	2,564
		63,705
Metals & Mining — 0.2%
Nucor Corp.	45	7,866
Multi-Utilities — 0.5%
DTE Energy Co.	23	2,474
Public Service Enterprise Group, Inc.	308	18,841
		21,315
Oil, Gas & Consumable Fuels — 4.1%
Chevron Corp.	139	20,662
ConocoPhillips	291	33,823
Diamondback Energy, Inc.	132	20,507
EOG Resources, Inc.	279	33,740
Exxon Mobil Corp. (a)	767	76,654
Marathon Oil Corp.	142	3,426
		188,812
Passenger Airlines — 0.1%
Delta Air Lines, Inc.	179	7,220
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.3%
Kenvue, Inc.	600	12,927
Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	693	35,550
Eli Lilly & Co.	90	52,748
Johnson & Johnson	245	38,325
Merck & Co., Inc.	243	26,472
		153,095
Professional Services — 0.2%
Leidos Holdings, Inc.	106	11,517
Residential REITs — 0.4%
Equity LifeStyle Properties, Inc.	124	8,741
Sun Communities, Inc.	44	5,883
UDR, Inc.	113	4,331
		18,955
Semiconductors & Semiconductor Equipment — 9.4%
Advanced Micro Devices, Inc. *	299	44,073
Analog Devices, Inc.	195	38,784
Broadcom, Inc.	22	24,112
Lam Research Corp.	61	47,570
NVIDIA Corp. (a)	341	168,846
NXP Semiconductors NV (China)	197	45,324
Qorvo, Inc. *	70	7,854
Teradyne, Inc.	108	11,722
Texas Instruments, Inc.	282	48,148
		436,433
Software — 11.4%
Adobe, Inc. *	92	54,791
Cadence Design Systems, Inc. *	34	9,321
Intuit, Inc.	61	38,107
Microsoft Corp. (a)	1,003	377,040
Oracle Corp.	149	15,739
ServiceNow, Inc. *	48	33,748
		528,746
Specialized REITs — 0.8%
Digital Realty Trust, Inc.	133	17,930
SBA Communications Corp.	69	17,471
		35,401
Specialty Retail — 2.8%
AutoNation, Inc. *	53	7,948
AutoZone, Inc. *	11	27,586
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	73

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc.	199	15,566
Burlington Stores, Inc. *	53	10,419
Lowe's Cos., Inc.	217	48,395
O'Reilly Automotive, Inc. *	7	6,462
TJX Cos., Inc. (The)	167	15,656
		132,032
Technology Hardware, Storage & Peripherals — 7.8%
Apple, Inc. (a)	1,785	343,584
Seagate Technology Holdings plc	242	20,687
		364,271
Tobacco — 0.4%
Altria Group, Inc.	131	5,290
Philip Morris International, Inc.	136	12,809
		18,099
Trading Companies & Distributors — 0.2%
United Rentals, Inc.	16	9,061
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	51	8,174
Total Common Stocks (Cost $3,990,020)		4,956,870
	NO. OF CONTRACTS
Options Purchased — 0.0% ^
Put Options Purchased — 0.0% ^
S&P 500 Index
1/31/2024 at USD 3,965.00 , European Style
Notional Amount: USD 5,038,848
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)

Counterparty: Exchange-Traded * (Cost $62,967)	10,564	1,479
	SHARES (000)
Short-Term Investments — 1.7%
Investment Companies — 1.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c) (Cost $78,904)	78,904	78,904
Total Investments — 108.4% (Cost $4,131,891)		5,037,253
Liabilities in Excess of Other Assets — (8.4)%		(389,325)
NET ASSETS — 100.0%		4,647,928

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	341	03/15/2024	USD	82,160	2,850

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Large Cap Funds	December 31, 2023

Written Call Options Contracts as of December 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	10,564	USD 5,038,848	USD 4,425.00	1/31/2024	(394,460)
Written Put Options Contracts as of December 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	10,564	USD 5,038,848	USD 3,340.00	1/31/2024	(422)
Total Written Options Contracts (Premiums Received $62,039)						(394,882)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	75

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 101.4%
Aerospace & Defense — 1.4%
Howmet Aerospace, Inc.	177	9,573
RTX Corp.	230	19,409
Textron, Inc.	143	11,489
		40,471
Air Freight & Logistics — 1.1%
FedEx Corp.	34	8,558
United Parcel Service, Inc., Class B	146	23,025
		31,583
Automobile Components — 0.2%
Aptiv plc *	65	5,789
BorgWarner, Inc.	16	591
		6,380
Automobiles — 1.6%
Tesla, Inc. *	182	45,305
Banks — 3.4%
Bank of America Corp.	1,011	34,049
Fifth Third Bancorp	253	8,731
Truist Financial Corp.	421	15,557
US Bancorp	378	16,342
Wells Fargo & Co.	486	23,901
		98,580
Beverages — 2.0%
Coca-Cola Co. (The)	458	26,991
Constellation Brands, Inc., Class A	10	2,487
Monster Beverage Corp. *	64	3,672
PepsiCo, Inc.	150	25,482
		58,632
Biotechnology — 3.0%
AbbVie, Inc.	229	35,529
Biogen, Inc. *	35	9,178
BioMarin Pharmaceutical, Inc. *	28	2,708
Neurocrine Biosciences, Inc. *	16	2,042
Regeneron Pharmaceuticals, Inc. *	20	17,847
Sarepta Therapeutics, Inc. *	11	1,043
Vertex Pharmaceuticals, Inc. *	45	18,254
		86,601
Broadline Retail — 4.1%
Amazon.com, Inc. * (a)	775	117,669
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.0%
Masco Corp.	112	7,521
Trane Technologies plc	88	21,455
		28,976
Capital Markets — 2.8%
Blackstone, Inc.	21	2,797
Charles Schwab Corp. (The)	182	12,539
CME Group, Inc.	52	11,024
Goldman Sachs Group, Inc. (The)	28	10,765
Intercontinental Exchange, Inc.	123	15,758
Morgan Stanley	178	16,555
S&P Global, Inc.	26	11,430
		80,868
Chemicals — 2.2%
Air Products and Chemicals, Inc.	28	7,812
Dow, Inc.	248	13,603
Eastman Chemical Co.	84	7,507
Linde plc	51	20,791
LyondellBasell Industries NV, Class A	72	6,834
PPG Industries, Inc.	39	5,914
		62,461
Commercial Services & Supplies — 0.1%
Cintas Corp.	5	3,046
Communications Equipment — 0.2%
Motorola Solutions, Inc.	17	5,204
Consumer Finance — 0.1%
American Express Co.	13	2,413
Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp.	43	28,333
Dollar Tree, Inc. *	27	3,775
Target Corp.	93	13,231
Walmart, Inc.	98	15,535
		60,874
Distributors — 0.1%
LKQ Corp.	51	2,422
Electric Utilities — 2.0%
Constellation Energy Corp.	32	3,783
NextEra Energy, Inc.	288	17,476
PG&E Corp.	925	16,679
Southern Co. (The)	271	18,968
		56,906
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electrical Equipment — 0.7%
Eaton Corp. plc	79	18,903
Electronic Equipment, Instruments & Components — 0.4%
Corning, Inc.	92	2,787
Keysight Technologies, Inc. *	48	7,626
		10,413
Energy Equipment & Services — 0.1%
Baker Hughes Co.	105	3,586
Entertainment — 0.6%
Netflix, Inc. *	29	14,034
Warner Bros Discovery, Inc. *	202	2,298
		16,332
Financial Services — 4.8%
Berkshire Hathaway, Inc., Class B *	109	38,813
Block, Inc. *	19	1,488
Fiserv, Inc. *	32	4,265
FleetCor Technologies, Inc. *	40	11,298
Mastercard, Inc., Class A	108	45,999
Visa, Inc., Class A	138	35,930
		137,793
Food Products — 0.8%
Mondelez International, Inc., Class A	299	21,679
Ground Transportation — 1.1%
CSX Corp.	172	5,973
Norfolk Southern Corp.	32	7,622
Uber Technologies, Inc. *	177	10,890
Union Pacific Corp.	35	8,516
		33,001
Health Care Equipment & Supplies — 2.4%
Baxter International, Inc.	113	4,385
Becton Dickinson & Co.	20	4,999
Boston Scientific Corp. *	361	20,889
Dexcom, Inc. *	28	3,474
Intuitive Surgical, Inc. *	18	5,945
Medtronic plc	192	15,797
Stryker Corp.	46	13,673
		69,162
Health Care Providers & Services — 2.9%
Centene Corp. *	117	8,662
CVS Health Corp.	54	4,269
Elevance Health, Inc.	27	12,821
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
Humana, Inc.	15	6,778
McKesson Corp.	10	4,427
UnitedHealth Group, Inc.	87	46,050
		83,007
Health Care REITs — 0.5%
Ventas, Inc.	202	10,090
Welltower, Inc.	39	3,494
		13,584
Hotels, Restaurants & Leisure — 2.8%
Booking Holdings, Inc. *	6	20,975
Chipotle Mexican Grill, Inc. *	8	17,093
Expedia Group, Inc. *	80	12,175
Marriott International, Inc., Class A	38	8,549
Royal Caribbean Cruises Ltd. *	69	8,949
Yum! Brands, Inc.	96	12,567
		80,308
Household Durables — 0.3%
Lennar Corp., Class A	28	4,080
Toll Brothers, Inc.	34	3,527
		7,607
Household Products — 0.8%
Church & Dwight Co., Inc.	84	7,936
Procter & Gamble Co. (The)	107	15,610
		23,546
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	149	31,311
Industrial REITs — 0.8%
Prologis, Inc.	167	22,306
Insurance — 2.3%
Aflac, Inc.	88	7,264
Chubb Ltd.	42	9,413
Globe Life, Inc.	58	7,025
MetLife, Inc.	96	6,362
Progressive Corp. (The)	110	17,536
Travelers Cos., Inc. (The)	90	17,194
		64,794
Interactive Media & Services — 6.0%
Alphabet, Inc., Class A *	431	60,197
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	77

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — continued
Alphabet, Inc., Class C *	302	42,613
Meta Platforms, Inc., Class A * (a)	194	68,605
		171,415
IT Services — 1.3%
Accenture plc, Class A	69	24,363
Cognizant Technology Solutions Corp., Class A	176	13,260
		37,623
Life Sciences Tools & Services — 1.3%
Danaher Corp.	79	18,424
Thermo Fisher Scientific, Inc.	37	19,529
		37,953
Machinery — 1.7%
Deere & Co.	62	24,885
Dover Corp.	44	6,711
Ingersoll Rand, Inc.	31	2,385
Otis Worldwide Corp.	171	15,299
		49,280
Media — 1.3%
Charter Communications, Inc., Class A *	29	11,255
Comcast Corp., Class A	560	24,565
Liberty Media Corp-Liberty SiriusXM, Class A *	52	1,502
		37,322
Metals & Mining — 0.2%
Nucor Corp.	27	4,609
Multi-Utilities — 0.4%
DTE Energy Co.	13	1,450
Public Service Enterprise Group, Inc.	181	11,037
		12,487
Oil, Gas & Consumable Fuels — 3.9%
Chevron Corp.	81	12,105
ConocoPhillips	171	19,815
Diamondback Energy, Inc.	78	12,014
EOG Resources, Inc.	163	19,767
Exxon Mobil Corp.	449	44,909
Marathon Oil Corp.	83	2,007
		110,617
Passenger Airlines — 0.1%
Delta Air Lines, Inc.	105	4,230
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.3%
Kenvue, Inc.	364	7,836
Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	406	20,827
Eli Lilly & Co.	53	30,903
Johnson & Johnson	143	22,453
Merck & Co., Inc.	142	15,507
		89,690
Professional Services — 0.2%
Leidos Holdings, Inc.	62	6,747
Residential REITs — 0.4%
Equity LifeStyle Properties, Inc.	73	5,122
Sun Communities, Inc.	26	3,446
UDR, Inc.	66	2,537
		11,105
Semiconductors & Semiconductor Equipment — 8.9%
Advanced Micro Devices, Inc. *	175	25,823
Analog Devices, Inc.	114	22,723
Broadcom, Inc.	13	14,133
Lam Research Corp.	36	27,870
NVIDIA Corp. (a)	200	98,920
NXP Semiconductors NV (China)	116	26,553
Qorvo, Inc. *	41	4,601
Teradyne, Inc.	63	6,868
Texas Instruments, Inc.	165	28,208
		255,699
Software — 10.8%
Adobe, Inc. *	54	32,102
Cadence Design Systems, Inc. *	20	5,461
Intuit, Inc.	36	22,325
Microsoft Corp. (a)	587	220,893
Oracle Corp.	87	9,221
ServiceNow, Inc. *	28	19,771
		309,773
Specialized REITs — 0.7%
Digital Realty Trust, Inc.	78	10,504
SBA Communications Corp.	40	10,235
		20,739
Specialty Retail — 2.7%
AutoNation, Inc. *	31	4,656
AutoZone, Inc. *	6	16,163
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc.	117	9,120
Burlington Stores, Inc. *	31	6,104
Lowe's Cos., Inc.	127	28,353
O'Reilly Automotive, Inc. *	4	3,786
TJX Cos., Inc. (The)	98	9,172
		77,354
Technology Hardware, Storage & Peripherals — 7.5%
Apple, Inc. (a)	1,046	201,292
Seagate Technology Holdings plc	142	12,120
		213,412
Tobacco — 0.4%
Altria Group, Inc.	77	3,100
Philip Morris International, Inc.	80	7,504
		10,604
Trading Companies & Distributors — 0.2%
United Rentals, Inc.	9	5,288
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	30	4,794
Total Common Stocks (Cost $2,327,953)		2,904,300
	NO. OF CONTRACTS
Options Purchased — 0.3%
Put Options Purchased — 0.3%
S&P 500 Index
2/29/2024 at USD 4,320.00 , European Style
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)

Notional Amount: USD 2,920,567
Counterparty: Exchange-Traded * (Cost $23,457)	6,123	7,195
	SHARES (000)
Short-Term Investments — 0.6%
Investment Companies — 0.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c) (Cost $15,876)	15,876	15,876
Total Investments — 102.3% (Cost $2,367,286)		2,927,371
Liabilities in Excess of Other Assets — (2.3)%		(64,614)
NET ASSETS — 100.0%		2,862,757

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	69	03/15/2024	USD	16,625	547

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	79

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Written Call Options Contracts as of December 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	6,123	USD 2,920,567	USD 4,810.00	2/29/2024	(54,954)
Written Put Options Contracts as of December 31, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	6,123	USD 2,920,567	USD 3,640.00	2/29/2024	(1,378)
Total Written Options Contracts (Premiums Received $23,066)						(56,332)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%
Aerospace & Defense — 1.4%
TransDigm Group, Inc.	987	998,456
Automobiles — 2.5%
Tesla, Inc. *	7,269	1,806,238
Beverages — 1.0%
Celsius Holdings, Inc. *	8,997	490,488
Monster Beverage Corp. *	4,265	245,729
		736,217
Biotechnology — 3.0%
Alnylam Pharmaceuticals, Inc. *	725	138,835
Exact Sciences Corp. *	7,311	540,882
Moderna, Inc. *	895	89,045
Regeneron Pharmaceuticals, Inc. *	1,643	1,442,633
		2,211,395
Broadline Retail — 8.6%
Amazon.com, Inc. *	33,523	5,093,478
MercadoLibre, Inc. (Brazil) *	733	1,152,036
		6,245,514
Building Products — 1.0%
Trane Technologies plc	3,144	766,718
Capital Markets — 1.5%
Blackstone, Inc.	4,391	574,806
Charles Schwab Corp. (The)	1,566	107,725
Morgan Stanley	3,450	321,754
MSCI, Inc.	216	122,145
		1,126,430
Communications Equipment — 0.8%
Arista Networks, Inc. *	2,439	574,428
Construction & Engineering — 0.6%
Quanta Services, Inc.	1,906	411,223
Electrical Equipment — 1.7%
Eaton Corp. plc	5,024	1,209,873
Electronic Equipment, Instruments & Components — 1.5%
Amphenol Corp., Class A	7,201	713,831
Jabil, Inc.	2,988	380,650
		1,094,481
Entertainment — 3.0%
Netflix, Inc. *	4,002	1,948,215
Spotify Technology SA *	1,306	245,459
		2,193,674
INVESTMENTS	SHARES (000)	VALUE ($000)

Financial Services — 2.9%
Block, Inc. *	1,513	117,049
Mastercard, Inc., Class A	4,607	1,964,932
		2,081,981
Ground Transportation — 2.1%
Uber Technologies, Inc. *	24,458	1,505,904
Health Care Equipment & Supplies — 0.9%
Align Technology, Inc. *	684	187,304
Edwards Lifesciences Corp. *	2,558	195,047
Intuitive Surgical, Inc. *	874	294,945
		677,296
Health Care Providers & Services — 1.4%
HCA Healthcare, Inc.	605	163,778
McKesson Corp.	1,912	885,451
		1,049,229
Hotels, Restaurants & Leisure — 4.0%
Airbnb, Inc., Class A *	1,913	260,475
Chipotle Mexican Grill, Inc. *	389	888,960
DoorDash, Inc., Class A *	4,306	425,840
Marriott International, Inc., Class A	4,292	967,848
Starbucks Corp.	3,815	366,299
		2,909,422
Household Durables — 0.6%
DR Horton, Inc.	3,028	460,131
Interactive Media & Services — 9.0%
Alphabet, Inc., Class C *	19,597	2,761,808
Meta Platforms, Inc., Class A *	10,689	3,783,394
		6,545,202
IT Services — 2.4%
Cognizant Technology Solutions Corp., Class A	4,572	345,315
MongoDB, Inc. *	705	288,190
Shopify, Inc., Class A (Canada) *	14,049	1,094,465
		1,727,970
Life Sciences Tools & Services — 0.0% ^
Thermo Fisher Scientific, Inc.	71	37,628
Machinery — 0.7%
Deere & Co.	1,214	485,470
Media — 0.7%
Trade Desk, Inc. (The), Class A *	6,879	495,046
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	81

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	6,345	270,096
Oil, Gas & Consumable Fuels — 1.0%
Cheniere Energy, Inc.	1,948	332,491
ConocoPhillips	3,566	413,979
		746,470
Personal Care Products — 0.0% ^
Estee Lauder Cos., Inc. (The), Class A	269	39,364
Pharmaceuticals — 4.7%
Eli Lilly & Co.	5,841	3,404,901
Semiconductors & Semiconductor Equipment — 10.3%
Advanced Micro Devices, Inc. *	4,677	689,431
ASML Holding NV (Registered), NYRS (Netherlands)	332	251,468
Broadcom, Inc.	1,724	1,924,716
First Solar, Inc. *	875	150,673
Lam Research Corp.	754	590,576
NVIDIA Corp.	7,409	3,669,211
ON Semiconductor Corp. *	3,193	266,661
		7,542,736
Software — 22.1%
Adobe, Inc. *	2,161	1,289,356
HubSpot, Inc. *	800	464,496
Intuit, Inc.	1,363	852,162
Microsoft Corp.	22,211	8,352,184
Oracle Corp.	11,513	1,213,775
Palo Alto Networks, Inc. *	1,831	539,809
Salesforce, Inc. *	4,807	1,264,789
ServiceNow, Inc. *	901	636,800
Synopsys, Inc. *	1,902	979,578
Workday, Inc., Class A *	1,880	519,049
		16,111,998
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 1.8%
AutoZone, Inc. *	226	585,028
Lowe's Cos., Inc.	3,186	708,903
		1,293,931
Technology Hardware, Storage & Peripherals — 5.3%
Apple, Inc.	20,133	3,876,185
Trading Companies & Distributors — 0.6%
WW Grainger, Inc.	516	427,910
Total Common Stocks (Cost $47,592,591)		71,063,517
Short-Term Investments — 2.7%
Investment Companies — 2.7%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $1,965,567)	1,964,994	1,966,566
Total Investments — 100.2% (Cost $49,558,158)		73,030,083
Liabilities in Excess of Other Assets — (0.2)%		(174,551)
NET ASSETS — 100.0%		72,855,532

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%
Aerospace & Defense — 2.3%
Boeing Co. (The) *	268	69,883
Howmet Aerospace, Inc.	257	13,924
		83,807
Air Freight & Logistics — 2.0%
FedEx Corp.	143	36,338
United Parcel Service, Inc., Class B	231	36,285
		72,623
Banks — 13.8%
Bank of America Corp.	5,165	173,899
Citigroup, Inc.	1,452	74,707
Fifth Third Bancorp	1,419	48,957
PNC Financial Services Group, Inc. (The)	231	35,705
Truist Financial Corp.	2,532	93,485
Wells Fargo & Co.	1,513	74,475
		501,228
Beverages — 0.4%
Keurig Dr Pepper, Inc.	434	14,466
Biotechnology — 4.0%
AbbVie, Inc.	549	85,146
Biogen, Inc. *	165	42,577
BioMarin Pharmaceutical, Inc. *	190	18,291
		146,014
Building Products — 1.7%
Carrier Global Corp.	357	20,504
Masco Corp.	607	40,693
		61,197
Capital Markets — 3.9%
Charles Schwab Corp. (The)	418	28,805
Goldman Sachs Group, Inc. (The)	100	38,461
Intercontinental Exchange, Inc.	149	19,128
Raymond James Financial, Inc. (a)	492	54,869
		141,263
Chemicals — 3.1%
Air Products and Chemicals, Inc.	53	14,484
Chemours Co. (The)	1,752	55,264
FMC Corp. (a)	673	42,418
		112,166
Consumer Staples Distribution & Retail — 4.1%
BJ's Wholesale Club Holdings, Inc. *	419	27,951
Dollar Tree, Inc. *	132	18,793
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Staples Distribution & Retail — continued
Performance Food Group Co. *	702	48,521
Walmart, Inc.	344	54,124
		149,389
Containers & Packaging — 1.6%
Graphic Packaging Holding Co.	730	17,997
Silgan Holdings, Inc.	885	40,030
		58,027
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	1,040	17,446
Electric Utilities — 2.0%
Entergy Corp.	533	53,885
NextEra Energy, Inc.	302	18,352
		72,237
Electrical Equipment — 1.9%
Emerson Electric Co.	624	60,697
Vertiv Holdings Co., Class A	170	8,164
		68,861
Entertainment — 2.3%
Endeavor Group Holdings, Inc., Class A (a)	858	20,371
Walt Disney Co. (The) *	405	36,532
Warner Bros Discovery, Inc. * (a)	2,200	25,033
		81,936
Financial Services — 5.6%
Berkshire Hathaway, Inc., Class B *	176	62,704
Fidelity National Information Services, Inc.	798	47,925
Fiserv, Inc. *	642	85,313
Rocket Cos., Inc., Class A * (a)	541	7,838
		203,780
Food Products — 1.1%
Lamb Weston Holdings, Inc.	348	37,661
Ground Transportation — 1.4%
CSX Corp.	1,054	36,531
Knight-Swift Transportation Holdings, Inc.	245	14,153
		50,684
Health Care Equipment & Supplies — 2.8%
Baxter International, Inc.	436	16,856
Medtronic plc	639	52,682
Zimmer Biomet Holdings, Inc.	265	32,217
		101,755
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	83

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 3.4%
Centene Corp. *	883	65,498
CVS Health Corp.	569	44,965
Humana, Inc.	24	10,759
		121,222
Health Care REITs — 0.3%
Ventas, Inc.	227	11,337
Hotels, Restaurants & Leisure — 1.3%
Carnival Corp. *	660	12,227
Royal Caribbean Cruises Ltd. *	266	34,487
		46,714
Household Durables — 0.4%
Lennar Corp., Class A	98	14,606
Industrial Conglomerates — 1.5%
Honeywell International, Inc.	260	54,481
Insurance — 2.6%
MetLife, Inc.	509	33,651
Travelers Cos., Inc. (The)	321	61,184
		94,835
Interactive Media & Services — 1.0%
Meta Platforms, Inc., Class A *	106	37,626
Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc.	51	27,326
Machinery — 0.6%
Middleby Corp. (The) *	136	19,946
Media — 3.7%
Charter Communications, Inc., Class A *	116	44,988
Comcast Corp., Class A	1,106	48,523
Interpublic Group of Cos., Inc. (The)	663	21,650
Liberty Media Corp-Liberty SiriusXM, Class A * (a)	665	19,109
		134,270
Metals & Mining — 1.4%
Alcoa Corp.	549	18,673
Freeport-McMoRan, Inc.	248	10,571
Kinross Gold Corp. (Canada)	1,483	8,968
Steel Dynamics, Inc.	93	10,948
		49,160
Multi-Utilities — 1.9%
CMS Energy Corp.	296	17,173
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
DTE Energy Co.	162	17,822
Public Service Enterprise Group, Inc.	553	33,845
		68,840
Office REITs — 0.5%
Vornado Realty Trust (a)	614	17,349
Oil, Gas & Consumable Fuels — 5.2%
Chevron Corp.	585	87,302
Exxon Mobil Corp.	664	66,370
Pioneer Natural Resources Co.	149	33,420
		187,092
Passenger Airlines — 0.6%
Southwest Airlines Co.	789	22,792
Pharmaceuticals — 1.9%
Bristol-Myers Squibb Co.	1,359	69,729
Residential REITs — 0.7%
Equity Residential	433	26,478
Retail REITs — 0.9%
Kimco Realty Corp.	1,558	33,194
Semiconductors & Semiconductor Equipment — 5.2%
Intel Corp.	321	16,148
Microchip Technology, Inc.	336	30,311
NXP Semiconductors NV (China)	177	40,565
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	354	36,847
Texas Instruments, Inc.	382	65,083
		188,954
Software — 1.5%
Oracle Corp.	343	36,141
Salesforce, Inc. *	74	19,508
		55,649
Specialized REITs — 2.0%
Digital Realty Trust, Inc.	538	72,362
Specialty Retail — 1.2%
Best Buy Co., Inc.	348	27,222
Burlington Stores, Inc. *	86	16,678
		43,900
Technology Hardware, Storage & Peripherals — 0.8%
Seagate Technology Holdings plc	345	29,491
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Textiles, Apparel & Luxury Goods — 1.9%
Capri Holdings Ltd. *	218	10,952
Kontoor Brands, Inc.	752	46,956
Tapestry, Inc.	273	10,056
		67,964
Tobacco — 0.5%
Philip Morris International, Inc.	181	17,037
Trading Companies & Distributors — 3.3%
AerCap Holdings NV (Ireland) *	665	49,443
Air Lease Corp., Class A	520	21,804
WESCO International, Inc.	274	47,673
		118,920
Total Common Stocks (Cost $3,150,558)		3,605,814
Short-Term Investments — 1.7%
Investment Companies — 0.8%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c) (Cost $30,619)	30,604	30,628
Investment of Cash Collateral from Securities Loaned — 0.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	25,997	26,007
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	5,429	5,429
Total Investment of Cash Collateral from Securities Loaned (Cost $31,436)		31,436
Total Short-Term Investments (Cost $62,055)		62,064
Total Investments — 101.3% (Cost $3,212,613)		3,667,878
Liabilities in Excess of Other Assets — (1.3)%		(45,500)
NET ASSETS — 100.0%		3,622,378

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $29,877.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	85

JPMorgan U.S. Applied Data Science Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.9%
Aerospace & Defense — 1.6%
Northrop Grumman Corp.	4	1,840
RTX Corp.	11	894
		2,734
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	11	1,695
Automobile Components — 0.5%
Lear Corp.	6	876
Banks — 8.2%
Bank of America Corp.	100	3,380
Citigroup, Inc.	40	2,055
Citizens Financial Group, Inc.	30	985
M&T Bank Corp.	11	1,506
PNC Financial Services Group, Inc. (The)	13	2,087
Wells Fargo & Co.	78	3,826
		13,839
Beverages — 1.2%
Coca-Cola Co. (The)	36	2,092
Biotechnology — 3.5%
AbbVie, Inc.	14	2,135
Regeneron Pharmaceuticals, Inc. *	2	1,477
Vertex Pharmaceuticals, Inc. *	5	2,232
		5,844
Building Products — 2.1%
Johnson Controls International plc	22	1,275
Trane Technologies plc	9	2,258
		3,533
Capital Markets — 5.3%
BlackRock, Inc.	4	3,552
Charles Schwab Corp. (The)	25	1,717
CME Group, Inc.	5	1,122
Morgan Stanley	28	2,591
		8,982
Chemicals — 3.4%
Axalta Coating Systems Ltd. *	63	2,134
DuPont de Nemours, Inc.	19	1,504
Linde plc	5	2,077
		5,715
Communications Equipment — 0.5%
Cisco Systems, Inc.	16	812
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 0.8%
Ally Financial, Inc.	21	714
Capital One Financial Corp.	5	676
		1,390
Consumer Staples Distribution & Retail — 1.1%
Target Corp.	5	721
Walmart, Inc.	7	1,092
		1,813
Containers & Packaging — 0.7%
Berry Global Group, Inc.	16	1,098
Diversified Telecommunication Services — 1.5%
Verizon Communications, Inc.	67	2,537
Electric Utilities — 3.9%
Constellation Energy Corp.	11	1,271
Entergy Corp.	13	1,262
NextEra Energy, Inc.	46	2,820
Xcel Energy, Inc.	18	1,119
		6,472
Electrical Equipment — 2.2%
Eaton Corp. plc	16	3,748
Electronic Equipment, Instruments & Components — 0.6%
Teledyne Technologies, Inc. *	2	934
Entertainment — 0.4%
Netflix, Inc. *	1	707
Financial Services — 4.0%
Berkshire Hathaway, Inc., Class B *	9	3,323
Fidelity National Information Services, Inc.	10	621
Fiserv, Inc. *	6	750
FleetCor Technologies, Inc. *	3	880
Mastercard, Inc., Class A	3	1,114
		6,688
Food Products — 1.8%
Mondelez International, Inc., Class A	34	2,444
Tyson Foods, Inc., Class A	11	621
		3,065
Ground Transportation — 3.0%
CSX Corp.	56	1,937
Norfolk Southern Corp.	10	2,368
Uber Technologies, Inc. *	13	787
		5,092
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 2.8%
Baxter International, Inc.	23	894
Boston Scientific Corp. *	27	1,559
Medtronic plc	27	2,185
		4,638
Health Care Providers & Services — 3.1%
Centene Corp. *	18	1,329
Cigna Group (The)	8	2,347
UnitedHealth Group, Inc.	3	1,618
		5,294
Health Care REITs — 0.6%
Ventas, Inc.	20	998
Hotel & Resort REITs — 0.5%
Host Hotels & Resorts, Inc.	46	901
Hotels, Restaurants & Leisure — 1.9%
Expedia Group, Inc. *	6	976
McDonald's Corp.	6	1,703
Travel + Leisure Co.	15	581
		3,260
Household Durables — 0.3%
Whirlpool Corp.	5	573
Household Products — 1.6%
Procter & Gamble Co. (The)	13	1,905
Spectrum Brands Holdings, Inc.	9	726
		2,631
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	10	2,192
Industrial REITs — 2.2%
Prologis, Inc.	28	3,688
Insurance — 3.2%
Loews Corp.	37	2,554
Travelers Cos., Inc. (The)	14	2,794
		5,348
Interactive Media & Services — 0.9%
Meta Platforms, Inc., Class A *	5	1,598
IT Services — 0.7%
Cognizant Technology Solutions Corp., Class A	15	1,097
INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — 1.3%
Agilent Technologies, Inc.	9	1,230
Danaher Corp.	4	910
		2,140
Machinery — 3.4%
Deere & Co.	3	1,048
Dover Corp.	13	2,026
Parker-Hannifin Corp.	6	2,646
		5,720
Media — 2.2%
Charter Communications, Inc., Class A *	2	819
Comcast Corp., Class A	65	2,843
		3,662
Multi-Utilities — 1.5%
CMS Energy Corp.	17	983
Public Service Enterprise Group, Inc.	24	1,462
		2,445
Oil, Gas & Consumable Fuels — 8.7%
Cheniere Energy, Inc.	10	1,775
ConocoPhillips	36	4,109
Diamondback Energy, Inc.	8	1,187
EOG Resources, Inc.	18	2,220
Exxon Mobil Corp.	40	4,012
Phillips 66	10	1,343
		14,646
Personal Care Products — 0.3%
Kenvue, Inc.	20	438
Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	53	2,728
Eli Lilly & Co.	2	1,206
Jazz Pharmaceuticals plc *	8	1,008
Johnson & Johnson	8	1,313
Merck & Co., Inc.	15	1,578
Pfizer, Inc.	18	504
		8,337
Professional Services — 0.8%
Booz Allen Hamilton Holding Corp.	7	894
SS&C Technologies Holdings, Inc.	6	387
		1,281
Real Estate Management & Development — 0.8%
CBRE Group, Inc., Class A *	14	1,321
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	87

JPMorgan U.S. Applied Data Science Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — 4.0%
Advanced Micro Devices, Inc. *	12	1,789
Analog Devices, Inc.	9	1,817
NXP Semiconductors NV (China)	5	1,007
Texas Instruments, Inc.	12	2,087
		6,700
Software — 1.2%
Microsoft Corp.	5	1,957
Specialized REITs — 0.6%
Digital Realty Trust, Inc.	7	996
Specialty Retail — 2.4%
AutoZone, Inc. *	1	1,427
Lowe's Cos., Inc.	5	1,172
O'Reilly Automotive, Inc. *	1	1,429
		4,028
Tobacco — 1.3%
Philip Morris International, Inc.	23	2,118
Total Common Stocks (Cost $136,337)		167,673
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.5%
Investment Companies — 0.5%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $872)	871	872
Total Investments — 100.4% (Cost $137,209)		168,545
Liabilities in Excess of Other Assets — (0.4)%		(659)
NET ASSETS — 100.0%		167,886

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	4	03/15/2024	USD	964	36

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%
Aerospace & Defense — 2.5%
Howmet Aerospace, Inc.	2,595	140,470
Northrop Grumman Corp.	1,039	486,197
		626,667
Automobiles — 0.7%
Tesla, Inc. *	683	169,657
Banks — 3.6%
US Bancorp	7,860	340,164
Wells Fargo & Co.	11,528	567,427
		907,591
Beverages — 2.3%
Coca-Cola Co. (The)	9,985	588,423
Biotechnology — 6.3%
AbbVie, Inc.	4,410	683,490
Biogen, Inc. *	816	211,283
Regeneron Pharmaceuticals, Inc. *	547	480,013
Vertex Pharmaceuticals, Inc. *	554	225,376
		1,600,162
Broadline Retail — 4.6%
Amazon.com, Inc. *	7,712	1,171,702
Building Products — 1.1%
Trane Technologies plc	1,176	286,862
Capital Markets — 4.9%
Ameriprise Financial, Inc.	947	359,760
Morgan Stanley	6,764	630,712
S&P Global, Inc.	575	253,251
		1,243,723
Chemicals — 1.5%
Eastman Chemical Co.	1,470	132,049
PPG Industries, Inc.	1,681	251,309
		383,358
Construction Materials — 1.3%
Vulcan Materials Co.	1,468	333,303
Consumer Finance — 1.6%
American Express Co.	2,170	406,467
Electric Utilities — 4.0%
NextEra Energy, Inc.	9,175	557,302
PG&E Corp.	25,264	455,514
		1,012,816
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 2.0%
Eaton Corp. plc	2,128	512,522
Energy Equipment & Services — 2.4%
Baker Hughes Co.	17,704	605,129
Financial Services — 2.6%
FleetCor Technologies, Inc. *	426	120,438
Mastercard, Inc., Class A	1,296	552,866
		673,304
Ground Transportation — 3.2%
CSX Corp.	7,148	247,810
Norfolk Southern Corp.	1,573	371,890
Uber Technologies, Inc. *	2,978	183,366
		803,066
Health Care Equipment & Supplies — 1.4%
Stryker Corp.	1,228	367,761
Health Care Providers & Services — 3.2%
UnitedHealth Group, Inc.	1,527	803,719
Hotels, Restaurants & Leisure — 2.9%
Marriott International, Inc., Class A	672	151,582
McDonald's Corp.	1,996	591,844
		743,426
Industrial REITs — 2.3%
Prologis, Inc.	4,491	598,661
Insurance — 0.9%
Progressive Corp. (The)	1,380	219,805
Interactive Media & Services — 5.9%
Alphabet, Inc., Class A *	5,497	767,783
Meta Platforms, Inc., Class A *	2,060	729,229
		1,497,012
IT Services — 1.4%
Accenture plc, Class A	987	346,390
Life Sciences Tools & Services — 1.1%
Danaher Corp.	1,266	292,931
Machinery — 2.5%
Deere & Co.	1,561	624,169
Oil, Gas & Consumable Fuels — 2.9%
ConocoPhillips	2,879	334,165
Pioneer Natural Resources Co.	1,772	398,389
		732,554
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	89

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Pharmaceuticals — 1.8%
Bristol-Myers Squibb Co.	6,208	318,506
Eli Lilly & Co.	244	142,376
		460,882
Semiconductors & Semiconductor Equipment — 8.4%
Advanced Micro Devices, Inc. *	2,310	340,482
Analog Devices, Inc.	948	188,176
ASML Holding NV (Registered), NYRS (Netherlands)	201	152,447
NVIDIA Corp.	1,690	837,196
NXP Semiconductors NV (China)	2,725	625,875
		2,144,176
Software — 11.5%
Intuit, Inc.	306	191,437
Microsoft Corp.	6,285	2,363,358
Oracle Corp.	3,635	383,274
		2,938,069
Specialty Retail — 3.2%
Lowe's Cos., Inc.	2,615	581,959
TJX Cos., Inc. (The)	2,578	241,802
		823,761
Technology Hardware, Storage & Peripherals — 5.5%
Apple, Inc.	6,603	1,271,301
Seagate Technology Holdings plc	1,651	140,944
		1,412,245
Total Common Stocks (Cost $15,619,531)		25,330,313
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $290,768)	290,649	290,881
Total Investments — 100.7% (Cost $15,910,299)		25,621,194
Liabilities in Excess of Other Assets — (0.7)%		(168,491)
NET ASSETS — 100.0%		25,452,703

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%
Aerospace & Defense — 0.7%
Boeing Co. (The) *	18	4,733
Howmet Aerospace, Inc.	68	3,667
		8,400
Automobiles — 2.2%
Tesla, Inc. *	107	26,493
Beverages — 1.4%
Coca-Cola Co. (The)	162	9,589
Monster Beverage Corp. *	129	7,418
		17,007
Biotechnology — 3.4%
AbbVie, Inc.	119	18,503
Amgen, Inc.	7	2,073
Neurocrine Biosciences, Inc. *	21	2,717
Regeneron Pharmaceuticals, Inc. *	8	6,746
Vertex Pharmaceuticals, Inc. *	29	11,705
		41,744
Broadline Retail — 5.4%
Amazon.com, Inc. *	432	65,633
Building Products — 1.0%
Builders FirstSource, Inc. *	21	3,481
Trane Technologies plc	35	8,692
		12,173
Capital Markets — 2.0%
Ameriprise Financial, Inc.	13	5,123
Charles Schwab Corp. (The)	162	11,132
S&P Global, Inc.	19	8,446
		24,701
Chemicals — 0.8%
Dow, Inc.	76	4,181
Linde plc (a)	13	5,383
		9,564
Commercial Services & Supplies — 0.5%
Waste Management, Inc.	36	6,449
Communications Equipment — 0.7%
Arista Networks, Inc. *	34	7,984
Construction & Engineering — 0.5%
Quanta Services, Inc.	26	5,732
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Staples Distribution & Retail — 1.5%
Costco Wholesale Corp.	21	13,915
US Foods Holding Corp. *	93	4,245
		18,160
Electric Utilities — 0.6%
NextEra Energy, Inc.	37	2,250
PG&E Corp. (a)	262	4,725
		6,975
Electrical Equipment — 0.3%
Eaton Corp. plc	17	4,217
Energy Equipment & Services — 0.4%
Baker Hughes Co.	140	4,777
Entertainment — 0.9%
Live Nation Entertainment, Inc. *	50	4,707
Netflix, Inc. *	14	6,495
		11,202
Financial Services — 4.0%
Mastercard, Inc., Class A	96	41,065
Visa, Inc., Class A (a)	29	7,424
		48,489
Food Products — 0.5%
Hershey Co. (The)	15	2,699
Mondelez International, Inc., Class A	48	3,502
		6,201
Ground Transportation — 1.8%
CSX Corp.	286	9,909
Uber Technologies, Inc. *	200	12,303
		22,212
Health Care Equipment & Supplies — 0.8%
Boston Scientific Corp. *	102	5,899
Medtronic plc	43	3,536
		9,435
Health Care Providers & Services — 3.0%
Elevance Health, Inc.	18	8,512
HCA Healthcare, Inc.	10	2,754
Humana, Inc.	15	6,962
UnitedHealth Group, Inc.	35	18,014
		36,242
Hotels, Restaurants & Leisure — 3.1%
Booking Holdings, Inc. *	3	11,997
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	91

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Chipotle Mexican Grill, Inc. *	5	11,096
Hilton Worldwide Holdings, Inc.	30	5,456
McDonald's Corp.	11	3,292
Royal Caribbean Cruises Ltd. *	41	5,303
		37,144
Industrial REITs — 0.6%
Prologis, Inc.	52	6,970
Insurance — 1.1%
Arch Capital Group Ltd. *	66	4,920
Progressive Corp. (The)	57	9,088
		14,008
Interactive Media & Services — 9.5%
Alphabet, Inc., Class A *	234	32,671
Alphabet, Inc., Class C *	202	28,440
Meta Platforms, Inc., Class A *	152	53,827
		114,938
Life Sciences Tools & Services — 1.7%
IQVIA Holdings, Inc. *	27	6,358
Thermo Fisher Scientific, Inc.	27	14,120
		20,478
Machinery — 1.6%
Deere & Co.	28	11,054
Ingersoll Rand, Inc.	69	5,365
Parker-Hannifin Corp.	7	3,392
		19,811
Media — 0.5%
Charter Communications, Inc., Class A *	8	3,106
Liberty Media Corp-Liberty SiriusXM *	125	3,601
		6,707
Oil, Gas & Consumable Fuels — 0.9%
Cheniere Energy, Inc.	34	5,760
ConocoPhillips	46	5,358
		11,118
Personal Care Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	23	3,315
Pharmaceuticals — 1.6%
Eli Lilly & Co.	30	17,749
Jazz Pharmaceuticals plc *	14	1,670
		19,419
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	37	4,731
Semiconductors & Semiconductor Equipment — 10.4%
Advanced Micro Devices, Inc. *	88	13,037
Analog Devices, Inc.	22	4,358
ASML Holding NV (Registered), NYRS (Netherlands)	10	7,629
Broadcom, Inc.	4	4,832
Lam Research Corp.	13	9,887
NVIDIA Corp.	119	59,009
NXP Semiconductors NV (China)	43	9,831
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	112	11,706
Texas Instruments, Inc.	35	5,904
		126,193
Software — 19.4%
Adobe, Inc. *	22	13,215
Cadence Design Systems, Inc. *	52	14,094
Crowdstrike Holdings, Inc., Class A *	40	10,300
HubSpot, Inc. *	11	6,211
Intuit, Inc.	26	16,161
Microsoft Corp.	360	135,397
Oracle Corp.	92	9,681
Palo Alto Networks, Inc. *	35	10,287
Procore Technologies, Inc. *	88	6,064
Salesforce, Inc. *	10	2,688
ServiceNow, Inc. *	17	12,177
		236,275
Specialized REITs — 0.7%
Equinix, Inc.	8	6,448
VICI Properties, Inc., Class A	75	2,381
		8,829
Specialty Retail — 4.0%
Best Buy Co., Inc.	86	6,739
Burlington Stores, Inc. *	54	10,361
Lowe's Cos., Inc.	106	23,584
O'Reilly Automotive, Inc. *	8	7,859
		48,543
Technology Hardware, Storage & Peripherals — 10.2%
Apple, Inc.	591	113,751
Dell Technologies, Inc., Class C	48	3,641
Seagate Technology Holdings plc	81	6,936
		124,328
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Tobacco — 0.3%
Philip Morris International, Inc.	38	3,570
Total Common Stocks (Cost $611,549)		1,200,167
Short-Term Investments — 1.8%
Investment Companies — 1.2%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c) (Cost $14,179)	14,173	14,184
Investment of Cash Collateral from Securities Loaned — 0.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	5,998	6,000
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	1,368	1,368
Total Investment of Cash Collateral from Securities Loaned (Cost $7,368)		7,368
Total Short-Term Investments (Cost $21,547)		21,552
Total Investments — 100.5% (Cost $633,096)		1,221,719
Liabilities in Excess of Other Assets — (0.5)%		(5,894)
NET ASSETS — 100.0%		1,215,825

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2023. The total value of securities on loan at December 31, 2023 is $7,213.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	50	03/15/2024	USD	12,047	244

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	93

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.7%
Common Stocks — 122.6%
Aerospace & Defense — 2.8%
Howmet Aerospace, Inc.	381	20,608
Northrop Grumman Corp. (a)	19	9,100
RTX Corp.	157	13,212
TransDigm Group, Inc.	1	884
		43,804
Air Freight & Logistics — 0.6%
United Parcel Service, Inc., Class B	62	9,761
Banks — 4.8%
Bank of America Corp. (a)	564	18,992
Fifth Third Bancorp	405	13,964
First Citizens BancShares, Inc., Class A	1	1,433
Truist Financial Corp.	315	11,616
Wells Fargo & Co. (a)	623	30,670
		76,675
Beverages — 2.6%
Coca-Cola Co. (The) (a)	202	11,903
Keurig Dr Pepper, Inc.	44	1,466
Monster Beverage Corp. *	295	16,973
PepsiCo, Inc. (a)	65	11,102
		41,444
Biotechnology — 4.9%
AbbVie, Inc. (a)	168	26,038
Biogen, Inc. *	42	10,781
BioMarin Pharmaceutical, Inc. *	61	5,933
Regeneron Pharmaceuticals, Inc. *	18	15,717
Sarepta Therapeutics, Inc. *	53	5,134
Vertex Pharmaceuticals, Inc. *	37	14,918
		78,521
Broadline Retail — 5.0%
Amazon.com, Inc. * (a)	524	79,618
Building Products — 1.4%
Trane Technologies plc	93	22,676
Capital Markets — 2.7%
Ameriprise Financial, Inc.	2	803
Charles Schwab Corp. (The)	285	19,627
Intercontinental Exchange, Inc.	25	3,224
Morgan Stanley (a)	56	5,201
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
Raymond James Financial, Inc.	32	3,585
S&P Global, Inc.	26	11,183
		43,623
Chemicals — 1.6%
Air Products and Chemicals, Inc.	14	3,906
Dow, Inc.	59	3,220
Linde plc	44	17,964
		25,090
Commercial Services & Supplies — 0.3%
Waste Connections, Inc.	37	5,508
Communications Equipment — 0.1%
Arista Networks, Inc. *	5	1,097
Construction Materials — 0.7%
Martin Marietta Materials, Inc.	22	11,083
Consumer Staples Distribution & Retail — 0.8%
Costco Wholesale Corp.	20	13,276
Electric Utilities — 3.0%
Entergy Corp.	14	1,469
NextEra Energy, Inc. (a)	278	16,872
PG&E Corp.	889	16,027
Southern Co. (The)	201	14,119
		48,487
Electrical Equipment — 1.2%
Eaton Corp. plc	76	18,272
Electronic Equipment, Instruments & Components — 0.5%
Corning, Inc.	125	3,788
Keysight Technologies, Inc. *	29	4,652
		8,440
Energy Equipment & Services — 0.8%
Baker Hughes Co. (a)	325	11,122
Schlumberger NV	40	2,050
		13,172
Entertainment — 1.4%
Endeavor Group Holdings, Inc., Class A	678	16,081
Take-Two Interactive Software, Inc. *	25	4,063
Warner Bros Discovery, Inc. *	162	1,841
		21,985
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Financial Services — 6.1%
Berkshire Hathaway, Inc., Class B *	24	8,449
Block, Inc. *	133	10,307
Fidelity National Information Services, Inc.	61	3,691
Fiserv, Inc. *	87	11,589
FleetCor Technologies, Inc. *	28	7,892
Mastercard, Inc., Class A (a)	115	48,928
WEX, Inc. *	31	6,085
		96,941
Food Products — 0.7%
Mondelez International, Inc., Class A (a)	149	10,774
Ground Transportation — 2.3%
CSX Corp.	93	3,211
Norfolk Southern Corp. (a)	38	9,073
Old Dominion Freight Line, Inc.	8	3,214
Uber Technologies, Inc. *	184	11,318
Union Pacific Corp. (a)	31	7,524
XPO, Inc. *	23	2,067
		36,407
Health Care Equipment & Supplies — 3.4%
Boston Scientific Corp. * (a)	375	21,691
Intuitive Surgical, Inc. *	26	8,663
Medtronic plc	46	3,805
Stryker Corp.	66	19,822
		53,981
Health Care Providers & Services — 3.0%
HCA Healthcare, Inc.	8	2,109
UnitedHealth Group, Inc. (a)	86	45,359
		47,468
Hotels, Restaurants & Leisure — 5.4%
Booking Holdings, Inc. *	4	14,221
Chipotle Mexican Grill, Inc. *	7	16,498
Expedia Group, Inc. *	63	9,515
Hilton Worldwide Holdings, Inc.	49	9,036
McDonald's Corp. (a)	34	10,216
Royal Caribbean Cruises Ltd. *	53	6,835
Yum! Brands, Inc. (a)	154	20,078
		86,399
INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 1.0%
Church & Dwight Co., Inc.	136	12,859
Procter & Gamble Co. (The) (a)	25	3,712
		16,571
Industrial Conglomerates — 1.3%
Honeywell International, Inc. (a)	95	19,990
Industrial REITs — 0.7%
Prologis, Inc.	80	10,618
Insurance — 3.2%
Arthur J Gallagher & Co.	19	4,257
Globe Life, Inc.	102	12,448
MetLife, Inc.	28	1,835
Progressive Corp. (The) (a)	142	22,655
Travelers Cos., Inc. (The)	51	9,697
		50,892
Interactive Media & Services — 7.6%
Alphabet, Inc., Class C *	67	9,402
Alphabet, Inc., Class A * (a)	395	55,241
Meta Platforms, Inc., Class A * (a)	150	53,189
Pinterest, Inc., Class A *	93	3,442
		121,274
IT Services — 0.1%
Cognizant Technology Solutions Corp., Class A	19	1,459
Life Sciences Tools & Services — 1.4%
Danaher Corp.	59	13,731
Thermo Fisher Scientific, Inc. (a)	18	9,323
		23,054
Machinery — 2.7%
Deere & Co. (a)	43	17,286
Dover Corp.	38	5,850
Ingersoll Rand, Inc.	227	17,537
Otis Worldwide Corp.	26	2,333
		43,006
Media — 1.6%
Charter Communications, Inc., Class A * (a)	12	4,749
Comcast Corp., Class A (a)	170	7,445
Liberty Media Corp-Liberty SiriusXM *	191	5,502
Liberty Media Corp-Liberty SiriusXM, Class A *	286	8,207
		25,903
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	95

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Multi-Utilities — 0.7%
CMS Energy Corp.	64	3,734
DTE Energy Co.	30	3,270
Public Service Enterprise Group, Inc.	65	4,005
		11,009
Oil, Gas & Consumable Fuels — 4.9%
Cheniere Energy, Inc.	8	1,404
ConocoPhillips (a)	153	17,777
Diamondback Energy, Inc.	45	7,002
EOG Resources, Inc.	92	11,053
Exxon Mobil Corp. (a)	296	29,576
Hess Corp.	44	6,370
Marathon Oil Corp.	137	3,298
Targa Resources Corp.	26	2,290
		78,770
Personal Care Products — 0.8%
Estee Lauder Cos., Inc. (The), Class A	42	6,124
Kenvue, Inc.	335	7,227
		13,351
Pharmaceuticals — 2.4%
Bristol-Myers Squibb Co. (a)	267	13,703
Elanco Animal Health, Inc. *	108	1,604
Eli Lilly & Co. (a)	29	16,937
Johnson & Johnson	39	6,105
		38,349
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	55	7,047
Residential REITs — 0.1%
American Homes 4 Rent, Class A	42	1,524
Semiconductors & Semiconductor Equipment — 14.3%
Advanced Micro Devices, Inc. *	150	22,153
Analog Devices, Inc. (a)	83	16,409
ASML Holding NV (Registered), NYRS (Netherlands)	19	14,335
Microchip Technology, Inc.	35	3,135
Micron Technology, Inc.	37	3,178
NVIDIA Corp. (a)	132	65,501
NXP Semiconductors NV (China)	168	38,637
Qorvo, Inc. *	19	2,140
Skyworks Solutions, Inc.	16	1,799
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	291	30,250
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	86	9,287
Texas Instruments, Inc. (a)	110	18,740
Universal Display Corp.	9	1,770
		227,334
Software — 11.9%
Adobe, Inc. *	32	19,059
Intuit, Inc.	29	18,452
Microsoft Corp. (a)	341	128,270
Roper Technologies, Inc.	12	6,388
ServiceNow, Inc. *	26	18,086
		190,255
Specialized REITs — 1.7%
American Tower Corp.	7	1,382
Digital Realty Trust, Inc.	168	22,636
Equinix, Inc.	2	1,529
SBA Communications Corp.	6	1,554
		27,101
Specialty Retail — 3.5%
AutoNation, Inc. *	14	2,092
Best Buy Co., Inc.	58	4,559
Burlington Stores, Inc. *	69	13,447
Lowe's Cos., Inc. (a)	81	17,938
O'Reilly Automotive, Inc. * (a)	13	12,304
TJX Cos., Inc. (The)	51	4,761
		55,101
Technology Hardware, Storage & Peripherals — 5.6%
Apple, Inc. (a)	345	66,501
Dell Technologies, Inc., Class C	50	3,854
Seagate Technology Holdings plc	198	16,854
Western Digital Corp. *	35	1,817
		89,026
Trading Companies & Distributors — 0.1%
WW Grainger, Inc.	2	1,740
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.	45	7,181
Total Common Stocks (Cost $1,047,711)		1,955,057
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Short-Term Investments — 3.1%
Investment Companies — 3.1%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (b) (c)(Cost $48,721)	48,695	48,734
Total Long Positions (Cost $1,096,432)		2,003,791
Short Positions — (25.9)%
Common Stocks — (25.9)%
Aerospace & Defense — (1.2)%
Boeing Co. (The) *	(19)	(4,970)
General Dynamics Corp.	(28)	(7,188)
Huntington Ingalls Industries, Inc.	(19)	(5,022)
Spirit AeroSystems Holdings, Inc., Class A *	(69)	(2,196)
(19,376)
Air Freight & Logistics — (0.3)%
Expeditors International of Washington, Inc.	(34)	(4,319)
Automobiles — (0.4)%
Ford Motor Co.	(490)	(5,973)
Banks — (0.4)%
Huntington Bancshares, Inc.	(187)	(2,374)
PNC Financial Services Group, Inc. (The)	(26)	(4,035)
(6,409)
Beverages — (0.2)%
Molson Coors Beverage Co., Class B	(46)	(2,805)
Biotechnology — (0.4)%
Amgen, Inc.	(11)	(3,139)
Gilead Sciences, Inc.	(24)	(1,895)
Moderna, Inc. *	(21)	(2,107)
(7,141)
Broadline Retail — (0.2)%
eBay, Inc.	(65)	(2,823)
Building Products — (0.2)%
Johnson Controls International plc	(63)	(3,634)
Capital Markets — (1.8)%
Bank of New York Mellon Corp. (The)	(77)	(4,020)
BlackRock, Inc.	(2)	(1,615)
Coinbase Global, Inc., Class A *	(17)	(3,005)
FactSet Research Systems, Inc.	(10)	(4,534)
Franklin Resources, Inc.	(61)	(1,821)
Goldman Sachs Group, Inc. (The)	(7)	(2,546)
LPL Financial Holdings, Inc.	(18)	(4,063)
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
MSCI, Inc.	(2)	(1,252)
Nasdaq, Inc.	(71)	(4,153)
T. Rowe Price Group, Inc.	(9)	(945)
(27,954)
Communications Equipment — (0.9)%
Cisco Systems, Inc.	(188)	(9,486)
Juniper Networks, Inc.	(155)	(4,573)
(14,059)
Consumer Finance — (0.3)%
Synchrony Financial	(106)	(4,028)
Consumer Staples Distribution & Retail — (0.9)%
Kroger Co. (The)	(97)	(4,448)
Sysco Corp.	(92)	(6,725)
Walgreens Boots Alliance, Inc.	(135)	(3,528)
(14,701)
Containers & Packaging — (0.2)%
International Paper Co.	(111)	(4,009)
Diversified Telecommunication Services — (0.3)%
AT&T, Inc.	(119)	(2,004)
Verizon Communications, Inc.	(76)	(2,857)
(4,861)
Electric Utilities — (1.3)%
American Electric Power Co., Inc.	(52)	(4,214)
Duke Energy Corp.	(16)	(1,550)
Edison International	(66)	(4,756)
Exelon Corp.	(105)	(3,772)
FirstEnergy Corp.	(103)	(3,787)
Xcel Energy, Inc.	(47)	(2,889)
(20,968)
Electrical Equipment — (0.3)%
Acuity Brands, Inc.	(23)	(4,782)
Energy Equipment & Services — (0.2)%
Halliburton Co.	(80)	(2,902)
Entertainment — (0.3)%
Electronic Arts, Inc.	(34)	(4,582)
Financial Services — (1.7)%
Affirm Holdings, Inc. *	(32)	(1,562)
Global Payments, Inc.	(28)	(3,561)
PayPal Holdings, Inc. *	(86)	(5,279)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	97

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Financial Services — continued
Toast, Inc., Class A *	(290)	(5,293)
Voya Financial, Inc.	(65)	(4,781)
Western Union Co. (The)	(557)	(6,640)
(27,116)
Food Products — (0.7)%
Campbell Soup Co.	(102)	(4,406)
General Mills, Inc.	(56)	(3,629)
Kraft Heinz Co. (The)	(67)	(2,489)
(10,524)
Gas Utilities — (0.1)%
National Fuel Gas Co.	(33)	(1,652)
Ground Transportation — (0.0)% ^
Werner Enterprises, Inc.	(15)	(614)
Health Care Equipment & Supplies — (0.4)%
Abbott Laboratories	(21)	(2,308)
Dentsply Sirona, Inc.	(44)	(1,559)
Zimmer Biomet Holdings, Inc.	(25)	(3,123)
(6,990)
Health Care Providers & Services — (0.3)%
Henry Schein, Inc. *	(31)	(2,334)
Quest Diagnostics, Inc.	(14)	(1,985)
(4,319)
Hotels, Restaurants & Leisure — (0.5)%
Carnival Corp. *	(116)	(2,141)
Starbucks Corp.	(57)	(5,493)
(7,634)
Industrial Conglomerates — (0.2)%
3M Co.	(31)	(3,381)
Insurance — (1.0)%
Aflac, Inc.	(17)	(1,388)
Allstate Corp. (The)	(33)	(4,652)
American International Group, Inc.	(12)	(813)
Aon plc, Class A	(13)	(3,731)
Kinsale Capital Group, Inc.	(8)	(2,581)
Marsh & McLennan Cos., Inc.	(7)	(1,402)
WR Berkley Corp.	(12)	(831)
(15,398)
INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — (0.6)%
EPAM Systems, Inc. *	(13)	(3,717)
International Business Machines Corp.	(38)	(6,276)
(9,993)
Life Sciences Tools & Services — (0.8)%
Agilent Technologies, Inc.	(26)	(3,578)
Bruker Corp.	(58)	(4,249)
Waters Corp. *	(16)	(5,281)
(13,108)
Machinery — (1.2)%
Donaldson Co., Inc.	(84)	(5,462)
IDEX Corp.	(19)	(4,228)
Illinois Tool Works, Inc.	(21)	(5,545)
PACCAR, Inc. *	(15)	(1,517)
Stanley Black & Decker, Inc.	(27)	(2,613)
(19,365)
Media — (1.1)%
Fox Corp., Class A	(199)	(5,892)
Interpublic Group of Cos., Inc. (The)	(67)	(2,204)
Omnicom Group, Inc.	(45)	(3,880)
Paramount Global, Class B	(378)	(5,596)
(17,572)
Multi-Utilities — (0.1)%
Consolidated Edison, Inc.	(16)	(1,431)
Office REITs — (0.2)%
SL Green Realty Corp.	(33)	(1,480)
Vornado Realty Trust	(50)	(1,428)
(2,908)
Oil, Gas & Consumable Fuels — (1.2)%
APA Corp.	(81)	(2,892)
Coterra Energy, Inc.	(30)	(757)
Devon Energy Corp.	(74)	(3,359)
Enbridge, Inc. (Canada)	(115)	(4,164)
Kinder Morgan, Inc.	(120)	(2,117)
Marathon Petroleum Corp.	(9)	(1,301)
ONEOK, Inc.	(18)	(1,252)
Valero Energy Corp.	(21)	(2,788)
(18,630)
Passenger Airlines — (0.4)%
American Airlines Group, Inc. *	(106)	(1,463)
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Passenger Airlines — continued
Delta Air Lines, Inc.	(41)	(1,631)
Southwest Airlines Co.	(87)	(2,515)
(5,609)
Professional Services — (0.6)%
Ceridian HCM Holding, Inc. *	(60)	(4,009)
Equifax, Inc.	(4)	(971)
Paychex, Inc.	(26)	(3,062)
Paycom Software, Inc.	(9)	(1,983)
(10,025)
Retail REITs — (0.5)%
NNN REIT, Inc.	(30)	(1,285)
Simon Property Group, Inc.	(50)	(7,087)
(8,372)
Semiconductors & Semiconductor Equipment — (2.1)%
Applied Materials, Inc.	(78)	(12,623)
ARM Holdings plc *	(26)	(1,967)
Broadcom, Inc.	(1)	(1,498)
Intel Corp.	(179)	(8,972)
KLA Corp.	(3)	(1,907)
QUALCOMM, Inc.	(50)	(7,267)
(34,234)
Software — (0.2)%
Workday, Inc., Class A *	(12)	(3,312)
Specialized REITs — (0.1)%
Iron Mountain, Inc.	(25)	(1,749)
Specialty Retail — (0.6)%
CarMax, Inc. *	(19)	(1,420)
Home Depot, Inc. (The)	(20)	(7,068)
Ulta Beauty, Inc. *	(2)	(867)
(9,355)
Technology Hardware, Storage & Peripherals — (1.0)%
Hewlett Packard Enterprise Co.	(308)	(5,236)
NetApp, Inc.	(106)	(9,321)
Xerox Holdings Corp.	(48)	(884)
(15,441)
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — (0.1)%
NIKE, Inc., Class B	(15)	(1,626)
On Holding AG (Switzerland), Class A *	(26)	(698)
		(2,324)
Trading Companies & Distributors — (0.4)%
Fastenal Co.	(100)	(6,506)
Total Common Stocks (Proceeds $(414,795))		(412,888)
Total Short Positions (Proceeds $(414,795))		(412,888)
Total Investments — 99.8% (Cost $681,637)		1,590,903
Other Assets Less Liabilities — 0.2%		3,181
Net Assets — 100.0%		1,594,084

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $561,165.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	99

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	93	03/15/2024	USD	22,407	113

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%
Aerospace & Defense — 1.4%
Howmet Aerospace, Inc.	466	25,229
RTX Corp.	608	51,153
Textron, Inc.	377	30,281
		106,663
Air Freight & Logistics — 1.1%
FedEx Corp.	89	22,562
United Parcel Service, Inc., Class B	386	60,671
		83,233
Automobile Components — 0.2%
Aptiv plc *	170	15,262
BorgWarner, Inc.	43	1,556
		16,818
Automobiles — 1.5%
Tesla, Inc. *	480	119,404
Banks — 3.4%
Bank of America Corp.	2,665	89,737
Fifth Third Bancorp	667	23,012
Truist Financial Corp.	1,111	41,000
US Bancorp	995	43,068
Wells Fargo & Co.	1,280	62,997
		259,814
Beverages — 2.0%
Coca-Cola Co. (The)	1,207	71,132
Constellation Brands, Inc., Class A	27	6,554
Monster Beverage Corp. *	168	9,680
PepsiCo, Inc.	396	67,158
		154,524
Biotechnology — 2.9%
AbbVie, Inc.	604	93,638
Biogen, Inc. *	93	24,188
BioMarin Pharmaceutical, Inc. *	74	7,138
Neurocrine Biosciences, Inc. *	41	5,383
Regeneron Pharmaceuticals, Inc. *	54	47,034
Sarepta Therapeutics, Inc. *	29	2,749
Vertex Pharmaceuticals, Inc. *	118	48,105
		228,235
Broadline Retail — 4.0%
Amazon.com, Inc. *	2,041	310,123
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.0%
Masco Corp.	296	19,824
Trane Technologies plc	232	56,546
		76,370
Capital Markets — 2.8%
Blackstone, Inc.	56	7,372
Charles Schwab Corp. (The)	480	33,046
CME Group, Inc.	138	29,048
Goldman Sachs Group, Inc. (The)	74	28,393
Intercontinental Exchange, Inc.	323	41,530
Morgan Stanley	468	43,633
S&P Global, Inc.	69	30,119
		213,141
Chemicals — 2.1%
Air Products and Chemicals, Inc.	75	20,589
Dow, Inc.	654	35,852
Eastman Chemical Co.	220	19,785
Linde plc	133	54,795
LyondellBasell Industries NV, Class A	190	18,012
PPG Industries, Inc.	104	15,586
		164,619
Commercial Services & Supplies — 0.1%
Cintas Corp.	13	8,110
Communications Equipment — 0.2%
Motorola Solutions, Inc.	44	13,715
Consumer Finance — 0.1%
American Express Co.	34	6,359
Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp.	113	74,625
Dollar Tree, Inc. *	70	9,958
Target Corp.	245	34,878
Walmart, Inc.	260	40,951
		160,412
Distributors — 0.1%
LKQ Corp.	134	6,383
Electric Utilities — 1.9%
Constellation Energy Corp.	86	9,974
NextEra Energy, Inc.	758	46,057
PG&E Corp.	2,438	43,960
Southern Co. (The)	713	49,988
		149,979
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	101

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electrical Equipment — 0.6%
Eaton Corp. plc	207	49,813
Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc.	241	7,346
Keysight Technologies, Inc. *	127	20,093
		27,439
Energy Equipment & Services — 0.1%
Baker Hughes Co.	276	9,451
Entertainment — 0.5%
Netflix, Inc. *	76	36,961
Warner Bros Discovery, Inc. *	532	6,056
		43,017
Financial Services — 4.7%
Berkshire Hathaway, Inc., Class B *	287	102,285
Block, Inc. *	51	3,922
Fiserv, Inc. *	84	11,238
FleetCor Technologies, Inc. *	105	29,776
Mastercard, Inc., Class A	284	121,235
Visa, Inc., Class A	364	94,700
		363,156
Food Products — 0.7%
Mondelez International, Inc., Class A	789	57,137
Ground Transportation — 1.1%
CSX Corp.	454	15,743
Norfolk Southern Corp.	85	20,090
Uber Technologies, Inc. *	466	28,700
Union Pacific Corp.	92	22,443
		86,976
Health Care Equipment & Supplies — 2.4%
Baxter International, Inc.	299	11,557
Becton Dickinson & Co.	54	13,176
Boston Scientific Corp. *	952	55,051
Dexcom, Inc. *	74	9,156
Intuitive Surgical, Inc. *	47	15,699
Medtronic plc	505	41,635
Stryker Corp.	120	36,023
		182,297
Health Care Providers & Services — 2.8%
Centene Corp. *	308	22,832
CVS Health Corp.	142	11,250
Elevance Health, Inc.	72	33,790
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
Humana, Inc.	39	17,862
McKesson Corp.	25	11,644
UnitedHealth Group, Inc.	230	121,349
		218,727
Health Care REITs — 0.5%
Ventas, Inc.	534	26,594
Welltower, Inc.	102	9,207
		35,801
Hotels, Restaurants & Leisure — 2.7%
Booking Holdings, Inc. *	16	55,141
Chipotle Mexican Grill, Inc. *	20	45,051
Expedia Group, Inc. *	211	32,093
Marriott International, Inc., Class A	100	22,517
Royal Caribbean Cruises Ltd. *	182	23,590
Yum! Brands, Inc.	253	33,122
		211,514
Household Durables — 0.3%
Lennar Corp., Class A	72	10,754
Toll Brothers, Inc.	91	9,297
		20,051
Household Products — 0.8%
Church & Dwight Co., Inc.	221	20,917
Procter & Gamble Co. (The)	281	41,141
		62,058
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	393	82,522
Industrial REITs — 0.8%
Prologis, Inc.	441	58,789
Insurance — 2.2%
Aflac, Inc.	232	19,145
Chubb Ltd.	110	24,810
Globe Life, Inc.	152	18,524
MetLife, Inc.	254	16,764
Progressive Corp. (The)	290	46,216
Travelers Cos., Inc. (The)	238	45,316
		170,775
Interactive Media & Services — 5.8%
Alphabet, Inc., Class A *	1,135	158,651
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — continued
Alphabet, Inc., Class C *	797	112,307
Meta Platforms, Inc., Class A *	511	180,805
		451,763
IT Services — 1.3%
Accenture plc, Class A	183	64,211
Cognizant Technology Solutions Corp., Class A	463	34,947
		99,158
Life Sciences Tools & Services — 1.3%
Danaher Corp.	210	48,558
Thermo Fisher Scientific, Inc.	97	51,491
		100,049
Machinery — 1.7%
Deere & Co.	164	65,585
Dover Corp.	115	17,688
Ingersoll Rand, Inc.	81	6,288
Otis Worldwide Corp.	451	40,322
		129,883
Media — 1.3%
Charter Communications, Inc., Class A *	76	29,662
Comcast Corp., Class A	1,477	64,744
Liberty Media Corp-Liberty SiriusXM, Class A *	138	3,960
		98,366
Metals & Mining — 0.2%
Nucor Corp.	70	12,146
Multi-Utilities — 0.4%
DTE Energy Co.	34	3,815
Public Service Enterprise Group, Inc.	476	29,091
		32,906
Oil, Gas & Consumable Fuels — 3.8%
Chevron Corp.	214	31,903
ConocoPhillips	450	52,224
Diamondback Energy, Inc.	204	31,665
EOG Resources, Inc.	430	52,093
Exxon Mobil Corp.	1,184	118,361
Marathon Oil Corp.	219	5,291
		291,537
Passenger Airlines — 0.1%
Delta Air Lines, Inc.	277	11,148
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.3%
Kenvue, Inc.	959	20,651
Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	1,070	54,894
Eli Lilly & Co.	140	81,470
Johnson & Johnson	377	59,176
Merck & Co., Inc.	375	40,875
		236,415
Professional Services — 0.2%
Leidos Holdings, Inc.	164	17,783
Residential REITs — 0.4%
Equity LifeStyle Properties, Inc.	191	13,497
Sun Communities, Inc.	68	9,089
UDR, Inc.	175	6,688
		29,274
Semiconductors & Semiconductor Equipment — 8.7%
Advanced Micro Devices, Inc. *	462	68,051
Analog Devices, Inc.	301	59,886
Broadcom, Inc.	33	37,283
Lam Research Corp.	94	73,451
NVIDIA Corp.	526	260,709
NXP Semiconductors NV (China)	305	69,976
Qorvo, Inc. *	108	12,129
Teradyne, Inc.	167	18,099
Texas Instruments, Inc.	436	74,343
		673,927
Software — 10.6%
Adobe, Inc. *	142	84,601
Cadence Design Systems, Inc. *	53	14,396
Intuit, Inc.	94	58,839
Microsoft Corp.	1,548	582,173
Oracle Corp.	230	24,305
ServiceNow, Inc. *	74	52,108
		816,422
Specialized REITs — 0.7%
Digital Realty Trust, Inc.	206	27,691
SBA Communications Corp.	106	26,975
		54,666
Specialty Retail — 2.6%
AutoNation, Inc. *	82	12,271
AutoZone, Inc. *	16	42,709
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	103

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Best Buy Co., Inc.	307	24,028
Burlington Stores, Inc. *	83	16,087
Lowe's Cos., Inc.	336	74,726
O'Reilly Automotive, Inc. *	10	9,978
TJX Cos., Inc. (The)	258	24,174
		203,973
Technology Hardware, Storage & Peripherals — 7.3%
Apple, Inc.	2,756	530,522
Seagate Technology Holdings plc	374	31,942
		562,464
Tobacco — 0.4%
Altria Group, Inc.	203	8,169
Philip Morris International, Inc.	210	19,778
		27,947
Trading Companies & Distributors — 0.2%
United Rentals, Inc.	24	13,991
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	79	12,634
Total Common Stocks (Cost $4,519,798)		7,654,528
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%
Investment Companies — 0.8%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $62,266)	62,250	62,299
Total Investments — 99.9% (Cost $4,582,064)		7,716,827
Other Assets Less Liabilities — 0.1%		8,440
NET ASSETS — 100.0%		7,725,267

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	253	03/15/2024	USD	60,957	2,013

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Large Cap Funds	December 31, 2023

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Automobile Components — 0.6%
Aptiv plc *	13	1,131
Automobiles — 1.0%
Tesla, Inc. *	8	1,928
Banks — 3.9%
Bank of America Corp.	118	3,975
Fifth Third Bancorp	63	2,187
Truist Financial Corp.	34	1,242
		7,404
Biotechnology — 2.8%
Amgen, Inc.	5	1,441
Regeneron Pharmaceuticals, Inc. *	3	2,077
Vertex Pharmaceuticals, Inc. *	4	1,695
		5,213
Broadline Retail — 3.8%
Amazon.com, Inc. *	47	7,169
Building Products — 1.6%
Trane Technologies plc	12	2,961
Capital Markets — 4.0%
Charles Schwab Corp. (The)	31	2,156
CME Group, Inc.	6	1,230
Morgan Stanley	15	1,376
S&P Global, Inc.	6	2,860
		7,622
Chemicals — 2.1%
Ecolab, Inc.	8	1,478
Linde plc	6	2,586
		4,064
Commercial Services & Supplies — 1.1%
Waste Management, Inc.	12	2,169
Consumer Staples Distribution & Retail — 3.0%
Costco Wholesale Corp.	7	4,794
Target Corp.	6	801
		5,595
Containers & Packaging — 0.5%
Ball Corp.	18	1,024
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	41	1,538
Electric Utilities — 3.2%
NextEra Energy, Inc.	40	2,414
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued
PG&E Corp.	102	1,847
Xcel Energy, Inc.	29	1,786
		6,047
Electrical Equipment — 1.6%
Eaton Corp. plc	12	2,943
Energy Equipment & Services — 1.8%
Baker Hughes Co.	100	3,423
Entertainment — 1.5%
Netflix, Inc. *	3	1,201
Walt Disney Co. (The) *	18	1,626
		2,827
Financial Services — 3.6%
Mastercard, Inc., Class A	16	6,904
Food Products — 0.8%
General Mills, Inc.	23	1,479
Ground Transportation — 1.5%
Union Pacific Corp.	12	2,882
Health Care Equipment & Supplies — 2.6%
Boston Scientific Corp. *	61	3,496
Hologic, Inc. *	21	1,514
		5,010
Health Care Providers & Services — 3.2%
Elevance Health, Inc.	3	1,409
UnitedHealth Group, Inc.	9	4,750
		6,159
Industrial REITs — 1.7%
Prologis, Inc.	24	3,187
Insurance — 3.7%
Marsh & McLennan Cos., Inc.	7	1,362
MetLife, Inc.	21	1,402
Progressive Corp. (The)	15	2,286
Travelers Cos., Inc. (The)	10	1,922
		6,972
Interactive Media & Services — 4.7%
Alphabet, Inc., Class A *	63	8,844
IT Services — 0.6%
Accenture plc, Class A	3	1,060
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	105

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — 2.9%
IQVIA Holdings, Inc. *	11	2,483
Thermo Fisher Scientific, Inc.	5	3,033
		5,516
Machinery — 1.9%
Deere & Co.	5	1,987
Ingersoll Rand, Inc.	21	1,633
		3,620
Media — 0.5%
Charter Communications, Inc., Class A *	2	942
Metals & Mining — 0.2%
Alcoa Corp.	13	455
Personal Care Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	5	744
Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co.	36	1,862
Eli Lilly & Co.	3	1,515
Merck & Co., Inc.	23	2,568
		5,945
Semiconductors & Semiconductor Equipment — 6.9%
Advanced Micro Devices, Inc. *	13	1,883
Lam Research Corp.	2	1,511
NVIDIA Corp.	13	6,315
NXP Semiconductors NV (China)	7	1,652
Texas Instruments, Inc.	10	1,800
		13,161
Software — 14.2%
Adobe, Inc. *	3	1,595
Autodesk, Inc. *	4	995
Cadence Design Systems, Inc. *	8	2,281
Crowdstrike Holdings, Inc., Class A *	4	1,011
Intuit, Inc.	4	2,484
Microsoft Corp.	41	15,491
Oracle Corp.	19	1,956
Palo Alto Networks, Inc. *	4	1,079
		26,892
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialized REITs — 1.2%
Equinix, Inc.	1	1,146
Weyerhaeuser Co.	30	1,032
		2,178
Specialty Retail — 4.3%
Best Buy Co., Inc.	14	1,101
Lowe's Cos., Inc.	13	3,018
TJX Cos., Inc. (The)	34	3,199
Tractor Supply Co.	4	793
		8,111
Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	62	11,916
Seagate Technology Holdings plc	16	1,354
		13,270
Total Common Stocks (Cost $138,156)		186,389
Short-Term Investments — 1.5%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $2,901)	2,900	2,903
Total Investments — 99.8% (Cost $141,057)		189,292
Other Assets Less Liabilities — 0.2%		396
NET ASSETS — 100.0%		189,688

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Large Cap Funds	December 31, 2023

Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini ESG Equity Index	14	03/15/2024	USD	2,991	88

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	107

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%
Aerospace & Defense — 3.5%
General Dynamics Corp.	245	63,625
Northrop Grumman Corp.	134	62,834
RTX Corp.	720	60,575
		187,034
Air Freight & Logistics — 1.9%
United Parcel Service, Inc., Class B	640	100,601
Banks — 7.6%
Bank of America Corp.	2,959	99,640
M&T Bank Corp.	367	50,328
PNC Financial Services Group, Inc. (The)	360	55,748
US Bancorp	1,446	62,557
Wells Fargo & Co.	2,752	135,454
		403,727
Beverages — 0.8%
PepsiCo, Inc.	239	40,559
Biotechnology — 3.9%
AbbVie, Inc.	534	82,705
Biogen, Inc. *	67	17,206
Regeneron Pharmaceuticals, Inc. *	47	41,685
Vertex Pharmaceuticals, Inc. *	169	68,732
		210,328
Building Products — 1.2%
Carrier Global Corp.	1,105	63,455
Capital Markets — 7.5%
BlackRock, Inc.	136	110,044
Charles Schwab Corp. (The)	1,113	76,584
Goldman Sachs Group, Inc. (The)	170	65,608
Morgan Stanley	1,115	103,974
S&P Global, Inc.	95	41,968
		398,178
Chemicals — 3.8%
Air Products and Chemicals, Inc.	352	96,463
Axalta Coating Systems Ltd. *	3,138	106,590
		203,053
Commercial Services & Supplies — 0.9%
Republic Services, Inc.	298	49,090
Construction Materials — 1.4%
Vulcan Materials Co.	326	74,107
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 1.6%
American Express Co.	355	66,571
Capital One Financial Corp.	146	19,109
		85,680
Consumer Staples Distribution & Retail — 1.8%
Dollar General Corp.	250	33,950
Walmart, Inc.	386	60,953
		94,903
Containers & Packaging — 0.4%
Ball Corp.	383	22,010
Electric Utilities — 2.2%
Entergy Corp.	167	16,916
NextEra Energy, Inc.	953	57,877
Xcel Energy, Inc.	685	42,425
		117,218
Electrical Equipment — 1.4%
Eaton Corp. plc	312	75,259
Entertainment — 0.6%
Walt Disney Co. (The) *	333	30,104
Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B *	311	110,747
Food Products — 0.8%
Mondelez International, Inc., Class A	621	44,957
Ground Transportation — 2.1%
CSX Corp.	2,647	91,753
Union Pacific Corp.	88	21,688
		113,441
Health Care Equipment & Supplies — 3.4%
Becton Dickinson & Co.	163	39,766
Boston Scientific Corp. *	1,013	58,539
Medtronic plc	590	48,589
Zimmer Biomet Holdings, Inc.	308	37,483
		184,377
Health Care Providers & Services — 4.6%
Cigna Group (The)	164	49,003
Elevance Health, Inc.	61	28,677
Humana, Inc.	63	28,865
UnitedHealth Group, Inc.	218	114,957
Universal Health Services, Inc., Class B	147	22,506
		244,008
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Large Cap Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care REITs — 0.4%
Ventas, Inc.	476	23,709
Hotel & Resort REITs — 0.6%
Host Hotels & Resorts, Inc.	1,514	29,471
Hotels, Restaurants & Leisure — 1.6%
Booking Holdings, Inc. *	8	26,601
McDonald's Corp.	201	59,738
		86,339
Household Products — 1.2%
Procter & Gamble Co. (The)	448	65,630
Insurance — 3.9%
Chubb Ltd.	251	56,646
Hartford Financial Services Group, Inc. (The)	661	53,162
Marsh & McLennan Cos., Inc.	151	28,532
MetLife, Inc.	671	44,394
Prudential Financial, Inc.	235	24,376
		207,110
Interactive Media & Services — 2.1%
Alphabet, Inc., Class C *	385	54,307
Meta Platforms, Inc., Class A *	161	56,804
		111,111
IT Services — 0.7%
International Business Machines Corp.	243	39,735
Machinery — 2.4%
Dover Corp.	512	78,725
Parker-Hannifin Corp.	107	49,275
		128,000
Media — 1.6%
Comcast Corp., Class A	1,899	83,282
Multi-Utilities — 1.9%
CMS Energy Corp.	875	50,809
Public Service Enterprise Group, Inc.	801	48,972
		99,781
Oil, Gas & Consumable Fuels — 8.2%
Chevron Corp.	750	111,932
ConocoPhillips	1,214	140,845
EOG Resources, Inc.	668	80,842
Exxon Mobil Corp.	1,061	106,048
		439,667
INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	1,539	78,972
Eli Lilly & Co.	44	25,778
Johnson & Johnson	523	82,005
Merck & Co., Inc.	178	19,354
Pfizer, Inc.	873	25,144
		231,253
Residential REITs — 0.3%
AvalonBay Communities, Inc.	94	17,580
Semiconductors & Semiconductor Equipment — 6.1%
Advanced Micro Devices, Inc. *	304	44,765
Analog Devices, Inc.	437	86,718
NXP Semiconductors NV (China)	407	93,573
Teradyne, Inc.	305	33,109
Texas Instruments, Inc.	395	67,370
		325,535
Software — 1.5%
Microsoft Corp.	216	81,383
Specialty Retail — 5.5%
AutoZone, Inc. *	21	54,422
Home Depot, Inc. (The)	178	61,596
Lowe's Cos., Inc.	286	63,749
O'Reilly Automotive, Inc. *	33	31,534
TJX Cos., Inc. (The)	882	82,713
		294,014
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	375	40,757
Tobacco — 1.5%
Philip Morris International, Inc.	863	81,206
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.	178	28,593
Total Common Stocks (Cost $4,352,811)		5,266,992
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	109

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b) (Cost $74,664)	74,654	74,714
Total Investments — 100.0% (Cost $4,427,475)		5,341,706
Other Assets Less Liabilities — 0.0% ^		815
NET ASSETS — 100.0%		5,342,521

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Large Cap Funds	December 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$46,229,931	$8,659,099	$5,810,449	$16,650,856
Investments in affiliates, at value	145,245	145,901	—	648,540
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	74,650	70,342	—
Options purchased, at value	—	—	—	138,466
Cash	1,413	—	39,487	1,133
Deposits at broker for futures contracts	—	2,429	340	46,809
Receivables:
Investment securities sold	—	—	128,828	656,769
Fund shares sold	32,102	42,253	6,143	39,971
Interest from non-affiliates	—	—	17,585	—
Dividends from non-affiliates	82,740	8,107	8,112	18,243
Dividends from affiliates	22	166	—	1,301
Securities lending income (See Note 2.C.)	—	22	10	—
Due from adviser	—	10	—	—
Total Assets	46,491,453	8,932,637	6,081,296	18,202,088
LIABILITIES:
Payables:
Due to custodian	—	1	—	—
Distributions	—	—	1,379	—
Investment securities purchased	24,233	37,893	114,000	1,115,828
Collateral received on securities loaned (See Note 2.C.)	—	74,650	70,342	—
Fund shares redeemed	72,503	13,628	25,277	14,781
Variation margin on futures contracts	—	129	13	3,203
Outstanding options written, at fair value	—	—	—	144,301
Accrued liabilities:
Investment advisory fees	15,532	—	1,234	3,517
Administration fees	1,393	267	372	924
Distribution fees	1,551	228	263	555
Service fees	4,931	241	942	3,210
Custodian and accounting fees	381	64	53	120
Trustees’ and Chief Compliance Officer’s fees	1	—	—	— (a)
Other	1,019	177	125	818
Total Liabilities	121,544	127,278	214,000	1,287,257
Net Assets	$46,369,909	$8,805,359	$5,867,296	$16,914,831

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	111

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$31,450,864	$4,212,778	$6,205,123	$12,701,554
Total distributable earnings (loss)	14,919,045	4,592,581	(337,827)	4,213,277
Total Net Assets	$46,369,909	$8,805,359	$5,867,296	$16,914,831
Net Assets:
Class A	$4,399,047	$829,421	$458,911	$1,299,416
Class C	855,544	87,116	267,439	442,817
Class I	17,221,877	1,103,743	3,763,119	13,514,227
Class R2	100,745	—	—	—
Class R3	209,373	—	—	—
Class R4	214,782	—	—	—
Class R5	1,226,896	—	291	5,707
Class R6	22,141,645	6,785,079	1,377,536	1,652,664
Total	$46,369,909	$8,805,359	$5,867,296	$16,914,831
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	195,401	11,616	33,424	46,206
Class C	38,916	1,233	19,478	15,866
Class I	749,480	15,437	274,008	478,987
Class R2	4,501	—	—	—
Class R3	9,309	—	—	—
Class R4	9,354	—	—	—
Class R5	53,348	—	21	202
Class R6	963,646	94,874	100,326	58,442
Net Asset Value (a):
Class A — Redemption price per share	$22.51	$71.40	$13.73	$28.12
Class C — Offering price per share (b)	21.98	70.64	13.73	27.91
Class I — Offering and redemption price per share	22.98	71.50	13.73	28.21
Class R2 — Offering and redemption price per share	22.39	—	—	—
Class R3 — Offering and redemption price per share	22.49	—	—	—
Class R4 — Offering and redemption price per share	22.96	—	—	—
Class R5 — Offering and redemption price per share	23.00	—	13.73	28.26
Class R6 — Offering and redemption price per share	22.98	71.52	13.73	28.28
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$23.76	$75.36	$14.49	$29.68
Cost of investments in non-affiliates	$31,704,534	$3,782,476	$5,081,081	$10,276,522
Cost of investments in affiliates	145,185	81,759	—	648,540
Cost of options purchased	—	—	—	141,826
Investment securities on loan, at value (See Note 2.C.)	—	72,467	68,920	—
Cost of investment of cash collateral (See Note 2.C.)	—	74,650	70,337	—
Premiums received from options written	—	—	—	142,427

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,956,870	$2,904,300	$71,063,517	$3,605,814
Investments in affiliates, at value	78,904	15,876	1,966,566	30,628
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	—	—	31,436
Options purchased, at value	1,479	7,195	—	—
Cash	361	243	8,528	286
Deposits at broker for futures contracts	4,448	932	—	—
Receivables:
Investment securities sold	5,295	3,121	—	—
Fund shares sold	5,077	1,672	118,779	1,930
Dividends from non-affiliates	5,217	3,053	6,259	4,652
Dividends from affiliates	11	2	297	5
Securities lending income (See Note 2.C.)	—	—	— (a)	6
Total Assets	5,057,662	2,936,394	73,163,946	3,674,757
LIABILITIES:
Payables:
Investment securities purchased	5,796	3,125	—	4,205
Collateral received on securities loaned (See Note 2.C.)	—	—	—	31,436
Fund shares redeemed	6,012	12,329	275,322	14,871
Variation margin on futures contracts	235	45	—	—
Outstanding options written, at fair value	394,882	56,332	—	—
Accrued liabilities:
Investment advisory fees	981	602	25,375	1,106
Administration fees	296	183	383	158
Distribution fees	193	99	1,744	123
Service fees	871	537	5,297	365
Custodian and accounting fees	60	36	207	32
Trustees’ and Chief Compliance Officer’s fees	1	1	2	— (a)
Other	407	348	84	83
Total Liabilities	409,734	73,637	308,414	52,379
Net Assets	$4,647,928	$2,862,757	$72,855,532	$3,622,378

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	113

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$4,816,619	$2,765,497	$51,117,667	$3,126,827
Total distributable earnings (loss)	(168,691)	97,260	21,737,865	495,551
Total Net Assets	$4,647,928	$2,862,757	$72,855,532	$3,622,378
Net Assets:
Class A	$251,994	$129,656	$5,293,068	$293,048
Class C	215,355	114,143	688,507	84,206
Class I	3,642,351	2,278,825	17,871,743	1,351,657
Class R2	—	—	182,645	14,484
Class R3	—	—	640,235	12,405
Class R4	—	—	586,263	1,387
Class R5	805	21	911,001	32,754
Class R6	537,423	340,112	46,682,070	1,832,437
Total	$4,647,928	$2,862,757	$72,855,532	$3,622,378
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,927	7,798	90,443	15,220
Class C	13,644	6,883	17,867	4,629
Class I	229,938	136,840	297,171	71,837
Class R2	—	—	3,335	761
Class R3	—	—	10,869	662
Class R4	—	—	9,772	72
Class R5	51	1	14,617	1,717
Class R6	33,908	20,403	739,612	96,910
Net Asset Value (a):
Class A — Redemption price per share	$15.82	$16.63	$58.52	$19.25
Class C — Offering price per share (b)	15.78	16.58	38.53	18.19
Class I — Offering and redemption price per share	15.84	16.65	60.14	18.82
Class R2 — Offering and redemption price per share	—	—	54.78	19.04
Class R3 — Offering and redemption price per share	—	—	58.91	18.76
Class R4 — Offering and redemption price per share	—	—	59.99	19.27
Class R5 — Offering and redemption price per share	15.85	16.67	62.32	19.07
Class R6 — Offering and redemption price per share	15.85	16.67	63.12	18.91
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.70	$17.55	$61.76	$20.32
Cost of investments in non-affiliates	$3,990,020	$2,327,953	$47,592,591	$3,150,558
Cost of investments in affiliates	78,904	15,876	1,965,567	30,619
Cost of options purchased	62,967	23,457	—	—
Investment securities on loan, at value (See Note 2.C.)	—	—	—	29,877
Cost of investment of cash collateral (See Note 2.C.)	—	—	—	31,436
Premiums received from options written	62,039	23,066	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$167,673	$25,330,313	$1,200,167	$1,955,057
Investments in affiliates, at value	872	290,881	14,184	48,734
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	—	7,368	—
Cash	8	2,200	61	495
Deposits at broker for futures contracts	222	5,899	753	1,107
Receivables:
Investment securities sold	—	21,951	—	—
Fund shares sold	53	52,872	770	4,315
Dividends from non-affiliates	180	12,786	738	1,511
Dividends from affiliates	— (a)	44	2	7
Securities lending income (See Note 2.C.)	—	—	2	—
Other assets	—	94	—	—
Total Assets	169,008	25,717,040	1,224,045	2,011,226
LIABILITIES:
Payables:
Securities sold short, at value	—	—	—	412,888
Dividend expense to non-affiliates on securities sold short	—	—	—	440
Investment securities purchased	—	179,889	—	257
Interest expense to non-affiliates on securities sold short	—	—	—	179
Collateral received on securities loaned (See Note 2.C.)	—	—	7,368	—
Fund shares redeemed	999	72,179	328	2,278
Variation margin on futures contracts	3	456	34	63
Accrued liabilities:
Investment advisory fees	28	8,061	269	777
Administration fees	— (a)	948	53	49
Distribution fees	12	865	51	79
Service fees	16	1,753	71	54
Custodian and accounting fees	8	163	12	31
Trustees’ and Chief Compliance Officer’s fees	—	1	— (a)	— (a)
Other	56	22	34	47
Total Liabilities	1,122	264,337	8,220	417,142
Net Assets	$167,886	$25,452,703	$1,215,825	$1,594,084

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	115

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$137,641	$15,766,273	$619,122	$688,975
Total distributable earnings (loss)	30,245	9,686,430	596,703	905,109
Total Net Assets	$167,886	$25,452,703	$1,215,825	$1,594,084
Net Assets:
Class A	$42,700	$2,185,634	$128,719	$259,968
Class C	3,201	408,836	11,591	39,713
Class I	79,278	4,127,062	122,758	949,608
Class L	—	2,216,031	—	—
Class R2	2,382	267,290	40,699	6,122
Class R3	—	206,587	—	—
Class R4	—	80,780	—	—
Class R5	3,952	1,151,711	130,970	34,741
Class R6	36,373	14,808,772	781,088	303,932
Total	$167,886	$25,452,703	$1,215,825	$1,594,084
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,543	103,285	1,939	15,776
Class C	119	20,360	182	3,082
Class I	2,825	194,206	1,796	54,612
Class L	—	104,003	—	—
Class R2	88	12,810	641	425
Class R3	—	9,812	—	—
Class R4	—	3,808	—	—
Class R5	140	54,026	1,959	1,964
Class R6	1,293	692,767	11,693	17,201
Net Asset Value (a):
Class A — Redemption price per share	$27.67	$21.16	$66.40	$16.48
Class C — Offering price per share (b)	26.95	20.08	63.50	12.88
Class I — Offering and redemption price per share	28.06	21.25	68.35	17.39
Class L — Offering and redemption price per share	—	21.31	—	—
Class R2 — Offering and redemption price per share	27.22	20.87	63.51	14.41
Class R3 — Offering and redemption price per share	—	21.05	—	—
Class R4 — Offering and redemption price per share	—	21.21	—	—
Class R5 — Offering and redemption price per share	28.14	21.32	66.84	17.68
Class R6 — Offering and redemption price per share	28.14	21.38	66.80	17.67
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$29.20	$22.33	$70.08	$17.39
Cost of investments in non-affiliates	$136,337	$15,619,531	$611,549	$1,047,711
Cost of investments in affiliates	872	290,768	14,179	48,721
Investment securities on loan, at value (See Note 2.C.)	—	—	7,213	—
Cost of investment of cash collateral (See Note 2.C.)	—	—	7,368	—
Proceeds from securities sold short	—	—	—	414,795

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
ASSETS:
Investments in non-affiliates, at value	$7,654,528	$186,389	$5,266,992
Investments in affiliates, at value	62,299	2,903	74,714
Cash	307	15	415
Deposits at broker for futures contracts	2,890	230	—
Receivables:
Investment securities sold	8,201	—	—
Fund shares sold	19,467	184	6,085
Dividends from non-affiliates	8,056	249	6,775
Dividends from affiliates	9	— (a)	11
Total Assets	7,755,757	189,970	5,354,992
LIABILITIES:
Payables:
Investment securities purchased	8,284	—	2,791
Fund shares redeemed	20,319	176	6,739
Variation margin on futures contracts	165	5	—
Accrued liabilities:
Investment advisory fees	1,264	33	1,614
Administration fees	258	2	234
Distribution fees	37	13	310
Service fees	78	5	739
Custodian and accounting fees	61	10	35
Trustees’ and Chief Compliance Officer’s fees	1	— (a)	— (a)
Other	23	38	9
Total Liabilities	30,490	282	12,471
Net Assets	$7,725,267	$189,688	$5,342,521

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	117

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
NET ASSETS:
Paid-in-Capital	$4,609,391	$163,360	$4,450,366
Total distributable earnings (loss)	3,115,876	26,328	892,155
Total Net Assets	$7,725,267	$189,688	$5,342,521
Net Assets:
Class A	$175,869	$49,470	$1,145,808
Class C	—	4,169	108,506
Class I	761,292	78,357	2,359,405
Class R2	—	—	5,677
Class R3	—	—	12,387
Class R4	—	—	2,517
Class R5	—	—	12,449
Class R6	6,788,106	57,692	1,695,772
Total	$7,725,267	$189,688	$5,342,521
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,822	803	16,474
Class C	—	70	1,775
Class I	20,594	1,259	31,838
Class R2	—	—	82
Class R3	—	—	167
Class R4	—	—	34
Class R5	—	—	167
Class R6	183,940	928	22,690
Net Asset Value (a):
Class A — Redemption price per share	$36.47	$61.62	$69.55
Class C — Offering price per share (b)	—	60.33	61.14
Class I — Offering and redemption price per share	36.97	62.17	74.11
Class R2 — Offering and redemption price per share	—	—	69.66
Class R3 — Offering and redemption price per share	—	—	73.89
Class R4 — Offering and redemption price per share	—	—	74.12
Class R5 — Offering and redemption price per share	—	—	74.70
Class R6 — Offering and redemption price per share	36.90	62.14	74.74
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$38.49	$65.03	$73.40
Cost of investments in non-affiliates	$4,519,798	$138,156	$4,352,811
Cost of investments in affiliates	62,266	2,901	74,664

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Large Cap Funds	December 31, 2023

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$53	$192,032	$388
Interest income from affiliates	4	—	64	— (a)
Dividend income from non-affiliates	638,199	64,043	45,703	122,655
Dividend income from affiliates	8,790	2,181	1,523	8,502
Income from securities lending (net) (See Note 2.C.)	1,450	233	65	—
Total investment income	648,443	66,510	239,387	131,545
EXPENSES:
Investment advisory fees	92,793	1,638	7,332	20,661
Administration fees	8,023	3,072	2,199	5,397
Distribution fees:
Class A	5,414	971	537	1,603
Class C	3,447	334	923	1,650
Class R2	253	—	—	—
Class R3	264	—	—	—
Service fees:
Class A	5,414	971	537	1,603
Class C	1,149	112	308	550
Class I	21,968	1,222	4,624	16,440
Class R2	127	—	—	—
Class R3	264	—	—	—
Class R4	289	—	—	—
Class R5	606	—	— (a)	3
Custodian and accounting fees	757	144	111	250
Interest expense to affiliates	—	4	51	—
Professional fees	143	45	59	81
Trustees’ and Chief Compliance Officer’s fees	98	27	22	43
Printing and mailing costs	1,184	77	79	283
Registration and filing fees	190	36	192	42
Transfer agency fees (See Note 2.K.)	532	129	73	138
Other	215	41	37	54
Total expenses	143,130	8,823	17,084	48,798
Less fees waived	(343)	(4,206)	(35)	(324)
Less expense reimbursements	(4)	(24)	(1)	(2)
Net expenses	142,783	4,593	17,048	48,472
Net investment income (loss)	505,660	61,917	222,339	83,073

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	119

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$725,787	$(3,307)	$(312,612)	$326,876
Investments in affiliates	211	137	26	—
Options purchased	—	—	—	(354,946)
Futures contracts	—	2,254	(2,063)	10,641
Options written	—	—	—	(614,693)
Net realized gain (loss)	725,998	(916)	(314,649)	(632,122)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	966,108	566,418	317,377	967,620
Investments in affiliates	3	15,495	5	—
Options purchased	—	—	—	(1,650)
Futures contracts	—	223	(546)	957
Options written	—	—	—	5,820
Change in net unrealized appreciation/depreciation	966,111	582,136	316,836	972,747
Net realized/unrealized gains (losses)	1,692,109	581,220	2,187	340,625
Change in net assets resulting from operations	$2,197,769	$643,137	$224,526	$423,698
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$118	$64	$2	$—
Interest income from affiliates	—	—	— (a)	—
Dividend income from non-affiliates	34,545	18,827	197,481	40,069
Dividend income from affiliates	2,277	1,370	66,497	2,495
Income from securities lending (net) (See Note 2.C.)	—	—	97	235
Total investment income	36,940	20,261	264,077	42,799
EXPENSES:
Investment advisory fees	5,773	3,147	147,749	7,033
Administration fees	1,732	944	8,997	1,319
Distribution fees:
Class A	328	153	6,115	354
Class C	848	399	2,423	321
Class R2	—	—	413	34
Class R3	—	—	553	14
Service fees:
Class A	328	153	6,115	354
Class C	283	133	808	107
Class I	4,552	2,552	20,392	1,667
Class R2	—	—	207	17
Class R3	—	—	553	14
Class R4	—	—	672	2
Class R5	— (a)	— (a)	437	15
Custodian and accounting fees	80	49	880	64
Interest expense to affiliates	—	—	2	—
Professional fees	55	50	142	35
Trustees’ and Chief Compliance Officer’s fees	21	18	126	19
Printing and mailing costs	157	83	858	101
Registration and filing fees	98	72	442	122
Transfer agency fees (See Note 2.K.)	31	14	540	93
Other	40	27	255	21
Total expenses	14,326	7,794	198,679	11,706
Less fees waived	(80)	(85)	(17,028)	(1,135)
Less expense reimbursements	(1)	(1)	(5)	(9)
Net expenses	14,245	7,708	181,646	10,562
Net investment income (loss)	22,695	12,553	82,431	32,237

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	121

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$27,605	$17,052	$174,015	$71,786
Investments in affiliates	—	—	329	29
Options purchased	38,385	(61,145)	—	—
Futures contracts	(2,658)	4,273	—	—
Foreign currency transactions	—	—	—	(2)
Options written	(125,062)	(15,418)	—	—
Net realized gain (loss)	(61,730)	(55,238)	174,344	71,813
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	357,232	211,839	5,890,285	125,944
Investments in affiliates	—	—	956	9
Options purchased	807	10,816	—	—
Futures contracts	1,244	(212)	—	—
Options written	(267,846)	13,706	—	—
Change in net unrealized appreciation/depreciation	91,437	236,149	5,891,241	125,953
Net realized/unrealized gains (losses)	29,707	180,911	6,065,585	197,766
Change in net assets resulting from operations	$52,402	$193,464	$6,148,016	$230,003
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6	$79	$21	$73
Interest income from affiliates	—	3	—	— (a)
Dividend income from non-affiliates	1,987	178,553	4,432	11,479
Dividend income from affiliates	69	6,989	382	1,117
Income from securities lending (net) (See Note 2.C.)	—	9	2	—
Total investment income	2,062	185,633	4,837	12,669
EXPENSES:
Investment advisory fees	257	47,156	1,726	4,796
Administration fees	64	6,760	432	553
Distribution fees:
Class A	55	2,508	148	298
Class C	13	1,493	43	127
Class R2	6	637	95	15
Class R3	—	239	—	—
Service fees:
Class A	55	2,508	148	298
Class C	4	498	14	42
Class I	101	4,564	135	1,095
Class L	—	1,055	—	—
Class R2	3	318	48	7
Class R3	—	239	—	—
Class R4	—	90	—	—
Class R5	2	553	61	16
Custodian and accounting fees	14	346	22	30
Interest expense to affiliates	—	1	—	— (a)
Professional fees	25	79	28	34
Trustees’ and Chief Compliance Officer’s fees	13	54	15	16
Printing and mailing costs	7	321	10	27
Registration and filing fees	41	289	45	50
Transfer agency fees (See Note 2.K.)	5	295	21	20
Dividend expense to non-affiliates on securities sold short	—	—	—	4,911
Interest expense to non-affiliates on securities sold short	—	—	—	1,046
Other	7	114	10	11
Total expenses	672	70,117	3,001	13,392
Less fees waived	(208)	(3,549)	(356)	(1,909)
Less expense reimbursements	(1)	(75)	(3)	(1)
Net expenses	463	66,493	2,642	11,482
Net investment income (loss)	1,599	119,140	2,195	1,187

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	123

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$2,429	$189,806	$26,983	$41,698
Investments in affiliates	1	131	2	17
Futures contracts	82	(6,735)	54	3,712
Securities sold short	—	—	—	(4,618)
Net realized gain (loss)	2,512	183,202	27,039	40,809
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	7,260	1,786,333	91,509	120,478
Investments in affiliates	— (a)	108	4	13
Futures contracts	(40)	—	(117)	(53)
Securities sold short	—	—	—	(21,822)
Change in net unrealized appreciation/depreciation	7,220	1,786,441	91,396	98,616
Net realized/unrealized gains (losses)	9,732	1,969,643	118,435	139,425
Change in net assets resulting from operations	$11,331	$2,088,783	$120,630	$140,612

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$99	$6	$—
Interest income from affiliates	— (a)	—	—
Dividend income from non-affiliates	54,689	1,212	53,504
Dividend income from affiliates	1,886	78	4,068
Income from securities lending (net) (See Note 2.C.)	—	—	— (a)
Total investment income	56,674	1,296	57,572
EXPENSES:
Investment advisory fees	9,228	267	9,904
Administration fees	2,768	67	1,857
Distribution fees:
Class A	215	58	1,342
Class C	—	15	400
Class R2	—	—	13
Class R3	—	—	12
Service fees:
Class A	215	58	1,342
Class C	—	5	133
Class I	889	93	2,880
Class R2	—	—	7
Class R3	—	—	12
Class R4	—	—	5
Class R5	—	—	5
Custodian and accounting fees	112	14	73
Professional fees	45	26	36
Trustees’ and Chief Compliance Officer’s fees	26	13	22
Printing and mailing costs	36	16	95
Registration and filing fees	122	25	221
Transfer agency fees (See Note 2.K.)	40	4	101
Other	30	4	20
Total expenses	13,726	665	18,480
Less fees waived	(3,878)	(259)	(1,518)
Less expense reimbursements	(1)	(1)	(11)
Net expenses	9,847	405	16,951
Net investment income (loss)	46,827	891	40,621

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	125

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$108,711	$1,238	$10,368
Investments in affiliates	17	— (a)	31
Futures contracts	3,048	(2)	—
Net realized gain (loss)	111,776	1,236	10,399
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	465,969	13,395	222,304
Investments in affiliates	31	2	43
Futures contracts	(325)	49	—
Change in net unrealized appreciation/depreciation	465,675	13,446	222,347
Net realized/unrealized gains (losses)	577,451	14,682	232,746
Change in net assets resulting from operations	$624,278	$15,573	$273,367

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Large Cap Funds	December 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$505,660	$1,037,438	$61,917	$116,451
Net realized gain (loss)	725,998	490,464	(916)	(148,590)
Change in net unrealized appreciation/depreciation	966,111	1,891,205	582,136	1,370,519
Change in net assets resulting from operations	2,197,769	3,419,107	643,137	1,338,380
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(74,872)	(168,036)	(4,948)	(8,879)
Class C	(13,421)	(37,071)	(297)	(595)
Class I	(313,493)	(712,740)	(7,727)	(14,064)
Class R2	(1,618)	(3,638)	—	—
Class R3	(3,614)	(8,671)	—	—
Class R4	(4,012)	(9,017)	—	—
Class R5	(22,869)	(52,737)	—	—
Class R6	(423,513)	(898,296)	(53,625)	(93,153)
Total distributions to shareholders	(857,412)	(1,890,206)	(66,597)	(116,691)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,861,395)	390,632	206,680	(457,334)
NET ASSETS:
Change in net assets	(1,521,038)	1,919,533	783,220	764,355
Beginning of period	47,890,947	45,971,414	8,022,139	7,257,784
End of period	$46,369,909	$47,890,947	$8,805,359	$8,022,139
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$222,339	$511,995	$83,073	$158,910
Net realized gain (loss)	(314,649)	(503,117)	(632,122)	(339,696)
Change in net unrealized appreciation/depreciation	316,836	485,760	972,747	2,291,782
Change in net assets resulting from operations	224,526	494,638	423,698	2,110,996
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(15,841)	(57,430)	(5,738)	(11,178)
Class C	(8,469)	(41,689)	(891)	(1,340)
Class I	(140,648)	(296,490)	(75,736)	(126,466)
Class R5	(22)	(53)	(39)	(67)
Class R6	(58,328)	(118,435)	(11,574)	(20,453)
Total distributions to shareholders	(223,308)	(514,097)	(93,978)	(159,504)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	43,960	2,230,986	575,647	(2,436,362)
NET ASSETS:
Change in net assets	45,178	2,211,527	905,367	(484,870)
Beginning of period	5,822,118	3,610,591	16,009,464	16,494,334
End of period	$5,867,296	$5,822,118	$16,914,831	$16,009,464
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,695	$48,659	$12,553	$25,477
Net realized gain (loss)	(61,730)	(369,209)	(55,238)	(244,555)
Change in net unrealized appreciation/depreciation	91,437	888,868	236,149	499,236
Change in net assets resulting from operations	52,402	568,318	193,464	280,158
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,117)	(19,932)	(538)	(2,250)
Class C	(398)	(13,519)	(202)	(1,475)
Class I	(20,617)	(230,748)	(11,748)	(46,550)
Class R5	(5)	(43)	— (a)	(8)
Class R6	(3,694)	(26,056)	(1,875)	(3,435)
Total distributions to shareholders	(25,831)	(290,298)	(14,363)	(53,718)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	7,863	(1,287,993)	350,140	(744,217)
NET ASSETS:
Change in net assets	34,434	(1,009,973)	529,241	(517,777)
Beginning of period	4,613,494	5,623,467	2,333,516	2,851,293
End of period	$4,647,928	$4,613,494	$2,862,757	$2,333,516

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82,431	$227,848	$32,237	$55,490
Net realized gain (loss)	174,344	(1,770,410)	71,813	145,602
Change in net unrealized appreciation/depreciation	5,891,241	12,431,756	125,953	182,427
Change in net assets resulting from operations	6,148,016	10,889,194	230,003	383,519
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(117,896)	(12,793)	(14,725)
Class C	—	(24,062)	(3,732)	(4,711)
Class I	(21,930)	(364,265)	(63,639)	(79,002)
Class R2	—	(3,100)	(617)	(706)
Class R3	(347)	(7,437)	(557)	(404)
Class R4	(851)	(6,490)	(66)	(34)
Class R5	(2,077)	(20,860)	(1,501)	(1,559)
Class R6	(144,889)	(676,915)	(85,936)	(97,557)
Total distributions to shareholders	(170,094)	(1,221,025)	(168,841)	(198,698)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,291,065	19,571,678	93,663	86,714
NET ASSETS:
Change in net assets	12,268,987	29,239,847	154,825	271,535
Beginning of period	60,586,545	31,346,698	3,467,553	3,196,018
End of period	$72,855,532	$60,586,545	$3,622,378	$3,467,553
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,599	$3,568	$119,140	$234,891
Net realized gain (loss)	2,512	10,835	183,202	619,922
Change in net unrealized appreciation/depreciation	7,220	4,664	1,786,441	2,704,080
Change in net assets resulting from operations	11,331	19,067	2,088,783	3,558,893
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,727)	(2,983)	(30,834)	(77,126)
Class C	(206)	(348)	(5,216)	(15,439)
Class I	(5,170)	(5,805)	(62,882)	(111,968)
Class L	—	—	(34,914)	(81,148)
Class R2	(159)	(159)	(3,555)	(10,023)
Class R3	—	—	(2,914)	(7,635)
Class R4	—	—	(1,233)	(2,803)
Class R5	(249)	(245)	(18,733)	(47,765)
Class R6	(2,423)	(2,647)	(239,463)	(608,833)
Total distributions to shareholders	(10,934)	(12,187)	(399,744)	(962,740)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(10,090)	(25,799)	590,599	1,970,003
NET ASSETS:
Change in net assets	(9,693)	(18,919)	2,279,638	4,566,156
Beginning of period	177,579	196,498	23,173,065	18,606,909
End of period	$167,886	$177,579	$25,452,703	$23,173,065
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,195	$5,717	$1,187	$2,543
Net realized gain (loss)	27,039	(2,346)	40,809	341,009
Change in net unrealized appreciation/depreciation	91,396	250,354	98,616	(28,435)
Change in net assets resulting from operations	120,630	253,725	140,612	315,117
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(930)	(3,541)	(26,732)	(57,958)
Class C	(78)	(679)	(5,198)	(8,148)
Class I	(1,115)	(3,403)	(100,148)	(214,694)
Class R2	(264)	(1,206)	(770)	(1,333)
Class R5	(1,369)	(4,404)	(3,591)	(6,790)
Class R6	(8,988)	(28,012)	(32,343)	(78,294)
Total distributions to shareholders	(12,744)	(41,245)	(168,782)	(367,217)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(38,135)	(42,555)	193,835	(156,551)
NET ASSETS:
Change in net assets	69,751	169,925	165,665	(208,651)
Beginning of period	1,146,074	976,149	1,428,419	1,637,070
End of period	$1,215,825	$1,146,074	$1,594,084	$1,428,419
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,827	$93,477	$891	$1,723
Net realized gain (loss)	111,776	(57,184)	1,236	(14,145)
Change in net unrealized appreciation/depreciation	465,675	1,292,065	13,446	40,696
Change in net assets resulting from operations	624,278	1,328,358	15,573	28,274
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,155)	(4,208)	(381)	(374)
Class C	—	—	(10)	(16)
Class I	(5,778)	(18,484)	(761)	(927)
Class R6	(54,990)	(171,013)	(587)	(594)
Total distributions to shareholders	(61,923)	(193,705)	(1,739)	(1,911)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(398,107)	(324,672)	(147)	(35,768)
NET ASSETS:
Change in net assets	164,248	809,981	13,687	(9,405)
Beginning of period	7,561,019	6,751,038	176,001	185,406
End of period	$7,725,267	$7,561,019	$189,688	$176,001
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$40,621	$62,112
Net realized gain (loss)	10,399	(19,251)
Change in net unrealized appreciation/depreciation	222,347	380,248
Change in net assets resulting from operations	273,367	423,109
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,172)	(15,303)
Class C	(777)	(1,362)
Class I	(20,726)	(33,217)
Class R2	(38)	(58)
Class R3	(76)	(138)
Class R4	(30)	(44)
Class R5	(107)	(132)
Class R6	(15,558)	(18,946)
Total distributions to shareholders	(46,484)	(69,200)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	410,733	1,536,668
NET ASSETS:
Change in net assets	637,616	1,890,577
Beginning of period	4,704,905	2,814,328
End of period	$5,342,521	$4,704,905
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$216,316	$461,442	$54,909	$80,596
Distributions reinvested	69,643	155,671	4,762	8,557
Cost of shares redeemed	(437,827)	(906,349)	(55,882)	(87,703)
Change in net assets resulting from Class A capital transactions	(151,868)	(289,236)	3,789	1,450
Class C
Proceeds from shares issued	9,464	30,826	5,380	11,116
Distributions reinvested	12,368	34,192	263	515
Cost of shares redeemed	(186,220)	(312,013)	(16,449)	(20,412)
Change in net assets resulting from Class C capital transactions	(164,388)	(246,995)	(10,806)	(8,781)
Class I
Proceeds from shares issued	1,131,090	3,998,322	172,040	250,536
Distributions reinvested	284,540	648,293	7,312	13,326
Cost of shares redeemed	(3,182,008)	(4,342,186)	(110,383)	(572,728)
Change in net assets resulting from Class I capital transactions	(1,766,378)	304,429	68,969	(308,866)
Class R2
Proceeds from shares issued	5,432	19,183	—	—
Distributions reinvested	1,594	3,586	—	—
Cost of shares redeemed	(13,938)	(23,483)	—	—
Change in net assets resulting from Class R2 capital transactions	(6,912)	(714)	—	—
Class R3
Proceeds from shares issued	14,953	49,432	—	—
Distributions reinvested	2,950	6,709	—	—
Cost of shares redeemed	(44,847)	(66,619)	—	—
Change in net assets resulting from Class R3 capital transactions	(26,944)	(10,478)	—	—
Class R4
Proceeds from shares issued	14,092	98,579	—	—
Distributions reinvested	4,012	9,017	—	—
Cost of shares redeemed	(60,979)	(73,719)	—	—
Change in net assets resulting from Class R4 capital transactions	(42,875)	33,877	—	—
Class R5
Proceeds from shares issued	78,458	213,246	—	—
Distributions reinvested	22,416	51,510	—	—
Cost of shares redeemed	(157,385)	(357,218)	—	—
Change in net assets resulting from Class R5 capital transactions	(56,511)	(92,462)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$1,467,017	$4,246,117	$436,969	$1,167,392
Distributions reinvested	408,712	866,095	53,188	92,124
Cost of shares redeemed	(2,521,248)	(4,420,001)	(345,429)	(1,400,653)
Change in net assets resulting from Class R6 capital transactions	(645,519)	692,211	144,728	(141,137)
Total change in net assets resulting from capital transactions	$(2,861,395)	$390,632	$206,680	$(457,334)
SHARE TRANSACTIONS:
Class A
Issued	10,037	21,135	819	1,350
Reinvested	3,179	7,032	71	144
Redeemed	(20,236)	(41,471)	(837)	(1,464)
Change in Class A Shares	(7,020)	(13,304)	53	30
Class C
Issued	448	1,438	81	188
Reinvested	577	1,575	4	9
Redeemed	(8,847)	(14,635)	(248)	(346)
Change in Class C Shares	(7,822)	(11,622)	(163)	(149)
Class I
Issued	51,157	179,200	2,521	4,129
Reinvested	12,744	28,756	108	225
Redeemed	(144,068)	(195,289)	(1,640)	(9,646)
Change in Class I Shares	(80,167)	12,667	989	(5,292)
Class R2
Issued	252	886	—	—
Reinvested	73	163	—	—
Redeemed	(652)	(1,085)	—	—
Change in Class R2 Shares	(327)	(36)	—	—
Class R3
Issued	685	2,266	—	—
Reinvested	135	303	—	—
Redeemed	(2,034)	(3,062)	—	—
Change in Class R3 Shares	(1,214)	(493)	—	—
Class R4
Issued	638	4,435	—	—
Reinvested	180	401	—	—
Redeemed	(2,809)	(3,329)	—	—
Change in Class R4 Shares	(1,991)	1,507	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	3,546	9,554	—	—
Reinvested	1,003	2,284	—	—
Redeemed	(7,115)	(16,199)	—	—
Change in Class R5 Shares	(2,566)	(4,361)	—	—
Class R6
Issued	66,259	190,860	6,492	19,404
Reinvested	18,318	38,463	789	1,548
Redeemed	(114,045)	(198,224)	(5,188)	(23,106)
Change in Class R6 Shares	(29,468)	31,099	2,093	(2,154)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	137

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$140,859	$269,194	$183,114	$413,623
Distributions reinvested	15,680	57,042	5,710	11,121
Cost of shares redeemed	(82,750)	(822,646)	(188,732)	(949,459)
Change in net assets resulting from Class A capital transactions	73,789	(496,410)	92	(524,715)
Class C
Proceeds from shares issued	53,616	120,242	49,109	32,667
Distributions reinvested	8,436	41,661	891	1,340
Cost of shares redeemed	(18,653)	(673,497)	(52,041)	(88,050)
Change in net assets resulting from Class C capital transactions	43,399	(511,594)	(2,041)	(54,043)
Class I
Proceeds from shares issued	968,135	3,114,570	2,152,852	2,707,387
Distributions reinvested	137,400	289,837	73,390	123,008
Cost of shares redeemed	(985,484)	(1,606,406)	(1,667,704)	(4,461,761)
Change in net assets resulting from Class I capital transactions	120,051	1,798,001	558,538	(1,631,366)
Class R5
Proceeds from shares issued	259	537	381	698
Distributions reinvested	22	53	39	67
Cost of shares redeemed	(698)	(46)	(876)	(795)
Change in net assets resulting from Class R5 capital transactions	(417)	544	(456)	(30)
Class R6
Proceeds from shares issued	62,229	1,672,438	438,203	363,419
Distributions reinvested	54,681	109,541	5,680	9,007
Cost of shares redeemed	(309,772)	(341,534)	(424,369)	(598,634)
Change in net assets resulting from Class R6 capital transactions	(192,862)	1,440,445	19,514	(226,208)
Total change in net assets resulting from capital transactions	$43,960	$2,230,986	$575,647	$(2,436,362)
SHARE TRANSACTIONS:
Class A
Issued	10,389	19,716	6,654	16,545
Reinvested	1,160	4,202	208	447
Redeemed	(6,154)	(61,516)	(6,871)	(38,851)
Change in Class A Shares	5,395	(37,598)	(9)	(21,859)
Class C
Issued	3,947	8,815	1,795	1,266
Reinvested	625	3,068	33	55
Redeemed	(1,377)	(50,406)	(1,917)	(3,555)
Change in Class C Shares	3,195	(38,523)	(89)	(2,234)
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class I
Issued	71,345	228,048	77,785	105,360
Reinvested	10,160	21,311	2,664	4,890
Redeemed	(72,934)	(118,698)	(60,457)	(178,074)
Change in Class I Shares	8,571	130,661	19,992	(67,824)
Class R5
Issued	18	39	14	27
Reinvested	2	4	1	3
Redeemed	(51)	(3)	(31)	(31)
Change in Class R5 Shares	(31)	40	(16)	(1)
Class R6
Issued	4,562	125,253	16,005	14,409
Reinvested	4,043	8,022	206	357
Redeemed	(22,872)	(25,171)	(15,282)	(23,593)
Change in Class R6 Shares	(14,267)	108,104	929	(8,827)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	139

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,726	$137,526	$22,926	$58,361
Distributions reinvested	1,115	19,929	536	2,244
Cost of shares redeemed	(52,998)	(195,721)	(21,139)	(62,266)
Change in net assets resulting from Class A capital transactions	(19,157)	(38,266)	2,323	(1,661)
Class C
Proceeds from shares issued	16,008	45,876	18,345	37,075
Distributions reinvested	397	13,509	201	1,466
Cost of shares redeemed	(36,347)	(79,358)	(16,038)	(39,960)
Change in net assets resulting from Class C capital transactions	(19,942)	(19,973)	2,508	(1,419)
Class I
Proceeds from shares issued	914,960	2,380,852	667,740	1,619,694
Distributions reinvested	20,073	228,481	11,583	46,107
Cost of shares redeemed	(942,923)	(3,279,976)	(465,632)	(2,185,835)
Change in net assets resulting from Class I capital transactions	(7,890)	(670,643)	213,691	(520,034)
Class R5
Proceeds from shares issued	25	159	—	351
Distributions reinvested	5	43	— (a)	8
Cost of shares redeemed	(49)	(62)	(6)	(470)
Change in net assets resulting from Class R5 capital transactions	(19)	140	(6)	(111)
Class R6
Proceeds from shares issued	247,387	647,862	155,044	181,537
Distributions reinvested	3,552	25,748	1,782	3,314
Cost of shares redeemed	(196,068)	(1,232,861)	(25,202)	(405,843)
Change in net assets resulting from Class R6 capital transactions	54,871	(559,251)	131,624	(220,992)
Total change in net assets resulting from capital transactions	$7,863	$(1,287,993)	$350,140	$(744,217)
SHARE TRANSACTIONS:
Class A
Issued	2,108	9,036	1,458	4,028
Reinvested	72	1,389	33	155
Redeemed	(3,407)	(13,121)	(1,328)	(4,278)
Change in Class A Shares	(1,227)	(2,696)	163	(95)
Class C
Issued	1,031	3,079	1,167	2,567
Reinvested	26	946	13	101
Redeemed	(2,344)	(5,360)	(1,017)	(2,750)
Change in Class C Shares	(1,287)	(1,335)	163	(82)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class I
Issued	58,802	159,350	42,383	112,208
Reinvested	1,291	15,870	720	3,178
Redeemed	(60,646)	(220,794)	(29,169)	(149,700)
Change in Class I Shares	(553)	(45,574)	13,934	(34,314)
Class R5
Issued	2	10	—	25
Reinvested	— (a)	3	— (a)	1
Redeemed	(3)	(4)	(1)	(33)
Change in Class R5 Shares	(1)	9	(1)	(7)
Class R6
Issued	15,939	44,429	10,004	12,796
Reinvested	228	1,780	110	227
Redeemed	(12,489)	(81,465)	(1,568)	(27,983)
Change in Class R6 Shares	3,678	(35,256)	8,546	(14,960)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	141

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$510,284	$870,898	$23,710	$91,301
Distributions reinvested	—	109,274	12,544	14,411
Cost of shares redeemed	(397,385)	(804,852)	(37,660)	(65,188)
Change in net assets resulting from Class A capital transactions	112,899	175,320	(1,406)	40,524
Class C
Proceeds from shares issued	80,227	103,505	5,255	29,810
Distributions reinvested	—	22,030	3,721	4,710
Cost of shares redeemed	(83,172)	(149,550)	(17,217)	(26,960)
Change in net assets resulting from Class C capital transactions	(2,945)	(24,015)	(8,241)	7,560
Class I
Proceeds from shares issued	2,803,288	6,518,736	282,249	699,307
Distributions reinvested	19,621	336,415	58,518	74,628
Cost of shares redeemed	(2,105,681)	(3,306,703)	(309,822)	(822,548)
Change in net assets resulting from Class I capital transactions	717,228	3,548,448	30,945	(48,613)
Class R2
Proceeds from shares issued	62,758	41,401	1,188	3,171
Distributions reinvested	—	3,038	616	703
Cost of shares redeemed	(22,146)	(28,556)	(1,305)	(3,162)
Change in net assets resulting from Class R2 capital transactions	40,612	15,883	499	712
Class R3
Proceeds from shares issued	291,274	160,354	2,079	5,295
Distributions reinvested	283	5,057	557	404
Cost of shares redeemed	(55,994)	(70,463)	(1,218)	(1,334)
Change in net assets resulting from Class R3 capital transactions	235,563	94,948	1,418	4,365
Class R4
Proceeds from shares issued	126,947	351,742	185	770
Distributions reinvested	826	6,116	65	34
Cost of shares redeemed	(76,069)	(74,599)	(136)	(80)
Change in net assets resulting from Class R4 capital transactions	51,704	283,259	114	724
Class R5
Proceeds from shares issued	108,549	328,090	3,977	11,223
Distributions reinvested	2,028	20,245	1,409	1,519
Cost of shares redeemed	(234,244)	(183,419)	(3,241)	(7,261)
Change in net assets resulting from Class R5 capital transactions	(123,667)	164,916	2,145	5,481
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$8,645,761	$18,301,512	$195,186	$429,363
Distributions reinvested	137,456	651,685	84,065	94,910
Cost of shares redeemed	(3,523,546)	(3,640,278)	(211,062)	(448,312)
Change in net assets resulting from Class R6 capital transactions	5,259,671	15,312,919	68,189	75,961
Total change in net assets resulting from capital transactions	$6,291,065	$19,571,678	$93,663	$86,714
SHARE TRANSACTIONS:
Class A
Issued	9,386	18,541	1,263	4,907
Reinvested	—	2,391	665	772
Redeemed	(7,316)	(17,198)	(2,002)	(3,518)
Change in Class A Shares	2,070	3,734	(74)	2,161
Class C
Issued	2,233	3,313	295	1,685
Reinvested	—	728	208	266
Redeemed	(2,323)	(4,826)	(974)	(1,534)
Change in Class C Shares	(90)	(785)	(471)	417
Class I
Issued	50,537	135,810	15,452	38,688
Reinvested	330	7,184	3,172	4,089
Redeemed	(37,836)	(68,687)	(16,851)	(45,461)
Change in Class I Shares	13,031	74,307	1,773	(2,684)
Class R2
Issued	1,218	944	65	173
Reinvested	—	71	33	38
Redeemed	(436)	(653)	(70)	(173)
Change in Class R2 Shares	782	362	28	38
Class R3
Issued	5,226	3,392	116	289
Reinvested	5	110	30	22
Redeemed	(1,010)	(1,484)	(66)	(73)
Change in Class R3 Shares	4,221	2,018	80	238
Class R4
Issued	2,282	7,214	10	40
Reinvested	14	131	4	2
Redeemed	(1,365)	(1,548)	(8)	(4)
Change in Class R4 Shares	931	5,797	6	38
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	143

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	1,881	6,625	219	611
Reinvested	33	417	75	82
Redeemed	(4,042)	(3,725)	(175)	(395)
Change in Class R5 Shares	(2,128)	3,317	119	298
Class R6
Issued	147,599	361,060	10,671	23,620
Reinvested	2,206	13,285	4,534	5,183
Redeemed	(59,664)	(71,808)	(11,502)	(24,411)
Change in Class R6 Shares	90,141	302,537	3,703	4,392
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,594	$4,640	$262,285	$447,790
Distributions reinvested	2,631	2,875	29,175	72,047
Cost of shares redeemed	(8,732)	(12,011)	(175,213)	(389,511)
Change in net assets resulting from Class A capital transactions	(4,507)	(4,496)	116,247	130,326
Class C
Proceeds from shares issued	33	132	56,812	86,563
Distributions reinvested	206	348	5,089	15,033
Cost of shares redeemed	(1,032)	(3,889)	(78,209)	(99,064)
Change in net assets resulting from Class C capital transactions	(793)	(3,409)	(16,308)	2,532
Class I
Proceeds from shares issued	1,309	8,707	916,826	1,766,425
Distributions reinvested	5,130	5,763	61,003	108,259
Cost of shares redeemed	(10,837)	(28,654)	(376,013)	(791,861)
Change in net assets resulting from Class I capital transactions	(4,398)	(14,184)	601,816	1,082,823
Class L
Proceeds from shares issued	—	—	203,291	652,290
Distributions reinvested	—	—	32,238	76,174
Cost of shares redeemed	—	—	(314,639)	(394,900)
Change in net assets resulting from Class L capital transactions	—	—	(79,110)	333,564
Class R2
Proceeds from shares issued	134	269	24,183	43,961
Distributions reinvested	159	159	3,549	10,005
Cost of shares redeemed	(417)	(664)	(34,034)	(47,733)
Change in net assets resulting from Class R2 capital transactions	(124)	(236)	(6,302)	6,233
Class R3
Proceeds from shares issued	—	—	23,374	34,649
Distributions reinvested	—	—	2,627	6,932
Cost of shares redeemed	—	—	(24,172)	(29,102)
Change in net assets resulting from Class R3 capital transactions	—	—	1,829	12,479
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	145

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R4
Proceeds from shares issued	$—	$—	$12,027	$11,525
Distributions reinvested	—	—	1,233	2,803
Cost of shares redeemed	—	—	(4,889)	(10,175)
Change in net assets resulting from Class R4 capital transactions	—	—	8,371	4,153
Class R5
Proceeds from shares issued	194	690	76,599	188,486
Distributions reinvested	248	245	17,871	45,328
Cost of shares redeemed	(319)	(890)	(113,078)	(177,217)
Change in net assets resulting from Class R5 capital transactions	123	45	(18,608)	56,597
Class R6
Proceeds from shares issued	3,069	8,609	1,637,212	3,077,550
Distributions reinvested	2,423	2,647	232,729	593,789
Cost of shares redeemed	(5,883)	(14,775)	(1,887,277)	(3,330,043)
Change in net assets resulting from Class R6 capital transactions	(391)	(3,519)	(17,336)	341,296
Total change in net assets resulting from capital transactions	$(10,090)	$(25,799)	$590,599	$1,970,003
SHARE TRANSACTIONS:
Class A
Issued	59	170	13,148	24,678
Reinvested	96	106	1,411	4,026
Redeemed	(322)	(445)	(8,754)	(21,468)
Change in Class A Shares	(167)	(169)	5,805	7,236
Class C
Issued	1	5	2,994	5,013
Reinvested	8	13	258	885
Redeemed	(38)	(146)	(4,149)	(5,767)
Change in Class C Shares	(29)	(128)	(897)	131
Class I
Issued	46	320	46,093	95,392
Reinvested	186	210	2,946	6,018
Redeemed	(388)	(1,055)	(18,716)	(43,699)
Change in Class I Shares	(156)	(525)	30,323	57,711
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class L
Issued	—	—	10,036	35,876
Reinvested	—	—	1,555	4,224
Redeemed	—	—	(15,698)	(21,679)
Change in Class L Shares	—	—	(4,107)	18,421
Class R2
Issued	6	10	1,227	2,468
Reinvested	6	6	174	567
Redeemed	(16)	(25)	(1,723)	(2,652)
Change in Class R2 Shares	(4)	(9)	(322)	383
Class R3
Issued	—	—	1,172	1,914
Reinvested	—	—	128	389
Redeemed	—	—	(1,214)	(1,610)
Change in Class R3 Shares	—	—	86	693
Class R4
Issued	—	—	601	637
Reinvested	—	—	60	156
Redeemed	—	—	(245)	(556)
Change in Class R4 Shares	—	—	416	237
Class R5
Issued	6	25	3,779	10,332
Reinvested	9	9	862	2,514
Redeemed	(11)	(32)	(5,570)	(9,698)
Change in Class R5 Shares	4	2	(929)	3,148
Class R6
Issued	110	308	81,360	168,222
Reinvested	87	96	11,201	32,849
Redeemed	(213)	(539)	(93,686)	(180,944)
Change in Class R6 Shares	(16)	(135)	(1,125)	20,127
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	147

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,269	$15,107	$33,163	$28,119
Distributions reinvested	694	2,539	24,938	53,749
Cost of shares redeemed	(8,843)	(15,249)	(30,598)	(76,362)
Change in net assets resulting from Class A capital transactions	2,120	2,397	27,503	5,506
Class C
Proceeds from shares issued	1,622	932	10,995	7,658
Distributions reinvested	73	635	5,042	7,861
Cost of shares redeemed	(2,981)	(11,538)	(5,541)	(10,466)
Change in net assets resulting from Class C capital transactions	(1,286)	(9,971)	10,496	5,053
Class I
Proceeds from shares issued	17,457	14,330	155,021	190,588
Distributions reinvested	928	3,062	97,364	207,578
Cost of shares redeemed	(7,871)	(20,892)	(124,603)	(502,036)
Change in net assets resulting from Class I capital transactions	10,514	(3,500)	127,782	(103,870)
Class R2
Proceeds from shares issued	3,711	6,941	289	932
Distributions reinvested	263	1,201	770	1,322
Cost of shares redeemed	(4,244)	(9,408)	(458)	(776)
Change in net assets resulting from Class R2 capital transactions	(270)	(1,266)	601	1,478
Class R5
Proceeds from shares issued	9,218	9,640	4,771	6,570
Distributions reinvested	1,369	4,399	3,428	6,610
Cost of shares redeemed	(11,107)	(19,110)	(3,576)	(9,338)
Change in net assets resulting from Class R5 capital transactions	(520)	(5,071)	4,623	3,842
Class R6
Proceeds from shares issued	17,995	30,435	54,032	55,234
Distributions reinvested	8,688	27,159	23,448	60,993
Cost of shares redeemed	(75,376)	(82,738)	(54,650)	(184,787)
Change in net assets resulting from Class R6 capital transactions	(48,693)	(25,144)	22,830	(68,560)
Total change in net assets resulting from capital transactions	$(38,135)	$(42,555)	$193,835	$(156,551)
SHARE TRANSACTIONS:
Class A
Issued	164	289	2,007	1,779
Reinvested	11	50	1,535	3,614
Redeemed	(144)	(292)	(1,809)	(4,676)
Change in Class A Shares	31	47	1,733	717
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class C
Issued	27	19	810	586
Reinvested	1	13	397	653
Redeemed	(51)	(235)	(411)	(781)
Change in Class C Shares	(23)	(203)	796	458
Class I
Issued	277	260	8,711	10,925
Reinvested	14	59	5,665	13,301
Redeemed	(124)	(388)	(7,004)	(28,938)
Change in Class I Shares	167	(69)	7,372	(4,712)
Class R2
Issued	63	140	19	62
Reinvested	4	25	54	100
Redeemed	(71)	(186)	(31)	(56)
Change in Class R2 Shares	(4)	(21)	42	106
Class R5
Issued	146	181	262	380
Reinvested	21	87	196	417
Redeemed	(179)	(356)	(198)	(550)
Change in Class R5 Shares	(12)	(88)	260	247
Class R6
Issued	290	577	3,012	3,259
Reinvested	131	539	1,342	3,845
Redeemed	(1,199)	(1,499)	(3,043)	(10,572)
Change in Class R6 Shares	(778)	(383)	1,311	(3,468)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	149

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,237	$59,435	$5,033	$9,354
Distributions reinvested	1,149	4,183	376	369
Cost of shares redeemed	(31,806)	(60,266)	(4,457)	(8,610)
Change in net assets resulting from Class A capital transactions	(11,420)	3,352	952	1,113
Class C
Proceeds from shares issued	—	—	294	539
Distributions reinvested	—	—	10	16
Cost of shares redeemed	—	—	(775)	(1,594)
Change in net assets resulting from Class C capital transactions	—	—	(471)	(1,039)
Class I
Proceeds from shares issued	100,325	191,101	6,787	20,832
Distributions reinvested	4,258	13,147	726	878
Cost of shares redeemed	(110,452)	(207,381)	(9,114)	(57,225)
Change in net assets resulting from Class I capital transactions	(5,869)	(3,133)	(1,601)	(35,515)
Class R6
Proceeds from shares issued	319,937	1,057,579	5,194	8,925
Distributions reinvested	54,618	170,226	587	594
Cost of shares redeemed	(755,373)	(1,552,696)	(4,808)	(9,846)
Change in net assets resulting from Class R6 capital transactions	(380,818)	(324,891)	973	(327)
Total change in net assets resulting from capital transactions	$(398,107)	$(324,672)	$(147)	$(35,768)
SHARE TRANSACTIONS:
Class A
Issued	565	1,955	87	180
Reinvested	33	139	6	7
Redeemed	(930)	(1,984)	(77)	(167)
Change in Class A Shares	(332)	110	16	20
Class C
Issued	—	—	6	11
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(14)	(31)
Change in Class C Shares	—	—	(8)	(20)
Class I
Issued	2,914	6,178	116	394
Reinvested	121	430	12	18
Redeemed	(3,175)	(6,761)	(158)	(1,115)
Change in Class I Shares	(140)	(153)	(30)	(703)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R6
Issued	9,276	34,312	87	172
Reinvested	1,557	5,576	10	12
Redeemed	(21,836)	(50,162)	(83)	(187)
Change in Class R6 Shares	(11,003)	(10,274)	14	(3)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	151

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$130,779	$363,877
Distributions reinvested	8,611	14,245
Cost of shares redeemed	(88,717)	(140,778)
Change in net assets resulting from Class A capital transactions	50,673	237,344
Class C
Proceeds from shares issued	12,305	45,980
Distributions reinvested	712	1,236
Cost of shares redeemed	(16,145)	(20,110)
Change in net assets resulting from Class C capital transactions	(3,128)	27,106
Class I
Proceeds from shares issued	466,994	1,253,780
Distributions reinvested	19,452	30,966
Cost of shares redeemed	(432,051)	(693,499)
Change in net assets resulting from Class I capital transactions	54,395	591,247
Class R2
Proceeds from shares issued	439	3,112
Distributions reinvested	38	58
Cost of shares redeemed	(425)	(1,755)
Change in net assets resulting from Class R2 capital transactions	52	1,415
Class R3
Proceeds from shares issued	4,298	3,676
Distributions reinvested	44	99
Cost of shares redeemed	(628)	(5,504)
Change in net assets resulting from Class R3 capital transactions	3,714	(1,729)
Class R4
Proceeds from shares issued	532	4,367
Distributions reinvested	30	44
Cost of shares redeemed	(2,727)	(169)
Change in net assets resulting from Class R4 capital transactions	(2,165)	4,242
Class R5
Proceeds from shares issued	3,968	4,305
Distributions reinvested	102	121
Cost of shares redeemed	(986)	(740)
Change in net assets resulting from Class R5 capital transactions	3,084	3,686
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Large Cap Funds	December 31, 2023

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$436,638	$852,611
Distributions reinvested	15,182	18,413
Cost of shares redeemed	(147,712)	(197,667)
Change in net assets resulting from Class R6 capital transactions	304,108	673,357
Total change in net assets resulting from capital transactions	$410,733	$1,536,668
SHARE TRANSACTIONS:
Class A
Issued	1,974	5,665
Reinvested	129	224
Redeemed	(1,339)	(2,191)
Change in Class A Shares	764	3,698
Class C
Issued	211	813
Reinvested	12	22
Redeemed	(277)	(356)
Change in Class C Shares	(54)	479
Class I
Issued	6,610	18,365
Reinvested	275	458
Redeemed	(6,160)	(10,212)
Change in Class I Shares	725	8,611
Class R2
Issued	7	47
Reinvested	1	1
Redeemed	(6)	(27)
Change in Class R2 Shares	2	21
Class R3
Issued	60	57
Reinvested	1	1
Redeemed	(9)	(79)
Change in Class R3 Shares	52	(21)
Class R4
Issued	8	62
Reinvested	— (a)	1
Redeemed	(39)	(2)
Change in Class R4 Shares	(31)	61

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	153

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	57	64
Reinvested	1	2
Redeemed	(14)	(11)
Change in Class R5 Shares	44	55
Class R6
Issued	6,094	12,341
Reinvested	212	269
Redeemed	(2,074)	(2,856)
Change in Class R6 Shares	4,232	9,754
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Large Cap Funds	December 31, 2023

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED December 31, 2023
(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$140,612
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(574,637)
Proceeds from disposition of investment securities	504,912
Covers of investment securities sold short	(347,019)
Proceeds from investment securities sold short	408,217
Purchases of short-term investments — affiliates, net	(18,045)
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(120,478)
Change in unrealized (appreciation)/depreciation on investments in affiliates	(13)
Change in unrealized (appreciation)/depreciation on investment securities sold short	21,822
Net realized (gain)/loss on investments in non-affiliates	(41,698)
Net realized (gain)/loss on investments in affiliates	(17)
Net realized (gain)/loss on securities sold short	4,618
Increase in dividends receivable from affiliates	(3)
Increase in dividends receivable from non-affiliates	(450)
Decrease in variation margin receivable	130
Increase in dividend expense payable to non-affiliates on securities sold short	6
Increase in interest expense payable to non-affiliates on securities sold short	39
Increase in variation margin payable	63
Increase in investment advisory fees payable	113
Increase in administration fees payable	14
Increase in distribution fees payable	11
Increase in service fees payable	9
Decrease in custodian and accounting fees payable	(1)
Decrease in other accrued expenses payable	(56)
Net cash provided (used) by operating activities	(21,851)
Cash flows provided (used) by financing activities:
Proceeds from shares issued	255,096
Payment for shares redeemed	(218,535)
Cash distributions paid to shareholders (net of reinvestments $154,990)	(13,792)
Net cash provided (used) by financing activities	22,769
Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	918
Restricted and unrestricted cash and foreign currency at beginning of period	684
Restricted and unrestricted cash and foreign currency at end of period	$1,602

Supplemental disclosure of cash flow information:
For the period ended December 31, 2023 the Fund paid approximately $1,007 in interest expense.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	155

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED December 31, 2023 (continued)
(Amounts in thousands)
Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statements of Assets and Liabilities:
	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Large Cap Core Plus Fund
	June 30, 2023	December 31, 2023
Cash	$80	$495
Deposits at broker:
Futures contracts	604	1,107
	$684	$1,602
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Large Cap Funds	December 31, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$21.85	$0.20	$0.84	$1.04	$(0.22)	$(0.16)	$(0.38)
Year Ended June 30, 2023	21.15	0.40	1.11	1.51	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2022	22.34	0.34	(0.76)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.22	0.29	6.12	6.41	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Class C
Six Months Ended December 31, 2023 (Unaudited)	21.35	0.14	0.82	0.96	(0.17)	(0.16)	(0.33)
Year Ended June 30, 2023	20.68	0.28	1.09	1.37	(0.31)	(0.39)	(0.70)
Year Ended June 30, 2022	21.87	0.22	(0.75)	(0.53)	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Class I
Six Months Ended December 31, 2023 (Unaudited)	22.29	0.23	0.87	1.10	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2023	21.56	0.46	1.13	1.59	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2022	22.76	0.40	(0.77)	(0.37)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	21.73	0.17	0.84	1.01	(0.19)	(0.16)	(0.35)
Year Ended June 30, 2023	21.04	0.34	1.10	1.44	(0.36)	(0.39)	(0.75)
Year Ended June 30, 2022	22.23	0.29	(0.77)	(0.48)	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	21.83	0.20	0.84	1.04	(0.22)	(0.16)	(0.38)
Year Ended June 30, 2023	21.13	0.40	1.11	1.51	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2022	22.32	0.33	(0.75)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	22.28	0.23	0.86	1.09	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2023	21.54	0.46	1.14	1.60	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2022	22.75	0.40	(0.78)	(0.38)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$22.51	4.83%	$4,399,047	0.95%	1.85%	0.95%	9%
21.85	7.12	4,423,141	0.95	1.83	0.95	8
21.15	(2.10)	4,562,270	0.95	1.49	0.95	15
22.34	39.81	4,715,916	0.96	1.48	0.96	16
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23

21.98	4.53	855,544	1.45	1.34	1.45	9
21.35	6.60	997,751	1.45	1.32	1.45	8
20.68	(2.63)	1,206,824	1.45	0.97	1.45	15
21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23

22.98	4.99	17,221,877	0.70	2.10	0.70	9
22.29	7.38	18,495,976	0.70	2.08	0.70	8
21.56	(1.87)	17,614,254	0.70	1.74	0.70	15
22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23

22.39	4.72	100,745	1.21	1.59	1.21	9
21.73	6.84	104,930	1.20	1.57	1.21	8
21.04	(2.36)	102,353	1.21	1.28	1.21	15
22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23

22.49	4.83	209,373	0.95	1.84	0.95	9
21.83	7.13	229,745	0.95	1.83	0.95	8
21.13	(2.10)	232,772	0.95	1.47	0.95	15
22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23

22.96	4.95	214,782	0.70	2.09	0.70	9
22.28	7.44	252,731	0.70	2.09	0.70	8
21.54	(1.91)	211,963	0.70	1.73	0.70	15
22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$22.31	$0.25	$0.86	$1.11	$(0.26)	$(0.16)	$(0.42)
Year Ended June 30, 2023	21.58	0.50	1.12	1.62	(0.50)	(0.39)	(0.89)
Year Ended June 30, 2022	22.78	0.43	(0.77)	(0.34)	(0.42)	(0.44)	(0.86)
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	22.29	0.26	0.86	1.12	(0.27)	(0.16)	(0.43)
Year Ended June 30, 2023	21.56	0.52	1.13	1.65	(0.53)	(0.39)	(0.92)
Year Ended June 30, 2022	22.76	0.46	(0.77)	(0.31)	(0.45)	(0.44)	(0.89)
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$23.00	5.07%	$1,226,896	0.55%	2.26%	0.55%	9%
22.31	7.54	1,247,583	0.55	2.23	0.55	8
21.58	(1.72)	1,300,595	0.55	1.87	0.55	15
22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23

22.98	5.13	22,141,645	0.45	2.36	0.45	9
22.29	7.65	22,139,090	0.45	2.34	0.45	8
21.56	(1.62)	20,740,383	0.45	1.99	0.45	15
22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$66.66	$0.40	$4.77	$5.17	$(0.43)	$—	$(0.43)
Year Ended June 30, 2023	56.74	0.75	9.94	10.69	(0.76)	(0.01)	(0.77)
Year Ended June 30, 2022	65.24	0.65	(7.60)	(6.95)	(0.62)	(0.93)	(1.55)
Year Ended June 30, 2021	47.11	0.62	18.24	18.86	(0.73)	—	(0.73)
Year Ended June 30, 2020	44.90	0.91	2.20	3.11	(0.81)	(0.09)	(0.90)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Class C
Six Months Ended December 31, 2023 (Unaudited)	65.96	0.19	4.72	4.91	(0.23)	—	(0.23)
Year Ended June 30, 2023	56.14	0.39	9.83	10.22	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2022	64.55	0.25	(7.51)	(7.26)	(0.22)	(0.93)	(1.15)
Year Ended June 30, 2021	46.65	0.28	18.00	18.28	(0.38)	—	(0.38)
Year Ended June 30, 2020	44.45	0.62	2.21	2.83	(0.54)	(0.09)	(0.63)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Class I
Six Months Ended December 31, 2023 (Unaudited)	66.76	0.48	4.78	5.26	(0.52)	—	(0.52)
Year Ended June 30, 2023	56.81	0.90	9.96	10.86	(0.90)	(0.01)	(0.91)
Year Ended June 30, 2022	65.33	0.81	(7.62)	(6.81)	(0.78)	(0.93)	(1.71)
Year Ended June 30, 2021	47.22	0.77	18.21	18.98	(0.87)	—	(0.87)
Year Ended June 30, 2020	44.97	1.02	2.25	3.27	(0.93)	(0.09)	(1.02)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	66.77	0.53	4.79	5.32	(0.57)	—	(0.57)
Year Ended June 30, 2023	56.83	1.00	9.95	10.95	(1.00)	(0.01)	(1.01)
Year Ended June 30, 2022	65.35	0.92	(7.62)	(6.70)	(0.89)	(0.93)	(1.82)
Year Ended June 30, 2021	47.21	0.85	18.25	19.10	(0.96)	—	(0.96)
Year Ended June 30, 2020	44.98	1.10	2.22	3.32	(1.00)	(0.09)	(1.09)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)
Net expenses for Class R6 Shares are 0.044% for the six months ended December 31, 2023, 0.045% for the year ended June 30, 2023, 0.045% for the year ended
June 30, 2022, 0.044% for the year ended June 30, 2021, 0.044% for the year ended June 30, 2020 and 0.043% for the year ended June 30, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$71.40	7.80%	$829,421	0.45%	1.18%	0.65%	3%
66.66	19.01	770,835	0.45	1.25	0.65	15
56.74	(11.02)	654,422	0.45	0.98	0.65	11
65.24	40.28	749,440	0.45	1.10	0.66	26
47.11	7.02	572,292	0.45	1.97	0.66	15
44.90	9.87	602,186	0.45	1.68	0.66	6

70.64	7.46	87,116	1.05	0.57	1.13	3
65.96	18.31	92,084	1.05	0.65	1.13	15
56.14	(11.55)	86,737	1.05	0.37	1.13	11
64.55	39.35	110,184	1.05	0.50	1.13	26
46.65	6.42	102,864	1.05	1.37	1.14	15
44.45	9.23	96,605	1.05	1.10	1.13	6

71.50	7.92	1,103,743	0.20	1.43	0.38	3
66.76	19.34	964,430	0.20	1.50	0.38	15
56.81	(10.81)	1,121,519	0.20	1.22	0.38	11
65.33	40.48	991,703	0.20	1.37	0.38	26
47.22	7.40	1,022,318	0.20	2.21	0.38	15
44.97	10.16	791,881	0.20	1.94	0.38	6

71.52	8.02	6,785,079	0.04 (f)	1.58	0.13	3
66.77	19.51	6,194,790	0.05 (f)	1.65	0.13	15
56.83	(10.67)	5,395,106	0.05 (f)	1.39	0.13	11
65.35	40.77	4,793,114	0.04 (f)	1.49	0.13	26
47.21	7.52	3,306,397	0.04 (f)	2.38	0.13	15
44.98	10.33	3,019,734	0.04 (f)	2.11	0.13	6
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Equity Premium Income Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$13.72	$0.50	$0.01	$0.51	$(0.50)	$13.73
Year Ended June 30, 2023	13.79	1.53	(0.13)	1.40	(1.47)	13.72
Year Ended June 30, 2022	15.23	1.46	(1.56)	(0.10)	(1.34)	13.79
Year Ended June 30, 2021	12.96	1.26	2.40	3.66	(1.39)	15.23
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)	14.92
Class C
Six Months Ended December 31, 2023 (Unaudited)	13.72	0.47	0.01	0.48	(0.47)	13.73
Year Ended June 30, 2023	13.79	1.48	(0.15)	1.33	(1.40)	13.72
Year Ended June 30, 2022	15.23	1.38	(1.56)	(0.18)	(1.26)	13.79
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)	15.23
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92
Class I
Six Months Ended December 31, 2023 (Unaudited)	13.72	0.52	0.01	0.53	(0.52)	13.73
Year Ended June 30, 2023	13.80	1.46	(0.03)	1.43	(1.51)	13.72
Year Ended June 30, 2022	15.23	1.48	(1.54)	(0.06)	(1.37)	13.80
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)	15.23
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92
Class R5
Six Months Ended December 31, 2023 (Unaudited)	13.72	0.52	0.02	0.54	(0.53)	13.73
Year Ended June 30, 2023	13.79	1.45	0.01	1.46	(1.53)	13.72
Year Ended June 30, 2022	15.23	1.48	(1.52)	(0.04)	(1.40)	13.79
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)	15.23
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92
Class R6
Six Months Ended December 31, 2023 (Unaudited)	13.72	0.53	0.02	0.55	(0.54)	13.73
Year Ended June 30, 2023	13.80	1.45	0.01	1.46	(1.54)	13.72
Year Ended June 30, 2022	15.23	1.50	(1.52)	(0.02)	(1.41)	13.80
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)	15.23
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Large Cap Funds	December 31, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

3.85%	$458,911	0.85%	7.37%	0.85%	88%
10.79	384,446	0.85	11.18	0.85	189
(1.05)	905,284	0.85	9.76	0.88	188
29.67	174,085	0.85	8.61	0.91	217
(3.78)	12,904	0.85	14.21	1.11	236
5.95	125	0.85 (g)	7.90 (g)	1.80 (g)	43

3.59	267,439	1.35	6.87	1.35	88
10.24	223,339	1.35	10.84	1.35	189
(1.54)	756,008	1.35	9.19	1.38	188
29.03	158,340	1.34	7.76	1.40	217
(4.26)	4,710	1.35	11.77	1.61	236
5.50	21	1.35 (g)	7.14 (g)	2.26 (g)	43

3.98	3,763,119	0.60	7.59	0.60	88
10.98	3,641,748	0.60	10.72	0.61	189
(0.73)	1,859,617	0.60	9.83	0.63	188
29.97	519,976	0.60	9.62	0.69	217
(3.57)	173,409	0.60	11.40	0.91	236
6.15	54,045	0.60 (g)	7.89 (g)	1.13 (g)	43

4.06	291	0.45	7.66	0.47	88
11.23	712	0.45	10.69	0.46	189
(0.66)	160	0.45	9.82	0.50	188
30.16	88	0.45	9.54	0.56	217
(3.43)	21	0.45	10.37	0.83	236
6.28	21	0.45 (g)	8.04 (g)	1.36 (g)	43

4.11	1,377,536	0.34	7.82	0.35	88
11.26	1,571,873	0.35	10.68	0.35	189
(0.49)	89,522	0.35	9.93	0.37	188
30.29	48,315	0.35	9.99	0.44	217
(3.33)	686	0.35	13.60	0.59	236
6.37	21	0.35 (g)	8.14 (g)	1.26 (g)	43
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$27.57	$0.11	$0.56	$0.67	$(0.12)	$28.12
Year Ended June 30, 2023	24.20	0.20	3.38	3.58	(0.21)	27.57
Year Ended June 30, 2022	25.90	0.13	(1.70)	(1.57)	(0.13)	24.20
Year Ended June 30, 2021	21.83	0.15	4.11	4.26	(0.19)	25.90
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)	21.83
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)	20.23
Class C
Six Months Ended December 31, 2023 (Unaudited)	27.37	0.04	0.56	0.60	(0.06)	27.91
Year Ended June 30, 2023	24.02	0.08	3.35	3.43	(0.08)	27.37
Year Ended June 30, 2022	25.72	—	(1.68)	(1.68)	(0.02)	24.02
Year Ended June 30, 2021	21.70	0.03	4.07	4.10	(0.08)	25.72
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)	21.70
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)	20.10
Class I
Six Months Ended December 31, 2023 (Unaudited)	27.66	0.14	0.57	0.71	(0.16)	28.21
Year Ended June 30, 2023	24.28	0.27	3.38	3.65	(0.27)	27.66
Year Ended June 30, 2022	25.98	0.20	(1.70)	(1.50)	(0.20)	24.28
Year Ended June 30, 2021	21.90	0.21	4.11	4.32	(0.24)	25.98
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)	21.90
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)	20.28
Class R5
Six Months Ended December 31, 2023 (Unaudited)	27.71	0.16	0.57	0.73	(0.18)	28.26
Year Ended June 30, 2023	24.32	0.31	3.39	3.70	(0.31)	27.71
Year Ended June 30, 2022	26.02	0.24	(1.70)	(1.46)	(0.24)	24.32
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)	26.02
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)	21.93
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)	20.32
Class R6
Six Months Ended December 31, 2023 (Unaudited)	27.73	0.18	0.56	0.74	(0.19)	28.28
Year Ended June 30, 2023	24.33	0.33	3.40	3.73	(0.33)	27.73
Year Ended June 30, 2022	26.04	0.27	(1.72)	(1.45)	(0.26)	24.33
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)	26.04
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)	21.95
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)	20.32

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Large Cap Funds	December 31, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

2.46%	$1,299,416	0.82%	0.77%	0.83%	18%
14.87	1,274,360	0.83	0.80	0.83	27
(6.08)	1,647,387	0.83	0.52	0.83	44
19.58	1,778,457	0.83	0.61	0.84	39
8.89	473,314	0.85	1.35	0.86	68
5.12	296,242	0.85	1.02	0.87	48

2.18	442,817	1.33	0.27	1.33	18
14.32	436,623	1.33	0.30	1.33	27
(6.53)	436,891	1.33	0.02	1.33	44
18.93	502,120	1.33	0.14	1.33	39
8.40	246,741	1.35	0.84	1.36	68
4.60	158,602	1.35	0.55	1.37	48

2.58	13,514,227	0.57	1.02	0.58	18
15.15	12,697,762	0.58	1.05	0.58	27
(5.83)	12,790,417	0.58	0.77	0.58	44
19.83	14,416,679	0.58	0.89	0.58	39
9.21	7,167,488	0.59	1.59	0.60	68
5.39	4,214,453	0.60	1.30	0.61	48

2.65	5,707	0.43	1.16	0.44	18
15.34	6,044	0.43	1.21	0.43	27
(5.68)	5,335	0.43	0.92	0.43	44
20.01	6,024	0.44	1.03	0.45	39
9.30	2,964	0.45	1.74	0.59	68
5.57	1,893	0.45	1.46	0.95	48

2.70	1,652,664	0.32	1.27	0.33	18
15.49	1,594,675	0.33	1.30	0.33	27
(5.61)	1,614,304	0.33	1.02	0.33	44
20.11	1,591,643	0.33	1.14	0.34	39
9.50	851,085	0.35	1.87	0.35	68
5.69	384,616	0.35	1.56	0.37	48
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 2 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$15.74	$0.06	$0.09	$0.15	$(0.07)	$—	$(0.07)
Year Ended June 30, 2023	14.87	0.11	1.70	1.81	(0.12)	(0.82)	(0.94)
Year Ended June 30, 2022	15.97	0.09	(1.12)	(1.03)	(0.07)	—	(0.07)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.01)	—	(0.01)
Class C
Six Months Ended December 31, 2023 (Unaudited)	15.70	0.02	0.09	0.11	(0.03)	—	(0.03)
Year Ended June 30, 2023	14.84	0.04	1.69	1.73	(0.05)	(0.82)	(0.87)
Year Ended June 30, 2022	15.95	0.01	(1.11)	(1.10)	(0.01)	—	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	— (h)	0.95	0.95	— (h)	—	—
Class I
Six Months Ended December 31, 2023 (Unaudited)	15.76	0.08	0.09	0.17	(0.09)	—	(0.09)
Year Ended June 30, 2023	14.89	0.15	1.70	1.85	(0.16)	(0.82)	(0.98)
Year Ended June 30, 2022	15.98	0.13	(1.12)	(0.99)	(0.10)	—	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)	—	(0.02)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	15.76	0.09	0.10	0.19	(0.10)	—	(0.10)
Year Ended June 30, 2023	14.89	0.17	1.70	1.87	(0.18)	(0.82)	(1.00)
Year Ended June 30, 2022	15.98	0.15	(1.12)	(0.97)	(0.12)	—	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	15.77	0.10	0.09	0.19	(0.11)	—	(0.11)
Year Ended June 30, 2023	14.90	0.18	1.70	1.88	(0.19)	(0.82)	(1.01)
Year Ended June 30, 2022	15.99	0.18	(1.13)	(0.95)	(0.14)	—	(0.14)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.96	1.01	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.82	0.95%	$251,994	0.85%	0.75%	0.85%	24%
15.74	12.79	269,965	0.85	0.76	0.86	35
14.87	(6.49)	295,220	0.85	0.57	0.88	39
15.97	6.54	52,880	0.85 (g)	0.57 (g)	0.92 (g)	6

15.78	0.69	215,355	1.35	0.25	1.35	24
15.70	12.21	234,378	1.35	0.25	1.36	35
14.84	(6.90)	241,375	1.35	0.07	1.38	39
15.95	6.36	57,423	1.35 (g)	0.05 (g)	1.43 (g)	6

15.84	1.08	3,642,351	0.59	1.01	0.60	24
15.76	13.06	3,631,690	0.60	1.00	0.61	35
14.89	(6.22)	4,110,283	0.60	0.81	0.62	39
15.98	6.63	1,018,781	0.60 (g)	0.80 (g)	0.70 (g)	6

15.85	1.22	805	0.44	1.15	0.47	24
15.76	13.24	820	0.45	1.16	0.46	35
14.89	(6.10)	636	0.45	0.92	0.47	39
15.98	6.66	536	0.45 (g)	0.99 (g)	0.88 (g)	6

15.85	1.21	537,423	0.34	1.28	0.35	24
15.77	13.34	476,641	0.35	1.20	0.36	35
14.90	(6.01)	975,953	0.35	1.12	0.38	39
15.99	6.75	262,248	0.35 (g)	1.04 (g)	0.43 (g)	6
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 3 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$15.63	$0.06	$1.01	$1.07	$(0.07)	$—	$(0.07)
Year Ended June 30, 2023	14.34	0.11	1.45	1.56	(0.12)	(0.15)	(0.27)
Year Ended June 30, 2022	15.96	0.09	(1.65)	(1.56)	(0.06)	—	(0.06)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.02)	—	(0.02)
Class C
Six Months Ended December 31, 2023 (Unaudited)	15.59	0.02	1.00	1.02	(0.03)	—	(0.03)
Year Ended June 30, 2023	14.30	0.04	1.44	1.48	(0.04)	(0.15)	(0.19)
Year Ended June 30, 2022	15.95	0.01	(1.65)	(1.64)	(0.01)	—	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	— (h)	0.96	0.96	(0.01)	—	(0.01)
Class I
Six Months Ended December 31, 2023 (Unaudited)	15.65	0.08	1.01	1.09	(0.09)	—	(0.09)
Year Ended June 30, 2023	14.36	0.15	1.44	1.59	(0.15)	(0.15)	(0.30)
Year Ended June 30, 2022	15.98	0.13	(1.65)	(1.52)	(0.10)	—	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)	—	(0.02)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	15.67	0.09	1.01	1.10	(0.10)	—	(0.10)
Year Ended June 30, 2023	14.37	0.16	1.46	1.62	(0.17)	(0.15)	(0.32)
Year Ended June 30, 2022	15.98	0.17	(1.66)	(1.49)	(0.12)	—	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	15.67	0.11	1.00	1.11	(0.11)	—	(0.11)
Year Ended June 30, 2023	14.37	0.18	1.46	1.64	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2022	15.98	0.17	(1.65)	(1.48)	(0.13)	—	(0.13)
February 26, 2021 (f) through June 30, 2021	15.00	0.06	0.94	1.00	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$16.63	6.86%	$129,656	0.85%	0.76%	0.85%	21%
15.63	10.99	119,334	0.85	0.75	0.87	48
14.34	(9.78)	110,840	0.85	0.57	0.89	29
15.96	6.50	21,446	0.85 (g)	0.60 (g)	1.00 (g)	7

16.58	6.55	114,143	1.35	0.25	1.35	21
15.59	10.46	104,736	1.35	0.25	1.36	48
14.30	(10.28)	97,285	1.35	0.07	1.39	29
15.95	6.37	19,229	1.35 (g)	0.09 (g)	1.51 (g)	7

16.65	6.99	2,278,825	0.59	1.01	0.60	21
15.65	11.24	1,923,674	0.60	1.00	0.61	48
14.36	(9.58)	2,257,577	0.60	0.82	0.63	29
15.98	6.64	524,074	0.60 (g)	0.81 (g)	0.80 (g)	7

16.67	7.05	21	0.45	1.13	0.72	21
15.67	11.44	26	0.45	1.13	0.46	48
14.37	(9.41)	128	0.45	1.09	0.50	29
15.98	6.64	21	0.45 (g)	0.96 (g)	3.22 (g)	7

16.67	7.11	340,112	0.34	1.32	0.35	21
15.67	11.59	185,746	0.35	1.21	0.36	48
14.37	(9.33)	385,463	0.35	1.03	0.38	29
15.98	6.68	1,796	0.35 (g)	1.10 (g)	0.64 (g)	7
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$53.66	$(0.04)(f)	$4.90	$4.86	$—	$—	$—
Year Ended June 30, 2023	44.12	0.11	10.83	10.94	(0.05)	(1.35)	(1.40)
Year Ended June 30, 2022	64.22	(0.12)	(10.74)	(10.86)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.04	(0.27)	19.59	19.32	—	(3.14)	(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Class C
Six Months Ended December 31, 2023 (Unaudited)	35.42	(0.11)(f)	3.22	3.11	—	—	—
Year Ended June 30, 2023	29.67	(0.08)	7.18	7.10	—	(1.35)	(1.35)
Year Ended June 30, 2022	46.21	(0.29)	(7.01)	(7.30)	—	(9.24)	(9.24)
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Class I
Six Months Ended December 31, 2023 (Unaudited)	55.14	0.03	5.04	5.07	(0.07)	—	(0.07)
Year Ended June 30, 2023	45.32	0.22	11.13	11.35	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.59	0.03	(11.06)	(11.03)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	50.29	(0.10)(f)	4.59	4.49	—	—	—
Year Ended June 30, 2023	41.49	(0.01)	10.16	10.15	—	(1.35)	(1.35)
Year Ended June 30, 2022	61.05	(0.26)	(10.06)	(10.32)	—	(9.24)	(9.24)
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	54.04	(0.05)(f)	4.95	4.90	(0.03)	—	(0.03)
Year Ended June 30, 2023	44.45	0.10	10.91	11.01	(0.07)	(1.35)	(1.42)
Year Ended June 30, 2022	64.64	(0.12)	(10.83)	(10.95)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	55.02	0.03	5.03	5.06	(0.09)	—	(0.09)
Year Ended June 30, 2023	45.23	0.19	11.13	11.32	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.47	0.02	(11.02)	(11.00)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$58.52	9.06%	$5,293,068	0.94%	(0.13)%(f)	0.99%	21%
53.66	25.34	4,742,066	0.93	0.23	1.01	42
44.12	(20.68)	3,734,120	0.94	(0.20)	1.01	50
64.22	41.00	4,970,767	0.93	(0.46)	1.02	58
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50

38.53	8.78	688,507	1.44	(0.64)(f)	1.49	21
35.42	24.71	636,054	1.43	(0.26)	1.51	42
29.67	(21.07)	556,002	1.44	(0.71)	1.51	50
46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50

60.14	9.20	17,871,743	0.69	0.12	0.74	21
55.14	25.66	15,667,641	0.68	0.46	0.76	42
45.32	(20.49)	9,509,669	0.69	0.05	0.76	50
65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50

54.78	8.93	182,645	1.19	(0.38)(f)	1.25	21
50.29	25.02	128,368	1.18	(0.03)	1.27	42
41.49	(20.88)	90,916	1.19	(0.46)	1.26	50
61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50

58.91	9.07	640,235	0.94	(0.17)(f)	0.99	21
54.04	25.33	359,223	0.93	0.21	1.01	42
44.45	(20.68)	205,831	0.94	(0.21)	1.01	50
64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50

59.99	9.19	586,263	0.69	0.12	0.74	21
55.02	25.65	486,413	0.68	0.40	0.76	42
45.23	(20.48)	137,633	0.69	0.03	0.76	50
65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$57.16	$0.08	$5.22	$5.30	$(0.14)	$—	$(0.14)
Year Ended June 30, 2023	46.91	0.30	11.53	11.83	(0.23)	(1.35)	(1.58)
Year Ended June 30, 2022	67.49	0.12	(11.46)	(11.34)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	57.91	0.11	5.30	5.41	(0.20)	—	(0.20)
Year Ended June 30, 2023	47.51	0.35	11.69	12.04	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2022	68.18	0.19	(11.62)	(11.43)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$62.32	9.28%	$911,001	0.54%	0.26%	0.59%	21%
57.16	25.85	957,188	0.53	0.61	0.61	42
46.91	(20.37)	629,918	0.54	0.19	0.61	50
67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50

63.12	9.34	46,682,070	0.44	0.37	0.49	21
57.91	25.98	37,609,592	0.43	0.68	0.51	42
47.51	(20.29)	16,482,609	0.44	0.30	0.51	50
68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$18.93	$0.14	$1.05	$1.19	$(0.16)	$(0.71)	$(0.87)
Year Ended June 30, 2023	17.90	0.24	1.82	2.06	(0.24)	(0.79)	(1.03)
Year Ended June 30, 2022	20.48	0.19	(1.21)	(1.02)	(0.18)	(1.38)	(1.56)
Year Ended June 30, 2021	12.72	0.11	7.73	7.84	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Class C
Six Months Ended December 31, 2023 (Unaudited)	17.93	0.09	0.99	1.08	(0.11)	(0.71)	(0.82)
Year Ended June 30, 2023	17.01	0.14	1.72	1.86	(0.15)	(0.79)	(0.94)
Year Ended June 30, 2022	19.55	0.09	(1.16)	(1.07)	(0.09)	(1.38)	(1.47)
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Class I
Six Months Ended December 31, 2023 (Unaudited)	18.51	0.16	1.04	1.20	(0.18)	(0.71)	(0.89)
Year Ended June 30, 2023	17.53	0.28	1.77	2.05	(0.28)	(0.79)	(1.07)
Year Ended June 30, 2022	20.10	0.23	(1.19)	(0.96)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	18.73	0.12	1.03	1.15	(0.13)	(0.71)	(0.84)
Year Ended June 30, 2023	17.72	0.19	1.80	1.99	(0.19)	(0.79)	(0.98)
Year Ended June 30, 2022	20.30	0.14	(1.21)	(1.07)	(0.13)	(1.38)	(1.51)
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	18.47	0.14	1.02	1.16	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2023	17.49	0.24	1.77	2.01	(0.24)	(0.79)	(1.03)
Year Ended June 30, 2022	20.09	0.20	(1.21)	(1.01)	(0.21)	(1.38)	(1.59)
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	18.94	0.17	1.05	1.22	(0.18)	(0.71)	(0.89)
Year Ended June 30, 2023	17.92	0.30	1.80	2.10	(0.29)	(0.79)	(1.08)
Year Ended June 30, 2022	20.50	0.26	(1.23)	(0.97)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$19.25	6.40%	$293,048	0.93%	1.50%	1.01%	78%
18.93	11.63	289,456	0.93	1.31	1.01	143
17.90	(5.22)	235,054	0.93	0.97	1.01	121
20.48	61.86	218,302	0.93	0.62	1.04	93
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162

18.19	6.15	84,206	1.44	0.99	1.50	78
17.93	11.05	91,445	1.44	0.80	1.50	143
17.01	(5.70)	79,663	1.44	0.48	1.51	121
19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162

18.82	6.62	1,351,657	0.69	1.76	0.76	78
18.51	11.87	1,297,201	0.69	1.54	0.76	143
17.53	(5.04)	1,275,387	0.69	1.20	0.77	121
20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162

19.04	6.28	14,484	1.19	1.25	1.27	78
18.73	11.35	13,722	1.19	1.05	1.27	143
17.72	(5.50)	12,323	1.19	0.71	1.27	121
20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162

18.76	6.40	12,405	0.94	1.51	1.00	78
18.47	11.65	10,744	0.94	1.34	1.00	143
17.49	(5.26)	6,010	0.94	1.06	1.01	121
20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

19.27	6.57	1,387	0.69	1.76	0.87	78
18.94	11.85	1,242	0.69	1.59	0.76	143
17.92	(4.95)	495	0.69	1.32	0.77	121
20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$18.75	$0.18	$1.04	$1.22	$(0.19)	$(0.71)	$(0.90)
Year Ended June 30, 2023	17.75	0.31	1.79	2.10	(0.31)	(0.79)	(1.10)
Year Ended June 30, 2022	20.32	0.26	(1.20)	(0.94)	(0.25)	(1.38)	(1.63)
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	18.60	0.19	1.03	1.22	(0.20)	(0.71)	(0.91)
Year Ended June 30, 2023	17.61	0.33	1.78	2.11	(0.33)	(0.79)	(1.12)
Year Ended June 30, 2022	20.18	0.28	(1.20)	(0.92)	(0.27)	(1.38)	(1.65)
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$19.07	6.67%	$32,754	0.54%	1.90%	0.61%	78%
18.75	12.01	29,958	0.54	1.71	0.61	143
17.75	(4.84)	23,073	0.54	1.34	0.61	121
20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162

18.91	6.72	1,832,437	0.44	2.00	0.50	78
18.60	12.16	1,733,785	0.44	1.79	0.50	143
17.61	(4.78)	1,564,013	0.44	1.42	0.50	121
20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$27.61	$0.23	$1.66	$1.89	$(0.27)	$(1.56)	$(1.83)
Year Ended June 30, 2023	26.56	0.46	2.32	2.78	(0.47)	(1.26)	(1.73)
Year Ended June 30, 2022	36.38	0.45	(1.10)	(0.65)	(0.42)	(8.75)	(9.17)
Year Ended June 30, 2021	25.83	0.42	11.10	11.52	(0.64)	(0.33)	(0.97)
Year Ended June 30, 2020	31.42	0.55 (f)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49	0.55	1.04	(0.51)	(3.64)	(4.15)
Class C
Six Months Ended December 31, 2023 (Unaudited)	26.93	0.16	1.62	1.78	(0.20)	(1.56)	(1.76)
Year Ended June 30, 2023	25.93	0.31	2.28	2.59	(0.33)	(1.26)	(1.59)
Year Ended June 30, 2022	35.72	0.27	(1.04)	(0.77)	(0.27)	(8.75)	(9.02)
Year Ended June 30, 2021	25.36	0.28	10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40 (f)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Class I
Six Months Ended December 31, 2023 (Unaudited)	27.97	0.27	1.69	1.96	(0.31)	(1.56)	(1.87)
Year Ended June 30, 2023	26.89	0.53	2.35	2.88	(0.54)	(1.26)	(1.80)
Year Ended June 30, 2022	36.72	0.53	(1.11)	(0.58)	(0.50)	(8.75)	(9.25)
Year Ended June 30, 2021	25.79	0.50	11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62 (f)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	27.19	0.18	1.63	1.81	(0.22)	(1.56)	(1.78)
Year Ended June 30, 2023	26.18	0.36	2.29	2.65	(0.38)	(1.26)	(1.64)
Year Ended June 30, 2022	35.99	0.33	(1.07)	(0.74)	(0.32)	(8.75)	(9.07)
Year Ended June 30, 2021	25.55	0.33	11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47 (f)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	28.04	0.28	1.69	1.97	(0.31)	(1.56)	(1.87)
Year Ended June 30, 2023	26.95	0.55	2.35	2.90	(0.55)	(1.26)	(1.81)
Year Ended June 30, 2022	36.78	0.55	(1.11)	(0.56)	(0.52)	(8.75)	(9.27)
Year Ended June 30, 2021	25.66	0.59	11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67 (f)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$27.67	7.01%	$42,700	0.73%	1.68%	1.01%	9%
27.61	10.70	47,209	0.73	1.69	0.99	17
26.56	(4.07)	49,916	0.73	1.37	0.97	55
36.38	45.65	61,187	0.83	1.37	0.99	72
25.83	(9.96)	49,876	0.83	1.88 (f)	0.95	79
31.42	4.08	72,888	0.82	1.49	1.01	88

26.95	6.75	3,201	1.23	1.17	1.54	9
26.93	10.14	3,991	1.23	1.19	1.50	17
25.93	(4.54)	7,147	1.23	0.85	1.48	55
35.72	45.02	11,211	1.33	0.91	1.50	72
25.36	(10.46)	11,038	1.33	1.37 (f)	1.46	79
30.90	3.57	19,139	1.32	0.99	1.52	88

28.06	7.15	79,278	0.49	1.93	0.76	9
27.97	10.95	83,385	0.49	1.93	0.74	17
26.89	(3.84)	94,291	0.49	1.60	0.72	55
36.72	47.54	127,530	0.59	1.62	0.74	72
25.79	(10.69)	113,316	0.59	2.01 (f)	0.68	79
31.62	4.33	698,989	0.58	1.74	0.76	88

27.22	6.81	2,382	1.09	1.33	1.31	9
27.19	10.29	2,505	1.09	1.33	1.31	17
26.18	(4.41)	2,651	1.09	1.02	1.36	55
35.99	45.36	3,000	1.09	1.08	1.34	72
25.55	(10.24)	2,664	1.09	1.62 (f)	1.30	79
31.12	3.81	4,438	1.08	1.22	1.62	88

28.14	7.20	3,952	0.44	1.98	0.61	9
28.04	11.02	3,806	0.44	1.98	0.59	17
26.95	(3.79)	3,610	0.44	1.66	0.57	55
36.78	48.74	4,053	0.44	1.91	0.59	72
25.66	(11.16)	4,269	0.44	2.16 (f)	0.55	79
31.73	4.50	48,910	0.43	1.89	0.61	88
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$28.04	$0.29	$1.70	$1.99	$(0.33)	$(1.56)	$(1.89)
Year Ended June 30, 2023	26.95	0.58	2.35	2.93	(0.58)	(1.26)	(1.84)
Year Ended June 30, 2022	36.78	0.58	(1.11)	(0.53)	(0.55)	(8.75)	(9.30)
Year Ended June 30, 2021	26.06	0.57	11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70 (f)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6
Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$28.14	7.25%	$36,373	0.34%	2.08%	0.50%	9%
28.04	11.13	36,683	0.34	2.09	0.49	17
26.95	(3.70)	38,883	0.34	1.78	0.47	55
36.78	46.60	69,298	0.34	1.82	0.49	72
26.06	(9.68)	74,603	0.34	2.37 (f)	0.44	79
31.74	4.63	133,014	0.33	1.99	0.51	88
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	183

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$19.75	$0.06	$1.65	$1.71	$(0.07)	$(0.23)	$(0.30)
Year Ended June 30, 2023	17.48	0.14	2.94	3.08	(0.14)	(0.67)	(0.81)
Year Ended June 30, 2022	21.51	0.08	(1.81)	(1.73)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.22	0.09	6.39	6.48	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Class C
Six Months Ended December 31, 2023 (Unaudited)	18.76	0.01	1.57	1.58	(0.03)	(0.23)	(0.26)
Year Ended June 30, 2023	16.65	0.05	2.79	2.84	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2022	20.61	(0.03)	(1.69)	(1.72)	(0.01)	(2.23)	(2.24)
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Class I
Six Months Ended December 31, 2023 (Unaudited)	19.83	0.09	1.66	1.75	(0.10)	(0.23)	(0.33)
Year Ended June 30, 2023	17.56	0.19	2.94	3.13	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2022	21.59	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Class L
Six Months Ended December 31, 2023 (Unaudited)	19.88	0.10	1.67	1.77	(0.11)	(0.23)	(0.34)
Year Ended June 30, 2023	17.60	0.22	2.94	3.16	(0.21)	(0.67)	(0.88)
Year Ended June 30, 2022	21.63	0.16	(1.81)	(1.65)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	19.48	0.04	1.63	1.67	(0.05)	(0.23)	(0.28)
Year Ended June 30, 2023	17.25	0.10	2.90	3.00	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2022	21.26	0.02	(1.78)	(1.76)	(0.02)	(2.23)	(2.25)
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	19.65	0.06	1.64	1.70	(0.07)	(0.23)	(0.30)
Year Ended June 30, 2023	17.40	0.14	2.92	3.06	(0.14)	(0.67)	(0.81)
Year Ended June 30, 2022	21.42	0.08	(1.80)	(1.72)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$21.16	8.71%	$2,185,634	0.94%	0.64%	0.97%	23%
19.75	18.17	1,925,367	0.94	0.79	0.98	47
17.48	(10.04)	1,577,771	0.94	0.37	0.98	53
21.51	41.18	1,642,046	0.94	0.46	0.98	60
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91

20.08	8.43	408,836	1.44	0.14	1.47	23
18.76	17.54	398,762	1.44	0.29	1.48	47
16.65	(10.44)	351,674	1.44	(0.13)	1.48	53
20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91

21.25	8.87	4,127,062	0.69	0.89	0.73	23
19.83	18.39	3,250,488	0.69	1.03	0.73	47
17.56	(9.78)	1,863,855	0.69	0.63	0.73	53
21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91

21.31	8.97	2,216,031	0.54	1.03	0.57	23
19.88	18.57	2,149,699	0.54	1.18	0.58	47
17.60	(9.63)	1,578,191	0.54	0.76	0.57	53
21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91

20.87	8.60	267,290	1.19	0.38	1.22	23
19.48	17.89	255,815	1.19	0.54	1.23	47
17.25	(10.28)	219,960	1.19	0.11	1.23	53
21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91

21.05	8.71	206,587	0.94	0.64	0.97	23
19.65	18.14	191,128	0.94	0.79	0.98	47
17.40	(10.04)	157,177	0.94	0.37	0.97	53
21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	185

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund (continued)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	$19.80	$0.09	$1.65	$1.74	$(0.10)	$(0.23)	$(0.33)
Year Ended June 30, 2023	17.52	0.19	2.94	3.13	(0.18)	(0.67)	(0.85)
Year Ended June 30, 2022	21.55	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	19.89	0.10	1.67	1.77	(0.11)	(0.23)	(0.34)
Year Ended June 30, 2023	17.60	0.22	2.95	3.17	(0.21)	(0.67)	(0.88)
Year Ended June 30, 2022	21.64	0.16	(1.82)	(1.66)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	19.95	0.12	1.66	1.78	(0.12)	(0.23)	(0.35)
Year Ended June 30, 2023	17.65	0.24	2.96	3.20	(0.23)	(0.67)	(0.90)
Year Ended June 30, 2022	21.69	0.19	(1.82)	(1.63)	(0.18)	(2.23)	(2.41)
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$21.21	8.83%	$80,780	0.69%	0.88%	0.72%	23%
19.80	18.48	67,141	0.69	1.04	0.72	47
17.52	(9.80)	55,292	0.69	0.63	0.72	53
21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91

21.32	8.97	1,151,711	0.54	1.04	0.57	23
19.89	18.62	1,093,256	0.54	1.19	0.57	47
17.60	(9.68)	911,961	0.54	0.76	0.57	53
21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91

21.38	8.99	14,808,772	0.44	1.14	0.47	23
19.95	18.75	13,841,409	0.44	1.28	0.47	47
17.65	(9.56)	11,891,028	0.44	0.87	0.47	53
21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	187

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$60.47	$— (f)	$6.41	$6.41	$(0.07)	$(0.41)	$(0.48)
Year Ended June 30, 2023	49.61	0.09	12.73	12.82	(0.02)	(1.94)	(1.96)
Year Ended June 30, 2022	73.40	(0.02)	(8.99)	(9.01)	—	(14.78)	(14.78)
Year Ended June 30, 2021	57.64	(0.01)	21.89	21.88	(0.52)	(5.60)	(6.12)
Year Ended June 30, 2020	56.61	0.63 (g)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Class C
Six Months Ended December 31, 2023 (Unaudited)	57.93	(0.15)(h)	6.13	5.98	—	(0.41)	(0.41)
Year Ended June 30, 2023	47.82	(0.16)	12.21	12.05	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.55	(0.35)	(8.60)	(8.95)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.26	(0.32)	21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35 (g)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Class I
Six Months Ended December 31, 2023 (Unaudited)	62.29	0.08	6.60	6.68	(0.21)	(0.41)	(0.62)
Year Ended June 30, 2023	51.05	0.23	13.10	13.33	(0.15)	(1.94)	(2.09)
Year Ended June 30, 2022	75.08	0.15	(9.28)	(9.13)	(0.12)	(14.78)	(14.90)
Year Ended June 30, 2021	58.80	0.16	22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79 (g)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	57.87	(0.07)(h)	6.12	6.05	—	(0.41)	(0.41)
Year Ended June 30, 2023	47.65	(0.04)	12.20	12.16	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.18	(0.18)	(8.57)	(8.75)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.08	(0.17)	21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48 (g)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	60.95	0.13	6.46	6.59	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2023	50.02	0.31	12.80	13.11	(0.24)	(1.94)	(2.18)
Year Ended June 30, 2022	73.80	0.24	(9.05)	(8.81)	(0.19)	(14.78)	(14.97)
Year Ended June 30, 2021	57.93	0.26	21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86 (g)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$66.40	10.62%	$128,719	0.84%	0.00%	0.91%	23%
60.47	26.65	115,322	0.84	0.18	0.91	45
49.61	(17.46)	92,344	0.84	(0.03)	0.91	44
73.40	40.08	119,893	0.84	(0.01)	0.90	64
57.64	15.11	94,017	0.84	1.15 (g)	0.94	96
56.61	7.06	106,993	0.84	0.79	1.12	95

63.50	10.34	11,591	1.34	(0.50)(h)	1.41	23
57.93	26.00	11,852	1.34	(0.32)	1.41	45
47.82	(17.87)	19,522	1.34	(0.54)	1.41	44
71.55	39.44	30,159	1.34	(0.50)	1.40	64
56.26	14.50	31,216	1.34	0.65 (g)	1.42	96
55.45	6.51	35,931	1.34	0.29	1.61	95

68.35	10.75	122,758	0.59	0.26	0.65	23
62.29	26.95	101,495	0.59	0.43	0.66	45
51.05	(17.25)	86,649	0.59	0.21	0.65	44
75.08	40.46	164,959	0.59	0.25	0.65	64
58.80	15.38	141,497	0.59	1.40 (g)	0.67	96
57.60	7.33	163,324	0.59	1.04	0.86	95

63.51	10.47	40,699	1.09	(0.25)(h)	1.20	23
57.87	26.33	37,350	1.09	(0.07)	1.22	45
47.65	(17.66)	31,751	1.09	(0.29)	1.20	44
71.18	39.73	45,629	1.09	(0.26)	1.21	64
56.08	14.84	40,305	1.09	0.90 (g)	1.25	96
55.27	6.78	45,086	1.09	0.54	1.49	95

66.84	10.84	130,970	0.44	0.40	0.50	23
60.95	27.14	120,107	0.44	0.58	0.50	45
50.02	(17.12)	103,007	0.44	0.36	0.50	44
73.80	40.57	166,478	0.44	0.39	0.50	64
57.93	15.63	189,889	0.44	1.55 (g)	0.52	96
56.82	7.48	194,550	0.44	1.19	0.71	95
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	189

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$60.94	$0.16	$6.46	$6.62	$(0.35)	$(0.41)	$(0.76)
Year Ended June 30, 2023	50.02	0.36	12.80	13.16	(0.30)	(1.94)	(2.24)
Year Ended June 30, 2022	73.81	0.31	(9.04)	(8.73)	(0.28)	(14.78)	(15.06)
Year Ended June 30, 2021	57.93	0.33	21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91 (g)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and
Class R6 Shares, respectively.

(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$66.80	10.89%	$781,088	0.34%	0.50%	0.40%	23%
60.94	27.27	759,948	0.34	0.68	0.40	45
50.02	(17.03)	642,876	0.34	0.47	0.40	44
73.81	40.70	780,470	0.34	0.50	0.40	64
57.93	15.76	617,458	0.34	1.65 (g)	0.42	96
56.81	7.59	602,454	0.34	1.29	0.61	95
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	191

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$16.89	$— (g)	$1.58	$1.58	$— (g)	$(1.99)	$(1.99)
Year Ended June 30, 2023	18.03	(0.01)	3.71	3.70	—	(4.84)	(4.84)
Year Ended June 30, 2022	26.84	(0.08)	(1.95)	(2.03)	—	(6.78)	(6.78)
Year Ended June 30, 2021	24.58	(0.10)	9.21	9.11	(0.03)	(6.82)	(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Class C
Six Months Ended December 31, 2023 (Unaudited)	13.64	(0.04)(k)	1.27	1.23	—	(1.99)	(1.99)
Year Ended June 30, 2023	15.48	(0.07)	3.07	3.00	—	(4.84)	(4.84)
Year Ended June 30, 2022	24.01	(0.17)	(1.58)	(1.75)	—	(6.78)	(6.78)
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Class I
Six Months Ended December 31, 2023 (Unaudited)	17.73	0.02	1.67	1.69	(0.04)	(1.99)	(2.03)
Year Ended June 30, 2023	18.68	0.04	3.87	3.91	(0.02)	(4.84)	(4.86)
Year Ended June 30, 2022	27.53	(0.02)	(2.05)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	15.03	(0.04)(k)	1.41	1.37	—	(1.99)	(1.99)
Year Ended June 30, 2023	16.59	(0.07)	3.35	3.28	—	(4.84)	(4.84)
Year Ended June 30, 2022	25.27	(0.15)	(1.75)	(1.90)	—	(6.78)	(6.78)
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	18.00	0.01	1.69	1.70	(0.03)	(1.99)	(2.02)
Year Ended June 30, 2023	18.91	0.04	3.92	3.96	(0.03)	(4.84)	(4.87)
Year Ended June 30, 2022	27.78	—	(2.09)	(2.09)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

$16.48	9.53%	$259,968	1.76%(h)	(0.04)%	2.06%	27%	50%
16.89	24.17	237,165	1.79 (h)	(0.04)	2.04	66	99
18.03	(12.89)	240,209	1.85 (i)	(0.33)	2.00	59	91
26.84	42.30	335,206	1.94 (j)	(0.39)	2.09	57	96
24.58	11.66	267,701	1.92	0.19	2.08	85	134
27.51	6.84	678,071	1.91	0.22	2.16	98	148

12.88	9.20	39,713	2.26 (h)	(0.53)(k)	2.57	27	50
13.64	23.54	31,189	2.29 (h)	(0.54)	2.54	66	99
15.48	(13.31)	28,297	2.35 (i)	(0.82)	2.51	59	91
24.01	41.55	36,784	2.43 (j)	(0.88)	2.58	57	96
22.67	11.11	59,105	2.42	(0.32)	2.58	85	134
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148

17.39	9.69	949,608	1.51 (h)	0.21	1.81	27	50
17.73	24.50	837,722	1.54 (h)	0.21	1.78	66	99
18.68	(12.70)	970,509	1.60 (i)	(0.09)	1.75	59	91
27.53	42.65	1,702,566	1.69 (j)	(0.12)	1.83	57	96
25.04	11.93	2,189,079	1.67	0.40	1.83	85	134
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148

14.41	9.28	6,122	2.21 (h)	(0.49)(k)	2.33	27	50
15.03	23.65	5,757	2.20 (h)	(0.45)	2.30	66	99
16.59	(13.23)	4,602	2.20 (i)	(0.67)	2.26	59	91
25.27	41.77	5,838	2.29 (j)	(0.74)	2.34	57	96
23.54	11.32	4,560	2.27	(0.13)	2.34	85	134
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148

17.68	9.61	34,741	1.56 (h)	0.16	1.66	27	50
18.00	24.48	30,667	1.55 (h)	0.20	1.64	66	99
18.91	(12.65)	27,541	1.55 (i)	(0.02)	1.60	59	91
27.78	42.75	34,191	1.64 (j)	(0.08)	1.68	57	96
25.20	11.99	38,447	1.62	0.46	1.67	85	134
28.08	7.14	99,113	1.62	0.51	1.76	98	148
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	193

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$17.99	$0.02	$1.70	$1.72	$(0.05)	$(1.99)	$(2.04)
Year Ended June 30, 2023	18.90	0.05	3.93	3.98	(0.05)	(4.84)	(4.89)
Year Ended June 30, 2022	27.75	0.02	(2.09)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.18	— (g)	9.47	9.47	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	December 31, 2023	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	0.95%	1.01%	1.10%	1.10%	1.10%	1.09%
Class C	1.45	1.51	1.60	1.59	1.60	1.60
Class I	0.70	0.76	0.85	0.85	0.85	0.85
Class R2	1.40	1.42	1.45	1.45	1.45	1.45
Class R5	0.75	0.77	0.80	0.80	0.80	0.80
Class R6	0.65	0.67	0.70	0.70	0.70	0.70
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.25	1.26	1.25	1.25	1.26	1.34
Class C	1.76	1.76	1.76	1.74	1.76	1.85
Class I	1.00	1.00	1.00	0.99	1.01	1.09
Class R2	1.52	1.52	1.51	1.50	1.52	1.63
Class R5	0.85	0.86	0.85	0.84	0.85	0.94
Class R6	0.75	0.75	0.75	0.74	0.75	0.85

(g)	Amount rounds to less than $0.005.
(h)	Interest expense on securities sold short is 0.14%.
(i)	Interest expense on securities sold short is 0.62%.
(j)	Interest expense on securities sold short is 0.16%.
(k)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

$17.67	9.70%	$303,932	1.46%(h)	0.26%	1.56%	27%	50%
17.99	24.60	285,919	1.45 (h)	0.30	1.53	66	99
18.90	(12.58)	365,912	1.45 (i)	0.07	1.50	59	91
27.75	42.86	536,661	1.54 (j)	0.01	1.58	57	96
25.18	12.10	491,414	1.52	0.58	1.57	85	134
28.07	7.30	787,497	1.52	0.59	1.67	98	148
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	195

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$33.84	$0.16	$2.71	$2.87	$(0.19)	$(0.05)	$(0.24)
Year Ended June 30, 2023	28.88	0.31	5.41	5.72	(0.31)	(0.45)	(0.76)
Year Ended June 30, 2022	36.46	0.27	(3.20)	(2.93)	(0.25)	(4.40)	(4.65)
Year Ended June 30, 2021	26.55	0.27	10.81	11.08	(0.34)	(0.83)	(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	(3.29)
Class I
Six Months Ended December 31, 2023 (Unaudited)	34.30	0.21	2.75	2.96	(0.24)	(0.05)	(0.29)
Year Ended June 30, 2023	29.26	0.39	5.49	5.88	(0.39)	(0.45)	(0.84)
Year Ended June 30, 2022	36.89	0.36	(3.26)	(2.90)	(0.33)	(4.40)	(4.73)
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	(3.35)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	34.24	0.22	2.74	2.96	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2023	29.21	0.42	5.48	5.90	(0.42)	(0.45)	(0.87)
Year Ended June 30, 2022	36.84	0.40	(3.26)	(2.86)	(0.37)	(4.40)	(4.77)
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	(3.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$36.47	8.51%	$175,869	0.60%	0.94%	0.84%	13%
33.84	20.18	174,430	0.60	1.02	0.84	32
28.88	(10.33)	145,624	0.60	0.77	0.84	30
36.46	42.55	180,296	0.60	0.85	0.84	35
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42

36.97	8.65	761,292	0.35	1.19	0.59	13
34.30	20.48	711,186	0.35	1.27	0.58	32
29.26	(10.13)	611,102	0.35	1.02	0.59	30
36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42

36.90	8.69	6,788,106	0.25	1.29	0.34	13
34.24	20.61	6,675,403	0.25	1.37	0.33	32
29.21	(10.05)	5,994,312	0.25	1.15	0.34	30
36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	197

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$57.02	$0.24	$4.84	$5.08	$(0.48)	$—	$(0.48)
Year Ended June 30, 2023	48.80	0.41	8.30	8.71	(0.49)	—	(0.49)
Year Ended June 30, 2022	59.20	0.39	(8.35)	(7.96)	(0.23)	(2.21)	(2.44)
Year Ended June 30, 2021	42.76	0.42	16.81	17.23	(0.30)	(0.49)	(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Class C
Six Months Ended December 31, 2023 (Unaudited)	55.67	0.09	4.72	4.81	(0.15)	—	(0.15)
Year Ended June 30, 2023	47.61	0.15	8.10	8.25	(0.19)	—	(0.19)
Year Ended June 30, 2022	57.87	0.09	(8.14)	(8.05)	—	(2.21)	(2.21)
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Class I
Six Months Ended December 31, 2023 (Unaudited)	57.58	0.31	4.89	5.20	(0.61)	—	(0.61)
Year Ended June 30, 2023	49.27	0.54	8.38	8.92	(0.61)	—	(0.61)
Year Ended June 30, 2022	59.71	0.54	(8.43)	(7.89)	(0.34)	(2.21)	(2.55)
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	57.57	0.33	4.88	5.21	(0.64)	—	(0.64)
Year Ended June 30, 2023	49.27	0.57	8.37	8.94	(0.64)	—	(0.64)
Year Ended June 30, 2022	59.69	0.57	(8.42)	(7.85)	(0.36)	(2.21)	(2.57)
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$61.62	8.92%	$49,470	0.64%	0.82%	1.00%	11%
57.02	18.00	44,882	0.64	0.79	1.00	39
48.80	(14.36)	37,387	0.64	0.67	1.03	39
59.20	40.64	24,169	0.64	0.80	1.23	44
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97

60.33	8.64	4,169	1.14	0.31	1.50	11
55.67	17.38	4,317	1.14	0.29	1.50	39
47.61	(14.77)	4,668	1.14	0.16	1.55	39
57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97

62.17	9.05	78,357	0.39	1.07	0.74	11
57.58	18.29	74,249	0.39	1.03	0.74	39
49.27	(14.15)	98,142	0.39	0.92	0.77	39
59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97

62.14	9.07	57,692	0.34	1.12	0.49	11
57.57	18.35	52,553	0.34	1.09	0.49	39
49.27	(14.09)	45,209	0.34	0.97	0.52	39
59.69	29.93	25,156	0.34	1.05	0.70	44
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	199

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$66.58	$0.46	$3.07	$3.53	$(0.56)	$—	$(0.56)
Year Ended June 30, 2023	60.21	0.90	6.53	7.43	(0.90)	(0.16)	(1.06)
Year Ended June 30, 2022	64.61	0.74	(3.22)	(2.48)	(0.71)	(1.21)	(1.92)
Year Ended June 30, 2021	45.62	0.64	19.59	20.23	(0.60)	(0.64)	(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Class C
Six Months Ended December 31, 2023 (Unaudited)	58.61	0.26	2.70	2.96	(0.43)	—	(0.43)
Year Ended June 30, 2023	53.16	0.51	5.76	6.27	(0.66)	(0.16)	(0.82)
Year Ended June 30, 2022	57.32	0.38	(2.84)	(2.46)	(0.49)	(1.21)	(1.70)
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Class I
Six Months Ended December 31, 2023 (Unaudited)	70.89	0.58	3.28	3.86	(0.64)	—	(0.64)
Year Ended June 30, 2023	64.02	1.13	6.94	8.07	(1.04)	(0.16)	(1.20)
Year Ended June 30, 2022	68.55	0.97	(3.43)	(2.46)	(0.86)	(1.21)	(2.07)
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	66.68	0.38	3.08	3.46	(0.48)	—	(0.48)
Year Ended June 30, 2023	60.30	0.74	6.53	7.27	(0.73)	(0.16)	(0.89)
Year Ended June 30, 2022	64.73	0.59	(3.24)	(2.65)	(0.57)	(1.21)	(1.78)
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	70.69	0.50	3.26	3.76	(0.56)	—	(0.56)
Year Ended June 30, 2023	63.83	0.93	6.95	7.88	(0.86)	(0.16)	(1.02)
Year Ended June 30, 2022	68.41	0.80	(3.44)	(2.64)	(0.73)	(1.21)	(1.94)
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	70.87	0.58	3.28	3.86	(0.61)	—	(0.61)
Year Ended June 30, 2023	64.04	1.22	6.85	8.07	(1.08)	(0.16)	(1.24)
Year Ended June 30, 2022	68.60	0.94	(3.41)	(2.47)	(0.88)	(1.21)	(2.09)
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$69.55	5.35%	$1,145,808	0.94%	1.39%	1.01%	8%
66.58	12.43	1,045,975	0.94	1.40	1.01	12
60.21	(4.04)	723,238	0.94	1.13	1.03	22
64.61	44.88	522,230	0.93	1.17	1.03	14
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26

61.14	5.09	108,506	1.44	0.89	1.50	8
58.61	11.86	107,219	1.44	0.90	1.50	12
53.16	(4.52)	71,714	1.44	0.66	1.52	22
57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26

74.11	5.49	2,359,405	0.69	1.64	0.75	8
70.89	12.71	2,205,435	0.69	1.66	0.75	12
64.02	(3.80)	1,440,632	0.69	1.40	0.76	22
68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26

69.66	5.22	5,677	1.19	1.14	1.25	8
66.68	12.14	5,380	1.19	1.15	1.25	12
60.30	(4.29)	3,563	1.19	0.89	1.26	22
64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26

73.89	5.35	12,387	0.94	1.40	1.00	8
70.69	12.43	8,122	0.94	1.36	1.00	12
63.83	(4.06)	8,698	0.94	1.14	1.01	22
68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26

74.12	5.50	2,517	0.69	1.64	0.75	8
70.87	12.71	4,583	0.69	1.77	0.76	12
64.04	(3.81)	253	0.69	1.34	0.78	22
68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	201

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$71.45	$0.65	$3.30	$3.95	$(0.70)	$—	$(0.70)
Year Ended June 30, 2023	64.52	1.25	6.98	8.23	(1.14)	(0.16)	(1.30)
Year Ended June 30, 2022	69.09	1.12	(3.51)	(2.39)	(0.97)	(1.21)	(2.18)
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	71.49	0.68	3.30	3.98	(0.73)	—	(0.73)
Year Ended June 30, 2023	64.55	1.33	6.98	8.31	(1.21)	(0.16)	(1.37)
Year Ended June 30, 2022	69.10	1.16	(3.47)	(2.31)	(1.03)	(1.21)	(2.24)
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. Morgan Large Cap Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$74.70	5.57%	$12,449	0.54%	1.81%	0.60%	8%
71.45	12.88	8,761	0.54	1.82	0.60	12
64.52	(3.67)	4,409	0.54	1.60	0.61	22
69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26

74.74	5.62	1,695,772	0.44	1.90	0.50	8
71.49	13.00	1,319,430	0.44	1.92	0.50	12
64.55	(3.56)	561,821	0.44	1.66	0.51	22
69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan Large Cap Funds	203

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 15 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.
The investment objective of JPMorgan Equity Index Fund ("Equity Index Fund") is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index.
The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.
The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.
The investment objective of JPMorgan Large Cap Growth Fund ("Large Cap Growth Fund") is to seek long-term capital appreciation.
The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) and JPMorgan U.S. Large Cap Core Plus Fund ("U.S. Large Cap Core Plus Fund") is to seek to provide high total return from a portfolio of selected equity securities.
The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.
The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

204	J.P. Morgan Large Cap Funds	December 31, 2023

Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
Prior to February 17, 2023, all share classes of Hedged Equity Fund were publicly offered on a limited basis. Investors were not eligible to purchase shares of Hedged Equity Fund unless they met certain requirements as described in the Fund's prospectuses.
JPMorgan Equity Income Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses. Effective January 15, 2024, the Fund is no longer be subject to a limited offering, and all limited offering disclosure relating to the Fund will be deleted.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the

December 31, 2023	J.P. Morgan Large Cap Funds	205

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$46,375,176	$—	$—	$46,375,176

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$8,766,761	$—	$—	$8,766,761
Rights	—	—	10	10
Short-Term Investments
Investment Companies	38,229	—	—	38,229
Investment of Cash Collateral from Securities Loaned	74,650	—	—	74,650
Total Short-Term Investments	112,879	—	—	112,879
Total Investments in Securities	$8,879,640	$—	$10	$8,879,650
Appreciation in Other Financial Instruments
Futures Contracts	$1,238	$—	$—	$1,238

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$5,011,562	$—	$—	$5,011,562
Equity Linked Notes	—	798,887	—	798,887

206	J.P. Morgan Large Cap Funds	December 31, 2023

Equity Premium Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	$70,342	$—	$—	$70,342
Total Investments in Securities	$5,081,904	$798,887	$—	$5,880,791
Depreciation in Other Financial Instruments
Futures Contracts	$(16)	$—	$—	$(16)

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,437,862	$—	$—	$17,437,862
Appreciation in Other Financial Instruments
Futures Contracts (a)	$8,354	$—	$—	$8,354
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(121,489)	—	—	(121,489)
Put Options Written	(22,812)	—	—	(22,812)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(135,947)	$—	$—	$(135,947)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,037,253	$—	$—	$5,037,253
Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,850	$—	$—	$2,850
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(394,460)	—	—	(394,460)
Put Options Written	(422)	—	—	(422)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(392,032)	$—	$—	$(392,032)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,927,371	$—	$—	$2,927,371
Appreciation in Other Financial Instruments
Futures Contracts (a)	$547	$—	$—	$547

December 31, 2023	J.P. Morgan Large Cap Funds	207

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Hedged Equity 3 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	$(54,954)	$—	$—	$(54,954)
Put Options Written	(1,378)	—	—	(1,378)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(55,785)	$—	$—	$(55,785)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$73,030,083	$—	$—	$73,030,083

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,667,878	$—	$—	$3,667,878

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$168,545	$—	$—	$168,545
Appreciation in Other Financial Instruments
Futures Contracts (a)	$36	$—	$—	$36

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$25,621,194	$—	$—	$25,621,194

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,221,719	$—	$—	$1,221,719

208	J.P. Morgan Large Cap Funds	December 31, 2023

U.S. GARP Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts (a)	$244	$—	$—	$244

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,003,791	$—	$—	$2,003,791
Total Liabilities in Securities Sold Short (a)	$(412,888)	$—	$—	$(412,888)
Appreciation in Other Financial Instruments
Futures Contracts (a)	$113	$—	$—	$113

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,716,827	$—	$—	$7,716,827
Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,013	$—	$—	$2,013

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$189,292	$—	$—	$189,292
Appreciation in Other Financial Instruments
Futures Contracts (a)	$88	$—	$—	$88

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,341,706	$—	$—	$5,341,706

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2023	J.P. Morgan Large Cap Funds	209

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of December 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund, the Class IM Shares of the JPMorgan Prime Money Market Fund, and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$72,467	$(72,467)	$—
Equity Premium Income Fund	68,920	(68,920)	—
Large Cap Value Fund	29,877	(29,877)	—
U.S. GARP Equity Fund	7,213	(7,213)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

210	J.P. Morgan Large Cap Funds	December 31, 2023

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended December 31, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Equity Income Fund	$2
Equity Index Fund	5
Equity Premium Income Fund	2
Large Cap Growth Fund	5
Large Cap Value Fund	2
U.S. Equity Fund	1
U.S. GARP Equity Fund	— (a)
U.S. Value Fund	— (a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Equity Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund did not have any securities out on loan at December 31, 2023. Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund did not lend out any securities during the six months ended December 31, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Equity Income Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$951,382	$3,598,764	$4,405,115	$211	$3	$145,245	145,129	$8,790	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	—	104,000	104,000	—	—	—	—	155 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	—	108,268	108,268	—	—	—	—	103 *	—
Total	$951,382	$3,811,032	$4,617,383	$211	$3	$145,245		$9,048	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Index Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. (a)	$91,369	$3,440	$2,764	$137	$15,490	$107,672	633	$1,292	$—

December 31, 2023	J.P. Morgan Large Cap Funds	211

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Equity Index Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (b) (c)	$110,942	$413,500	$458,000	$38 *	$5	$66,485	66,459	$3,198 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (b) (c)	13,746	238,289	243,870	—	—	8,165	8,165	485 *	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.21% (b) (c)	27,916	532,253	521,940	—	—	38,229	38,229	889	—
Total	$243,973	$1,187,482	$1,226,574	$175	$15,495	$220,551		$5,864	$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$113,862	$1,631,446	$1,745,334	$26	$—	$—	—	$1,523	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	60,994	175,000	174,000	7 *	5	62,006	61,981	870 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	8,789	107,554	108,007	—	—	8,336	8,336	139 *	—
Total	$183,645	$1,914,000	$2,027,341	$33	$5	$70,342		$2,532	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Hedged Equity Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.21% (a) (b)	$185,159	$1,623,390	$1,160,009	$—	$—	$648,540	648,540	$8,502	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

212	J.P. Morgan Large Cap Funds	December 31, 2023

Hedged Equity 2 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	$87,650	$841,771	$850,517	$—	$—	$78,904	78,904	$2,277	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

Hedged Equity 3 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$—	$—	$—	$—	$—	$—	—	$7	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	22,478	624,377	630,979	—	—	15,876	15,876	1,363	—
Total	$22,478	$624,377	$630,979	$—	$—	$15,876		$1,370	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

Large Cap Growth Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$1,980,536	$9,764,646	$9,779,901	$329	$956	$1,966,566	1,964,994	$66,497	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	—	2,993,500	2,993,544	44 *	—	—	—	3,036 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	—	579,602	579,602	—	—	—	—	439 *	—
Total	$1,980,536	$13,337,748	$13,353,047	$373	$956	$1,966,566		$69,972	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

December 31, 2023	J.P. Morgan Large Cap Funds	213

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Large Cap Value Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$89,626	$1,067,265	$1,126,301	$29	$9	$30,628	30,604	$2,495	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	8,997	288,000	271,000	10 *	—	26,007	25,997	792 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	1,834	110,997	107,402	—	—	5,429	5,429	139 *	—
Total	$100,457	$1,466,262	$1,504,703	$39	$9	$62,064		$3,426	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Applied Data Science Value Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$2,951	$16,503	$18,583	$1	$— (c)	$872	871	$69	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
(c)	Amount rounds to less than one thousand.

U.S. Equity Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$223,996	$3,168,295	$3,101,649	$131	$108	$290,881	290,649	$6,989	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	37,991	10,000	47,995	4 *	—	—	—	10 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	5,881	9,914	15,795	—	—	—	—	4 *	—
Total	$267,868	$3,188,209	$3,165,439	$135	$108	$290,881		$7,003	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

214	J.P. Morgan Large Cap Funds	December 31, 2023

U.S. GARP Equity Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$12,865	$91,605	$90,293	$2	$5	$14,184	14,173	$382	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	—	30,001	24,000	—	(1)	6,000	5,998	67 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	—	15,326	13,958	—	—	1,368	1,368	17 *	—
Total	$12,865	$136,932	$128,251	$2	$4	$21,552		$466	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Large Cap Core Plus Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$30,659	$218,430	$200,385	$17	$13	$48,734	48,695	$1,117	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

U.S. Research Enhanced Equity Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$82,058	$459,443	$479,250	$17	$31	$62,299	62,250	$1,886	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.56% (a) (b)	—	5,799	5,799	—	—	—	—	1 *	—
Total	$82,058	$465,242	$485,049	$17	$31	$62,299		$1,887	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

December 31, 2023	J.P. Morgan Large Cap Funds	215

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
U.S. Sustainable Leaders Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$1,493	$11,381	$9,973	$— (c)	$2	$2,903	2,900	$78	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
(c)	Amount rounds to less than one thousand.

U.S. Value Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	$173,633	$714,030	$813,023	$31	$43	$74,714	74,654	$4,068	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	—	867	867	—	—	—	—	—	—
Total	$173,633	$714,897	$813,890	$31	$43	$74,714		$4,068	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options — Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased— Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

216	J.P. Morgan Large Cap Funds	December 31, 2023

Options Written— Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.
Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the six months ended December 31, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands, except number of contracts):
	Equity Index Fund	Equity Premium Income Fund
Futures Contracts:
Average Notional Balance Long	$44,148	$10,470
Average Notional Balance Short	—	(5,163)
Ending Notional Balance Long	37,827	4,819

December 31, 2023	J.P. Morgan Large Cap Funds	217

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund
Futures Contracts:
Average Notional Balance Long	$322,007	$92,887	$36,955
Ending Notional Balance Long	231,541	82,160	16,625
Exchange-Traded Options:
Average Number of Contracts Purchased	36,684	10,548	5,653
Average Number of Contracts Written	(73,368)	(21,096)	(11,303)
Ending Number of Contracts Purchased	35,368	10,564	6,123
Ending Number of Contracts Written	(70,736)	(21,128)	(12,246)

	U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund
Futures Contracts:
Average Notional Balance Long	$2,093	$63,809	$11,054
Ending Notional Balance Long	964	—	12,047

	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts:
Average Notional Balance Long	$18,964	$68,332	$2,685
Ending Notional Balance Long	22,407	60,957	2,991
The Funds' derivatives contracts held at December 31, 2023 are not accounted for as hedging instruments under GAAP.
H. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of December 31, 2023, Equity Premium Income Fund had outstanding ELNs as listed on the SOIs.
I. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

218	J.P. Morgan Large Cap Funds	December 31, 2023

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of December 31, 2023, U.S. Large Cap Core Plus Fund had outstanding short sales as listed on their SOIs.
J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income and dividend expense on securities sold short, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
K. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Equity Income Fund
Transfer agency fees	$79	$18	$200	n/a	$6	$3	$3	$15	$208	$532
Equity Index Fund
Transfer agency fees	82	2	22	n/a	n/a	n/a	n/a	n/a	23	129
Equity Premium Income Fund
Transfer agency fees	5	3	59	n/a	n/a	n/a	n/a	— (a)	6	73
Hedged Equity Fund
Transfer agency fees	13	6	99	n/a	n/a	n/a	n/a	1	19	138
Hedged Equity 2 Fund
Transfer agency fees	4	3	20	n/a	n/a	n/a	n/a	— (a)	4	31
Hedged Equity 3 Fund
Transfer agency fees	1	1	11	n/a	n/a	n/a	n/a	— (a)	1	14
Large Cap Growth Fund
Transfer agency fees	173	10	95	n/a	10	6	3	7	236	540
Large Cap Value Fund
Transfer agency fees	21	2	54	n/a	1	— (a)	1	1	13	93
U.S. Applied Data Science Value Fund
Transfer agency fees	1	1	1	n/a	1	n/a	n/a	— (a)	1	5
U.S. Equity Fund
Transfer agency fees	47	6	131	$25	4	3	1	6	72	295
U.S. GARP Equity Fund
Transfer agency fees	4	1	2	n/a	10	n/a	n/a	1	3	21
U.S. Large Cap Core Plus Fund
Transfer agency fees	7	1	10	n/a	— (a)	n/a	n/a	— (a)	2	20
U.S. Research Enhanced Equity Fund
Transfer agency fees	4	n/a	6	n/a	n/a	n/a	n/a	n/a	30	40
U.S. Sustainable Leaders Fund
Transfer agency fees	2	— (a)	1	n/a	n/a	n/a	n/a	n/a	1	4

December 31, 2023	J.P. Morgan Large Cap Funds	219

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
U.S. Value Fund
Transfer agency fees	$69	$3	$15	n/a	$— (a)	$1	$— (a)	$— (a)	$13	$101

(a)	Amount rounds to less than one thousand.
L. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, Equity Income Fund, for which distributions are generally declared and paid at least monthly, and Equity Premium Income Fund, for which distributions are generally declared daily and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Equity Income Fund	0.40%
Equity Index Fund	0.04
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Applied Data Science Value Fund	0.30
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

220	J.P. Morgan Large Cap Funds	December 31, 2023

B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2023, the effective annualized rate for Equity Income Fund, Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.035%, 0.075%, 0.075%, 0.065%, 0.075%, 0.075%, 0.027%, 0.075%, 0.075%, 0.057%, 0.075%, 0.075%, 0.075%, 0.075% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Equity Income Fund	0.25%	0.75%	0.50%	0.25%
Equity Index Fund	0.25	0.75	n/a	n/a
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Equity Income Fund	$40	$1
Equity Index Fund	35	— (a)
Equity Premium Income Fund	435	1
Hedged Equity Fund	78	—
Hedged Equity 2 Fund	12	—
Hedged Equity 3 Fund	6	—
Large Cap Growth Fund	352	— (a)
Large Cap Value Fund	12	—
U.S. Applied Data Science Value Fund	— (a)	—
U.S. Equity Fund	142	— (a)
U.S. GARP Equity Fund	5	— (a)
U.S. Large Cap Core Plus Fund	11	—

December 31, 2023	J.P. Morgan Large Cap Funds	221

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Front-End Sales Charge	CDSC
U.S. Research Enhanced Equity Fund	$— (a)	$—
U.S. Sustainable Leaders Fund	3	—
U.S. Value Fund	72	5

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Income Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Equity Index Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

222	J.P. Morgan Large Cap Funds	December 31, 2023

F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Index Fund	0.45%	n/a	0.20%	n/a	n/a	n/a	n/a	0.05%
Equity Premium Income Fund	0.85	1.35%	0.60	n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94	1.44	0.69	1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93	1.44	0.69	1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.73	1.23	0.49	1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94	1.44	0.69	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84	1.34	0.59	1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	0.95	1.45	0.70	1.40	n/a	n/a	0.75	0.65
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64	1.14	0.39	n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94	1.44	0.69	1.19	0.94	0.69	0.54	0.44
The expense limitation agreements were in effect for the six months ended December 31, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.
For the six months ended December 31, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Income Fund	$38	$—	$—	$38	$—
Equity Index Fund	1,645	1,590	938	4,173	23
Equity Premium Income Fund	—	—	— (a)	— (a)	—
Hedged Equity Fund	—	—	— (a)	— (a)	—
Hedged Equity 2 Fund	14	9	3	26	—
Hedged Equity 3 Fund	31	21	1	53	— (a)
Large Cap Growth Fund	9,227	6,123	169	15,519	—
Large Cap Value Fund	593	393	90	1,076	8
U.S. Applied Data Science Value Fund	83	55	68	206	—
U.S. Equity Fund	1,937	1,284	198	3,419	73
U.S. GARP Equity Fund	199	132	17	348	2
U.S. Large Cap Core Plus Fund	436	291	1,161	1,888	— (a)
U.S. Research Enhanced Equity Fund	1,901	1,266	668	3,835	—
U.S. Sustainable Leaders Fund	79	52	126	257	—
U.S. Value Fund	806	537	80	1,423	10

(a)	Amount rounds to less than one thousand.

December 31, 2023	J.P. Morgan Large Cap Funds	223

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2023 were as follows:

Equity Income Fund	$305
Equity Index Fund	33
Equity Premium Income Fund	35
Hedged Equity Fund	324
Hedged Equity 2 Fund	54
Hedged Equity 3 Fund	32
Large Cap Growth Fund	1,509
Large Cap Value Fund	59
U.S. Applied Data Science Value Fund	2
U.S. Equity Fund	130
U.S. GARP Equity Fund	8
U.S. Large Cap Core Plus Fund	21
U.S. Research Enhanced Equity Fund	43
U.S. Sustainable Leaders Fund	2
U.S. Value Fund	95
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2023 the amount of these reimbursements were as follows:

Equity Income Fund	$4
Equity Index Fund	1
Equity Premium Income Fund	1
Hedged Equity Fund	2
Hedged Equity 2 Fund	1
Hedged Equity 3 Fund	1
Large Cap Growth Fund	5
Large Cap Value Fund	1
U.S. Applied Data Science Value Fund	1
U.S. Equity Fund	2
U.S. GARP Equity Fund	1
U.S. Large Cap Core Plus Fund	1
U.S. Research Enhanced Equity Fund	1
U.S. Sustainable Leaders Fund	1
U.S. Value Fund	1
G. Other— Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended December 31, 2023, Large Cap Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

224	J.P. Morgan Large Cap Funds	December 31, 2023

The below Funds used related party broker-dealers during the six months ended December 31, 2023, and incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows:
Brokerage Commissions
Equity Income Fund	$24
Equity Premium Income Fund	3
Hedged Equity Fund	62
Hedged Equity 2 Fund	10
Hedged Equity 3 Fund	26
Large Cap Value Fund	21
U.S. Applied Data Science Value Fund	1
U.S. Equity Fund	72
U.S. Sustainable Leaders Fund	— (a)
U.S. Value Fund	12

(a)	Amount rounds to less than one thousand.
4. Investment Transactions
During the six months ended December 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Income Fund	$3,979,118	$6,481,358	$—	$—
Equity Index Fund	460,927	260,774	—	—
Equity Premium Income Fund	5,096,301	5,059,603	—	—
Hedged Equity Fund	2,946,152	3,053,466	—	—
Hedged Equity 2 Fund	1,095,495	1,187,514	—	—
Hedged Equity 3 Fund	782,866	519,589	—	—
Large Cap Growth Fund	20,209,760	13,463,795	—	—
Large Cap Value Fund	2,686,362	2,681,005	—	—
U.S. Applied Data Science Value Fund	15,498	30,625	—	—
U.S. Equity Fund	5,430,288	5,249,336	—	—
U.S. GARP Equity Fund	255,293	305,700	—	—
U.S. Large Cap Core Plus Fund	562,483	490,930	408,218	347,019
U.S. Research Enhanced Equity Fund	981,801	1,377,517	—	—
U.S. Sustainable Leaders Fund	19,387	22,159	—	—
U.S. Value Fund	770,393	365,344	—	—

December 31, 2023	J.P. Morgan Large Cap Funds	225

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Income Fund	$31,849,719	$15,273,985	$748,528	$14,525,457
Equity Index Fund	3,938,885	4,999,690	57,687	4,942,003
Equity Premium Income Fund	5,151,418	826,380	97,023	729,357
Hedged Equity Fund	10,924,461	6,451,742	74,288	6,377,454
Hedged Equity 2 Fund	4,069,852	1,017,754	442,385	575,369
Hedged Equity 3 Fund	2,344,220	595,662	68,296	527,366
Large Cap Growth Fund	49,558,158	23,619,579	147,654	23,471,925
Large Cap Value Fund	3,212,613	483,935	28,670	455,265
U.S. Applied Data Science Value Fund	137,209	36,867	5,495	31,372
U.S. Equity Fund	15,910,299	9,770,170	59,275	9,710,895
U.S. GARP Equity Fund	633,096	590,633	1,766	588,867
U.S. Large Cap Core Plus Fund *	681,637	937,909	28,530	909,379
U.S. Research Enhanced Equity Fund	4,582,064	3,176,671	39,895	3,136,776
U.S. Sustainable Leaders Fund	141,057	50,386	2,063	48,323
U.S. Value Fund	4,427,475	994,220	79,989	914,231

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
At June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Index Fund	$46,651	$39,171
Equity Premium Income Fund	344,458	58,374
Hedged Equity Fund	690,096	503,446
Hedged Equity 2 Fund	165,296	140,611
Hedged Equity 3 Fund	82,738	76,652
Large Cap Growth Fund	196,828	—
U.S. GARP Equity Fund	820	—
U.S. Sustainable Leaders Fund	13,016	2,886
U.S. Value Fund	3,251	408

226	J.P. Morgan Large Cap Funds	December 31, 2023

Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$3,561	$—
Equity Index Fund	(3,445)	26,924
Equity Premium Income Fund	214,905	57,671
Hedged Equity 2 Fund	177,109	225,151
Hedged Equity 3 Fund	43,598	125,509
Large Cap Growth Fund	953,148	665,440
U.S. Equity Fund	82,726	—
U.S. GARP Equity Fund	5,236	—
U.S. Large Cap Core Plus Fund	5,132	—
U.S. Research Enhanced Equity Fund	34,234	—
U.S. Sustainable Leaders Fund	1,527	2,562
U.S. Value Fund	(5,706)	10,137
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund as of December 31, 2023. Average borrowings from the Facility for the six months ended December 31, 2023, were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$9,194	5.81%	3	$4
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.

December 31, 2023	J.P. Morgan Large Cap Funds	227

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The Funds did not utilize the Credit Facility during the six months ended December 31, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of December 31, 2023, the Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Income Fund	1	10.4%	2	31.3%
Equity Index Fund	2	21.2	—	—
Equity Premium Income Fund	1	21.2	2	43.2
Hedged Equity Fund	—	—	2	42.0
Hedged Equity 2 Fund	1	15.2	4	49.6
Hedged Equity 3 Fund	—	—	3	41.9
Large Cap Growth Fund	—	—	1	19.8
Large Cap Value Fund	1	11.8	1	14.2
U.S. Applied Data Science Value Fund	—	—	3	33.7
U.S. Equity Fund	—	—	1	17.5
U.S. GARP Equity Fund	3	45.3	—	—
U.S. Large Cap Core Plus Fund	1	27.3	—	—
U.S. Research Enhanced Equity Fund	—	—	1	12.7
U.S. Sustainable Leaders Fund	—	—	2	35.1
U.S. Value Fund	—	—	2	39.8
As of December 31, 2023, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	— %	— %	63.8%
Large Cap Value Fund	24.7	—	—
U.S. Equity Fund	—	10.7	—
U.S. GARP Equity Fund	53.1	—	—
U.S. Research Enhanced Equity Fund	13.1	37.5	—
Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational

228	J.P. Morgan Large Cap Funds	December 31, 2023

issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2023	J.P. Morgan Large Cap Funds	229

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2023, and continued to hold your shares at the end of the reporting period, December 31, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund
Class A
Actual	$1,000.00	$1,048.30	$4.89	0.95%
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class C
Actual	1,000.00	1,045.30	7.45	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class I
Actual	1,000.00	1,049.90	3.61	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R2
Actual	1,000.00	1,047.20	6.23	1.21
Hypothetical	1,000.00	1,019.05	6.14	1.21
Class R3
Actual	1,000.00	1,048.30	4.89	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class R4
Actual	1,000.00	1,049.50	3.61	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R5
Actual	1,000.00	1,050.70	2.84	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R6
Actual	1,000.00	1,051.30	2.32	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45

230	J.P. Morgan Large Cap Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Index Fund
Class A
Actual	$1,000.00	$1,078.00	$2.35	0.45%
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class C
Actual	1,000.00	1,074.60	5.48	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
Class I
Actual	1,000.00	1,079.20	1.05	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20
Class R6
Actual	1,000.00	1,080.20	0.21	0.04
Hypothetical	1,000.00	1,024.94	0.20	0.04
JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	1,038.50	4.36	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,035.90	6.91	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,039.80	3.08	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R5
Actual	1,000.00	1,040.60	2.31	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,041.10	1.74	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,024.60	4.17	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82
Class C
Actual	1,000.00	1,021.80	6.76	1.33
Hypothetical	1,000.00	1,018.45	6.75	1.33
Class I
Actual	1,000.00	1,025.80	2.90	0.57
Hypothetical	1,000.00	1,022.27	2.90	0.57
Class R5
Actual	1,000.00	1,026.50	2.19	0.43
Hypothetical	1,000.00	1,022.98	2.19	0.43
Class R6
Actual	1,000.00	1,027.00	1.63	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
JPMorgan Hedged Equity 2 Fund
Class A
Actual	1,000.00	1,009.50	4.29	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,006.90	6.81	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35

December 31, 2023	J.P. Morgan Large Cap Funds	231

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity 2 Fund (continued)
Class I
Actual	$1,000.00	$1,010.80	$2.98	0.59%
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R5
Actual	1,000.00	1,012.20	2.23	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,012.10	1.72	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
JPMorgan Hedged Equity 3 Fund
Class A
Actual	1,000.00	1,068.60	4.42	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	1,065.50	7.01	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,069.90	3.07	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R5
Actual	1,000.00	1,070.50	2.34	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,071.10	1.77	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,090.60	4.94	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,087.80	7.56	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,092.00	3.63	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,089.30	6.25	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,090.70	4.94	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,091.90	3.63	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,092.80	2.84	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,093.40	2.32	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

232	J.P. Morgan Large Cap Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund
Class A
Actual	$1,000.00	$1,064.00	$4.83	0.93%
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class C
Actual	1,000.00	1,061.50	7.46	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,066.20	3.58	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,062.80	6.17	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,064.00	4.88	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,065.70	3.58	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,066.70	2.81	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,067.20	2.29	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
JPMorgan U.S. Applied Data Science Value Fund
Class A
Actual	1,000.00	1,070.10	3.80	0.73
Hypothetical	1,000.00	1,021.47	3.71	0.73
Class C
Actual	1,000.00	1,067.50	6.39	1.23
Hypothetical	1,000.00	1,018.95	6.24	1.23
Class I
Actual	1,000.00	1,071.50	2.55	0.49
Hypothetical	1,000.00	1,022.67	2.49	0.49
Class R2
Actual	1,000.00	1,068.10	5.67	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class R5
Actual	1,000.00	1,072.00	2.29	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,072.50	1.77	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,087.10	4.93	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,084.30	7.54	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44

December 31, 2023	J.P. Morgan Large Cap Funds	233

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class I
Actual	$1,000.00	$1,088.70	$3.62	0.69%
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class L
Actual	1,000.00	1,089.70	2.84	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R2
Actual	1,000.00	1,086.00	6.24	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,087.10	4.93	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,088.30	3.62	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R5
Actual	1,000.00	1,089.70	2.84	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,089.90	2.31	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
JPMorgan U.S. GARP Equity Fund
Class A
Actual	1,000.00	1,106.20	4.45	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class C
Actual	1,000.00	1,103.40	7.08	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class I
Actual	1,000.00	1,107.50	3.13	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R2
Actual	1,000.00	1,104.70	5.77	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class R5
Actual	1,000.00	1,108.40	2.33	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,108.90	1.80	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,095.30	9.27	1.76
Hypothetical	1,000.00	1,016.29	8.92	1.76
Class C
Actual	1,000.00	1,092.00	11.88	2.26
Hypothetical	1,000.00	1,013.78	11.44	2.26
Class I
Actual	1,000.00	1,096.90	7.96	1.51
Hypothetical	1,000.00	1,017.55	7.66	1.51

234	J.P. Morgan Large Cap Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R2
Actual	$1,000.00	$1,092.80	$11.63	2.21%
Hypothetical	1,000.00	1,014.03	11.19	2.21
Class R5
Actual	1,000.00	1,096.10	8.22	1.56
Hypothetical	1,000.00	1,017.29	7.91	1.56
Class R6
Actual	1,000.00	1,097.00	7.70	1.46
Hypothetical	1,000.00	1,017.80	7.41	1.46
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,085.10	3.14	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class I
Actual	1,000.00	1,086.50	1.84	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class R6
Actual	1,000.00	1,086.90	1.31	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
JPMorgan U.S. Sustainable Leaders Fund
Class A
Actual	1,000.00	1,089.20	3.36	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
Class C
Actual	1,000.00	1,086.40	5.98	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class I
Actual	1,000.00	1,090.50	2.05	0.39
Hypothetical	1,000.00	1,023.18	1.98	0.39
Class R6
Actual	1,000.00	1,090.70	1.79	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
JPMorgan U.S. Value Fund
Class A
Actual	1,000.00	1,053.50	4.85	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class C
Actual	1,000.00	1,050.90	7.42	1.44
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class I
Actual	1,000.00	1,054.90	3.56	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R2
Actual	1,000.00	1,052.20	6.14	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R3
Actual	1,000.00	1,053.50	4.85	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R4
Actual	1,000.00	1,055.00	3.56	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69

December 31, 2023	J.P. Morgan Large Cap Funds	235

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Value Fund (continued)
Class R5
Actual	$1,000.00	$1,055.70	$2.79	0.54%
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,056.20	2.27	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

236	J.P. Morgan Large Cap Funds	December 31, 2023

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June  20-21, 2023 and August  8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.   Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
•   The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;

December 31, 2023	J.P. Morgan Large Cap Funds	237

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Funds;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’
distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's

238	J.P. Morgan Large Cap Funds	December 31, 2023

investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable,  institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds’ selected share classes with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Equity Income Fund’s performance for Class A, Class I and Class R6 shares was in the first, second and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Equity Index Fund’s performance for Class A shares was in the third, second and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the third, third and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class R6 shares was in the third, second and second quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed

December 31, 2023	J.P. Morgan Large Cap Funds	239

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Equity Premium Income Fund’s performance for Class A shares was in the second and first quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the second and first quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles of the Universe for the one- and three-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the second, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I and Class R6 shares was in the third, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Hedged Equity 2 Fund’s performance for Class A shares was in the fourth quintile of the Universe for the one-year period ended December 31, 2022. The Trustees noted that the performance for Class I and Class R6 shares were in fifth quintile of the Universe for one-year period ended December 31,2022. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant.   Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Hedged Equity 3 Fund’s performance for Class A, Class I and Class R6  shares was in the fifth quintile of the Universe for the one-year ended December 31, 2022. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the indepen dent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Large Cap Growth Fund’s performance for Class A, Class I and Class R6 shares was in the second, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Large Cap Value Fund’s performance for Class A, Class I and Class R6  was in the first, first and second of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Applied Data Science Value Fund’s performance for Class A, Class I and Class R6 shares was in the third, second and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Equity Fund’s performance for Class A, Class I  and Class R6 shares was in the fourth, first and first quintiles of the Universe for the one-, three and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the U.S. GARP Equity Fund’s performance for Class A, Class I and Class R6 shares was in the second, second and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the

240	J.P. Morgan Large Cap Funds	December 31, 2023

independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for both Class A and Class R6 shares was in the third, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the fourth, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A, Class I and Class R6 shares was in the third, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Sustainable Leaders Fund’s performance for Class A and Class I shares was in the fifth, third and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the fifth quintile of the Universe for the one-year period ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Equity Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the U.S. Value Fund’s performance for Class A, Class I and Class R6 shares was in the first quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2022.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Equity Index Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively. The Trustees noted that the

December 31, 2023	J.P. Morgan Large Cap Funds	241

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
net advisory fee for Class R6 shares was in the second and first quintiles of the Peer Group and Universe, respectively. and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Equity Premium Income Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I and Class R6 shares were in the first quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I and Class R6 shares due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Hedged Equity 2 Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in first quintile of the Universe, and that the actual total expenses for Class I shares were in the second quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Hedged Equity 3 Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in first quintile of the Universe, and that the actual total expenses for Class I shares were in the second quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee Class R6 shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the Large Cap Value Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Applied Data Science Value Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile of both the Peer Group and the Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The

242	J.P. Morgan Large Cap Funds	December 31, 2023

Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. GARP Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A shares were in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in fourth quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the fifth and fourth quintile of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the fourth and second quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A and Class I shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Sustainable Leader Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.
The Trustees noted that the U.S. Value Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintiles of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that both the net advisory fee and actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

December 31, 2023	J.P. Morgan Large Cap Funds	243

244

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. December 2023.
SAN-LCE-1223

Semi-Annual Report
J.P. Morgan SmartRetirement® Funds
December 31, 2023  (Unaudited)
JPMorgan SmartRetirement® Income Fund
JPMorgan SmartRetirement® 2020 Fund
JPMorgan SmartRetirement® 2025 Fund
JPMorgan SmartRetirement® 2030 Fund
JPMorgan SmartRetirement® 2035 Fund
JPMorgan SmartRetirement® 2040 Fund
JPMorgan SmartRetirement® 2045 Fund
JPMorgan SmartRetirement® 2050 Fund
JPMorgan SmartRetirement® 2055 Fund
JPMorgan SmartRetirement® 2060 Fund
JPMorgan SmartRetirement® 2065 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 7, 2024 (Unaudited)
Dear Shareholder,
U.S. equity markets surged through the end of 2023 and into early 2024 as the risk of economic recession receded and the prospect of lower interest rates drove investor optimism. Globally, financial markets largely generated positive returns, despite heightened geopolitical tensions and signs of economic weakness across Europe and China.
“Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth.” — Brian S. Shlissel
Inflation pressures eased sufficiently during the second half of 2023 to allow the U.S. Federal Reserve (the “Fed”) to hold the benchmark discount interest rate at 5.25% at its June 2023 meeting, ending a string of 10 consecutive interest rate increases. The Fed raised rates once more in July 2023, then held the benchmark rate at 5.50% for the remainder of the 2023.
In the face of elevated interest rates, the U.S. economy proved surprisingly resilient and largely led developed markets in growth through the end of 2023. Gross domestic product outpaced economists’ consensus expectations with a 4.9% jump in the third quarter and estimated growth of 3.3% in the fourth quarter. Though the U.S. economy continued to expand, inflation data indicated that the Fed’s efforts to cool the domestic economy appeared to be effective.
Certain other measures of the U.S. economy showed little sign of weakness. Consumer spending remained elevated in the second half of 2023 and rose month-to-month to reach approximately $709.9 billion in retail sales in December 2023. The unemployment rate settled at 3.7% in the final two months of 2023 as approximately 333,000 jobs were added in December alone. Further, an estimated 353,000 jobs were added in January 2024, approximately double the increase anticipated by certain economists.
Both equity and bond markets in the U.S. performed well, buoyed by the overall strength shown by the U.S. economy and the apparent turn in Fed policy. Stronger-than-expected  consumer spending and corporate earnings, as well as investor expectations for artificial-intelligence-driven productivity gains bolstered demand for equities in recent months. Certain leading U.S. equity indexes returned more than 9% in November and in excess of 5% in December 2023. In January 2024, the S&P 500 Index reached six new closing highs and surpassed 4,800 points for the first time. However, equity market gains were not broadly spread: The largest 10 stocks in the S&P 500 Index comprised approximately 90% of the index’s price gains for all of 2023.
While U.S. financial markets largely appeared to withstand increased geopolitical tensions in 2023, the potential for the conflicts in Ukraine and Israel to expand in intensity and geography may threaten global economic growth and increase market volatility. Additionally, the Fed may be forced to change policy should the strength of U.S. economy recede or the downward trend in inflation were to reverse.
Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth. While risks to the growth outlook remain, we believe investors who hold a well-diversified portfolio over the long term should be positioned to benefit from positive economic trends.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2023	J.P. Morgan SmartRetirement® Funds	1

JPMorgan SmartRetirement® Funds
FUND FACTS
SIX MONTHS ENDED December 31, 2023 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2023 ($000)
JPMorgan SmartRetirement® Income Fund	4.87%	4.60%	S&P Target Date Retirement Income Index	1,120,712
JPMorgan SmartRetirement® 2020 Fund	4.86%	5.11%	S&P Target Date 2020 Index	1,462,681
JPMorgan SmartRetirement® 2025 Fund	5.08%	5.26%	S&P Target Date 2025 Index	3,045,288
JPMorgan SmartRetirement® 2030 Fund	5.71%	5.79%	S&P Target Date 2030 Index	4,356,666
JPMorgan SmartRetirement® 2035 Fund	6.17%	6.26%	S&P Target Date 2035 Index	3,763,381
JPMorgan SmartRetirement® 2040 Fund	6.60%	6.66%	S&P Target Date 2040 Index	3,822,843
JPMorgan SmartRetirement® 2045 Fund	6.82%	6.88%	S&P Target Date 2045 Index	2,918,709
JPMorgan SmartRetirement® 2050 Fund	6.93%	7.01%	S&P Target Date 2050 Index	2,594,389
JPMorgan SmartRetirement® 2055 Fund	6.77%	7.02%	S&P Target Date 2055 Index	1,628,350
JPMorgan SmartRetirement® 2060 Fund	6.82%	7.03%	S&P Target Date 2060 Index	597,901
JPMorgan SmartRetirement® 2065 Fund	6.80%	7.10%	S&P Target Date 2065+ Index	10,200

*
Returns for the JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2055 Fund,
JPMorgan SmartRetirement® 2060 Fund and JPMorgan SmartRetirement® 2065 Fund are based on Class I Shares. The remaining JPMorgan
SmartRetirement® Funds’ returns are based on Class R5 Shares.

2	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Fixed Income	54.4%
U.S. Equity	23.6
International Equity	15.9
Others (each less than 1.0%)	1.0
Short-Term Investments	5.1
JPMorgan SmartRetirement® 2020 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Fixed Income	54.3%
U.S. Equity	23.5
International Equity	16.1
Others (each less than 1.0%)	1.1
Short-Term Investments	5.0
JPMorgan SmartRetirement® 2025 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Fixed Income	49.1%
U.S. Equity	28.0
International Equity	19.2
Others (each less than 1.0%)	1.0
Short-Term Investments	2.7
JPMorgan SmartRetirement® 2030 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Fixed Income	38.3%
U.S. Equity	34.4
International Equity	23.2
Alternative Assets	1.2
U.S. Treasury Notes	0.1
Short-Term Investments	2.8
JPMorgan SmartRetirement® 2035 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	42.8%
International Equity	27.2
Fixed Income	25.9
Alternative Assets	1.4
U.S. Treasury Notes	0.1
Short-Term Investments	2.6
JPMorgan SmartRetirement® 2040 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	48.8%
International Equity	31.1
Fixed Income	16.5
Alternative Assets	1.7
U.S. Treasury Notes	0.2
Short-Term Investments	1.7
JPMorgan SmartRetirement® 2045 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	53.1%
International Equity	34.2
Fixed Income	8.8
Alternative Assets	1.8
U.S. Treasury Notes	0.1
Short-Term Investments	2.0
JPMorgan SmartRetirement® 2050 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	54.9%
International Equity	35.2
Fixed Income	6.0
Alternative Assets	2.0
U.S. Treasury Notes	0.1
Short-Term Investments	1.8

December 31, 2023	J.P. Morgan SmartRetirement® Funds	3

JPMorgan SmartRetirement® Funds
FUND FACTS
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
JPMorgan SmartRetirement® 2055 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	54.7%
International Equity	35.2
Fixed Income	5.9
Alternative Assets	1.9
U.S. Treasury Notes	0.2
Short-Term Investments	2.1
JPMorgan SmartRetirement® 2060 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	54.7%
International Equity	35.1
Fixed Income	5.8
Alternative Assets	1.9
U.S. Treasury Notes	0.2
Short-Term Investments	2.3
JPMorgan SmartRetirement® 2065 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	52.0%
International Equity	33.9
Fixed Income	5.8
Alternative Assets	1.8
Short-Term Investments	6.5

4	J.P. Morgan SmartRetirement® Funds	December 31, 2023

J.P. Morgan SmartRetirement® Funds
FUNDS COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
INVESTMENT OBJECTIVES*
The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
HOW DID THE MARKET PERFORM?
U.S. equity markets largely rallied in the final two months of 2023, rebounding from three months of declines to generate positive returns for the six month period. Investor demand for large cap stocks in the technology and communications sectors was a leading driver of equity market returns. Bond markets generally provided positive returns but underperformed equity markets.
After raising its policy benchmark interest rates by 0.25% in July 2023, the U.S. Federal Reserve (the “Fed”) declined to raise rates further at its next three meetings for the year. More importantly for investors, the central bank stated in December 2023 that it could begin to lower interest rates in the first half of 2024, if inflationary pressures continued to recede.
While the U.S. economic growth showed signs of slowing in mid-2023, third-quarter gross domestic product exceeded economists’ consensus expectations with a 4.9% increase. Growth was largely driven by resilient consumer spending and inventory building by businesses. The unemployment rate in the U.S. remained historically low at 3.8% for most of the six-month period before settling at 3.7% in December 2023. The data and the outlook for interest rates fed investor expectations that the U.S. could avoid an economic recession in 2024.
U.S. equities generally outperformed both international developed markets and emerging markets equities for the period. Overall, gains in U.S. markets were led by large capitalization stocks in the technology and communications sectors, particularly the so-called Magnificent Seven: Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc. At the end of 2023, the 10 largest companies in the S&P 500 Index accounted for 31.2% of the index’s total market capitalization. Notably, only within small cap stocks did value outperform growth for the period.
Investor expectations that the Fed and private sector banks could begin to lower their interest rates sparked a broad rally in U.S. fixed income markets in the final two months of 2023. Overall, lower quality bonds, high yield bonds (also known a junk bonds) and emerging markets debt outperformed U.S. Treasury bonds and higher quality U.S. corporate debt.
WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?
The JPMorgan SmartRetirement Income Fund and the remaining ten SmartRetirement Funds (Class I Shares or Class R5 Shares) underperformed their respective S&P Target Date Indexes (the “Benchmarks”) for six months ended December 31, 2023.
In terms of manager selection, the Funds’ investments in U.S. core fixed income, U.S. small and mid cap equity and high yield bonds (also known as junk bonds) were leading detractors from performance relative to the Funds’ respective Benchmarks. Specifically, the JPMorgan Core Bond Fund, JPMorgan Growth Advantage Fund and JPMorgan Small Cap Equity Fund were leading detractors from relative performance. The Fund’s investments in international developed markets equity, U.S. large cap equity and U.S. multi cap equity were leading contributors to performance relative to the Funds’ respective Benchmarks. Specifically, the JPMorgan International Equity Fund, JPMorgan Value Advantage Fund and JPMorgan U.S. Equity Fund were leading contributors to relative performance.
From a strategic perspective, the Funds’ underweight allocation to real estate investment trusts and its overweight allocation to emerging markets equity were leading detractors from relative performance, while the Funds’ overall allocations to equities and their underweight allocations to fixed income contributed to relative performance, particularly for Funds of longer target dates. The Funds’ broader diversification within fixed income relative to the S&P Target Date Indexes, also contributed to relative performance.
From an active asset allocation perspective, the Funds’ underweighted positions within equity were leading detractors from relative performance as global equity markets delivered positive returns.
Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Active asset allocation generally involves a more active approach and seeks to take advantage of short-to-intermediate term investment opportunities.
HOW WERE THE FUNDS POSITIONED?
The Funds invested in underlying J.P. Morgan Funds (the “underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the

December 31, 2023	J.P. Morgan SmartRetirement® Funds	5

J.P. Morgan SmartRetirement® Funds
FUNDS COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.
The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement active asset allocations.

*
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge **		0.00%***	6.60%	3.89%	3.35%
Without Sales Charge		4.69	11.62	4.85	3.83
CLASS C SHARES	May 15, 2006
With CDSC ****		3.34	9.97	4.20	3.30
Without CDSC		4.34	10.97	4.20	3.30
CLASS I SHARES	May 15, 2006	4.74	11.82	4.98	3.95
CLASS R2 SHARES	November 3, 2008	4.51	11.22	4.42	3.45
CLASS R3 SHARES	September 9, 2016	4.71	11.51	4.69	3.70
CLASS R4 SHARES	September 9, 2016	4.81	11.83	4.94	3.91
CLASS R5 SHARES	May 15, 2006	4.87	12.01	5.11	4.07
CLASS R6 SHARES	November 3, 2014	4.90	12.05	5.20	4.16

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Amount rounds to less than 0.005%.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® Income Fund, the S&P Target Date Retirement Income Index and the JPM SmartRetirement Income Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement Income Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate

December 31, 2023	J.P. Morgan SmartRetirement® Funds	7

JPMorgan SmartRetirement® Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement Income Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 01, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date Retirement Income Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

8	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2020 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge **		(0.03)%	6.52%	4.18%	3.93%
Without Sales Charge		4.67	11.55	5.15	4.41
CLASS C SHARES	May 15, 2006
With CDSC ***		3.35	9.87	4.52	3.88
Without CDSC		4.35	10.87	4.52	3.88
CLASS I SHARES	May 15, 2006	4.75	11.76	5.31	4.55
CLASS R2 SHARES	November 3, 2008	4.53	11.20	4.77	4.06
CLASS R3 SHARES	September 9, 2016	4.67	11.49	5.04	4.31
CLASS R4 SHARES	September 9, 2016	4.77	11.73	5.31	4.53
CLASS R5 SHARES	May 15, 2006	4.86	11.93	5.46	4.68
CLASS R6 SHARES	November 3, 2014	4.90	11.98	5.56	4.77

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2020 Fund, the S&P Target Date 2020 Index and the JPM SmartRetirement 2020 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement 2020 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM

December 31, 2023	J.P. Morgan SmartRetirement® Funds	9

JPMorgan SmartRetirement® 2020 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
SmartRetirement 2020 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 01, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2020 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

10	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2025 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge **		0.28%	7.92%	5.32%	4.61%
Without Sales Charge		5.02	13.03	6.29	5.10
CLASS C SHARES	July 31, 2007
With CDSC ***		3.72	11.46	5.68	4.58
Without CDSC		4.72	12.46	5.68	4.58
CLASS I SHARES	July 31, 2007	5.08	13.29	6.47	5.25
CLASS R2 SHARES	November 3, 2008	4.84	12.74	5.95	4.77
CLASS R3 SHARES	September 9, 2016	5.02	13.00	6.21	5.02
CLASS R4 SHARES	September 9, 2016	5.14	13.31	6.47	5.23
CLASS R5 SHARES	July 31, 2007	5.18	13.46	6.62	5.39
CLASS R6 SHARES	November 3, 2014	5.22	13.58	6.74	5.49

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2025 Fund, the S&P Target Date 2025 Index and the JPM SmartRetirement 2025 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement 2025 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM

December 31, 2023	J.P. Morgan SmartRetirement® Funds	11

JPMorgan SmartRetirement® 2025 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
SmartRetirement 2025 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 01, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2025 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

12	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2030 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge **		0.77%	9.90%	6.41%	5.27%
Without Sales Charge		5.51	15.11	7.40	5.75
CLASS C SHARES	May 15, 2006
With CDSC ***		4.16	13.45	6.77	5.23
Without CDSC		5.16	14.45	6.77	5.23
CLASS I SHARES	May 15, 2006	5.62	15.34	7.57	5.90
CLASS R2 SHARES	November 3, 2008	5.35	14.79	7.03	5.42
CLASS R3 SHARES	September 9, 2016	5.46	15.00	7.29	5.67
CLASS R4 SHARES	September 9, 2016	5.58	15.33	7.57	5.89
CLASS R5 SHARES	May 15, 2006	5.71	15.53	7.74	6.06
CLASS R6 SHARES	November 3, 2014	5.70	15.59	7.83	6.14

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2030 Fund, the S&P Target Date 2030 Index and the JPM SmartRetirement 2030 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement 2030 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM

December 31, 2023	J.P. Morgan SmartRetirement® Funds	13

JPMorgan SmartRetirement® 2030 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
SmartRetirement 2030 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 01, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2030 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

14	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2035 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge **		1.32%	11.79%	7.84%	5.99%
Without Sales Charge		6.09	17.03	8.84	6.48
CLASS C SHARES	July 31, 2007
With CDSC ***		4.78	15.37	8.21	5.95
Without CDSC		5.78	16.37	8.21	5.95
CLASS I SHARES	July 31, 2007	6.17	17.24	9.02	6.63
CLASS R2 SHARES	November 3, 2008	5.88	16.66	8.47	6.14
CLASS R3 SHARES	September 9, 2016	6.06	16.93	8.73	6.39
CLASS R4 SHARES	September 9, 2016	6.15	17.23	9.02	6.62
CLASS R5 SHARES	July 31, 2007	6.22	17.42	9.17	6.78
CLASS R6 SHARES	November 3, 2014	6.32	17.53	9.29	6.87

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2035 Fund, the S&P Target Date 2035 Index and the JPM SmartRetirement 2035 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement 2035 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM

December 31, 2023	J.P. Morgan SmartRetirement® Funds	15

JPMorgan SmartRetirement® 2035 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
SmartRetirement 2035 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 01, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2035 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

16	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2040 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge **		1.64%	13.14%	8.72%	6.49%
Without Sales Charge		6.40	18.44	9.73	6.98
CLASS C SHARES	May 15, 2006
With CDSC ***		5.12	16.82	9.11	6.45
Without CDSC		6.12	17.82	9.11	6.45
CLASS I SHARES	May 15, 2006	6.50	18.68	9.93	7.14
CLASS R2 SHARES	November 3, 2008	6.23	18.11	9.38	6.65
CLASS R3 SHARES	September 9, 2016	6.39	18.42	9.66	6.91
CLASS R4 SHARES	September 9, 2016	6.51	18.75	9.93	7.13
CLASS R5 SHARES	May 15, 2006	6.60	18.93	10.09	7.29
CLASS R6 SHARES	November 3, 2014	6.64	18.98	10.20	7.38

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2040 Fund, the S&P Target Date 2040 Index and the JPM SmartRetirement 2040 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement 2040 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM

December 31, 2023	J.P. Morgan SmartRetirement® Funds	17

JPMorgan SmartRetirement® 2040 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
SmartRetirement 2040 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 01, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2040 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

18	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2045 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge **		1.82%	14.17%	9.36%	6.79%
Without Sales Charge		6.62	19.52	10.36	7.28
CLASS C SHARES	July 31, 2007
With CDSC ***		5.32	17.84	9.73	6.75
Without CDSC		6.32	18.84	9.73	6.75
CLASS I SHARES	July 31, 2007	6.77	19.81	10.56	7.44
CLASS R2 SHARES	November 3, 2008	6.46	19.16	10.00	6.94
CLASS R3 SHARES	September 9, 2016	6.57	19.48	10.28	7.20
CLASS R4 SHARES	September 9, 2016	6.75	19.75	10.56	7.42
CLASS R5 SHARES	July 31, 2007	6.82	19.89	10.71	7.58
CLASS R6 SHARES	November 3, 2014	6.86	20.01	10.83	7.67

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2045 Fund, the S&P Target Date 2045 Index and the JPM SmartRetirement 2045 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement 2045 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM

December 31, 2023	J.P. Morgan SmartRetirement® Funds	19

JPMorgan SmartRetirement® 2045 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
SmartRetirement 2045 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 01, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2045 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

20	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2050 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge **		1.90%	14.48%	9.37%	6.79%
Without Sales Charge		6.70	19.86	10.39	7.28
CLASS C SHARES	July 31, 2007
With CDSC ***		5.37	18.19	9.76	6.76
Without CDSC		6.37	19.19	9.76	6.76
CLASS I SHARES	July 31, 2007	6.77	20.11	10.58	7.44
CLASS R2 SHARES	November 3, 2008	6.53	19.50	10.02	6.95
CLASS R3 SHARES	September 9, 2016	6.67	19.85	10.30	7.20
CLASS R4 SHARES	September 9, 2016	6.82	20.14	10.58	7.43
CLASS R5 SHARES	July 31, 2007	6.93	20.32	10.75	7.59
CLASS R6 SHARES	November 3, 2014	6.91	20.42	10.85	7.68

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2050 Fund, the S&P Target Date 2050 Index and the JPM SmartRetirement 2050 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement 2050 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM

December 31, 2023	J.P. Morgan SmartRetirement® Funds	21

JPMorgan SmartRetirement® 2050 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
SmartRetirement 2050 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 01, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2050 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

22	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2055 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 31, 2012
With Sales Charge **		1.86%	14.45%	9.40%	6.81%
Without Sales Charge		6.67	19.85	10.40	7.30
CLASS C SHARES	January 31, 2012
With CDSC ***		5.42	18.16	9.77	6.78
Without CDSC		6.42	19.16	9.77	6.78
CLASS I SHARES	January 31, 2012	6.77	20.02	10.59	7.46
CLASS R2 SHARES	January 31, 2012	6.50	19.44	10.03	6.96
CLASS R3 SHARES	September 9, 2016	6.67	19.76	10.31	7.23
CLASS R4 SHARES	September 9, 2016	6.80	20.01	10.58	7.45
CLASS R5 SHARES	January 31, 2012	6.88	20.23	10.75	7.61
CLASS R6 SHARES	November 3, 2014	6.93	20.33	10.87	7.70

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2055 Fund, the S&P Target Date 2055 Index and the JPM SmartRetirement 2055 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement 2055 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM

December 31, 2023	J.P. Morgan SmartRetirement® Funds	23

JPMorgan SmartRetirement® 2055 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
SmartRetirement 2055 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 01, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C Shares reflects Class A Share's performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2055 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

24	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2060 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge **		1.91%	14.39%	9.39%	7.90%
Without Sales Charge		6.71	19.78	10.40	8.58
CLASS C SHARES	August 31, 2016
With CDSC ***		5.35	18.03	9.75	7.94
Without CDSC		6.35	19.03	9.75	7.94
CLASS I SHARES	August 31, 2016	6.82	19.99	10.58	8.76
CLASS R2 SHARES	August 31, 2016	6.47	19.33	10.02	8.21
CLASS R3 SHARES	September 9, 2016	6.63	19.68	10.30	8.47
CLASS R4 SHARES	September 9, 2016	6.79	19.98	10.56	8.74
CLASS R5 SHARES	August 31, 2016	6.84	20.13	10.74	8.90
CLASS R6 SHARES	August 31, 2016	6.91	20.25	10.85	9.01

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on August 31, 2016.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2060 Fund, the S&P Target Date 2060 Index and the JPM SmartRetirement 2060 Composite Benchmark from August 31, 2016 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060
Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2060 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060 Index was discontinued. As a result, performance for the S&P Target Date 2060 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement 2060 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement 2060 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance

December 31, 2023	J.P. Morgan SmartRetirement® Funds	25

JPMorgan SmartRetirement® 2060 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
commencing February 01, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2060 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

26	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2065 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	November 1, 2022
With Sales Charge **		1.82%	14.09%	14.99%
Without Sales Charge		6.63	19.45	19.65
CLASS C SHARES	November 1, 2022
With CDSC ***		5.33	17.77	18.97
Without CDSC		6.33	18.77	18.97
CLASS I SHARES	November 1, 2022	6.72	19.69	19.89
CLASS R2 SHARES	November 1, 2022	6.50	19.10	19.29
CLASS R3 SHARES	November 1, 2022	6.60	19.35	19.55
CLASS R4 SHARES	November 1, 2022	6.70	19.67	19.87
CLASS R5 SHARES	November 1, 2022	6.80	19.86	20.05
CLASS R6 SHARES	November 1, 2022	6.82	19.95	20.15

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (11/1/22 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on November 1, 2022.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2065 Fund, the S&P Target Date 2065+ and the JPM SmartRetirement 2065 Composite Benchmark Index from November 1, 2022 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2065+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The S&P Target Date 2065+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2065+ Index is comprised of underlying indices of securities. The JPM SmartRetirement 2065 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT
Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement 2060 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing November 01, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

27

JPMorgan SmartRetirement® 2065 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
The S&P Target Date 2065+ Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

28

JPMorgan SmartRetirement® Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 75.8%
Fixed Income — 49.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	34,168	352,269
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	16,348	118,686
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	109	673
JPMorgan High Yield Fund Class R6 Shares (a)	12,833	82,514
Total Fixed Income		554,142
International Equity — 5.6%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	430	12,755
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	825	12,797
JPMorgan International Equity Fund Class R6 Shares (a)	1,968	37,245
Total International Equity		62,797
U.S. Equity — 20.8%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	247	13,394
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	335	6,681
JPMorgan Small Cap Value Fund Class R6 Shares (a)	248	6,676
JPMorgan U.S. Equity Fund Class R6 Shares (a)	4,845	103,584
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	2,772	102,289
Total U.S. Equity		232,624
Total Investment Companies (Cost $773,075)		849,563
Exchange-Traded Funds — 18.8%
Alternative Assets — 0.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	28	2,528
JPMorgan Realty Income ETF (a)	143	6,429
Total Alternative Assets		8,957
Fixed Income — 4.9%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	304	14,164
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	13	576
JPMorgan Inflation Managed Bond ETF (a)	863	40,144
Total Fixed Income		54,884
International Equity — 10.3%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	305	11,063
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — continued
JPMorgan Global Select Equity ETF (a)	441	23,084
JPMorgan International Research Enhanced Equity ETF (a)	1,396	81,557
Total International Equity		115,704
U.S. Equity — 2.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	369	31,281
Total Exchange-Traded Funds (Cost $189,931)		210,826
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $2,394)	2,416	2,401
	SHARES (000)
Short-Term Investments — 5.1%
Investment Companies — 5.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $56,538)	56,538	56,538
Total Investments — 99.9% (Cost $1,021,938)		1,119,328
Other Assets Less Liabilities — 0.1%		1,384
NET ASSETS — 100.0%		1,120,712

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	29

JPMorgan SmartRetirement® Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	337	03/19/2024	USD	37,991	1,181
Short Contracts
MSCI EAFE E-Mini Index	(92)	03/15/2024	USD	(10,361)	(407)
MSCI Emerging Markets E-Mini Index	(345)	03/15/2024	USD	(17,831)	(867)
S&P 500 E-Mini Index	(63)	03/15/2024	USD	(15,179)	(561)
(1,835)
(654)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 75.8%
Fixed Income — 49.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	44,320	456,936
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,293	154,590
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	174	1,069
JPMorgan High Yield Fund Class R6 Shares (a)	17,025	109,471
Total Fixed Income		722,066
International Equity — 5.7%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	562	16,678
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,079	16,732
JPMorgan International Equity Fund Class R6 Shares (a)	2,660	50,325
Total International Equity		83,735
U.S. Equity — 20.7%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	322	17,455
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	437	8,706
JPMorgan Small Cap Value Fund Class R6 Shares (a)	323	8,700
JPMorgan U.S. Equity Fund Class R6 Shares (a)	6,234	133,293
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	3,643	134,423
Total U.S. Equity		302,577
Total Investment Companies (Cost $1,010,450)		1,108,378
Exchange-Traded Funds — 18.9%
Alternative Assets — 0.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	32	2,905
JPMorgan Realty Income ETF (a)	224	10,061
Total Alternative Assets		12,966
Fixed Income — 4.9%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	398	18,536
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	17	766
JPMorgan Inflation Managed Bond ETF (a)	1,133	52,696
Total Fixed Income		71,998
International Equity — 10.3%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	384	13,929
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — continued
JPMorgan Global Select Equity ETF (a)	581	30,404
JPMorgan International Research Enhanced Equity ETF (a)	1,825	106,645
Total International Equity		150,978
U.S. Equity — 2.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	482	40,806
Total Exchange-Traded Funds (Cost $248,192)		276,748
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $3,062)	3,089	3,070
	SHARES (000)
Short-Term Investments — 5.0%
Investment Companies — 5.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $72,507)	72,507	72,507
Total Investments — 99.9% (Cost $1,334,211)		1,460,703
Other Assets Less Liabilities — 0.1%		1,978
NET ASSETS — 100.0%		1,462,681

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	31

JPMorgan SmartRetirement® 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	452	03/19/2024	USD	50,956	1,585
Short Contracts
MSCI EAFE E-Mini Index	(141)	03/15/2024	USD	(15,879)	(630)
MSCI Emerging Markets E-Mini Index	(453)	03/15/2024	USD	(23,414)	(1,139)
S&P 500 E-Mini Index	(83)	03/15/2024	USD	(19,998)	(739)
(2,508)
(923)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 77.5%
Fixed Income — 46.0%
JPMorgan Core Bond Fund Class R6 Shares (a)	86,186	888,574
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	40,666	295,238
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,469	9,034
JPMorgan High Yield Fund Class R6 Shares (a)	32,204	207,071
Total Fixed Income		1,399,917
International Equity — 6.9%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,490	44,215
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,862	44,387
JPMorgan International Equity Fund Class R6 Shares (a)	6,362	120,373
Total International Equity		208,975
U.S. Equity — 24.6%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	804	43,589
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,091	21,742
JPMorgan Small Cap Value Fund Class R6 Shares (a)	806	21,725
JPMorgan U.S. Equity Fund Class R6 Shares (a)	15,480	330,953
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	8,999	332,070
Total U.S. Equity		750,079
Total Investment Companies (Cost $2,210,066)		2,358,971
Exchange-Traded Funds — 19.6%
Alternative Assets — 0.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	80	7,193
JPMorgan Realty Income ETF (a)	469	21,098
Total Alternative Assets		28,291
Fixed Income — 3.1%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	467	21,724
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	32	1,457
JPMorgan Inflation Managed Bond ETF (a)	1,536	71,462
Total Fixed Income		94,643
International Equity — 12.3%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	1,112	40,300
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — continued
JPMorgan Global Select Equity ETF (a)	1,428	74,732
JPMorgan International Research Enhanced Equity ETF (a)	4,440	259,445
Total International Equity		374,477
U.S. Equity — 3.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,193	101,102
Total Exchange-Traded Funds (Cost $532,305)		598,513
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $4,775)	4,817	4,787
	SHARES (000)
Short-Term Investments — 2.7%
Investment Companies — 2.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $82,232)	82,232	82,232
Total Investments — 100.0% (Cost $2,829,378)		3,044,503
Other Assets Less Liabilities — 0.0% ^		785
NET ASSETS — 100.0%		3,045,288

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	33

JPMorgan SmartRetirement® 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	917	03/19/2024	USD	103,377	3,215
Short Contracts
MSCI EAFE E-Mini Index	(285)	03/15/2024	USD	(32,097)	(1,272)
MSCI Emerging Markets E-Mini Index	(763)	03/15/2024	USD	(39,435)	(1,919)
S&P 500 E-Mini Index	(67)	03/15/2024	USD	(16,143)	(597)
(3,788)
(573)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 75.6%
Fixed Income — 37.5%
JPMorgan Core Bond Fund Class R6 Shares (a)	101,588	1,047,366
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	47,432	344,356
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,488	9,152
JPMorgan High Yield Fund Class R6 Shares (a)	36,415	234,148
Total Fixed Income		1,635,022
International Equity — 7.8%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,365	40,510
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,401	83,775
JPMorgan International Equity Fund Class R6 Shares (a)	11,258	213,002
Total International Equity		337,287
U.S. Equity — 30.3%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,458	79,036
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,981	39,467
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,463	39,436
JPMorgan U.S. Equity Fund Class R6 Shares (a)	28,168	602,239
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	15,177	560,027
Total U.S. Equity		1,320,205
Total Investment Companies (Cost $2,964,228)		3,292,514
Exchange-Traded Funds — 21.8%
Alternative Assets — 1.2%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	145	12,977
JPMorgan Realty Income ETF (a)	850	38,254
Total Alternative Assets		51,231
Fixed Income — 0.9%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	323	15,029
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	321	14,755
JPMorgan Inflation Managed Bond ETF (a)	187	8,684
Total Fixed Income		38,468
International Equity — 15.5%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,042	74,020
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — continued
JPMorgan Global Select Equity ETF (a)	2,551	133,442
JPMorgan International Research Enhanced Equity ETF (a)	7,986	466,724
Total International Equity		674,186
U.S. Equity — 4.2%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	2,166	183,503
Total Exchange-Traded Funds (Cost $837,447)		947,388
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $5,902)	5,955	5,918
	SHARES (000)
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $121,876)	121,876	121,876
Total Investments — 100.3% (Cost $3,929,453)		4,367,696
Liabilities in Excess of Other Assets — (0.3)%		(11,030)
NET ASSETS — 100.0%		4,356,666

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	35

JPMorgan SmartRetirement® 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	94	03/15/2024	USD	22,648	834
U.S. Treasury 10 Year Note	1,324	03/19/2024	USD	149,260	4,641
					5,475
Short Contracts
MSCI EAFE E-Mini Index	(397)	03/15/2024	USD	(44,710)	(1,773)
MSCI Emerging Markets E-Mini Index	(216)	03/15/2024	USD	(11,164)	(318)
					(2,091)
					3,384

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 74.6%
Fixed Income — 25.9%
JPMorgan Core Bond Fund Class R6 Shares (a)	23,070	237,852
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	83,046	602,916
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	398	2,450
JPMorgan High Yield Fund Class R6 Shares (a)	20,246	130,179
Total Fixed Income		973,397
International Equity — 8.4%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	386	11,440
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,532	85,808
JPMorgan International Equity Fund Class R6 Shares (a)	11,584	219,162
Total International Equity		316,410
U.S. Equity — 40.3%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	10,833	369,741
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	760	41,184
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,031	20,543
JPMorgan Small Cap Value Fund Class R6 Shares (a)	761	20,527
JPMorgan U.S. Equity Fund Class R6 Shares (a)	15,285	326,797
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	9,960	367,524
JPMorgan Value Advantage Fund Class R6 Shares (a)	10,435	370,118
Total U.S. Equity		1,516,434
Total Investment Companies (Cost $2,198,392)		2,806,241
Exchange-Traded Funds — 22.8%
Alternative Assets — 1.4%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	152	13,567
JPMorgan Realty Income ETF (a)	890	40,060
Total Alternative Assets		53,627
Fixed Income — 0.1%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	39	1,802
International Equity — 18.8%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,179	78,978
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — continued
JPMorgan Global Select Equity ETF (a)	2,638	137,997
JPMorgan International Research Enhanced Equity ETF (a)	8,362	488,679
Total International Equity		705,654
U.S. Equity — 2.5%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,128	95,545
Total Exchange-Traded Funds (Cost $782,573)		856,628
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $4,180)	4,218	4,192
	SHARES (000)
Short-Term Investments — 2.6%
Investment Companies — 2.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $98,378)	98,378	98,378
Total Investments — 100.1% (Cost $3,083,523)		3,765,439
Liabilities in Excess of Other Assets — (0.1)%		(2,058)
NET ASSETS — 100.0%		3,763,381

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	37

JPMorgan SmartRetirement® 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	544	03/15/2024	USD	28,117	1,413
U.S. Treasury 10 Year Note	1,120	03/19/2024	USD	126,262	3,926
					5,339
Short Contracts
MSCI EAFE E-Mini Index	(338)	03/15/2024	USD	(38,066)	(1,509)
S&P 500 E-Mini Index	(80)	03/15/2024	USD	(19,275)	(713)
					(2,222)
					3,117

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 72.1%
Fixed Income — 16.0%
JPMorgan Core Bond Fund Class R6 Shares (a)	12,237	126,171
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	52,275	379,515
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,350	20,601
JPMorgan High Yield Fund Class R6 Shares (a)	13,186	84,786
Total Fixed Income		611,073
International Equity — 10.1%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	919	27,279
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,829	105,915
JPMorgan International Equity Fund Class R6 Shares (a)	13,323	252,064
Total International Equity		385,258
U.S. Equity — 46.0%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	12,535	427,830
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	876	47,519
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,190	23,698
JPMorgan Small Cap Value Fund Class R6 Shares (a)	878	23,681
JPMorgan U.S. Equity Fund Class R6 Shares (a)	17,604	376,372
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	11,671	430,648
JPMorgan Value Advantage Fund Class R6 Shares (a)	12,074	428,271
Total U.S. Equity		1,758,019
Total Investment Companies (Cost $1,960,183)		2,754,350
Exchange-Traded Funds — 26.2%
Alternative Assets — 1.6%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	177	15,867
JPMorgan Realty Income ETF (a)	1,045	47,021
Total Alternative Assets		62,888
Fixed Income — 0.6%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	479	21,989
International Equity — 21.1%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,516	91,201
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — continued
JPMorgan Global Select Equity ETF (a)	3,065	160,355
JPMorgan International Research Enhanced Equity ETF (a)	9,501	555,253
Total International Equity		806,809
U.S. Equity — 2.9%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,310	110,907
Total Exchange-Traded Funds (Cost $915,358)		1,002,593
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $5,701)	5,752	5,716
	SHARES (000)
Short-Term Investments — 1.7%
Investment Companies — 1.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $65,190)	65,190	65,190
Total Investments — 100.1% (Cost $2,946,432)		3,827,849
Liabilities in Excess of Other Assets — (0.1)%		(5,006)
NET ASSETS — 100.0%		3,822,843

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	39

JPMorgan SmartRetirement® 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	552	03/15/2024	USD	28,530	1,433
U.S. Treasury 10 Year Note	1,137	03/19/2024	USD	128,179	3,986
					5,419
Short Contracts
MSCI EAFE E-Mini Index	(344)	03/15/2024	USD	(38,741)	(1,536)
S&P 500 E-Mini Index	(203)	03/15/2024	USD	(48,911)	(1,808)
					(3,344)
					2,075

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 69.7%
Fixed Income — 8.1%
JPMorgan Core Bond Fund Class R6 Shares (a)	4,940	50,931
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,102	153,197
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,886	11,600
JPMorgan High Yield Fund Class R6 Shares (a)	3,407	21,906
Total Fixed Income		237,634
International Equity — 11.4%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,033	30,670
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,832	90,458
JPMorgan International Equity Fund Class R6 Shares (a)	11,169	211,308
Total International Equity		332,436
U.S. Equity — 50.2%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	10,468	357,266
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	733	39,721
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	995	19,823
JPMorgan Small Cap Value Fund Class R6 Shares (a)	735	19,810
JPMorgan U.S. Equity Fund Class R6 Shares (a)	14,680	313,849
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	9,668	356,769
JPMorgan Value Advantage Fund Class R6 Shares (a)	10,083	357,661
Total U.S. Equity		1,464,899
Total Investment Companies (Cost $1,472,661)		2,034,969
Exchange-Traded Funds — 28.7%
Alternative Assets — 1.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	149	13,345
JPMorgan Realty Income ETF (a)	880	39,606
Total Alternative Assets		52,951
Fixed Income — 0.7%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	449	20,618
International Equity — 23.0%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,130	77,190
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — continued
JPMorgan Global Select Equity ETF (a)	2,566	134,270
JPMorgan International Research Enhanced Equity ETF (a)	7,843	458,341
Total International Equity		669,801
U.S. Equity — 3.2%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,096	92,835
Total Exchange-Traded Funds (Cost $767,342)		836,205
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $4,345)	4,384	4,357
	SHARES (000)
Short-Term Investments — 2.0%
Investment Companies — 2.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $57,677)	57,677	57,677
Total Investments — 100.5% (Cost $2,302,025)		2,933,208
Liabilities in Excess of Other Assets — (0.5)%		(14,499)
NET ASSETS — 100.0%		2,918,709

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	41

JPMorgan SmartRetirement® 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	430	03/15/2024	USD	22,225	1,088
U.S. Treasury 10 Year Note	862	03/19/2024	USD	97,177	3,022
					4,110
Short Contracts
MSCI EAFE E-Mini Index	(261)	03/15/2024	USD	(29,394)	(1,165)
S&P 500 E-Mini Index	(154)	03/15/2024	USD	(37,104)	(1,372)
					(2,537)
					1,573

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 69.0%
Fixed Income — 5.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	2,982	30,750
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	12,741	92,497
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,567	9,634
JPMorgan High Yield Fund Class R6 Shares (a)	1,829	11,760
Total Fixed Income		144,641
International Equity — 11.7%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,003	29,779
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,349	82,969
JPMorgan International Equity Fund Class R6 Shares (a)	10,094	190,971
Total International Equity		303,719
U.S. Equity — 51.7%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	9,575	326,814
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	672	36,438
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	912	18,160
JPMorgan Small Cap Value Fund Class R6 Shares (a)	673	18,147
JPMorgan U.S. Equity Fund Class R6 Shares (a)	13,330	284,988
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	8,937	329,763
JPMorgan Value Advantage Fund Class R6 Shares (a)	9,223	327,145
Total U.S. Equity		1,341,455
Total Investment Companies (Cost $1,278,599)		1,789,815
Exchange-Traded Funds — 29.2%
Alternative Assets — 1.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	137	12,229
JPMorgan Realty Income ETF (a)	861	38,765
Total Alternative Assets		50,994
Fixed Income — 0.4%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	241	11,070
International Equity — 23.6%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	1,952	70,737
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — continued
JPMorgan Global Select Equity ETF (a)	2,283	119,451
JPMorgan International Research Enhanced Equity ETF (a)	7,211	421,429
Total International Equity		611,617
U.S. Equity — 3.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,003	85,007
Total Exchange-Traded Funds (Cost $693,077)		758,688
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $3,718)	3,751	3,728
	SHARES (000)
Short-Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $46,265)	46,265	46,265
Total Investments — 100.2% (Cost $2,021,659)		2,598,496
Liabilities in Excess of Other Assets — (0.2)%		(4,107)
NET ASSETS — 100.0%		2,594,389

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	43

JPMorgan SmartRetirement® 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	382	03/15/2024	USD	19,744	956
U.S. Treasury 10 Year Note	756	03/19/2024	USD	85,227	2,650
					3,606
Short Contracts
MSCI EAFE E-Mini Index	(231)	03/15/2024	USD	(26,015)	(1,023)
S&P 500 E-Mini Index	(135)	03/15/2024	USD	(32,527)	(1,202)
					(2,225)
					1,381

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 68.7%
Fixed Income — 5.5%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,857	19,150
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,934	57,600
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	973	5,987
JPMorgan High Yield Fund Class R6 Shares (a)	1,137	7,308
Total Fixed Income		90,045
International Equity — 11.7%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	627	18,617
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,343	51,853
JPMorgan International Equity Fund Class R6 Shares (a)	6,310	119,378
Total International Equity		189,848
U.S. Equity — 51.5%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	5,993	204,532
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	421	22,806
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	571	11,366
JPMorgan Small Cap Value Fund Class R6 Shares (a)	421	11,358
JPMorgan U.S. Equity Fund Class R6 Shares (a)	8,324	177,976
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	5,574	205,690
JPMorgan Value Advantage Fund Class R6 Shares (a)	5,772	204,739
Total U.S. Equity		838,467
Total Investment Companies (Cost $871,414)		1,118,360
Exchange-Traded Funds — 29.2%
Alternative Assets — 1.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	85	7,653
JPMorgan Realty Income ETF (a)	532	23,930
Total Alternative Assets		31,583
Fixed Income — 0.4%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	150	6,879
International Equity — 23.6%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	1,220	44,229
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — continued
JPMorgan Global Select Equity ETF (a)	1,455	76,134
JPMorgan International Research Enhanced Equity ETF (a)	4,509	263,462
Total International Equity		383,825
U.S. Equity — 3.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	627	53,143
Total Exchange-Traded Funds (Cost $433,384)		475,430
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $2,470)	2,493	2,477
	SHARES (000)
Short-Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $34,028)	34,028	34,028
Total Investments — 100.1% (Cost $1,341,296)		1,630,295
Liabilities in Excess of Other Assets — (0.1)%		(1,945)
NET ASSETS — 100.0%		1,628,350

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	45

JPMorgan SmartRetirement® 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	239	03/15/2024	USD	12,353	587
U.S. Treasury 10 Year Note	467	03/19/2024	USD	52,647	1,637
					2,224
Short Contracts
MSCI EAFE E-Mini Index	(144)	03/15/2024	USD	(16,217)	(630)
S&P 500 E-Mini Index	(83)	03/15/2024	USD	(19,998)	(739)
					(1,369)
					855

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 68.3%
Fixed Income — 5.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	669	6,899
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,858	20,751
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	331	2,032
JPMorgan High Yield Fund Class R6 Shares (a)	386	2,480
Total Fixed Income		32,162
International Equity — 11.6%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	229	6,807
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,220	18,931
JPMorgan International Equity Fund Class R6 Shares (a)	2,305	43,604
Total International Equity		69,342
U.S. Equity — 51.3%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	2,192	74,807
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	154	8,335
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	209	4,159
JPMorgan Small Cap Value Fund Class R6 Shares (a)	154	4,156
JPMorgan U.S. Equity Fund Class R6 Shares (a)	3,050	65,203
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	2,045	75,468
JPMorgan Value Advantage Fund Class R6 Shares (a)	2,111	74,892
Total U.S. Equity		307,020
Total Investment Companies (Cost $352,393)		408,524
Exchange-Traded Funds — 29.0%
Alternative Assets — 1.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	31	2,799
JPMorgan Realty Income ETF (a)	189	8,494
Total Alternative Assets		11,293
Fixed Income — 0.4%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	51	2,335
International Equity — 23.4%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	446	16,165
JPMorgan Global Select Equity ETF (a)	531	27,771
JPMorgan International Research Enhanced Equity ETF (a)	1,647	96,234
Total International Equity		140,170
INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 3.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	229	19,411
Total Exchange-Traded Funds (Cost $157,802)		173,209
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $874)	882	876
	SHARES (000)
Short-Term Investments — 2.3%
Investment Companies — 2.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $14,012)	14,012	14,012
Total Investments — 99.8% (Cost $525,081)		596,621
Other Assets Less Liabilities — 0.2%		1,280
NET ASSETS — 100.0%		597,901

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	47

JPMorgan SmartRetirement® 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	87	03/15/2024	USD	4,497	205
U.S. Treasury 10 Year Note	162	03/19/2024	USD	18,263	568
					773
Short Contracts
MSCI EAFE E-Mini Index	(53)	03/15/2024	USD	(5,969)	(219)
S&P 500 E-Mini Index	(29)	03/15/2024	USD	(6,987)	(258)
					(477)
					296

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2065 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 66.9%
Fixed Income — 5.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	12	120
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	50	360
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5	32
JPMorgan High Yield Fund Class R6 Shares (a)	6	43
Total Fixed Income		555
International Equity — 12.1%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	11	314
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	12	189
JPMorgan International Equity Fund Class R6 Shares (a)	39	733
Total International Equity		1,236
U.S. Equity — 49.4%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	37	1,256
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	3	140
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	3	70
JPMorgan Small Cap Value Fund Class R6 Shares (a)	3	70
JPMorgan U.S. Equity Fund Class R6 Shares (a)	51	1,100
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	31	1,140
JPMorgan Value Advantage Fund Class R6 Shares (a)	35	1,258
Total U.S. Equity		5,034
Total Investment Companies (Cost $6,302)		6,825
Exchange-Traded Funds — 27.7%
Alternative Assets — 1.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	1	47
JPMorgan Realty Income ETF (a)	3	141
Total Alternative Assets		188
Fixed Income — 0.4%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	1	43
International Equity — 22.2%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	7	270
JPMorgan Global Select Equity ETF (a)	9	471
JPMorgan International Research Enhanced Equity ETF (a)	26	1,521
Total International Equity		2,262
INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 3.2%
SPDR S&P MidCap 400 ETF Trust	—	328
Total Exchange-Traded Funds (Cost $2,636)		2,821
Short-Term Investments — 6.6%
Investment Companies — 6.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b) (Cost $676)	676	676
Total Investments — 101.2% (Cost $9,614)		10,322
Liabilities in Excess of Other Assets — (1.2)%		(122)
NET ASSETS — 100.0%		10,200

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$2,401	$3,070	$4,787	$5,918
Investments in affiliates, at value	1,116,927	1,457,633	3,039,716	4,361,778
Cash	256	329	341	502
Receivables:
Investment securities sold	7,018	7,163	16,810	31,105
Fund shares sold	1,717	7,439	8,015	9,259
Interest from non-affiliates	42	53	83	103
Dividends from affiliates	156	204	265	180
Due from adviser	23	23	31	37
Total Assets	1,128,540	1,475,914	3,070,048	4,408,882
LIABILITIES:
Payables:
Distributions	1,029	1,500	2,800	3,132
Investment securities purchased	—	—	7,022	27,637
Fund shares redeemed	6,537	11,422	14,315	20,454
Variation margin on futures contracts	34	26	153	312
Accrued liabilities:
Distribution fees	93	100	175	245
Service fees	67	105	202	304
Custodian and accounting fees	15	17	30	39
Other	53	63	63	93
Total Liabilities	7,828	13,233	24,760	52,216
Net Assets	$1,120,712	$1,462,681	$3,045,288	$4,356,666
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund
NET ASSETS:
Paid-in-Capital	$1,083,109	$1,407,432	$2,942,588	$4,026,737
Total distributable earnings (loss)	37,603	55,249	102,700	329,929
Total Net Assets	$1,120,712	$1,462,681	$3,045,288	$4,356,666
Net Assets:
Class A	$328,223	$305,953	$544,610	$725,794
Class C	4,526	5,340	11,896	13,482
Class I	68,429	87,920	144,943	231,424
Class R2	46,268	69,382	111,174	186,569
Class R3	4,984	9,128	18,732	23,789
Class R4	2,485	13,117	2,319	34,918
Class R5	281,232	363,780	734,292	1,145,592
Class R6	384,565	608,061	1,477,322	1,995,098
Total	$1,120,712	$1,462,681	$3,045,288	$4,356,666
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	22,306	20,208	34,017	41,373
Class C	308	354	745	779
Class I	4,639	5,777	9,022	13,141
Class R2	3,153	4,599	6,981	10,700
Class R3	340	604	1,176	1,358
Class R4	168	865	145	1,991
Class R5	19,020	23,876	45,670	64,812
Class R6	26,022	39,923	91,891	112,945
Net Asset Value (a):
Class A — Redemption price per share	$14.71	$15.14	$16.01	$17.54
Class C — Offering price per share (b)	14.68	15.10	15.96	17.30
Class I — Offering and redemption price per share	14.75	15.22	16.06	17.61
Class R2 — Offering and redemption price per share	14.67	15.08	15.93	17.44
Class R3 — Offering and redemption price per share	14.68	15.13	15.92	17.52
Class R4 — Offering and redemption price per share	14.75	15.15	16.05	17.54
Class R5 — Offering and redemption price per share	14.79	15.24	16.08	17.68
Class R6 — Offering and redemption price per share	14.78	15.23	16.08	17.66
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.40	$15.85	$16.76	$18.37
Cost of investments in non-affiliates	$2,394	$3,062	$4,775	$5,902
Cost of investments in affiliates	1,019,544	1,331,149	2,824,603	3,923,551

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$4,192	$5,716	$4,357	$3,728
Investments in affiliates, at value	3,761,247	3,822,133	2,928,851	2,594,768
Cash	380	239	187	184
Receivables:
Investment securities sold	18,433	23,226	20,656	17,338
Fund shares sold	5,830	8,433	6,942	9,716
Interest from non-affiliates	73	99	76	65
Dividends from affiliates	25	144	134	74
Due from adviser	36	34	34	35
Total Assets	3,790,216	3,860,024	2,961,237	2,625,908
LIABILITIES:
Payables:
Distributions	2,423	2,149	1,566	1,420
Investment securities purchased	7,169	15,901	23,003	15,151
Fund shares redeemed	16,590	18,504	17,503	14,517
Variation margin on futures contracts	114	34	26	22
Accrued liabilities:
Distribution fees	211	208	162	147
Service fees	232	258	181	181
Custodian and accounting fees	34	34	27	25
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)	— (a)
Other	62	93	60	56
Total Liabilities	26,835	37,181	42,528	31,519
Net Assets	$3,763,381	$3,822,843	$2,918,709	$2,594,389

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund
NET ASSETS:
Paid-in-Capital	$3,195,240	$3,050,566	$2,357,679	$2,097,116
Total distributable earnings (loss)	568,141	772,277	561,030	497,273
Total Net Assets	$3,763,381	$3,822,843	$2,918,709	$2,594,389
Net Assets:
Class A	$612,177	$618,291	$476,276	$403,646
Class C	8,365	11,035	6,404	7,904
Class I	141,011	189,017	111,228	145,862
Class R2	171,347	157,040	126,499	121,909
Class R3	26,271	20,491	18,569	23,038
Class R4	2,459	39,264	2,138	8,386
Class R5	842,925	974,604	692,272	711,266
Class R6	1,958,826	1,813,101	1,485,323	1,172,378
Total	$3,763,381	$3,822,843	$2,918,709	$2,594,389
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	33,350	31,126	24,003	20,069
Class C	462	571	330	403
Class I	7,622	9,469	5,570	7,205
Class R2	9,388	7,988	6,442	6,130
Class R3	1,441	1,031	941	1,151
Class R4	133	1,976	108	416
Class R5	45,528	48,637	34,612	35,045
Class R6	105,818	90,521	74,298	57,744
Net Asset Value (a):
Class A — Redemption price per share	$18.36	$19.86	$19.84	$20.11
Class C — Offering price per share (b)	18.10	19.32	19.37	19.61
Class I — Offering and redemption price per share	18.50	19.96	19.97	20.24
Class R2 — Offering and redemption price per share	18.25	19.66	19.64	19.89
Class R3 — Offering and redemption price per share	18.23	19.87	19.73	20.00
Class R4 — Offering and redemption price per share	18.51	19.87	19.94	20.19
Class R5 — Offering and redemption price per share	18.51	20.04	20.00	20.30
Class R6 — Offering and redemption price per share	18.51	20.03	19.99	20.30
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$19.23	$20.80	$20.77	$21.06
Cost of investments in non-affiliates	$4,180	$5,701	$4,345	$3,718
Cost of investments in affiliates	3,079,343	2,940,731	2,297,680	2,017,941

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund
ASSETS:
Investments in non-affiliates, at value	$2,477	$876	$328
Investments in affiliates, at value	1,627,818	595,745	9,994
Cash	121	52	2
Foreign currency, at value	— (a)	—	—
Receivables:
Due from custodian	—	877	30
Investment securities sold	9,138	3,408	26
Fund shares sold	9,259	5,730	127
Interest from non-affiliates	43	15	—
Dividends from non-affiliates	—	—	1
Dividends from affiliates	47	17	— (a)
Due from adviser	31	27	29
Other assets	—	43	71
Total Assets	1,648,934	606,790	10,608
LIABILITIES:
Payables:
Distributions	923	268	—
Investment securities purchased	11,844	5,589	381
Fund shares redeemed	7,543	2,930	3
Variation margin on futures contracts	14	5	—
Accrued liabilities:
Distribution fees	96	19	— (a)
Service fees	110	31	— (a)
Custodian and accounting fees	17	9	4
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	3
Other	37	38	17
Total Liabilities	20,584	8,889	408
Net Assets	$1,628,350	$597,901	$10,200

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund
NET ASSETS:
Paid-in-Capital	$1,385,123	$546,193	$9,448
Total distributable earnings (loss)	243,227	51,708	752
Total Net Assets	$1,628,350	$597,901	$10,200
Net Assets:
Class A	$237,520	$51,193	$1,325
Class C	5,831	2,599	55
Class I	71,212	24,367	159
Class R2	95,177	11,873	24
Class R3	11,735	7,824	27
Class R4	1,015	4,423	24
Class R5	462,221	174,915	543
Class R6	743,639	320,707	8,043
Total	$1,628,350	$597,901	$10,200
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	9,779	2,493	74
Class C	244	128	3
Class I	2,922	1,183	9
Class R2	3,946	582	1
Class R3	486	382	2
Class R4	42	215	1
Class R5	18,936	8,495	31
Class R6	30,452	15,544	445
Net Asset Value (a):
Class A — Redemption price per share	$24.29	$20.54	$17.98
Class C — Offering price per share (b)	23.87	20.26	17.95
Class I — Offering and redemption price per share	24.37	20.60	18.01
Class R2 — Offering and redemption price per share	24.11	20.41	18.03
Class R3 — Offering and redemption price per share	24.17	20.53	18.02
Class R4 — Offering and redemption price per share	24.40	20.54	18.03
Class R5 — Offering and redemption price per share	24.41	20.59	18.02
Class R6 — Offering and redemption price per share	24.42	20.63	18.03
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.43	$21.51	$18.83
Cost of investments in non-affiliates	$2,470	$874	$300
Cost of investments in affiliates	1,338,826	524,207	9,314
Cost of foreign currency	— (c)	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
(c)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	55

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$100	$124	$170	$182
Interest income from affiliates	—	— (a)	3	— (a)
Dividend income from affiliates	21,090	27,708	54,330	73,094
Total investment income	21,190	27,832	54,503	73,276
EXPENSES:
Distribution fees:
Class A	423	411	715	933
Class C	18	23	49	51
Class R2	116	177	284	461
Class R3	7	11	23	29
Service fees:
Class A	423	411	715	933
Class C	6	8	16	17
Class I	85	112	178	285
Class R2	58	88	142	231
Class R3	7	11	23	29
Class R4	5	18	5	44
Class R5	140	180	364	553
Custodian and accounting fees	18	23	44	60
Interest expense to affiliates	—	— (a)	— (a)	— (a)
Professional fees	18	19	24	27
Trustees’ and Chief Compliance Officer’s fees	15	15	19	20
Printing and mailing costs	18	17	20	25
Registration and filing fees	54	51	59	62
Transfer agency fees (See Note 2.I.)	50	37	51	63
Other	9	10	23	25
Total expenses	1,470	1,622	2,754	3,848
Less fees waived	(305)	(178)	(212)	(274)
Less expense reimbursements	(138)	(142)	(191)	(223)
Net expenses	1,027	1,302	2,351	3,351
Net investment income (loss)	20,163	26,530	52,152	69,925

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(6)	$(5)	$(5)	$(8)
Investments in affiliates	1,758	6,287	3,254	19,271
Futures contracts	(1,207)	(1,507)	(2,389)	(3,339)
Foreign currency transactions	88	58	202	8
Net realized gain (loss)	633	4,833	1,062	15,932
Distribution of capital gains received from investment company affiliates	1,713	2,237	5,484	9,827
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	27	34	33	41
Investments in affiliates	29,624	34,349	92,031	137,822
Futures contracts	(62)	(128)	297	3,637
Foreign currency translations	(103)	(67)	(236)	(31)
Change in net unrealized appreciation/depreciation	29,486	34,188	92,125	141,469
Net realized/unrealized gains (losses)	31,832	41,258	98,671	167,228
Change in net assets resulting from operations	$51,995	$67,788	$150,823	$237,153
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$155	$211	$159	$211
Interest income from affiliates	7	1	7	5
Dividend income from affiliates	60,861	59,163	43,354	37,631
Total investment income	61,023	59,375	43,520	37,847
EXPENSES:
Distribution fees:
Class A	770	786	606	501
Class C	32	41	22	29
Class R2	420	382	305	294
Class R3	34	25	25	29
Service fees:
Class A	770	786	606	501
Class C	11	13	8	10
Class I	168	235	131	178
Class R2	210	191	153	147
Class R3	34	25	25	29
Class R4	4	46	3	10
Class R5	402	464	327	332
Custodian and accounting fees	51	51	40	34
Interest expense to affiliates	— (a)	— (a)	— (a)	— (a)
Professional fees	25	25	23	23
Trustees’ and Chief Compliance Officer’s fees	19	19	18	17
Printing and mailing costs	26	28	26	28
Registration and filing fees	64	57	63	70
Transfer agency fees (See Note 2.I.)	57	58	47	42
Other	24	25	21	17
Total expenses	3,121	3,257	2,449	2,291
Less fees waived	(229)	(234)	(182)	(152)
Less expense reimbursements	(213)	(208)	(194)	(194)
Net expenses	2,679	2,815	2,073	1,945
Net investment income (loss)	58,344	56,560	41,447	35,902

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(3)	$(10)	$(5)	$(10)
Investments in affiliates	16,208	30,181	18,100	25,799
Futures contracts	(6,177)	(7,652)	(5,777)	(4,956)
Foreign currency transactions	209	16	270	263
Net realized gain (loss)	10,237	22,535	12,588	21,096
Distribution of capital gains received from investment company affiliates	27,054	31,482	26,040	24,385
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	30	45	33	50
Investments in affiliates	125,668	125,444	106,718	88,037
Futures contracts	4,992	4,921	3,736	3,205
Foreign currency translations	(244)	(85)	(316)	(308)
Change in net unrealized appreciation/depreciation	130,446	130,325	110,171	90,984
Net realized/unrealized gains (losses)	167,737	184,342	148,799	136,465
Change in net assets resulting from operations	$226,081	$240,902	$190,246	$172,367
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	59

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$88	$38	$—
Interest income from affiliates	— (a)	— (a)	—
Dividend income from non-affiliates	—	—	2
Dividend income from affiliates	23,472	8,477	127
Total investment income	23,560	8,515	129
EXPENSES:
Distribution fees:
Class A	287	61	1
Class C	21	9	— (a)
Class R2	227	27	— (a)
Class R3	15	9	— (a)
Service fees:
Class A	287	61	1
Class C	7	3	— (a)
Class I	84	29	— (a)
Class R2	113	13	— (a)
Class R3	15	9	— (a)
Class R4	2	5	— (a)
Class R5	211	76	— (a)
Custodian and accounting fees	23	12	12
Interest expense to affiliates	— (a)	—	—
Professional fees	20	17	20
Trustees’ and Chief Compliance Officer’s fees	16	14	16
Printing and mailing costs	31	26	14
Registration and filing fees	66	59	33
Transfer agency fees (See Note 2.I.)	28	15	2
Offering costs (See Note 2.G.)	—	—	58
Other	9	8	1
Total expenses	1,462	453	158
Less fees waived	(89)	(24)	— (a)
Less expense reimbursements	(172)	(141)	(156)
Net expenses	1,201	288	2
Net investment income (loss)	22,359	8,227	127

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(5)	$(1)	$—
Investments in affiliates	3,884	(2,941)	(24)
Futures contracts	(3,239)	(1,075)	—
Foreign currency transactions	80	39	—
Net realized gain (loss)	720	(3,978)	(24)
Distribution of capital gains received from investment company affiliates	14,939	5,329	79
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	24	6	23
Investments in affiliates	69,050	30,748	430
Futures contracts	2,046	709	—
Foreign currency translations	(92)	(45)	—
Change in net unrealized appreciation/depreciation	71,028	31,418	453
Net realized/unrealized gains (losses)	86,687	32,769	508
Change in net assets resulting from operations	$109,046	$40,996	$635
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,163	$38,104	$26,530	$50,891
Net realized gain (loss)	633	(40,171)	4,833	(40,811)
Distributions of capital gains received from investment company affiliates	1,713	10,666	2,237	14,163
Change in net unrealized appreciation/depreciation	29,486	79,297	34,188	87,975
Change in net assets resulting from operations	51,995	87,896	67,788	112,218
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,051)	(15,112)	(9,371)	(18,025)
Class C	(104)	(196)	(119)	(311)
Class I	(2,157)	(3,499)	(2,784)	(5,830)
Class R2	(1,248)	(1,950)	(1,838)	(3,575)
Class R3	(142)	(268)	(267)	(446)
Class R4	(73)	(229)	(415)	(893)
Class R5	(9,230)	(14,057)	(11,840)	(22,175)
Class R6	(12,953)	(25,420)	(20,743)	(39,299)
Total distributions to shareholders	(35,958)	(60,731)	(47,377)	(90,554)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(108,307)	(365,771)	(206,951)	(567,851)
NET ASSETS:
Change in net assets	(92,270)	(338,606)	(186,540)	(546,187)
Beginning of period	1,212,982	1,551,588	1,649,221	2,195,408
End of period	$1,120,712	$1,212,982	$1,462,681	$1,649,221
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$52,152	$93,518	$69,925	$112,516
Net realized gain (loss)	1,062	(79,294)	15,932	(92,911)
Distributions of capital gains received from investment company affiliates	5,484	32,603	9,827	53,751
Change in net unrealized appreciation/depreciation	92,125	218,525	141,469	365,772
Change in net assets resulting from operations	150,823	265,352	237,153	439,128
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(14,772)	(41,919)	(17,174)	(59,272)
Class C	(228)	(1,040)	(241)	(1,092)
Class I	(4,110)	(13,374)	(5,818)	(21,185)
Class R2	(2,617)	(7,810)	(3,815)	(14,152)
Class R3	(494)	(1,403)	(543)	(1,905)
Class R4	(61)	(522)	(876)	(3,222)
Class R5	(21,915)	(56,639)	(30,324)	(94,601)
Class R6	(45,726)	(119,167)	(54,753)	(166,657)
Total distributions to shareholders	(89,923)	(241,874)	(113,544)	(362,086)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(302,777)	(668,739)	(292,141)	(509,123)
NET ASSETS:
Change in net assets	(241,877)	(645,261)	(168,532)	(432,081)
Beginning of period	3,287,165	3,932,426	4,525,198	4,957,279
End of period	$3,045,288	$3,287,165	$4,356,666	$4,525,198
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$58,344	$84,152	$56,560	$78,189
Net realized gain (loss)	10,237	(153,691)	22,535	(172,672)
Distributions of capital gains received from investment company affiliates	27,054	65,574	31,482	75,504
Change in net unrealized appreciation/depreciation	130,446	437,407	130,325	512,896
Change in net assets resulting from operations	226,081	433,442	240,902	493,917
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(12,132)	(50,912)	(10,808)	(57,312)
Class C	(115)	(736)	(135)	(1,006)
Class I	(2,972)	(14,859)	(3,558)	(21,497)
Class R2	(2,874)	(12,742)	(2,281)	(13,697)
Class R3	(495)	(2,328)	(338)	(1,882)
Class R4	(47)	(574)	(754)	(3,464)
Class R5	(19,148)	(72,314)	(19,750)	(99,655)
Class R6	(46,277)	(167,207)	(38,566)	(177,119)
Total distributions to shareholders	(84,060)	(321,672)	(76,190)	(375,632)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(266,825)	(365,084)	(305,894)	(325,819)
NET ASSETS:
Change in net assets	(124,804)	(253,314)	(141,182)	(207,534)
Beginning of period	3,888,185	4,141,499	3,964,025	4,171,559
End of period	$3,763,381	$3,888,185	$3,822,843	$3,964,025
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,447	$52,947	$35,902	$47,189
Net realized gain (loss)	12,588	(121,280)	21,096	(137,344)
Distributions of capital gains received from investment company affiliates	26,040	61,225	24,385	58,031
Change in net unrealized appreciation/depreciation	110,171	409,567	90,984	398,022
Change in net assets resulting from operations	190,246	402,459	172,367	365,898
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(7,273)	(49,105)	(5,894)	(36,745)
Class C	(66)	(616)	(74)	(684)
Class I	(1,847)	(14,296)	(2,291)	(17,422)
Class R2	(1,581)	(11,506)	(1,434)	(10,720)
Class R3	(262)	(1,916)	(316)	(2,060)
Class R4	(34)	(438)	(135)	(816)
Class R5	(12,521)	(71,106)	(12,257)	(82,000)
Class R6	(28,324)	(157,209)	(21,359)	(122,119)
Total distributions to shareholders	(51,908)	(306,192)	(43,760)	(272,566)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(256,890)	(165,609)	(233,912)	(249,118)
NET ASSETS:
Change in net assets	(118,552)	(69,342)	(105,305)	(155,786)
Beginning of period	3,037,261	3,106,603	2,699,694	2,855,480
End of period	$2,918,709	$3,037,261	$2,594,389	$2,699,694
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,359	$27,814	$8,227	$9,375
Net realized gain (loss)	720	(70,838)	(3,978)	(22,473)
Distributions of capital gains received from investment company affiliates	14,939	33,601	5,329	10,664
Change in net unrealized appreciation/depreciation	71,028	231,236	31,418	76,844
Change in net assets resulting from operations	109,046	221,813	40,996	74,410
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,445)	(19,332)	(770)	(2,062)
Class C	(54)	(452)	(26)	(114)
Class I	(1,120)	(7,497)	(383)	(1,575)
Class R2	(1,099)	(7,574)	(140)	(537)
Class R3	(159)	(957)	(106)	(359)
Class R4	(14)	(198)	(71)	(170)
Class R5	(7,883)	(39,410)	(2,939)	(8,006)
Class R6	(13,509)	(73,628)	(5,751)	(20,100)
Total distributions to shareholders	(27,283)	(149,048)	(10,186)	(32,923)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(140,954)	7,929	(39,059)	102,138
NET ASSETS:
Change in net assets	(59,191)	80,694	(8,249)	143,625
Beginning of period	1,687,541	1,606,847	606,150	462,525
End of period	$1,628,350	$1,687,541	$597,901	$606,150
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2065 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Period Ended June 30, 2023 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$127	$22
Net realized gain (loss)	(24)	1
Distributions of capital gains received from investment company affiliates	79	22
Change in net unrealized appreciation/depreciation	453	255
Change in net assets resulting from operations	635	300
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(21)	— (b)
Class C	(1)	— (b)
Class I	(2)	— (b)
Class R2	— (b)	— (b)
Class R3	— (b)	— (b)
Class R4	— (b)	— (b)
Class R5	(9)	(1)
Class R6	(138)	(11)
Total distributions to shareholders	(171)	(12)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,620	3,828
NET ASSETS:
Change in net assets	6,084	4,116
Beginning of period	4,116	—
End of period	$10,200	$4,116

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,013	$26,322	$12,832	$31,346
Distributions reinvested	9,718	14,570	8,938	17,252
Cost of shares redeemed	(57,621)	(96,057)	(74,816)	(140,759)
Change in net assets resulting from Class A capital transactions	(34,890)	(55,165)	(53,046)	(92,161)
Class C
Proceeds from shares issued	184	622	135	268
Distributions reinvested	104	194	116	306
Cost of shares redeemed	(1,246)	(2,213)	(1,687)	(3,070)
Change in net assets resulting from Class C capital transactions	(958)	(1,397)	(1,436)	(2,496)
Class I
Proceeds from shares issued	2,197	8,300	3,763	10,730
Distributions reinvested	2,138	3,462	2,766	5,800
Cost of shares redeemed	(9,165)	(32,805)	(21,086)	(72,243)
Change in net assets resulting from Class I capital transactions	(4,830)	(21,043)	(14,557)	(55,713)
Class R2
Proceeds from shares issued	3,277	8,770	3,236	9,107
Distributions reinvested	1,232	1,922	1,827	3,526
Cost of shares redeemed	(7,190)	(15,843)	(13,169)	(27,385)
Change in net assets resulting from Class R2 capital transactions	(2,681)	(5,151)	(8,106)	(14,752)
Class R3
Proceeds from shares issued	373	1,551	963	2,539
Distributions reinvested	101	215	219	373
Cost of shares redeemed	(1,314)	(5,998)	(1,382)	(18,836)
Change in net assets resulting from Class R3 capital transactions	(840)	(4,232)	(200)	(15,924)
Class R4
Proceeds from shares issued	320	3,091	209	14,643
Distributions reinvested	73	229	415	893
Cost of shares redeemed	(2,987)	(2,066)	(2,626)	(5,877)
Change in net assets resulting from Class R4 capital transactions	(2,594)	1,254	(2,002)	9,659
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$22,281	$62,300	$25,657	$34,404
Distributions reinvested	9,202	13,619	11,830	21,803
Cost of shares redeemed	(48,906)	(169,815)	(56,543)	(329,023)
Change in net assets resulting from Class R5 capital transactions	(17,423)	(93,896)	(19,056)	(272,816)
Class R6
Proceeds from shares issued	35,564	91,207	54,714	127,228
Distributions reinvested	12,361	24,117	19,766	37,214
Cost of shares redeemed	(92,016)	(301,465)	(183,028)	(288,090)
Change in net assets resulting from Class R6 capital transactions	(44,091)	(186,141)	(108,548)	(123,648)
Total change in net assets resulting from capital transactions	$(108,307)	$(365,771)	$(206,951)	$(567,851)
SHARE TRANSACTIONS:
Class A
Issued	914	1,862	869	2,148
Reinvested	661	1,055	590	1,211
Redeemed	(4,020)	(6,794)	(5,067)	(9,646)
Change in Class A Shares	(2,445)	(3,877)	(3,608)	(6,287)
Class C
Issued	12	44	9	18
Reinvested	7	14	8	21
Redeemed	(87)	(158)	(115)	(211)
Change in Class C Shares	(68)	(100)	(98)	(172)
Class I
Issued	152	581	255	730
Reinvested	145	250	182	405
Redeemed	(632)	(2,298)	(1,410)	(4,855)
Change in Class I Shares	(335)	(1,467)	(973)	(3,720)
Class R2
Issued	228	619	218	629
Reinvested	84	139	121	248
Redeemed	(503)	(1,123)	(896)	(1,882)
Change in Class R2 Shares	(191)	(365)	(557)	(1,005)
Class R3
Issued	27	107	65	175
Reinvested	7	16	15	26
Redeemed	(92)	(432)	(94)	(1,326)
Change in Class R3 Shares	(58)	(309)	(14)	(1,125)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R4
Issued	22	223	14	1,032
Reinvested	5	17	27	63
Redeemed	(211)	(144)	(177)	(403)
Change in Class R4 Shares	(184)	96	(136)	692
Class R5
Issued	1,569	4,422	1,728	2,333
Reinvested	622	981	776	1,520
Redeemed	(3,376)	(12,034)	(3,789)	(22,537)
Change in Class R5 Shares	(1,185)	(6,631)	(1,285)	(18,684)
Class R6
Issued	2,454	6,403	3,672	8,609
Reinvested	836	1,739	1,298	2,595
Redeemed	(6,320)	(21,129)	(12,162)	(19,545)
Change in Class R6 Shares	(3,030)	(12,987)	(7,192)	(8,341)
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$28,962	$77,003	$42,611	$91,866
Distributions reinvested	14,007	39,757	16,471	56,778
Cost of shares redeemed	(115,717)	(235,997)	(141,578)	(240,271)
Change in net assets resulting from Class A capital transactions	(72,748)	(119,237)	(82,496)	(91,627)
Class C
Proceeds from shares issued	445	1,143	1,070	1,332
Distributions reinvested	221	1,008	233	1,046
Cost of shares redeemed	(3,832)	(6,584)	(2,291)	(4,959)
Change in net assets resulting from Class C capital transactions	(3,166)	(4,433)	(988)	(2,581)
Class I
Proceeds from shares issued	6,558	22,165	13,036	38,319
Distributions reinvested	4,087	13,327	5,769	21,052
Cost of shares redeemed	(34,093)	(104,932)	(45,596)	(125,186)
Change in net assets resulting from Class I capital transactions	(23,448)	(69,440)	(26,791)	(65,815)
Class R2
Proceeds from shares issued	6,433	15,411	11,767	29,929
Distributions reinvested	2,595	7,716	3,794	14,054
Cost of shares redeemed	(21,660)	(37,388)	(27,549)	(55,551)
Change in net assets resulting from Class R2 capital transactions	(12,632)	(14,261)	(11,988)	(11,568)
Class R3
Proceeds from shares issued	2,420	3,468	4,599	7,348
Distributions reinvested	423	1,188	435	1,600
Cost of shares redeemed	(3,403)	(9,107)	(4,620)	(41,176)
Change in net assets resulting from Class R3 capital transactions	(560)	(4,451)	414	(32,228)
Class R4
Proceeds from shares issued	78	2,482	918	29,529
Distributions reinvested	61	521	876	3,222
Cost of shares redeemed	(2,099)	(5,872)	(4,627)	(10,859)
Change in net assets resulting from Class R4 capital transactions	(1,960)	(2,869)	(2,833)	21,892
Class R5
Proceeds from shares issued	34,927	92,167	58,033	128,327
Distributions reinvested	21,834	54,670	30,221	91,106
Cost of shares redeemed	(94,510)	(466,999)	(92,838)	(574,502)
Change in net assets resulting from Class R5 capital transactions	(37,749)	(320,162)	(4,584)	(355,069)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$129,303	$321,519	$189,231	$442,928
Distributions reinvested	43,895	114,045	52,613	158,437
Cost of shares redeemed	(323,712)	(569,450)	(404,719)	(573,492)
Change in net assets resulting from Class R6 capital transactions	(150,514)	(133,886)	(162,875)	27,873
Total change in net assets resulting from capital transactions	$(302,777)	$(668,739)	$(292,141)	$(509,123)
SHARE TRANSACTIONS:
Class A
Issued	1,859	5,010	2,522	5,547
Reinvested	875	2,665	939	3,546
Redeemed	(7,481)	(15,446)	(8,445)	(14,559)
Change in Class A Shares	(4,747)	(7,771)	(4,984)	(5,466)
Class C
Issued	28	76	65	83
Reinvested	14	68	13	66
Redeemed	(249)	(432)	(138)	(305)
Change in Class C Shares	(207)	(288)	(60)	(156)
Class I
Issued	419	1,437	765	2,293
Reinvested	254	890	328	1,309
Redeemed	(2,163)	(6,724)	(2,670)	(7,395)
Change in Class I Shares	(1,490)	(4,397)	(1,577)	(3,793)
Class R2
Issued	417	1,013	701	1,814
Reinvested	163	520	218	884
Redeemed	(1,412)	(2,443)	(1,639)	(3,373)
Change in Class R2 Shares	(832)	(910)	(720)	(675)
Class R3
Issued	156	226	271	445
Reinvested	26	80	25	100
Redeemed	(219)	(597)	(275)	(2,579)
Change in Class R3 Shares	(37)	(291)	21	(2,034)
Class R4
Issued	5	157	55	1,856
Reinvested	4	35	50	201
Redeemed	(135)	(386)	(277)	(660)
Change in Class R4 Shares	(126)	(194)	(172)	1,397
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	2,229	5,970	3,402	7,677
Reinvested	1,358	3,645	1,709	5,638
Redeemed	(6,022)	(30,539)	(5,420)	(34,877)
Change in Class R5 Shares	(2,435)	(20,924)	(309)	(21,562)
Class R6
Issued	8,262	20,822	11,119	26,541
Reinvested	2,730	7,603	2,979	9,812
Redeemed	(20,474)	(36,891)	(23,394)	(34,360)
Change in Class R6 Shares	(9,482)	(8,466)	(9,296)	1,993
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,779	$86,809	$38,885	$84,040
Distributions reinvested	11,553	48,328	10,335	54,651
Cost of shares redeemed	(104,786)	(217,690)	(112,790)	(179,580)
Change in net assets resulting from Class A capital transactions	(55,454)	(82,553)	(63,570)	(40,889)
Class C
Proceeds from shares issued	484	1,449	834	1,329
Distributions reinvested	110	713	134	992
Cost of shares redeemed	(1,595)	(3,530)	(1,782)	(3,269)
Change in net assets resulting from Class C capital transactions	(1,001)	(1,368)	(814)	(948)
Class I
Proceeds from shares issued	11,856	25,755	11,277	32,288
Distributions reinvested	2,966	14,853	3,544	21,435
Cost of shares redeemed	(33,708)	(103,929)	(46,067)	(118,544)
Change in net assets resulting from Class I capital transactions	(18,886)	(63,321)	(31,246)	(64,821)
Class R2
Proceeds from shares issued	12,379	25,670	13,648	25,006
Distributions reinvested	2,851	12,610	2,265	13,533
Cost of shares redeemed	(24,028)	(37,098)	(23,254)	(39,356)
Change in net assets resulting from Class R2 capital transactions	(8,798)	1,182	(7,341)	(817)
Class R3
Proceeds from shares issued	3,095	6,904	3,805	7,121
Distributions reinvested	434	2,081	280	1,621
Cost of shares redeemed	(6,338)	(11,957)	(5,001)	(38,579)
Change in net assets resulting from Class R3 capital transactions	(2,809)	(2,972)	(916)	(29,837)
Class R4
Proceeds from shares issued	377	1,043	1,344	29,875
Distributions reinvested	47	573	754	3,464
Cost of shares redeemed	(2,324)	(6,322)	(736)	(7,946)
Change in net assets resulting from Class R4 capital transactions	(1,900)	(4,706)	1,362	25,393
Class R5
Proceeds from shares issued	50,237	122,598	50,839	133,085
Distributions reinvested	19,085	67,957	19,674	94,475
Cost of shares redeemed	(63,863)	(486,451)	(75,009)	(560,826)
Change in net assets resulting from Class R5 capital transactions	5,459	(295,896)	(4,496)	(333,266)
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$167,704	$447,280	$158,095	$431,963
Distributions reinvested	44,591	160,604	37,055	169,696
Cost of shares redeemed	(395,731)	(523,334)	(394,023)	(482,293)
Change in net assets resulting from Class R6 capital transactions	(183,436)	84,550	(198,873)	119,366
Total change in net assets resulting from capital transactions	$(266,825)	$(365,084)	$(305,894)	$(325,819)
SHARE TRANSACTIONS:
Class A
Issued	2,159	5,096	2,062	4,599
Reinvested	629	2,950	520	3,130
Redeemed	(6,031)	(12,858)	(6,037)	(9,855)
Change in Class A Shares	(3,243)	(4,812)	(3,455)	(2,126)
Class C
Issued	28	86	46	73
Reinvested	6	44	7	59
Redeemed	(93)	(212)	(98)	(182)
Change in Class C Shares	(59)	(82)	(45)	(50)
Class I
Issued	666	1,505	591	1,754
Reinvested	160	899	178	1,221
Redeemed	(1,887)	(5,956)	(2,409)	(6,304)
Change in Class I Shares	(1,061)	(3,552)	(1,640)	(3,329)
Class R2
Issued	709	1,512	728	1,384
Reinvested	156	775	115	784
Redeemed	(1,380)	(2,190)	(1,242)	(2,176)
Change in Class R2 Shares	(515)	97	(399)	(8)
Class R3
Issued	179	408	202	391
Reinvested	24	128	14	93
Redeemed	(366)	(710)	(265)	(2,207)
Change in Class R3 Shares	(163)	(174)	(49)	(1,723)
Class R4
Issued	21	59	71	1,715
Reinvested	3	35	38	198
Redeemed	(134)	(370)	(38)	(438)
Change in Class R4 Shares	(110)	(276)	71	1,475
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	2,830	7,124	2,649	7,207
Reinvested	1,031	4,106	982	5,351
Redeemed	(3,581)	(28,750)	(3,896)	(31,015)
Change in Class R5 Shares	280	(17,520)	(265)	(18,457)
Class R6
Issued	9,476	26,006	8,287	23,373
Reinvested	2,409	9,703	1,850	9,619
Redeemed	(21,944)	(30,413)	(20,254)	(26,177)
Change in Class R6 Shares	(10,059)	5,296	(10,117)	6,815
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,085	$81,021	$35,244	$77,567
Distributions reinvested	6,892	46,618	5,597	34,664
Cost of shares redeemed	(96,677)	(155,369)	(72,023)	(123,346)
Change in net assets resulting from Class A capital transactions	(54,700)	(27,730)	(31,182)	(11,115)
Class C
Proceeds from shares issued	834	630	672	1,025
Distributions reinvested	65	607	72	668
Cost of shares redeemed	(1,038)	(1,464)	(1,178)	(1,339)
Change in net assets resulting from Class C capital transactions	(139)	(227)	(434)	354
Class I
Proceeds from shares issued	12,771	24,074	12,328	37,335
Distributions reinvested	1,840	14,249	2,289	17,407
Cost of shares redeemed	(27,944)	(86,382)	(40,740)	(94,908)
Change in net assets resulting from Class I capital transactions	(13,333)	(48,059)	(26,123)	(40,166)
Class R2
Proceeds from shares issued	10,885	20,558	12,304	25,923
Distributions reinvested	1,553	11,298	1,424	10,590
Cost of shares redeemed	(17,033)	(30,489)	(18,857)	(31,657)
Change in net assets resulting from Class R2 capital transactions	(4,595)	1,367	(5,129)	4,856
Class R3
Proceeds from shares issued	3,586	4,667	3,235	6,142
Distributions reinvested	236	1,765	280	1,836
Cost of shares redeemed	(6,215)	(8,081)	(4,625)	(10,593)
Change in net assets resulting from Class R3 capital transactions	(2,393)	(1,649)	(1,110)	(2,615)
Class R4
Proceeds from shares issued	149	1,745	776	5,583
Distributions reinvested	34	438	135	816
Cost of shares redeemed	(798)	(4,761)	(750)	(6,103)
Change in net assets resulting from Class R4 capital transactions	(615)	(2,578)	161	296
Class R5
Proceeds from shares issued	44,664	122,822	54,263	136,349
Distributions reinvested	12,472	66,052	12,210	74,309
Cost of shares redeemed	(51,239)	(394,297)	(50,906)	(515,553)
Change in net assets resulting from Class R5 capital transactions	5,897	(205,423)	15,567	(304,895)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$140,227	$377,862	$130,567	$355,872
Distributions reinvested	27,250	151,140	20,333	116,115
Cost of shares redeemed	(354,489)	(410,312)	(336,562)	(367,820)
Change in net assets resulting from Class R6 capital transactions	(187,012)	118,690	(185,662)	104,167
Total change in net assets resulting from capital transactions	$(256,890)	$(165,609)	$(233,912)	$(249,118)
SHARE TRANSACTIONS:
Class A
Issued	1,867	4,462	1,850	4,238
Reinvested	347	2,708	278	1,992
Redeemed	(5,192)	(8,618)	(3,784)	(6,762)
Change in Class A Shares	(2,978)	(1,448)	(1,656)	(532)
Class C
Issued	45	35	35	59
Reinvested	3	36	4	39
Redeemed	(56)	(83)	(63)	(76)
Change in Class C Shares	(8)	(12)	(24)	22
Class I
Issued	670	1,314	642	2,017
Reinvested	92	822	113	993
Redeemed	(1,464)	(4,635)	(2,122)	(5,052)
Change in Class I Shares	(702)	(2,499)	(1,367)	(2,042)
Class R2
Issued	582	1,145	655	1,432
Reinvested	79	664	71	616
Redeemed	(912)	(1,692)	(1,000)	(1,748)
Change in Class R2 Shares	(251)	117	(274)	300
Class R3
Issued	194	259	169	338
Reinvested	12	103	14	106
Redeemed	(332)	(447)	(242)	(592)
Change in Class R3 Shares	(126)	(85)	(59)	(148)
Class R4
Issued	8	94	41	313
Reinvested	2	25	7	47
Redeemed	(43)	(261)	(40)	(330)
Change in Class R4 Shares	(33)	(142)	8	30
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	2,344	6,713	2,805	7,384
Reinvested	624	3,796	601	4,221
Redeemed	(2,687)	(21,871)	(2,633)	(28,696)
Change in Class R5 Shares	281	(11,362)	773	(17,091)
Class R6
Issued	7,388	20,629	6,775	19,205
Reinvested	1,363	8,688	1,002	6,597
Redeemed	(18,311)	(22,462)	(17,106)	(19,875)
Change in Class R6 Shares	(9,560)	6,855	(9,329)	5,927
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$31,746	$67,227	$12,841	$24,210
Distributions reinvested	3,250	18,244	759	2,030
Cost of shares redeemed	(45,779)	(88,232)	(12,838)	(20,872)
Change in net assets resulting from Class A capital transactions	(10,783)	(2,761)	762	5,368
Class C
Proceeds from shares issued	241	638	289	681
Distributions reinvested	53	448	22	90
Cost of shares redeemed	(447)	(958)	(140)	(507)
Change in net assets resulting from Class C capital transactions	(153)	128	171	264
Class I
Proceeds from shares issued	8,374	23,337	4,830	14,495
Distributions reinvested	1,120	7,486	382	1,575
Cost of shares redeemed	(18,196)	(57,059)	(9,643)	(19,191)
Change in net assets resulting from Class I capital transactions	(8,702)	(26,236)	(4,431)	(3,121)
Class R2
Proceeds from shares issued	10,784	21,874	1,864	4,061
Distributions reinvested	1,079	7,450	140	537
Cost of shares redeemed	(14,372)	(26,475)	(978)	(4,596)
Change in net assets resulting from Class R2 capital transactions	(2,509)	2,849	1,026	2
Class R3
Proceeds from shares issued	2,000	3,838	1,937	3,511
Distributions reinvested	140	872	98	342
Cost of shares redeemed	(2,598)	(3,988)	(2,049)	(3,955)
Change in net assets resulting from Class R3 capital transactions	(458)	722	(14)	(102)
Class R4
Proceeds from shares issued	120	562	834	2,775
Distributions reinvested	14	198	71	169
Cost of shares redeemed	(1,331)	(973)	(196)	(212)
Change in net assets resulting from Class R4 capital transactions	(1,197)	(213)	709	2,732
Class R5
Proceeds from shares issued	50,366	120,805	33,053	68,774
Distributions reinvested	7,800	38,907	2,938	8,003
Cost of shares redeemed	(29,383)	(233,999)	(13,597)	(56,584)
Change in net assets resulting from Class R5 capital transactions	28,783	(74,287)	22,394	20,193
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$103,531	$293,176	$72,920	$183,875
Distributions reinvested	12,904	70,141	5,507	19,124
Cost of shares redeemed	(262,370)	(255,590)	(138,103)	(126,197)
Change in net assets resulting from Class R6 capital transactions	(145,935)	107,727	(59,676)	76,802
Total change in net assets resulting from capital transactions	$(140,954)	$7,929	$(39,059)	$102,138
SHARE TRANSACTIONS:
Class A
Issued	1,381	3,045	660	1,314
Reinvested	134	868	37	114
Redeemed	(1,996)	(4,042)	(656)	(1,177)
Change in Class A Shares	(481)	(129)	41	251
Class C
Issued	11	30	15	37
Reinvested	2	22	1	5
Redeemed	(20)	(45)	(7)	(28)
Change in Class C Shares	(7)	7	9	14
Class I
Issued	361	1,053	246	787
Reinvested	46	355	18	89
Redeemed	(781)	(2,504)	(491)	(1,014)
Change in Class I Shares	(374)	(1,096)	(227)	(138)
Class R2
Issued	473	996	97	222
Reinvested	45	358	7	31
Redeemed	(630)	(1,198)	(51)	(251)
Change in Class R2 Shares	(112)	156	53	2
Class R3
Issued	87	175	100	190
Reinvested	6	42	5	19
Redeemed	(113)	(181)	(106)	(222)
Change in Class R3 Shares	(20)	36	(1)	(13)
Class R4
Issued	5	26	43	159
Reinvested	1	9	3	10
Redeemed	(59)	(44)	(10)	(12)
Change in Class R4 Shares	(53)	(9)	36	157
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R5
Issued	2,161	5,440	1,684	3,724
Reinvested	319	1,839	143	449
Redeemed	(1,261)	(10,796)	(694)	(3,138)
Change in Class R5 Shares	1,219	(3,517)	1,133	1,035
Class R6
Issued	4,470	13,192	3,722	9,910
Reinvested	528	3,314	267	1,072
Redeemed	(11,084)	(11,532)	(6,899)	(6,798)
Change in Class R6 Shares	(6,086)	4,974	(2,910)	4,184
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2065 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Period Ended June 30, 2023(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,061	$232
Distributions reinvested	21	— (b)
Cost of shares redeemed	(57)	(1)
Change in net assets resulting from Class A capital transactions	1,025	231
Class C
Proceeds from shares issued	28	20
Distributions reinvested	1	— (b)
Cost of shares redeemed	— (b)	—
Change in net assets resulting from Class C capital transactions	29	20
Class I
Proceeds from shares issued	91	52
Distributions reinvested	2	— (b)
Cost of shares redeemed	— (b)	— (b)
Change in net assets resulting from Class I capital transactions	93	52
Class R2
Proceeds from shares issued	1	21
Distributions reinvested	— (b)	— (b)
Cost of shares redeemed	(2)	— (b)
Change in net assets resulting from Class R2 capital transactions	(1)	21
Class R3
Proceeds from shares issued	3	22
Distributions reinvested	— (b)	— (b)
Cost of shares redeemed	(4)	— (b)
Change in net assets resulting from Class R3 capital transactions	(1)	22
Class R4
Proceeds from shares issued	—	20
Distributions reinvested	— (b)	— (b)
Change in net assets resulting from Class R4 capital transactions	— (b)	20
Class R5
Proceeds from shares issued	457	68
Distributions reinvested	9	1
Cost of shares redeemed	(14)	— (b)
Change in net assets resulting from Class R5 capital transactions	452	69

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2065 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Period Ended June 30, 2023(a)
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$4,567	$3,562
Distributions reinvested	138	11
Cost of shares redeemed	(682)	(180)
Change in net assets resulting from Class R6 capital transactions	4,023	3,393
Total change in net assets resulting from capital transactions	$5,620	$3,828
SHARE TRANSACTIONS:
Class A
Issued	62	14
Reinvested	1	— (b)
Redeemed	(3)	— (b)
Change in Class A Shares	60	14
Class C
Issued	2	1
Reinvested	— (b)	— (b)
Redeemed	— (b)	—
Change in Class C Shares	2	1
Class I
Issued	6	3
Reinvested	— (b)	— (b)
Redeemed	— (b)	— (b)
Change in Class I Shares	6	3
Class R2
Issued	— (b)	1
Reinvested	— (b)	— (b)
Redeemed	— (b)	— (b)
Change in Class R2 Shares	— (b)	1
Class R3
Issued	— (b)	2
Reinvested	— (b)	— (b)
Redeemed	— (b)	— (b)
Change in Class R3 Shares	— (b)	2
Class R4
Issued	—	1
Reinvested	— (b)	— (b)
Change in Class R4 Shares	— (b)	1

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® 2065 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Period Ended June 30, 2023(a)
SHARE TRANSACTIONS: (continued)
Class R5
Issued	27	4
Reinvested	1	— (b)
Redeemed	(1)	— (b)
Change in Class R5 Shares	27	4
Class R6
Issued	264	223
Reinvested	8	1
Redeemed	(40)	(11)
Change in Class R6 Shares	232	213

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Income Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$14.48	$0.25	$0.44	$0.69	$(0.46)	$—	$(0.46)
Year Ended June 30, 2023	14.17	0.36	0.53	0.89	(0.35)	(0.23)	(0.58)
Year Ended June 30, 2022	17.87	0.32	(2.33)	(2.01)	(0.27)	(1.42)	(1.69)
Year Ended June 30, 2021	16.21	0.30	2.14	2.44	(0.37)	(0.41)	(0.78)
Year Ended June 30, 2020	18.14	0.42	0.10	0.52	(0.43)	(2.02)	(2.45)
Year Ended June 30, 2019	18.19	0.47	0.49	0.96	(0.51)	(0.50)	(1.01)
Class C
Six Months Ended December 31, 2023 (Unaudited)	14.39	0.19	0.44	0.63	(0.34)	—	(0.34)
Year Ended June 30, 2023	14.06	0.27	0.53	0.80	(0.24)	(0.23)	(0.47)
Year Ended June 30, 2022	17.79	0.21	(2.31)	(2.10)	(0.21)	(1.42)	(1.63)
Year Ended June 30, 2021	16.13	0.19	2.13	2.32	(0.25)	(0.41)	(0.66)
Year Ended June 30, 2020	18.07	0.31	0.09	0.40	(0.32)	(2.02)	(2.34)
Year Ended June 30, 2019	18.12	0.35	0.50	0.85	(0.40)	(0.50)	(0.90)
Class I
Six Months Ended December 31, 2023 (Unaudited)	14.53	0.26	0.44	0.70	(0.48)	—	(0.48)
Year Ended June 30, 2023	14.21	0.38	0.54	0.92	(0.37)	(0.23)	(0.60)
Year Ended June 30, 2022	17.91	0.34	(2.34)	(2.00)	(0.28)	(1.42)	(1.70)
Year Ended June 30, 2021	16.24	0.32	2.15	2.47	(0.39)	(0.41)	(0.80)
Year Ended June 30, 2020	18.18	0.44	0.09	0.53	(0.45)	(2.02)	(2.47)
Year Ended June 30, 2019	18.22	0.49	0.50	0.99	(0.53)	(0.50)	(1.03)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	14.42	0.22	0.43	0.65	(0.40)	—	(0.40)
Year Ended June 30, 2023	14.10	0.31	0.54	0.85	(0.30)	(0.23)	(0.53)
Year Ended June 30, 2022	17.82	0.25	(2.32)	(2.07)	(0.23)	(1.42)	(1.65)
Year Ended June 30, 2021	16.17	0.23	2.12	2.35	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2020	18.11	0.35	0.08	0.43	(0.35)	(2.02)	(2.37)
Year Ended June 30, 2019	18.15	0.39	0.50	0.89	(0.43)	(0.50)	(0.93)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	14.43	0.23	0.45	0.68	(0.43)	—	(0.43)
Year Ended June 30, 2023	14.08	0.33	0.55	0.88	(0.30)	(0.23)	(0.53)
Year Ended June 30, 2022	17.78	0.29	(2.32)	(2.03)	(0.25)	(1.42)	(1.67)
Year Ended June 30, 2021	16.14	0.28	2.11	2.39	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	18.08	0.38	0.10	0.48	(0.40)	(2.02)	(2.42)
Year Ended June 30, 2019	18.13	0.45	0.48	0.93	(0.48)	(0.50)	(0.98)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	14.49	0.23	0.48	0.71	(0.45)	—	(0.45)
Year Ended June 30, 2023	14.19	0.39	0.52	0.91	(0.38)	(0.23)	(0.61)
Year Ended June 30, 2022	17.89	0.33	(2.33)	(2.00)	(0.28)	(1.42)	(1.70)
Year Ended June 30, 2021	16.21	0.31	2.15	2.46	(0.37)	(0.41)	(0.78)
Year Ended June 30, 2020	18.15	0.43	0.09	0.52	(0.44)	(2.02)	(2.46)
Year Ended June 30, 2019	18.19	0.48	0.50	0.98	(0.52)	(0.50)	(1.02)
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$14.71	4.76%	$328,223	0.35%	3.39%	0.55%	7%
14.48	6.55	358,493	0.34	2.56	0.54	17
14.17	(12.56)	405,590	0.34	1.92	0.54	39
17.87	15.27	580,693	0.32	1.76	0.53	32
16.21	2.80	725,302	0.31	2.46	0.53	44
18.14	5.65	913,902	0.31	2.62	0.53	22

14.68	4.41	4,526	0.98	2.70	1.04	7
14.39	5.88	5,407	0.97	1.91	1.04	17
14.06	(13.09)	6,689	0.97	1.27	1.04	39
17.79	14.58	11,547	0.95	1.11	1.03	32
16.13	2.10	19,316	0.94	1.82	1.03	44
18.07	5.02	25,211	0.94	2.00	1.02	22

14.75	4.81	68,429	0.23	3.54	0.28	7
14.53	6.76	72,267	0.22	2.68	0.28	17
14.21	(12.48)	91,551	0.22	2.04	0.27	39
17.91	15.43	143,855	0.20	1.84	0.27	32
16.24	2.86	275,968	0.19	2.59	0.27	44
18.18	5.83	376,751	0.19	2.74	0.27	22

14.67	4.51	46,268	0.75	3.02	0.78	7
14.42	6.22	48,214	0.75	2.17	0.78	17
14.10	(12.91)	52,294	0.75	1.51	0.78	39
17.82	14.74	73,969	0.75	1.34	0.78	32
16.17	2.29	96,609	0.75	2.03	0.77	44
18.11	5.24	135,758	0.75	2.17	0.77	22

14.68	4.71	4,984	0.50	3.17	0.54	7
14.43	6.49	5,755	0.50	2.35	0.54	17
14.08	(12.70)	9,961	0.50	1.74	0.53	39
17.78	15.01	15,618	0.50	1.60	0.52	32
16.14	2.57	21,053	0.50	2.26	0.52	44
18.08	5.51	20,882	0.50	2.51	0.52	22

14.75	4.88	2,485	0.25	3.17	0.28	7
14.49	6.67	5,097	0.25	2.73	0.28	17
14.19	(12.50)	3,635	0.25	2.00	0.27	39
17.89	15.38	5,349	0.25	1.82	0.27	32
16.21	2.81	16,424	0.25	2.50	0.27	44
18.15	5.78	18,329	0.25	2.70	0.26	22
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Income Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$14.57	$0.27	$0.45	$0.72	$(0.50)	$—	$(0.50)
Year Ended June 30, 2023	14.25	0.40	0.54	0.94	(0.39)	(0.23)	(0.62)
Year Ended June 30, 2022	17.94	0.36	(2.34)	(1.98)	(0.29)	(1.42)	(1.71)
Year Ended June 30, 2021	16.28	0.35	2.13	2.48	(0.41)	(0.41)	(0.82)
Year Ended June 30, 2020	18.21	0.46	0.10	0.56	(0.47)	(2.02)	(2.49)
Year Ended June 30, 2019	18.25	0.50	0.51	1.01	(0.55)	(0.50)	(1.05)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	14.57	0.27	0.46	0.73	(0.52)	—	(0.52)
Year Ended June 30, 2023	14.26	0.41	0.54	0.95	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2022	17.94	0.38	(2.34)	(1.96)	(0.30)	(1.42)	(1.72)
Year Ended June 30, 2021	16.28	0.36	2.14	2.50	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	18.21	0.47	0.10	0.57	(0.48)	(2.02)	(2.50)
Year Ended June 30, 2019	18.25	0.53	0.50	1.03	(0.57)	(0.50)	(1.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$14.79	4.94%	$281,232	0.10%	3.66%	0.13%	7%
14.57	6.88	294,423	0.10	2.80	0.13	17
14.25	(12.35)	382,540	0.10	2.15	0.12	39
17.94	15.47	549,434	0.10	1.99	0.12	32
16.28	3.01	663,490	0.10	2.66	0.12	44
18.21	5.91	937,765	0.10	2.80	0.12	22

14.78	4.98	384,565	0.00	3.74	0.03	7
14.57	6.94	423,326	0.00	2.90	0.03	17
14.26	(12.23)	599,328	0.00	2.26	0.02	39
17.94	15.59	734,126	0.00	2.08	0.02	32
16.28	3.12	852,524	0.00	2.77	0.02	44
18.21	6.02	902,534	0.00	2.95	0.02	22
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2020 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$14.90	$0.25	$0.46	$0.71	$(0.47)	$—	$(0.47)
Year Ended June 30, 2023	14.68	0.36	0.55	0.91	(0.39)	(0.30)	(0.69)
Year Ended June 30, 2022	18.97	0.32	(2.41)	(2.09)	(0.28)	(1.92)	(2.20)
Year Ended June 30, 2021	17.14	0.31	2.38	2.69	(0.38)	(0.48)	(0.86)
Year Ended June 30, 2020	19.25	0.43	0.13	0.56	(0.44)	(2.23)	(2.67)
Year Ended June 30, 2019	19.34	0.47	0.55	1.02	(0.52)	(0.59)	(1.11)
Class C
Six Months Ended December 31, 2023 (Unaudited)	14.79	0.19	0.46	0.65	(0.34)	—	(0.34)
Year Ended June 30, 2023	14.56	0.27	0.54	0.81	(0.28)	(0.30)	(0.58)
Year Ended June 30, 2022	18.87	0.22	(2.39)	(2.17)	(0.22)	(1.92)	(2.14)
Year Ended June 30, 2021	17.05	0.19	2.37	2.56	(0.26)	(0.48)	(0.74)
Year Ended June 30, 2020	19.16	0.32	0.13	0.45	(0.33)	(2.23)	(2.56)
Year Ended June 30, 2019	19.26	0.35	0.55	0.90	(0.41)	(0.59)	(1.00)
Class I
Six Months Ended December 31, 2023 (Unaudited)	14.99	0.26	0.46	0.72	(0.49)	—	(0.49)
Year Ended June 30, 2023	14.76	0.39	0.55	0.94	(0.41)	(0.30)	(0.71)
Year Ended June 30, 2022	19.05	0.35	(2.43)	(2.08)	(0.29)	(1.92)	(2.21)
Year Ended June 30, 2021	17.21	0.33	2.39	2.72	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2020	19.32	0.46	0.13	0.59	(0.47)	(2.23)	(2.70)
Year Ended June 30, 2019	19.41	0.50	0.55	1.05	(0.55)	(0.59)	(1.14)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	14.82	0.22	0.45	0.67	(0.41)	—	(0.41)
Year Ended June 30, 2023	14.60	0.31	0.54	0.85	(0.33)	(0.30)	(0.63)
Year Ended June 30, 2022	18.90	0.26	(2.39)	(2.13)	(0.25)	(1.92)	(2.17)
Year Ended June 30, 2021	17.08	0.24	2.37	2.61	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2020	19.19	0.36	0.13	0.49	(0.37)	(2.23)	(2.60)
Year Ended June 30, 2019	19.29	0.39	0.55	0.94	(0.45)	(0.59)	(1.04)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	14.89	0.24	0.46	0.70	(0.46)	—	(0.46)
Year Ended June 30, 2023	14.59	0.32	0.58	0.90	(0.30)	(0.30)	(0.60)
Year Ended June 30, 2022	18.87	0.31	(2.40)	(2.09)	(0.27)	(1.92)	(2.19)
Year Ended June 30, 2021	17.06	0.29	2.36	2.65	(0.36)	(0.48)	(0.84)
Year Ended June 30, 2020	19.17	0.41	0.13	0.54	(0.42)	(2.23)	(2.65)
Year Ended June 30, 2019	19.29	0.46	0.52	0.98	(0.51)	(0.59)	(1.10)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	14.92	0.26	0.46	0.72	(0.49)	—	(0.49)
Year Ended June 30, 2023	14.73	0.42	0.51	0.93	(0.44)	(0.30)	(0.74)
Year Ended June 30, 2022	19.01	0.36	(2.43)	(2.07)	(0.29)	(1.92)	(2.21)
Year Ended June 30, 2021	17.16	0.34	2.38	2.72	(0.39)	(0.48)	(0.87)
Year Ended June 30, 2020	19.28	0.45	0.12	0.57	(0.46)	(2.23)	(2.69)
Year Ended June 30, 2019	19.37	0.50	0.55	1.05	(0.55)	(0.59)	(1.14)
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$15.14	4.74%	$305,953	0.41%	3.31%	0.53%	7%
14.90	6.43	354,915	0.40	2.49	0.53	14
14.68	(12.59)	441,919	0.40	1.86	0.52	35
18.97	15.90	723,758	0.38	1.68	0.52	33
17.14	2.87	1,016,969	0.37	2.39	0.52	45
19.25	5.74	1,329,583	0.36	2.49	0.52	23

15.10	4.42	5,340	1.00	2.63	1.05	7
14.79	5.75	6,692	1.00	1.87	1.05	14
14.56	(13.05)	9,079	1.00	1.26	1.04	35
18.87	15.18	15,662	0.98	1.04	1.02	33
17.05	2.26	26,138	0.97	1.80	1.03	45
19.16	5.08	32,725	0.96	1.87	1.02	23

15.22	4.82	87,920	0.25	3.48	0.27	7
14.99	6.63	101,195	0.25	2.64	0.27	14
14.76	(12.47)	154,572	0.25	2.01	0.27	35
19.05	16.06	279,318	0.23	1.80	0.26	33
17.21	3.01	500,145	0.22	2.54	0.26	45
19.32	5.88	657,042	0.21	2.64	0.27	23

15.08	4.53	69,382	0.75	2.98	0.78	7
14.82	6.06	76,401	0.75	2.15	0.77	14
14.60	(12.86)	89,945	0.75	1.52	0.77	35
18.90	15.48	132,238	0.75	1.32	0.77	33
17.08	2.47	164,523	0.75	2.01	0.77	45
19.19	5.27	235,222	0.75	2.08	0.77	23

15.13	4.67	9,128	0.50	3.28	0.53	7
14.89	6.38	9,197	0.50	2.20	0.53	14
14.59	(12.65)	25,428	0.50	1.77	0.52	35
18.87	15.74	36,610	0.50	1.57	0.51	33
17.06	2.75	43,462	0.50	2.28	0.52	45
19.17	5.51	45,957	0.50	2.45	0.52	23

15.15	4.84	13,117	0.25	3.44	0.27	7
14.92	6.59	14,946	0.25	2.86	0.27	14
14.73	(12.44)	4,551	0.25	2.04	0.27	35
19.01	16.11	10,965	0.25	1.83	0.26	33
17.16	2.94	27,376	0.25	2.48	0.26	45
19.28	5.86	39,275	0.25	2.65	0.26	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2020 Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$15.02	$0.27	$0.47	$0.74	$(0.52)	$—	$(0.52)
Year Ended June 30, 2023	14.80	0.41	0.55	0.96	(0.44)	(0.30)	(0.74)
Year Ended June 30, 2022	19.07	0.38	(2.42)	(2.04)	(0.31)	(1.92)	(2.23)
Year Ended June 30, 2021	17.23	0.36	2.39	2.75	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2020	19.34	0.48	0.13	0.61	(0.49)	(2.23)	(2.72)
Year Ended June 30, 2019	19.43	0.52	0.55	1.07	(0.57)	(0.59)	(1.16)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	15.03	0.28	0.46	0.74	(0.54)	—	(0.54)
Year Ended June 30, 2023	14.81	0.43	0.55	0.98	(0.46)	(0.30)	(0.76)
Year Ended June 30, 2022	19.08	0.40	(2.43)	(2.03)	(0.32)	(1.92)	(2.24)
Year Ended June 30, 2021	17.23	0.38	2.40	2.78	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2020	19.34	0.50	0.13	0.63	(0.51)	(2.23)	(2.74)
Year Ended June 30, 2019	19.44	0.55	0.53	1.08	(0.59)	(0.59)	(1.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$15.24	4.93%	$363,780	0.10%	3.66%	0.12%	7%
15.02	6.73	377,954	0.10	2.75	0.12	14
14.80	(12.27)	648,747	0.10	2.16	0.12	35
19.07	16.22	1,039,921	0.10	1.97	0.11	33
17.23	3.13	1,300,373	0.10	2.64	0.11	45
19.34	5.99	1,815,333	0.10	2.73	0.11	23

15.23	4.90	608,061	0.00	3.73	0.02	7
15.03	6.89	707,921	0.00	2.90	0.02	14
14.81	(12.22)	821,167	0.00	2.28	0.02	35
19.08	16.40	1,294,883	0.00	2.07	0.01	33
17.23	3.23	1,515,075	0.00	2.76	0.01	45
19.34	6.04	1,648,084	0.00	2.87	0.01	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2025 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$15.66	$0.25	$0.54	$0.79	$(0.44)	$—	$(0.44)
Year Ended June 30, 2023	15.52	0.36	0.78	1.14	(0.34)	(0.66)	(1.00)
Year Ended June 30, 2022	20.09	0.32	(2.75)	(2.43)	(0.34)	(1.80)	(2.14)
Year Ended June 30, 2021	17.34	0.29	3.31	3.60	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2020	19.22	0.41	0.06	0.47	(0.42)	(1.93)	(2.35)
Year Ended June 30, 2019	19.18	0.43	0.59	1.02	(0.49)	(0.49)	(0.98)
Class C
Six Months Ended December 31, 2023 (Unaudited)	15.54	0.19	0.54	0.73	(0.31)	—	(0.31)
Year Ended June 30, 2023	15.40	0.27	0.78	1.05	(0.25)	(0.66)	(0.91)
Year Ended June 30, 2022	20.01	0.22	(2.75)	(2.53)	(0.28)	(1.80)	(2.08)
Year Ended June 30, 2021	17.27	0.17	3.31	3.48	(0.25)	(0.49)	(0.74)
Year Ended June 30, 2020	19.15	0.30	0.06	0.36	(0.31)	(1.93)	(2.24)
Year Ended June 30, 2019	19.11	0.32	0.59	0.91	(0.38)	(0.49)	(0.87)
Class I
Six Months Ended December 31, 2023 (Unaudited)	15.72	0.26	0.55	0.81	(0.47)	—	(0.47)
Year Ended June 30, 2023	15.58	0.39	0.79	1.18	(0.38)	(0.66)	(1.04)
Year Ended June 30, 2022	20.15	0.36	(2.77)	(2.41)	(0.36)	(1.80)	(2.16)
Year Ended June 30, 2021	17.39	0.32	3.32	3.64	(0.39)	(0.49)	(0.88)
Year Ended June 30, 2020	19.27	0.44	0.06	0.50	(0.45)	(1.93)	(2.38)
Year Ended June 30, 2019	19.22	0.46	0.60	1.06	(0.52)	(0.49)	(1.01)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	15.55	0.22	0.54	0.76	(0.38)	—	(0.38)
Year Ended June 30, 2023	15.42	0.31	0.78	1.09	(0.30)	(0.66)	(0.96)
Year Ended June 30, 2022	20.01	0.26	(2.74)	(2.48)	(0.31)	(1.80)	(2.11)
Year Ended June 30, 2021	17.27	0.22	3.30	3.52	(0.29)	(0.49)	(0.78)
Year Ended June 30, 2020	19.15	0.34	0.06	0.40	(0.35)	(1.93)	(2.28)
Year Ended June 30, 2019	19.11	0.35	0.60	0.95	(0.42)	(0.49)	(0.91)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	15.57	0.25	0.53	0.78	(0.43)	—	(0.43)
Year Ended June 30, 2023	15.44	0.35	0.78	1.13	(0.34)	(0.66)	(1.00)
Year Ended June 30, 2022	20.01	0.31	(2.75)	(2.44)	(0.33)	(1.80)	(2.13)
Year Ended June 30, 2021	17.27	0.27	3.30	3.57	(0.34)	(0.49)	(0.83)
Year Ended June 30, 2020	19.16	0.39	0.05	0.44	(0.40)	(1.93)	(2.33)
Year Ended June 30, 2019	19.12	0.41	0.59	1.00	(0.47)	(0.49)	(0.96)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	15.68	0.23	0.58	0.81	(0.44)	—	(0.44)
Year Ended June 30, 2023	15.54	0.39	0.79	1.18	(0.38)	(0.66)	(1.04)
Year Ended June 30, 2022	20.11	0.35	(2.77)	(2.42)	(0.35)	(1.80)	(2.15)
Year Ended June 30, 2021	17.34	0.32	3.32	3.64	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2020	19.22	0.44	0.05	0.49	(0.44)	(1.93)	(2.37)
Year Ended June 30, 2019	19.18	0.46	0.59	1.05	(0.52)	(0.49)	(1.01)
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$16.01	5.02%	$544,610	0.44%	3.15%	0.52%	7%
15.66	7.80	606,963	0.43	2.32	0.52	16
15.52	(13.71)	722,117	0.43	1.72	0.52	39
20.09	21.06	1,147,634	0.41	1.52	0.52	32
17.34	2.22	1,348,331	0.40	2.25	0.52	51
19.22	5.80	1,618,745	0.38	2.28	0.52	24

15.96	4.72	11,896	1.00	2.48	1.03	7
15.54	7.19	14,787	1.00	1.74	1.03	16
15.40	(14.23)	19,094	1.00	1.17	1.03	39
20.01	20.39	27,048	1.00	0.91	1.02	32
17.27	1.62	30,825	0.99	1.64	1.03	51
19.15	5.20	35,802	0.97	1.69	1.02	24

16.06	5.14	144,943	0.25	3.36	0.27	7
15.72	8.00	165,288	0.25	2.52	0.27	16
15.58	(13.59)	232,343	0.25	1.91	0.26	39
20.15	21.25	379,329	0.25	1.66	0.26	32
17.39	2.37	608,686	0.24	2.40	0.26	51
19.27	6.01	760,817	0.22	2.45	0.26	24

15.93	4.91	111,174	0.75	2.83	0.77	7
15.55	7.43	121,499	0.75	2.02	0.77	16
15.42	(14.01)	134,496	0.75	1.41	0.77	39
20.01	20.68	192,084	0.75	1.18	0.77	32
17.27	1.86	220,376	0.75	1.90	0.77	51
19.15	5.42	282,956	0.75	1.90	0.77	24

15.92	5.02	18,732	0.50	3.16	0.52	7
15.57	7.73	18,887	0.50	2.27	0.52	16
15.44	(13.80)	23,213	0.50	1.65	0.52	39
20.01	21.00	36,301	0.50	1.44	0.52	32
17.27	2.07	43,901	0.50	2.17	0.52	51
19.16	5.72	41,862	0.50	2.21	0.52	24

16.05	5.14	2,319	0.25	2.90	0.27	7
15.68	8.01	4,249	0.25	2.55	0.27	16
15.54	(13.62)	7,229	0.25	1.85	0.27	39
20.11	21.32	17,587	0.25	1.69	0.26	32
17.34	2.37	39,366	0.25	2.40	0.26	51
19.22	5.95	36,267	0.25	2.47	0.26	24
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2025 Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$15.75	$0.28	$0.55	$0.83	$(0.50)	$—	$(0.50)
Year Ended June 30, 2023	15.61	0.41	0.79	1.20	(0.40)	(0.66)	(1.06)
Year Ended June 30, 2022	20.18	0.38	(2.78)	(2.40)	(0.37)	(1.80)	(2.17)
Year Ended June 30, 2021	17.41	0.35	3.33	3.68	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2020	19.29	0.46	0.06	0.52	(0.47)	(1.93)	(2.40)
Year Ended June 30, 2019	19.24	0.48	0.60	1.08	(0.54)	(0.49)	(1.03)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	15.76	0.29	0.54	0.83	(0.51)	—	(0.51)
Year Ended June 30, 2023	15.62	0.43	0.79	1.22	(0.42)	(0.66)	(1.08)
Year Ended June 30, 2022	20.18	0.41	(2.79)	(2.38)	(0.38)	(1.80)	(2.18)
Year Ended June 30, 2021	17.41	0.37	3.33	3.70	(0.44)	(0.49)	(0.93)
Year Ended June 30, 2020	19.29	0.48	0.06	0.54	(0.49)	(1.93)	(2.42)
Year Ended June 30, 2019	19.24	0.50	0.60	1.10	(0.56)	(0.49)	(1.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$16.08	5.25%	$734,292	0.10%	3.51%	0.11%	7%
15.75	8.16	757,815	0.10	2.64	0.11	16
15.61	(13.50)	1,077,778	0.10	2.07	0.11	39
20.18	21.48	1,540,051	0.10	1.84	0.11	32
17.41	2.51	1,741,634	0.10	2.52	0.11	51
19.29	6.13	2,183,769	0.10	2.54	0.11	24

16.08	5.29	1,477,322	0.00	3.62	0.01	7
15.76	8.30	1,597,677	0.00	2.78	0.01	16
15.62	(13.40)	1,716,156	0.00	2.18	0.01	39
20.18	21.61	2,237,064	0.00	1.94	0.01	32
17.41	2.61	2,278,065	0.00	2.64	0.01	51
19.29	6.24	2,280,809	0.00	2.68	0.01	24
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2030 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$17.02	$0.25	$0.69	$0.94	$(0.42)	$—	$(0.42)
Year Ended June 30, 2023	16.73	0.35	1.20	1.55	(0.33)	(0.93)	(1.26)
Year Ended June 30, 2022	21.89	0.33	(3.14)	(2.81)	(0.40)	(1.95)	(2.35)
Year Ended June 30, 2021	18.17	0.28	4.27	4.55	(0.34)	(0.49)	(0.83)
Year Ended June 30, 2020	21.00	0.41	(0.01)	0.40	(0.42)	(2.81)	(3.23)
Year Ended June 30, 2019	21.03	0.43	0.67	1.10	(0.50)	(0.63)	(1.13)
Class C
Six Months Ended December 31, 2023 (Unaudited)	16.74	0.20	0.67	0.87	(0.31)	—	(0.31)
Year Ended June 30, 2023	16.47	0.25	1.18	1.43	(0.23)	(0.93)	(1.16)
Year Ended June 30, 2022	21.64	0.21	(3.09)	(2.88)	(0.34)	(1.95)	(2.29)
Year Ended June 30, 2021	17.96	0.15	4.24	4.39	(0.22)	(0.49)	(0.71)
Year Ended June 30, 2020	20.80	0.30	(0.02)	0.28	(0.31)	(2.81)	(3.12)
Year Ended June 30, 2019	20.84	0.30	0.67	0.97	(0.38)	(0.63)	(1.01)
Class I
Six Months Ended December 31, 2023 (Unaudited)	17.10	0.27	0.69	0.96	(0.45)	—	(0.45)
Year Ended June 30, 2023	16.81	0.39	1.19	1.58	(0.36)	(0.93)	(1.29)
Year Ended June 30, 2022	21.97	0.37	(3.16)	(2.79)	(0.42)	(1.95)	(2.37)
Year Ended June 30, 2021	18.22	0.31	4.30	4.61	(0.37)	(0.49)	(0.86)
Year Ended June 30, 2020	21.06	0.45	(0.03)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.08	0.46	0.68	1.14	(0.53)	(0.63)	(1.16)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	16.90	0.23	0.67	0.90	(0.36)	—	(0.36)
Year Ended June 30, 2023	16.62	0.30	1.19	1.49	(0.28)	(0.93)	(1.21)
Year Ended June 30, 2022	21.80	0.26	(3.12)	(2.86)	(0.37)	(1.95)	(2.32)
Year Ended June 30, 2021	18.09	0.21	4.26	4.47	(0.27)	(0.49)	(0.76)
Year Ended June 30, 2020	20.92	0.35	(0.02)	0.33	(0.35)	(2.81)	(3.16)
Year Ended June 30, 2019	20.96	0.35	0.66	1.01	(0.42)	(0.63)	(1.05)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	17.00	0.25	0.68	0.93	(0.41)	—	(0.41)
Year Ended June 30, 2023	16.65	0.31	1.22	1.53	(0.25)	(0.93)	(1.18)
Year Ended June 30, 2022	21.80	0.32	(3.13)	(2.81)	(0.39)	(1.95)	(2.34)
Year Ended June 30, 2021	18.10	0.26	4.26	4.52	(0.33)	(0.49)	(0.82)
Year Ended June 30, 2020	20.94	0.40	(0.03)	0.37	(0.40)	(2.81)	(3.21)
Year Ended June 30, 2019	20.98	0.42	0.66	1.08	(0.49)	(0.63)	(1.12)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	17.03	0.27	0.69	0.96	(0.45)	—	(0.45)
Year Ended June 30, 2023	16.77	0.43	1.15	1.58	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2022	21.93	0.36	(3.15)	(2.79)	(0.42)	(1.95)	(2.37)
Year Ended June 30, 2021	18.18	0.31	4.29	4.60	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2020	21.02	0.43	(0.01)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.05	0.46	0.67	1.13	(0.53)	(0.63)	(1.16)
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$17.54	5.51%	$725,794	0.44%	2.98%	0.52%	7%
17.02	9.85	789,005	0.43	2.11	0.52	16
16.73	(14.62)	866,979	0.43	1.61	0.52	42
21.89	25.39	1,310,223	0.41	1.35	0.52	38
18.17	1.39	1,502,785	0.40	2.13	0.52	51
21.00	5.82	1,817,991	0.38	2.09	0.52	19

17.30	5.22	13,482	1.00	2.43	1.03	7
16.74	9.21	14,047	1.00	1.55	1.03	16
16.47	(15.09)	16,382	1.00	1.06	1.03	42
21.64	24.72	22,367	1.00	0.76	1.03	38
17.96	0.73	27,199	0.99	1.56	1.03	51
20.80	5.21	34,612	0.97	1.48	1.02	19

17.61	5.62	231,424	0.25	3.19	0.26	7
17.10	10.02	251,694	0.25	2.31	0.26	16
16.81	(14.48)	311,120	0.25	1.80	0.26	42
21.97	25.69	498,963	0.25	1.50	0.26	38
18.22	1.49	667,687	0.24	2.29	0.26	51
21.06	6.02	842,817	0.22	2.25	0.26	19

17.44	5.35	186,569	0.75	2.69	0.77	7
16.90	9.52	192,960	0.75	1.81	0.77	16
16.62	(14.92)	200,990	0.75	1.32	0.76	42
21.80	25.04	265,500	0.75	1.02	0.76	38
18.09	1.03	279,698	0.75	1.79	0.76	51
20.92	5.39	376,464	0.75	1.70	0.77	19

17.52	5.46	23,789	0.50	2.95	0.52	7
17.00	9.75	22,702	0.50	1.84	0.52	16
16.65	(14.66)	56,115	0.50	1.57	0.51	42
21.80	25.30	73,364	0.50	1.30	0.51	38
18.10	1.25	68,796	0.50	2.06	0.51	51
20.94	5.72	65,515	0.50	2.04	0.52	19

17.54	5.65	34,918	0.25	3.17	0.26	7
17.03	10.04	36,839	0.25	2.57	0.26	16
16.77	(14.51)	12,839	0.25	1.79	0.26	42
21.93	25.69	22,446	0.25	1.53	0.26	38
18.18	1.49	45,528	0.25	2.19	0.26	51
21.02	5.97	61,313	0.25	2.26	0.26	19
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2030 Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$17.18	$0.29	$0.69	$0.98	$(0.48)	$—	$(0.48)
Year Ended June 30, 2023	16.88	0.41	1.21	1.62	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2022	22.04	0.40	(3.17)	(2.77)	(0.44)	(1.95)	(2.39)
Year Ended June 30, 2021	18.28	0.34	4.32	4.66	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	21.11	0.47	(0.01)	0.46	(0.48)	(2.81)	(3.29)
Year Ended June 30, 2019	21.14	0.49	0.67	1.16	(0.56)	(0.63)	(1.19)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	17.17	0.30	0.69	0.99	(0.50)	—	(0.50)
Year Ended June 30, 2023	16.88	0.43	1.20	1.63	(0.41)	(0.93)	(1.34)
Year Ended June 30, 2022	22.03	0.42	(3.17)	(2.75)	(0.45)	(1.95)	(2.40)
Year Ended June 30, 2021	18.27	0.37	4.31	4.68	(0.43)	(0.49)	(0.92)
Year Ended June 30, 2020	21.11	0.49	(0.02)	0.47	(0.50)	(2.81)	(3.31)
Year Ended June 30, 2019	21.13	0.51	0.68	1.19	(0.58)	(0.63)	(1.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$17.68	5.71%	$1,145,592	0.10%	3.38%	0.11%	7%
17.18	10.22	1,118,550	0.10	2.45	0.11	16
16.88	(14.36)	1,463,012	0.10	1.97	0.11	42
22.04	25.86	1,978,329	0.10	1.68	0.11	38
18.28	1.68	1,978,378	0.10	2.41	0.11	51
21.11	6.09	2,387,637	0.10	2.36	0.11	19

17.66	5.76	1,995,098	0.00	3.47	0.01	7
17.17	10.30	2,099,401	0.00	2.58	0.01	16
16.88	(14.28)	2,029,842	0.00	2.08	0.01	42
22.03	26.00	2,510,192	0.00	1.78	0.01	38
18.27	1.73	2,363,567	0.00	2.52	0.01	51
21.11	6.24	2,387,434	0.00	2.48	0.01	19
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2035 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$17.65	$0.25	$0.82	$1.07	$(0.36)	$—	$(0.36)
Year Ended June 30, 2023	17.15	0.31	1.56	1.87	(0.28)	(1.09)	(1.37)
Year Ended June 30, 2022	23.65	0.32	(3.33)	(3.01)	(0.48)	(3.01)	(3.49)
Year Ended June 30, 2021	18.76	0.28	5.60	5.88	(0.35)	(0.64)	(0.99)
Year Ended June 30, 2020	20.40	0.33	(0.02)	0.31	(0.35)	(1.60)	(1.95)
Year Ended June 30, 2019	20.43	0.38	0.58	0.96	(0.46)	(0.53)	(0.99)
Class C
Six Months Ended December 31, 2023 (Unaudited)	17.35	0.20	0.80	1.00	(0.25)	—	(0.25)
Year Ended June 30, 2023	16.88	0.21	1.54	1.75	(0.19)	(1.09)	(1.28)
Year Ended June 30, 2022	23.41	0.20	(3.29)	(3.09)	(0.43)	(3.01)	(3.44)
Year Ended June 30, 2021	18.59	0.15	5.54	5.69	(0.23)	(0.64)	(0.87)
Year Ended June 30, 2020	20.23	0.22	(0.02)	0.20	(0.24)	(1.60)	(1.84)
Year Ended June 30, 2019	20.26	0.26	0.59	0.85	(0.35)	(0.53)	(0.88)
Class I
Six Months Ended December 31, 2023 (Unaudited)	17.80	0.28	0.82	1.10	(0.40)	—	(0.40)
Year Ended June 30, 2023	17.29	0.35	1.57	1.92	(0.32)	(1.09)	(1.41)
Year Ended June 30, 2022	23.80	0.37	(3.37)	(3.00)	(0.50)	(3.01)	(3.51)
Year Ended June 30, 2021	18.87	0.32	5.63	5.95	(0.38)	(0.64)	(1.02)
Year Ended June 30, 2020	20.51	0.37	(0.02)	0.35	(0.39)	(1.60)	(1.99)
Year Ended June 30, 2019	20.53	0.42	0.59	1.01	(0.50)	(0.53)	(1.03)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	17.53	0.23	0.80	1.03	(0.31)	—	(0.31)
Year Ended June 30, 2023	17.05	0.26	1.55	1.81	(0.24)	(1.09)	(1.33)
Year Ended June 30, 2022	23.57	0.26	(3.32)	(3.06)	(0.45)	(3.01)	(3.46)
Year Ended June 30, 2021	18.70	0.21	5.57	5.78	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2020	20.34	0.27	(0.02)	0.25	(0.29)	(1.60)	(1.89)
Year Ended June 30, 2019	20.37	0.30	0.59	0.89	(0.39)	(0.53)	(0.92)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	17.52	0.24	0.82	1.06	(0.35)	—	(0.35)
Year Ended June 30, 2023	17.05	0.30	1.54	1.84	(0.28)	(1.09)	(1.37)
Year Ended June 30, 2022	23.54	0.30	(3.31)	(3.01)	(0.47)	(3.01)	(3.48)
Year Ended June 30, 2021	18.68	0.27	5.56	5.83	(0.33)	(0.64)	(0.97)
Year Ended June 30, 2020	20.32	0.32	(0.02)	0.30	(0.34)	(1.60)	(1.94)
Year Ended June 30, 2019	20.36	0.37	0.57	0.94	(0.45)	(0.53)	(0.98)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	17.78	0.23	0.86	1.09	(0.36)	—	(0.36)
Year Ended June 30, 2023	17.26	0.34	1.58	1.92	(0.31)	(1.09)	(1.40)
Year Ended June 30, 2022	23.75	0.35	(3.33)	(2.98)	(0.50)	(3.01)	(3.51)
Year Ended June 30, 2021	18.83	0.33	5.60	5.93	(0.37)	(0.64)	(1.01)
Year Ended June 30, 2020	20.47	0.36	(0.02)	0.34	(0.38)	(1.60)	(1.98)
Year Ended June 30, 2019	20.50	0.41	0.58	0.99	(0.49)	(0.53)	(1.02)
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$18.36	6.09%	$612,177	0.44%	2.89%	0.52%	9%
17.65	11.67	645,728	0.43	1.81	0.52	18
17.15	(15.33)	710,149	0.43	1.50	0.52	34
23.65	31.88	1,107,857	0.42	1.31	0.52	35
18.76	1.14	1,141,434	0.41	1.70	0.52	52
20.40	5.27	1,350,107	0.39	1.91	0.52	15

18.10	5.78	8,365	1.00	2.27	1.04	9
17.35	11.01	9,043	1.00	1.25	1.04	18
16.88	(15.81)	10,174	1.00	0.97	1.03	34
23.41	31.12	13,950	1.00	0.69	1.03	35
18.59	0.56	16,378	0.99	1.14	1.04	52
20.23	4.71	21,967	0.97	1.32	1.03	15

18.50	6.17	141,011	0.25	3.12	0.26	9
17.80	11.87	154,541	0.25	2.06	0.27	18
17.29	(15.19)	211,579	0.25	1.70	0.26	34
23.80	32.11	345,692	0.25	1.47	0.26	35
18.87	1.31	492,445	0.24	1.88	0.27	52
20.51	5.47	604,947	0.22	2.08	0.27	15

18.25	5.88	171,347	0.75	2.60	0.77	9
17.53	11.31	173,552	0.75	1.52	0.77	18
17.05	(15.60)	167,191	0.75	1.21	0.77	34
23.57	31.43	219,749	0.75	0.97	0.76	35
18.70	0.79	225,092	0.76	1.37	0.77	52
20.34	4.89	283,852	0.75	1.53	0.77	15

18.23	6.06	26,271	0.50	2.76	0.52	9
17.52	11.52	28,110	0.50	1.79	0.52	18
17.05	(15.39)	30,308	0.50	1.43	0.52	34
23.54	31.77	47,424	0.50	1.25	0.52	35
18.68	1.07	44,104	0.51	1.63	0.52	52
20.32	5.14	39,417	0.50	1.85	0.52	15

18.51	6.15	2,459	0.25	2.59	0.28	9
17.78	11.86	4,323	0.25	1.98	0.27	18
17.26	(15.14)	8,959	0.25	1.62	0.27	34
23.75	32.07	22,627	0.25	1.51	0.26	35
18.83	1.30	43,341	0.25	1.87	0.26	52
20.47	5.41	40,332	0.25	2.07	0.26	15
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2035 Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$17.83	$0.29	$0.82	$1.11	$(0.43)	$—	$(0.43)
Year Ended June 30, 2023	17.32	0.37	1.58	1.95	(0.35)	(1.09)	(1.44)
Year Ended June 30, 2022	23.81	0.40	(3.36)	(2.96)	(0.52)	(3.01)	(3.53)
Year Ended June 30, 2021	18.89	0.36	5.62	5.98	(0.42)	(0.64)	(1.06)
Year Ended June 30, 2020	20.53	0.39	(0.02)	0.37	(0.41)	(1.60)	(2.01)
Year Ended June 30, 2019	20.54	0.44	0.60	1.04	(0.52)	(0.53)	(1.05)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	17.83	0.30	0.83	1.13	(0.45)	—	(0.45)
Year Ended June 30, 2023	17.33	0.40	1.56	1.96	(0.37)	(1.09)	(1.46)
Year Ended June 30, 2022	23.81	0.42	(3.36)	(2.94)	(0.53)	(3.01)	(3.54)
Year Ended June 30, 2021	18.89	0.38	5.62	6.00	(0.44)	(0.64)	(1.08)
Year Ended June 30, 2020	20.53	0.41	(0.02)	0.39	(0.43)	(1.60)	(2.03)
Year Ended June 30, 2019	20.55	0.46	0.59	1.05	(0.54)	(0.53)	(1.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$18.51	6.22%	$842,925	0.10%	3.30%	0.11%	9%
17.83	12.03	806,622	0.10	2.16	0.11	18
17.32	(15.03)	1,087,075	0.10	1.86	0.11	34
23.81	32.23	1,456,188	0.10	1.65	0.11	35
18.89	1.45	1,449,763	0.10	1.98	0.11	52
20.53	5.64	1,751,724	0.10	2.20	0.11	15

18.51	6.32	1,958,826	0.00	3.38	0.01	9
17.83	12.10	2,066,266	0.00	2.29	0.01	18
17.33	(14.94)	1,916,064	0.00	1.97	0.01	34
23.81	32.37	2,319,866	0.00	1.73	0.01	35
18.89	1.55	2,066,991	0.00	2.09	0.01	52
20.53	5.70	2,130,474	0.00	2.30	0.02	15
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2040 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$18.99	$0.26	$0.96	$1.22	$(0.35)	$—	$(0.35)
Year Ended June 30, 2023	18.45	0.30	1.94	2.24	(0.28)	(1.42)	(1.70)
Year Ended June 30, 2022	25.76	0.33	(3.68)	(3.35)	(0.55)	(3.41)	(3.96)
Year Ended June 30, 2021	19.90	0.28	6.68	6.96	(0.34)	(0.76)	(1.10)
Year Ended June 30, 2020	22.03	0.32	(0.05)	0.27	(0.35)	(2.05)	(2.40)
Year Ended June 30, 2019	22.17	0.38	0.62	1.00	(0.47)	(0.67)	(1.14)
Class C
Six Months Ended December 31, 2023 (Unaudited)	18.43	0.20	0.93	1.13	(0.24)	—	(0.24)
Year Ended June 30, 2023	17.95	0.19	1.89	2.08	(0.18)	(1.42)	(1.60)
Year Ended June 30, 2022	25.26	0.19	(3.58)	(3.39)	(0.51)	(3.41)	(3.92)
Year Ended June 30, 2021	19.58	0.13	6.55	6.68	(0.24)	(0.76)	(1.00)
Year Ended June 30, 2020	21.72	0.20	(0.05)	0.15	(0.24)	(2.05)	(2.29)
Year Ended June 30, 2019	21.87	0.25	0.62	0.87	(0.35)	(0.67)	(1.02)
Class I
Six Months Ended December 31, 2023 (Unaudited)	19.10	0.28	0.96	1.24	(0.38)	—	(0.38)
Year Ended June 30, 2023	18.54	0.34	1.96	2.30	(0.32)	(1.42)	(1.74)
Year Ended June 30, 2022	25.85	0.37	(3.70)	(3.33)	(0.57)	(3.41)	(3.98)
Year Ended June 30, 2021	19.97	0.31	6.71	7.02	(0.38)	(0.76)	(1.14)
Year Ended June 30, 2020	22.10	0.36	(0.06)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.23	0.42	0.63	1.05	(0.51)	(0.67)	(1.18)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	18.78	0.23	0.94	1.17	(0.29)	—	(0.29)
Year Ended June 30, 2023	18.26	0.24	1.93	2.17	(0.23)	(1.42)	(1.65)
Year Ended June 30, 2022	25.59	0.25	(3.64)	(3.39)	(0.53)	(3.41)	(3.94)
Year Ended June 30, 2021	19.79	0.20	6.62	6.82	(0.26)	(0.76)	(1.02)
Year Ended June 30, 2020	21.92	0.25	(0.05)	0.20	(0.28)	(2.05)	(2.33)
Year Ended June 30, 2019	22.06	0.30	0.62	0.92	(0.39)	(0.67)	(1.06)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	18.99	0.25	0.96	1.21	(0.33)	—	(0.33)
Year Ended June 30, 2023	18.35	0.23	2.01	2.24	(0.18)	(1.42)	(1.60)
Year Ended June 30, 2022	25.66	0.31	(3.67)	(3.36)	(0.54)	(3.41)	(3.95)
Year Ended June 30, 2021	19.83	0.27	6.64	6.91	(0.32)	(0.76)	(1.08)
Year Ended June 30, 2020	21.96	0.31	(0.06)	0.25	(0.33)	(2.05)	(2.38)
Year Ended June 30, 2019	22.12	0.37	0.60	0.97	(0.46)	(0.67)	(1.13)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	19.02	0.29	0.95	1.24	(0.39)	—	(0.39)
Year Ended June 30, 2023	18.50	0.41	1.88	2.29	(0.35)	(1.42)	(1.77)
Year Ended June 30, 2022	25.81	0.35	(3.68)	(3.33)	(0.57)	(3.41)	(3.98)
Year Ended June 30, 2021	19.93	0.33	6.67	7.00	(0.36)	(0.76)	(1.12)
Year Ended June 30, 2020	22.06	0.34	(0.04)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.19	0.41	0.64	1.05	(0.51)	(0.67)	(1.18)
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$19.86	6.40%	$618,291	0.44%	2.72%	0.52%	8%
18.99	13.12	656,787	0.43	1.63	0.52	16
18.45	(15.82)	677,060	0.43	1.40	0.52	36
25.76	35.63	1,024,243	0.42	1.19	0.52	33
19.90	0.66	1,088,646	0.41	1.54	0.52	50
22.03	5.15	1,324,589	0.39	1.76	0.52	14

19.32	6.12	11,035	1.00	2.20	1.04	8
18.43	12.47	11,359	1.00	1.07	1.03	16
17.95	(16.28)	11,955	1.00	0.86	1.04	36
25.26	34.75	15,949	1.00	0.58	1.04	33
19.58	0.08	16,763	0.99	0.98	1.04	50
21.72	4.59	22,117	0.97	1.17	1.03	14

19.96	6.50	189,017	0.25	2.92	0.26	8
19.10	13.39	212,173	0.25	1.86	0.27	16
18.54	(15.69)	267,740	0.25	1.58	0.26	36
25.85	35.83	437,592	0.25	1.32	0.26	33
19.97	0.82	488,471	0.24	1.73	0.27	50
22.10	5.36	616,461	0.22	1.93	0.27	14

19.66	6.23	157,040	0.75	2.46	0.77	8
18.78	12.83	157,484	0.75	1.34	0.77	16
18.26	(16.09)	153,273	0.75	1.09	0.77	36
25.59	35.12	199,824	0.75	0.86	0.77	33
19.79	0.30	200,654	0.76	1.22	0.77	50
21.92	4.79	269,143	0.75	1.38	0.77	14

19.87	6.39	20,491	0.50	2.68	0.52	8
18.99	13.11	20,493	0.50	1.27	0.52	16
18.35	(15.91)	51,430	0.50	1.35	0.52	36
25.66	35.52	65,461	0.50	1.15	0.51	33
19.83	0.57	57,891	0.51	1.51	0.52	50
21.96	5.02	54,428	0.50	1.72	0.52	14

19.87	6.51	39,264	0.25	3.05	0.26	8
19.02	13.40	36,240	0.25	2.22	0.27	16
18.50	(15.71)	7,965	0.25	1.50	0.27	36
25.81	35.83	15,979	0.25	1.43	0.26	33
19.93	0.82	35,248	0.26	1.65	0.27	50
22.06	5.36	42,792	0.25	1.91	0.26	14
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2040 Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$19.19	$0.30	$0.97	$1.27	$(0.42)	$—	$(0.42)
Year Ended June 30, 2023	18.62	0.38	1.95	2.33	(0.34)	(1.42)	(1.76)
Year Ended June 30, 2022	25.93	0.41	(3.72)	(3.31)	(0.59)	(3.41)	(4.00)
Year Ended June 30, 2021	20.03	0.35	6.72	7.07	(0.41)	(0.76)	(1.17)
Year Ended June 30, 2020	22.16	0.39	(0.06)	0.33	(0.41)	(2.05)	(2.46)
Year Ended June 30, 2019	22.29	0.44	0.64	1.08	(0.54)	(0.67)	(1.21)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	19.19	0.31	0.96	1.27	(0.43)	—	(0.43)
Year Ended June 30, 2023	18.63	0.39	1.96	2.35	(0.37)	(1.42)	(1.79)
Year Ended June 30, 2022	25.93	0.43	(3.72)	(3.29)	(0.60)	(3.41)	(4.01)
Year Ended June 30, 2021	20.03	0.38	6.72	7.10	(0.44)	(0.76)	(1.20)
Year Ended June 30, 2020	22.16	0.41	(0.06)	0.35	(0.43)	(2.05)	(2.48)
Year Ended June 30, 2019	22.29	0.47	0.63	1.10	(0.56)	(0.67)	(1.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$20.04	6.60%	$974,604	0.10%	3.15%	0.11%	8%
19.19	13.56	938,361	0.10	2.03	0.12	16
18.62	(15.57)	1,254,341	0.10	1.76	0.11	36
25.93	36.03	1,668,542	0.10	1.51	0.11	33
20.03	0.96	1,521,908	0.11	1.84	0.12	50
22.16	5.48	1,803,566	0.10	2.06	0.12	14

20.03	6.64	1,813,101	0.00	3.24	0.01	8
19.19	13.65	1,931,128	0.00	2.11	0.02	16
18.63	(15.48)	1,747,795	0.00	1.87	0.01	36
25.93	36.17	2,166,737	0.00	1.61	0.01	33
20.03	1.06	1,899,514	0.01	1.94	0.02	50
22.16	5.58	2,006,280	0.00	2.16	0.02	14
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2045 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$18.89	$0.25	$1.00	$1.25	$(0.30)	$—	$(0.30)
Year Ended June 30, 2023	18.35	0.26	2.15	2.41	(0.24)	(1.63)	(1.87)
Year Ended June 30, 2022	25.52	0.30	(3.70)	(3.40)	(0.59)	(3.18)	(3.77)
Year Ended June 30, 2021	19.19	0.24	7.07	7.31	(0.30)	(0.68)	(0.98)
Year Ended June 30, 2020	21.10	0.29	(0.14)	0.15	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2019	21.09	0.35	0.61	0.96	(0.44)	(0.51)	(0.95)
Class C
Six Months Ended December 31, 2023 (Unaudited)	18.41	0.20	0.96	1.16	(0.20)	—	(0.20)
Year Ended June 30, 2023	17.93	0.16	2.09	2.25	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2022	25.12	0.16	(3.62)	(3.46)	(0.55)	(3.18)	(3.73)
Year Ended June 30, 2021	18.96	0.10	6.98	7.08	(0.24)	(0.68)	(0.92)
Year Ended June 30, 2020	20.91	0.17	(0.15)	0.02	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2019	20.92	0.22	0.62	0.84	(0.34)	(0.51)	(0.85)
Class I
Six Months Ended December 31, 2023 (Unaudited)	19.02	0.28	1.01	1.29	(0.34)	—	(0.34)
Year Ended June 30, 2023	18.46	0.31	2.15	2.46	(0.27)	(1.63)	(1.90)
Year Ended June 30, 2022	25.63	0.34	(3.73)	(3.39)	(0.60)	(3.18)	(3.78)
Year Ended June 30, 2021	19.27	0.28	7.09	7.37	(0.33)	(0.68)	(1.01)
Year Ended June 30, 2020	21.18	0.33	(0.15)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.17	0.38	0.62	1.00	(0.48)	(0.51)	(0.99)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	18.68	0.22	0.99	1.21	(0.25)	—	(0.25)
Year Ended June 30, 2023	18.16	0.21	2.13	2.34	(0.19)	(1.63)	(1.82)
Year Ended June 30, 2022	25.37	0.22	(3.68)	(3.46)	(0.57)	(3.18)	(3.75)
Year Ended June 30, 2021	19.10	0.16	7.04	7.20	(0.25)	(0.68)	(0.93)
Year Ended June 30, 2020	21.02	0.22	(0.14)	0.08	(0.26)	(1.74)	(2.00)
Year Ended June 30, 2019	21.02	0.27	0.61	0.88	(0.37)	(0.51)	(0.88)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	18.78	0.22	1.01	1.23	(0.28)	—	(0.28)
Year Ended June 30, 2023	18.25	0.25	2.14	2.39	(0.23)	(1.63)	(1.86)
Year Ended June 30, 2022	25.42	0.28	(3.68)	(3.40)	(0.59)	(3.18)	(3.77)
Year Ended June 30, 2021	19.12	0.23	7.03	7.26	(0.28)	(0.68)	(0.96)
Year Ended June 30, 2020	21.03	0.28	(0.15)	0.13	(0.30)	(1.74)	(2.04)
Year Ended June 30, 2019	21.03	0.33	0.61	0.94	(0.43)	(0.51)	(0.94)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	18.98	0.24	1.04	1.28	(0.32)	—	(0.32)
Year Ended June 30, 2023	18.42	0.31	2.15	2.46	(0.27)	(1.63)	(1.90)
Year Ended June 30, 2022	25.58	0.31	(3.69)	(3.38)	(0.60)	(3.18)	(3.78)
Year Ended June 30, 2021	19.22	0.29	7.07	7.36	(0.32)	(0.68)	(1.00)
Year Ended June 30, 2020	21.13	0.32	(0.14)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.13	0.37	0.61	0.98	(0.47)	(0.51)	(0.98)
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$19.84	6.62%	$476,276	0.44%	2.59%	0.53%	8%
18.89	14.22	509,718	0.43	1.43	0.53	16
18.35	(16.11)	521,553	0.43	1.28	0.52	40
25.52	38.75	793,971	0.42	1.07	0.52	32
19.19	0.12	770,111	0.41	1.45	0.53	51
21.10	5.17	879,444	0.39	1.70	0.52	16

19.37	6.32	6,404	1.00	2.22	1.05	8
18.41	13.58	6,233	1.00	0.91	1.05	16
17.93	(16.60)	6,283	1.00	0.72	1.04	40
25.12	37.99	10,242	1.00	0.46	1.04	32
18.96	(0.50)	11,130	0.99	0.88	1.05	51
20.91	4.58	13,398	0.97	1.07	1.04	16

19.97	6.77	111,228	0.25	2.89	0.27	8
19.02	14.47	119,321	0.25	1.71	0.27	16
18.46	(16.01)	161,938	0.25	1.45	0.27	40
25.63	38.97	298,715	0.25	1.23	0.27	32
19.27	0.29	358,214	0.24	1.65	0.27	51
21.18	5.32	416,712	0.22	1.84	0.27	16

19.64	6.46	126,499	0.75	2.36	0.77	8
18.68	13.92	125,042	0.75	1.14	0.77	16
18.16	(16.45)	119,432	0.75	0.97	0.77	40
25.37	38.36	165,130	0.75	0.71	0.77	32
19.10	(0.24)	157,856	0.76	1.12	0.77	51
21.02	4.75	192,013	0.75	1.32	0.77	16

19.73	6.57	18,569	0.50	2.34	0.52	8
18.78	14.19	20,029	0.50	1.38	0.52	16
18.25	(16.20)	21,019	0.50	1.21	0.52	40
25.42	38.65	29,888	0.50	1.01	0.52	32
19.12	0.04	28,735	0.51	1.39	0.53	51
21.03	5.05	24,908	0.50	1.61	0.53	16

19.94	6.75	2,138	0.25	2.51	0.29	8
18.98	14.45	2,670	0.25	1.68	0.28	16
18.42	(16.00)	5,215	0.25	1.32	0.27	40
25.58	39.01	11,680	0.25	1.29	0.27	32
19.22	0.28	22,576	0.26	1.62	0.27	51
21.13	5.28	18,666	0.25	1.81	0.27	16
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2045 Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$19.07	$0.29	$1.01	$1.30	$(0.37)	$—	$(0.37)
Year Ended June 30, 2023	18.51	0.33	2.16	2.49	(0.30)	(1.63)	(1.93)
Year Ended June 30, 2022	25.66	0.38	(3.74)	(3.36)	(0.61)	(3.18)	(3.79)
Year Ended June 30, 2021	19.29	0.32	7.10	7.42	(0.37)	(0.68)	(1.05)
Year Ended June 30, 2020	21.20	0.35	(0.14)	0.21	(0.38)	(1.74)	(2.12)
Year Ended June 30, 2019	21.19	0.41	0.61	1.02	(0.50)	(0.51)	(1.01)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	19.07	0.30	1.01	1.31	(0.39)	—	(0.39)
Year Ended June 30, 2023	18.51	0.35	2.16	2.51	(0.32)	(1.63)	(1.95)
Year Ended June 30, 2022	25.65	0.40	(3.74)	(3.34)	(0.62)	(3.18)	(3.80)
Year Ended June 30, 2021	19.28	0.34	7.10	7.44	(0.39)	(0.68)	(1.07)
Year Ended June 30, 2020	21.20	0.37	(0.15)	0.22	(0.40)	(1.74)	(2.14)
Year Ended June 30, 2019	21.18	0.43	0.62	1.05	(0.52)	(0.51)	(1.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$20.00	6.82%	$692,272	0.10%	3.04%	0.12%	8%
19.07	14.60	654,843	0.10	1.80	0.12	16
18.51	(15.86)	845,697	0.10	1.64	0.11	40
25.66	39.20	1,103,307	0.10	1.41	0.12	32
19.29	0.43	1,036,265	0.10	1.73	0.12	51
21.20	5.45	1,230,281	0.10	1.99	0.12	16

19.99	6.86	1,485,323	0.00	3.12	0.02	8
19.07	14.75	1,599,405	0.00	1.91	0.02	16
18.51	(15.79)	1,425,466	0.00	1.75	0.02	40
25.65	39.36	1,706,379	0.00	1.48	0.02	32
19.28	0.48	1,442,523	0.00	1.84	0.02	51
21.20	5.60	1,598,285	0.00	2.08	0.02	16
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2050 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$19.12	$0.25	$1.03	$1.28	$(0.29)	$—	$(0.29)
Year Ended June 30, 2023	18.45	0.25	2.23	2.48	(0.26)	(1.55)	(1.81)
Year Ended June 30, 2022	25.66	0.29	(3.77)	(3.48)	(0.59)	(3.14)	(3.73)
Year Ended June 30, 2021	19.30	0.25	7.10	7.35	(0.29)	(0.70)	(0.99)
Year Ended June 30, 2020	21.14	0.29	(0.15)	0.14	(0.32)	(1.66)	(1.98)
Year Ended June 30, 2019	21.06	0.35	0.62	0.97	(0.44)	(0.45)	(0.89)
Class C
Six Months Ended December 31, 2023 (Unaudited)	18.60	0.19	1.00	1.19	(0.18)	—	(0.18)
Year Ended June 30, 2023	18.00	0.15	2.16	2.31	(0.16)	(1.55)	(1.71)
Year Ended June 30, 2022	25.22	0.17	(3.69)	(3.52)	(0.56)	(3.14)	(3.70)
Year Ended June 30, 2021	19.05	0.09	7.02	7.11	(0.24)	(0.70)	(0.94)
Year Ended June 30, 2020	20.92	0.17	(0.15)	0.02	(0.23)	(1.66)	(1.89)
Year Ended June 30, 2019	20.87	0.23	0.61	0.84	(0.34)	(0.45)	(0.79)
Class I
Six Months Ended December 31, 2023 (Unaudited)	19.26	0.26	1.04	1.30	(0.32)	—	(0.32)
Year Ended June 30, 2023	18.57	0.30	2.23	2.53	(0.29)	(1.55)	(1.84)
Year Ended June 30, 2022	25.77	0.34	(3.80)	(3.46)	(0.60)	(3.14)	(3.74)
Year Ended June 30, 2021	19.38	0.28	7.14	7.42	(0.33)	(0.70)	(1.03)
Year Ended June 30, 2020	21.22	0.33	(0.16)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.14	0.38	0.63	1.01	(0.48)	(0.45)	(0.93)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	18.89	0.22	1.01	1.23	(0.23)	—	(0.23)
Year Ended June 30, 2023	18.25	0.20	2.20	2.40	(0.21)	(1.55)	(1.76)
Year Ended June 30, 2022	25.48	0.22	(3.74)	(3.52)	(0.57)	(3.14)	(3.71)
Year Ended June 30, 2021	19.20	0.16	7.07	7.23	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2020	21.05	0.23	(0.16)	0.07	(0.26)	(1.66)	(1.92)
Year Ended June 30, 2019	20.98	0.27	0.62	0.89	(0.37)	(0.45)	(0.82)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	19.01	0.23	1.04	1.27	(0.28)	—	(0.28)
Year Ended June 30, 2023	18.35	0.23	2.22	2.45	(0.24)	(1.55)	(1.79)
Year Ended June 30, 2022	25.55	0.28	(3.75)	(3.47)	(0.59)	(3.14)	(3.73)
Year Ended June 30, 2021	19.23	0.24	7.06	7.30	(0.28)	(0.70)	(0.98)
Year Ended June 30, 2020	21.07	0.29	(0.17)	0.12	(0.30)	(1.66)	(1.96)
Year Ended June 30, 2019	21.00	0.32	0.63	0.95	(0.43)	(0.45)	(0.88)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	19.21	0.28	1.03	1.31	(0.33)	—	(0.33)
Year Ended June 30, 2023	18.54	0.32	2.20	2.52	(0.30)	(1.55)	(1.85)
Year Ended June 30, 2022	25.73	0.32	(3.77)	(3.45)	(0.60)	(3.14)	(3.74)
Year Ended June 30, 2021	19.34	0.29	7.11	7.40	(0.31)	(0.70)	(1.01)
Year Ended June 30, 2020	21.18	0.30	(0.13)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.11	0.37	0.62	0.99	(0.47)	(0.45)	(0.92)
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$20.11	6.70%	$403,646	0.44%	2.59%	0.53%	9%
19.12	14.52	415,427	0.43	1.36	0.53	17
18.45	(16.32)	410,646	0.43	1.26	0.52	42
25.66	38.77	622,310	0.42	1.08	0.52	33
19.30	0.11	669,044	0.41	1.44	0.53	50
21.14	5.17	776,437	0.39	1.70	0.53	15

19.61	6.42	7,904	1.00	2.01	1.06	9
18.60	13.86	7,943	1.00	0.83	1.05	17
18.00	(16.78)	7,296	1.00	0.73	1.05	42
25.22	37.97	9,790	1.00	0.39	1.06	33
19.05	(0.47)	10,868	0.99	0.88	1.06	50
20.92	4.54	14,549	0.97	1.11	1.05	15

20.24	6.77	145,862	0.25	2.74	0.27	9
19.26	14.76	165,089	0.25	1.63	0.27	17
18.57	(16.17)	197,122	0.25	1.44	0.27	42
25.77	38.99	341,114	0.25	1.20	0.27	33
19.38	0.27	351,331	0.24	1.63	0.27	50
21.22	5.33	412,675	0.22	1.84	0.27	15

19.89	6.53	121,909	0.75	2.31	0.77	9
18.89	14.20	120,984	0.75	1.08	0.77	17
18.25	(16.59)	111,445	0.75	0.96	0.77	42
25.48	38.33	143,149	0.75	0.71	0.77	33
19.20	(0.25)	141,456	0.76	1.14	0.78	50
21.05	4.76	185,990	0.75	1.33	0.77	15

20.00	6.67	23,038	0.50	2.42	0.52	9
19.01	14.45	22,993	0.50	1.28	0.52	17
18.35	(16.36)	24,905	0.50	1.20	0.52	42
25.55	38.64	32,912	0.50	1.05	0.52	33
19.23	0.02	28,624	0.51	1.44	0.53	50
21.07	5.06	29,624	0.50	1.58	0.53	15

20.19	6.82	8,386	0.25	2.86	0.27	9
19.21	14.74	7,837	0.25	1.71	0.27	17
18.54	(16.15)	6,998	0.25	1.37	0.27	42
25.73	38.98	10,679	0.25	1.26	0.27	33
19.34	0.27	21,884	0.25	1.46	0.27	50
21.18	5.27	32,117	0.25	1.82	0.27	15
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2050 Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$19.32	$0.29	$1.05	$1.34	$(0.36)	$—	$(0.36)
Year Ended June 30, 2023	18.63	0.35	2.21	2.56	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2022	25.82	0.38	(3.81)	(3.43)	(0.62)	(3.14)	(3.76)
Year Ended June 30, 2021	19.41	0.32	7.15	7.47	(0.36)	(0.70)	(1.06)
Year Ended June 30, 2020	21.25	0.35	(0.15)	0.20	(0.38)	(1.66)	(2.04)
Year Ended June 30, 2019	21.17	0.41	0.62	1.03	(0.50)	(0.45)	(0.95)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	19.34	0.30	1.04	1.34	(0.38)	—	(0.38)
Year Ended June 30, 2023	18.65	0.34	2.24	2.58	(0.34)	(1.55)	(1.89)
Year Ended June 30, 2022	25.83	0.40	(3.81)	(3.41)	(0.63)	(3.14)	(3.77)
Year Ended June 30, 2021	19.42	0.34	7.16	7.50	(0.39)	(0.70)	(1.09)
Year Ended June 30, 2020	21.26	0.37	(0.15)	0.22	(0.40)	(1.66)	(2.06)
Year Ended June 30, 2019	21.18	0.43	0.62	1.05	(0.52)	(0.45)	(0.97)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$20.30	6.93%	$711,266	0.10%	3.01%	0.12%	9%
19.32	14.87	662,293	0.10	1.89	0.12	17
18.63	(16.04)	956,841	0.10	1.62	0.12	42
25.82	39.25	1,208,319	0.10	1.37	0.12	33
19.41	0.41	1,040,450	0.10	1.74	0.12	50
21.25	5.45	1,151,555	0.10	1.99	0.12	15

20.30	6.91	1,172,378	0.00	3.07	0.02	9
19.34	15.02	1,297,128	0.00	1.85	0.02	17
18.65	(15.95)	1,140,227	0.00	1.73	0.02	42
25.83	39.36	1,389,666	0.00	1.48	0.02	33
19.42	0.51	1,183,628	0.00	1.83	0.02	50
21.26	5.55	1,333,241	0.00	2.09	0.02	15
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2055 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$23.10	$0.30	$1.24	$1.54	$(0.35)	$—	$(0.35)
Year Ended June 30, 2023	22.13	0.30	2.68	2.98	(0.29)	(1.72)	(2.01)
Year Ended June 30, 2022	29.64	0.34	(4.52)	(4.18)	(0.70)	(2.63)	(3.33)
Year Ended June 30, 2021	22.16	0.29	8.18	8.47	(0.34)	(0.65)	(0.99)
Year Ended June 30, 2020	23.80	0.33	(0.19)	0.14	(0.37)	(1.41)	(1.78)
Year Ended June 30, 2019	23.52	0.39	0.72	1.11	(0.49)	(0.34)	(0.83)
Class C
Six Months Ended December 31, 2023 (Unaudited)	22.65	0.23	1.21	1.44	(0.22)	—	(0.22)
Year Ended June 30, 2023	21.73	0.18	2.64	2.82	(0.18)	(1.72)	(1.90)
Year Ended June 30, 2022	29.29	0.19	(4.45)	(4.26)	(0.67)	(2.63)	(3.30)
Year Ended June 30, 2021	21.99	0.12	8.11	8.23	(0.28)	(0.65)	(0.93)
Year Ended June 30, 2020	23.66	0.21	(0.20)	0.01	(0.27)	(1.41)	(1.68)
Year Ended June 30, 2019	23.40	0.24	0.73	0.97	(0.37)	(0.34)	(0.71)
Class I
Six Months Ended December 31, 2023 (Unaudited)	23.19	0.33	1.24	1.57	(0.39)	—	(0.39)
Year Ended June 30, 2023	22.21	0.36	2.68	3.04	(0.34)	(1.72)	(2.06)
Year Ended June 30, 2022	29.70	0.39	(4.53)	(4.14)	(0.72)	(2.63)	(3.35)
Year Ended June 30, 2021	22.21	0.33	8.19	8.52	(0.38)	(0.65)	(1.03)
Year Ended June 30, 2020	23.84	0.38	(0.20)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.56	0.42	0.73	1.15	(0.53)	(0.34)	(0.87)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	22.90	0.27	1.22	1.49	(0.28)	—	(0.28)
Year Ended June 30, 2023	21.96	0.24	2.65	2.89	(0.23)	(1.72)	(1.95)
Year Ended June 30, 2022	29.51	0.25	(4.49)	(4.24)	(0.68)	(2.63)	(3.31)
Year Ended June 30, 2021	22.11	0.19	8.15	8.34	(0.29)	(0.65)	(0.94)
Year Ended June 30, 2020	23.75	0.25	(0.18)	0.07	(0.30)	(1.41)	(1.71)
Year Ended June 30, 2019	23.47	0.31	0.72	1.03	(0.41)	(0.34)	(0.75)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	22.97	0.28	1.25	1.53	(0.33)	—	(0.33)
Year Ended June 30, 2023	22.03	0.30	2.65	2.95	(0.29)	(1.72)	(2.01)
Year Ended June 30, 2022	29.54	0.32	(4.50)	(4.18)	(0.70)	(2.63)	(3.33)
Year Ended June 30, 2021	22.10	0.26	8.15	8.41	(0.32)	(0.65)	(0.97)
Year Ended June 30, 2020	23.73	0.33	(0.20)	0.13	(0.35)	(1.41)	(1.76)
Year Ended June 30, 2019	23.46	0.36	0.73	1.09	(0.48)	(0.34)	(0.82)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	23.16	0.22	1.35	1.57	(0.33)	—	(0.33)
Year Ended June 30, 2023	22.19	0.33	2.70	3.03	(0.34)	(1.72)	(2.06)
Year Ended June 30, 2022	29.68	0.35	(4.49)	(4.14)	(0.72)	(2.63)	(3.35)
Year Ended June 30, 2021	22.18	0.34	8.17	8.51	(0.36)	(0.65)	(1.01)
Year Ended June 30, 2020	23.81	0.37	(0.19)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.53	0.43	0.72	1.15	(0.53)	(0.34)	(0.87)
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$24.29	6.67%	$237,520	0.44%	2.62%	0.53%	10%
23.10	14.52	236,957	0.43	1.38	0.53	20
22.13	(16.24)	229,868	0.42	1.25	0.53	44
29.64	38.80	353,792	0.42	1.10	0.53	35
22.16	0.13	333,643	0.41	1.46	0.54	59
23.80	5.17	337,832	0.39	1.70	0.54	11

23.87	6.38	5,831	1.00	2.06	1.06	10
22.65	13.91	5,686	1.00	0.83	1.06	20
21.73	(16.74)	5,304	1.01	0.72	1.06	44
29.29	37.96	6,503	1.00	0.47	1.06	35
21.99	(0.42)	5,393	0.99	0.91	1.12	59
23.66	4.56	4,894	0.97	1.06	1.09	11

24.37	6.77	71,212	0.25	2.81	0.28	10
23.19	14.72	76,441	0.25	1.63	0.28	20
22.21	(16.10)	97,551	0.25	1.42	0.28	44
29.70	38.98	163,327	0.25	1.24	0.28	35
22.21	0.34	164,090	0.24	1.66	0.28	59
23.84	5.33	153,011	0.22	1.81	0.28	11

24.11	6.50	95,177	0.75	2.32	0.78	10
22.90	14.16	92,962	0.75	1.08	0.78	20
21.96	(16.53)	85,684	0.76	0.92	0.78	44
29.51	38.29	108,729	0.75	0.72	0.78	35
22.11	(0.18)	93,217	0.76	1.11	0.79	59
23.75	4.80	98,714	0.75	1.33	0.79	11

24.17	6.67	11,735	0.50	2.40	0.53	10
22.97	14.42	11,606	0.50	1.34	0.54	20
22.03	(16.31)	10,367	0.50	1.18	0.54	44
29.54	38.64	14,248	0.50	1.00	0.53	35
22.10	0.09	12,681	0.50	1.46	0.55	59
23.73	5.06	11,479	0.50	1.58	0.55	11

24.40	6.80	1,015	0.25	1.91	0.30	10
23.16	14.69	2,206	0.25	1.49	0.29	20
22.19	(16.12)	2,315	0.25	1.25	0.28	44
29.68	38.98	4,137	0.25	1.30	0.28	35
22.18	0.33	8,754	0.25	1.63	0.29	59
23.81	5.33	6,657	0.25	1.89	0.29	11
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2055 Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$23.24	$0.35	$1.25	$1.60	$(0.43)	$—	$(0.43)
Year Ended June 30, 2023	22.26	0.40	2.67	3.07	(0.37)	(1.72)	(2.09)
Year Ended June 30, 2022	29.73	0.44	(4.55)	(4.11)	(0.73)	(2.63)	(3.36)
Year Ended June 30, 2021	22.23	0.37	8.20	8.57	(0.42)	(0.65)	(1.07)
Year Ended June 30, 2020	23.86	0.40	(0.19)	0.21	(0.43)	(1.41)	(1.84)
Year Ended June 30, 2019	23.58	0.46	0.72	1.18	(0.56)	(0.34)	(0.90)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	23.26	0.36	1.25	1.61	(0.45)	—	(0.45)
Year Ended June 30, 2023	22.28	0.41	2.69	3.10	(0.40)	(1.72)	(2.12)
Year Ended June 30, 2022	29.74	0.47	(4.55)	(4.08)	(0.75)	(2.63)	(3.38)
Year Ended June 30, 2021	22.24	0.39	8.21	8.60	(0.45)	(0.65)	(1.10)
Year Ended June 30, 2020	23.87	0.42	(0.18)	0.24	(0.46)	(1.41)	(1.87)
Year Ended June 30, 2019	23.58	0.48	0.73	1.21	(0.58)	(0.34)	(0.92)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$24.41	6.88%	$462,221	0.10%	3.04%	0.12%	10%
23.24	14.86	411,787	0.10	1.81	0.13	20
22.26	(15.97)	472,573	0.10	1.62	0.12	44
29.73	39.20	549,015	0.10	1.41	0.13	35
22.23	0.48	458,536	0.10	1.75	0.13	59
23.86	5.46	492,994	0.10	2.00	0.13	11

24.42	6.93	743,639	0.00	3.07	0.02	10
23.26	15.00	849,896	0.00	1.86	0.03	20
22.28	(15.88)	703,185	0.00	1.73	0.03	44
29.74	39.32	782,080	0.00	1.47	0.03	35
22.24	0.58	599,703	0.00	1.82	0.03	59
23.87	5.60	695,353	0.00	2.09	0.03	11
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2060 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$19.54	$0.26	$1.04	$1.30	$(0.30)	$—	$(0.30)
Year Ended June 30, 2023	18.13	0.24	2.28	2.52	(0.23)	(0.88)	(1.11)
Year Ended June 30, 2022	23.51	0.29	(3.73)	(3.44)	(0.57)	(1.37)	(1.94)
Year Ended June 30, 2021	17.52	0.22	6.47	6.69	(0.26)	(0.44)	(0.70)
Year Ended June 30, 2020	18.17	0.25	(0.21)	0.04	(0.29)	(0.40)	(0.69)
Year Ended June 30, 2019	17.74	0.30	0.58	0.88	(0.38)	(0.07)	(0.45)
Class C
Six Months Ended December 31, 2023 (Unaudited)	19.24	0.21	1.01	1.22	(0.20)	—	(0.20)
Year Ended June 30, 2023	17.87	0.16	2.22	2.38	(0.13)	(0.88)	(1.01)
Year Ended June 30, 2022	23.31	0.18	(3.71)	(3.53)	(0.54)	(1.37)	(1.91)
Year Ended June 30, 2021	17.43	0.08	6.45	6.53	(0.21)	(0.44)	(0.65)
Year Ended June 30, 2020	18.11	0.15	(0.21)	(0.06)	(0.22)	(0.40)	(0.62)
Year Ended June 30, 2019	17.70	0.17	0.60	0.77	(0.29)	(0.07)	(0.36)
Class I
Six Months Ended December 31, 2023 (Unaudited)	19.60	0.27	1.06	1.33	(0.33)	—	(0.33)
Year Ended June 30, 2023	18.19	0.30	2.26	2.56	(0.27)	(0.88)	(1.15)
Year Ended June 30, 2022	23.56	0.31	(3.73)	(3.42)	(0.58)	(1.37)	(1.95)
Year Ended June 30, 2021	17.55	0.25	6.49	6.74	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	18.20	0.29	(0.22)	0.07	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33	0.58	0.91	(0.40)	(0.07)	(0.47)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	19.40	0.24	1.02	1.26	(0.25)	—	(0.25)
Year Ended June 30, 2023	18.02	0.20	2.24	2.44	(0.18)	(0.88)	(1.06)
Year Ended June 30, 2022	23.44	0.20	(3.70)	(3.50)	(0.55)	(1.37)	(1.92)
Year Ended June 30, 2021	17.49	0.15	6.46	6.61	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2020	18.16	0.21	(0.24)	(0.03)	(0.24)	(0.40)	(0.64)
Year Ended June 30, 2019	17.73	0.24	0.58	0.82	(0.32)	(0.07)	(0.39)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	19.52	0.24	1.05	1.29	(0.28)	—	(0.28)
Year Ended June 30, 2023	18.11	0.23	2.28	2.51	(0.22)	(0.88)	(1.10)
Year Ended June 30, 2022	23.51	0.26	(3.73)	(3.47)	(0.56)	(1.37)	(1.93)
Year Ended June 30, 2021	17.52	0.21	6.47	6.68	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	18.17	0.26	(0.23)	0.03	(0.28)	(0.40)	(0.68)
Year Ended June 30, 2019	17.74	0.28	0.58	0.86	(0.36)	(0.07)	(0.43)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	19.55	0.30	1.03	1.33	(0.34)	—	(0.34)
Year Ended June 30, 2023	18.19	0.35	2.19	2.54	(0.30)	(0.88)	(1.18)
Year Ended June 30, 2022	23.55	0.29	(3.70)	(3.41)	(0.58)	(1.37)	(1.95)
Year Ended June 30, 2021	17.54	0.30	6.44	6.74	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	18.20	0.26	(0.20)	0.06	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33	0.58	0.91	(0.40)	(0.07)	(0.47)
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$20.54	6.66%	$51,193	0.44%	2.71%	0.57%	17%
19.54	14.59	47,910	0.43	1.30	0.57	24
18.13	(16.24)	39,896	0.43	1.30	0.59	47
23.51	38.70	50,703	0.42	1.05	0.59	36
17.52	0.03	45,390	0.41	1.42	0.66	41
18.17	5.27	27,198	0.39	1.71	0.67	12

20.26	6.35	2,599	1.00	2.18	1.10	17
19.24	13.90	2,296	1.00	0.90	1.10	24
17.87	(16.76)	1,873	1.01	0.83	1.10	47
23.31	37.99	1,992	1.00	0.40	1.12	36
17.43	(0.56)	1,267	0.99	0.87	1.22	41
18.11	4.65	780	0.97	0.99	1.25	12

20.60	6.77	24,367	0.25	2.80	0.31	17
19.60	14.80	27,615	0.25	1.63	0.31	24
18.19	(16.12)	28,164	0.26	1.41	0.33	47
23.56	38.99	50,531	0.25	1.17	0.32	36
17.55	0.20	25,175	0.24	1.64	0.39	41
18.20	5.48	13,277	0.22	1.88	0.39	12

20.41	6.47	11,873	0.75	2.44	0.82	17
19.40	14.19	10,268	0.75	1.07	0.82	24
18.02	(16.53)	9,499	0.76	0.94	0.84	47
23.44	38.34	9,829	0.75	0.72	0.84	36
17.49	(0.39)	5,747	0.75	1.17	0.93	41
18.16	4.91	3,816	0.75	1.38	0.91	12

20.53	6.63	7,824	0.50	2.49	0.57	17
19.52	14.51	7,473	0.50	1.26	0.57	24
18.11	(16.34)	7,162	0.51	1.20	0.59	47
23.51	38.64	7,448	0.50	0.99	0.59	36
17.52	(0.07)	4,378	0.50	1.47	0.68	41
18.17	5.18	3,361	0.50	1.58	0.71	12

20.54	6.79	4,423	0.25	3.05	0.32	17
19.55	14.71	3,498	0.25	1.88	0.32	24
18.19	(16.09)	407	0.26	1.29	0.37	47
23.55	38.98	1,255	0.25	1.44	0.36	36
17.54	0.12	1,262	0.25	1.46	0.42	41
18.20	5.47	1,818	0.25	1.87	0.41	12
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	123

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2060 Fund (continued)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	$19.61	$0.31	$1.03	$1.34	$(0.36)	$—	$(0.36)
Year Ended June 30, 2023	18.20	0.35	2.24	2.59	(0.30)	(0.88)	(1.18)
Year Ended June 30, 2022	23.56	0.35	(3.75)	(3.40)	(0.59)	(1.37)	(1.96)
Year Ended June 30, 2021	17.54	0.28	6.50	6.78	(0.32)	(0.44)	(0.76)
Year Ended June 30, 2020	18.20	0.31	(0.23)	0.08	(0.34)	(0.40)	(0.74)
Year Ended June 30, 2019	17.76	0.35	0.58	0.93	(0.42)	(0.07)	(0.49)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	19.66	0.31	1.04	1.35	(0.38)	—	(0.38)
Year Ended June 30, 2023	18.24	0.35	2.27	2.62	(0.32)	(0.88)	(1.20)
Year Ended June 30, 2022	23.59	0.38	(3.76)	(3.38)	(0.60)	(1.37)	(1.97)
Year Ended June 30, 2021	17.57	0.30	6.50	6.80	(0.34)	(0.44)	(0.78)
Year Ended June 30, 2020	18.22	0.33	(0.22)	0.11	(0.36)	(0.40)	(0.76)
Year Ended June 30, 2019	17.78	0.37	0.58	0.95	(0.44)	(0.07)	(0.51)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$20.59	6.84%	$174,915	0.10%	3.11%	0.15%	17%
19.61	14.97	144,381	0.10	1.86	0.15	24
18.20	(16.02)	115,172	0.11	1.58	0.18	47
23.56	39.25	92,080	0.10	1.31	0.17	36
17.54	0.26	55,957	0.10	1.77	0.24	41
18.20	5.60	35,100	0.10	1.99	0.23	12

20.63	6.85	320,707	0.00	3.13	0.05	17
19.66	15.11	362,709	0.00	1.87	0.06	24
18.24	(15.92)	260,352	0.01	1.72	0.08	47
23.59	39.32	235,256	0.00	1.41	0.08	36
17.57	0.41	139,446	0.00	1.89	0.14	41
18.22	5.69	84,379	0.00	2.12	0.13	12
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	125

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2065 Fund
Class A
Six Months Ended December 31, 2023 (Unaudited)	$17.14	$0.34	$0.80	$1.14	$(0.24)	$(0.06)	$(0.30)
November 1, 2022 (i) through June 30, 2023	15.00	0.13	2.18	2.31	(0.17)	—	(0.17)
Class C
Six Months Ended December 31, 2023 (Unaudited)	17.09	0.25	0.83	1.08	(0.16)	(0.06)	(0.22)
November 1, 2022 (i) through June 30, 2023	15.00	0.14	2.11	2.25	(0.16)	—	(0.16)
Class I
Six Months Ended December 31, 2023 (Unaudited)	17.16	0.33	0.83	1.16	(0.25)	(0.06)	(0.31)
November 1, 2022 (i) through June 30, 2023	15.00	0.21	2.13	2.34	(0.18)	—	(0.18)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	17.11	0.19	0.92	1.11	(0.13)	(0.06)	(0.19)
November 1, 2022 (i) through June 30, 2023	15.00	0.17	2.11	2.28	(0.17)	—	(0.17)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	17.13	0.22	0.91	1.13	(0.18)	(0.06)	(0.24)
November 1, 2022 (i) through June 30, 2023	15.00	0.20	2.10	2.30	(0.17)	—	(0.17)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	17.16	0.24	0.91	1.15	(0.22)	(0.06)	(0.28)
November 1, 2022 (i) through June 30, 2023	15.00	0.22	2.12	2.34	(0.18)	—	(0.18)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	17.17	0.41	0.76	1.17	(0.26)	(0.06)	(0.32)
November 1, 2022 (i) through June 30, 2023	15.00	0.22	2.13	2.35	(0.18)	—	(0.18)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	17.18	0.34	0.83	1.17	(0.26)	(0.06)	(0.32)
November 1, 2022 (i) through June 30, 2023	15.00	0.20	2.16	2.36	(0.18)	—	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Commencement of operations.
(j)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)(h)	Net investment income (loss)(b)(h)	Expenses without reimbursements(f)(h)	Portfolio turnover rate(d)

$17.98	6.63%	$1,325	0.44%	3.93%	4.35%	8%
17.14	15.57	244	0.44	1.19	9.65	31

17.95	6.33	55	1.00	2.88	4.90	8
17.09	15.13	23	1.00	1.35	20.65	31

18.01	6.72	159	0.25	3.79	4.09	8
17.16	15.74	56	0.25	1.95	17.19	31

18.03	6.50	24	0.75	2.21	4.82	8
17.11	15.31	24	0.75	1.59	20.21	31

18.02	6.60	27	0.50	2.55	4.54	8
17.13	15.49	26	0.50	1.84	19.92	31

18.03	6.70	24	0.25	2.81	4.27	8
17.16	15.74	23	0.25	2.10	19.88	31

18.02	6.80	543	0.10	4.69	4.07	8
17.17	15.83	72	0.10	2.07	15.97	31

18.03	6.82	8,043	0.00 (j)	3.95	3.97	8
17.18	15.92	3,648	0.00 (j)	1.86	12.74	31
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	127

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 11 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2065 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM IV	Diversified
JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

128	J.P. Morgan SmartRetirement® Funds	December 31, 2023

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trusts (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
JPMorgan SmartRetirement® Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$210,826	$—	$—	$210,826
Investment Companies	849,563	—	—	849,563
U.S. Treasury Obligations	—	2,401	—	2,401
Short-Term Investments
Investment Companies	56,538	—	—	56,538
Total Investments in Securities	$1,116,927	$2,401	$—	$1,119,328

December 31, 2023	J.P. Morgan SmartRetirement® Funds	129

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$1,181	$—	$—	$1,181
Depreciation in Other Financial Instruments
Futures Contracts	(1,835)	—	—	(1,835)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(654)	$—	$—	$(654)

JPMorgan SmartRetirement® 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$276,748	$—	$—	$276,748
Investment Companies	1,108,378	—	—	1,108,378
U.S. Treasury Obligations	—	3,070	—	3,070
Short-Term Investments
Investment Companies	72,507	—	—	72,507
Total Investments in Securities	$1,457,633	$3,070	$—	$1,460,703
Appreciation in Other Financial Instruments
Futures Contracts	$1,585	$—	$—	$1,585
Depreciation in Other Financial Instruments
Futures Contracts	(2,508)	—	—	(2,508)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(923)	$—	$—	$(923)

JPMorgan SmartRetirement® 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$598,513	$—	$—	$598,513
Investment Companies	2,358,971	—	—	2,358,971
U.S. Treasury Obligations	—	4,787	—	4,787
Short-Term Investments
Investment Companies	82,232	—	—	82,232
Total Investments in Securities	$3,039,716	$4,787	$—	$3,044,503
Appreciation in Other Financial Instruments
Futures Contracts	$3,215	$—	$—	$3,215
Depreciation in Other Financial Instruments
Futures Contracts	(3,788)	—	—	(3,788)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(573)	$—	$—	$(573)

130	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$947,388	$—	$—	$947,388
Investment Companies	3,292,514	—	—	3,292,514
U.S. Treasury Obligations	—	5,918	—	5,918
Short-Term Investments
Investment Companies	121,876	—	—	121,876
Total Investments in Securities	$4,361,778	$5,918	$—	$4,367,696
Appreciation in Other Financial Instruments
Futures Contracts	$5,475	$—	$—	$5,475
Depreciation in Other Financial Instruments
Futures Contracts	(2,091)	—	—	(2,091)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$3,384	$—	$—	$3,384

JPMorgan SmartRetirement® 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$856,628	$—	$—	$856,628
Investment Companies	2,806,241	—	—	2,806,241
U.S. Treasury Obligations	—	4,192	—	4,192
Short-Term Investments
Investment Companies	98,378	—	—	98,378
Total Investments in Securities	$3,761,247	$4,192	$—	$3,765,439
Appreciation in Other Financial Instruments
Futures Contracts	$5,339	$—	$—	$5,339
Depreciation in Other Financial Instruments
Futures Contracts	(2,222)	—	—	(2,222)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$3,117	$—	$—	$3,117

JPMorgan SmartRetirement® 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$1,002,593	$—	$—	$1,002,593
Investment Companies	2,754,350	—	—	2,754,350
U.S. Treasury Obligations	—	5,716	—	5,716
Short-Term Investments
Investment Companies	65,190	—	—	65,190
Total Investments in Securities	$3,822,133	$5,716	$—	$3,827,849
Appreciation in Other Financial Instruments
Futures Contracts	$5,419	$—	$—	$5,419

December 31, 2023	J.P. Morgan SmartRetirement® Funds	131

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2040 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(3,344)	$—	$—	$(3,344)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$2,075	$—	$—	$2,075

JPMorgan SmartRetirement® 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$836,205	$—	$—	$836,205
Investment Companies	2,034,969	—	—	2,034,969
U.S. Treasury Obligations	—	4,357	—	4,357
Short-Term Investments
Investment Companies	57,677	—	—	57,677
Total Investments in Securities	$2,928,851	$4,357	$—	$2,933,208
Appreciation in Other Financial Instruments
Futures Contracts	$4,110	$—	$—	$4,110
Depreciation in Other Financial Instruments
Futures Contracts	(2,537)	—	—	(2,537)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,573	$—	$—	$1,573

JPMorgan SmartRetirement® 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$758,688	$—	$—	$758,688
Investment Companies	1,789,815	—	—	1,789,815
U.S. Treasury Obligations	—	3,728	—	3,728
Short-Term Investments
Investment Companies	46,265	—	—	46,265
Total Investments in Securities	$2,594,768	$3,728	$—	$2,598,496
Appreciation in Other Financial Instruments
Futures Contracts	$3,606	$—	$—	$3,606
Depreciation in Other Financial Instruments
Futures Contracts	(2,225)	—	—	(2,225)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,381	$—	$—	$1,381

132	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$475,430	$—	$—	$475,430
Investment Companies	1,118,360	—	—	1,118,360
U.S. Treasury Obligations	—	2,477	—	2,477
Short-Term Investments
Investment Companies	34,028	—	—	34,028
Total Investments in Securities	$1,627,818	$2,477	$—	$1,630,295
Appreciation in Other Financial Instruments
Futures Contracts	$2,224	$—	$—	$2,224
Depreciation in Other Financial Instruments
Futures Contracts	(1,369)	—	—	(1,369)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$855	$—	$—	$855

JPMorgan SmartRetirement® 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$173,209	$—	$—	$173,209
Investment Companies	408,524	—	—	408,524
U.S. Treasury Obligations	—	876	—	876
Short-Term Investments
Investment Companies	14,012	—	—	14,012
Total Investments in Securities	$595,745	$876	$—	$596,621
Appreciation in Other Financial Instruments
Futures Contracts	$773	$—	$—	$773
Depreciation in Other Financial Instruments
Futures Contracts	(477)	—	—	(477)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$296	$—	$—	$296

JPMorgan SmartRetirement® 2065 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$10,322	$—	$—	$10,322

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of December 31, 2023, the Funds had no investments in restricted securities including securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	133

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
JPMorgan SmartRetirement® Income Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$11,844	$—	$724	$(100)	$43	$11,063	305	$326	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	2,562	18	198	(8)	154	2,528	28	46	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	15,115	1,211	2,204	(111)	153	14,164	304	327	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	34,056	2,064	7,129	981	1,309	31,281	369	277	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	1,834	—	1,274	(208)	224	576	13	29	—
JPMorgan Core Bond Fund Class R6 Shares (a)	397,572	8,378	57,278	(7,189)	10,786	352,269	34,168	6,794	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	125,573	3,447	11,616	(1,508)	2,790	118,686	16,348	2,558	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	630	20	—	—	23	673	109	20	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	14,009	209	1,359	768	(872)	12,755	430	210	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	13,846	1,593	2,693	(1,077)	1,128	12,797	825	382	—
JPMorgan Global Select Equity ETF (a)	—	22,079	1,632	39	2,598	23,084	441	75	—
JPMorgan High Yield Fund Class R6 Shares (a)	61,075	27,946	9,408	(955)	3,856	82,514	12,833	2,788	—
JPMorgan Inflation Managed Bond ETF (a)	45,156	—	5,213	(275)	476	40,144	863	879	—
JPMorgan International Equity Fund Class R6 Shares (a)	48,513	871	12,439	3,806	(3,506)	37,245	1,968	871	—
JPMorgan International Research Enhanced Equity ETF (a)	87,934	2,486	10,742	372	1,507	81,557	1,396	2,232	—
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	—	—	—	—	—	—	—	— (c)	—
JPMorgan Realty Income ETF (a)	7,551	57	1,639	575	(115)	6,429	143	123	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	14,609	1,132	2,603	(351)	607	13,394	247	147	436
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	7,313	623	1,401	(12)	158	6,681	335	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	7,255	371	1,548	(173)	771	6,676	248	87	10
JPMorgan U.S. Equity Fund Class R6 Shares (a)	120,810	3,466	27,762	6,656	414	103,584	4,845	624	1,138
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	62,290	137,140	142,892	—	—	56,538	56,538	1,539	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	119,850	885	26,094	528	7,120	102,289	2,772	756	129
Total	$1,199,397	$213,996	$327,848	$1,758	$29,624	$1,116,927		$21,090	$1,713

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

134	J.P. Morgan SmartRetirement® Funds	December 31, 2023

(c)	Amount rounds to less than one thousand.
*	Non-income producing security.

JPMorgan SmartRetirement® 2020 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$16,516	$—	$2,503	$(346)	$262	$13,929	384	$412	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	3,572	—	860	(25)	218	2,905	32	62	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	20,738	—	2,295	(67)	160	18,536	398	440	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	46,407	1,711	10,345	1,491	1,542	40,806	482	366	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	2,360	—	1,614	(265)	285	766	17	39	—
JPMorgan Core Bond Fund Class R6 Shares (a)	536,512	8,927	92,908	(12,777)	17,182	456,936	44,320	8,927	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	169,260	3,367	19,617	(2,507)	4,087	154,590	21,293	3,367	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,001	31	—	—	37	1,069	174	31	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	17,062	1,081	1,260	172	(377)	16,678	562	274	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	19,309	1,775	4,428	(1,738)	1,814	16,732	1,079	499	—
JPMorgan Global Select Equity ETF (a)	—	29,010	2,145	119	3,420	30,404	581	99	—
JPMorgan High Yield Fund Class R6 Shares (a)	83,858	34,386	12,571	(1,306)	5,104	109,471	17,025	3,683	—
JPMorgan Inflation Managed Bond ETF (a)	61,950	—	9,480	(492)	718	52,696	1,133	1,162	—
JPMorgan International Equity Fund Class R6 Shares (a)	66,957	1,178	17,988	5,286	(5,108)	50,325	2,660	1,177	—
JPMorgan International Research Enhanced Equity ETF (a)	119,828	2,520	18,106	723	1,680	106,645	1,825	2,918	—
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	—	—	—	—	—	—	—	— (c)	—
JPMorgan Realty Income ETF (a)	10,530	—	1,071	210	392	10,061	224	162	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	19,911	2,402	5,283	169	256	17,455	322	192	572
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	9,967	679	2,116	(245)	421	8,706	437	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	9,886	466	2,435	35	748	8,700	323	115	13
JPMorgan U.S. Equity Fund Class R6 Shares (a)	164,072	2,286	42,536	17,212	(7,741)	133,293	6,234	802	1,485
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	76,598	186,294	190,385	—	—	72,507	72,507	1,997	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	164,447	1,150	41,061	638	9,249	134,423	3,643	984	167
Total	$1,620,741	$277,263	$481,007	$6,287	$34,349	$1,457,633		$27,708	$2,237

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
(c)	Amount rounds to less than one thousand.
*	Non-income producing security.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	135

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2025 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$41,081	$3,359	$3,944	$(551)	$355	$40,300	1,112	$1,092	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	8,193	60	1,526	(37)	503	7,193	80	149	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	26,031	—	4,209	(301)	203	21,724	467	572	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	109,934	6,115	22,123	3,115	4,061	101,102	1,193	887	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	6,908	—	5,488	(846)	883	1,457	32	87	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,010,322	25,894	157,042	(22,944)	32,344	888,574	86,186	17,031	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	316,171	6,322	30,643	(3,662)	7,050	295,238	40,666	6,322	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,459	263	—	—	312	9,034	1,469	262	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	48,564	727	4,744	(146)	(186)	44,215	1,490	728	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	48,045	2,665	6,492	(2,471)	2,640	44,387	2,862	1,324	—
JPMorgan Global Select Equity ETF (a)	—	70,029	3,680	(26)	8,409	74,732	1,428	243	—
JPMorgan High Yield Fund Class R6 Shares (a)	164,143	55,924	20,306	(2,449)	9,759	207,071	32,204	6,871	—
JPMorgan Inflation Managed Bond ETF (a)	77,916	—	6,837	(448)	831	71,462	1,536	1,524	—
JPMorgan International Equity Fund Class R6 Shares (a)	151,337	2,815	34,688	8,295	(7,386)	120,373	6,362	2,816	—
JPMorgan International Research Enhanced Equity ETF (a)	280,163	9,368	35,880	1,494	4,300	259,445	4,440	6,997	—
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	—	—	—	—	—	—	—	4	—
JPMorgan Realty Income ETF (a)	24,082	184	4,626	13	1,445	21,098	469	386	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	46,185	3,593	7,019	(713)	1,543	43,589	804	474	1,410
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	23,776	1,966	4,510	38	472	21,742	1,091	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	25,098	1,163	6,581	(181)	2,226	21,725	806	278	31
JPMorgan U.S. Equity Fund Class R6 Shares (a)	388,047	8,435	88,303	23,542	(768)	330,953	15,480	1,979	3,630
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	66,010	333,252	317,030	—	—	82,232	82,232	1,902	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	388,304	2,816	83,617	1,532	23,035	332,070	8,999	2,402	413
Total	$3,258,769	$534,950	$849,288	$3,254	$92,031	$3,039,716		$54,330	$5,484

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Non-income producing security.

136	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2030 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$72,541	$3,930	$2,104	$(302)	$(45)	$74,020	2,042	$2,070	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	13,768	257	1,867	(44)	863	12,977	145	260	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	14,917	—	—	—	112	15,029	323	345	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	192,296	16,982	38,951	3,025	10,151	183,503	2,166	1,590	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	3,808	10,519	—	—	428	14,755	321	513	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,125,184	46,386	135,754	(19,489)	31,039	1,047,366	101,588	19,670	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	355,665	14,431	29,845	(3,837)	7,942	344,356	47,432	7,230	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,571	265	—	—	316	9,152	1,488	265	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	40,949	666	791	(25)	(289)	40,510	1,365	667	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	84,878	6,830	8,156	(3,271)	3,494	83,775	5,401	2,498	—
JPMorgan Global Select Equity ETF (a)	—	124,386	5,954	(5)	15,015	133,442	2,551	433	—
JPMorgan High Yield Fund Class R6 Shares (a)	218,281	27,321	19,727	(2,400)	10,673	234,148	36,415	7,563	—
JPMorgan Inflation Managed Bond ETF (a)	8,621	—	—	—	63	8,684	187	177	—
JPMorgan International Equity Fund Class R6 Shares (a)	262,541	4,983	56,910	12,697	(10,309)	213,002	11,258	4,983	—
JPMorgan International Research Enhanced Equity ETF (a)	481,113	10,875	35,812	1,635	8,913	466,724	7,986	12,470	—
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	—	—	—	—	—	—	—	1	—
JPMorgan Realty Income ETF (a)	40,585	774	5,688	18	2,565	38,254	850	677	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	84,594	6,863	14,166	(2,115)	3,860	79,036	1,458	852	2,537
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	38,558	5,260	5,295	(197)	1,141	39,467	1,981	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	42,417	2,284	8,909	(367)	4,011	39,436	1,463	492	56
JPMorgan U.S. Equity Fund Class R6 Shares (a)	680,510	10,099	129,422	32,336	8,716	602,239	28,168	3,550	6,548
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	105,097	407,664	390,885	—	—	121,876	121,876	2,769	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	636,925	9,070	126,743	1,612	39,163	560,027	15,177	4,019	686
Total	$4,511,819	$709,845	$1,016,979	$19,271	$137,822	$4,361,778		$73,094	$9,827

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Non-income producing security.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	137

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2035 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$73,959	$7,169	$1,830	$(223)	$(97)	$78,978	2,179	$2,121	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	14,120	356	1,761	(44)	896	13,567	152	267	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	102,150	2,535	16,075	(389)	7,324	95,545	1,128	829	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	3,903	—	2,153	(350)	402	1,802	39	82	—
JPMorgan Core Bond Fund Class R6 Shares (a)	282,832	7,668	55,523	(6,512)	9,387	237,852	23,070	4,467	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	624,553	20,355	49,867	(8,585)	16,460	602,916	83,046	12,618	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,294	71	—	—	85	2,450	398	71	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	11,502	651	569	(53)	(91)	11,440	386	188	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	91,064	6,423	12,029	(481)	831	85,808	5,532	2,559	—
JPMorgan Global Select Equity ETF (a)	—	127,542	5,068	(4)	15,527	137,997	2,638	448	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	409,862	4,046	77,088	10,216	22,705	369,741	10,833	—	2,125
JPMorgan High Yield Fund Class R6 Shares (a)	94,320	37,871	6,622	(625)	5,235	130,179	20,246	4,291	—
JPMorgan International Equity Fund Class R6 Shares (a)	269,333	5,127	57,328	(8,306)	10,336	219,162	11,584	5,128	—
JPMorgan International Research Enhanced Equity ETF (a)	500,580	23,958	47,258	2,171	9,228	488,679	8,362	12,893	—
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	—	—	—	—	—	—	—	1	—
JPMorgan Realty Income ETF (a)	41,545	1,068	5,236	(520)	3,203	40,060	890	695	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	43,241	3,447	6,428	(110)	1,034	41,184	760	440	1,314
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	22,675	2,197	4,943	(1,890)	2,504	20,543	1,031	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	21,658	1,126	4,148	(328)	2,219	20,527	761	252	29
JPMorgan U.S. Equity Fund Class R6 Shares (a)	386,072	5,453	86,154	23,987	(2,561)	326,797	15,285	1,955	3,498
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	90,443	319,765	311,830	—	—	98,378	98,378	2,131	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	386,004	3,010	49,012	3,531	23,991	367,524	9,960	2,550	460
JPMorgan Value Advantage Fund Class R6 Shares (a)	404,970	37,834	74,459	4,723	(2,950)	370,118	10,435	6,875	19,628
Total	$3,877,080	$617,672	$875,381	$16,208	$125,668	$3,761,247		$60,861	$27,054

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Non-income producing security.

138	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2040 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$93,880	$5,365	$7,732	$(449)	$137	$91,201	2,516	$2,534	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	16,411	318	1,845	53	930	15,867	177	313	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	114,139	6,663	17,861	(554)	8,520	110,907	1,310	933	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	21,365	—	—	—	624	21,989	479	851	—
JPMorgan Core Bond Fund Class R6 Shares (a)	130,837	4,222	10,390	(1,347)	2,849	126,171	12,237	2,373	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	392,840	13,287	31,453	(5,440)	10,281	379,515	52,275	7,962	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	19,292	597	—	—	712	20,601	3,350	597	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	27,295	739	497	(44)	(214)	27,279	919	449	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	108,647	9,408	12,633	(357)	850	105,915	6,829	3,060	—
JPMorgan Global Select Equity ETF (a)	—	147,480	5,121	(46)	18,042	160,355	3,065	520	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	475,647	3,352	88,243	11,477	25,597	427,830	12,535	—	2,457
JPMorgan High Yield Fund Class R6 Shares (a)	86,963	2,857	8,138	(715)	3,819	84,786	13,186	2,856	—
JPMorgan International Equity Fund Class R6 Shares (a)	307,951	6,005	64,218	(9,397)	11,723	252,064	13,323	6,006	—
JPMorgan International Research Enhanced Equity ETF (a)	576,587	22,833	56,634	2,364	10,103	555,253	9,501	14,668	192
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	—	—	—	—	—	—	—	1	—
JPMorgan Realty Income ETF (a)	48,298	956	5,331	(176)	3,274	47,021	1,045	814	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	49,589	3,875	7,016	(206)	1,277	47,519	876	521	1,550
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	26,004	2,325	5,407	130	646	23,698	1,190	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	24,838	1,230	4,603	(12)	2,228	23,681	878	296	34
JPMorgan U.S. Equity Fund Class R6 Shares (a)	446,602	11,981	106,837	26,066	(1,440)	376,372	17,604	2,244	4,027
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	52,974	363,246	351,030	—	—	65,190	65,190	1,278	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	448,753	3,497	53,223	3,130	28,491	430,648	11,671	2,968	528
JPMorgan Value Advantage Fund Class R6 Shares (a)	471,778	40,489	86,695	5,704	(3,005)	428,271	12,074	7,919	22,694
Total	$3,940,690	$650,725	$924,907	$30,181	$125,444	$3,822,133		$59,163	$31,482

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Non-income producing security.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	139

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2045 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$79,345	$4,367	$6,265	$(664)	$407	$77,190	2,130	$2,150	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	13,742	296	1,518	41	784	13,345	149	261	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	96,289	5,580	15,421	(374)	6,761	92,835	1,096	779	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	20,032	—	—	—	586	20,618	449	798	—
JPMorgan Core Bond Fund Class R6 Shares (a)	50,236	1,903	1,769	(287)	848	50,931	4,940	961	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	150,997	5,967	5,562	(1,179)	2,974	153,197	21,102	3,226	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	10,863	336	—	—	401	11,600	1,886	336	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	30,191	4,838	4,227	(159)	27	30,670	1,033	494	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	92,205	8,575	10,596	(496)	770	90,458	5,832	2,595	—
JPMorgan Global Select Equity ETF (a)	—	122,304	3,113	(28)	15,107	134,270	2,566	436	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	397,910	3,674	75,460	7,042	24,100	357,266	10,468	—	2,044
JPMorgan High Yield Fund Class R6 Shares (a)	20,386	704	—	—	816	21,906	3,407	704	—
JPMorgan International Equity Fund Class R6 Shares (a)	258,769	4,944	54,845	(7,437)	9,877	211,308	11,169	4,944	—
JPMorgan International Research Enhanced Equity ETF (a)	476,130	14,332	42,186	1,711	8,354	458,341	7,843	12,150	—
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	—	—	—	—	—	—	—	2	—
JPMorgan Realty Income ETF (a)	40,508	889	4,394	(580)	3,183	39,606	880	680	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	41,267	3,289	5,746	(296)	1,207	39,721	733	433	1,288
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	21,656	2,006	4,500	(2,020)	2,681	19,823	995	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	20,685	1,057	3,787	(51)	1,906	19,810	735	245	29
JPMorgan U.S. Equity Fund Class R6 Shares (a)	375,811	5,241	87,711	19,008	1,500	313,849	14,680	1,882	3,359
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	51,352	294,412	288,087	—	—	57,677	57,677	1,062	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	375,253	2,906	47,698	1,898	24,410	356,769	9,668	2,469	437
JPMorgan Value Advantage Fund Class R6 Shares (a)	394,757	36,059	75,145	1,971	19	357,661	10,083	6,747	18,883
Total	$3,018,384	$523,679	$738,030	$18,100	$106,718	$2,928,851		$43,354	$26,040

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Non-income producing security.

140	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2050 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$72,391	$4,783	$6,217	$(336)	$116	$70,737	1,952	$1,947	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	12,459	272	1,250	32	716	12,229	137	236	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	89,021	5,291	15,811	62	6,444	85,007	1,003	724	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	10,756	—	—	—	314	11,070	241	428	—
JPMorgan Core Bond Fund Class R6 Shares (a)	30,073	583	270	(38)	402	30,750	2,982	583	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	90,390	1,960	1,022	(173)	1,342	92,497	12,741	1,960	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	9,022	279	—	—	333	9,634	1,567	279	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	28,996	1,399	385	(5)	(226)	29,779	1,003	475	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	84,802	8,695	10,852	(445)	769	82,969	5,349	2,427	—
JPMorgan Global Select Equity ETF (a)	—	110,598	4,547	(40)	13,440	119,451	2,283	388	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	364,395	4,013	70,322	9,392	19,336	326,814	9,575	—	1,864
JPMorgan High Yield Fund Class R6 Shares (a)	10,945	376	—	—	439	11,760	1,829	378	—
JPMorgan International Equity Fund Class R6 Shares (a)	236,013	4,605	51,480	(7,311)	9,144	190,971	10,094	4,465	—
JPMorgan International Research Enhanced Equity ETF (a)	436,273	18,579	43,256	2,139	7,694	421,429	7,211	11,106	671
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	—	—	—	—	—	—	—	— (c)	—
JPMorgan Realty Income ETF (a)	36,727	815	1,139	(192)	2,554	38,765	861	616	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	38,091	2,942	5,435	158	682	36,438	672	392	1,167
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	19,623	1,801	3,859	(1,440)	2,035	18,160	912	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	18,743	936	3,210	(5)	1,683	18,147	673	222	26
JPMorgan U.S. Equity Fund Class R6 Shares (a)	343,630	8,595	85,672	19,449	(1,014)	284,988	13,330	1,692	3,009
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	43,535	269,969	267,239	—	—	46,265	46,265	897	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	342,141	2,659	39,628	2,507	22,084	329,763	8,937	2,255	404
JPMorgan Value Advantage Fund Class R6 Shares (a)	361,481	37,089	73,220	2,045	(250)	327,145	9,223	6,161	17,244
Total	$2,679,507	$486,239	$684,814	$25,799	$88,037	$2,594,768		$37,631	$24,385

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
(c)	Amount rounds to less than one thousand.
*	Non-income producing security.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	141

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2055 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$44,981	$3,505	$4,164	$(386)	$293	$44,229	1,220	$1,230	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	7,742	223	783	18	453	7,653	85	144	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	58,586	4,490	14,283	(189)	4,539	53,143	627	445	— (b)
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	6,684	—	—	—	195	6,879	150	266	—
JPMorgan Core Bond Fund Class R6 Shares (a)	18,688	845	628	(68)	313	19,150	1,857	353	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	56,170	2,648	2,007	(355)	1,144	57,600	7,934	1,183	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,607	173	—	—	207	5,987	973	174	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	18,018	1,128	408	13	(134)	18,617	627	297	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	53,337	6,345	8,079	(339)	589	51,853	3,343	1,493	—
JPMorgan Global Select Equity ETF (a)	—	70,558	2,911	74	8,413	76,134	1,455	247	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	227,479	4,335	45,324	3,206	14,836	204,532	5,993	—	1,164
JPMorgan High Yield Fund Class R6 Shares (a)	6,801	235	—	—	272	7,308	1,137	235	—
JPMorgan International Equity Fund Class R6 Shares (a)	147,810	4,329	34,006	(4,604)	5,849	119,378	6,310	2,756	—
JPMorgan International Research Enhanced Equity ETF (a)	271,767	13,037	27,775	1,301	5,132	263,462	4,509	6,920	135
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (c)	—	—	—	—	—	—	—	— (b)	—
JPMorgan Realty Income ETF (a)	23,997	681	2,254	(419)	1,925	23,930	532	379	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	23,270	1,963	2,974	(334)	881	22,806	421	244	725
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	12,194	1,256	2,480	(187)	583	11,366	571	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	11,647	643	1,995	(86)	1,149	11,358	421	137	16
JPMorgan U.S. Equity Fund Class R6 Shares (a)	214,766	6,116	54,730	5,965	5,859	177,976	8,324	1,063	1,905
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c)	25,412	179,857	171,241	—	—	34,028	34,028	678	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	212,924	3,760	26,265	574	14,697	205,690	5,574	1,389	249
JPMorgan Value Advantage Fund Class R6 Shares (a)	225,683	23,191	45,690	(300)	1,855	204,739	5,772	3,839	10,745
Total	$1,673,563	$329,318	$447,997	$3,884	$69,050	$1,627,818		$23,472	$14,939

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2023.
*	Non-income producing security.

142	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2060 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$15,776	$4,334	$3,989	$(254)	$298	$16,165	446	$445	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	2,628	166	163	1	167	2,799	31	50	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	20,066	1,329	3,465	(265)	1,746	19,411	229	159	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	2,268	—	—	—	67	2,335	51	90	—
JPMorgan Core Bond Fund Class R6 Shares (a)	7,202	617	1,021	(192)	293	6,899	669	122	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,624	1,889	3,085	(548)	871	20,751	2,858	409	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,903	59	—	—	70	2,032	331	59	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	7,014	1,706	1,935	(26)	48	6,807	229	117	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	18,820	2,606	2,654	(96)	255	18,931	1,220	532	—
JPMorgan Global Select Equity ETF (a)	—	24,712	—	—	3,059	27,771	531	90	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	81,575	5,755	19,242	308	6,411	74,807	2,192	—	419
JPMorgan High Yield Fund Class R6 Shares (a)	2,308	80	—	—	92	2,480	386	80	—
JPMorgan International Equity Fund Class R6 Shares (a)	53,083	5,472	15,536	(1,551)	2,136	43,604	2,305	1,001	—
JPMorgan International Research Enhanced Equity ETF (a)	97,508	11,800	15,748	733	1,941	96,234	1,647	2,522	—
JPMorgan Realty Income ETF (a)	8,640	1,281	1,980	(374)	927	8,494	189	131	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	8,778	1,840	2,517	(295)	529	8,335	154	87	258
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	4,138	576	713	(303)	461	4,159	209	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	3,986	299	516	3	384	4,156	154	48	6
JPMorgan U.S. Equity Fund Class R6 Shares (a)	76,079	5,381	20,757	637	3,863	65,203	3,050	372	687
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	12,761	83,820	82,569	—	—	14,012	14,012	289	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	77,044	5,660	12,874	(32)	5,670	75,468	2,045	492	90
JPMorgan Value Advantage Fund Class R6 Shares (a)	80,935	12,987	19,803	(687)	1,460	74,892	2,111	1,382	3,869
Total	$604,136	$172,369	$208,567	$(2,941)	$30,748	$595,745		$8,477	$5,329

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
*	Non-income producing security.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	143

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2065 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$106	$191	$30	$(1)	$4	$270	7	$7	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	17	28	2	— (b)	4	47	1	1	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	15	27	—	—	1	43	1	1	—
JPMorgan Core Bond Fund Class R6 Shares (a)	43	75	—	—	2	120	12	2	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	129	222	—	—	9	360	50	5	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	11	19	—	—	2	32	5	1	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	129	190	9	— (b)	4	314	11	5	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	73	114	—	—	2	189	12	5	—
JPMorgan Global Select Equity ETF (a)	—	427	—	—	44	471	9	1	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	542	697	80	(3)	100	1,256	37	—	6
JPMorgan High Yield Fund Class R6 Shares (a)	15	29	3	— (b)	2	43	6	1	—
JPMorgan International Equity Fund Class R6 Shares (a)	350	410	48	(4)	25	733	39	16	—
JPMorgan International Research Enhanced Equity ETF (a)	609	965	98	(5)	50	1,521	26	37	—
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (c)	—	—	—	—	—	—	—	— (b)	—
JPMorgan Realty Income ETF (a)	58	74	—	—	9	141	3	2	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	58	92	16	— (b)	6	140	3	1	4
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	28	44	5	— (b)	3	70	3	—	—
JPMorgan Small Cap Value Fund Class R6 Shares (a)	27	45	9	(1)	8	70	3	1	— (b)
JPMorgan U.S. Equity Fund Class R6 Shares (a)	507	650	119	(5)	67	1,100	51	5	10
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c)	194	3,656	3,174	—	—	676	676	8	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	459	617	10	— (b)	74	1,140	31	6	2
JPMorgan Value Advantage Fund Class R6 Shares (a)	535	771	57	(5)	14	1,258	35	22	57
Total	$3,905	$9,343	$3,660	$(24)	$430	$9,994		$127	$79

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2023.
*	Non-income producing security.
D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

144	J.P. Morgan SmartRetirement® Funds	December 31, 2023

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
E. Futures Contracts— The Funds used index, interest rate and treasury futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the six months ended December 31, 2023:
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Futures Contracts:
Average Notional Balance Long	$36,266	$48,424	$98,538	$160,047	$144,879
Average Notional Balance Short	(43,592)	(58,402)	(85,391)	(53,493)	(55,023)
Ending Notional Balance Long	37,991	50,956	103,377	171,908	154,379
Ending Notional Balance Short	(43,371)	(59,291)	(87,675)	(55,874)	(57,341)

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Futures Contracts:
Average Notional Balance Long	$148,329	$112,191	$98,955	$61,167	$20,994
Average Notional Balance Short	(84,115)	(63,789)	(55,635)	(34,583)	(11,812)
Ending Notional Balance Long	156,709	119,402	104,971	65,000	22,760
Ending Notional Balance Short	(87,652)	(66,498)	(58,542)	(36,215)	(12,956)

December 31, 2023	J.P. Morgan SmartRetirement® Funds	145

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
F. Summary of Derivatives Information —The following tables present the value of derivatives held as of December 31, 2023, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$—	$—	$—	$834	$1,413
Unrealized Depreciation on Futures Contracts *	(1,835)	(2,508)	(3,788)	(2,091)	(2,222)
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	1,181	1,585	3,215	4,641	3,926
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(654)	(923)	(573)	3,384	3,117

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$1,433	$1,088	$956	$587	$205
Unrealized Depreciation on Futures Contracts *	(3,344)	(2,537)	(2,225)	(1,369)	(477)
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	3,986	3,022	2,650	1,637	568
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	2,075	1,573	1,381	855	296

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2023, by primary underlying risk exposure:
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$153	$305	$1,302	$1,517	$(1,889)
Interest Rate Risk Exposure:
Futures Contracts	(1,360)	(1,812)	(3,691)	(4,856)	(4,288)

146	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	$(1,410)	$(1,943)	$(3,369)	$(1,618)	$544
Interest Rate Risk Exposure:
Futures Contracts	1,348	1,815	3,666	5,255	4,448

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(3,189)	$(2,430)	$(1,972)	$(1,370)	$(519)
Interest Rate Risk Exposure:
Futures Contracts	(4,463)	(3,347)	(2,984)	(1,869)	(556)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	407	311	197	186	63
Interest Rate Risk Exposure:
Futures Contracts	4,514	3,425	3,008	1,860	646
G. Offering and Organization Costs — Total offering costs of $170 incurred in connection with the offering of shares of JPMorgan SmartRetirement® 2065 Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund , if any, are/were recorded as an expense at the time the Fund commenced operations. For the six months ended December 31, 2023, total offering costs amortized were $58.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income  and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2023 are as follows:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Income Fund
Transfer agency fees	$37	$— (a)	$1	$2	$1	$— (a)	$3	$6	$50
JPMorgan SmartRetirement® 2020 Fund
Transfer agency fees	22	1	1	2	1	— (a)	3	7	37
JPMorgan SmartRetirement® 2025 Fund
Transfer agency fees	29	1	2	3	1	— (a)	4	11	51

December 31, 2023	J.P. Morgan SmartRetirement® Funds	147

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® 2030 Fund
Transfer agency fees	$36	$1	$2	$3	$1	$1	$6	$13	$63
JPMorgan SmartRetirement® 2035 Fund
Transfer agency fees	32	1	2	3	1	— (a)	5	13	57
JPMorgan SmartRetirement® 2040 Fund
Transfer agency fees	32	2	2	3	1	— (a)	5	13	58
JPMorgan SmartRetirement® 2045 Fund
Transfer agency fees	25	1	2	3	1	— (a)	4	11	47
JPMorgan SmartRetirement® 2050 Fund
Transfer agency fees	20	2	2	3	1	— (a)	4	10	42
JPMorgan SmartRetirement® 2055 Fund
Transfer agency fees	10	1	1	3	1	— (a)	3	9	28
JPMorgan SmartRetirement® 2060 Fund
Transfer agency fees	4	1	1	1	1	— (a)	1	6	15
JPMorgan SmartRetirement® 2065 Fund
Transfer agency fees	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)	2	2

(a)	Amount rounds to less than one thousand.
The Funds invested in Underlying Funds and ETFs and, as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared daily and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The reclassifications for the Funds relate primarily to tax adjustments on certain investments.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee— Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.
The Adviser reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The

148	J.P. Morgan SmartRetirement® Funds	December 31, 2023

Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement® Income Fund	$— (a)	$—
JPMorgan SmartRetirement® 2020 Fund	— (a)	—
JPMorgan SmartRetirement® 2025 Fund	1	— (a)
JPMorgan SmartRetirement® 2030 Fund	2	— (a)
JPMorgan SmartRetirement® 2035 Fund	2	— (a)
JPMorgan SmartRetirement® 2040 Fund	6	— (a)
JPMorgan SmartRetirement® 2045 Fund	3	— (a)
JPMorgan SmartRetirement® 2050 Fund	3	— (a)
JPMorgan SmartRetirement® 2055 Fund	2	— (a)
JPMorgan SmartRetirement® 2060 Fund	2	—
JPMorgan SmartRetirement® 2065 Fund	— (a)	—

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds.  As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	149

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
JPMorgan SmartRetirement® Income Fund	0.35%	0.98%	0.23%	0.75%	0.50%	0.25%	0.10%
JPMorgan SmartRetirement® 2020 Fund	0.41	1.00	0.25	0.75	0.50	0.25	0.10
JPMorgan SmartRetirement® 2025 Fund	0.44	1.00	0.25	0.75	0.50	0.25	0.10
JPMorgan SmartRetirement® 2030 Fund	0.44	1.00	0.25	0.75	0.50	0.25	0.10
JPMorgan SmartRetirement® 2035 Fund	0.44	1.00	0.25	0.75	0.50	0.25	0.10
JPMorgan SmartRetirement® 2040 Fund	0.44	1.00	0.25	0.75	0.50	0.25	0.10
JPMorgan SmartRetirement® 2045 Fund	0.44	1.00	0.25	0.75	0.50	0.25	0.10
JPMorgan SmartRetirement® 2050 Fund	0.44	1.00	0.25	0.75	0.50	0.25	0.10
JPMorgan SmartRetirement® 2055 Fund	0.44	1.00	0.25	0.75	0.50	0.25	0.10
JPMorgan SmartRetirement® 2060 Fund	0.44	1.00	0.25	0.75	0.50	0.25	0.10
JPMorgan SmartRetirement® 2065 Fund	0.44	1.00	0.25	0.75	0.50	0.25	0.10
The expense limitation agreements were in effect for the six months ended December 31, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.
The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds and ETFs up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.
For the six months ended December 31, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Service Fees	Contractual Reimbursements
JPMorgan SmartRetirement® Income Fund	$305	$137
JPMorgan SmartRetirement® 2020 Fund	178	141
JPMorgan SmartRetirement® 2025 Fund	212	190
JPMorgan SmartRetirement® 2030 Fund	274	222
JPMorgan SmartRetirement® 2035 Fund	229	212
JPMorgan SmartRetirement® 2040 Fund	234	207
JPMorgan SmartRetirement® 2045 Fund	182	193
JPMorgan SmartRetirement® 2050 Fund	152	193
JPMorgan SmartRetirement® 2055 Fund	89	171
JPMorgan SmartRetirement® 2060 Fund	24	140
JPMorgan SmartRetirement® 2065 Fund	— (a)	156

(a)	Amount rounds to less than one thousand.
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2023 the amount of these reimbursements were as follows:

JPMorgan SmartRetirement® Income Fund	$1
JPMorgan SmartRetirement® 2020 Fund	1
JPMorgan SmartRetirement® 2025 Fund	1

150	J.P. Morgan SmartRetirement® Funds	December 31, 2023

JPMorgan SmartRetirement® 2030 Fund	$1
JPMorgan SmartRetirement® 2035 Fund	1
JPMorgan SmartRetirement® 2040 Fund	1
JPMorgan SmartRetirement® 2045 Fund	1
JPMorgan SmartRetirement® 2050 Fund	1
JPMorgan SmartRetirement® 2055 Fund	1
JPMorgan SmartRetirement® 2060 Fund	1
G. Other— Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended December 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Income Fund	$76,853	$184,953	$2,393	$3,997
JPMorgan SmartRetirement® 2020 Fund	90,972	290,625	3,060	5,220
JPMorgan SmartRetirement® 2025 Fund	201,698	532,257	4,772	3,578
JPMorgan SmartRetirement® 2030 Fund	302,184	626,097	5,899	4,781
JPMorgan SmartRetirement® 2035 Fund	297,904	563,549	4,178	3,502
JPMorgan SmartRetirement® 2040 Fund	287,481	573,878	5,698	6,271
JPMorgan SmartRetirement® 2045 Fund	229,268	449,944	4,343	4,244
JPMorgan SmartRetirement® 2050 Fund	216,272	417,577	3,716	8,086
JPMorgan SmartRetirement® 2055 Fund	149,461	276,756	2,469	3,416
JPMorgan SmartRetirement® 2060 Fund	88,552	126,001	874	930
JPMorgan SmartRetirement® 2065 Fund	5,858	487	—	—

December 31, 2023	J.P. Morgan SmartRetirement® Funds	151

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Income Fund	$1,021,938	$121,260	$24,524	$96,736
JPMorgan SmartRetirement® 2020 Fund	1,334,211	171,135	45,566	125,569
JPMorgan SmartRetirement® 2025 Fund	2,829,378	319,280	104,728	214,552
JPMorgan SmartRetirement® 2030 Fund	3,929,453	562,140	120,513	441,627
JPMorgan SmartRetirement® 2035 Fund	3,083,523	754,754	69,721	685,033
JPMorgan SmartRetirement® 2040 Fund	2,946,432	932,671	49,179	883,492
JPMorgan SmartRetirement® 2045 Fund	2,302,025	657,256	24,500	632,756
JPMorgan SmartRetirement® 2050 Fund	2,021,659	596,331	18,113	578,218
JPMorgan SmartRetirement® 2055 Fund	1,341,296	302,703	12,849	289,854
JPMorgan SmartRetirement® 2060 Fund	525,081	74,984	3,148	71,836
JPMorgan SmartRetirement® 2065 Fund	9,614	708	—	708
At June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan SmartRetirement® Income Fund	$18,152	$795
JPMorgan SmartRetirement® 2020 Fund	33,693	4,448
JPMorgan SmartRetirement® 2025 Fund	45,968	—
JPMorgan SmartRetirement® 2030 Fund	37,799	—
JPMorgan SmartRetirement® 2035 Fund	63,756	7,954
JPMorgan SmartRetirement® 2040 Fund	65,437	4,658
JPMorgan SmartRetirement® 2045 Fund	50,501	—
JPMorgan SmartRetirement® 2050 Fund	49,669	10,986
JPMorgan SmartRetirement® 2055 Fund	11,953	—
Net capital losses (gains) and specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains) and specified ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
JPMorgan SmartRetirement® Income Fund	$11,366	$6,175
JPMorgan SmartRetirement® 2020 Fund	11,933	(10,676)
JPMorgan SmartRetirement® 2025 Fund	18,603	—
JPMorgan SmartRetirement® 2030 Fund	29,527	—
JPMorgan SmartRetirement® 2035 Fund	12,218	—
JPMorgan SmartRetirement® 2040 Fund	17,344	—
JPMorgan SmartRetirement® 2045 Fund	9,061	—
JPMorgan SmartRetirement® 2050 Fund	18,706	(12,068)
JPMorgan SmartRetirement® 2055 Fund	5,020	—
JPMorgan SmartRetirement® 2060 Fund	1,495	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates

152	J.P. Morgan SmartRetirement® Funds	December 31, 2023

beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2023.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of December 31, 2023, the Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Income Fund	—	— %	2	42.4%
JPMorgan SmartRetirement® 2020 Fund	—	—	2	43.8
JPMorgan SmartRetirement® 2025 Fund	—	—	3	58.1
JPMorgan SmartRetirement® 2030 Fund	—	—	3	54.3
JPMorgan SmartRetirement® 2035 Fund	—	—	3	58.8
JPMorgan SmartRetirement® 2040 Fund	—	—	3	55.3
JPMorgan SmartRetirement® 2045 Fund	—	—	3	60.3
JPMorgan SmartRetirement® 2050 Fund	—	—	3	56.1
JPMorgan SmartRetirement® 2055 Fund	—	—	3	58.1
JPMorgan SmartRetirement® 2060 Fund	—	—	3	50.6
JPMorgan SmartRetirement® 2065 Fund	1	12.1	3	61.2
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	153

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
As of December 31, 2023, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
% of Net Assets
JPMorgan Global Select Equity ETF	93.7%
JPMorgan Realty Income ETF	75.2
JPMorgan ActiveBuilders Emerging Markets Equity ETF	60.0
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	51.5
JPMorgan International Research Enhanced Equity ETF	51.2
JPMorgan Inflation Managed Bond ETF	37.9
JPMorgan U.S. Research Enhanced Equity Fund	37.5
JPMorgan International Equity Fund	32.7
JPMorgan Emerging Markets Research Enhanced Equity Fund	29.0
JPMorgan Value Advantage Fund	19.9
JPMorgan High Yield Fund	17.4
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF	16.9
JPMorgan Core Plus Bond Fund	12.3
JPMorgan Small Cap Value Fund	11.9
JPMorgan Emerging Markets Debt Fund	11.3
JPMorgan BetaBuilders MSCI US REIT ETF	11.3
JPMorgan U.S. Equity Fund	10.7
JPMorgan Growth Advantage Fund	10.2
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses and could make derivatives more difficult for the Funds to value accurately.
Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.
Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection

154	J.P. Morgan SmartRetirement® Funds	December 31, 2023

with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2023	J.P. Morgan SmartRetirement® Funds	155

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2023, and continued to hold your shares at the end of the reporting period, December 31, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Income Fund
Class A
Actual	$1,000.00	$1,047.60	$1.80	0.35%
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class C
Actual	1,000.00	1,044.10	5.04	0.98
Hypothetical	1,000.00	1,020.21	4.98	0.98
Class I
Actual	1,000.00	1,048.10	1.18	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23
Class R2
Actual	1,000.00	1,045.10	3.86	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,047.10	2.57	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,048.80	1.29	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,049.40	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,049.80	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
JPMorgan SmartRetirement® 2020 Fund
Class A
Actual	1,000.00	1,047.40	2.11	0.41
Hypothetical	1,000.00	1,023.08	2.08	0.41

156	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2020 Fund (continued)
Class C
Actual	$1,000.00	$1,044.20	$5.14	1.00%
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class I
Actual	1,000.00	1,048.20	1.29	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R2
Actual	1,000.00	1,045.30	3.86	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,046.70	2.57	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,048.40	1.29	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,049.30	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,049.00	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
JPMorgan SmartRetirement® 2025 Fund
Class A
Actual	1,000.00	1,050.20	2.27	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class C
Actual	1,000.00	1,047.20	5.15	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class I
Actual	1,000.00	1,051.40	1.29	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R2
Actual	1,000.00	1,049.10	3.86	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,050.20	2.58	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,051.40	1.29	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,052.50	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,052.90	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
JPMorgan SmartRetirement® 2030 Fund
Class A
Actual	1,000.00	1,055.10	2.27	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

December 31, 2023	J.P. Morgan SmartRetirement® Funds	157

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2030 Fund (continued)
Class C
Actual	$1,000.00	$1,052.20	$5.16	1.00%
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class I
Actual	1,000.00	1,056.20	1.29	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R2
Actual	1,000.00	1,053.50	3.87	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,054.60	2.58	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,056.50	1.29	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,057.10	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,057.60	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
JPMorgan SmartRetirement® 2035 Fund
Class A
Actual	1,000.00	1,060.90	2.28	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class C
Actual	1,000.00	1,057.80	5.17	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class I
Actual	1,000.00	1,061.70	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R2
Actual	1,000.00	1,058.80	3.88	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,060.60	2.59	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,061.50	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,062.20	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,063.20	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
JPMorgan SmartRetirement® 2040 Fund
Class A
Actual	1,000.00	1,064.00	2.28	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

158	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2040 Fund (continued)
Class C
Actual	$1,000.00	$1,061.20	$5.18	1.00%
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class I
Actual	1,000.00	1,065.00	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R2
Actual	1,000.00	1,062.30	3.89	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,063.90	2.59	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,065.10	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,066.00	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,066.40	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
JPMorgan SmartRetirement® 2045 Fund
Class A
Actual	1,000.00	1,066.20	2.29	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class C
Actual	1,000.00	1,063.20	5.19	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class I
Actual	1,000.00	1,067.70	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R2
Actual	1,000.00	1,064.60	3.89	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,065.70	2.60	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,067.50	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,068.20	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,068.60	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
JPMorgan SmartRetirement® 2050 Fund
Class A
Actual	1,000.00	1,067.00	2.29	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

December 31, 2023	J.P. Morgan SmartRetirement® Funds	159

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2050 Fund (continued)
Class C
Actual	$1,000.00	$1,064.20	$5.19	1.00%
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class I
Actual	1,000.00	1,067.70	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R2
Actual	1,000.00	1,065.30	3.89	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,066.70	2.60	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,068.20	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,069.30	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,069.10	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
JPMorgan SmartRetirement® 2055 Fund
Class A
Actual	1,000.00	1,066.70	2.29	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class C
Actual	1,000.00	1,063.80	5.19	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class I
Actual	1,000.00	1,067.70	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R2
Actual	1,000.00	1,065.00	3.89	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,066.70	2.60	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,068.00	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,068.80	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,069.30	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
JPMorgan SmartRetirement® 2060 Fund
Class A
Actual	1,000.00	1,066.60	2.29	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

160	J.P. Morgan SmartRetirement® Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2060 Fund (continued)
Class C
Actual	$1,000.00	$1,063.50	$5.19	1.00%
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class I
Actual	1,000.00	1,067.70	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R2
Actual	1,000.00	1,064.70	3.89	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,066.30	2.60	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,067.90	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,068.40	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,068.50	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00
JPMorgan SmartRetirement® 2065 Fund
Class A
Actual	1,000.00	1,066.30	2.29	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class C
Actual	1,000.00	1,063.30	5.19	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class I
Actual	1,000.00	1,067.20	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R2
Actual	1,000.00	1,065.00	3.89	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class R3
Actual	1,000.00	1,066.00	2.60	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R4
Actual	1,000.00	1,067.00	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25
Class R5
Actual	1,000.00	1,068.00	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
Class R6
Actual	1,000.00	1,068.20	0.00	0.00
Hypothetical	1,000.00	1,025.14	0.00	0.00

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

December 31, 2023	J.P. Morgan SmartRetirement® Funds	161

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
JPMorgan SmartRetirement Funds – JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board of Trustees held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”).  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks, and analyses by the Adviser of the Funds’ and Underlying Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the
Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Funds and certain Underlying Funds, including risk and performance return assessments as compared to the Funds’ and/or Underlying Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;

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•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and Underlying Funds, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s  other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser and sub-advisers to provide high quality service to the Funds and Underlying Funds, as applicable;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees noted that there was no advisory fee charged to the Funds.  At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates from providing services to the Funds and Underlying Funds.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund and/or Underlying Funds, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the Underlying Funds.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by

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the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts,  other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s  performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds’ selected share classes with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider steps that had been recently taken to improve performance, such as changes to the Funds’ investment allocations, the impact of those changes, and future steps that might be taken to improve performance. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the SmartRetirement Income Fund’s performance for Class A shares was in the fourth, third and third quintile of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the fourth, third and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the fourth, second and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance

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and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the SmartRetirement 2020 Fund’s performance for Class A shares was in the second, fifth and fifth quintile of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the third, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class R6 shares was in the second, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.   Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2025 Fund’s performance for Class A shares was in the third, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class I shares was in the fourth, fifth and fifth quintile of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the third, fourth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2030 Fund’s performance for Class A shares was in the third, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the fourth, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the third, fourth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2035 Fund’s performance for Class A shares was in the third, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022,  respectively.  The Trustees noted that the performance for Class I shares was in the fourth, fourth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the third, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.   The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2040 Fund’s performance for Class A shares was in the third, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the third, fourth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the third, third and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded

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(Unaudited) (continued)
that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2045 Fund’s performance for Class A shares was in the fourth, third and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the fourth quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2022.  The Trustees noted that the performance for Class R6 shares was in the third, third and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2050 Fund’s performance for Class A shares was in the third, third and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class I shares was in the third, fourth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class R6 shares was in the third, third and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2055 Fund’s performance for Class A shares was in the third, fourth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the third, fourth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the third, third and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2060 Fund’s performance for Class A shares was in the third, fourth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class I shares was in the third, fourth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class R6 shares was in the third, third and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
Advisory Fees and Expense Ratios
The Funds are not charged a separate investment advisory fee by the Adviser and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds.  The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes in the Universe, as well as a subset of funds within the Underlying Funds’ Universe.  The Trustees recognized that Broadridge reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and

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administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund within its Universe, as well as a subset of funds in the Universe (‘Peer Group’), and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account waivers and/or reimbursements. The Trustees also considered the impact of Underlying Fund allocation changes on the Funds’ expenses as well as any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the SmartRetirement Income Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares were in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles of the Peer Group and Universe, respectively.
After considering all of the factors identified above, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles

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(Unaudited) (continued)
of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in first and second quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of  both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2055 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2060 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such

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fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

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TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended June 30, 2023, the following Funds intend to elect to pass through to  shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:
	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan SmartRetirement® Income Fund	$5,384	$581
JPMorgan SmartRetirement® 2020 Fund	7,081	765
JPMorgan SmartRetirement® 2025 Fund	16,385	1,671
JPMorgan SmartRetirement® 2030 Fund	27,480	2,851
JPMorgan SmartRetirement® 2035 Fund	27,715	2,889
JPMorgan SmartRetirement® 2040 Fund	32,387	3,400
JPMorgan SmartRetirement® 2045 Fund	26,263	2,764
JPMorgan SmartRetirement® 2050 Fund	24,907	2,622
JPMorgan SmartRetirement® 2055 Fund	14,482	1,525
JPMorgan SmartRetirement® 2060 Fund	4,641	488
JPMorgan SmartRetirement® 2065 Fund	1	1

170	J.P. Morgan SmartRetirement® Funds	December 31, 2023

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. December 2023.
SAN-SR-1223

Semi-Annual Report
JPMorgan SmartRetirement® Blend Funds
December 31, 2023  (Unaudited)
JPMorgan SmartRetirement® Blend Income Fund
JPMorgan SmartRetirement® Blend 2020 Fund
JPMorgan SmartRetirement® Blend 2025 Fund
JPMorgan SmartRetirement® Blend 2030 Fund
JPMorgan SmartRetirement® Blend 2035 Fund
JPMorgan SmartRetirement® Blend 2040 Fund
JPMorgan SmartRetirement® Blend 2045 Fund
JPMorgan SmartRetirement® Blend 2050 Fund
JPMorgan SmartRetirement® Blend 2055 Fund
JPMorgan SmartRetirement® Blend 2060 Fund
JPMorgan SmartRetirement® Blend 2065 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 7, 2024 (Unaudited)
Dear Shareholder,
U.S. equity markets surged through the end of 2023 and into early 2024 as the risk of economic recession receded and the prospect of lower interest rates drove investor optimism. Globally, financial markets largely generated positive returns, despite heightened geopolitical tensions and signs of economic weakness across Europe and China.
“Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth.” — Brian S. Shlissel
Inflation pressures eased sufficiently during the second half of 2023 to allow the U.S. Federal Reserve (the “Fed”) to hold the benchmark discount interest rate at 5.25% at its June 2023 meeting, ending a string of 10 consecutive interest rate increases. The Fed raised rates once more in July 2023, then held the benchmark rate at 5.50% for the remainder of the 2023.
In the face of elevated interest rates, the U.S. economy proved surprisingly resilient and largely led developed markets in growth through the end of 2023. Gross domestic product outpaced economists’ consensus expectations with a 4.9% jump in the third quarter and estimated growth of 3.3% in the fourth quarter. Though the U.S. economy continued to expand, inflation data indicated that the Fed’s efforts to cool the domestic economy appeared to be effective.
Certain other measures of the U.S. economy showed little sign of weakness. Consumer spending remained elevated in the second half of 2023 and rose month-to-month to reach approximately $709.9 billion in retail sales in December 2023. The unemployment rate settled at 3.7% in the final two months of 2023 as approximately 333,000 jobs were added in December alone. Further, an estimated 353,000 jobs were added in January 2024, approximately double the increase anticipated by certain economists.
Both equity and bond markets in the U.S. performed well, buoyed by the overall strength shown by the U.S. economy and the apparent turn in Fed policy. Stronger-than-expected  consumer spending and corporate earnings, as well as investor expectations for artificial-intelligence-driven productivity gains bolstered demand for equities in recent months. Certain leading U.S. equity indexes returned more than 9% in November and in excess of 5% in December 2023. In January 2024, the S&P 500 Index reached six new closing highs and surpassed 4,800 points for the first time. However, equity market gains were not broadly spread: The largest 10 stocks in the S&P 500 Index comprised approximately 90% of the index’s price gains for all of 2023.
While U.S. financial markets largely appeared to withstand increased geopolitical tensions in 2023, the potential for the conflicts in Ukraine and Israel to expand in intensity and geography may threaten global economic growth and increase market volatility. Additionally, the Fed may be forced to change policy should the strength of U.S. economy recede or the downward trend in inflation were to reverse.
Investors appear to have begun 2024 with a positive outlook, with the U.S. economy and its financial markets leading global growth. While risks to the growth outlook remain, we believe investors who hold a well-diversified portfolio over the long term should be positioned to benefit from positive economic trends.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	1

JPMorgan SmartRetirement® Blend Funds
FUND FACTS
SIX MONTHS ENDED December 31, 2023 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2023 ($000)
JPMorgan SmartRetirement® Blend Income Fund	4.91%	4.60%	S&P Target Date Retirement Income Index	648,969
JPMorgan SmartRetirement® Blend 2020 Fund	5.01%	5.11%	S&P Target Date 2020 Index	846,172
JPMorgan SmartRetirement® Blend 2025 Fund	5.26%	5.26%	S&P Target Date 2025 Index	1,905,984
JPMorgan SmartRetirement® Blend 2030 Fund	5.74%	5.79%	S&P Target Date 2030 Index	2,457,205
JPMorgan SmartRetirement® Blend 2035 Fund	6.10%	6.26%	S&P Target Date 2035 Index	2,560,315
JPMorgan SmartRetirement® Blend 2040 Fund	6.38%	6.66%	S&P Target Date 2040 Index	2,328,979
JPMorgan SmartRetirement® Blend 2045 Fund	6.60%	6.88%	S&P Target Date 2045 Index	1,969,503
JPMorgan SmartRetirement® Blend 2050 Fund	6.64%	7.01%	S&P Target Date 2050 Index	1,588,698
JPMorgan SmartRetirement® Blend 2055 Fund	6.62%	7.02%	S&P Target Date 2055 Index	945,361
JPMorgan SmartRetirement® Blend 2060 Fund	6.65%	7.03%	S&P Target Date 2060 Index	482,758
JPMorgan SmartRetirement® Blend 2065 Fund	6.47%	7.10%	S&P Target Date 2065+ Index	13,837

*
Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Investment Companies	39.3%
Exchange-Traded Funds	32.4
U.S. Treasury Obligations	6.1
Mortgage-Backed Securities	6.1
Corporate Bonds	6.0
Asset-Backed Securities	3.1
Others (each less than 1.0%)	1.5
Short-Term Investments	5.5
JPMorgan SmartRetirement® Blend 2020 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Investment Companies	39.2%
Exchange-Traded Funds	31.0
Mortgage-Backed Securities	6.7
Corporate Bonds	6.3
U.S. Treasury Obligations	5.3
Asset-Backed Securities	4.0
Others (each less than 1.0%)	1.6
Short-Term Investments	5.9
JPMorgan SmartRetirement® Blend 2025 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Investment Companies	42.6%
Exchange-Traded Funds	34.0
U.S. Treasury Obligations	5.6
Corporate Bonds	5.5
Mortgage-Backed Securities	5.3
Asset-Backed Securities	2.9
Others (each less than 1.0%)	1.5
Short-Term Investments	2.6
JPMorgan SmartRetirement® Blend 2030 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Investment Companies	45.9%
Exchange-Traded Funds	34.9
U.S. Treasury Obligations	4.7
Corporate Bonds	4.4
Mortgage-Backed Securities	4.3
Asset-Backed Securities	2.2
Others (each less than 1.0%)	1.3
Short-Term Investments	2.3
JPMorgan SmartRetirement® Blend 2035 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
Investment Companies	55.2%
Exchange-Traded Funds	37.0
U.S. Treasury Obligations	1.4
Mortgage-Backed Securities	1.1
Corporate Bonds	1.0
Others (each less than 1.0%)	0.9
Short-Term Investments	3.4
JPMorgan SmartRetirement® Blend 2040 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	49.1%
International Equity	29.9
Fixed Income	16.3
Alternative Assets	1.6
U.S. Treasury Notes	0.2
Short-Term Investments	2.9
JPMorgan SmartRetirement® Blend 2045 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	54.1%
International Equity	32.7
Fixed Income	8.6
Alternative Assets	1.9
U.S. Treasury Notes	0.2
Short-Term Investments	2.5

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	3

JPMorgan SmartRetirement® Blend Funds
FUND FACTS
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
JPMorgan SmartRetirement® Blend 2050 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	55.9%
International Equity	33.8
Fixed Income	5.8
Alternative Assets	1.9
U.S. Treasury Notes	0.2
Short-Term Investments	2.4
JPMorgan SmartRetirement® Blend 2055 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	55.8%
International Equity	33.8
Fixed Income	5.9
Alternative Assets	1.9
U.S. Treasury Notes	0.2
Short-Term Investments	2.4
JPMorgan SmartRetirement® Blend 2060 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	55.6%
International Equity	33.7
Fixed Income	5.6
Alternative Assets	1.9
U.S. Treasury Notes	0.2
Short-Term Investments	3.0
JPMorgan SmartRetirement® Blend 2065 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	56.8%
International Equity	31.6
Fixed Income	5.3
Alternative Assets	1.9
Short-Term Investments	4.4

4	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend Funds
FUNDS COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
INVESTMENT OBJECTIVES*
The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
HOW DID THE MARKET PERFORM?
U.S. equity markets largely rallied in the final two months of 2023, rebounding from three months of declines to generate positive returns for the six month period. Investor demand for large cap stocks in the technology and communications sectors was a leading driver of equity market returns. Bond markets generally provided positive returns but underperformed equity markets.
After raising its policy benchmark interest rates by 0.25% in July 2023, the U.S. Federal Reserve (the “Fed”) declined to raise rates further at its next three meetings for the year. More importantly for investors, the central bank stated in December 2023 that it could begin to lower interest rates in the first half of 2024, if inflationary pressures continued to recede.
While the U.S. economic growth showed signs of slowing in mid-2023, third-quarter gross domestic product exceeded economists’ consensus expectations with a 4.9% increase. Growth was largely driven by resilient consumer spending and inventory building by businesses. The unemployment rate in the U.S. remained historically low at 3.8% for most of the six-month period before settling at 3.7% in December 2023. The data and the outlook for interest rates fed investor expectations that the U.S. could avoid an economic recession in 2024.
U.S. equities generally outperformed both international developed markets and emerging markets equities for the period. Overall, gains in U.S. markets were led by large capitalization stocks in the technology and communications sectors, particularly the so-called Magnificent Seven: Apple Inc., Amazon.com Inc., Alphabet Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp. and Tesla Inc. At the end of 2023, the 10 largest companies in the S&P 500 Index accounted for 31.2% of the index’s total market capitalization. Notably, only within small cap stocks did value outperform growth for the period.
Investor expectations that the Fed and private sector banks could begin to lower their interest rates sparked a broad rally in U.S. fixed income markets in the final two months of 2023. Overall, lower quality bonds, high yield bonds (also known a junk bonds) and emerging markets debt outperformed U.S. Treasury bonds and higher quality U.S. corporate debt.
WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?
The Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund outperformed the S&P Target Date Retirement Income Index and the JPMorgan SmartRetirement Blend 2025 outperformed the S&P Target Date 2025 Index for the six months ended December 31, 2023. The Class R6 shares of the remaining eight JPMorgan SmartRetirement Blend Funds underperformed their respective S&P Target Date Indexes for the period.
In terms of manager selection, the Funds’ investments in emerging markets equity and U.S. core fixed income were leading detractors from performance relative to the Funds’ respective Benchmarks. Specifically, the JPMorgan Emerging Markets Research Enhanced Equity Fund detracted from relative performance. The Funds’ investments in inflation managed bonds and emerging markets debt were leading contributors to performance relative to the Funds’ respective Benchmarks. Specifically, the JPMorgan Inflation Managed Bond ETF was a leading contributor to relative performance.
From a strategic perspective, the Funds’ underweight positions in real estate investment trusts and their overweigh positions in emerging markets equity were leading detractors from relative performance, while the Funds’ overall allocations to equities and their underweight allocations to fixed income contributed to relative performance, particularly for Funds of longer target dates. The Funds’ broader diversification within fixed income relative to the S&P Target Date Indexes, also contributed to relative performance.
From an active asset allocation perspective, the Funds’ the Funds’ underweighted positions within equity were leading detractors from relative performance as global equity markets delivered positive returns.
Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Active asset allocation generally involves a more active approach and seeks to take advantage of short-to-intermediate term investment opportunities.
HOW WERE THE FUNDS POSITIONED?
The Funds invested in underlying J.P. Morgan Funds (the “underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	5

JPMorgan SmartRetirement® Blend Funds
FUNDS COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)

*
The adviser seeks to achieve the Fund's objectives. There can be no guarantee they will be achieved.
The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement active asset allocations.

6	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	4.82%	11.56%	4.85%	3.91%
CLASS R2 SHARES	July 2, 2012	4.53	10.99	4.32	3.42
CLASS R3 SHARES	May 31, 2017	4.71	11.25	4.58	3.69
CLASS R4 SHARES	May 31, 2017	4.76	11.51	4.85	3.95
CLASS R5 SHARES	July 2, 2012	4.85	11.67	5.00	4.08
CLASS R6 SHARES	July 2, 2012	4.91	11.79	5.11	4.17

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend Income Fund, the S&P Target Date Retirement Income Index and JPM SmartRetirement Blend Income Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to
June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement Blend Income Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement® Blend Income Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 1, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights,

7

JPMorgan SmartRetirement® Blend Income Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date Retirement Income Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement® Blend Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement® Blend Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement® Blend Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement® Blend Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

8

JPMorgan SmartRetirement® Blend 2020 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	4.93%	11.80%	5.26%	4.53%
CLASS R2 SHARES	July 2, 2012	4.65	11.20	4.74	4.04
CLASS R3 SHARES	May 31, 2017	4.78	11.40	4.99	4.31
CLASS R4 SHARES	May 31, 2017	4.90	11.72	5.26	4.57
CLASS R5 SHARES	July 2, 2012	4.98	11.86	5.41	4.70
CLASS R6 SHARES	July 2, 2012	5.01	12.01	5.51	4.79

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2020 Fund, the S&P Target Date 2020 Index and JPM SmartRetirement Blend 2020 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement Blend 2020 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement® Blend 2020 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 1, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2020 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a

9

JPMorgan SmartRetirement® Blend 2020 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement® Blend Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement® Blend Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement® Blend Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement® Blend Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

10

JPMorgan SmartRetirement® Blend 2025 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	5.14%	13.05%	6.39%	5.24%
CLASS R2 SHARES	July 2, 2012	4.86	12.54	5.87	4.74
CLASS R3 SHARES	May 31, 2017	5.01	12.84	6.13	5.02
CLASS R4 SHARES	May 31, 2017	5.14	13.14	6.40	5.29
CLASS R5 SHARES	July 2, 2012	5.19	13.24	6.55	5.41
CLASS R6 SHARES	July 2, 2012	5.26	13.37	6.66	5.51

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2025 Fund, the S&P Target Date 2025 Index and JPM SmartRetirement Blend 2025 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement Blend 2025 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement® Blend 2025 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 1, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2025 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a

11

JPMorgan SmartRetirement® Blend 2025 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement® Blend Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement® Blend Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement® Blend Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement® Blend Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

12

JPMorgan SmartRetirement® Blend 2030 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	5.59%	15.01%	7.51%	5.93%
CLASS R2 SHARES	July 2, 2012	5.32	14.45	6.97	5.43
CLASS R3 SHARES	May 31, 2017	5.45	14.70	7.24	5.70
CLASS R4 SHARES	May 31, 2017	5.60	15.05	7.50	5.97
CLASS R5 SHARES	July 2, 2012	5.66	15.16	7.67	6.10
CLASS R6 SHARES	July 2, 2012	5.74	15.29	7.78	6.20

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2030 Fund, the S&P Target Date 2030 Index and JPM SmartRetirement Blend 2030 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement Blend 2030 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement® Blend 2030 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 1, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2030 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a

13

JPMorgan SmartRetirement® Blend 2030 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow
Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement® Blend Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement® Blend Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement® Blend Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement® Blend Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

14

JPMorgan SmartRetirement® Blend 2035 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	5.97%	16.78%	8.64%	6.56%
CLASS R2 SHARES	July 2, 2012	5.69	16.17	8.09	6.05
CLASS R3 SHARES	May 31, 2017	5.81	16.47	8.37	6.34
CLASS R4 SHARES	May 31, 2017	5.96	16.76	8.64	6.61
CLASS R5 SHARES	July 2, 2012	6.05	16.94	8.80	6.74
CLASS R6 SHARES	July 2, 2012	6.10	17.05	8.90	6.83

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2035 Fund, the S&P Target Date 2035 Index and JPM SmartRetirement Blend 2035 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement Blend 2035 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement® Blend 2035 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 1, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2035 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a

15

JPMorgan SmartRetirement® Blend 2035 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow
Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement® Blend Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement® Blend Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement® Blend Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement® Blend Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

16

JPMorgan SmartRetirement® Blend 2040 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	6.28%	18.16%	9.46%	7.05%
CLASS R2 SHARES	July 2, 2012	6.00	17.54	8.91	6.54
CLASS R3 SHARES	May 31, 2017	6.14	17.83	9.19	6.83
CLASS R4 SHARES	May 31, 2017	6.24	18.10	9.47	7.09
CLASS R5 SHARES	July 2, 2012	6.34	18.29	9.63	7.22
CLASS R6 SHARES	July 2, 2012	6.38	18.43	9.74	7.32

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2040 Fund, the S&P Target Date 2040 Index and JPM SmartRetirement Blend 2040 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement Blend 2040 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement® Blend 2040 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 1, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2040 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a

17

JPMorgan SmartRetirement® Blend 2040 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement® Blend Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement® Blend Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement® Blend Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement® Blend Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

18

JPMorgan SmartRetirement® Blend 2045 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	6.47%	19.20%	10.06%	7.32%
CLASS R2 SHARES	July 2, 2012	6.20	18.61	9.50	6.81
CLASS R3 SHARES	May 31, 2017	6.35	18.93	9.78	7.10
CLASS R4 SHARES	May 31, 2017	6.48	19.20	10.06	7.37
CLASS R5 SHARES	July 2, 2012	6.57	19.41	10.23	7.50
CLASS R6 SHARES	July 2, 2012	6.60	19.52	10.33	7.59

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2045 Fund, the S&P Target Date 2045 Index and JPM SmartRetirement Blend 2045 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement Blend 2045 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement® Blend 2045 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 1, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2045 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a

19

JPMorgan SmartRetirement® Blend 2045 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow
Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement® Blend Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement® Blend Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement® Blend Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement® Blend Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

20

JPMorgan SmartRetirement® Blend 2050 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	6.49%	19.45%	10.15%	7.37%
CLASS R2 SHARES	July 2, 2012	6.20	18.85	9.60	6.86
CLASS R3 SHARES	May 31, 2017	6.32	19.13	9.87	7.15
CLASS R4 SHARES	May 31, 2017	6.47	19.41	10.14	7.41
CLASS R5 SHARES	July 2, 2012	6.59	19.63	10.32	7.55
CLASS R6 SHARES	July 2, 2012	6.64	19.77	10.42	7.64

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2050 Fund, the S&P Target Date 2050 Index and JPM SmartRetirement Blend 2050 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement Blend 2050 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement® Blend 2050 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 1, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2050 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a

21

JPMorgan SmartRetirement® Blend 2050 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement® Blend Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement® Blend Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement® Blend Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement® Blend Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

22

JPMorgan SmartRetirement® Blend 2055 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	6.49%	19.45%	10.14%	7.38%
CLASS R2 SHARES	July 2, 2012	6.23	18.84	9.59	6.88
CLASS R3 SHARES	May 31, 2017	6.37	19.15	9.86	7.15
CLASS R4 SHARES	May 31, 2017	6.51	19.48	10.15	7.43
CLASS R5 SHARES	July 2, 2012	6.57	19.60	10.30	7.56
CLASS R6 SHARES	July 2, 2012	6.62	19.74	10.42	7.65

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/13 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2055 Fund, the S&P Target Date 2055 Index and JPM SmartRetirement Blend 2055 Composite Benchmark from December 31, 2013 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement Blend 2055 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement® Blend 2055 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 1, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2055 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a

23

JPMorgan SmartRetirement® Blend 2055 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow
Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement® Blend Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement® Blend Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement® Blend Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement® Blend Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

24

JPMorgan SmartRetirement® Blend 2060 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	August 31, 2016	6.46%	19.37%	10.15%	8.46%
CLASS R2 SHARES	August 31, 2016	6.27	18.84	9.60	7.93
CLASS R3 SHARES	May 31, 2017	6.34	19.07	9.87	8.18
CLASS R4 SHARES	May 31, 2017	6.53	19.44	10.15	8.46
CLASS R5 SHARES	August 31, 2016	6.61	19.60	10.31	8.63
CLASS R6 SHARES	August 31, 2016	6.65	19.69	10.42	8.73

*	Not annualized.
LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on August 31, 2016.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2060 Fund, the S&P Target Date 2060 Index and JPM SmartRetirement Blend 2060 Composite Benchmark from August 31, 2016 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060 Index was discontinued. As a result, performance for the S&P Target Date 2060 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement Blend 2060 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement® Blend 2060 and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing February 1, 2020 to August 31, 2021, the IA SBBI US 30 Day TBill TR USD Index represented the Money Market/Cash and Cash Equivalents component of the benchmark. For performance commencing February 1, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. For periods prior to February 1, 2020, the composite benchmark was a weighted average of the benchmarks associated with the underlying funds in which the Fund invested in. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

25

JPMorgan SmartRetirement® Blend 2060 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
The S&P Target Date 2060 Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow
Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement® Blend Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement® Blend Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement® Blend Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement® Blend Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

26

JPMorgan SmartRetirement® Blend 2065 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS I SHARES	November 1, 2022	6.28%	18.79%	19.03%
CLASS R2 SHARES	November 1, 2022	5.98	18.18	18.42
CLASS R3 SHARES	November 1, 2022	6.16	18.52	18.75
CLASS R4 SHARES	November 1, 2022	6.28	18.79	19.03
CLASS R5 SHARES	November 1, 2022	6.38	18.97	19.21
CLASS R6 SHARES	November 1, 2022	6.47	19.13	19.36

*	Not annualized.
LIFE OF FUND PERFORMANCE (11/1/22 TO 12/31/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The Fund commenced operations on November 1, 2022.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2065 Fund, the S&P Target Date 2065+ Index and JPM SmartRetirement Blend 2065 Composite Benchmark from November 1, 2022 to December 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2065+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2065+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2065+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2065+ Index was discontinued. As a result, performance for the S&P Target Date 2065+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The JPM SmartRetirement Blend 2065 Composite Benchmark is a customized benchmark of the following unmanaged market indexes: S&P 500 Index, S&P 400 Index, Russell 2000 Index, MSCI US REIT Index, MSCI EAFE Index (net total return), MSCI Emerging Markets Index (net total return), Bloomberg
U.S. Aggregate Index, Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index, Bloomberg U.S. High Yield - 2% Issuer Cap Index, EMBI Global Diversified Index and FTSE 3-Month Treasury Bill Index. Each index is weighted to reflect the strategic asset class allocation of the JPM SmartRetirement Blend 2060 Fund and are adjusted over time to correspond to changes in the Fund's strategic asset class allocations. For performance commencing November 01, 2020 to January 31, 2023, the Russell Midcap Index represented the U.S. Mid Cap Equity component of the benchmark. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The S&P Target Date 2065+ Index, S&P 500 Index, S&P 400 Index (“Indexes”) are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the adviser. Copyright © 2023. S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow
Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones

27

JPMorgan SmartRetirement® Blend 2065 Fund
FUND COMMENTARY
SIX MONTHS ENDED December 31, 2023 (Unaudited)
Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in the adviser's presentation thereof.
Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast, or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)
Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall have any liability or responsibility for injury or damages arising in connection therewith. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan's prior written approval. Copyright [2016], J.P. Morgan Chase & Co. All rights reserved.
The JPMorgan SmartRetirement® Blend Funds have been developed solely by JPMIM. The JPMorgan SmartRetirement® Blend Funds are not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited ("FTSE") or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. "FTSE®" is a trade mark of the LSE Group and is used by FTSE International Limited ("FTSE") under licence. "NAREIT®" is a trade mark of the Nareit. The Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the JPMorgan SmartRetirement® Blend Funds. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the JPMorgan SmartRetirement® Blend Funds or the suitability of the Index for the purpose to which it is being put by JPMIM.

28

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 38.8%
Fixed Income — 17.6%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	9,194	66,745
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	58	359
JPMorgan High Yield Fund Class R6 Shares (a)	7,332	47,145
Total Fixed Income		114,249
International Equity — 1.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	683	10,589
U.S. Equity — 19.6%
JPMorgan Equity Index Fund Class R6 Shares (a)	1,775	126,945
Total Investment Companies (Cost $211,867)		251,783
Exchange-Traded Funds — 32.1%
Alternative Assets — 0.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	58	5,189
Fixed Income — 13.3%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	1,338	62,274
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	9	384
JPMorgan Inflation Managed Bond ETF (a)	506	23,545
Total Fixed Income		86,203
International Equity — 12.9%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	213	10,535
JPMorgan BetaBuilders International Equity ETF (a)	1,279	72,825
Total International Equity		83,360
U.S. Equity — 5.1%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	212	18,006
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	249	15,292
Total U.S. Equity		33,298
Total Exchange-Traded Funds (Cost $191,724)		208,050
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 6.0%
U.S. Treasury Bonds
1.13%, 5/15/2040	1,529	985
1.13%, 8/15/2040	2,434	1,554
1.75%, 8/15/2041	535	372
2.38%, 2/15/2042	1,140	875
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

3.25%, 5/15/2042	845	741
3.38%, 8/15/2042	1,600	1,427
3.88%, 2/15/2043	2,050	1,955
3.88%, 5/15/2043	110	105
1.38%, 8/15/2050	3,100	1,727
1.63%, 11/15/2050	1,505	897
1.88%, 2/15/2051	342	217
2.25%, 2/15/2052	1,114	772
3.63%, 2/15/2053	1,310	1,210
U.S. Treasury Notes
4.13%, 1/31/2025 (b)	1,408	1,399
4.00%, 12/15/2025 (b)	400	398
4.63%, 3/15/2026	1,800	1,816
1.88%, 2/28/2027	805	755
3.13%, 8/31/2027	2,445	2,376
3.88%, 12/31/2027	405	404
0.75%, 1/31/2028	685	604
3.63%, 3/31/2028	6,705	6,632
1.88%, 2/28/2029	1,724	1,563
2.88%, 4/30/2029	2,752	2,618
3.13%, 8/31/2029	2,165	2,079
3.63%, 3/31/2030	1,195	1,176
3.50%, 2/15/2033	2,145	2,080
3.88%, 8/15/2033	590	589
U.S. Treasury STRIPS Bonds
1.04%, 8/15/2026 (c)	1,015	912
1.18%, 5/15/2027 (c)	1,035	905
Total U.S. Treasury Obligations (Cost $42,173)		39,143
Mortgage-Backed Securities — 6.0%
FHLMC Gold Pools, Other
Pool # WA4424, 4.40%, 12/1/2027	580	578
Pool # WN1157, 1.80%, 11/1/2028	495	438
Pool # WA1626, 3.45%, 8/1/2032	392	364
Pool # WN3225, 3.80%, 10/1/2034	250	235
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	208	196
Pool # QB4026, 2.50%, 10/1/2050	524	454
Pool # QB4045, 2.50%, 10/1/2050	356	306
Pool # QB4484, 2.50%, 10/1/2050	209	181
Pool # QB4542, 2.50%, 10/1/2050	215	186
Pool # RA4224, 3.00%, 11/1/2050	106	94
Pool # QB8503, 2.50%, 2/1/2051	324	277
Pool # QC4789, 3.00%, 7/1/2051	221	196
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	29

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # QD5778, 3.00%, 1/1/2052	250	221
Pool # QE1637, 4.00%, 5/1/2052	106	102
Pool # QE1832, 4.50%, 5/1/2052	117	116
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	251	254
Pool # FM3118, 3.00%, 5/1/2050	168	151
Pool # CA6635, 2.50%, 8/1/2050	186	161
Pool # BQ2894, 3.00%, 9/1/2050	315	283
Pool # BQ3996, 2.50%, 10/1/2050	208	179
Pool # BQ5243, 3.50%, 10/1/2050	117	109
Pool # CA7398, 3.50%, 10/1/2050	300	280
Pool # CA8637, 4.00%, 1/1/2051	673	646
Pool # BU3079, 3.00%, 1/1/2052	164	146
Pool # BV0273, 3.00%, 1/1/2052	188	166
Pool # BV4831, 3.00%, 2/1/2052	154	136
Pool # BV0295, 3.50%, 2/1/2052	380	355
Pool # BV6743, 4.50%, 5/1/2052	136	133
Pool # BV9515, 6.00%, 6/1/2052	138	141
Pool # BY4714, 5.00%, 6/1/2053	371	368
FNMA, Other
Pool # BS7576, 4.86%, 12/1/2027	220	223
Pool # AM3010, 5.07%, 3/1/2028	202	206
Pool # BL8639, 1.09%, 4/1/2028	236	206
Pool # BS6144, 3.97%, 1/1/2029	490	481
Pool # AM5319, 4.34%, 1/1/2029	184	183
Pool # BS8149, 4.97%, 9/1/2029	300	308
Pool # BS0448, 1.27%, 12/1/2029	438	366
Pool # BL9748, 1.60%, 12/1/2029	138	118
Pool # AN7593, 2.99%, 12/1/2029	126	116
Pool # BL9252, 1.37%, 3/1/2030	146	123
Pool # AN8285, 3.11%, 3/1/2030	131	122
Pool # BS0154, 1.28%, 4/1/2030	95	79
Pool # AM8544, 3.08%, 4/1/2030	58	54
Pool # BL9251, 1.45%, 10/1/2030	353	295
Pool # BL4885, 2.55%, 10/1/2030	160	143
Pool # AM4789, 4.18%, 11/1/2030	83	81
Pool # BL9891, 1.37%, 12/1/2030	243	201
Pool # BS0025, 1.38%, 12/1/2030	552	461
Pool # BL9494, 1.46%, 12/1/2030	95	78
Pool # BS7290, 5.64%, 2/1/2031	497	527
Pool # BS6203, 4.26%, 4/1/2031	198	193
Pool # BS8442, 4.74%, 4/1/2031	647	657
Pool # BS2915, 1.87%, 5/1/2031	80	67
Pool # BS6802, 4.93%, 6/1/2031	539	550
Pool # BS8688, 4.68%, 8/1/2031	296	299
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BS8686, 4.68%, 11/1/2031	290	293
Pool # BS4563, 2.01%, 1/1/2032	95	80
Pool # BS5580, 3.68%, 1/1/2032	370	349
Pool # BM7037, 1.75%, 3/1/2032 (d)	450	364
Pool # BS4654, 2.39%, 3/1/2032	339	292
Pool # BL5680, 2.44%, 3/1/2032	425	366
Pool # AN5952, 3.01%, 7/1/2032	131	119
Pool # AN5472, 3.09%, 7/1/2032	582	529
Pool # AN6149, 3.14%, 7/1/2032	595	537
Pool # BS5530, 3.30%, 7/1/2032	564	516
Pool # BS6095, 4.14%, 7/1/2032	180	176
Pool # BS6345, 3.91%, 8/1/2032	165	158
Pool # BM3226, 3.44%, 10/1/2032 (d)	583	546
Pool # BS6822, 3.81%, 10/1/2032	320	304
Pool # BS8528, 4.31%, 10/1/2032	670	660
Pool # BS6872, 4.41%, 10/1/2032	105	104
Pool # BS6926, 4.51%, 10/1/2032	145	145
Pool # BS6928, 4.55%, 10/1/2032	115	116
Pool # BS6915, 4.60%, 10/1/2032	343	346
Pool # BS6954, 4.93%, 10/1/2032	257	264
Pool # BS6819, 4.12%, 11/1/2032	375	365
Pool # BS6985, 4.92%, 11/1/2032	600	617
Pool # BS7090, 4.45%, 12/1/2032	615	613
Pool # BS7113, 4.90%, 12/1/2032	114	117
Pool # AN7923, 3.33%, 1/1/2033	250	228
Pool # BS8428, 4.41%, 1/1/2033	600	595
Pool # BS7398, 4.74%, 2/1/2033	285	289
Pool # BS5357, 3.41%, 3/1/2033	275	252
Pool # AN9067, 3.51%, 5/1/2033	140	130
Pool # BS8416, 4.56%, 5/1/2033	210	211
Pool # AN9752, 3.65%, 7/1/2033	615	576
Pool # BS5511, 3.45%, 8/1/2033	364	334
Pool # AN9753, 3.65%, 8/1/2033	450	421
Pool # BS5127, 3.15%, 9/1/2033	215	192
Pool # BS4197, 2.14%, 12/1/2033	250	207
Pool # BL1012, 4.03%, 12/1/2033	130	126
Pool # BL0900, 4.08%, 2/1/2034	100	97
Pool # BZ0430, 4.32%, 2/1/2034 (e)	220	217
Pool # AN0375, 3.76%, 12/1/2035	222	207
Pool # AN4430, 3.61%, 1/1/2037	203	191
Pool # BF0189, 3.00%, 6/1/2057	217	191
Pool # BF0230, 5.50%, 1/1/2058	524	542
Pool # BF0497, 3.00%, 7/1/2060	251	215
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 1/25/2054 (e)	165	140
SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	303	282
Pool # BR3929, 3.50%, 10/20/2050	195	181
Pool # BW1726, 3.50%, 10/20/2050	254	236
Pool # BS8546, 2.50%, 12/20/2050	614	526
Pool # BR3928, 3.00%, 12/20/2050	319	293
Pool # BU7538, 3.00%, 12/20/2050	212	195
Pool # 785294, 3.50%, 1/20/2051	599	550
Pool # CA8452, 3.00%, 2/20/2051	845	777
Pool # CB1543, 3.00%, 2/20/2051	582	527
Pool # CA3588, 3.50%, 2/20/2051	588	547
Pool # CB1536, 3.50%, 2/20/2051	630	589
Pool # CB1542, 3.00%, 3/20/2051	373	338
Pool # CC0070, 3.00%, 3/20/2051	91	84
Pool # CC8726, 3.00%, 3/20/2051	115	105
Pool # CC8738, 3.00%, 3/20/2051	158	144
Pool # CC8723, 3.50%, 3/20/2051	757	704
Pool # CC0088, 4.00%, 3/20/2051	30	29
Pool # CC0092, 4.00%, 3/20/2051	72	70
Pool # CC8727, 3.00%, 4/20/2051	196	178
Pool # CC8739, 3.00%, 4/20/2051	529	481
Pool # CC8740, 3.00%, 4/20/2051	442	401
Pool # CC8751, 3.00%, 4/20/2051	101	92
Pool # CA3563, 3.50%, 7/20/2051	356	336
Pool # CE2586, 3.50%, 7/20/2051	525	489
Pool # CK1527, 3.50%, 12/20/2051	359	336
Pool # CJ8184, 3.50%, 1/20/2052	382	356
Pool # CK2660, 3.00%, 2/20/2052	223	202
Pool # CK2716, 3.50%, 2/20/2052	295	271
Pool # CI8525, 5.00%, 2/20/2052	394	392
Pool # CK8295, 5.00%, 3/20/2052	185	184
Pool # CN3127, 5.00%, 8/20/2052	182	181
Pool # CO4960, 5.00%, 8/20/2052	280	278
Pool # CU6748, 6.00%, 9/20/2053	384	390
GNMA II, Other
Pool # CV6672, 5.00%, 7/20/2062	233	228
Pool # CU1093, 5.50%, 6/20/2063	349	348
Pool # CV1712, 5.50%, 6/20/2063	175	174
Pool # CU1092, 6.00%, 6/20/2063	343	346
Pool # 785183, 2.93%, 10/20/2070 (d)	345	305
Total Mortgage-Backed Securities (Cost $42,501)		39,071
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 5.9%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.75%, 2/1/2026	21	20
2.20%, 2/4/2026	15	14
2.70%, 2/1/2027	765	722
L3Harris Technologies, Inc. 5.40%, 7/31/2033	78	81
Northrop Grumman Corp.
5.15%, 5/1/2040	95	96
3.85%, 4/15/2045	80	67
RTX Corp.
2.25%, 7/1/2030	143	124
5.15%, 2/27/2033	51	52
3.75%, 11/1/2046	130	103
		1,279
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	150	159
Hyundai Capital America
1.30%, 1/8/2026 (f)	40	37
5.65%, 6/26/2026 (f)	340	342
		538
Banks — 1.6%
ABN AMRO Bank NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 6.58%, 10/13/2026 (f) (g)	200	203
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 6.34%, 9/18/2027 (f) (g)	200	204
ANZ New Zealand Int'l Ltd. (New Zealand) 5.36%, 8/14/2028 (f)	200	204
Banco Santander SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (g)	200	181
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (g)	199	185
(SOFR + 1.29%), 5.08%, 1/20/2027 (g)	77	77
(SOFR + 1.05%), 2.55%, 2/4/2028 (g)	80	74
(SOFR + 1.58%), 4.38%, 4/27/2028 (g)	105	103
(SOFR + 1.63%), 5.20%, 4/25/2029 (g)	160	161
(SOFR + 1.57%), 5.82%, 9/15/2029 (g)	170	176
(SOFR + 1.33%), 2.97%, 2/4/2033 (g)	500	425
(SOFR + 1.91%), 5.29%, 4/25/2034 (g)	180	180
(SOFR + 1.84%), 5.87%, 9/15/2034 (g)	110	115
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	31

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Bank of Ireland Group plc (Ireland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (f) (g)	200	202
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (f) (g)	200	182
Bank of Montreal (Canada)
5.30%, 6/5/2026	90	91
5.72%, 9/25/2028	110	114
Bank of Nova Scotia (The) (Canada) 4.85%, 2/1/2030	90	90
Banque Federative du Credit Mutuel SA (France) 5.90%, 7/13/2026 (f)	200	204
Barclays plc (United Kingdom)
4.34%, 1/10/2028	200	194
(SOFR + 2.98%), 6.22%, 5/9/2034 (g)	200	207
BPCE SA (France)
(SOFR + 1.52%), 1.65%, 10/6/2026 (f) (g)	300	279
(SOFR + 1.73%), 3.12%, 10/19/2032 (f) (g)	250	204
Citigroup, Inc.
(3-MONTH CME TERM SOFR + 1.65%), 3.67%, 7/24/2028 (g)	125	119
(SOFR + 1.35%), 3.06%, 1/25/2033 (g)	410	350
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (f) (h)	250	181
Credit Agricole SA (France)
4.38%, 3/17/2025 (f)	200	197
(SOFR + 0.89%), 1.25%, 1/26/2027 (f) (g)	250	230
Federation des Caisses Desjardins du Quebec (Canada) 5.70%, 3/14/2028 (f)	200	206
HSBC Holdings plc (United Kingdom) (SOFR + 1.73%), 2.01%, 9/22/2028 (g)	745	663
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (f)	200	196
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (g)	200	183
Mitsubishi UFJ Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (g)	270	247
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (g)	235	242
NatWest Group plc (United Kingdom) (3-MONTH SOFR + 1.75%), 4.89%, 5/18/2029 (g)	200	196
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (g)	85	83
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (g)	200	187
(SOFR + 2.75%), 6.83%, 11/21/2026 (g)	400	407
(SOFR + 0.99%), 1.67%, 6/14/2027 (g)	200	182
Societe Generale SA (France)
4.25%, 4/14/2025 (f)	400	391
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (f) (g)	245	202
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.52%, 1/13/2028	200	205
5.71%, 1/13/2030	200	208
Toronto-Dominion Bank (The) (Canada)
5.53%, 7/17/2026	155	158
5.52%, 7/17/2028	55	57
Truist Financial Corp.
(SOFR + 2.05%), 6.05%, 6/8/2027 (g)	65	66
(SOFR + 2.45%), 7.16%, 10/30/2029 (g)	85	92
(SOFR + 1.85%), 5.12%, 1/26/2034 (g)	45	44
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (f) (g)	200	183
Wells Fargo & Co.
4.30%, 7/22/2027	580	568
(SOFR + 1.74%), 5.57%, 7/25/2029 (g)	110	112
(SOFR + 1.99%), 5.56%, 7/25/2034 (g)	35	36
(SOFR + 2.13%), 4.61%, 4/25/2053 (g)	110	99
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040 (h)	15	10
3.13%, 11/18/2041 (h)	80	56
		10,411
Beverages — 0.0% ^
Constellation Brands, Inc. 4.50%, 5/9/2047	95	85
Biotechnology — 0.1%
AbbVie, Inc.
4.05%, 11/21/2039	200	181
4.25%, 11/21/2049	75	67
Amgen, Inc.
5.25%, 3/2/2033	85	87
SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Biotechnology — continued
3.00%, 1/15/2052	200	140
Gilead Sciences, Inc. 2.60%, 10/1/2040	108	79
		554
Broadline Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	190	166
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	87	72
Capital Markets — 0.6%
Bank of New York Mellon Corp. (The)
(SOFR + 1.60%), 6.32%, 10/25/2029 (g)	85	90
(SOFR + 1.85%), 6.47%, 10/25/2034 (g)	70	78
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	113	83
Credit Suisse AG (Switzerland) 1.25%, 8/7/2026	250	227
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (g)	450	422
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	688	675
(SOFR + 1.11%), 2.64%, 2/24/2028 (g)	440	408
(SOFR + 1.77%), 6.48%, 10/24/2029 (g)	100	106
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (f) (g)	185	170
(SOFR + 1.53%), 2.87%, 1/14/2033 (f) (g)	100	82
Morgan Stanley
(SOFR + 1.73%), 5.12%, 2/1/2029 (g)	180	181
(SOFR + 1.59%), 5.16%, 4/20/2029 (g)	135	136
(SOFR + 1.63%), 5.45%, 7/20/2029 (g)	25	25
(SOFR + 1.20%), 2.51%, 10/20/2032 (g)	380	315
Nasdaq, Inc. 5.55%, 2/15/2034	35	36
Nomura Holdings, Inc. (Japan) 6.07%, 7/12/2028	200	206
UBS Group AG (Switzerland) 4.28%, 1/9/2028 (f)	500	484
		3,724
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	84	86
LYB International Finance III LLC 1.25%, 10/1/2025	52	49
		135
Commercial Services & Supplies — 0.0% ^
Element Fleet Management Corp. (Canada) 6.32%, 12/4/2028 (f)	70	72
Republic Services, Inc. 5.00%, 4/1/2034	30	31
		103
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — 0.3%
AerCap Ireland Capital DAC (Ireland)
6.50%, 7/15/2025	150	152
2.45%, 10/29/2026	450	417
6.10%, 1/15/2027	150	153
3.00%, 10/29/2028	150	137
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (f)	78	75
5.50%, 1/15/2026 (f)	290	288
2.13%, 2/21/2026 (f)	60	56
4.25%, 4/15/2026 (f)	10	10
2.53%, 11/18/2027 (f)	383	339
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (g)	85	68
General Motors Financial Co., Inc. 3.80%, 4/7/2025	100	98
		1,793
Consumer Staples Distribution & Retail — 0.0% ^
7-Eleven, Inc.
1.80%, 2/10/2031 (f)	100	81
2.50%, 2/10/2041 (f)	50	35
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (f)	115	87
3.63%, 5/13/2051 (f)	125	92
		295
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (f)	99	90
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	40	34
Diversified REITs — 0.0% ^
Safehold GL Holdings LLC 2.85%, 1/15/2032	146	118
WP Carey, Inc. 2.40%, 2/1/2031	71	60
		178
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
5.40%, 2/15/2034	50	52
3.50%, 6/1/2041	227	180
3.55%, 9/15/2055	152	109
Sprint Capital Corp. 6.88%, 11/15/2028	40	43
Verizon Communications, Inc.
5.05%, 5/9/2033	145	148
2.65%, 11/20/2040	79	57
		589
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	33

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — 0.7%
Baltimore Gas and Electric Co. 5.40%, 6/1/2053	110	114
Consumers 2023 Securitization Funding LLC Series A2, 5.21%, 9/1/2030	292	299
Duke Energy Corp. 6.10%, 9/15/2053	90	97
Duke Energy Florida LLC 5.95%, 11/15/2052	82	90
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	43	31
Edison International 5.75%, 6/15/2027	70	71
Emera US Finance LP (Canada) 4.75%, 6/15/2046	92	76
Entergy Arkansas LLC 2.65%, 6/15/2051	36	23
Entergy Louisiana LLC
4.00%, 3/15/2033	67	62
2.90%, 3/15/2051	20	13
Entergy Mississippi LLC 5.00%, 9/1/2033	130	131
Evergy Metro, Inc. 4.95%, 4/15/2033	114	114
Evergy Missouri West, Inc. 5.15%, 12/15/2027 (f)	95	96
Evergy, Inc. 2.90%, 9/15/2029	175	158
Eversource Energy 3.38%, 3/1/2032	85	75
Fells Point Funding Trust 3.05%, 1/31/2027 (f)	345	325
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (f)	80	69
Fortis, Inc. (Canada) 3.06%, 10/4/2026	110	104
ITC Holdings Corp. 2.95%, 5/14/2030 (f)	53	47
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (f)	78	76
Massachusetts Electric Co. 4.00%, 8/15/2046 (f)	34	26
MidAmerican Energy Co. 5.85%, 9/15/2054	50	55
Monongahela Power Co. 5.85%, 2/15/2034 (f)	40	42
Nevada Power Co. 6.00%, 3/15/2054	40	44
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (f)	111	71
NextEra Energy Capital Holdings, Inc. 5.75%, 9/1/2025	160	162
Northern States Power Co. 5.10%, 5/15/2053	130	131
NRG Energy, Inc.
2.00%, 12/2/2025 (f)	40	37
2.45%, 12/2/2027 (f)	165	149
Ohio Power Co. 5.00%, 6/1/2033	95	96
Pacific Gas and Electric Co.
3.45%, 7/1/2025	75	73
2.95%, 3/1/2026	137	130
6.40%, 6/15/2033	90	95
3.75%, 8/15/2042 (i)	41	30
4.30%, 3/15/2045	25	20
6.75%, 1/15/2053	45	49
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	85	88
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	50	47
Series A-5, 5.10%, 6/1/2052	45	45
Public Service Co. of Oklahoma 5.25%, 1/15/2033	80	81
SCE Recovery Funding LLC Series A-1, 4.70%, 6/15/2040	72	71
Sierra Pacific Power Co. 5.90%, 3/15/2054 (f)	70	74
Sigeco Securitization I LLC Series A1, 5.03%, 11/15/2036	67	67
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	77	72
5.85%, 11/1/2027	98	102
Series C, 4.13%, 3/1/2048	54	45
5.88%, 12/1/2053	53	57
Southern Co. (The) 5.70%, 3/15/2034	50	53
Union Electric Co. 3.90%, 4/1/2052	68	56
Vistra Operations Co. LLC 4.88%, 5/13/2024 (f)	141	140
		4,279
Entertainment — 0.0% ^
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	124	120
Financial Services — 0.0% ^
Corebridge Financial, Inc. 3.85%, 4/5/2029	40	38
Global Payments, Inc. 3.20%, 8/15/2029	139	126
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	86	63
		227
Food Products — 0.1%
J M Smucker Co. (The)
6.20%, 11/15/2033	40	44
6.50%, 11/15/2053	35	40
JBS USA LUX SA 6.75%, 3/15/2034 (f)	100	105
Kellanova 5.25%, 3/1/2033	65	67
Kraft Heinz Foods Co.
4.63%, 10/1/2039	85	79
4.38%, 6/1/2046	47	41
Smithfield Foods, Inc. 3.00%, 10/15/2030 (f)	179	147
		523
SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	85	57
Southern California Gas Co. 6.35%, 11/15/2052	125	143
		200
Ground Transportation — 0.1%
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	72	66
CSX Corp. 3.80%, 11/1/2046	93	77
Norfolk Southern Corp. 3.05%, 5/15/2050	90	64
Penske Truck Leasing Co. LP 6.05%, 8/1/2028 (f)	90	93
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (f)	200	183
Union Pacific Corp. 3.55%, 8/15/2039	121	104
		587
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	27	26
DH Europe Finance II SARL 3.25%, 11/15/2039	46	38
		64
Health Care Providers & Services — 0.2%
AHS Hospital Corp. 5.02%, 7/1/2045	50	49
Banner Health 1.90%, 1/1/2031	100	83
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	65	46
CommonSpirit Health
1.55%, 10/1/2025	30	28
2.78%, 10/1/2030	65	56
3.91%, 10/1/2050	25	20
HCA, Inc.
5.25%, 6/15/2026	378	380
5.50%, 6/1/2033	150	152
5.50%, 6/15/2047	60	58
3.50%, 7/15/2051	52	37
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	70	52
MultiCare Health System 2.80%, 8/15/2050	46	29
MyMichigan Health Series 2020, 3.41%, 6/1/2050	15	11
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	55	36
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	85	57
UnitedHealth Group, Inc. 5.88%, 2/15/2053	40	45
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	160	105
		1,244
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care REITs — 0.1%
Healthcare Realty Holdings LP 2.00%, 3/15/2031	166	133
Healthpeak OP LLC 2.13%, 12/1/2028	121	106
Physicians Realty LP 2.63%, 11/1/2031	45	37
Sabra Health Care LP 3.20%, 12/1/2031	80	66
		342
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	86	64
Independent Power and Renewable Electricity Producers — 0.0% ^
Constellation Energy Generation LLC 5.80%, 3/1/2033	69	72
Southern Power Co. 5.15%, 9/15/2041	115	109
		181
Insurance — 0.2%
Athene Global Funding 1.45%, 1/8/2026 (f)	205	189
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	65	54
Brown & Brown, Inc. 2.38%, 3/15/2031	168	138
Corebridge Global Funding 5.90%, 9/19/2028 (f)	70	72
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (f)	136	93
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (f)	90	89
High Street Funding Trust I 4.11%, 2/15/2028 (f)	100	94
Mutual of Omaha Cos. Global Funding 5.80%, 7/27/2026 (f)	100	102
New York Life Insurance Co. 3.75%, 5/15/2050 (f)	188	150
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (f)	75	66
Teachers Insurance & Annuity Association of America
4.27%, 5/15/2047 (f)	40	35
3.30%, 5/15/2050 (f)	169	125
		1,207
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc. 5.60%, 5/15/2053	90	98
Machinery — 0.0% ^
Otis Worldwide Corp.
5.25%, 8/16/2028	100	103
3.11%, 2/15/2040	115	92
		195
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	54	45
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	35

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
3.50%, 6/1/2041	50	35
3.50%, 3/1/2042	30	21
3.70%, 4/1/2051	174	113
Comcast Corp.
3.25%, 11/1/2039	149	121
2.80%, 1/15/2051	204	136
5.35%, 5/15/2053	230	238
Discovery Communications LLC 3.63%, 5/15/2030	74	67
		776
Metals & Mining — 0.1%
Glencore Funding LLC (Australia)
5.40%, 5/8/2028 (f)	100	102
2.50%, 9/1/2030 (f)	158	135
Steel Dynamics, Inc. 1.65%, 10/15/2027	122	109
		346
Multi-Utilities — 0.1%
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	78	53
Consolidated Edison Co. of New York, Inc. 6.15%, 11/15/2052	70	79
Consumers Energy Co. 3.25%, 8/15/2046	34	27
DTE Energy Co. 4.88%, 6/1/2028	100	101
Southern Co. Gas Capital Corp. 5.75%, 9/15/2033	50	52
		312
Office REITs — 0.0% ^
Corporate Office Properties LP 2.75%, 4/15/2031	113	91
Oil, Gas & Consumable Fuels — 0.3%
Boardwalk Pipelines LP 4.45%, 7/15/2027	85	83
BP Capital Markets America, Inc. 2.77%, 11/10/2050	77	52
Coterra Energy, Inc. 3.90%, 5/15/2027	65	63
Enbridge, Inc. (Canada) 5.70%, 3/8/2033	60	62
Energy Transfer LP
4.40%, 3/15/2027	175	171
5.00%, 5/15/2044 (i)	210	184
Enterprise Products Operating LLC 4.45%, 2/15/2043	100	91
Exxon Mobil Corp. 3.00%, 8/16/2039	265	213
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (f)	75	61
4.32%, 12/30/2039 (f)	55	40
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (f)	245	232
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
3.45%, 10/15/2027 (f)	130	121
HF Sinclair Corp. 5.88%, 4/1/2026	49	50
MPLX LP 4.50%, 4/15/2038	86	77
NGPL PipeCo LLC 3.25%, 7/15/2031 (f)	80	69
Phillips 66 Co.
3.55%, 10/1/2026	85	82
5.30%, 6/30/2033	60	62
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	175	136
		1,849
Personal Care Products — 0.1%
Haleon US Capital LLC 3.38%, 3/24/2029	250	236
Kenvue, Inc. 5.20%, 3/22/2063	80	84
		320
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	20	23
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	90	81
Merck & Co., Inc.
2.35%, 6/24/2040	133	97
5.00%, 5/17/2053	15	15
5.15%, 5/17/2063	10	11
Pfizer Investment Enterprises Pte. Ltd.
4.75%, 5/19/2033	60	60
5.30%, 5/19/2053	145	148
Takeda Pharmaceutical Co. Ltd. (Japan) 3.18%, 7/9/2050	200	143
Zoetis, Inc. 5.60%, 11/16/2032	98	105
		683
Professional Services — 0.0% ^
Verisk Analytics, Inc. 5.75%, 4/1/2033	60	64
Residential REITs — 0.0% ^
UDR, Inc.
2.10%, 8/1/2032	167	131
1.90%, 3/15/2033	40	30
		161
Retail REITs — 0.1%
Brixmor Operating Partnership LP
2.25%, 4/1/2028	70	62
2.50%, 8/16/2031	40	33
NNN REIT, Inc. 5.60%, 10/15/2033	50	52
SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Retail REITs — continued
Realty Income Corp. 1.80%, 3/15/2033	115	89
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (f)	272	264
		500
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	85	63
Broadcom, Inc.
1.95%, 2/15/2028 (f)	210	188
3.19%, 11/15/2036 (f)	87	71
Intel Corp.
5.63%, 2/10/2043	5	5
5.70%, 2/10/2053	61	66
KLA Corp. 3.30%, 3/1/2050	172	131
NXP BV (China)
5.00%, 1/15/2033	50	50
3.25%, 5/11/2041	135	103
Texas Instruments, Inc. 5.05%, 5/18/2063	75	77
		754
Software — 0.1%
Intuit, Inc. 5.50%, 9/15/2053	30	33
Oracle Corp.
3.80%, 11/15/2037	310	263
5.55%, 2/6/2053	60	60
VMware LLC
1.40%, 8/15/2026	154	141
4.70%, 5/15/2030	143	141
		638
Specialized REITs — 0.1%
American Tower Corp.
1.50%, 1/31/2028	65	57
1.88%, 10/15/2030	421	345
Crown Castle, Inc. 5.80%, 3/1/2034	50	52
Equinix, Inc. 2.90%, 11/18/2026	122	116
Extra Space Storage LP
5.90%, 1/15/2031	80	83
2.40%, 10/15/2031	110	91
		744
Specialty Retail — 0.0% ^
Home Depot, Inc. (The) 3.63%, 4/15/2052	60	49
Lowe's Cos., Inc. 3.70%, 4/15/2046	228	180
		229
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 0.0% ^
Apple, Inc.
3.45%, 2/9/2045	160	133
2.70%, 8/5/2051	120	83
		216
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	145	118
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	168	151
4.39%, 8/15/2037	110	92
3.73%, 9/25/2040	143	105
		466
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	175	169
2.88%, 1/15/2026	90	86
1.88%, 8/15/2026	245	225
		480
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052	55	48
Sprint LLC 7.63%, 3/1/2026	28	29
T-Mobile USA, Inc.
2.55%, 2/15/2031	250	215
5.05%, 7/15/2033	100	101
		393
Total Corporate Bonds (Cost $41,945)		38,399
Asset-Backed Securities — 3.1%
ACC Auto Trust Series 2021-A, Class B, 1.79%, 4/15/2027 (f)	54	54
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (f)	98	89
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 6.30%, 12/18/2037 (d) (f)	89	88
Series 2021-FL4, Class AS, 6.57%, 12/18/2037 (d) (f)	230	225
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (f) (i)	285	278
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (f)	315	282
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	244	222
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	37

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2016-3, Class AA, 3.00%, 10/15/2028	172	155
Series 2021-1, Class B, 3.95%, 7/11/2030	305	271
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (f)	250	240
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (f)	100	93
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (f)	335	311
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (f)	140	130
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (f)	120	107
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (f)	100	88
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (f)	11	11
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (f)	121	116
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (f)	183	169
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (f)	282	258
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (f)	176	167
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (f)	87	80
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	175	159
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (f)	380	331
CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (f)	57	57
Credit Acceptance Auto Loan Trust Series 2023-5A, Class B, 6.71%, 2/15/2034 (f)	210	213
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (f)	3	3
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (f)	34	30
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (f)	205	185
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	213	188
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (f)	28	26
Series 2021-1A, Class C, 2.70%, 11/21/2033 (f)	84	78
Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	61	61
DT Auto Owner Trust
Series 2022-2A, Class D, 5.46%, 3/15/2028 (f)	130	128
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2023-1A, Class C, 5.55%, 10/16/2028 (f)	245	243
Series 2023-2A, Class D, 6.62%, 2/15/2029 (f)	165	166
Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 (f)	183	168
Exeter Automobile Receivables Trust
Series 2022-5A, Class C, 6.51%, 12/15/2027	175	176
Series 2023-5A, Class C, 6.85%, 1/16/2029	170	174
FHF Trust
Series 2021-1A, Class A, 1.27%, 3/15/2027 (f)	25	24
Series 2023-1A, Class A2, 6.57%, 6/15/2028 (f)	249	248
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (f)	50	49
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (f)	420	370
Series 2022-SFR1, Class E1, 5.00%, 5/19/2039 (f)	140	130
Flagship Credit Auto Trust Series 2020-4, Class C, 1.28%, 2/16/2027 (f)	133	131
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (d) (f)	265	229
Foundation Finance Trust Series 2023-2A, Class A, 6.53%, 6/15/2049 (f)	332	338
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (f)	404	364
Series 2021-3, Class D, 3.00%, 1/17/2041 (f)	234	201
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	114	116
LAD Auto Receivables Trust Series 2023-4A, Class C, 6.76%, 3/15/2029 (f)	345	352
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (f)	99	96
Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 (f)	1	1
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (f)	17	17
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (f)	425	387
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 (f)	257	234
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (f)	135	134
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (f)	171	163
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (f)	123	115
SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (f)	325	301
Octane Receivables Trust
Series 2021-1A, Class A, 0.93%, 3/22/2027 (f)	46	45
Series 2023-3A, Class B, 6.48%, 7/20/2029 (f)	185	189
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 (f)	120	107
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (f)	126	120
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (f)	830	775
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (f)	18	18
Pagaya AI Debt Selection Trust Series 2021-HG1, Class A, 1.22%, 1/16/2029 (f)	157	153
Pagaya AI Technology in Housing Trust Series 2023-1, Class C, 3.60%, 10/25/2040 (f)	345	299
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (d) (f)	132	129
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (f) (i)	372	373
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (f) (i)	276	269
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (f)	179	166
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (f)	130	121
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (f)	300	286
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (f)	889	803
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (d) (f)	213	210
Series 2021-10, Class A1, 2.49%, 10/25/2026 (f) (i)	98	94
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (f)	390	374
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (f)	158	155
Series 2021-A, Class A, 2.30%, 12/22/2031 (f)	608	576
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (f)	195	186
Santander Drive Auto Receivables Trust Series 2023-6, Class C, 6.40%, 3/17/2031	135	139
SCF Equipment Leasing LLC Series 2023-1A, Class C, 6.77%, 8/22/2033 (f)	235	244
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Sierra Timeshare Receivables Funding LLC Series 2021-2A, Class B, 1.80%, 9/20/2038 (f)	62	58
Toyota Auto Loan Extended Note Trust Series 2023-1A, Class A, 4.93%, 6/25/2036 (f)	334	337
Tricon Residential Trust Series 2023-SFR2, Class C, 5.00%, 12/17/2028 (f)	150	143
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	63	59
Series 2019-2, Class B, 3.50%, 5/1/2028	116	105
Series 2016-2, Class A, 3.10%, 10/7/2028	76	66
Series 2018-1, Class A, 3.70%, 3/1/2030	197	173
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (f)	26	25
VCAT LLC
Series 2021-NPL1, Class A1, 5.29%, 12/26/2050 (f) (i)	60	60
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (f) (i)	113	112
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (f) (i)	123	119
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (f) (i)	534	517
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (f) (i)	454	442
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (f) (i)	286	276
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (f) (i)	185	181
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (f) (i)	404	393
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (f) (i)	352	339
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 (f)	124	118
Westlake Automobile Receivables Trust Series 2023-4A, Class C, 6.64%, 11/15/2028 (f)	270	275
World Financial Network Credit Card Master Trust Series 2023-A, Class A, 5.02%, 3/15/2030	305	305
Total Asset-Backed Securities (Cost $20,752)		19,754
Collateralized Mortgage Obligations — 0.8%
Connecticut Avenue Securities Trust Series 2023-R06, Class 1M2, 8.04%, 7/25/2043 (d) (f)	245	250
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (d) (f)	340	330
FHLMC, REMIC
Series 4065, Class QB, 3.00%, 6/15/2042	240	214
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	39

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 4672, Class QB, 3.50%, 4/15/2047	300	271
Series 4910, Class LZ, 3.00%, 9/25/2049	455	294
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	140	146
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	53	53
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	120	115
Series 2018-56, Class VN, 3.50%, 5/25/2038	235	214
Series 2018-52, Class PZ, 4.00%, 7/25/2048	180	169
Series 2022-4, Class TA, 1.00%, 4/25/2051	315	251
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	274	279
GNMA
Series 2021-73, Class ZY, 3.00%, 4/20/2051	501	297
Series 2015-H11, Class FC, 5.99%, 5/20/2065 (d)	145	144
Series 2021-H14, Class YD, 7.73%, 6/20/2071 (d)	374	347
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (f) (i)	160	157
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 3.09%, 2/25/2026 (d) (f)	6	5
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	174	161
Series 2019-2, Class M55D, 4.00%, 8/25/2058	231	216
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	413	369
Series 2023-1, Class MT, 3.00%, 10/25/2062	403	341
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (d) (f)	709	610
Total Collateralized Mortgage Obligations (Cost $5,675)		5,233
Commercial Mortgage-Backed Securities — 0.6%
BPR Trust Series 2021-KEN, Class A, 6.73%, 2/15/2029 (d) (f)	200	200
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (f)	230	214
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 7.14%, 7/25/2041 (d) (f)	317	297
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.60%, 7/25/2024 (d)	17,722	35
Series K-1511, Class A1, 3.28%, 10/25/2030	304	290
Series K754, Class AM, 4.94%, 11/25/2030 (d)	215	221
Series K-1510, Class A2, 3.72%, 1/25/2031	115	110
Series K-150, Class A2, 3.71%, 9/25/2032 (d)	270	256
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (d)	515	431
Series 2022-M2S, Class A1, 3.75%, 5/25/2032 (d)	273	265
Series 2023-M8, Class A2, 4.47%, 3/25/2033 (d)	295	296
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	29	28
Series 2021-M3, Class X1, IO, 1.92%, 11/25/2033 (d)	530	44
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (d) (f)	210	189
Series 2015-K48, Class C, 3.65%, 8/25/2048 (d) (f)	15	14
Series 2016-K56, Class B, 3.95%, 6/25/2049 (d) (f)	165	159
Series 2017-K728, Class C, 3.72%, 11/25/2050 (d) (f)	75	73
Multi-Family Connecticut Avenue Securities Trust Series 2023-01, Class M7, 9.34%, 11/25/2053 (d) (f)	280	284
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (f)	360	297
Total Commercial Mortgage-Backed Securities (Cost $3,904)		3,703
Foreign Government Securities — 0.1%
Republic of Chile 2.55%, 1/27/2032	200	172
Republic of Panama 3.16%, 1/23/2030	200	170
Republic of Peru 2.78%, 12/1/2060	49	30
United Mexican States 3.50%, 2/12/2034	228	193
Total Foreign Government Securities (Cost $697)		565
Municipal Bonds — 0.0% (j) ^
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Winter Storm URI Series 2023A-2, Rev., 5.17%, 4/1/2041 (Cost $65)	65	67
SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 5.4%
Investment Companies — 5.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (k) (Cost $35,264)	35,264	35,264
Total Investments — 98.8% (Cost $596,567)		641,032
Other Assets Less Liabilities — 1.2%		7,937
NET ASSETS — 100.0%		648,969

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of December 31, 2023.
(d)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2023.

(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2023.
(h)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
December 31, 2023 is $247 or 0.04% of the Fund’s
net assets as of December 31, 2023.

(i)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2023.

(j)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(k)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	41

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	194	03/19/2024	USD	21,870	680
U.S. Treasury 5 Year Note	31	03/28/2024	USD	3,369	35
					715
Short Contracts
MSCI EAFE E-Mini Index	(58)	03/15/2024	USD	(6,532)	(258)
MSCI Emerging Markets E-Mini Index	(191)	03/15/2024	USD	(9,872)	(479)
S&P 500 E-Mini Index	(34)	03/15/2024	USD	(8,192)	(303)
					(1,040)
					(325)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 38.9%
Fixed Income — 17.8%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	12,127	88,039
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	91	560
JPMorgan High Yield Fund Class R6 Shares (a)	9,604	61,753
Total Fixed Income		150,352
International Equity — 1.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	888	13,769
U.S. Equity — 19.5%
JPMorgan Equity Index Fund Class R6 Shares (a)	2,311	165,319
Total Investment Companies (Cost $268,523)		329,440
Exchange-Traded Funds — 30.8%
Alternative Assets — 0.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	76	6,762
Fixed Income — 12.0%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	1,502	69,903
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	9	422
JPMorgan Inflation Managed Bond ETF (a)	674	31,356
Total Fixed Income		101,681
International Equity — 12.9%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	277	13,716
JPMorgan BetaBuilders International Equity ETF (a)	1,667	94,920
Total International Equity		108,636
U.S. Equity — 5.1%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	277	23,447
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	324	19,914
Total U.S. Equity		43,361
Total Exchange-Traded Funds (Cost $237,061)		260,440
	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 6.6%
FHLMC Gold Pools, Other
Pool # WN1157, 1.80%, 11/1/2028	580	513
Pool # WA1626, 3.45%, 8/1/2032	686	636
Pool # WN3225, 3.80%, 10/1/2034	440	414
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	416	393
Pool # QB4026, 2.50%, 10/1/2050	1,290	1,117
Pool # QB4484, 2.50%, 10/1/2050	521	450
Pool # QB4542, 2.50%, 10/1/2050	531	458
Pool # RA4224, 3.00%, 11/1/2050	217	192
Pool # QB8503, 2.50%, 2/1/2051	614	524
Pool # QC4789, 3.00%, 7/1/2051	414	367
Pool # QE1637, 4.00%, 5/1/2052	190	182
Pool # QE1832, 4.50%, 5/1/2052	213	210
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	617	626
Pool # FM3118, 3.00%, 5/1/2050	336	303
Pool # BQ2894, 3.00%, 9/1/2050	781	702
Pool # BQ3996, 2.50%, 10/1/2050	512	441
Pool # BQ5243, 3.50%, 10/1/2050	292	271
Pool # CA7398, 3.50%, 10/1/2050	740	689
Pool # CA8637, 4.00%, 1/1/2051	1,346	1,292
Pool # BU3079, 3.00%, 1/1/2052	304	270
Pool # BV0273, 3.00%, 1/1/2052	354	313
Pool # BV4831, 3.00%, 2/1/2052	284	251
Pool # BV0295, 3.50%, 2/1/2052	706	660
Pool # BV6743, 4.50%, 5/1/2052	237	232
Pool # BV9515, 6.00%, 6/1/2052	256	262
Pool # BY4714, 5.00%, 6/1/2053	520	515
FNMA, Other
Pool # BS7317, 5.35%, 11/1/2027	993	1,020
Pool # BS7576, 4.86%, 12/1/2027	359	365
Pool # BS3939, 1.58%, 11/1/2028	767	679
Pool # BS6144, 3.97%, 1/1/2029	920	903
Pool # AM5319, 4.34%, 1/1/2029	368	365
Pool # BS4290, 1.95%, 10/1/2029	600	520
Pool # BS0448, 1.27%, 12/1/2029	847	708
Pool # BL9748, 1.60%, 12/1/2029	338	291
Pool # AN7593, 2.99%, 12/1/2029	251	232
Pool # BS7385, 4.83%, 12/1/2029	1,000	1,020
Pool # AN8285, 3.11%, 3/1/2030	257	240
Pool # AM8544, 3.08%, 4/1/2030	112	104
Pool # BL9251, 1.45%, 10/1/2030	667	557
Pool # AM4789, 4.18%, 11/1/2030	154	149
Pool # BL9891, 1.37%, 12/1/2030	476	394
Pool # BL9652, 1.56%, 12/1/2030	957	807
Pool # BS7290, 5.64%, 2/1/2031	993	1,055
Pool # BS6802, 4.93%, 6/1/2031	900	917
Pool # BS5580, 3.68%, 1/1/2032	660	623
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	43

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BS4654, 2.39%, 3/1/2032	580	501
Pool # AN6149, 3.14%, 7/1/2032	1,155	1,042
Pool # BS5530, 3.30%, 7/1/2032	986	903
Pool # BS6822, 3.81%, 10/1/2032	580	551
Pool # BS8528, 4.31%, 10/1/2032	925	911
Pool # BS6954, 4.93%, 10/1/2032	462	475
Pool # BS6819, 4.12%, 11/1/2032	655	638
Pool # BS7090, 4.45%, 12/1/2032	1,020	1,017
Pool # AN7923, 3.33%, 1/1/2033	505	461
Pool # BS5357, 3.41%, 3/1/2033	500	458
Pool # AN9067, 3.51%, 5/1/2033	275	255
Pool # BS5511, 3.45%, 8/1/2033	663	609
Pool # BS5127, 3.15%, 9/1/2033	400	357
Pool # BL1012, 4.03%, 12/1/2033	265	256
Pool # BL0900, 4.08%, 2/1/2034	155	150
Pool # AN4430, 3.61%, 1/1/2037	496	468
Pool # BF0230, 5.50%, 1/1/2058	1,048	1,085
Pool # BF0497, 3.00%, 7/1/2060	499	427
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 1/25/2054 (b)	230	196
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	772	719
Pool # BR3929, 3.50%, 10/20/2050	411	382
Pool # BW1726, 3.50%, 10/20/2050	494	460
Pool # BS8546, 2.50%, 12/20/2050	1,229	1,053
Pool # BR3928, 3.00%, 12/20/2050	646	594
Pool # BU7538, 3.00%, 12/20/2050	431	396
Pool # 785294, 3.50%, 1/20/2051	1,195	1,097
Pool # CA8452, 3.00%, 2/20/2051	1,695	1,557
Pool # CB1543, 3.00%, 2/20/2051	1,168	1,057
Pool # CA3588, 3.50%, 2/20/2051	1,204	1,121
Pool # CB1536, 3.50%, 2/20/2051	1,281	1,197
Pool # CB1542, 3.00%, 3/20/2051	765	693
Pool # CC0070, 3.00%, 3/20/2051	182	168
Pool # CC8726, 3.00%, 3/20/2051	222	202
Pool # CC8738, 3.00%, 3/20/2051	311	283
Pool # CC8723, 3.50%, 3/20/2051	1,531	1,425
Pool # CC0088, 4.00%, 3/20/2051	59	57
Pool # CC0092, 4.00%, 3/20/2051	145	140
Pool # CC8727, 3.00%, 4/20/2051	400	362
Pool # CC8739, 3.00%, 4/20/2051	1,054	957
Pool # CC8740, 3.00%, 4/20/2051	884	802
Pool # CC8751, 3.00%, 4/20/2051	202	183
Pool # CA3563, 3.50%, 7/20/2051	731	688
Pool # CE2586, 3.50%, 7/20/2051	1,046	974
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CK1527, 3.50%, 12/20/2051	676	632
Pool # CJ8184, 3.50%, 1/20/2052	736	685
Pool # CK2716, 3.50%, 2/20/2052	541	498
Pool # CI8525, 5.00%, 2/20/2052	541	537
Pool # CK8295, 5.00%, 3/20/2052	253	251
Pool # CN3557, 4.50%, 5/20/2052	302	299
Pool # CN3127, 5.00%, 8/20/2052	255	254
Pool # CO4960, 5.00%, 8/20/2052	393	390
Pool # CU6748, 6.00%, 9/20/2053	533	542
GNMA II, Other
Pool # CU1093, 5.50%, 6/20/2063	484	482
Pool # CU1092, 6.00%, 6/20/2063	476	481
Pool # 785183, 2.93%, 10/20/2070 (c)	610	540
Total Mortgage-Backed Securities (Cost $62,583)		56,150
Corporate Bonds — 6.2%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.70%, 2/1/2027	903	851
3.45%, 11/1/2028	155	146
L3Harris Technologies, Inc. 5.40%, 7/31/2033	108	112
Northrop Grumman Corp.
5.15%, 5/1/2040	191	193
3.85%, 4/15/2045	209	176
RTX Corp.
2.25%, 7/1/2030	322	278
5.15%, 2/27/2033	87	89
		1,845
Banks — 1.4%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 6.58%, 10/13/2026 (d) (e)	200	203
ANZ New Zealand Int'l Ltd. (New Zealand) 5.36%, 8/14/2028 (d)	200	204
Banco Santander SA (Spain)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (e)	200	181
5.59%, 8/8/2028	200	204
Bank of America Corp.
(SOFR + 1.29%), 5.08%, 1/20/2027 (e)	134	134
(SOFR + 1.58%), 4.38%, 4/27/2028 (e)	190	186
(SOFR + 1.63%), 5.20%, 4/25/2029 (e)	290	292
(SOFR + 1.57%), 5.82%, 9/15/2029 (e)	300	310
(SOFR + 1.91%), 5.29%, 4/25/2034 (e)	240	241
SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.84%), 5.87%, 9/15/2034 (e)	150	157
Bank of Ireland Group plc (Ireland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (d) (e)	400	404
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (d) (e)	200	182
Bank of Montreal (Canada) 5.72%, 9/25/2028	150	155
Bank of Nova Scotia (The) (Canada) 4.85%, 2/1/2030	155	155
Banque Federative du Credit Mutuel SA (France) 5.90%, 7/13/2026 (d)	200	204
Barclays plc (United Kingdom) 4.34%, 1/10/2028	235	228
BPCE SA (France)
(SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	795	740
(SOFR + 1.73%), 3.12%, 10/19/2032 (d) (e)	250	204
Citigroup, Inc. (3-MONTH CME TERM SOFR + 1.43%), 3.88%, 1/24/2039 (e)	328	283
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (d) (f)	250	181
Credit Agricole SA (France) (SOFR + 0.89%), 1.25%, 1/26/2027 (d) (e)	250	230
Federation des Caisses Desjardins du Quebec (Canada) 5.70%, 3/14/2028 (d)	200	206
HSBC Holdings plc (United Kingdom)
(SOFR + 1.73%), 2.01%, 9/22/2028 (e)	500	445
(SOFR + 3.35%), 7.39%, 11/3/2028 (e)	200	214
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (d)	300	295
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (e)	200	183
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (e)	255	262
NatWest Group plc (United Kingdom) (3-MONTH SOFR + 1.87%), 4.45%, 5/8/2030 (e)	315	302
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (e)	149	146
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (e)	300	280
(SOFR + 2.75%), 6.83%, 11/21/2026 (e)	256	261
(SOFR + 0.99%), 1.67%, 6/14/2027 (e)	200	182
(SOFR + 2.60%), 6.53%, 1/10/2029 (e)	300	310
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Societe Generale SA (France)
4.25%, 4/14/2025 (d)	700	684
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (d) (e)	260	239
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (d) (e)	415	342
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.52%, 1/13/2028	235	241
5.71%, 1/13/2030	235	244
Swedbank AB (Sweden) 6.14%, 9/12/2026 (d)	200	204
Toronto-Dominion Bank (The) (Canada)
5.53%, 7/17/2026	210	214
5.52%, 7/17/2028	80	82
Truist Financial Corp.
(SOFR + 2.05%), 6.05%, 6/8/2027 (e)	140	142
(SOFR + 2.45%), 7.16%, 10/30/2029 (e)	170	184
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (d) (e)	200	183
Wells Fargo & Co.
(SOFR + 1.74%), 5.57%, 7/25/2029 (e)	160	163
(SOFR + 1.79%), 6.30%, 10/23/2029 (e)	165	174
(SOFR + 1.99%), 5.56%, 7/25/2034 (e)	55	56
(SOFR + 2.06%), 6.49%, 10/23/2034 (e)	110	120
(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	53	40
(SOFR + 2.13%), 4.61%, 4/25/2053 (e)	200	180
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040 (f)	50	35
3.13%, 11/18/2041 (f)	165	115
		11,806
Beverages — 0.0% ^
Constellation Brands, Inc. 4.50%, 5/9/2047	215	192
Biotechnology — 0.1%
AbbVie, Inc.
4.05%, 11/21/2039	400	361
4.25%, 11/21/2049	180	160
Amgen, Inc. 3.15%, 2/21/2040	394	307
Gilead Sciences, Inc. 2.60%, 10/1/2040	227	167
		995
Broadline Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	225	197
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	45

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	245	202
Capital Markets — 0.5%
Bank of New York Mellon Corp. (The)
(SOFR + 1.60%), 6.32%, 10/25/2029 (e)	115	122
(SOFR + 1.85%), 6.47%, 10/25/2034 (e)	100	111
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	301	220
Credit Suisse AG (Switzerland)
7.95%, 1/9/2025	250	255
1.25%, 8/7/2026	250	227
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (e)	735	689
Goldman Sachs Group, Inc. (The)
(SOFR + 1.11%), 2.64%, 2/24/2028 (e)	187	173
(SOFR + 1.77%), 6.48%, 10/24/2029 (e)	130	138
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (d) (e)	370	340
(SOFR + 1.53%), 2.87%, 1/14/2033 (d) (e)	200	164
Morgan Stanley
(SOFR + 1.73%), 5.12%, 2/1/2029 (e)	310	311
(SOFR + 1.59%), 5.16%, 4/20/2029 (e)	185	186
(SOFR + 1.63%), 5.45%, 7/20/2029 (e)	185	189
(SOFR + 1.88%), 5.42%, 7/21/2034 (e)	125	127
Nasdaq, Inc. 5.55%, 2/15/2034	45	47
S&P Global, Inc. 4.25%, 5/1/2029	233	232
UBS Group AG (Switzerland) 4.28%, 1/9/2028 (d)	995	964
		4,495
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	170	174
LYB International Finance III LLC 1.25%, 10/1/2025	111	104
		278
Consumer Finance — 0.4%
AerCap Ireland Capital DAC (Ireland)
6.50%, 7/15/2025	205	208
2.45%, 10/29/2026	990	917
6.10%, 1/15/2027	160	163
3.00%, 10/29/2028	150	137
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (d)	171	165
5.50%, 1/15/2026 (d)	530	527
2.13%, 2/21/2026 (d)	115	106
4.25%, 4/15/2026 (d)	20	19
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued
2.53%, 11/18/2027 (d)	916	811
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (e)	175	140
		3,193
Consumer Staples Distribution & Retail — 0.0% ^
7-Eleven, Inc. 1.80%, 2/10/2031 (d)	100	81
Alimentation Couche-Tard, Inc. (Canada) 3.63%, 5/13/2051 (d)	225	166
		247
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	198	180
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	70	60
Diversified REITs — 0.1%
Safehold GL Holdings LLC 2.85%, 1/15/2032	299	242
WP Carey, Inc.
2.40%, 2/1/2031	148	125
2.25%, 4/1/2033	10	8
		375
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.75%, 6/1/2031	95	83
3.50%, 6/1/2041	518	411
Sprint Capital Corp. 6.88%, 11/15/2028	55	60
Verizon Communications, Inc. 2.65%, 11/20/2040	185	133
		687
Electric Utilities — 0.6%
Consumers 2023 Securitization Funding LLC Series A2, 5.21%, 9/1/2030	405	414
Duke Energy Corp. 6.10%, 9/15/2053	120	130
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	97	70
Edison International 5.75%, 6/15/2027	195	199
Emera US Finance LP (Canada) 4.75%, 6/15/2046	197	162
Entergy Arkansas LLC 2.65%, 6/15/2051	72	45
Entergy Louisiana LLC
4.00%, 3/15/2033	150	140
2.90%, 3/15/2051	60	40
Evergy, Inc. 2.90%, 9/15/2029	394	356
Fells Point Funding Trust 3.05%, 1/31/2027 (d)	465	438
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	179	155
SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Fortis, Inc. (Canada) 3.06%, 10/4/2026	251	238
ITC Holdings Corp. 2.95%, 5/14/2030 (d)	126	111
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	182	178
Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	98	76
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	253	162
NRG Energy, Inc.
2.00%, 12/2/2025 (d)	90	84
2.45%, 12/2/2027 (d)	305	275
Pacific Gas and Electric Co.
3.45%, 7/1/2025	120	116
2.95%, 3/1/2026	264	250
6.40%, 6/15/2033	75	79
3.75%, 8/15/2042 (g)	71	52
4.30%, 3/15/2045	65	51
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	145	150
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	85	81
Series A-5, 5.10%, 6/1/2052	80	80
PNM Energy Transition Bond Co. I LLC Series A-2, 6.03%, 8/15/2048	190	207
SCE Recovery Funding LLC Series A-1, 4.70%, 6/15/2040	96	95
Sigeco Securitization I LLC Series A1, 5.03%, 11/15/2036	93	94
Southern California Edison Co.
Series C, 4.13%, 3/1/2048	121	102
5.88%, 12/1/2053	53	57
Union Electric Co. 3.90%, 4/1/2052	124	102
		4,789
Entertainment — 0.0% ^
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	226	219
Financial Services — 0.1%
Corebridge Financial, Inc. 3.85%, 4/5/2029	75	71
Global Payments, Inc.
3.20%, 8/15/2029	297	269
5.30%, 8/15/2029	42	42
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	205	151
		533
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	138	120
J M Smucker Co. (The) 6.20%, 11/15/2033	50	54
JBS USA LUX SA 6.75%, 3/15/2034 (d)	150	158
Kellanova 5.25%, 3/1/2033	112	115
Kraft Heinz Foods Co.
4.63%, 10/1/2039	155	144
4.38%, 6/1/2046	86	75
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	403	331
		997
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	175	119
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	176	146
		265
Ground Transportation — 0.1%
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	143	130
CSX Corp. 3.80%, 11/1/2046	191	159
Norfolk Southern Corp. 3.05%, 5/15/2050	187	133
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	400	366
Union Pacific Corp. 3.55%, 8/15/2039	270	231
		1,019
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	63	60
DH Europe Finance II SARL 3.25%, 11/15/2039	103	85
		145
Health Care Providers & Services — 0.3%
Banner Health 1.90%, 1/1/2031	246	204
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	150	106
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	185	125
CommonSpirit Health
1.55%, 10/1/2025	65	61
2.78%, 10/1/2030	150	130
3.91%, 10/1/2050	65	51
HCA, Inc.
5.25%, 6/15/2026	858	862
5.50%, 6/15/2047	90	87
3.50%, 7/15/2051	83	58
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	130	97
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	47

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
MultiCare Health System 2.80%, 8/15/2050	113	71
MyMichigan Health Series 2020, 3.41%, 6/1/2050	40	29
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	135	88
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	165	110
UnitedHealth Group, Inc. 5.88%, 2/15/2053	65	73
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	300	198
		2,350
Health Care REITs — 0.1%
Healthcare Realty Holdings LP 2.00%, 3/15/2031	379	303
Physicians Realty LP 2.63%, 11/1/2031	100	82
Sabra Health Care LP 3.20%, 12/1/2031	160	131
		516
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	205	153
Independent Power and Renewable Electricity Producers — 0.0% ^
Constellation Energy Generation LLC 5.80%, 3/1/2033	118	124
Southern Power Co. 5.15%, 9/15/2041	205	194
		318
Insurance — 0.2%
Athene Global Funding
2.50%, 1/14/2025 (d)	111	107
1.45%, 1/8/2026 (d)	400	369
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	120	100
Brown & Brown, Inc. 2.38%, 3/15/2031	386	316
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	285	196
New York Life Insurance Co. 3.75%, 5/15/2050 (d)	408	326
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	150	132
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	393	290
		1,836
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc. 5.60%, 5/15/2053	130	141
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Machinery — 0.0% ^
Otis Worldwide Corp.
5.25%, 8/16/2028	130	134
3.11%, 2/15/2040	100	80
		214
Media — 0.2%
Charter Communications Operating LLC
2.80%, 4/1/2031	136	115
3.70%, 4/1/2051	403	262
Comcast Corp.
3.25%, 11/1/2039	332	269
2.80%, 1/15/2051	172	115
5.35%, 5/15/2053	400	413
Discovery Communications LLC 3.63%, 5/15/2030	203	184
		1,358
Metals & Mining — 0.1%
BHP Billiton Finance USA Ltd. (Australia) 5.25%, 9/8/2030	180	187
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	315	270
Steel Dynamics, Inc. 1.65%, 10/15/2027	244	217
		674
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	184	125
Consumers Energy Co. 3.25%, 8/15/2046	97	76
		201
Office REITs — 0.0% ^
Corporate Office Properties LP 2.75%, 4/15/2031	225	182
Oil, Gas & Consumable Fuels — 0.4%
BP Capital Markets America, Inc. 2.77%, 11/10/2050	187	125
Coterra Energy, Inc. 3.90%, 5/15/2027	125	121
Energy Transfer LP
4.40%, 3/15/2027	345	337
5.00%, 5/15/2044 (g)	420	368
Exxon Mobil Corp. 3.00%, 8/16/2039	593	476
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (d)	140	115
4.32%, 12/30/2039 (d)	100	73
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (d)	187	154
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (d)	455	431
SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
3.45%, 10/15/2027 (d)	259	241
HF Sinclair Corp. 5.88%, 4/1/2026	97	98
MPLX LP 4.50%, 4/15/2038	205	182
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	155	135
Phillips 66 Co. 3.55%, 10/1/2026	194	187
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	394	306
		3,349
Personal Care Products — 0.0% ^
Haleon US Capital LLC 4.00%, 3/24/2052	250	212
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	45	53
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	225	203
Pfizer Investment Enterprises Pte. Ltd. 5.30%, 5/19/2053	195	199
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	700	538
Zoetis, Inc. 5.60%, 11/16/2032	170	182
		1,175
Professional Services — 0.0% ^
Verisk Analytics, Inc. 5.75%, 4/1/2033	95	102
Residential REITs — 0.1%
UDR, Inc.
2.10%, 8/1/2032	380	298
1.90%, 3/15/2033	50	38
		336
Retail REITs — 0.1%
Brixmor Operating Partnership LP
2.25%, 4/1/2028	140	124
2.50%, 8/16/2031	80	67
Realty Income Corp. 1.80%, 3/15/2033	220	171
		362
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 2.80%, 10/1/2041	171	127
Broadcom, Inc.
1.95%, 2/15/2028 (d)	418	375
3.19%, 11/15/2036 (d)	59	48
Intel Corp.
5.63%, 2/10/2043	9	10
5.70%, 2/10/2053	106	114
KLA Corp. 3.30%, 3/1/2050	242	185
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
NXP BV (China) 3.25%, 5/11/2041	265	202
Texas Instruments, Inc. 5.05%, 5/18/2063	104	106
TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (d)	280	227
		1,394
Software — 0.1%
Oracle Corp.
3.80%, 11/15/2037	279	237
5.55%, 2/6/2053	90	90
VMware LLC 4.70%, 5/15/2030	320	316
		643
Specialized REITs — 0.2%
American Tower Corp.
1.50%, 1/31/2028	155	135
1.88%, 10/15/2030	928	761
Crown Castle, Inc. 5.80%, 3/1/2034	65	67
Extra Space Storage LP
5.90%, 1/15/2031	100	104
2.40%, 10/15/2031	220	182
		1,249
Specialty Retail — 0.1%
Home Depot, Inc. (The) 3.63%, 4/15/2052	110	89
Lowe's Cos., Inc. 3.70%, 4/15/2046	402	317
		406
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC 6.20%, 7/15/2030	762	817
Tobacco — 0.1%
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	386	345
4.39%, 8/15/2037	205	172
3.73%, 9/25/2040	315	232
		749
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	345	334
1.88%, 8/15/2026	495	455
		789
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	49

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Wireless Telecommunication Services — 0.0% ^
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052	100	87
T-Mobile USA, Inc. 5.05%, 7/15/2033	140	141
		228
Total Corporate Bonds (Cost $59,734)		52,473
U.S. Treasury Obligations — 5.3%
U.S. Treasury Bonds
1.13%, 5/15/2040	3,322	2,141
1.13%, 8/15/2040	6,836	4,363
2.25%, 5/15/2041	259	197
1.75%, 8/15/2041	1,440	1,001
2.00%, 11/15/2041	195	141
3.38%, 8/15/2042	1,415	1,262
3.88%, 5/15/2043	185	176
1.25%, 5/15/2050	839	452
1.38%, 8/15/2050	8,916	4,968
1.63%, 11/15/2050	1,102	657
2.25%, 2/15/2052	465	322
3.00%, 8/15/2052	1,884	1,541
U.S. Treasury Notes
4.13%, 1/31/2025 (h)	1,895	1,883
4.00%, 12/15/2025 (h)	420	418
1.88%, 2/28/2027	374	351
3.13%, 8/31/2027	4,545	4,417
0.75%, 1/31/2028	2,200	1,940
3.50%, 1/31/2028	1,365	1,343
2.75%, 2/15/2028	470	449
3.63%, 3/31/2028	2,025	2,003
1.13%, 8/31/2028	1,304	1,151
1.88%, 2/28/2029	1,500	1,360
3.25%, 6/30/2029	1,260	1,219
3.13%, 8/31/2029	2,182	2,096
3.88%, 9/30/2029	700	699
3.63%, 3/31/2030	1,675	1,649
1.63%, 5/15/2031	1,420	1,218
1.38%, 11/15/2031	1,080	897
2.75%, 8/15/2032	1,299	1,190
3.50%, 2/15/2033	1,090	1,057
3.88%, 8/15/2033	1,710	1,708
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury STRIPS Bonds 1.18%, 5/15/2027 (i)	350	306
Total U.S. Treasury Obligations (Cost $49,791)		44,575
Asset-Backed Securities — 4.0%
ACC Auto Trust Series 2021-A, Class B, 1.79%, 4/15/2027 (d)	108	108
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (d)	196	180
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 6.30%, 12/18/2037 (c) (d)	175	173
Series 2021-FL4, Class AS, 6.57%, 12/18/2037 (c) (d)	455	446
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (d) (g)	564	550
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (d)	635	569
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	488	444
Series 2016-3, Class AA, 3.00%, 10/15/2028	344	310
Series 2021-1, Class B, 3.95%, 7/11/2030	628	557
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (d)	315	303
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (d)	165	154
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (d)	645	598
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (d)	290	269
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (d)	255	227
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (d)	250	221
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (d)	23	22
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (d)	238	228
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (d)	363	336
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (d)	567	518
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (d)	321	305
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (d)	213	195
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	375	341
SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (d)	760	662
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (d)	170	168
CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (d)	114	114
Credit Acceptance Auto Loan Trust Series 2023-5A, Class B, 6.71%, 2/15/2034 (d)	290	294
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (d)	8	8
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (d)	89	79
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	405	366
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	423	373
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (d)	75	70
Series 2021-1A, Class C, 2.70%, 11/21/2033 (d)	157	145
DT Auto Owner Trust
Series 2022-2A, Class D, 5.46%, 3/15/2028 (d)	235	232
Series 2023-1A, Class C, 5.55%, 10/16/2028 (d)	430	426
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 (d)	207	190
Series 2021-A, Class C, 2.09%, 8/27/2035 (d)	97	89
Exeter Automobile Receivables Trust
Series 2022-5A, Class C, 6.51%, 12/15/2027	305	307
Series 2023-5A, Class C, 6.85%, 1/16/2029	230	235
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	58	56
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (d)	780	687
Series 2022-SFR1, Class E1, 5.00%, 5/19/2039 (d)	255	238
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (c) (d)	550	476
Foundation Finance Trust Series 2023-2A, Class A, 6.53%, 6/15/2049 (d)	459	468
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (d)	832	749
Series 2021-3, Class D, 3.00%, 1/17/2041 (d)	432	370
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	236	241
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (d)	203	196
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 (d)	2	2
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (d)	35	34
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (d)	850	774
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 (d)	531	483
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (d)	274	271
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (d)	330	315
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (d)	231	215
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (d)	647	600
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (d)	92	90
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 (d)	230	205
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (d)	1,660	1,551
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (d)	45	43
Pagaya AI Debt Selection Trust Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	315	305
Pagaya AI Technology in Housing Trust Series 2023-1, Class C, 3.60%, 10/25/2040 (d)	475	411
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (c) (d)	780	765
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (d) (g)	743	746
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (d) (g)	568	554
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (d)	436	406
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (d)	310	288
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (d)	550	525
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (d)	1,775	1,603
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (c) (d)	386	382
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	51

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-10, Class A1, 2.49%, 10/25/2026 (d) (g)	202	195
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (d)	770	738
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (d)	387	380
Series 2021-A, Class A, 2.30%, 12/22/2031 (d)	1,254	1,189
SCF Equipment Leasing LLC Series 2023-1A, Class C, 6.77%, 8/22/2033 (d)	325	337
Sierra Timeshare Receivables Funding LLC Series 2021-2A, Class B, 1.80%, 9/20/2038 (d)	127	119
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	124	117
Series 2019-2, Class B, 3.50%, 5/1/2028	279	254
Series 2016-2, Class A, 3.10%, 10/7/2028	151	132
Series 2018-1, Class A, 3.70%, 3/1/2030	395	345
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (d)	52	50
VCAT LLC
Series 2021-NPL1, Class A1, 5.29%, 12/26/2050 (d) (g)	119	118
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (d) (g)	218	216
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (d) (g)	247	239
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (d) (g)	1,064	1,028
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (d) (g)	903	880
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (d) (g)	427	412
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (d) (g)	371	361
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (d) (g)	684	665
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (d) (g)	701	676
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 (d)	181	173
Total Asset-Backed Securities (Cost $35,549)		33,485
Collateralized Mortgage Obligations — 0.8%
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (c) (d)	677	657
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	279	292
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	105	106
FNMA, REMIC Series 2018-72, Class VB, 3.50%, 10/25/2031	233	223
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	547	558
GNMA
Series 2015-H11, Class FC, 5.99%, 5/20/2065 (c)	359	356
Series 2021-H14, Class YD, 7.73%, 6/20/2071 (c)	773	718
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (d) (g)	317	310
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 3.09%, 2/25/2026 (c) (d)	10	10
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	347	322
Series 2019-2, Class M55D, 4.00%, 8/25/2058	495	462
Series 2019-3, Class M55D, 4.00%, 10/25/2058	348	323
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	885	791
Series 2020-3, Class TTW, 3.00%, 5/25/2060	842	774
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (c) (d)	1,413	1,215
Total Collateralized Mortgage Obligations (Cost $8,131)		7,117
Commercial Mortgage-Backed Securities — 0.7%
BPR Trust Series 2021-KEN, Class A, 6.73%, 2/15/2029 (c) (d)	335	334
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (d)	400	372
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 7.14%, 7/25/2041 (c) (d)	635	594
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.60%, 7/25/2024 (c)	31,933	63
Series K-1511, Class A1, 3.28%, 10/25/2030	603	577
Series K152, Class A2, 3.08%, 1/25/2031	155	142
Series K-1510, Class A2, 3.72%, 1/25/2031	235	225
Series K-150, Class A2, 3.71%, 9/25/2032 (c)	480	455
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (c)	965	808
Series 2023-M8, Class A2, 4.47%, 3/25/2033 (c)	405	406
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	59	57
Series 2021-M3, Class X1, IO, 1.92%, 11/25/2033 (c)	1,122	92
SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (c) (d)	435	392
Series 2015-K48, Class C, 3.65%, 8/25/2048 (c) (d)	35	34
Series 2016-K56, Class B, 3.95%, 6/25/2049 (c) (d)	330	318
Series 2017-K728, Class C, 3.72%, 11/25/2050 (c) (d)	185	181
Multi-Family Connecticut Avenue Securities Trust Series 2023-01, Class M7, 9.34%, 11/25/2053 (c) (d)	385	390
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	725	599
Total Commercial Mortgage-Backed Securities (Cost $6,485)		6,039
Foreign Government Securities — 0.1%
Republic of Panama 3.16%, 1/23/2030	250	213
Republic of Peru 2.78%, 12/1/2060	125	78
United Mexican States 3.50%, 2/12/2034	369	312
Total Foreign Government Securities (Cost $758)		603
Municipal Bonds — 0.0% (j) ^
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Winter Storm URI Series 2023A-2, Rev., 5.17%, 4/1/2041 (Cost $110)	110	114
	SHARES (000)
Short-Term Investments — 5.8%
Investment Companies — 5.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (k) (Cost $49,261)	49,261	49,261
Total Investments — 99.2% (Cost $777,986)		839,697
Other Assets Less Liabilities — 0.8%		6,475
NET ASSETS — 100.0%		846,172

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2023.

(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2023.
(f)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
December 31, 2023 is $331 or 0.04% of the Fund’s
net assets as of December 31, 2023.

(g)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2023.

SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	53

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
(h)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(i)	The rate shown is the effective yield as of December 31, 2023.
(j)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(k)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	253	03/19/2024	USD	28,522	887
U.S. Treasury 5 Year Note	54	03/28/2024	USD	5,869	53
					940
Short Contracts
MSCI EAFE E-Mini Index	(76)	03/15/2024	USD	(8,559)	(339)
MSCI Emerging Markets E-Mini Index	(247)	03/15/2024	USD	(12,766)	(621)
S&P 500 E-Mini Index	(44)	03/15/2024	USD	(10,601)	(392)
					(1,352)
					(412)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 42.1%
Fixed Income — 16.6%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	25,416	184,521
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	842	5,177
JPMorgan High Yield Fund Class R6 Shares (a)	19,823	127,461
Total Fixed Income		317,159
International Equity — 2.1%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,584	40,075
U.S. Equity — 23.4%
JPMorgan Equity Index Fund Class R6 Shares (a)	6,232	445,751
Total Investment Companies (Cost $648,446)		802,985
Exchange-Traded Funds — 33.7%
Alternative Assets — 1.0%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	203	18,086
Fixed Income — 11.4%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	3,679	171,206
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	24	1,096
JPMorgan Inflation Managed Bond ETF (a)	972	45,211
Total Fixed Income		217,513
International Equity — 15.2%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	805	39,913
JPMorgan BetaBuilders International Equity ETF (a)	4,381	249,428
Total International Equity		289,341
U.S. Equity — 6.1%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	745	63,063
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	876	53,880
Total U.S. Equity		116,943
Total Exchange-Traded Funds (Cost $581,380)		641,883
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 5.6%
U.S. Treasury Bonds
1.13%, 5/15/2040	5,732	3,694
1.13%, 8/15/2040	10,449	6,669
2.25%, 5/15/2041	259	197
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.75%, 8/15/2041	2,225	1,547
3.38%, 8/15/2042	5,050	4,503
3.88%, 2/15/2043	1,110	1,058
3.88%, 5/15/2043	325	310
2.25%, 8/15/2046	645	459
1.38%, 8/15/2050	17,855	9,949
1.63%, 11/15/2050	1,836	1,094
3.00%, 8/15/2052	1,920	1,570
U.S. Treasury Notes
4.13%, 1/31/2025 (b)	3,159	3,139
4.00%, 12/15/2025 (b)	335	333
4.00%, 2/15/2026	150	149
1.88%, 2/28/2027	800	750
2.75%, 7/31/2027	100	96
3.13%, 8/31/2027	3,820	3,713
4.13%, 9/30/2027	4,160	4,186
0.63%, 12/31/2027	2,720	2,391
2.75%, 2/15/2028	5,720	5,468
3.63%, 3/31/2028	9,505	9,401
1.25%, 4/30/2028	2,990	2,677
1.00%, 7/31/2028	1,570	1,381
2.88%, 4/30/2029	4,495	4,276
3.25%, 6/30/2029	575	556
3.13%, 8/31/2029	5,401	5,187
3.88%, 9/30/2029	1,470	1,467
3.50%, 1/31/2030	3,830	3,746
3.63%, 3/31/2030	1,050	1,034
4.88%, 10/31/2030	4,000	4,231
2.88%, 5/15/2032	3,230	2,993
2.75%, 8/15/2032	3,956	3,623
3.50%, 2/15/2033	4,160	4,034
3.88%, 8/15/2033	6,575	6,567
U.S. Treasury STRIPS Bonds
1.04%, 8/15/2026 (c)	1,000	899
1.18%, 5/15/2027 (c)	2,780	2,432
4.74%, 11/15/2040 (c)	1,040	501
4.71%, 2/15/2041 (c)	664	317
Total U.S. Treasury Obligations (Cost $116,507)		106,597
Corporate Bonds — 5.4%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.75%, 2/1/2026	66	63
2.20%, 2/4/2026	85	80
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	55

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Aerospace & Defense — continued
2.70%, 2/1/2027	1,722	1,624
3.45%, 11/1/2028	200	188
L3Harris Technologies, Inc. 5.40%, 7/31/2033	206	214
Northrop Grumman Corp.
5.15%, 5/1/2040	242	245
3.85%, 4/15/2045	220	185
RTX Corp.
2.25%, 7/1/2030	422	365
5.15%, 2/27/2033	155	158
2.82%, 9/1/2051	385	255
		3,377
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	400	424
Hyundai Capital America 2.38%, 10/15/2027 (d)	835	752
		1,176
Banks — 1.5%
ABN AMRO Bank NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 6.58%, 10/13/2026 (d) (e)	300	305
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 6.34%, 9/18/2027 (d) (e)	200	204
AIB Group plc (Ireland) (SOFR + 2.33%), 6.61%, 9/13/2029 (d) (e)	200	211
ANZ New Zealand Int'l Ltd. (New Zealand) 5.36%, 8/14/2028 (d)	210	215
Banco Santander SA (Spain)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (e)	200	181
6.61%, 11/7/2028	600	639
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	592	550
(SOFR + 1.29%), 5.08%, 1/20/2027 (e)	237	236
(3-MONTH CME TERM SOFR + 1.77%), 3.71%, 4/24/2028 (e)	1,407	1,344
(SOFR + 1.58%), 4.38%, 4/27/2028 (e)	305	298
(SOFR + 1.63%), 5.20%, 4/25/2029 (e)	430	433
(SOFR + 1.57%), 5.82%, 9/15/2029 (e)	460	475
(SOFR + 1.33%), 2.97%, 2/4/2033 (e)	675	574
(SOFR + 1.91%), 5.29%, 4/25/2034 (e)	390	391
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Bank of Ireland Group plc (Ireland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (d) (e)	226	228
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (d) (e)	215	196
Bank of Montreal (Canada) 5.72%, 9/25/2028	280	290
Bank of Nova Scotia (The) (Canada) 4.85%, 2/1/2030	273	273
Banque Federative du Credit Mutuel SA (France)
5.90%, 7/13/2026 (d)	225	230
1.60%, 10/4/2026 (d)	365	334
5.79%, 7/13/2028 (d)	200	206
Barclays plc (United Kingdom)
4.34%, 1/10/2028	300	291
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (e)	200	164
(SOFR + 2.98%), 6.22%, 5/9/2034 (e)	280	290
BNP Paribas SA (France) (SOFR + 1.22%), 2.16%, 9/15/2029 (d) (e)	364	317
BPCE SA (France)
(SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	1,017	946
(SOFR + 2.27%), 6.71%, 10/19/2029 (d) (e)	300	316
(SOFR + 1.73%), 3.12%, 10/19/2032 (d) (e)	290	236
CaixaBank SA (Spain) (SOFR + 2.08%), 6.68%, 9/13/2027 (d) (e)	255	261
Citigroup, Inc.
(3-MONTH CME TERM SOFR + 1.41%), 3.52%, 10/27/2028 (e)	502	475
(SOFR + 1.35%), 3.06%, 1/25/2033 (e)	940	802
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (d) (f)	290	210
Credit Agricole SA (France)
4.38%, 3/17/2025 (d)	500	491
(SOFR + 0.89%), 1.25%, 1/26/2027 (d) (e)	657	605
(SOFR + 1.86%), 6.32%, 10/3/2029 (d) (e)	250	262
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (d) (e)	200	201
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.61%, 3/30/2028 (d) (e)	335	298
Federation des Caisses Desjardins du Quebec (Canada) 5.70%, 3/14/2028 (d)	200	206
SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
HSBC Holdings plc (United Kingdom)
(SOFR + 1.73%), 2.01%, 9/22/2028 (e)	1,885	1,678
(SOFR + 3.35%), 7.39%, 11/3/2028 (e)	245	262
(SOFR + 1.29%), 2.21%, 8/17/2029 (e)	205	179
Huntington National Bank (The) 5.65%, 1/10/2030	337	340
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (d)	435	427
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (e)	220	202
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (e)	330	302
3.74%, 3/7/2029	934	894
Mizuho Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (e)	230	210
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (e)	520	535
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (e)	200	207
(3-MONTH SOFR + 1.75%), 4.89%, 5/18/2029 (e)	200	196
(3-MONTH SOFR + 1.91%), 5.08%, 1/27/2030 (e)	200	197
(3-MONTH SOFR + 1.87%), 4.45%, 5/8/2030 (e)	210	201
Nordea Bank Abp (Finland) 5.38%, 9/22/2027 (d)	200	203
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (e)	264	258
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (e)	500	466
(SOFR + 2.75%), 6.83%, 11/21/2026 (e)	635	647
(SOFR + 0.99%), 1.67%, 6/14/2027 (e)	230	209
(SOFR + 2.60%), 6.53%, 1/10/2029 (e)	360	372
Societe Generale SA (France)
4.25%, 4/14/2025 (d)	850	830
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (d) (e)	320	294
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (d) (e)	270	246
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (d) (e)	625	516
Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (d) (e)	200	183
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.52%, 1/13/2028	420	430
5.71%, 1/13/2030	420	436
Swedbank AB (Sweden) 6.14%, 9/12/2026 (d)	260	265
Toronto-Dominion Bank (The) (Canada)
5.16%, 1/10/2028	190	193
5.52%, 7/17/2028	70	72
Truist Financial Corp.
(SOFR + 2.05%), 6.05%, 6/8/2027 (e)	155	158
(SOFR + 2.45%), 7.16%, 10/30/2029 (e)	205	221
(SOFR + 1.85%), 5.12%, 1/26/2034 (e)	140	136
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (d) (e)	200	183
Wells Fargo & Co.
4.30%, 7/22/2027	1,701	1,665
(SOFR + 1.74%), 5.57%, 7/25/2029 (e)	285	291
(SOFR + 1.99%), 5.56%, 7/25/2034 (e)	95	97
(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	156	118
(SOFR + 2.13%), 4.61%, 4/25/2053 (e)	320	288
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040 (f)	70	48
3.13%, 11/18/2041 (f)	224	157
		28,996
Beverages — 0.0% ^
Constellation Brands, Inc. 4.50%, 5/9/2047	275	245
Biotechnology — 0.1%
AbbVie, Inc.
2.95%, 11/21/2026	300	288
4.05%, 11/21/2039	500	452
4.25%, 11/21/2049	240	214
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	57

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Biotechnology — continued
Amgen, Inc.
5.25%, 3/2/2033	255	261
3.00%, 1/15/2052	520	363
Gilead Sciences, Inc. 2.60%, 10/1/2040	288	212
		1,790
Broadline Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	530	464
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	262	216
Capital Markets — 0.5%
Bank of New York Mellon Corp. (The)
(SOFR + 1.60%), 6.32%, 10/25/2029 (e)	220	234
(SOFR + 1.85%), 6.47%, 10/25/2034 (e)	190	210
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	278	203
Credit Suisse AG (Switzerland)
7.95%, 1/9/2025	293	299
1.25%, 8/7/2026	370	336
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (e)	905	848
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	1,486	1,459
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (e)	1,295	1,193
(SOFR + 1.11%), 2.64%, 2/24/2028 (e)	528	489
(SOFR + 1.77%), 6.48%, 10/24/2029 (e)	250	265
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (d) (e)	470	432
(SOFR + 1.53%), 2.87%, 1/14/2033 (d) (e)	250	206
Morgan Stanley
(SOFR + 1.73%), 5.12%, 2/1/2029 (e)	395	397
(SOFR + 1.59%), 5.16%, 4/20/2029 (e)	355	357
(SOFR + 1.20%), 2.51%, 10/20/2032 (e)	710	588
(SOFR + 1.49%), 3.22%, 4/22/2042 (e)	245	188
Nasdaq, Inc. 5.55%, 2/15/2034	90	93
UBS Group AG (Switzerland)
(SOFRINDX + 0.98%), 1.31%, 2/2/2027 (d) (e)	250	229
4.28%, 1/9/2028 (d)	1,120	1,085
		9,111
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	218	224
Nutrien Ltd. (Canada) 5.00%, 4/1/2049	121	114
		338
Commercial Services & Supplies — 0.0% ^
Element Fleet Management Corp. (Canada)
1.60%, 4/6/2024 (d)	145	143
6.32%, 12/4/2028 (d)	180	186
		329
Consumer Finance — 0.3%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	500	498
6.50%, 7/15/2025	275	279
2.45%, 10/29/2026	1,255	1,162
6.10%, 1/15/2027	290	296
3.00%, 10/29/2028	150	137
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (d)	110	106
5.50%, 1/15/2026 (d)	1,075	1,068
2.13%, 2/21/2026 (d)	150	139
4.25%, 4/15/2026 (d)	25	24
2.53%, 11/18/2027 (d)	1,132	1,003
Capital One Financial Corp.
3.80%, 1/31/2028	200	190
(SOFR + 1.27%), 2.62%, 11/2/2032 (e)	235	188
Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (d)	31	31
		5,121
Consumer Staples Distribution & Retail — 0.1%
7-Eleven, Inc.
1.80%, 2/10/2031 (d)	190	155
2.50%, 2/10/2041 (d)	125	86
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (d)	300	226
3.63%, 5/13/2051 (d)	335	247
		714
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	259	235
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	110	94
SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified REITs — 0.0% ^
Safehold GL Holdings LLC 2.85%, 1/15/2032	406	329
WP Carey, Inc. 2.40%, 2/1/2031	183	155
		484
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.75%, 6/1/2031	185	162
3.50%, 6/1/2041	664	527
3.55%, 9/15/2055	398	286
Sprint Capital Corp. 6.88%, 11/15/2028	105	114
Verizon Communications, Inc. 2.65%, 11/20/2040	236	170
		1,259
Electric Utilities — 0.5%
Baltimore Gas and Electric Co. 5.40%, 6/1/2053	280	289
Consumers 2023 Securitization Funding LLC Series A2, 5.21%, 9/1/2030	786	804
DTE Electric Securitization Funding II LLC Series A-2, 6.09%, 9/1/2037	300	331
Duke Energy Corp. 6.10%, 9/15/2053	580	628
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	123	89
Duke Energy Progress LLC 2.90%, 8/15/2051	170	115
Edison International 5.75%, 6/15/2027	265	271
Emera US Finance LP (Canada) 4.75%, 6/15/2046	253	208
Entergy Arkansas LLC 2.65%, 6/15/2051	88	55
Entergy Louisiana LLC
4.00%, 3/15/2033	202	188
2.90%, 3/15/2051	80	53
Evergy Missouri West, Inc. 5.15%, 12/15/2027 (d)	282	284
Evergy, Inc. 2.90%, 9/15/2029	512	463
Fells Point Funding Trust 3.05%, 1/31/2027 (d)	560	528
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	235	203
Fortis, Inc. (Canada) 3.06%, 10/4/2026	334	317
ITC Holdings Corp. 2.95%, 5/14/2030 (d)	156	137
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	236	231
Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	118	91
MidAmerican Energy Co. 5.85%, 9/15/2054	120	133
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	328	210
NRG Energy, Inc.
2.00%, 12/2/2025 (d)	115	108
2.45%, 12/2/2027 (d)	410	370
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Pacific Gas and Electric Co.
3.45%, 7/1/2025	140	135
2.95%, 3/1/2026	831	787
6.40%, 6/15/2033	150	158
3.75%, 8/15/2042 (g)	86	63
4.30%, 3/15/2045	90	70
6.75%, 1/15/2053	125	136
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	200	207
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	135	128
Series A-4, 5.21%, 12/1/2047	80	80
Series A-5, 5.10%, 6/1/2052	150	150
Public Service Co. of Oklahoma 5.25%, 1/15/2033	240	242
SCE Recovery Funding LLC
Series A-1, 4.70%, 6/15/2040	183	180
Series A-2, 5.11%, 12/15/2047	80	79
Sigeco Securitization I LLC Series A1, 5.03%, 11/15/2036	181	182
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	232	216
5.85%, 11/1/2027	289	302
Series C, 4.13%, 3/1/2048	152	128
5.88%, 12/1/2053	134	144
Southern Co. (The) 5.70%, 3/15/2034	130	137
Union Electric Co. 3.90%, 4/1/2052	198	163
Vistra Operations Co. LLC 4.88%, 5/13/2024 (d)	428	425
		10,218
Entertainment — 0.0% ^
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	366	355
Financial Services — 0.1%
Corebridge Financial, Inc. 3.85%, 4/5/2029	120	113
Global Payments, Inc.
3.20%, 8/15/2029	395	358
5.30%, 8/15/2029	71	72
Nationwide Building Society (United Kingdom) (SOFR + 1.91%), 6.56%, 10/18/2027 (d) (e)	260	269
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	251	184
		996
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	159	138
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	59

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Food Products — continued
J M Smucker Co. (The) 6.20%, 11/15/2033	100	109
JBS USA LUX SA 6.75%, 3/15/2034 (d)	270	285
Kellanova 5.25%, 3/1/2033	199	204
Kraft Heinz Foods Co.
4.63%, 10/1/2039	250	232
4.38%, 6/1/2046	137	120
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	508	417
		1,505
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	245	166
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	238	198
Southern California Gas Co. 6.35%, 11/15/2052	150	171
		535
Ground Transportation — 0.1%
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	192	174
CSX Corp. 3.80%, 11/1/2046	241	200
Norfolk Southern Corp. 3.05%, 5/15/2050	237	169
Penske Truck Leasing Co. LP 6.05%, 8/1/2028 (d)	250	259
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	800	732
Union Pacific Corp. 3.55%, 8/15/2039	345	296
		1,830
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	78	74
DH Europe Finance II SARL 3.25%, 11/15/2039	123	102
		176
Health Care Providers & Services — 0.2%
AHS Hospital Corp. 5.02%, 7/1/2045	140	136
Banner Health 1.90%, 1/1/2031	323	268
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	195	138
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	240	162
CommonSpirit Health
1.55%, 10/1/2025	85	80
2.78%, 10/1/2030	195	169
3.91%, 10/1/2050	80	63
Elevance Health, Inc. 2.25%, 5/15/2030	488	423
HCA, Inc.
5.25%, 6/15/2026	1,104	1,109
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
5.50%, 6/15/2047	140	135
3.50%, 7/15/2051	125	88
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	165	123
MultiCare Health System 2.80%, 8/15/2050	149	93
MyMichigan Health Series 2020, 3.41%, 6/1/2050	50	36
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	175	114
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	230	153
UnitedHealth Group, Inc. 5.88%, 2/15/2053	110	125
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	375	247
		3,662
Health Care REITs — 0.1%
Healthcare Realty Holdings LP 2.00%, 3/15/2031	475	380
Healthpeak OP LLC 2.13%, 12/1/2028	334	294
Physicians Realty LP 2.63%, 11/1/2031	135	111
Sabra Health Care LP 3.20%, 12/1/2031	215	176
		961
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	251	187
Household Durables — 0.0% ^
MDC Holdings, Inc. 3.97%, 8/6/2061	275	179
Independent Power and Renewable Electricity Producers — 0.0% ^
Constellation Energy Generation LLC
5.80%, 3/1/2033	211	222
5.75%, 10/1/2041	210	209
Southern Power Co. 5.15%, 9/15/2041	260	246
		677
Insurance — 0.1%
Athene Global Funding 2.50%, 1/14/2025 (d)	141	136
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	185	155
Brown & Brown, Inc. 2.38%, 3/15/2031	488	400
Corebridge Global Funding 5.90%, 9/19/2028 (d)	180	185
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	352	242
High Street Funding Trust I 4.11%, 2/15/2028 (d)	150	142
New York Life Insurance Co. 3.75%, 5/15/2050 (d)	510	408
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	200	175
SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Insurance — continued
Teachers Insurance & Annuity Association of America
4.27%, 5/15/2047 (d)	70	61
3.30%, 5/15/2050 (d)	495	365
		2,269
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc. 5.60%, 5/15/2053	245	265
IT Services — 0.0% ^
CGI, Inc. (Canada) 1.45%, 9/14/2026	215	195
Machinery — 0.0% ^
Otis Worldwide Corp.
5.25%, 8/16/2028	250	257
3.11%, 2/15/2040	290	232
		489
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	152	128
3.50%, 3/1/2042	115	80
3.70%, 4/1/2051	532	346
Comcast Corp.
3.25%, 11/1/2039	431	349
2.80%, 1/15/2051	585	390
5.35%, 5/15/2053	745	770
Discovery Communications LLC 3.63%, 5/15/2030	210	191
		2,254
Metals & Mining — 0.0% ^
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	398	342
Steel Dynamics, Inc. 1.65%, 10/15/2027	316	281
		623
Multi-Utilities — 0.1%
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	241	163
Consumers Energy Co. 3.25%, 8/15/2046	117	92
San Diego Gas & Electric Co. 2.95%, 8/15/2051	370	260
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	170	114
WEC Energy Group, Inc. 1.38%, 10/15/2027	266	235
		864
Office REITs — 0.0% ^
Corporate Office Properties LP 2.75%, 4/15/2031	295	238
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 0.3%
Boardwalk Pipelines LP 4.45%, 7/15/2027	205	201
BP Capital Markets America, Inc. 2.77%, 11/10/2050	238	159
Coterra Energy, Inc. 3.90%, 5/15/2027	155	150
Enbridge, Inc. (Canada) 5.70%, 3/8/2033	180	187
Energy Transfer LP
3.90%, 7/15/2026	404	393
4.40%, 3/15/2027	475	464
5.00%, 5/15/2044 (g)	565	496
Enterprise Products Operating LLC 4.45%, 2/15/2043	354	323
Exxon Mobil Corp. 3.00%, 8/16/2039	734	589
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (d)	195	160
4.32%, 12/30/2039 (d)	135	98
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (d)	233	192
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (d)	550	521
3.45%, 10/15/2027 (d)	334	311
HF Sinclair Corp. 5.88%, 4/1/2026	123	124
MPLX LP 4.50%, 4/15/2038	256	228
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	210	182
Phillips 66 Co. 3.55%, 10/1/2026	245	236
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	495	385
		5,399
Personal Care Products — 0.0% ^
Haleon US Capital LLC 4.00%, 3/24/2052	350	297
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	55	64
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	295	266
Merck & Co., Inc.
2.35%, 6/24/2040	348	252
5.00%, 5/17/2053	35	36
5.15%, 5/17/2063	25	26
Pfizer Investment Enterprises Pte. Ltd. 5.30%, 5/19/2053	375	383
Takeda Pharmaceutical Co. Ltd. (Japan) 3.18%, 7/9/2050	400	286
Zoetis, Inc. 5.60%, 11/16/2032	289	310
		1,623
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	61

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Professional Services — 0.0% ^
Verisk Analytics, Inc. 5.75%, 4/1/2033	170	182
Residential REITs — 0.0% ^
UDR, Inc.
2.10%, 8/1/2032	482	378
1.90%, 3/15/2033	65	49
		427
Retail REITs — 0.0% ^
Brixmor Operating Partnership LP
2.25%, 4/1/2028	180	160
2.50%, 8/16/2031	110	92
NNN REIT, Inc. 5.60%, 10/15/2033	100	103
Realty Income Corp. 1.80%, 3/15/2033	275	214
		569
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	236	176
Broadcom, Inc.
1.95%, 2/15/2028 (d)	529	475
3.19%, 11/15/2036 (d)	228	185
Intel Corp.
5.63%, 2/10/2043	17	18
5.70%, 2/10/2053	190	205
KLA Corp. 3.30%, 3/1/2050	442	337
NXP BV (China) 3.25%, 5/11/2041	365	278
Texas Instruments, Inc. 5.05%, 5/18/2063	200	205
TSMC Global Ltd. (Taiwan)
1.38%, 9/28/2030 (d)	370	299
4.63%, 7/22/2032 (d)	200	202
		2,380
Software — 0.1%
Intuit, Inc. 5.50%, 9/15/2053	70	77
Oracle Corp.
3.80%, 11/15/2037	799	679
5.55%, 2/6/2053	160	160
Roper Technologies, Inc. 1.75%, 2/15/2031	277	228
VMware LLC
1.40%, 8/15/2026	421	385
4.70%, 5/15/2030	415	409
		1,938
Specialized REITs — 0.1%
American Tower Corp.
1.50%, 1/31/2028	205	179
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialized REITs — continued
1.88%, 10/15/2030	1,190	975
Crown Castle, Inc. 5.80%, 3/1/2034	120	124
CubeSmart LP 2.00%, 2/15/2031	570	465
Equinix, Inc. 2.90%, 11/18/2026	360	342
Extra Space Storage LP
5.90%, 1/15/2031	190	198
2.40%, 10/15/2031	305	252
		2,535
Specialty Retail — 0.1%
Home Depot, Inc. (The) 3.63%, 4/15/2052	185	150
Lowe's Cos., Inc.
1.70%, 10/15/2030	240	199
3.70%, 4/15/2046	509	402
		751
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.45%, 2/9/2045	500	416
2.70%, 8/5/2051	295	203
Dell International LLC 6.20%, 7/15/2030	970	1,040
		1,659
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	375	306
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	482	431
4.39%, 8/15/2037	265	222
3.73%, 9/25/2040	398	292
		1,251
Trading Companies & Distributors — 0.0% ^
Air Lease Corp. 1.88%, 8/15/2026	700	644
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	250	222
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052	160	140
T-Mobile USA, Inc. 2.55%, 2/15/2031	670	577
		939
Total Corporate Bonds (Cost $114,767)		103,021
Mortgage-Backed Securities — 5.3%
FHLMC Gold Pools, Other
Pool # WA4424, 4.40%, 12/1/2027	1,269	1,264
SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # WN1157, 1.80%, 11/1/2028	985	872
Pool # WA1626, 3.45%, 8/1/2032	1,176	1,091
Pool # WN3225, 3.80%, 10/1/2034	750	706
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	537	508
Pool # QB1397, 2.50%, 7/1/2050	78	67
Pool # QB4026, 2.50%, 10/1/2050	1,694	1,467
Pool # QB4045, 2.50%, 10/1/2050	1,146	987
Pool # QB4484, 2.50%, 10/1/2050	689	596
Pool # QB4542, 2.50%, 10/1/2050	694	599
Pool # RA4224, 3.00%, 11/1/2050	276	245
Pool # QB8503, 2.50%, 2/1/2051	791	675
Pool # QC4789, 3.00%, 7/1/2051	641	567
Pool # QD4686, 4.00%, 1/1/2052	451	427
Pool # QE1637, 4.00%, 5/1/2052	309	296
Pool # QE1832, 4.50%, 5/1/2052	347	342
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	810	822
Pool # FM3118, 3.00%, 5/1/2050	455	410
Pool # BQ2894, 3.00%, 9/1/2050	1,027	924
Pool # BQ3996, 2.50%, 10/1/2050	670	577
Pool # BQ5243, 3.50%, 10/1/2050	383	356
Pool # CA7398, 3.50%, 10/1/2050	974	906
Pool # BR4318, 3.00%, 1/1/2051	196	174
Pool # CA8637, 4.00%, 1/1/2051	1,701	1,633
Pool # FS6514, 2.50%, 9/1/2051	465	399
Pool # CB2637, 2.50%, 1/1/2052	893	761
Pool # BU3079, 3.00%, 1/1/2052	469	417
Pool # BV0273, 3.00%, 1/1/2052	1,285	1,138
Pool # CB2670, 3.00%, 1/1/2052	837	740
Pool # BV4831, 3.00%, 2/1/2052	443	392
Pool # BV0295, 3.50%, 2/1/2052	1,094	1,023
Pool # BV3950, 4.00%, 2/1/2052	551	524
Pool # BV6743, 4.50%, 5/1/2052	403	396
Pool # BY4714, 5.00%, 6/1/2053	991	980
Pool # BY4761, 5.00%, 6/1/2053	373	369
FNMA, Other
Pool # BS7576, 4.86%, 12/1/2027	629	638
Pool # AM3010, 5.07%, 3/1/2028	545	556
Pool # BL8639, 1.09%, 4/1/2028	765	668
Pool # BS6144, 3.97%, 1/1/2029	1,535	1,507
Pool # AM5319, 4.34%, 1/1/2029	489	486
Pool # BS8149, 4.97%, 9/1/2029	900	923
Pool # BL4956, 2.41%, 11/1/2029	1,255	1,129
Pool # BS0448, 1.27%, 12/1/2029	1,056	883
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BL9748, 1.60%, 12/1/2029	441	378
Pool # AN7593, 2.99%, 12/1/2029	324	299
Pool # BS7361, 4.76%, 1/1/2030	1,880	1,911
Pool # BL9252, 1.37%, 3/1/2030	384	323
Pool # AN8285, 3.11%, 3/1/2030	330	308
Pool # BS0154, 1.28%, 4/1/2030	262	217
Pool # AM8544, 3.08%, 4/1/2030	138	129
Pool # AN8990, 3.53%, 4/1/2030	468	445
Pool # BS7168, 4.57%, 6/1/2030	684	689
Pool # BL9251, 1.45%, 10/1/2030	834	696
Pool # AM4789, 4.18%, 11/1/2030	250	243
Pool # BL9891, 1.37%, 12/1/2030	590	488
Pool # BS0025, 1.38%, 12/1/2030	1,121	936
Pool # BL9494, 1.46%, 12/1/2030	265	217
Pool # BS8442, 4.74%, 4/1/2031	1,075	1,091
Pool # BS2915, 1.87%, 5/1/2031	210	176
Pool # BS7167, 4.64%, 7/1/2031	1,655	1,667
Pool # BS7437, 5.04%, 8/1/2031	870	897
Pool # BS4563, 2.01%, 1/1/2032	255	213
Pool # BS5580, 3.68%, 1/1/2032	1,080	1,020
Pool # BM6898, 2.15%, 2/1/2032 (h)	557	468
Pool # BS4654, 2.39%, 3/1/2032	871	752
Pool # BL5680, 2.44%, 3/1/2032	1,295	1,114
Pool # AN5952, 3.01%, 7/1/2032	351	318
Pool # AN6149, 3.14%, 7/1/2032	1,605	1,448
Pool # BS5530, 3.30%, 7/1/2032	1,676	1,535
Pool # BS6095, 4.14%, 7/1/2032	480	468
Pool # BS6345, 3.91%, 8/1/2032	510	487
Pool # BM3226, 3.44%, 10/1/2032 (h)	1,375	1,289
Pool # BS6822, 3.81%, 10/1/2032	980	931
Pool # BS8528, 4.31%, 10/1/2032	1,785	1,757
Pool # BS6872, 4.41%, 10/1/2032	285	283
Pool # BS6926, 4.51%, 10/1/2032	355	356
Pool # BS6928, 4.55%, 10/1/2032	310	311
Pool # BS6954, 4.93%, 10/1/2032	782	805
Pool # BS6819, 4.12%, 11/1/2032	1,110	1,081
Pool # BS7090, 4.45%, 12/1/2032	1,039	1,036
Pool # BS7113, 4.90%, 12/1/2032	295	303
Pool # AN7923, 3.33%, 1/1/2033	640	584
Pool # BS8428, 4.41%, 1/1/2033	1,221	1,210
Pool # BS7398, 4.74%, 2/1/2033	845	858
Pool # BS5357, 3.41%, 3/1/2033	799	731
Pool # AN9067, 3.51%, 5/1/2033	345	320
Pool # BS8416, 4.56%, 5/1/2033	580	583
Pool # BS5511, 3.45%, 8/1/2033	1,071	985
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	63

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BS5127, 3.15%, 9/1/2033	615	549
Pool # BL1012, 4.03%, 12/1/2033	335	324
Pool # BL0900, 4.08%, 2/1/2034	190	184
Pool # BZ0430, 4.32%, 2/1/2034 (i)	800	790
Pool # BL7124, 1.93%, 6/1/2035	701	559
Pool # AN4430, 3.61%, 1/1/2037	654	617
Pool # BL6060, 2.46%, 4/1/2040	595	436
Pool # BF0230, 5.50%, 1/1/2058	1,432	1,483
Pool # BF0497, 3.00%, 7/1/2060	681	584
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 1/25/2054 (i)	445	379
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	1,023	952
Pool # BR3929, 3.50%, 10/20/2050	519	483
Pool # BW1726, 3.50%, 10/20/2050	624	581
Pool # BS8546, 2.50%, 12/20/2050	1,580	1,353
Pool # BR3928, 3.00%, 12/20/2050	807	742
Pool # BU7538, 3.00%, 12/20/2050	544	500
Pool # 785294, 3.50%, 1/20/2051	1,535	1,410
Pool # CA8452, 3.00%, 2/20/2051	2,187	2,009
Pool # CA9005, 3.00%, 2/20/2051	495	464
Pool # CB1543, 3.00%, 2/20/2051	1,530	1,384
Pool # CA3588, 3.50%, 2/20/2051	1,559	1,451
Pool # CB1536, 3.50%, 2/20/2051	1,686	1,575
Pool # CB1542, 3.00%, 3/20/2051	1,007	912
Pool # CC0070, 3.00%, 3/20/2051	247	229
Pool # CC8726, 3.00%, 3/20/2051	302	274
Pool # CC8738, 3.00%, 3/20/2051	421	383
Pool # CC8723, 3.50%, 3/20/2051	2,070	1,926
Pool # CC0088, 4.00%, 3/20/2051	85	82
Pool # CC0092, 4.00%, 3/20/2051	202	195
Pool # CC8727, 3.00%, 4/20/2051	543	491
Pool # CC8739, 3.00%, 4/20/2051	1,417	1,287
Pool # CC8740, 3.00%, 4/20/2051	1,189	1,080
Pool # CC8751, 3.00%, 4/20/2051	273	248
Pool # CA3563, 3.50%, 7/20/2051	1,004	946
Pool # CE2586, 3.50%, 7/20/2051	1,464	1,363
Pool # CK1527, 3.50%, 12/20/2051	1,063	994
Pool # CJ8184, 3.50%, 1/20/2052	1,152	1,072
Pool # CK2716, 3.50%, 2/20/2052	865	796
Pool # CK8295, 5.00%, 3/20/2052	492	488
Pool # MA8200, 4.00%, 8/20/2052	318	303
Pool # CN3127, 5.00%, 8/20/2052	491	489
Pool # CV0172, 6.50%, 7/20/2053	757	795
Pool # CU6748, 6.00%, 9/20/2053	1,027	1,044
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GNMA II, Other
Pool # CV6672, 5.00%, 7/20/2062	623	610
Pool # CU1093, 5.50%, 6/20/2063	927	924
Pool # CV6673, 5.50%, 6/20/2063	880	877
Pool # CU1092, 6.00%, 6/20/2063	916	926
Pool # 785183, 2.93%, 10/20/2070 (h)	779	690
Total Mortgage-Backed Securities (Cost $110,995)		101,029
Asset-Backed Securities — 2.8%
ACC Auto Trust Series 2021-A, Class B, 1.79%, 4/15/2027 (d)	148	148
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (d)	271	248
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 6.30%, 12/18/2037 (d) (h)	220	217
Series 2021-FL4, Class AS, 6.57%, 12/18/2037 (d) (h)	575	563
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (d) (g)	729	710
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (d)	870	780
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	630	573
Series 2016-3, Class AA, 3.00%, 10/15/2028	440	397
Series 2021-1, Class B, 3.95%, 7/11/2030	851	755
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (d)	530	510
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (d)	220	205
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (d)	810	751
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (d)	404	375
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (d)	340	302
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (d)	325	288
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (d)	29	28
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (d)	357	341
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (d)	474	439
SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (d)	742	678
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (d)	545	516
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (d)	279	256
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	445	405
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (d)	982	856
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (d)	210	207
CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (d)	154	153
Credit Acceptance Auto Loan Trust Series 2023-5A, Class B, 6.71%, 2/15/2034 (d)	560	568
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (d)	11	11
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (d)	116	103
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	525	475
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	600	529
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (d)	99	93
Series 2021-1A, Class C, 2.70%, 11/21/2033 (d)	243	225
DT Auto Owner Trust
Series 2022-2A, Class D, 5.46%, 3/15/2028 (d)	385	379
Series 2023-1A, Class C, 5.55%, 10/16/2028 (d)	760	753
Series 2023-2A, Class D, 6.62%, 2/15/2029 (d)	435	436
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 (d)	278	255
Series 2021-A, Class C, 2.09%, 8/27/2035 (d)	117	107
Exeter Automobile Receivables Trust
Series 2022-5A, Class C, 6.51%, 12/15/2027	515	519
Series 2023-5A, Class C, 6.85%, 1/16/2029	440	450
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (d)	359	347
Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	240	232
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2023-1A, Class A2, 6.57%, 6/15/2028 (d)	666	664
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (d)	140	140
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (d)	1,215	1,071
Series 2022-SFR1, Class E1, 5.00%, 5/19/2039 (d)	410	382
Flagship Credit Auto Trust Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	479	469
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (d) (h)	745	645
Foundation Finance Trust Series 2023-2A, Class A, 6.53%, 6/15/2049 (d)	881	898
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (d)	1,126	1,013
Series 2021-3, Class D, 3.00%, 1/17/2041 (d)	661	567
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	320	327
LAD Auto Receivables Trust Series 2023-4A, Class C, 6.76%, 3/15/2029 (d)	510	520
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (d)	275	266
Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 (d)	3	3
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (d)	47	47
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (d)	1,145	1,042
MVW LLC
Series 2021-2A, Class C, 2.23%, 5/20/2039 (d)	719	654
Series 2021-1WA, Class B, 1.44%, 1/22/2041 (d)	103	95
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (d)	370	366
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (d)	413	393
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (d)	334	312
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (d)	887	823
Octane Receivables Trust
Series 2021-1A, Class A, 0.93%, 3/22/2027 (d)	123	121
Series 2023-3A, Class B, 6.48%, 7/20/2029 (d)	485	494
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	65

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 (d)	295	263
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (d)	2,235	2,088
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (d)	59	58
Pagaya AI Debt Selection Trust Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	429	416
Pagaya AI Technology in Housing Trust Series 2023-1, Class C, 3.60%, 10/25/2040 (d)	920	796
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (d) (h)	1,053	1,033
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (d) (g)	1,001	1,005
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (d) (g)	767	748
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (d)	565	526
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (d)	420	391
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (d)	855	816
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (d)	315	304
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (d)	2,393	2,161
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (d) (h)	522	516
Series 2021-10, Class A1, 2.49%, 10/25/2026 (d) (g)	273	263
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (d)	995	953
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (d)	508	499
Series 2021-A, Class A, 2.30%, 12/22/2031 (d)	1,697	1,608
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (d)	535	511
SCF Equipment Leasing LLC
Series 2022-2A, Class C, 6.50%, 8/20/2032 (d)	775	770
Series 2023-1A, Class C, 6.77%, 8/22/2033 (d)	620	643
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 (d)	154	145
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-2A, Class B, 1.80%, 9/20/2038 (d)	171	160
Tricon Residential Trust Series 2023-SFR2, Class C, 5.00%, 12/17/2028 (d)	395	377
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	160	151
Series 2019-2, Class B, 3.50%, 5/1/2028	365	331
Series 2016-1, Class A, 3.45%, 7/7/2028	460	410
Series 2016-2, Class A, 3.10%, 10/7/2028	678	591
Series 2018-1, Class A, 3.70%, 3/1/2030	517	451
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (d)	67	64
VCAT LLC
Series 2021-NPL1, Class A1, 5.29%, 12/26/2050 (d) (g)	150	149
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (d) (g)	294	292
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (d) (g)	318	308
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (d) (g)	1,371	1,325
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (d) (g)	1,164	1,135
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (d) (g)	624	602
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (d) (g)	477	465
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (d) (g)	888	863
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (d) (g)	1,028	991
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 (d)	278	265
Westlake Automobile Receivables Trust Series 2023-4A, Class C, 6.64%, 11/15/2028 (d)	375	382
World Financial Network Credit Card Master Trust Series 2023-A, Class A, 5.02%, 3/15/2030	785	786
Total Asset-Backed Securities (Cost $56,985)		54,106
Collateralized Mortgage Obligations — 0.9%
Connecticut Avenue Securities Trust Series 2023-R06, Class 1M2, 8.04%, 7/25/2043 (d) (h)	655	667
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (d) (h)	871	845
FHLMC, REMIC Series 5225, Class QL, 4.00%, 5/25/2052	825	692
SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	382	399
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	176	178
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	318	304
Series 2014-52, Class BW, 3.00%, 9/25/2044	790	670
Series 2020-54, Class MA, 1.50%, 8/25/2050	374	309
Series 2022-4, Class TA, 1.00%, 4/25/2051	846	673
Series 2022-46, Class GZ, 4.50%, 7/25/2052	727	643
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	748	762
GNMA
Series 2009-35, Class BZ, 6.00%, 5/16/2039	539	558
Series 2022-93, Class JZ, 4.50%, 5/20/2052	471	357
Series 2015-H11, Class FC, 5.99%, 5/20/2065 (h)	471	467
Series 2021-H14, Class YD, 7.73%, 6/20/2071 (h)	1,024	951
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (d) (g)	402	394
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 3.09%, 2/25/2026 (d) (h)	17	17
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class MA, 3.00%, 5/25/2057	563	515
Series 2018-1, Class M60C, 3.50%, 5/25/2057	921	854
Series 2019-1, Class MT, 3.50%, 7/25/2058	326	291
Series 2019-2, Class M55D, 4.00%, 8/25/2058	910	850
Series 2019-3, Class M55D, 4.00%, 10/25/2058	798	741
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	1,180	1,054
Series 2020-3, Class TTW, 3.00%, 5/25/2060	1,076	989
Series 2022-1, Class MTU, 3.25%, 11/25/2061	325	281
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (d) (h)	1,929	1,659
Total Collateralized Mortgage Obligations (Cost $17,589)		16,120
Commercial Mortgage-Backed Securities — 0.5%
BPR Trust Series 2021-KEN, Class A, 6.73%, 2/15/2029 (d) (h)	415	414
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (d)	670	623
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN2, Class M1, 7.14%, 7/25/2041 (d) (h)	867	811
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-MN1, Class M1, 7.34%, 1/25/2051 (d) (h)	162	157
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.60%, 7/25/2024 (h)	54,098	106
Series K-1511, Class A1, 3.28%, 10/25/2030	753	720
Series K754, Class AM, 4.94%, 11/25/2030 (h)	570	586
Series K-1510, Class A2, 3.72%, 1/25/2031	295	282
Series K-150, Class A2, 3.71%, 9/25/2032 (h)	815	772
FNMA ACES
Series 2018-M3, Class A2, 3.07%, 2/25/2030 (h)	324	303
Series 2021-M11, Class A2, 1.46%, 3/25/2031 (h)	555	451
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (h)	1,620	1,357
Series 2023-M8, Class A2, 4.47%, 3/25/2033 (h)	780	783
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	75	73
Series 2021-M3, Class X1, IO, 1.92%, 11/25/2033 (h)	1,424	117
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (d) (h)	595	536
Series 2015-K48, Class C, 3.65%, 8/25/2048 (d) (h)	50	48
Series 2016-K56, Class B, 3.95%, 6/25/2049 (d) (h)	450	433
Series 2017-K728, Class C, 3.72%, 11/25/2050 (d) (h)	230	225
Multi-Family Connecticut Avenue Securities Trust Series 2023-01, Class M7, 9.34%, 11/25/2053 (d) (h)	735	745
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	885	731
Total Commercial Mortgage-Backed Securities (Cost $10,799)		10,273
Foreign Government Securities — 0.1%
Kingdom of Saudi Arabia 2.25%, 2/2/2033 (d)	200	165
Republic of Panama 3.16%, 1/23/2030	300	255
Republic of Peru 2.78%, 12/1/2060	162	101
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	67

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
United Mexican States
3.50%, 2/12/2034	727	615
6.34%, 5/4/2053	200	204
Total Foreign Government Securities (Cost $1,603)		1,340
Municipal Bonds — 0.0% (j) ^
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Winter Storm URI Series 2023A-2, Rev., 5.17%, 4/1/2041 (Cost $195)	195	202
	SHARES (000)
Short-Term Investments — 2.6%
Investment Companies — 2.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (k) (Cost $49,330)	49,330	49,330
Total Investments — 99.0% (Cost $1,708,596)		1,886,886
Other Assets Less Liabilities — 1.0%		19,098
NET ASSETS — 100.0%		1,905,984

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of December 31, 2023.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2023.
(f)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
December 31, 2023 is $415 or 0.02% of the Fund’s
net assets as of December 31, 2023.

(g)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2023.

(h)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2023.

(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(k)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	580	03/19/2024	USD	65,386	2,016
U.S. Treasury 5 Year Note	60	03/28/2024	USD	6,521	94
					2,110
Short Contracts
MSCI EAFE E-Mini Index	(170)	03/15/2024	USD	(19,145)	(756)
MSCI Emerging Markets E-Mini Index	(474)	03/15/2024	USD	(24,499)	(1,192)
S&P 500 E-Mini Index	(39)	03/15/2024	USD	(9,397)	(347)
					(2,295)
					(185)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	69

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 46.0%
Fixed Income — 13.4%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	26,676	193,666
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	790	4,861
JPMorgan High Yield Fund Class R6 Shares (a)	20,191	129,830
Total Fixed Income		328,357
International Equity — 2.8%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,408	68,363
U.S. Equity — 29.8%
JPMorgan Equity Index Fund Class R6 Shares (a)	10,242	732,518
Total Investment Companies (Cost $877,389)		1,129,238
Exchange-Traded Funds — 34.9%
Alternative Assets — 1.2%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	329	29,409
Fixed Income — 7.7%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	3,800	176,803
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	177	8,112
JPMorgan Inflation Managed Bond ETF (a)	99	4,614
Total Fixed Income		189,529
International Equity — 19.2%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	1,372	68,055
JPMorgan BetaBuilders International Equity ETF (a)	7,095	403,910
Total International Equity		471,965
U.S. Equity — 6.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,074	90,932
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,234	75,887
Total U.S. Equity		166,819
Total Exchange-Traded Funds (Cost $763,511)		857,722
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 4.7%
U.S. Treasury Bonds
1.13%, 5/15/2040	10,754	6,930
1.13%, 8/15/2040	8,198	5,233
2.25%, 5/15/2041	341	260
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.75%, 8/15/2041	5,095	3,543
2.00%, 11/15/2041	225	163
3.38%, 8/15/2042	4,205	3,750
3.88%, 2/15/2043	590	563
3.88%, 5/15/2043	345	329
1.25%, 5/15/2050	656	354
1.38%, 8/15/2050	13,655	7,609
1.63%, 11/15/2050	2,118	1,262
1.88%, 2/15/2051	3,461	2,194
2.38%, 5/15/2051	70	50
2.25%, 2/15/2052	2,730	1,892
3.00%, 8/15/2052	1,354	1,107
3.63%, 2/15/2053	1,410	1,302
U.S. Treasury Notes
4.13%, 1/31/2025 (b)	4,430	4,402
4.00%, 12/15/2025 (b)	1,070	1,064
1.88%, 2/28/2027	900	844
3.25%, 6/30/2027	3,075	3,005
2.75%, 7/31/2027	75	72
3.13%, 8/31/2027	5,735	5,574
0.63%, 12/31/2027	2,630	2,312
3.50%, 1/31/2028	5,000	4,921
2.75%, 2/15/2028	5,500	5,257
3.63%, 3/31/2028	8,255	8,165
1.25%, 4/30/2028	8,885	7,954
1.00%, 7/31/2028	2,205	1,939
2.88%, 4/30/2029	9,656	9,185
3.13%, 8/31/2029	5,901	5,668
3.50%, 1/31/2030	2,360	2,308
3.63%, 3/31/2030	2,985	2,939
2.75%, 8/15/2032	4,061	3,719
3.50%, 2/15/2033	5,040	4,887
3.88%, 8/15/2033	1,665	1,663
U.S. Treasury STRIPS Bonds
1.04%, 8/15/2026 (c)	1,705	1,532
4.74%, 11/15/2040 (c)	2,270	1,094
4.71%, 2/15/2041 (c)	1,457	694
Total U.S. Treasury Obligations (Cost $127,175)		115,739
Corporate Bonds — 4.4%
Aerospace & Defense — 0.1%
Boeing Co. (The)
2.75%, 2/1/2026	59	56
2.20%, 2/4/2026	105	99
SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Aerospace & Defense — continued
2.70%, 2/1/2027	1,876	1,769
L3Harris Technologies, Inc. 5.40%, 7/31/2033	219	228
Leidos, Inc. 5.75%, 3/15/2033	120	125
Northrop Grumman Corp.
5.15%, 5/1/2040	220	223
3.85%, 4/15/2045	255	214
RTX Corp.
2.25%, 7/1/2030	373	322
5.15%, 2/27/2033	165	168
2.82%, 9/1/2051	385	255
		3,459
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	292	310
Hyundai Capital America
1.30%, 1/8/2026 (d)	90	83
2.38%, 10/15/2027 (d)	730	657
		1,050
Banks — 1.2%
ABN AMRO Bank NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 6.58%, 10/13/2026 (d) (e)	300	305
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 6.34%, 9/18/2027 (d) (e)	300	307
AIB Group plc (Ireland) (SOFR + 2.33%), 6.61%, 9/13/2029 (d) (e)	200	211
ANZ New Zealand Int'l Ltd. (New Zealand) 5.36%, 8/14/2028 (d)	230	235
Banco Santander SA (Spain)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (e)	200	181
6.61%, 11/7/2028	600	639
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	511	474
(SOFR + 1.29%), 5.08%, 1/20/2027 (e)	229	228
(SOFR + 1.05%), 2.55%, 2/4/2028 (e)	125	116
(3-MONTH CME TERM SOFR + 1.77%), 3.71%, 4/24/2028 (e)	1,230	1,175
(SOFR + 1.58%), 4.38%, 4/27/2028 (e)	295	288
(SOFR + 1.63%), 5.20%, 4/25/2029 (e)	450	453
(SOFR + 1.57%), 5.82%, 9/15/2029 (e)	490	506
(SOFR + 1.33%), 2.97%, 2/4/2033 (e)	835	710
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(SOFR + 1.91%), 5.29%, 4/25/2034 (e)	500	501
Bank of Ireland Group plc (Ireland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (d) (e)	221	223
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (d) (e)	203	185
Bank of Montreal (Canada) 5.72%, 9/25/2028	300	311
Banque Federative du Credit Mutuel SA (France)
5.90%, 7/13/2026 (d)	265	271
1.60%, 10/4/2026 (d)	345	315
5.79%, 7/13/2028 (d)	225	232
Barclays plc (United Kingdom)
(SOFR + 1.88%), 6.50%, 9/13/2027 (e)	235	242
4.34%, 1/10/2028	265	257
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (e)	200	164
BNP Paribas SA (France) (SOFR + 1.22%), 2.16%, 9/15/2029 (d) (e)	346	301
BPCE SA (France)
(SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	864	804
(SOFR + 2.10%), 5.98%, 1/18/2027 (d) (e)	250	252
(SOFR + 2.27%), 6.71%, 10/19/2029 (d) (e)	320	337
(SOFR + 1.73%), 3.12%, 10/19/2032 (d) (e)	250	204
CaixaBank SA (Spain) (SOFR + 2.08%), 6.68%, 9/13/2027 (d) (e)	270	277
Citigroup, Inc.
(3-MONTH CME TERM SOFR + 1.65%), 3.67%, 7/24/2028 (e)	500	477
(3-MONTH CME TERM SOFR + 1.41%), 3.52%, 10/27/2028 (e)	442	418
(SOFR + 1.17%), 2.56%, 5/1/2032 (e)	110	92
(SOFR + 1.35%), 3.06%, 1/25/2033 (e)	200	171
(3-MONTH CME TERM SOFR + 1.43%), 3.88%, 1/24/2039 (e)	367	317
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (d) (f)	255	185
Credit Agricole SA (France)
4.38%, 3/17/2025 (d)	580	570
(SOFR + 0.89%), 1.25%, 1/26/2027 (d) (e)	617	568
(SOFR + 1.86%), 6.32%, 10/3/2029 (d) (e)	250	262
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (d) (e)	200	201
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	71

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.61%, 3/30/2028 (d) (e)	320	285
Federation des Caisses Desjardins du Quebec (Canada) 5.70%, 3/14/2028 (d)	200	206
HSBC Holdings plc (United Kingdom)
(SOFR + 1.73%), 2.01%, 9/22/2028 (e)	1,660	1,478
(SOFR + 3.35%), 7.39%, 11/3/2028 (e)	240	257
(SOFR + 1.29%), 2.21%, 8/17/2029 (e)	200	175
Huntington National Bank (The) 5.65%, 1/10/2030	334	337
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (e)	205	188
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.70%), 5.87%, 3/6/2029 (e)	210	215
Mitsubishi UFJ Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (e)	330	302
Mizuho Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (e)	210	191
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (e)	525	540
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.74%, 5/27/2031 (e)	300	309
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (e)	200	207
(3-MONTH SOFR + 1.91%), 5.08%, 1/27/2030 (e)	200	197
(3-MONTH SOFR + 1.87%), 4.45%, 5/8/2030 (e)	375	359
Nordea Bank Abp (Finland) 5.38%, 9/22/2027 (d)	200	203
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (e)	255	249
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (e)	500	466
(SOFR + 2.75%), 6.83%, 11/21/2026 (e)	432	440
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(SOFR + 0.99%), 1.67%, 6/14/2027 (e)	215	195
(SOFR + 2.60%), 6.53%, 1/10/2029 (e)	350	362
Societe Generale SA (France)
4.25%, 4/14/2025 (d)	780	762
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (d) (e)	300	276
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (d) (e)	255	232
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (d) (e)	590	487
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (d) (e)	200	183
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.85%), 6.19%, 7/6/2027 (d) (e)	200	203
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.52%, 1/13/2028	405	415
5.71%, 1/13/2030	405	420
Swedbank AB (Sweden) 6.14%, 9/12/2026 (d)	275	280
Toronto-Dominion Bank (The) (Canada)
5.53%, 7/17/2026	435	443
5.52%, 7/17/2028	160	165
Truist Financial Corp.
(SOFR + 2.05%), 6.05%, 6/8/2027 (e)	175	178
(SOFR + 2.45%), 7.16%, 10/30/2029 (e)	230	248
(SOFR + 1.85%), 5.12%, 1/26/2034 (e)	135	131
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (d) (e)	265	242
Wells Fargo & Co.
4.30%, 7/22/2027	1,500	1,468
(SOFR + 2.10%), 2.39%, 6/2/2028 (e)	484	443
(SOFR + 1.74%), 5.57%, 7/25/2029 (e)	300	306
(SOFR + 1.99%), 5.56%, 7/25/2034 (e)	100	102
(SOFR + 2.13%), 4.61%, 4/25/2053 (e)	315	283
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040 (f)	50	35
SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
3.13%, 11/18/2041 (f)	217	152
Westpac New Zealand Ltd. (New Zealand) 4.90%, 2/15/2028 (d)	420	419
		28,999
Beverages — 0.0% ^
Constellation Brands, Inc. 4.50%, 5/9/2047	540	481
Biotechnology — 0.1%
AbbVie, Inc.
2.95%, 11/21/2026	265	254
4.05%, 11/21/2039	600	542
4.25%, 11/21/2049	210	187
Amgen, Inc.
5.25%, 3/2/2033	275	282
3.15%, 2/21/2040	429	334
3.00%, 1/15/2052	170	119
Gilead Sciences, Inc. 2.60%, 10/1/2040	253	186
		1,904
Broadline Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	555	486
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	203	168
Trane Technologies Financing Ltd. 5.25%, 3/3/2033	120	124
		292
Capital Markets — 0.4%
Bank of New York Mellon Corp. (The)
(SOFR + 1.60%), 6.32%, 10/25/2029 (e)	235	250
(SOFR + 1.85%), 6.47%, 10/25/2034 (e)	200	222
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	250	183
Credit Suisse AG (Switzerland)
7.95%, 1/9/2025	283	289
1.25%, 8/7/2026	365	331
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (e)	795	745
(SOFR + 3.04%), 3.55%, 9/18/2031 (e)	600	526
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	1,293	1,269
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (e)	1,149	1,058
(SOFR + 1.11%), 2.64%, 2/24/2028 (e)	904	838
(SOFR + 1.77%), 6.48%, 10/24/2029 (e)	270	287
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (d) (e)	420	386
(SOFR + 1.53%), 2.87%, 1/14/2033 (d) (e)	200	164
Morgan Stanley
(SOFR + 1.73%), 5.12%, 2/1/2029 (e)	205	206
(SOFR + 1.59%), 5.16%, 4/20/2029 (e)	375	377
(SOFR + 1.20%), 2.51%, 10/20/2032 (e)	895	741
(SOFR + 1.49%), 3.22%, 4/22/2042 (e)	255	196
Nasdaq, Inc. 5.55%, 2/15/2034	95	99
UBS Group AG (Switzerland)
(SOFRINDX + 0.98%), 1.31%, 2/2/2027 (d) (e)	250	229
4.28%, 1/9/2028 (d)	1,015	983
		9,379
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	197	202
LYB International Finance III LLC 1.25%, 10/1/2025	127	119
Nutrien Ltd. (Canada) 5.00%, 4/1/2049	111	105
		426
Commercial Services & Supplies — 0.0% ^
Element Fleet Management Corp. (Canada) 6.32%, 12/4/2028 (d)	200	206
Consumer Finance — 0.2%
AerCap Ireland Capital DAC (Ireland)
6.50%, 7/15/2025	200	202
2.45%, 10/29/2026	1,265	1,171
6.10%, 1/15/2027	310	317
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (d)	207	200
5.50%, 1/15/2026 (d)	650	646
2.13%, 2/21/2026 (d)	110	102
4.25%, 4/15/2026 (d)	20	19
2.53%, 11/18/2027 (d)	1,092	967
6.38%, 5/4/2028 (d)	155	158
Capital One Financial Corp.
3.80%, 1/31/2028	200	190
(SOFR + 1.27%), 2.62%, 11/2/2032 (e)	230	184
General Motors Financial Co., Inc. 3.80%, 4/7/2025	345	338
Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (d)	59	59
		4,553
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	73

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Staples Distribution & Retail — 0.0% ^
7-Eleven, Inc. 2.50%, 2/10/2041 (d)	112	77
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (d)	300	226
3.63%, 5/13/2051 (d)	335	247
		550
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	238	216
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	110	94
Diversified REITs — 0.0% ^
Safehold GL Holdings LLC 2.85%, 1/15/2032	391	317
WP Carey, Inc.
2.40%, 2/1/2031	163	138
2.45%, 2/1/2032	160	130
2.25%, 4/1/2033	90	70
		655
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.30%, 6/1/2027	322	299
2.75%, 6/1/2031	195	171
3.50%, 6/1/2041	584	464
3.55%, 9/15/2055	369	265
NBN Co. Ltd. (Australia) 2.63%, 5/5/2031 (d)	500	428
Verizon Communications, Inc.
2.10%, 3/22/2028	74	67
2.65%, 11/20/2040	204	147
		1,841
Electric Utilities — 0.5%
Baltimore Gas and Electric Co. 5.40%, 6/1/2053	295	304
Consumers 2023 Securitization Funding LLC Series A2, 5.21%, 9/1/2030	840	859
DTE Electric Co. 5.40%, 4/1/2053	280	294
DTE Electric Securitization Funding II LLC Series A-2, 6.09%, 9/1/2037	300	331
Duke Energy Corp. 6.10%, 9/15/2053	270	292
Duke Energy Florida LLC 5.95%, 11/15/2052	133	146
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	113	82
Duke Energy Progress LLC 2.90%, 8/15/2051	165	111
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (d)	85	68
Edison International 5.75%, 6/15/2027	225	230
Emera US Finance LP (Canada) 4.75%, 6/15/2046	223	183
Entergy Arkansas LLC 2.65%, 6/15/2051	84	53
Entergy Louisiana LLC
4.00%, 3/15/2033	166	155
2.90%, 3/15/2051	70	47
Evergy Metro, Inc. 4.95%, 4/15/2033	323	323
Evergy Missouri West, Inc. 5.15%, 12/15/2027 (d)	279	281
Fells Point Funding Trust 3.05%, 1/31/2027 (d)	630	594
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	210	182
Florida Power & Light Co. 5.30%, 4/1/2053	160	167
Fortis, Inc. (Canada) 3.06%, 10/4/2026	283	269
Indiana Michigan Power Co. 3.25%, 5/1/2051	150	107
ITC Holdings Corp. 2.95%, 5/14/2030 (d)	136	120
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	212	207
Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	103	79
MidAmerican Energy Co. 5.85%, 9/15/2054	120	133
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	280	179
NextEra Energy Capital Holdings, Inc. 5.75%, 9/1/2025	450	454
Northern States Power Co. 5.10%, 5/15/2053	220	222
NRG Energy, Inc.
2.00%, 12/2/2025 (d)	105	98
2.45%, 12/2/2027 (d)	365	329
Ohio Power Co. Series R, 2.90%, 10/1/2051	200	135
Pacific Gas and Electric Co.
3.45%, 7/1/2025	130	126
2.95%, 3/1/2026	788	746
6.40%, 6/15/2033	195	205
3.75%, 8/15/2042 (g)	79	58
4.30%, 3/15/2045	80	63
6.75%, 1/15/2053	115	125
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	200	207
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	130	123
Series A-4, 5.21%, 12/1/2047	80	80
Series A-5, 5.10%, 6/1/2052	150	150
PNM Energy Transition Bond Co. I LLC Series A-2, 6.03%, 8/15/2048	390	425
SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
PPL Electric Utilities Corp. 5.25%, 5/15/2053	170	175
Public Service Co. of Oklahoma Series K, 3.15%, 8/15/2051	90	61
SCE Recovery Funding LLC
Series A-1, 4.70%, 6/15/2040	197	195
Series A-2, 5.11%, 12/15/2047	85	84
Sigeco Securitization I LLC Series A1, 5.03%, 11/15/2036	193	194
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	202	188
5.85%, 11/1/2027	286	299
Series C, 4.13%, 3/1/2048	131	110
5.70%, 3/1/2053	85	89
5.88%, 12/1/2053	153	165
Southern Co. (The) 5.70%, 3/15/2034	140	147
Tucson Electric Power Co. 5.50%, 4/15/2053	305	311
Union Electric Co.
3.90%, 4/1/2052	191	157
5.45%, 3/15/2053	185	191
Vistra Operations Co. LLC 4.88%, 5/13/2024 (d)	420	418
		12,126
Entertainment — 0.0% ^
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	357	346
Financial Services — 0.0% ^
Corebridge Financial, Inc. 3.85%, 4/5/2029	115	108
Global Payments, Inc.
3.20%, 8/15/2029	367	333
5.30%, 8/15/2029	70	70
Nationwide Building Society (United Kingdom) (SOFR + 1.91%), 6.56%, 10/18/2027 (d) (e)	280	290
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	215	158
		959
Food Products — 0.1%
J M Smucker Co. (The)
6.20%, 11/15/2033	105	114
6.50%, 11/15/2053	95	110
JBS USA LUX SA 6.75%, 3/15/2034 (d)	280	295
Kellanova 5.25%, 3/1/2033	211	216
Kraft Heinz Foods Co.
4.63%, 10/1/2039	240	223
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — continued
4.38%, 6/1/2046	132	115
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	443	364
		1,437
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	230	156
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	202	168
Southern California Gas Co. 6.35%, 11/15/2052	150	171
		495
Ground Transportation — 0.1%
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	178	162
CSX Corp. 3.80%, 11/1/2046	219	182
Norfolk Southern Corp. 3.05%, 5/15/2050	215	153
Penske Truck Leasing Co. LP 6.05%, 8/1/2028 (d)	250	259
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	700	640
Union Pacific Corp.
3.55%, 8/15/2039	297	255
3.50%, 2/14/2053	190	150
		1,801
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	68	65
DH Europe Finance II SARL 3.25%, 11/15/2039	119	98
		163
Health Care Providers & Services — 0.2%
AHS Hospital Corp. 5.02%, 7/1/2045	140	136
Banner Health 1.90%, 1/1/2031	288	239
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	115	74
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	175	124
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	215	145
CommonSpirit Health
1.55%, 10/1/2025	75	70
2.78%, 10/1/2030	170	147
3.91%, 10/1/2050	75	59
CVS Health Corp. 5.25%, 2/21/2033	250	256
Hackensack Meridian Health, Inc. Series 2020, 2.68%, 9/1/2041	350	249
HCA, Inc.
5.25%, 6/15/2026	968	973
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	75

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
5.50%, 6/1/2033	250	254
5.50%, 6/15/2047	140	135
3.50%, 7/15/2051	128	90
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	150	112
MultiCare Health System 2.80%, 8/15/2050	132	83
MyMichigan Health Series 2020, 3.41%, 6/1/2050	45	32
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	160	105
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	215	143
UnitedHealth Group, Inc. 5.88%, 2/15/2053	105	119
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	340	224
		3,769
Health Care REITs — 0.0% ^
Healthcare Realty Holdings LP 2.00%, 3/15/2031	414	331
Healthpeak OP LLC 2.13%, 12/1/2028	323	284
Physicians Realty LP 2.63%, 11/1/2031	130	107
Sabra Health Care LP 3.20%, 12/1/2031	205	168
		890
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp.
4.80%, 2/15/2033	330	337
3.35%, 3/12/2050	214	160
		497
Independent Power and Renewable Electricity Producers — 0.0% ^
Constellation Energy Generation LLC
5.80%, 3/1/2033	224	235
5.75%, 10/1/2041	205	204
Southern Power Co. 5.15%, 9/15/2041	230	218
		657
Insurance — 0.1%
Athene Global Funding 2.50%, 1/14/2025 (d)	124	120
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	180	151
Brown & Brown, Inc. 2.38%, 3/15/2031	422	346
Corebridge Global Funding 5.90%, 9/19/2028 (d)	190	196
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	316	217
High Street Funding Trust I 4.11%, 2/15/2028 (d)	160	151
Jackson National Life Global Funding 3.05%, 4/29/2026 (d)	500	471
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued
Mutual of Omaha Cos. Global Funding 5.45%, 12/12/2028 (d)	400	408
New York Life Insurance Co. 3.75%, 5/15/2050 (d)	538	430
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	190	167
Protective Life Global Funding 5.47%, 12/8/2028 (d)	386	396
Teachers Insurance & Annuity Association of America
4.27%, 5/15/2047 (d)	110	96
3.30%, 5/15/2050 (d)	429	316
		3,465
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc. 5.60%, 5/15/2053	260	282
IT Services — 0.0% ^
CGI, Inc. (Canada) 1.45%, 9/14/2026	204	185
Machinery — 0.0% ^
Otis Worldwide Corp.
5.25%, 8/16/2028	260	267
3.11%, 2/15/2040	294	235
		502
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	302	255
3.50%, 3/1/2042	160	111
3.70%, 4/1/2051	467	304
Comcast Corp.
4.65%, 2/15/2033	390	392
3.25%, 11/1/2039	380	308
2.80%, 1/15/2051	380	253
5.35%, 5/15/2053	730	755
Discovery Communications LLC 3.63%, 5/15/2030	164	149
		2,527
Metals & Mining — 0.0% ^
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	346	297
Steel Dynamics, Inc. 1.65%, 10/15/2027	275	244
		541
Multi-Utilities — 0.1%
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	204	138
SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Multi-Utilities — continued
Consumers Energy Co.
4.63%, 5/15/2033	285	284
3.25%, 8/15/2046	102	80
Puget Energy, Inc. 2.38%, 6/15/2028	258	231
San Diego Gas & Electric Co. 2.95%, 8/15/2051	350	246
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	160	108
WEC Energy Group, Inc. 1.38%, 10/15/2027	236	209
		1,296
Office REITs — 0.0% ^
Corporate Office Properties LP 2.75%, 4/15/2031	271	219
Oil, Gas & Consumable Fuels — 0.2%
Boardwalk Pipelines LP 4.45%, 7/15/2027	185	181
BP Capital Markets America, Inc.
4.81%, 2/13/2033	240	242
2.77%, 11/10/2050	208	139
3.00%, 3/17/2052	75	53
Coterra Energy, Inc. 3.90%, 5/15/2027	140	135
Enbridge, Inc. (Canada) 5.70%, 3/8/2033	200	208
Energy Transfer LP
3.90%, 7/15/2026	303	294
4.40%, 3/15/2027	445	435
6.00%, 2/1/2029 (d)	165	167
5.00%, 5/15/2044 (g)	525	461
Enterprise Products Operating LLC 4.45%, 2/15/2043	317	289
Exxon Mobil Corp. 3.00%, 8/16/2039	643	516
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (d)	180	147
4.32%, 12/30/2039 (d)	130	95
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (d)	187	154
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (d)	500	474
3.45%, 10/15/2027 (d)	306	285
HF Sinclair Corp. 5.88%, 4/1/2026	109	110
MPLX LP 4.50%, 4/15/2038	226	201
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	195	169
Phillips 66 Co. 3.55%, 10/1/2026	214	206
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	429	333
Williams Cos., Inc. (The) 5.65%, 3/15/2033	150	157
		5,451
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Personal Care Products — 0.0% ^
Haleon US Capital LLC 4.00%, 3/24/2052	350	297
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	50	58
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	265	239
Merck & Co., Inc.
2.35%, 6/24/2040	312	226
5.00%, 5/17/2053	55	57
5.15%, 5/17/2063	45	47
Pfizer Investment Enterprises Pte. Ltd. 5.30%, 5/19/2053	400	408
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,065	819
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	227	219
Zoetis, Inc. 5.60%, 11/16/2032	287	308
		2,381
Professional Services — 0.0% ^
Verisk Analytics, Inc. 5.75%, 4/1/2033	180	193
Residential REITs — 0.0% ^
UDR, Inc.
2.10%, 8/1/2032	416	326
1.90%, 3/15/2033	65	49
		375
Retail REITs — 0.1%
Brixmor Operating Partnership LP
2.25%, 4/1/2028	170	151
2.50%, 8/16/2031	100	84
NNN REIT, Inc. 5.60%, 10/15/2033	100	103
Realty Income Corp. 1.80%, 3/15/2033	275	214
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	565	548
		1,100
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	224	167
Broadcom, Inc.
1.95%, 2/15/2028 (d)	470	422
3.19%, 11/15/2036 (d)	279	226
Intel Corp.
5.63%, 2/10/2043	17	18
5.70%, 2/10/2053	190	205
KLA Corp. 3.30%, 3/1/2050	470	359
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	77

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Semiconductors & Semiconductor Equipment — continued
NXP BV (China)
5.00%, 1/15/2033	260	260
3.25%, 5/11/2041	340	259
Texas Instruments, Inc. 5.05%, 5/18/2063	213	218
TSMC Global Ltd. (Taiwan) 4.63%, 7/22/2032 (d)	200	201
		2,335
Software — 0.1%
Oracle Corp.
4.90%, 2/6/2033	230	229
3.80%, 11/15/2037	680	578
5.55%, 2/6/2053	160	160
Roper Technologies, Inc. 1.75%, 2/15/2031	218	180
VMware LLC
1.40%, 8/15/2026	394	360
4.70%, 5/15/2030	364	359
		1,866
Specialized REITs — 0.1%
American Tower Corp.
1.50%, 1/31/2028	185	162
1.88%, 10/15/2030	1,039	852
Crown Castle, Inc. 5.80%, 3/1/2034	130	134
CubeSmart LP 2.00%, 2/15/2031	505	412
Equinix, Inc.
2.90%, 11/18/2026	314	298
2.00%, 5/15/2028	424	378
Extra Space Storage LP
5.90%, 1/15/2031	200	209
2.40%, 10/15/2031	290	239
		2,684
Specialty Retail — 0.0% ^
Home Depot, Inc. (The) 3.63%, 4/15/2052	180	146
Lowe's Cos., Inc. 3.70%, 4/15/2046	548	432
		578
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.45%, 2/9/2045	400	333
2.70%, 8/5/2051	415	285
Dell International LLC 6.20%, 7/15/2030	850	912
		1,530
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	340	277
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tobacco — continued
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	416	372
4.39%, 8/15/2037	255	214
3.73%, 9/25/2040	346	254
		1,117
Trading Companies & Distributors — 0.0% ^
Air Lease Corp.
3.38%, 7/1/2025	390	377
1.88%, 8/15/2026	675	621
		998
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	220	196
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052	155	135
Sprint LLC 7.63%, 3/1/2026	77	80
T-Mobile USA, Inc. 2.55%, 2/15/2031	710	612
		1,023
Total Corporate Bonds (Cost $119,883)		108,676
Mortgage-Backed Securities — 4.3%
FHLMC Gold Pools, Other
Pool # WA4424, 4.40%, 12/1/2027	1,422	1,417
Pool # WN1157, 1.80%, 11/1/2028	1,440	1,275
Pool # WA1626, 3.45%, 8/1/2032	1,176	1,091
Pool # WN3225, 3.80%, 10/1/2034	740	696
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	491	464
Pool # QA6772, 3.50%, 1/1/2050	240	224
Pool # QB1397, 2.50%, 7/1/2050	63	53
Pool # QB4026, 2.50%, 10/1/2050	1,515	1,312
Pool # QB4045, 2.50%, 10/1/2050	1,023	881
Pool # QB4484, 2.50%, 10/1/2050	609	526
Pool # QB4542, 2.50%, 10/1/2050	619	534
Pool # QB5092, 2.50%, 11/1/2050	426	369
Pool # RA4224, 3.00%, 11/1/2050	256	227
Pool # QB8503, 2.50%, 2/1/2051	726	620
Pool # QC4789, 3.00%, 7/1/2051	608	538
Pool # QD5778, 3.00%, 1/1/2052	690	611
Pool # QD4686, 4.00%, 1/1/2052	431	408
Pool # QE1637, 4.00%, 5/1/2052	300	288
Pool # QE1832, 4.50%, 5/1/2052	343	338
SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	723	734
Pool # FM3118, 3.00%, 5/1/2050	423	381
Pool # BQ2894, 3.00%, 9/1/2050	916	824
Pool # BQ3996, 2.50%, 10/1/2050	598	515
Pool # BQ5243, 3.50%, 10/1/2050	342	318
Pool # CA7398, 3.50%, 10/1/2050	867	807
Pool # BR4318, 3.00%, 1/1/2051	174	154
Pool # CA8637, 4.00%, 1/1/2051	1,511	1,451
Pool # CB2637, 2.50%, 1/1/2052	845	721
Pool # BU3079, 3.00%, 1/1/2052	444	395
Pool # BV0273, 3.00%, 1/1/2052	1,223	1,082
Pool # CB2670, 3.00%, 1/1/2052	795	704
Pool # BV4831, 3.00%, 2/1/2052	419	371
Pool # BV0295, 3.50%, 2/1/2052	1,036	968
Pool # BV3950, 4.00%, 2/1/2052	529	503
Pool # BV6743, 4.50%, 5/1/2052	395	387
Pool # BV9515, 6.00%, 6/1/2052	415	424
Pool # BY4714, 5.00%, 6/1/2053	1,040	1,029
Pool # BY4761, 5.00%, 6/1/2053	396	392
FNMA, Other
Pool # BS7576, 4.86%, 12/1/2027	629	638
Pool # AM3010, 5.07%, 3/1/2028	509	519
Pool # BL8639, 1.09%, 4/1/2028	682	595
Pool # BS6144, 3.97%, 1/1/2029	1,505	1,478
Pool # AM5319, 4.34%, 1/1/2029	460	457
Pool # BS8149, 4.97%, 9/1/2029	900	923
Pool # BS7604, 5.16%, 10/1/2029	597	616
Pool # BS0448, 1.27%, 12/1/2029	970	811
Pool # BL9748, 1.60%, 12/1/2029	392	336
Pool # AN7593, 2.99%, 12/1/2029	285	264
Pool # AN8285, 3.11%, 3/1/2030	291	272
Pool # BS0154, 1.28%, 4/1/2030	281	233
Pool # AM8544, 3.08%, 4/1/2030	130	121
Pool # BS7168, 4.57%, 6/1/2030	848	854
Pool # BL9251, 1.45%, 10/1/2030	761	634
Pool # BS5985, 3.99%, 11/1/2030	540	525
Pool # AM4789, 4.18%, 11/1/2030	246	239
Pool # BL9891, 1.37%, 12/1/2030	528	437
Pool # BL9494, 1.46%, 12/1/2030	280	229
Pool # BS0596, 1.38%, 1/1/2031	1,690	1,386
Pool # BS7121, 5.15%, 3/1/2031	1,178	1,219
Pool # BS6203, 4.26%, 4/1/2031	573	560
Pool # BS8442, 4.74%, 4/1/2031	1,117	1,134
Pool # BS7813, 4.83%, 6/1/2031	784	800
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BS7167, 4.64%, 7/1/2031	1,611	1,622
Pool # BS7437, 5.04%, 8/1/2031	870	897
Pool # BS5580, 3.68%, 1/1/2032	1,050	991
Pool # BS4654, 2.39%, 3/1/2032	870	752
Pool # BL5680, 2.44%, 3/1/2032	1,375	1,183
Pool # BS7642, 5.15%, 5/1/2032	404	420
Pool # AN5952, 3.01%, 7/1/2032	372	338
Pool # AN6149, 3.14%, 7/1/2032	1,485	1,340
Pool # BS5530, 3.30%, 7/1/2032	1,662	1,522
Pool # BS6345, 3.91%, 8/1/2032	500	478
Pool # BM3226, 3.44%, 10/1/2032 (h)	1,282	1,201
Pool # BS6822, 3.81%, 10/1/2032	960	912
Pool # BS8528, 4.31%, 10/1/2032	1,888	1,859
Pool # BS6954, 4.93%, 10/1/2032	767	789
Pool # BS6819, 4.12%, 11/1/2032	1,100	1,071
Pool # BS7090, 4.45%, 12/1/2032	1,035	1,032
Pool # AN7923, 3.33%, 1/1/2033	565	515
Pool # BS8428, 4.41%, 1/1/2033	1,300	1,289
Pool # BS7398, 4.74%, 2/1/2033	835	847
Pool # BS5357, 3.41%, 3/1/2033	770	705
Pool # AN9067, 3.51%, 5/1/2033	310	287
Pool # BS8416, 4.56%, 5/1/2033	605	608
Pool # BS5511, 3.45%, 8/1/2033	1,026	944
Pool # BS5127, 3.15%, 9/1/2033	580	518
Pool # BL1012, 4.03%, 12/1/2033	300	290
Pool # BL0900, 4.08%, 2/1/2034	245	237
Pool # BZ0430, 4.32%, 2/1/2034 (i)	1,705	1,683
Pool # BL7124, 1.93%, 6/1/2035	687	548
Pool # BZ0217, 5.22%, 8/1/2035 (i)	1,150	1,185
Pool # AN0375, 3.76%, 12/1/2035	653	609
Pool # AN4430, 3.61%, 1/1/2037	583	549
Pool # BF0045, 4.50%, 3/1/2052	227	225
Pool # BF0109, 4.00%, 2/1/2056	378	359
Pool # BF0091, 3.50%, 5/1/2056	927	853
Pool # BF0108, 4.50%, 6/1/2056	435	428
Pool # BF0230, 5.50%, 1/1/2058	1,344	1,391
Pool # BF0497, 3.00%, 7/1/2060	639	547
Pool # BF0580, 3.50%, 12/1/2061	504	465
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 1/25/2054 (i)	475	404
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	907	844
Pool # BR3929, 3.50%, 10/20/2050	456	425
Pool # BW1726, 3.50%, 10/20/2050	566	527
Pool # BS8546, 2.50%, 12/20/2050	1,422	1,218
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	79

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BR3928, 3.00%, 12/20/2050	721	663
Pool # BU7538, 3.00%, 12/20/2050	484	445
Pool # 785294, 3.50%, 1/20/2051	1,403	1,288
Pool # CA8452, 3.00%, 2/20/2051	2,002	1,839
Pool # CA9005, 3.00%, 2/20/2051	419	393
Pool # CB1543, 3.00%, 2/20/2051	1,402	1,269
Pool # CA3588, 3.50%, 2/20/2051	1,426	1,327
Pool # CB1536, 3.50%, 2/20/2051	1,545	1,444
Pool # CB1542, 3.00%, 3/20/2051	923	836
Pool # CB4433, 3.00%, 3/20/2051	1,657	1,475
Pool # CC0070, 3.00%, 3/20/2051	229	212
Pool # CC8726, 3.00%, 3/20/2051	280	254
Pool # CC8738, 3.00%, 3/20/2051	401	364
Pool # CC8723, 3.50%, 3/20/2051	1,923	1,790
Pool # CC0088, 4.00%, 3/20/2051	79	76
Pool # CC0092, 4.00%, 3/20/2051	186	180
Pool # CC8727, 3.00%, 4/20/2051	504	456
Pool # CC8739, 3.00%, 4/20/2051	1,314	1,194
Pool # CC8740, 3.00%, 4/20/2051	1,103	1,001
Pool # CC8751, 3.00%, 4/20/2051	256	233
Pool # CA3563, 3.50%, 7/20/2051	943	888
Pool # CE2586, 3.50%, 7/20/2051	1,417	1,319
Pool # CK1527, 3.50%, 12/20/2051	1,007	942
Pool # CJ8184, 3.50%, 1/20/2052	1,090	1,015
Pool # CK2660, 3.00%, 2/20/2052	670	606
Pool # CK2716, 3.50%, 2/20/2052	845	778
Pool # CK8295, 5.00%, 3/20/2052	521	517
Pool # CN3557, 4.50%, 5/20/2052	508	502
Pool # MA8200, 4.00%, 8/20/2052	257	245
Pool # CN3127, 5.00%, 8/20/2052	525	523
Pool # CU6748, 6.00%, 9/20/2053	1,086	1,104
GNMA II, Other
Pool # CT6280, 3.50%, 2/20/2062	752	670
Pool # CU1093, 5.50%, 6/20/2063	982	979
Pool # CV1712, 5.50%, 6/20/2063	479	477
Pool # CU1092, 6.00%, 6/20/2063	970	979
Pool # CT6283, 6.00%, 7/20/2063	872	881
Pool # CW0095, 6.00%, 7/20/2063	787	795
Pool # 785183, 2.93%, 10/20/2070 (h)	701	621
Total Mortgage-Backed Securities (Cost $114,415)		104,799
Asset-Backed Securities — 2.2%
ACC Auto Trust Series 2021-A, Class B, 1.79%, 4/15/2027 (d)	139	138
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (d)	256	235
ACM Auto Trust Series 2023-1A, Class A, 6.61%, 1/22/2030 (d)	68	68
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 6.30%, 12/18/2037 (d) (h)	196	194
Series 2021-FL4, Class AS, 6.57%, 12/18/2037 (d) (h)	510	500
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (d) (g)	1,000	974
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (d)	815	730
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	576	524
Series 2016-3, Class AA, 3.00%, 10/15/2028	406	366
Series 2021-1, Class B, 3.95%, 7/11/2030	822	729
American Credit Acceptance Receivables Trust Series 2023-1, Class D, 6.35%, 4/12/2029 (d)	325	326
AmeriCredit Automobile Receivables Trust
Series 2020-3, Class B, 0.76%, 12/18/2025	339	336
Series 2020-3, Class C, 1.06%, 8/18/2026	315	304
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (d)	585	563
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (d)	215	201
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (d)	725	672
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (d)	390	362
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (d)	330	294
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (d)	290	257
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (d)	26	25
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (d)	333	318
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (d)	434	401
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (d)	681	622
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (d)	533	505
SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (d)	248	227
CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	290	278
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	405	369
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (d)	898	782
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (d)	190	187
CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (d)	143	142
Credit Acceptance Auto Loan Trust Series 2023-5A, Class B, 6.71%, 2/15/2034 (d)	600	609
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (d)	10	10
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (d)	102	91
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	480	434
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	588	519
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (d)	76	71
Series 2021-1A, Class C, 2.70%, 11/21/2033 (d)	231	213
DT Auto Owner Trust
Series 2022-2A, Class D, 5.46%, 3/15/2028 (d)	385	379
Series 2023-1A, Class C, 5.55%, 10/16/2028 (d)	735	728
Series 2023-2A, Class D, 6.62%, 2/15/2029 (d)	460	462
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 (d)	271	248
Series 2021-A, Class C, 2.09%, 8/27/2035 (d)	122	111
Exeter Automobile Receivables Trust
Series 2022-5A, Class C, 6.51%, 12/15/2027	505	509
Series 2023-5A, Class C, 6.85%, 1/16/2029	470	480
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (d)	334	323
Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	268	259
Series 2023-1A, Class A2, 6.57%, 6/15/2028 (d)	702	699
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (d)	124	124
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (d)	1,145	1,009
Series 2022-SFR1, Class E1, 5.00%, 5/19/2039 (d)	395	368
Flagship Credit Auto Trust
Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	422	413
Series 2023-1, Class C, 5.43%, 5/15/2029 (d)	930	916
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (d) (h)	720	623
Foundation Finance Trust Series 2023-2A, Class A, 6.53%, 6/15/2049 (d)	928	946
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (d)	1,087	979
Series 2021-3, Class D, 3.00%, 1/17/2041 (d)	629	540
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	309	316
LAD Auto Receivables Trust Series 2023-4A, Class C, 6.76%, 3/15/2029 (d)	540	551
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (d)	265	256
Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 (d)	2	3
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (d)	44	44
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (d)	1,065	969
MVW LLC
Series 2021-2A, Class C, 2.23%, 5/20/2039 (d)	695	632
Series 2021-1WA, Class B, 1.44%, 1/22/2041 (d)	96	88
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (d)	339	335
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (d)	370	353
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (d)	289	270
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (d)	830	771
Octane Receivables Trust
Series 2021-1A, Class A, 0.93%, 3/22/2027 (d)	114	113
Series 2023-1A, Class C, 6.37%, 9/20/2029 (d)	555	559
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	81

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
OneMain Direct Auto Receivables Trust
Series 2022-1A, Class B, 5.07%, 6/14/2029 (d)	475	467
Series 2023-1A, Class A, 5.41%, 11/14/2029 (d)	715	717
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 (d)	260	232
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (d)	302	288
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (d)	2,075	1,938
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (d)	52	51
Pagaya AI Debt Selection Trust Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	403	391
Pagaya AI Technology in Housing Trust Series 2023-1, Class C, 3.60%, 10/25/2040 (d)	975	844
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (d) (h)	1,019	999
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (d) (g)	930	934
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (d) (g)	740	721
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (d)	511	475
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (d)	380	354
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (d)	810	773
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (d)	320	309
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (d)	2,223	2,008
Series 2023-SFR1, Class D, 4.65%, 3/17/2040 (d)	935	873
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (d) (h)	529	523
Series 2021-10, Class A1, 2.49%, 10/25/2026 (d) (g)	266	256
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (d)	910	872
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (d)	451	443
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-A, Class A, 2.30%, 12/22/2031 (d)	1,640	1,554
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (d)	470	449
SCF Equipment Leasing LLC Series 2023-1A, Class C, 6.77%, 8/22/2033 (d)	660	684
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 (d)	144	136
Series 2021-2A, Class B, 1.80%, 9/20/2038 (d)	168	157
Tricon Residential Trust Series 2023-SFR2, Class C, 5.00%, 12/17/2028 (d)	425	405
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	143	135
Series 2019-2, Class B, 3.50%, 5/1/2028	327	297
Series 2016-2, Class A, 3.10%, 10/7/2028	179	156
Series 2018-1, Class A, 3.70%, 3/1/2030	471	412
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (d)	60	58
Upstart Securitization Trust Series 2021-4, Class A, 0.84%, 9/20/2031 (d)	7	7
VCAT LLC
Series 2021-NPL1, Class A1, 5.29%, 12/26/2050 (d) (g)	133	132
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (d) (g)	274	272
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (d) (g)	287	278
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (d) (g)	1,255	1,213
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (d) (g)	1,065	1,037
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (d) (g)	718	693
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (d) (g)	436	425
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (d) (g)	804	782
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (d) (g)	999	963
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 (d)	263	251
Westlake Automobile Receivables Trust Series 2023-4A, Class C, 6.64%, 11/15/2028 (d)	400	407
Total Asset-Backed Securities (Cost $56,954)		54,323
SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 0.8%
Connecticut Avenue Securities Trust Series 2023-R06, Class 1M2, 8.04%, 7/25/2043 (d) (h)	695	708
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (d) (h)	785	762
FHLMC, REMIC
Series 4065, Class QB, 3.00%, 6/15/2042	675	601
Series 5225, Class QL, 4.00%, 5/25/2052	810	680
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	358	374
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	164	166
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	305	291
Series 2018-56, Class VN, 3.50%, 5/25/2038	665	605
Series 2014-52, Class BW, 3.00%, 9/25/2044	785	666
Series 2020-54, Class MA, 1.50%, 8/25/2050	402	332
Series 2021-3, Class ME, 1.00%, 2/25/2051	284	208
Series 2022-4, Class TA, 1.00%, 4/25/2051	900	716
Series 2022-46, Class GZ, 4.50%, 7/25/2052	721	637
Series 2019-7, Class CA, 3.50%, 11/25/2057	1,490	1,431
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	701	714
GNMA
Series 2004-47, Class PD, 6.00%, 6/16/2034	232	232
Series 2021-83, Class KB, 1.25%, 5/20/2051	428	338
Series 2022-93, Class JZ, 4.50%, 5/20/2052	462	349
Series 2014-H06, Class HB, 6.09%, 3/20/2064 (h)	126	126
Series 2015-H11, Class FC, 5.99%, 5/20/2065 (h)	418	415
Series 2015-H18, Class FA, 5.89%, 6/20/2065 (h)	140	139
Series 2021-H14, Class YD, 7.73%, 6/20/2071 (h)	1,000	929
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (d) (g)	359	352
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 3.09%, 2/25/2026 (d) (h)	12	12
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	889	825
Series 2017-4, Class M45T, 4.50%, 6/25/2057	583	554
Series 2019-1, Class MT, 3.50%, 7/25/2058	326	291
Series 2019-2, Class M55D, 4.00%, 8/25/2058	861	804
Series 2019-3, Class M55D, 4.00%, 10/25/2058	879	817
Series 2019-4, Class M55D, 4.00%, 2/25/2059	361	335
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-1, Class M55G, 3.00%, 8/25/2059	807	720
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	1,062	949
Series 2020-3, Class TTW, 3.00%, 5/25/2060	959	881
Series 2022-1, Class MTU, 3.25%, 11/25/2061	325	281
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (d) (h)	1,807	1,555
Total Collateralized Mortgage Obligations (Cost $21,303)		19,795
Commercial Mortgage-Backed Securities — 0.5%
BPR Trust Series 2021-KEN, Class A, 6.73%, 2/15/2029 (d) (h)	475	474
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (d)	670	623
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 7.14%, 7/25/2041 (d) (h)	812	760
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.60%, 7/25/2024 (h)	52,993	104
Series K-1511, Class A1, 3.28%, 10/25/2030	669	640
Series K754, Class AM, 4.94%, 11/25/2030 (h)	610	627
Series K-1510, Class A2, 3.72%, 1/25/2031	265	253
Series K-150, Class A2, 3.71%, 9/25/2032 (h)	800	758
FNMA ACES
Series 2017-M11, Class A2, 2.98%, 8/25/2029	560	522
Series 2020-M50, Class X1, IO, 1.83%, 10/25/2030 (h)	2,063	128
Series 2021-M11, Class A2, 1.46%, 3/25/2031 (h)	554	450
Series 2022-M3, Class A2, 1.71%, 11/25/2031 (h)	725	595
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (h)	1,590	1,331
Series 2022-M2S, Class A1, 3.75%, 5/25/2032 (h)	794	771
Series 2023-M8, Class A2, 4.47%, 3/25/2033 (h)	830	833
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	69	66
Series 2021-M3, Class X1, IO, 1.92%, 11/25/2033 (h)	1,290	106
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (d) (h)	570	513
Series 2015-K48, Class C, 3.65%, 8/25/2048 (d) (h)	40	39
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	83

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
Series 2016-K56, Class B, 3.95%, 6/25/2049 (d) (h)	415	400
Series 2016-K58, Class B, 3.74%, 9/25/2049 (d) (h)	415	398
Series 2017-K728, Class C, 3.72%, 11/25/2050 (d) (h)	225	220
Multi-Family Connecticut Avenue Securities Trust Series 2023-01, Class M7, 9.34%, 11/25/2053 (d) (h)	785	796
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	925	764
Total Commercial Mortgage-Backed Securities (Cost $12,659)		12,171
Foreign Government Securities — 0.0% ^
Kingdom of Saudi Arabia 2.25%, 2/2/2033 (d)	200	165
Republic of Panama 3.16%, 1/23/2030	300	255
Republic of Peru 2.78%, 12/1/2060	147	91
United Mexican States
3.50%, 2/12/2034	730	618
6.34%, 5/4/2053	200	204
Total Foreign Government Securities (Cost $1,591)		1,333
Municipal Bonds — 0.0% (j) ^
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Winter Storm URI Series 2023A-2, 5.17%, 4/1/2041 (Cost $205)	205	212
	SHARES (000)
Short-Term Investments — 2.3%
Investment Companies — 2.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (k) (Cost $55,706)	55,706	55,706
Total Investments — 100.1% (Cost $2,150,791)		2,459,714
Liabilities in Excess of Other Assets — (0.1)%		(2,509)
NET ASSETS — 100.0%		2,457,205

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of December 31, 2023.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2023.
(f)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
December 31, 2023 is $372 or 0.02% of the Fund’s
net assets as of December 31, 2023.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

(g)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2023.

(h)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2023.

(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(k)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	118	03/15/2024	USD	12,082	934
S&P MidCap 400 E-Mini Index	43	03/15/2024	USD	12,080	686
U.S. Treasury 10 Year Note	764	03/19/2024	USD	86,129	2,539
U.S. Treasury 5 Year Note	44	03/28/2024	USD	4,782	95
					4,254
Short Contracts
MSCI EAFE E-Mini Index	(223)	03/15/2024	USD	(25,114)	(996)
MSCI Emerging Markets E-Mini Index	(597)	03/15/2024	USD	(30,856)	(1,501)
S&P 500 E-Mini Index	(51)	03/15/2024	USD	(12,288)	(454)
					(2,951)
					1,303

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	85

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 55.6%
Fixed Income — 16.4%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	45,384	329,490
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	245	1,504
JPMorgan High Yield Fund Class R6 Shares (a)	13,777	88,585
Total Fixed Income		419,579
International Equity — 3.3%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,528	85,736
U.S. Equity — 35.9%
JPMorgan Equity Index Fund Class R6 Shares (a)	12,840	918,331
Total Investment Companies (Cost $1,167,273)		1,423,646
Exchange-Traded Funds — 37.3%
Alternative Assets — 1.5%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	415	37,052
Fixed Income — 5.3%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	2,899	134,882
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	30	1,377
Total Fixed Income		136,259
International Equity — 23.1%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	1,721	85,356
JPMorgan BetaBuilders International Equity ETF (a)	8,908	507,140
Total International Equity		592,496
U.S. Equity — 7.4%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,230	104,203
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,389	85,417
Total U.S. Equity		189,620
Total Exchange-Traded Funds (Cost $850,449)		955,427
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.5%
U.S. Treasury Bonds
4.63%, 2/15/2040	1,100	1,178
1.75%, 8/15/2041	1,410	981
3.38%, 8/15/2042	1,420	1,266
3.13%, 2/15/2043	1,910	1,633
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

3.88%, 2/15/2043	605	577
2.25%, 8/15/2046	120	85
3.00%, 8/15/2048	1,530	1,245
1.38%, 8/15/2050	1,234	688
1.63%, 11/15/2050	2,119	1,262
4.13%, 8/15/2053	980	991
U.S. Treasury Notes
4.13%, 1/31/2025 (b)	6,316	6,276
4.00%, 12/15/2025 (b)	2,850	2,835
4.25%, 12/31/2025	2,755	2,755
0.63%, 12/31/2027	2,400	2,110
3.50%, 1/31/2028	2,000	1,968
1.38%, 10/31/2028	3,690	3,284
3.13%, 8/31/2029	1,053	1,011
3.88%, 9/30/2029	570	569
3.50%, 1/31/2030	1,060	1,037
3.63%, 3/31/2030	800	788
4.88%, 10/31/2030	1,200	1,269
2.75%, 8/15/2032	1,237	1,133
3.50%, 2/15/2033	1,250	1,212
3.88%, 8/15/2033	455	454
U.S. Treasury STRIPS Bonds 4.74%, 11/15/2040 (c)	540	260
Total U.S. Treasury Obligations (Cost $37,264)		36,867
Mortgage-Backed Securities — 1.1%
FHLMC Gold Pools, Other
Pool # WA4424, 4.40%, 12/1/2027	391	390
Pool # WN1157, 1.80%, 11/1/2028	335	296
Pool # WA1626, 3.45%, 8/1/2032	490	455
Pool # WN3225, 3.80%, 10/1/2034	200	188
Pool # WS4004, 4.40%, 9/1/2036	300	293
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	101	96
Pool # QA6772, 3.50%, 1/1/2050	399	372
Pool # RA4224, 3.00%, 11/1/2050	197	175
Pool # QB8503, 2.50%, 2/1/2051	229	196
Pool # QC4789, 3.00%, 7/1/2051	146	129
Pool # QE1637, 4.00%, 5/1/2052	66	63
Pool # QE1832, 4.50%, 5/1/2052	78	77
FNMA UMBS, 30 Year
Pool # BO1362, 4.00%, 6/1/2049	90	87
Pool # FM3118, 3.00%, 5/1/2050	146	132
Pool # CA6635, 2.50%, 8/1/2050	124	107
SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BR4318, 3.00%, 1/1/2051	306	272
Pool # BQ8009, 4.00%, 2/1/2051	444	426
Pool # BQ8010, 4.00%, 2/1/2051	504	483
Pool # CB0458, 2.50%, 5/1/2051	467	401
Pool # CB2094, 3.00%, 11/1/2051	316	281
Pool # BU1805, 2.50%, 12/1/2051	250	213
Pool # CB2637, 2.50%, 1/1/2052	221	188
Pool # BU3079, 3.00%, 1/1/2052	95	84
Pool # BV0273, 3.00%, 1/1/2052	112	99
Pool # CB2670, 3.00%, 1/1/2052	170	151
Pool # BV4831, 3.00%, 2/1/2052	92	81
Pool # BV0295, 3.50%, 2/1/2052	226	211
Pool # BV6743, 4.50%, 5/1/2052	92	90
Pool # BV9515, 6.00%, 6/1/2052	94	96
Pool # BY4714, 5.00%, 6/1/2053	297	294
FNMA, Other
Pool # AM4660, 3.77%, 12/1/2025	59	58
Pool # BL2588, 2.97%, 8/1/2026	290	279
Pool # BS7317, 5.35%, 11/1/2027	447	459
Pool # BS7576, 4.86%, 12/1/2027	270	273
Pool # AM3010, 5.07%, 3/1/2028	105	107
Pool # BS6144, 3.97%, 1/1/2029	345	339
Pool # AM5319, 4.34%, 1/1/2029	92	91
Pool # BS8149, 4.97%, 9/1/2029	300	308
Pool # BS4290, 1.95%, 10/1/2029	500	433
Pool # BL4956, 2.41%, 11/1/2029	316	284
Pool # BS7361, 4.76%, 1/1/2030	520	529
Pool # BL9252, 1.37%, 3/1/2030	112	94
Pool # BS0154, 1.28%, 4/1/2030	76	63
Pool # AM4789, 4.18%, 11/1/2030	53	51
Pool # BL9494, 1.46%, 12/1/2030	75	61
Pool # BL9652, 1.56%, 12/1/2030	392	330
Pool # BS6024, 3.96%, 2/1/2031	210	203
Pool # BS7290, 5.64%, 2/1/2031	546	580
Pool # BS7121, 5.15%, 3/1/2031	400	414
Pool # BS6203, 4.26%, 4/1/2031	148	145
Pool # BS8442, 4.74%, 4/1/2031	314	318
Pool # BS2915, 1.87%, 5/1/2031	60	50
Pool # BL2999, 3.15%, 6/1/2031	807	744
Pool # BS7813, 4.83%, 6/1/2031	209	213
Pool # BS6802, 4.93%, 6/1/2031	300	306
Pool # BL3774, 2.77%, 8/1/2031	100	89
Pool # BL3648, 2.85%, 8/1/2031	100	90
Pool # BL3700, 2.92%, 8/1/2031	100	90
Pool # BS5580, 3.68%, 1/1/2032	230	217
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BS4654, 2.39%, 3/1/2032	242	209
Pool # BL5680, 2.44%, 3/1/2032	365	314
Pool # AN5952, 3.01%, 7/1/2032	101	92
Pool # AN6149, 3.14%, 7/1/2032	130	117
Pool # BS5530, 3.30%, 7/1/2032	422	386
Pool # BS8070, 5.35%, 7/1/2032	400	422
Pool # BS6345, 3.91%, 8/1/2032	115	110
Pool # BS6822, 3.81%, 10/1/2032	220	209
Pool # BS8528, 4.31%, 10/1/2032	520	512
Pool # BS6872, 4.41%, 10/1/2032	85	85
Pool # BS6928, 4.55%, 10/1/2032	90	90
Pool # BS6954, 4.93%, 10/1/2032	175	180
Pool # BS6819, 4.12%, 11/1/2032	275	268
Pool # BS7090, 4.45%, 12/1/2032	510	509
Pool # BS8428, 4.41%, 1/1/2033	355	352
Pool # BS5357, 3.41%, 3/1/2033	169	155
Pool # BS8416, 4.56%, 5/1/2033	165	166
Pool # AN9752, 3.65%, 7/1/2033	310	290
Pool # BS5511, 3.45%, 8/1/2033	224	206
Pool # BS5127, 3.15%, 9/1/2033	130	116
Pool # BZ0430, 4.32%, 2/1/2034 (d)	450	444
Pool # BL7124, 1.93%, 6/1/2035	158	126
Pool # BZ0217, 5.22%, 8/1/2035 (d)	350	361
Pool # AN0375, 3.76%, 12/1/2035	165	154
Pool # BF0045, 4.50%, 3/1/2052	60	59
Pool # BF0091, 3.50%, 5/1/2056	243	224
Pool # BF0108, 4.50%, 6/1/2056	114	112
Pool # BF0189, 3.00%, 6/1/2057	148	131
Pool # BF0230, 5.50%, 1/1/2058	232	240
Pool # BF0497, 3.00%, 7/1/2060	134	115
Pool # BF0580, 3.50%, 12/1/2061	128	118
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 1/25/2054 (d)	130	111
GNMA II, 30 Year
Pool # 783525, 4.50%, 12/20/2031	21	21
Pool # 784602, 4.00%, 5/20/2038	81	79
Pool # BS8546, 2.50%, 12/20/2050	267	229
Pool # 785294, 3.50%, 1/20/2051	280	257
Pool # CA8452, 3.00%, 2/20/2051	408	374
Pool # CA9005, 3.00%, 2/20/2051	386	362
Pool # CB1543, 3.00%, 2/20/2051	276	250
Pool # CA3588, 3.50%, 2/20/2051	269	250
Pool # CB1536, 3.50%, 2/20/2051	656	613
Pool # CB1542, 3.00%, 3/20/2051	280	254
Pool # CB4433, 3.00%, 3/20/2051	508	452
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	87

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CC0070, 3.00%, 3/20/2051	43	40
Pool # CC8726, 3.00%, 3/20/2051	54	49
Pool # CC8738, 3.00%, 3/20/2051	75	68
Pool # CC8723, 3.50%, 3/20/2051	690	642
Pool # CC0088, 4.00%, 3/20/2051	16	16
Pool # CC0092, 4.00%, 3/20/2051	31	30
Pool # CC8727, 3.00%, 4/20/2051	96	87
Pool # CC8739, 3.00%, 4/20/2051	269	244
Pool # CC8740, 3.00%, 4/20/2051	227	206
Pool # CC8751, 3.00%, 4/20/2051	55	50
Pool # CE9911, 3.00%, 7/20/2051	144	131
Pool # CE9913, 3.00%, 7/20/2051	84	76
Pool # CE9914, 3.00%, 7/20/2051	85	77
Pool # CE9915, 3.00%, 7/20/2051	125	115
Pool # CA3563, 3.50%, 7/20/2051	280	263
Pool # CE2586, 3.50%, 7/20/2051	308	287
Pool # CK1527, 3.50%, 12/20/2051	201	187
Pool # CJ8184, 3.50%, 1/20/2052	217	202
Pool # CK2716, 3.50%, 2/20/2052	188	173
Pool # CK8295, 5.00%, 3/20/2052	141	140
Pool # CN3557, 4.50%, 5/20/2052	112	111
Pool # CN3127, 5.00%, 8/20/2052	142	142
Pool # CU6748, 6.00%, 9/20/2053	299	304
GNMA II, Other
Pool # CT6280, 3.50%, 2/20/2062	209	186
Pool # CV6672, 5.00%, 7/20/2062	184	180
Pool # CU1093, 5.50%, 6/20/2063	269	268
Pool # CU1092, 6.00%, 6/20/2063	267	270
Pool # CT6283, 6.00%, 7/20/2063	235	237
Pool # CW0095, 6.00%, 7/20/2063	214	217
Total Mortgage-Backed Securities (Cost $30,623)		28,766
Corporate Bonds — 1.0%
Aerospace & Defense — 0.1%
Boeing Co. (The) 2.70%, 2/1/2027	664	626
L3Harris Technologies, Inc. 5.40%, 7/31/2033	61	63
Leidos, Inc. 5.75%, 3/15/2033	50	52
Northrop Grumman Corp.
5.15%, 5/1/2040	37	37
3.85%, 4/15/2045	90	76
RTX Corp.
2.25%, 7/1/2030	80	69
5.15%, 2/27/2033	44	45
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
3.75%, 11/1/2046	80	64
2.82%, 9/1/2051	70	46
		1,078
Automobiles — 0.0% ^
Hyundai Capital America 2.38%, 10/15/2027 (e)	198	178
Banks — 0.3%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 6.58%, 10/13/2026 (e) (f)	200	203
Banco Santander SA (Spain) 5.59%, 8/8/2028	200	204
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (f)	106	98
(3-MONTH CME TERM SOFR + 1.77%), 3.71%, 4/24/2028 (f)	278	265
(SOFR + 1.58%), 4.38%, 4/27/2028 (f)	65	63
(SOFR + 1.63%), 5.20%, 4/25/2029 (f)	130	131
(SOFR + 1.57%), 5.82%, 9/15/2029 (f)	130	134
(SOFR + 1.33%), 2.97%, 2/4/2033 (f)	310	264
(SOFR + 1.91%), 5.29%, 4/25/2034 (f)	140	140
(SOFR + 1.84%), 5.87%, 9/15/2034 (f)	80	84
Bank of Montreal (Canada) 5.72%, 9/25/2028	90	93
Barclays plc (United Kingdom) (SOFR + 1.88%), 6.50%, 9/13/2027 (f)	200	206
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (e) (f)	250	233
Citigroup, Inc.
(3-MONTH CME TERM SOFR + 1.41%), 3.52%, 10/27/2028 (f)	100	95
(SOFR + 1.35%), 3.06%, 1/25/2033 (f)	180	154
(3-MONTH CME TERM SOFR + 1.43%), 3.88%, 1/24/2039 (f)	88	76
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.56%, 2/28/2029 (e) (f)	250	254
Credit Agricole SA (France)
4.38%, 3/17/2025 (e)	200	196
(SOFR + 0.89%), 1.25%, 1/26/2027 (e) (f)	250	230
Federation des Caisses Desjardins du Quebec (Canada) 5.70%, 3/14/2028 (e)	200	206
HSBC Holdings plc (United Kingdom) (SOFR + 1.73%), 2.01%, 9/22/2028 (f)	400	356
SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (f)	200	183
Mizuho Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (f)	235	242
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.74%, 5/27/2031 (f)	250	257
NatWest Group plc (United Kingdom) (3-MONTH SOFR + 1.87%), 4.45%, 5/8/2030 (f)	200	192
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (f)	66	65
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (f)	250	233
(SOFR + 1.22%), 2.47%, 1/11/2028 (f)	200	182
Societe Generale SA (France) 4.25%, 4/14/2025 (e)	400	391
Toronto-Dominion Bank (The) (Canada)
5.16%, 1/10/2028	40	41
5.52%, 7/17/2028	25	26
Truist Financial Corp.
(SOFR + 2.05%), 6.05%, 6/8/2027 (f)	50	51
(SOFR + 2.45%), 7.16%, 10/30/2029 (f)	65	70
(SOFR + 1.85%), 5.12%, 1/26/2034 (f)	35	34
Wells Fargo & Co.
4.30%, 7/22/2027	344	337
(SOFR + 1.74%), 5.57%, 7/25/2029 (f)	85	87
(SOFR + 1.99%), 5.56%, 7/25/2034 (f)	30	30
(SOFR + 2.53%), 3.07%, 4/30/2041 (f)	18	14
(SOFR + 2.13%), 4.61%, 4/25/2053 (f)	120	108
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040 (g)	44	30
3.13%, 11/18/2041 (g)	45	31
		6,289
Beverages — 0.0% ^
Constellation Brands, Inc. 4.50%, 5/9/2047	210	187
Biotechnology — 0.0% ^
AbbVie, Inc. 4.05%, 11/21/2039	300	271
Amgen, Inc.
5.25%, 3/2/2033	75	77
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Biotechnology — continued
3.15%, 2/21/2040	96	75
3.00%, 1/15/2052	70	49
Gilead Sciences, Inc. 2.60%, 10/1/2040	52	38
		510
Broadline Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	150	131
Building Products — 0.0% ^
Trane Technologies Financing Ltd. 5.25%, 3/3/2033	40	41
Capital Markets — 0.1%
Bank of New York Mellon Corp. (The)
(SOFR + 1.60%), 6.32%, 10/25/2029 (f)	65	69
(SOFR + 1.85%), 6.47%, 10/25/2034 (f)	60	66
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	62	45
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (f)	300	281
(SOFR + 1.32%), 2.55%, 1/7/2028 (f)	150	138
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	290	285
(SOFR + 1.11%), 2.64%, 2/24/2028 (f)	450	417
(SOFR + 1.77%), 6.48%, 10/24/2029 (f)	80	85
Macquarie Group Ltd. (Australia) (SOFR + 1.53%), 2.87%, 1/14/2033 (e) (f)	150	123
Morgan Stanley
(SOFR + 1.73%), 5.12%, 2/1/2029 (f)	110	111
(SOFR + 1.59%), 5.16%, 4/20/2029 (f)	105	106
(SOFR + 1.63%), 5.45%, 7/20/2029 (f)	20	20
(SOFR + 1.20%), 2.51%, 10/20/2032 (f)	250	207
(SOFR + 1.49%), 3.22%, 4/22/2042 (f)	40	31
Nasdaq, Inc. 5.55%, 2/15/2034	30	31
Nomura Holdings, Inc. (Japan) 6.07%, 7/12/2028	200	207
State Street Corp. (SOFR + 1.57%), 4.82%, 1/26/2034 (f)	40	39
UBS Group AG (Switzerland) 4.28%, 1/9/2028 (e)	500	484
		2,745
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	70	72
EIDP, Inc. 4.80%, 5/15/2033	75	76
LYB International Finance III LLC 1.25%, 10/1/2025	30	28
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	89

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Chemicals — continued
Nutrien Ltd. (Canada) 4.90%, 3/27/2028	86	87
RPM International, Inc. 2.95%, 1/15/2032	61	51
		314
Commercial Services & Supplies — 0.0% ^
Element Fleet Management Corp. (Canada) 6.32%, 12/4/2028 (e)	50	52
Consumer Finance — 0.1%
AerCap Ireland Capital DAC (Ireland)
2.45%, 10/29/2026	300	278
6.10%, 1/15/2027	150	153
Avolon Holdings Funding Ltd. (Ireland)
5.50%, 1/15/2026 (e)	259	257
2.53%, 11/18/2027 (e)	369	327
Capital One Financial Corp.
3.80%, 1/31/2028	102	97
(SOFR + 1.27%), 2.62%, 11/2/2032 (f)	45	36
General Motors Financial Co., Inc. 3.80%, 4/7/2025	105	103
		1,251
Consumer Staples Distribution & Retail — 0.0% ^
7-Eleven, Inc. 1.80%, 2/10/2031 (e)	140	114
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (e)	60	45
3.63%, 5/13/2051 (e)	65	48
		207
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (e)	49	44
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	20	17
Diversified REITs — 0.0% ^
Safehold GL Holdings LLC 2.85%, 1/15/2032	80	65
WP Carey, Inc.
2.40%, 2/1/2031	36	30
2.45%, 2/1/2032	40	33
		128
Diversified Telecommunication Services — 0.0% ^
AT&T, Inc.
5.40%, 2/15/2034	40	41
3.50%, 6/1/2041	128	102
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued
3.55%, 9/15/2055	76	55
Sprint Capital Corp. 6.88%, 11/15/2028	30	32
Verizon Communications, Inc.
2.10%, 3/22/2028	14	13
3.15%, 3/22/2030	124	113
5.05%, 5/9/2033	115	117
2.65%, 11/20/2040	44	32
		505
Electric Utilities — 0.1%
AEP Transmission Co. LLC 5.40%, 3/15/2053	60	62
Baltimore Gas and Electric Co. 5.40%, 6/1/2053	85	88
Consumers 2023 Securitization Funding LLC Series A2, 5.21%, 9/1/2030	217	222
DTE Electric Co. 5.40%, 4/1/2053	75	79
Duke Energy Corp. 6.10%, 9/15/2053	70	76
Duke Energy Florida LLC 5.95%, 11/15/2052	62	68
Duke Energy Progress LLC 2.90%, 8/15/2051	40	27
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (e)	20	16
Emera US Finance LP (Canada) 4.75%, 6/15/2046	52	43
Entergy Louisiana LLC 4.00%, 3/15/2033	40	37
Entergy Mississippi LLC 5.00%, 9/1/2033	100	101
Evergy Metro, Inc. 4.95%, 4/15/2033	89	89
Evergy Missouri West, Inc. 5.15%, 12/15/2027 (e)	71	71
Eversource Energy 3.38%, 3/1/2032	70	62
Fells Point Funding Trust 3.05%, 1/31/2027 (e)	215	203
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (e)	44	38
Florida Power & Light Co. 5.30%, 4/1/2053	50	52
Indiana Michigan Power Co. 3.25%, 5/1/2051	55	39
Massachusetts Electric Co. 4.00%, 8/15/2046 (e)	13	10
MidAmerican Energy Co. 5.85%, 9/15/2054	40	44
Monongahela Power Co. 5.85%, 2/15/2034 (e)	30	32
Nevada Power Co. 6.00%, 3/15/2054	30	33
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (e)	62	40
Northern States Power Co. 5.10%, 5/15/2053	100	101
NRG Energy, Inc. 2.45%, 12/2/2027 (e)	118	106
Ohio Power Co. 5.00%, 6/1/2033	70	70
Pacific Gas and Electric Co.
6.40%, 6/15/2033	75	79
3.75%, 8/15/2042 (h)	62	46
6.75%, 1/15/2053	5	5
SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	65	67
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	30	28
Series A-5, 5.10%, 6/1/2052	35	35
PPL Electric Utilities Corp. 5.25%, 5/15/2053	45	46
Public Service Co. of Oklahoma 5.25%, 1/15/2033	70	71
SCE Recovery Funding LLC Series A-1, 4.70%, 6/15/2040	53	52
Sierra Pacific Power Co. 5.90%, 3/15/2054 (e)	60	64
Sigeco Securitization I LLC Series A1, 5.03%, 11/15/2036	53	53
Southern California Edison Co.
Series C, 4.13%, 3/1/2048	30	25
5.70%, 3/1/2053	25	26
5.88%, 12/1/2053	67	72
Southern Co. (The) 5.70%, 3/15/2034	40	42
Tucson Electric Power Co. 5.50%, 4/15/2053	90	92
Union Electric Co.
3.90%, 4/1/2052	43	35
5.45%, 3/15/2053	50	52
Vistra Operations Co. LLC 4.88%, 5/13/2024 (e)	96	96
		2,795
Entertainment — 0.0% ^
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	79	77
Financial Services — 0.0% ^
Corebridge Financial, Inc. 3.65%, 4/5/2027	35	34
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	52	38
		72
Food Products — 0.0% ^
J M Smucker Co. (The)
6.20%, 11/15/2033	30	33
6.50%, 11/15/2053	25	29
JBS USA LUX SA 6.75%, 3/15/2034 (e)	80	84
Kellanova 5.25%, 3/1/2033	56	58
Kraft Heinz Foods Co.
4.63%, 10/1/2039	55	51
4.38%, 6/1/2046	29	25
Smithfield Foods, Inc. 3.00%, 10/15/2030 (e)	118	97
		377
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	45	30
Southern California Gas Co. 6.35%, 11/15/2052	125	143
		173
Ground Transportation — 0.0% ^
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	37	33
Penske Truck Leasing Co. LP 6.05%, 8/1/2028 (e)	80	83
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (e)	150	137
Union Pacific Corp.
3.55%, 8/15/2039	70	60
3.50%, 2/14/2053	50	40
		353
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	18	17
DH Europe Finance II SARL 3.25%, 11/15/2039	30	25
		42
Health Care Providers & Services — 0.0% ^
AHS Hospital Corp. 5.02%, 7/1/2045	40	39
Banner Health 1.90%, 1/1/2031	100	83
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	25	16
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	70	47
CommonSpirit Health 2.78%, 10/1/2030	74	64
CVS Health Corp.
5.25%, 2/21/2033	60	61
2.70%, 8/21/2040	92	66
HCA, Inc.
5.50%, 6/1/2033	110	112
5.50%, 6/15/2047	25	24
3.50%, 7/15/2051	23	16
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	45	30
UnitedHealth Group, Inc. 5.88%, 2/15/2053	25	28
		586
Health Care REITs — 0.0% ^
Healthcare Realty Holdings LP 2.00%, 3/15/2031	88	70
Physicians Realty LP 2.63%, 11/1/2031	25	21
Sabra Health Care LP 3.20%, 12/1/2031	45	37
		128
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	52	39
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	91

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Household Durables — 0.0% ^
MDC Holdings, Inc. 3.97%, 8/6/2061	55	36
Independent Power and Renewable Electricity Producers — 0.0% ^
Constellation Energy Generation LLC
3.25%, 6/1/2025	194	188
5.80%, 3/1/2033	59	62
5.75%, 10/1/2041	40	40
Southern Power Co. 5.15%, 9/15/2041	74	70
		360
Industrial REITs — 0.0% ^
Prologis LP 4.75%, 6/15/2033	50	51
Insurance — 0.1%
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	40	33
Brown & Brown, Inc. 2.38%, 3/15/2031	92	75
Corebridge Global Funding 5.90%, 9/19/2028 (e)	60	62
F&G Global Funding 1.75%, 6/30/2026 (e)	40	36
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (e)	30	30
Jackson National Life Global Funding 3.05%, 4/29/2026 (e)	250	236
Mutual of Omaha Cos. Global Funding 5.45%, 12/12/2028 (e)	100	102
New York Life Insurance Co. 3.75%, 5/15/2050 (e)	156	125
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (e)	40	35
Prudential Funding Asia plc (Hong Kong) 3.13%, 4/14/2030	60	54
Teachers Insurance & Annuity Association of America
4.27%, 5/15/2047 (e)	70	61
3.30%, 5/15/2050 (e)	96	71
		920
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc. 5.60%, 5/15/2053	75	81
IT Services — 0.0% ^
CGI, Inc. (Canada) 2.30%, 9/14/2031	75	61
Machinery — 0.0% ^
Otis Worldwide Corp.
5.25%, 8/16/2028	80	82
3.11%, 2/15/2040	86	69
		151
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — 0.0% ^
Charter Communications Operating LLC
2.80%, 4/1/2031	142	120
3.50%, 3/1/2042	35	24
3.70%, 4/1/2051	96	62
Comcast Corp.
4.65%, 2/15/2033	110	111
3.25%, 11/1/2039	84	68
2.80%, 1/15/2051	130	87
5.35%, 5/15/2053	180	186
		658
Metals & Mining — 0.0% ^
BHP Billiton Finance USA Ltd. (Australia) 5.25%, 9/8/2030	100	104
Glencore Funding LLC (Australia) 5.40%, 5/8/2028 (e)	75	76
		180
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	44	30
Consolidated Edison Co. of New York, Inc. 6.15%, 11/15/2052	70	79
Consumers Energy Co.
4.63%, 5/15/2033	75	75
3.25%, 8/15/2046	30	24
DTE Energy Co. 4.88%, 6/1/2028	100	101
Puget Energy, Inc. 2.38%, 6/15/2028	54	48
San Diego Gas & Electric Co. 2.95%, 8/15/2051	70	49
Southern Co. Gas Capital Corp. 5.75%, 9/15/2033	50	52
		458
Office REITs — 0.0% ^
Corporate Office Properties LP 2.75%, 4/15/2031	54	44
Oil, Gas & Consumable Fuels — 0.1%
BP Capital Markets America, Inc.
3.63%, 4/6/2030	73	70
2.77%, 11/10/2050	44	29
Enbridge, Inc. (Canada) 5.70%, 3/8/2033	60	62
Energy Transfer LP
6.00%, 2/1/2029 (e)	45	45
5.00%, 5/15/2044 (h)	105	92
Exxon Mobil Corp. 3.00%, 8/16/2039	146	117
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (e)	40	33
SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
4.32%, 12/30/2039 (e)	30	22
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (e)	198	188
MPLX LP 4.50%, 4/15/2038	52	46
NGPL PipeCo LLC 3.25%, 7/15/2031 (e)	40	35
Phillips 66 Co. 5.30%, 6/30/2033	50	51
Plains All American Pipeline LP 4.65%, 10/15/2025	132	131
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	96	75
Williams Cos., Inc. (The) 5.65%, 3/15/2033	40	42
		1,038
Personal Care Products — 0.0% ^
Kenvue, Inc. 5.20%, 3/22/2063	70	73
Pharmaceuticals — 0.1%
Merck & Co., Inc.
5.00%, 5/17/2053	50	51
5.15%, 5/17/2063	40	42
Pfizer Investment Enterprises Pte. Ltd.
4.75%, 5/19/2033	60	60
5.30%, 5/19/2053	110	112
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	400	308
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	60	58
Zoetis, Inc. 5.60%, 11/16/2032	100	107
		738
Professional Services — 0.0% ^
Verisk Analytics, Inc. 5.75%, 4/1/2033	50	54
Residential REITs — 0.0% ^
UDR, Inc. 2.10%, 8/1/2032	88	69
Retail REITs — 0.0% ^
Brixmor Operating Partnership LP
2.25%, 4/1/2028	40	35
2.50%, 8/16/2031	20	17
NNN REIT, Inc. 5.60%, 10/15/2033	50	52
		104
Semiconductors & Semiconductor Equipment — 0.0% ^
Analog Devices, Inc. 2.80%, 10/1/2041	46	34
Broadcom, Inc. 3.19%, 11/15/2036 (e)	148	120
Intel Corp.
5.63%, 2/10/2043	5	6
5.70%, 2/10/2053	51	55
KLA Corp. 3.30%, 3/1/2050	130	99
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
NXP BV (China)
2.50%, 5/11/2031	70	59
5.00%, 1/15/2033	30	30
3.25%, 5/11/2041	75	57
QUALCOMM, Inc. 4.50%, 5/20/2052	30	28
Texas Instruments, Inc. 5.05%, 5/18/2063	59	61
		549
Software — 0.0% ^
Intuit, Inc. 5.50%, 9/15/2053	30	33
Oracle Corp.
4.90%, 2/6/2033	60	60
3.80%, 11/15/2037	184	156
5.55%, 2/6/2053	50	50
Roper Technologies, Inc. 1.75%, 2/15/2031	47	39
		338
Specialized REITs — 0.0% ^
American Tower Corp. 1.88%, 10/15/2030	256	210
Crown Castle, Inc. 5.80%, 3/1/2034	35	36
CubeSmart LP 2.00%, 2/15/2031	102	83
Equinix, Inc. 2.00%, 5/15/2028	89	79
Extra Space Storage LP
5.90%, 1/15/2031	60	63
2.40%, 10/15/2031	60	50
		521
Specialty Retail — 0.0% ^
Advance Auto Parts, Inc. 5.95%, 3/9/2028	100	100
Home Depot, Inc. (The) 3.63%, 4/15/2052	45	36
Lowe's Cos., Inc. 3.70%, 4/15/2046	162	128
		264
Technology Hardware, Storage & Peripherals — 0.0% ^
Apple, Inc. 2.70%, 8/5/2051	120	82
Tobacco — 0.0% ^
Altria Group, Inc. 2.45%, 2/4/2032	70	57
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	92	82
4.39%, 8/15/2037	55	46
3.73%, 9/25/2040	96	71
		256
Wireless Telecommunication Services — 0.0% ^
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052	35	31
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	93

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Wireless Telecommunication Services — continued
T-Mobile USA, Inc.
2.55%, 2/15/2031	100	86
5.05%, 7/15/2033	150	151
		268
Total Corporate Bonds (Cost $27,700)		25,673
Asset-Backed Securities — 0.5%
ACC Auto Trust Series 2021-A, Class B, 1.79%, 4/15/2027 (e)	30	30
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (e)	53	48
ACM Auto Trust Series 2023-1A, Class A, 6.61%, 1/22/2030 (e)	18	18
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 6.30%, 12/18/2037 (e) (i)	76	75
Series 2021-FL4, Class AS, 6.57%, 12/18/2037 (e) (i)	115	113
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (e) (h)	262	255
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (e)	170	152
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	117	106
Series 2016-3, Class AA, 3.00%, 10/15/2028	81	73
Series 2021-1, Class B, 3.95%, 7/11/2030	167	149
American Credit Acceptance Receivables Trust Series 2023-1, Class D, 6.35%, 4/12/2029 (e)	100	100
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (e)	202	195
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (e)	100	93
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (e)	100	93
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (e)	100	89
British Airways Pass-Through Trust (United Kingdom) Series 2013-1, Class A, 4.63%, 6/20/2024 (e)	164	163
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (e)	57	55
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (e)	88	81
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (e)	136	124
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (e)	121	115
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (e)	181	158
CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (e)	30	29
Credit Acceptance Auto Loan Trust Series 2023-5A, Class B, 6.71%, 2/15/2034 (e)	155	157
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (e)	7	6
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (e)	265	240
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (e)	44	41
Series 2021-1A, Class C, 2.70%, 11/21/2033 (e)	50	46
DT Auto Owner Trust
Series 2022-2A, Class D, 5.46%, 3/15/2028 (e)	90	89
Series 2023-1A, Class C, 5.55%, 10/16/2028 (e)	190	188
Series 2023-2A, Class D, 6.62%, 2/15/2029 (e)	130	130
Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 (e)	100	92
Exeter Automobile Receivables Trust
Series 2021-1A, Class C, 0.74%, 1/15/2026	6	6
Series 2022-5A, Class C, 6.51%, 12/15/2027	115	116
Series 2023-5A, Class C, 6.85%, 1/16/2029	120	123
FHF Trust
Series 2021-1A, Class A, 1.27%, 3/15/2027 (e)	88	85
Series 2023-1A, Class A2, 6.57%, 6/15/2028 (e)	195	195
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (e)	260	229
Series 2022-SFR1, Class E1, 5.00%, 5/19/2039 (e)	100	93
Flagship Credit Auto Trust Series 2023-1, Class C, 5.43%, 5/15/2029 (e)	240	236
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (e) (i)	150	130
Foundation Finance Trust Series 2023-2A, Class A, 6.53%, 6/15/2049 (e)	256	261
SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Hilton Grand Vacations Trust Series 2022-2A, Class B, 4.74%, 1/25/2037 (e)	328	319
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (e)	221	199
Series 2021-3, Class D, 3.00%, 1/17/2041 (e)	142	122
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	63	65
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (e)	55	53
Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 (e)	1	—
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (e)	10	9
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (e)	195	177
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 (e)	142	129
New Residential Mortgage Loan Trust Series 2022-SFR1, Class D, 3.30%, 2/17/2039 (e)	310	278
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (e)	156	154
NRZ Excess Spread-Collateralized Notes
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (e)	147	137
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (e)	174	162
Octane Receivables Trust
Series 2021-1A, Class A, 0.93%, 3/22/2027 (e)	23	23
Series 2023-3A, Class B, 6.48%, 7/20/2029 (e)	140	143
Series 2023-1A, Class C, 6.37%, 9/20/2029 (e)	145	146
OneMain Direct Auto Receivables Trust
Series 2019-1A, Class B, 3.95%, 11/14/2028 (e)	225	217
Series 2022-1A, Class B, 5.07%, 6/14/2029 (e)	295	290
Series 2023-1A, Class A, 5.41%, 11/14/2029 (e)	190	191
Oportun Funding XIV LLC
Series 2021-A, Class A, 1.21%, 3/8/2028 (e)	60	57
Series 2021-A, Class B, 1.76%, 3/8/2028 (e)	189	180
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (e)	425	397
Pagaya AI Debt Selection Trust Series 2021-HG1, Class A, 1.22%, 1/16/2029 (e)	84	82
Pagaya AI Technology in Housing Trust Series 2023-1, Class C, 3.60%, 10/25/2040 (e)	270	234
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (e) (i)	69	68
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (e) (h)	189	190
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (e) (h)	153	149
Progress Residential Trust
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (e)	205	196
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (e)	453	409
Series 2023-SFR1, Class D, 4.65%, 3/17/2040 (e)	250	233
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (e) (i)	234	232
Series 2021-10, Class A1, 2.49%, 10/25/2026 (e) (h)	67	65
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (e)	185	177
Republic Finance Issuance Trust Series 2021-A, Class A, 2.30%, 12/22/2031 (e)	334	317
Santander Drive Auto Receivables Trust Series 2023-1, Class C, 5.09%, 5/15/2030	120	119
SCF Equipment Leasing LLC
Series 2022-2A, Class C, 6.50%, 8/20/2032 (e)	195	194
Series 2023-1A, Class C, 6.77%, 8/22/2033 (e)	170	176
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 (e)	60	57
Series 2021-2A, Class B, 1.80%, 9/20/2038 (e)	34	32
Series 2022-2A, Class C, 6.36%, 6/20/2040 (e)	152	152
Toyota Auto Loan Extended Note Trust Series 2023-1A, Class A, 4.93%, 6/25/2036 (e)	260	262
Tricon Residential Trust Series 2023-SFR2, Class C, 5.00%, 12/17/2028 (e)	105	100
United Airlines Pass-Through Trust
Series 2019-2, Class B, 3.50%, 5/1/2028	56	51
Series 2016-2, Class A, 3.10%, 10/7/2028	34	30
Series 2018-1, Class A, 3.70%, 3/1/2030	95	83
VCAT LLC Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (e) (h)	56	56
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (e) (h)	71	69
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (e) (h)	254	245
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (e) (h)	216	211
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	95

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (e) (h)	170	164
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (e) (h)	128	125
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (e) (h)	253	246
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (e) (h)	205	198
Westlake Automobile Receivables Trust
Series 2023-1A, Class C, 5.74%, 8/15/2028 (e)	200	199
Series 2023-4A, Class C, 6.64%, 11/15/2028 (e)	100	102
World Financial Network Credit Card Master Trust Series 2023-A, Class A, 5.02%, 3/15/2030	235	235
Total Asset-Backed Securities (Cost $14,139)		13,683
Collateralized Mortgage Obligations — 0.2%
Connecticut Avenue Securities Trust Series 2023-R06, Class 1M2, 8.04%, 7/25/2043 (e) (i)	190	194
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (e) (i)	164	159
FHLMC, REMIC
Series 2893, Class PE, 5.00%, 11/15/2034	263	264
Series 4065, Class QB, 3.00%, 6/15/2042	185	165
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	74	77
FNMA, Grantor Trust, Whole Loan
Series 2001-T12, Class A1, 6.50%, 8/25/2041	140	141
Series 2002-T4, Class A1, 6.50%, 12/25/2041	16	16
FNMA, REMIC
Series 2017-35, Class VA, 4.00%, 7/25/2028	109	106
Series 2018-72, Class VB, 3.50%, 10/25/2031	282	270
Series 2018-56, Class VN, 3.50%, 5/25/2038	180	164
Series 2011-41, Class KA, 4.00%, 1/25/2041	3	3
Series 2022-4, Class TA, 1.00%, 4/25/2051	246	196
Series 2019-7, Class CA, 3.50%, 11/25/2057	300	289
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	146	148
GNMA
Series 2019-85, Class QY, 3.00%, 7/20/2049	300	221
Series 2020-185, Class PE, 1.50%, 12/20/2050	267	207
Series 2021-83, Class KB, 1.25%, 5/20/2051	325	257
Series 2022-151, Class B, 4.25%, 9/20/2052	150	126
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2012-H31, Class FD, 5.78%, 12/20/2062 (i)	91	91
Series 2015-H16, Class FG, 5.88%, 7/20/2065 (i)	63	63
Series 2016-H13, Class FT, 6.02%, 5/20/2066 (i)	36	35
Series 2016-H26, Class FC, 6.44%, 12/20/2066 (i)	237	236
Series 2021-H14, Class YD, 7.73%, 6/20/2071 (i)	200	185
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (e) (h)	82	80
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 3.09%, 2/25/2026 (e) (i)	13	12
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	179	166
Series 2018-3, Class M55D, 4.00%, 8/25/2057 (i)	248	231
Series 2018-2, Class M55D, 4.00%, 11/25/2057	301	280
Series 2018-4, Class M55D, 4.00%, 3/25/2058	156	145
Series 2019-1, Class MT, 3.50%, 7/25/2058	83	74
Series 2019-2, Class M55D, 4.00%, 8/25/2058	263	246
Series 2019-3, Class MB, 3.50%, 10/25/2058	225	186
Series 2019-3, Class M55D, 4.00%, 10/25/2058	247	230
Series 2019-4, Class M55D, 4.00%, 2/25/2059	92	85
Series 2022-1, Class MTU, 3.25%, 11/25/2061	82	71
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (e) (i)	377	324
Total Collateralized Mortgage Obligations (Cost $6,126)		5,743
Commercial Mortgage-Backed Securities — 0.1%
BPR Trust Series 2021-KEN, Class A, 6.73%, 2/15/2029 (e) (i)	220	220
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (e)	170	158
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 7.14%, 7/25/2041 (e) (i)	168	157
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.60%, 7/25/2024 (i)	12,090	24
Series K136, Class A2, 2.13%, 11/25/2031	259	220
Series K140, Class A2, 2.25%, 1/25/2032	262	223
Series K-150, Class A2, 3.71%, 9/25/2032 (i)	185	175
SEE NOTES TO FINANCIAL STATEMENTS.

96	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
FNMA ACES
Series 2018-M10, Class A1, 3.36%, 7/25/2028 (i)	6	7
Series 2020-M38, Class X2, IO, 1.98%, 11/25/2028 (i)	1,549	96
Series 2017-M11, Class A2, 2.98%, 8/25/2029	144	134
Series 2020-M50, Class A2, 1.20%, 10/25/2030	142	128
Series 2020-M50, Class X1, IO, 1.83%, 10/25/2030 (i)	2,110	131
Series 2022-M3, Class A2, 1.71%, 11/25/2031 (i)	185	152
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (i)	365	306
Series 2022-M2S, Class A1, 3.75%, 5/25/2032 (i)	180	175
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	90	86
Series 2021-M3, Class X1, IO, 1.92%, 11/25/2033 (i)	751	62
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (e) (i)	125	112
Series 2016-K56, Class B, 3.95%, 6/25/2049 (e) (i)	90	87
Series 2016-K58, Class B, 3.74%, 9/25/2049 (e) (i)	465	446
Multi-Family Connecticut Avenue Securities Trust Series 2023-01, Class M7, 9.34%, 11/25/2053 (e) (i)	200	203
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (e)	195	161
Total Commercial Mortgage-Backed Securities (Cost $3,546)		3,463
Municipal Bonds — 0.0% (j) ^
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Winter Storm URI Series 2023A-2, 5.17%, 4/1/2041 (Cost $55)	55	57
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.5%
Investment Companies — 3.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (k) (Cost $88,160)	88,160	88,160
Total Investments — 100.8% (Cost $2,225,335)		2,581,485
Liabilities in Excess of Other Assets — (0.8)%		(21,170)
NET ASSETS — 100.0%		2,560,315

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of December 31, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	97

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2023.
(g)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
December 31, 2023 is $61 or 0.00% of the Fund’s
net assets as of December 31, 2023.

(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2023.

(i)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2023.

(j)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(k)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	245	03/15/2024	USD	25,086	1,939
S&P MidCap 400 E-Mini Index	90	03/15/2024	USD	25,283	1,435
U.S. Treasury 10 Year Note	770	03/19/2024	USD	86,805	2,677
U.S. Treasury 5 Year Note	33	03/28/2024	USD	3,586	71
					6,122
Short Contracts
MSCI EAFE E-Mini Index	(228)	03/15/2024	USD	(25,677)	(1,017)
MSCI Emerging Markets E-Mini Index	(615)	03/15/2024	USD	(31,786)	(1,546)
S&P 500 E-Mini Index	(53)	03/15/2024	USD	(12,770)	(472)
					(3,035)
					3,087

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

98	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 58.1%
Fixed Income — 13.3%
JPMorgan Core Bond Fund Class R6 Shares (a)	6,001	61,864
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	25,566	185,612
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,848	11,365
JPMorgan High Yield Fund Class R6 Shares (a)	7,805	50,189
Total Fixed Income		309,030
International Equity — 3.9%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,921	91,836
U.S. Equity — 40.9%
JPMorgan Equity Index Fund Class R6 Shares (a)	13,314	952,217
Total Investment Companies (Cost $1,075,678)		1,353,083
Exchange-Traded Funds — 39.9%
Alternative Assets — 1.7%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	435	38,810
Fixed Income — 3.2%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	1,324	61,618
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	265	12,164
Total Fixed Income		73,782
International Equity — 26.2%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	1,844	91,431
JPMorgan BetaBuilders International Equity ETF (a)	9,133	519,959
Total International Equity		611,390
U.S. Equity — 8.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,323	112,084
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,497	92,029
Total U.S. Equity		204,113
Total Exchange-Traded Funds (Cost $821,450)		928,095
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $5,135)	5,186	5,154
	SHARES (000)
Short-Term Investments — 2.9%
Investment Companies — 2.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $67,954)	67,954	67,954
Total Investments — 101.1% (Cost $1,970,217)		2,354,286
Liabilities in Excess of Other Assets — (1.1)%		(25,307)
NET ASSETS — 100.0%		2,328,979

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	99

JPMorgan SmartRetirement® Blend 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	223	03/15/2024	USD	22,833	1,765
S&P MidCap 400 E-Mini Index	82	03/15/2024	USD	23,036	1,309
U.S. Treasury 10 Year Note	699	03/19/2024	USD	78,801	2,450
					5,524
Short Contracts
MSCI EAFE E-Mini Index	(208)	03/15/2024	USD	(23,425)	(929)
MSCI Emerging Markets E-Mini Index	(557)	03/15/2024	USD	(28,789)	(1,401)
S&P 500 E-Mini Index	(120)	03/15/2024	USD	(28,912)	(1,069)
					(3,399)
					2,125

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

100	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 55.7%
Fixed Income — 6.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	2,687	27,709
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	11,450	83,127
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,131	6,956
JPMorgan High Yield Fund Class R6 Shares (a)	2,042	13,129
Total Fixed Income		130,921
International Equity — 4.4%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,536	85,862
U.S. Equity — 44.7%
JPMorgan Equity Index Fund Class R6 Shares (a)	12,303	879,904
Total Investment Companies (Cost $844,398)		1,096,687
Exchange-Traded Funds — 42.2%
Alternative Assets — 1.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	405	36,125
Fixed Income — 2.0%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	593	27,595
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	270	12,398
Total Fixed Income		39,993
International Equity — 28.6%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	1,721	85,353
JPMorgan BetaBuilders International Equity ETF (a)	8,380	477,071
Total International Equity		562,424
U.S. Equity — 9.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,248	105,667
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,413	86,900
Total U.S. Equity		192,567
Total Exchange-Traded Funds (Cost $737,568)		831,109
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $4,256)	4,298	4,271
	SHARES (000)
Short-Term Investments — 2.6%
Investment Companies — 2.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $50,430)	50,430	50,430
Total Investments — 100.7% (Cost $1,636,652)		1,982,497
Liabilities in Excess of Other Assets — (0.7)%		(12,994)
NET ASSETS — 100.0%		1,969,503

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	101

JPMorgan SmartRetirement® Blend 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	190	03/15/2024	USD	19,454	1,503
S&P MidCap 400 E-Mini Index	70	03/15/2024	USD	19,665	1,117
U.S. Treasury 10 Year Note	617	03/19/2024	USD	69,557	1,944
					4,564
Short Contracts
MSCI EAFE E-Mini Index	(176)	03/15/2024	USD	(19,821)	(786)
MSCI Emerging Markets E-Mini Index	(471)	03/15/2024	USD	(24,344)	(1,184)
S&P 500 E-Mini Index	(102)	03/15/2024	USD	(24,575)	(900)
					(2,870)
					1,694

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

102	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 55.1%
Fixed Income — 4.5%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,374	14,166
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	6,306	45,785
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	857	5,269
JPMorgan High Yield Fund Class R6 Shares (a)	1,007	6,472
Total Fixed Income		71,692
International Equity — 4.5%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,611	71,517
U.S. Equity — 46.1%
JPMorgan Equity Index Fund Class R6 Shares (a)	10,225	731,292
Total Investment Companies (Cost $666,223)		874,501
Exchange-Traded Funds — 42.7%
Alternative Assets — 1.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	336	30,076
Fixed Income — 1.2%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	303	14,075
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	132	6,071
Total Fixed Income		20,146
International Equity — 29.5%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	1,440	71,425
JPMorgan BetaBuilders International Equity ETF (a)	6,969	396,736
Total International Equity		468,161
U.S. Equity — 10.1%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,039	87,970
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,177	72,379
Total U.S. Equity		160,349
Total Exchange-Traded Funds (Cost $601,585)		678,732
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $3,450)	3,484	3,462
	SHARES (000)
Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $38,661)	38,661	38,661
Total Investments — 100.4% (Cost $1,309,919)		1,595,356
Liabilities in Excess of Other Assets — (0.4)%		(6,658)
NET ASSETS — 100.0%		1,588,698

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	103

JPMorgan SmartRetirement® Blend 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	152	03/15/2024	USD	15,563	1,203
S&P MidCap 400 E-Mini Index	56	03/15/2024	USD	15,732	894
U.S. Treasury 10 Year Note	474	03/19/2024	USD	53,436	1,634
					3,731
Short Contracts
MSCI EAFE E-Mini Index	(141)	03/15/2024	USD	(15,879)	(630)
MSCI Emerging Markets E-Mini Index	(376)	03/15/2024	USD	(19,434)	(945)
S&P 500 E-Mini Index	(81)	03/15/2024	USD	(19,516)	(721)
					(2,296)
					1,435

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

104	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 55.0%
Fixed Income — 4.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	892	9,195
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,595	26,095
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	492	3,028
JPMorgan High Yield Fund Class R6 Shares (a)	792	5,094
Total Fixed Income		43,412
International Equity — 4.5%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,741	42,518
U.S. Equity — 45.9%
JPMorgan Equity Index Fund Class R6 Shares (a)	6,071	434,238
Total Investment Companies (Cost $405,044)		520,168
Exchange-Traded Funds — 42.8%
Alternative Assets — 1.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	200	17,889
Fixed Income — 1.3%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	191	8,901
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	76	3,489
Total Fixed Income		12,390
International Equity — 29.4%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	857	42,465
JPMorgan BetaBuilders International Equity ETF (a)	4,143	235,877
Total International Equity		278,342
U.S. Equity — 10.2%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	621	52,570
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	705	43,367
Total U.S. Equity		95,937
Total Exchange-Traded Funds (Cost $358,041)		404,558
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $2,110)	2,131	2,118
	SHARES (000)
Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $22,909)	22,909	22,909
Total Investments — 100.5% (Cost $788,104)		949,753
Liabilities in Excess of Other Assets — (0.5)%		(4,392)
NET ASSETS — 100.0%		945,361

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	105

JPMorgan SmartRetirement® Blend 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	91	03/15/2024	USD	9,317	720
S&P MidCap 400 E-Mini Index	33	03/15/2024	USD	9,271	527
U.S. Treasury 10 Year Note	271	03/19/2024	USD	30,551	950
					2,197
Short Contracts
MSCI EAFE E-Mini Index	(84)	03/15/2024	USD	(9,460)	(366)
MSCI Emerging Markets E-Mini Index	(229)	03/15/2024	USD	(11,836)	(553)
S&P 500 E-Mini Index	(47)	03/15/2024	USD	(11,324)	(419)
					(1,338)
					859

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

106	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 54.9%
Fixed Income — 4.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	423	4,360
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,839	13,354
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	221	1,357
JPMorgan High Yield Fund Class R6 Shares (a)	357	2,295
Total Fixed Income		21,366
International Equity — 4.5%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,399	21,703
U.S. Equity — 46.0%
JPMorgan Equity Index Fund Class R6 Shares (a)	3,103	221,926
Total Investment Companies (Cost $224,109)		264,995
Exchange-Traded Funds — 42.7%
Alternative Assets — 1.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	102	9,109
Fixed Income — 1.3%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	96	4,473
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	34	1,564
Total Fixed Income		6,037
International Equity — 29.4%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	437	21,675
JPMorgan BetaBuilders International Equity ETF (a)	2,115	120,397
Total International Equity		142,072
U.S. Equity — 10.1%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	317	26,832
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	360	22,136
Total U.S. Equity		48,968
Total Exchange-Traded Funds (Cost $187,140)		206,186
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 4.13%, 1/31/2025 (b) (Cost $1,043)	1,053	1,046
	SHARES (000)
Short-Term Investments — 3.1%
Investment Companies — 3.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c) (Cost $14,713)	14,713	14,713
Total Investments — 100.9% (Cost $427,005)		486,940
Liabilities in Excess of Other Assets — (0.9)%		(4,182)
NET ASSETS — 100.0%		482,758

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	107

JPMorgan SmartRetirement® Blend 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	47	03/15/2024	USD	4,812	372
S&P MidCap 400 E-Mini Index	17	03/15/2024	USD	4,776	271
U.S. Treasury 10 Year Note	141	03/19/2024	USD	15,896	482
					1,125
Short Contracts
MSCI EAFE E-Mini Index	(43)	03/15/2024	USD	(4,843)	(178)
MSCI Emerging Markets E-Mini Index	(117)	03/15/2024	USD	(6,047)	(269)
S&P 500 E-Mini Index	(25)	03/15/2024	USD	(6,023)	(205)
					(652)
					473

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

108	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2065 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 51.9%
Fixed Income — 4.2%
JPMorgan Core Bond Fund Class R6 Shares (a)	12	124
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	49	357
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6	34
JPMorgan High Yield Fund Class R6 Shares (a)	9	59
Total Fixed Income		574
International Equity — 3.3%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	29	453
U.S. Equity — 44.4%
JPMorgan Equity Index Fund Class R6 Shares (a)	86	6,149
Total Investment Companies (Cost $6,474)		7,176
Exchange-Traded Funds — 43.2%
Alternative Assets — 1.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	3	260
Fixed Income — 1.1%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	2	115
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	1	40
Total Fixed Income		155
International Equity — 28.2%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	12	611
JPMorgan BetaBuilders International Equity ETF (a)	58	3,290
Total International Equity		3,901
U.S. Equity — 12.0%
iShares Russell 2000 ETF	4	766
SPDR S&P MidCap 400 ETF Trust	2	901
Total U.S. Equity		1,667
Total Exchange-Traded Funds (Cost $5,579)		5,983
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.4%
Investment Companies — 4.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b) (Cost $611)	611	611
Total Investments — 99.5% (Cost $12,664)		13,770
Other Assets Less Liabilities — 0.5%		67
NET ASSETS — 100.0%		13,837

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	109

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$145,935	$200,556	$392,688
Investments in affiliates, at value	495,097	639,141	1,494,198
Cash	175	238	261
Receivables:
Investment securities sold	7,146	5,455	19,043
Fund shares sold	1,187	1,343	3,394
Interest from non-affiliates	1,000	1,272	2,658
Dividends from affiliates	279	326	714
Due from adviser	6	—	—
Total Assets	650,825	848,331	1,912,956
LIABILITIES:
Payables:
Distributions	985	1,131	2,798
Investment securities purchased	—	520	1,795
Investment securities purchased — delayed delivery securities	353	189	1,155
Fund shares redeemed	427	195	944
Variation margin on futures contracts	20	25	97
Accrued liabilities:
Investment advisory fees	—	10	25
Administration fees	25	34	84
Distribution fees	— (a)	— (a)	1
Service fees	4	4	8
Custodian and accounting fees	12	14	20
Trustees’ and Chief Compliance Officer’s fees	—	—	— (a)
Other	30	37	45
Total Liabilities	1,856	2,159	6,972
Net Assets	$648,969	$846,172	$1,905,984

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

110	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
NET ASSETS:
Paid-in-Capital	$648,855	$857,570	$1,845,093
Total distributable earnings (loss)	114	(11,398)	60,891
Total Net Assets	$648,969	$846,172	$1,905,984
Net Assets:
Class I	$1,684	$633	$4,570
Class R2	19	20	1,376
Class R3	184	1,223	2,661
Class R4	14,215	13,568	26,344
Class R5	9,694	9,931	15,292
Class R6	623,173	820,797	1,855,741
Total	$648,969	$846,172	$1,905,984
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	97	33	209
Class R2	1	1	63
Class R3	10	62	120
Class R4	822	702	1,206
Class R5	560	514	700
Class R6	35,976	42,481	85,017
Net Asset Value (a):
Class I — Offering and redemption price per share	$17.35	$19.45	$21.90
Class R2 — Offering and redemption price per share	17.35	19.36	21.78
Class R3 — Offering and redemption price per share	17.80	19.68	22.15
Class R4 — Offering and redemption price per share	17.31	19.33	21.84
Class R5 — Offering and redemption price per share	17.31	19.33	21.84
Class R6 — Offering and redemption price per share	17.32	19.32	21.83
Cost of investments in non-affiliates	$157,712	$223,141	$429,440
Cost of investments in affiliates	438,855	554,845	1,279,156

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	111

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$417,048	$114,252	$5,154
Investments in affiliates, at value	2,042,666	2,467,233	2,349,132
Cash	293	340	247
Receivables:
Investment securities sold	15,636	14,932	15,183
Fund shares sold	4,163	5,087	4,251
Interest from non-affiliates	2,778	810	90
Dividends from affiliates	652	477	295
Total Assets	2,483,236	2,603,131	2,374,352
LIABILITIES:
Payables:
Distributions	3,389	3,964	3,349
Investment securities purchased	17,539	34,438	38,355
Investment securities purchased — delayed delivery securities	3,235	905	—
Fund shares redeemed	1,155	2,475	2,779
Variation margin on futures contracts	458	812	684
Accrued liabilities:
Investment advisory fees	54	18	26
Administration fees	112	116	104
Distribution fees	1	2	1
Service fees	11	11	9
Custodian and accounting fees	23	22	17
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)
Other	54	53	49
Total Liabilities	26,031	42,816	45,373
Net Assets	$2,457,205	$2,560,315	$2,328,979

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

112	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund
NET ASSETS:
Paid-in-Capital	$2,269,818	$2,299,098	$2,012,626
Total distributable earnings (loss)	187,387	261,217	316,353
Total Net Assets	$2,457,205	$2,560,315	$2,328,979
Net Assets:
Class I	$6,119	$2,978	$3,253
Class R2	324	379	341
Class R3	4,562	6,092	4,007
Class R4	35,396	37,538	31,291
Class R5	17,792	20,098	12,569
Class R6	2,393,012	2,493,230	2,277,518
Total	$2,457,205	$2,560,315	$2,328,979
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	252	112	115
Class R2	13	14	12
Class R3	186	227	141
Class R4	1,463	1,409	1,110
Class R5	735	754	446
Class R6	98,895	93,552	80,801
Net Asset Value (a):
Class I — Offering and redemption price per share	$24.26	$26.72	$28.25
Class R2 — Offering and redemption price per share	24.22	26.85	28.10
Class R3 — Offering and redemption price per share	24.49	26.80	28.46
Class R4 — Offering and redemption price per share	24.21	26.65	28.18
Class R5 — Offering and redemption price per share	24.20	26.66	28.20
Class R6 — Offering and redemption price per share	24.20	26.65	28.19
Cost of investments in non-affiliates	$454,185	$119,453	$5,135
Cost of investments in affiliates	1,696,606	2,105,882	1,965,082

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	113

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$4,271	$3,462	$2,118
Investments in affiliates, at value	1,978,226	1,591,894	947,635
Cash	199	146	83
Receivables:
Investment securities sold	15,567	12,987	5,650
Fund shares sold	4,261	4,541	2,260
Interest from non-affiliates	74	61	37
Dividends from affiliates	171	91	55
Total Assets	2,002,769	1,613,182	957,838
LIABILITIES:
Payables:
Distributions	3,138	3,542	1,485
Investment securities purchased	28,545	19,164	10,547
Fund shares redeemed	799	1,145	67
Variation margin on futures contracts	579	461	270
Accrued liabilities:
Investment advisory fees	49	44	21
Administration fees	87	68	37
Distribution fees	1	1	— (a)
Service fees	8	6	4
Custodian and accounting fees	14	11	9
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)
Other	46	42	37
Total Liabilities	33,266	24,484	12,477
Net Assets	$1,969,503	$1,588,698	$945,361

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

114	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund
NET ASSETS:
Paid-in-Capital	$1,673,900	$1,343,197	$806,374
Total distributable earnings (loss)	295,603	245,501	138,987
Total Net Assets	$1,969,503	$1,588,698	$945,361
Net Assets:
Class I	$6,069	$933	$1,468
Class R2	617	639	303
Class R3	3,941	1,883	1,036
Class R4	23,156	25,434	13,466
Class R5	10,944	8,177	5,899
Class R6	1,924,776	1,551,632	923,189
Total	$1,969,503	$1,588,698	$945,361
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	206	32	50
Class R2	21	21	10
Class R3	134	64	35
Class R4	788	865	461
Class R5	372	278	202
Class R6	65,399	52,713	31,548
Net Asset Value (a):
Class I — Offering and redemption price per share	$29.43	$29.57	$29.29
Class R2 — Offering and redemption price per share	29.28	29.24	29.24
Class R3 — Offering and redemption price per share	29.54	29.64	29.28
Class R4 — Offering and redemption price per share	29.39	29.41	29.22
Class R5 — Offering and redemption price per share	29.42	29.44	29.26
Class R6 — Offering and redemption price per share	29.43	29.44	29.26
Cost of investments in non-affiliates	$4,256	$3,450	$2,110
Cost of investments in affiliates	1,632,396	1,306,469	785,994

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	115

STATEMENTS OF ASSETS AND LIABILITIES
AS OF December 31, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund
ASSETS:
Investments in non-affiliates, at value	$1,046	$1,667
Investments in affiliates, at value	485,894	12,103
Cash	51	3
Receivables:
Investment securities sold	3,073	80
Fund shares sold	1,905	45
Interest from non-affiliates	18	—
Dividends from non-affiliates	—	3
Dividends from affiliates	27	1
Due from adviser	—	23
Other assets	13	55
Total Assets	492,027	13,980
LIABILITIES:
Payables:
Distributions	1,132	— (a)
Investment securities purchased	7,733	121
Fund shares redeemed	224	3
Variation margin on futures contracts	136	—
Accrued liabilities:
Investment advisory fees	3	—
Administration fees	15	—
Distribution fees	— (a)	— (a)
Service fees	3	— (a)
Custodian and accounting fees	10	3
Trustees’ and Chief Compliance Officer’s fees	1	2
Other	12	14
Total Liabilities	9,269	143
Net Assets	$482,758	$13,837

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

116	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund
NET ASSETS:
Paid-in-Capital	$433,008	$12,767
Total distributable earnings (loss)	49,750	1,070
Total Net Assets	$482,758	$13,837
Net Assets:
Class I	$11,180	$24
Class R2	576	24
Class R3	43	24
Class R4	3,847	24
Class R5	2,341	31
Class R6	464,771	13,710
Total	$482,758	$13,837
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	490	1
Class R2	25	1
Class R3	2	1
Class R4	167	1
Class R5	103	2
Class R6	20,341	759
Net Asset Value (a):
Class I — Offering and redemption price per share	$22.84	$18.04
Class R2 — Offering and redemption price per share	22.75	18.03
Class R3 — Offering and redemption price per share	23.16	18.04
Class R4 — Offering and redemption price per share	22.87	18.04
Class R5 — Offering and redemption price per share	22.85	18.04
Class R6 — Offering and redemption price per share	22.85	18.05
Cost of investments in non-affiliates	$1,043	$1,502
Cost of investments in affiliates	425,962	11,162

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	117

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,673	$3,475	$6,895
Dividend income from affiliates	9,135	11,566	25,278
Total investment income	11,808	15,041	32,173
EXPENSES:
Investment advisory fees	483	629	1,387
Administration fees	242	314	694
Distribution fees:
Class R2	— (a)	— (a)	3
Class R3	1	2	5
Service fees:
Class I	2	2	5
Class R2	— (a)	— (a)	2
Class R3	1	2	5
Class R4	18	18	34
Class R5	5	5	8
Custodian and accounting fees	20	21	36
Interest expense to affiliates	— (a)	— (a)	— (a)
Professional fees	18	19	21
Trustees’ and Chief Compliance Officer’s fees	14	14	16
Printing and mailing costs	13	15	19
Registration and filing fees	43	44	58
Transfer agency fees (See Note 2.J.)	5	6	11
Other	6	7	10
Total expenses	871	1,098	2,314
Less fees waived	(575)	(737)	(1,577)
Less expense reimbursements	(49)	(45)	(2)
Net expenses	247	316	735
Net investment income (loss)	11,561	14,725	31,438

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

118	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(2,252)	$(2,104)	$(5,590)
Investments in affiliates	(4,117)	(3,829)	(7,711)
Futures contracts	(727)	(772)	(1,574)
Foreign currency transactions	38	44	69
Net realized gain (loss)	(7,058)	(6,661)	(14,806)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,333	5,598	11,681
Investments in affiliates	20,985	25,844	65,612
Futures contracts	(6)	29	316
Foreign currency translations	(44)	(52)	(79)
Change in net unrealized appreciation/depreciation	25,268	31,419	77,530
Net realized/unrealized gains (losses)	18,210	24,758	62,724
Change in net assets resulting from operations	$29,771	$39,483	$94,162
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	119

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,496	$2,275	$153
Interest income from affiliates	1	1	—
Dividend income from affiliates	30,897	35,565	31,972
Total investment income	38,394	37,841	32,125
EXPENSES:
Investment advisory fees	1,762	1,812	1,645
Administration fees	881	906	822
Distribution fees:
Class R2	1	1	1
Class R3	7	9	6
Service fees:
Class I	7	4	4
Class R2	1	— (a)	— (a)
Class R3	7	9	6
Class R4	45	48	39
Class R5	9	10	7
Custodian and accounting fees	44	44	31
Interest expense to affiliates	— (a)	— (a)	—
Professional fees	23	24	23
Trustees’ and Chief Compliance Officer’s fees	17	17	17
Printing and mailing costs	23	24	25
Registration and filing fees	50	51	56
Transfer agency fees (See Note 2.J.)	13	14	12
Other	11	11	10
Total expenses	2,901	2,984	2,704
Less fees waived	(1,838)	(2,053)	(1,841)
Less expense reimbursements	(2)	(43)	(2)
Net expenses	1,061	888	861
Net investment income (loss)	37,333	36,953	31,264

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

120	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(4,353)	$(4,526)	$(8)
Investments in affiliates	(11,405)	(12,429)	(8,600)
Futures contracts	(744)	605	(91)
Foreign currency transactions	(19)	(42)	20
Net realized gain (loss)	(16,521)	(16,392)	(8,679)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	10,800	5,384	47
Investments in affiliates	98,272	116,316	113,193
Futures contracts	1,168	2,158	1,758
Foreign currency translations	(18)	— (a)	(44)
Change in net unrealized appreciation/depreciation	110,222	123,858	114,954
Net realized/unrealized gains (losses)	93,701	107,466	106,275
Change in net assets resulting from operations	$131,034	$144,419	$137,539

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	121

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$131	$98	$57
Interest income from affiliates	1	1	— (a)
Dividend income from affiliates	25,387	19,849	11,743
Total investment income	25,519	19,948	11,800
EXPENSES:
Investment advisory fees	1,386	1,113	652
Administration fees	693	556	326
Distribution fees:
Class R2	1	1	1
Class R3	6	3	1
Service fees:
Class I	7	1	2
Class R2	1	1	— (a)
Class R3	6	3	1
Class R4	29	32	17
Class R5	5	4	3
Custodian and accounting fees	26	21	13
Professional fees	22	21	20
Trustees’ and Chief Compliance Officer’s fees	16	15	14
Printing and mailing costs	26	26	25
Registration and filing fees	53	53	47
Transfer agency fees (See Note 2.J.)	10	9	7
Other	9	9	7
Total expenses	2,296	1,868	1,136
Less fees waived	(1,372)	(1,085)	(676)
Less expense reimbursements	(6)	(2)	(4)
Net expenses	918	781	456
Net investment income (loss)	24,601	19,167	11,344

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

122	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(5)	$(4)	$(3)
Investments in affiliates	(5,823)	(5,271)	(2,515)
Futures contracts	(63)	(278)	(103)
Foreign currency transactions	21	99	30
Net realized gain (loss)	(5,870)	(5,454)	(2,591)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	38	29	19
Investments in affiliates	99,204	82,255	48,461
Futures contracts	1,435	1,211	730
Foreign currency translations	(47)	(116)	(34)
Change in net unrealized appreciation/depreciation	100,630	83,379	49,176
Net realized/unrealized gains (losses)	94,760	77,925	46,585
Change in net assets resulting from operations	$119,361	$97,092	$57,929
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	123

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED December 31, 2023 (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$30	$—
Interest income from affiliates	— (a)	—
Dividend income from non-affiliates	—	11
Dividend income from affiliates	5,856	139
Total investment income	5,886	150
EXPENSES:
Investment advisory fees	318	8
Administration fees	159	4
Distribution fees:
Class R2	1	— (a)
Class R3	— (a)	— (a)
Service fees:
Class I	13	— (a)
Class R2	1	— (a)
Class R3	— (a)	— (a)
Class R4	5	— (a)
Class R5	1	— (a)
Custodian and accounting fees	12	11
Professional fees	19	20
Trustees’ and Chief Compliance Officer’s fees	14	15
Printing and mailing costs	20	12
Registration and filing fees	46	23
Transfer agency fees (See Note 2.J.)	5	— (a)
Offering costs (See Note 2.H.)	—	45
Other	6	1
Total expenses	620	139
Less fees waived	(384)	(12)
Less expense reimbursements	(4)	(122)
Net expenses	232	5
Net investment income (loss)	5,654	145

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

124	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(1)	$(5)
Investments in affiliates	(808)	(8)
Futures contracts	(72)	(6)
Foreign currency transactions	55	—
Net realized gain (loss)	(826)	(19)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	7	128
Investments in affiliates	24,979	593
Futures contracts	419	—
Foreign currency translations	(65)	—
Change in net unrealized appreciation/depreciation	25,340	721
Net realized/unrealized gains (losses)	24,514	702
Change in net assets resulting from operations	$30,168	$847
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,561	$16,737	$14,725	$26,921
Net realized gain (loss)	(7,058)	(19,707)	(6,661)	(35,152)
Distributions of capital gains received from investment company affiliates	—	144	—	250
Change in net unrealized appreciation/depreciation	25,268	40,248	31,419	67,747
Change in net assets resulting from operations	29,771	37,422	39,483	59,766
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(49)	(48)	(16)	(60)
Class R2	(1)	— (a)	(1)	(1)
Class R3	—	(121)	(15)	(213)
Class R4	(416)	(365)	(409)	(705)
Class R5	(295)	(393)	(317)	(483)
Class R6	(19,758)	(13,895)	(27,235)	(25,111)
Total distributions to shareholders	(20,519)	(14,822)	(27,993)	(26,573)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(29,226)	70,844	(35,609)	(201,804)
NET ASSETS:
Change in net assets	(19,974)	93,444	(24,119)	(168,611)
Beginning of period	668,943	575,499	870,291	1,038,902
End of period	$648,969	$668,943	$846,172	$870,291

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

126	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,438	$49,431	$37,333	$56,608
Net realized gain (loss)	(14,806)	(52,067)	(16,521)	(56,834)
Distributions of capital gains received from investment company affiliates	—	281	—	165
Change in net unrealized appreciation/depreciation	77,530	142,179	110,222	214,230
Change in net assets resulting from operations	94,162	139,824	131,034	214,169
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(126)	(91)	(152)	(128)
Class R2	(32)	(22)	(6)	(6)
Class R3	(30)	(381)	(40)	(612)
Class R4	(712)	(1,021)	(865)	(1,169)
Class R5	(434)	(971)	(458)	(1,031)
Class R6	(55,666)	(42,371)	(65,405)	(47,360)
Total distributions to shareholders	(57,000)	(44,857)	(66,926)	(50,306)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(18,251)	(43,881)	24,252	11,751
NET ASSETS:
Change in net assets	18,911	51,086	88,360	175,614
Beginning of period	1,887,073	1,835,987	2,368,845	2,193,231
End of period	$1,905,984	$1,887,073	$2,457,205	$2,368,845
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$36,953	$52,604	$31,264	$44,784
Net realized gain (loss)	(16,392)	(51,913)	(8,679)	(40,432)
Distributions of capital gains received from investment company affiliates	—	149	—	155
Change in net unrealized appreciation/depreciation	123,858	246,439	114,954	244,349
Change in net assets resulting from operations	144,419	247,279	137,539	248,856
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(69)	(45)	(69)	(50)
Class R2	(8)	(1)	(6)	(1)
Class R3	(83)	(413)	(29)	(418)
Class R4	(846)	(1,096)	(654)	(811)
Class R5	(483)	(809)	(278)	(562)
Class R6	(63,247)	(44,409)	(53,884)	(38,142)
Total distributions to shareholders	(64,736)	(46,773)	(54,920)	(39,984)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	93,310	124,627	77,982	139,016
NET ASSETS:
Change in net assets	172,993	325,133	160,601	347,888
Beginning of period	2,387,322	2,062,189	2,168,378	1,820,490
End of period	$2,560,315	$2,387,322	$2,328,979	$2,168,378
SEE NOTES TO FINANCIAL STATEMENTS.

128	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,601	$34,015	$19,167	$26,296
Net realized gain (loss)	(5,870)	(34,313)	(5,454)	(24,943)
Distributions of capital gains received from investment company affiliates	—	136	—	107
Change in net unrealized appreciation/depreciation	100,630	221,258	83,379	175,451
Change in net assets resulting from operations	119,361	221,096	97,092	176,911
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(119)	(86)	(17)	(11)
Class R2	(11)	— (a)	(11)	(1)
Class R3	(41)	(219)	(15)	(125)
Class R4	(436)	(592)	(468)	(553)
Class R5	(223)	(407)	(160)	(338)
Class R6	(41,782)	(29,107)	(32,690)	(22,056)
Total distributions to shareholders	(42,612)	(30,411)	(33,361)	(23,084)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	78,108	154,482	61,954	194,856
NET ASSETS:
Change in net assets	154,857	345,167	125,685	348,683
Beginning of period	1,814,646	1,469,479	1,463,013	1,114,330
End of period	$1,969,503	$1,814,646	$1,588,698	$1,463,013

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,344	$15,037	$5,654	$6,505
Net realized gain (loss)	(2,591)	(14,021)	(826)	(7,474)
Distributions of capital gains received from investment company affiliates	—	61	—	25
Change in net unrealized appreciation/depreciation	49,176	100,404	25,340	45,423
Change in net assets resulting from operations	57,929	101,481	30,168	44,479
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(27)	(19)	(193)	(159)
Class R2	(5)	— (a)	(9)	(1)
Class R3	(14)	(28)	—	(21)
Class R4	(239)	(301)	(65)	(67)
Class R5	(112)	(275)	(42)	(65)
Class R6	(19,025)	(12,384)	(9,040)	(4,754)
Total distributions to shareholders	(19,422)	(13,007)	(9,349)	(5,067)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	62,036	135,702	69,269	114,388
NET ASSETS:
Change in net assets	100,543	224,176	90,088	153,800
Beginning of period	844,818	620,642	392,670	238,870
End of period	$945,361	$844,818	$482,758	$392,670

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

130	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2065 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Period Ended June 30, 2023 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$145	$59
Net realized gain (loss)	(19)	(10)
Distributions of capital gains received from investment company affiliates	—	— (b)
Change in net unrealized appreciation/depreciation	721	385
Change in net assets resulting from operations	847	434
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	—	— (b)
Class R2	—	— (b)
Class R3	—	— (b)
Class R4	—	— (b)
Class R5	(1)	— (b)
Class R6	(204)	(6)
Total distributions to shareholders	(205)	(6)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,668	7,099
NET ASSETS:
Change in net assets	6,310	7,527
Beginning of period	7,527	—
End of period	$13,837	$7,527

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$60	$244	$14	$39
Distributions reinvested	49	48	16	60
Cost of shares redeemed	(34)	(2,314)	(1,166)	(3,496)
Change in net assets resulting from Class I capital transactions	75	(2,022)	(1,136)	(3,397)
Class R2
Distributions reinvested	— (a)	— (a)	1	— (a)
Change in net assets resulting from Class R2 capital transactions	— (a)	— (a)	1	— (a)
Class R3
Proceeds from shares issued	6	202	77	683
Distributions reinvested	—	118	15	205
Cost of shares redeemed	(547)	(5,476)	(954)	(21,250)
Change in net assets resulting from Class R3 capital transactions	(541)	(5,156)	(862)	(20,362)
Class R4
Proceeds from shares issued	1,053	4,459	799	14,758
Distributions reinvested	416	365	409	705
Cost of shares redeemed	(2,635)	(3,791)	(2,880)	(15,572)
Change in net assets resulting from Class R4 capital transactions	(1,166)	1,033	(1,672)	(109)
Class R5
Proceeds from shares issued	1,524	1,903	346	1,542
Distributions reinvested	295	393	316	483
Cost of shares redeemed	(3,578)	(5,590)	(3,355)	(8,906)
Change in net assets resulting from Class R5 capital transactions	(1,759)	(3,294)	(2,693)	(6,881)
Class R6
Proceeds from shares issued	28,935	217,644	34,469	80,080
Distributions reinvested	18,774	13,383	26,105	24,413
Cost of shares redeemed	(73,544)	(150,744)	(89,821)	(275,548)
Change in net assets resulting from Class R6 capital transactions	(25,835)	80,283	(29,247)	(171,055)
Total change in net assets resulting from capital transactions	$(29,226)	$70,844	$(35,609)	$(201,804)
SHARE TRANSACTIONS:
Class I
Issued	3	14	1	3
Reinvested	3	3	1	3
Redeemed	(2)	(139)	(64)	(189)
Change in Class I Shares	4	(122)	(62)	(183)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

132	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R2
Reinvested	— (a)	— (a)	— (a)	— (a)
Change in Class R2 Shares	— (a)	— (a)	— (a)	— (a)
Class R3
Issued	— (a)	13	3	36
Reinvested	—	7	1	12
Redeemed	(34)	(328)	(51)	(1,121)
Change in Class R3 Shares	(34)	(308)	(47)	(1,073)
Class R4
Issued	63	270	43	774
Reinvested	24	23	21	40
Redeemed	(157)	(230)	(153)	(850)
Change in Class R4 Shares	(70)	63	(89)	(36)
Class R5
Issued	89	115	20	84
Reinvested	17	25	16	27
Redeemed	(210)	(335)	(179)	(478)
Change in Class R5 Shares	(104)	(195)	(143)	(367)
Class R6
Issued	1,698	13,058	1,810	4,331
Reinvested	1,084	836	1,351	1,368
Redeemed	(4,355)	(9,096)	(4,765)	(14,913)
Change in Class R6 Shares	(1,573)	4,798	(1,604)	(9,214)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$252	$562	$180	$329
Distributions reinvested	126	91	152	128
Cost of shares redeemed	(366)	(8,926)	(649)	(7,861)
Change in net assets resulting from Class I capital transactions	12	(8,273)	(317)	(7,404)
Class R2
Proceeds from shares issued	55	89	47	255
Distributions reinvested	32	22	6	6
Cost of shares redeemed	— (a)	(20)	(122)	(30)
Change in net assets resulting from Class R2 capital transactions	87	91	(69)	231
Class R3
Proceeds from shares issued	229	1,820	611	4,332
Distributions reinvested	21	368	26	580
Cost of shares redeemed	(1,765)	(29,345)	(2,402)	(45,509)
Change in net assets resulting from Class R3 capital transactions	(1,515)	(27,157)	(1,765)	(40,597)
Class R4
Proceeds from shares issued	1,643	18,827	1,438	21,385
Distributions reinvested	712	1,021	865	1,169
Cost of shares redeemed	(6,021)	(21,851)	(5,481)	(27,148)
Change in net assets resulting from Class R4 capital transactions	(3,666)	(2,003)	(3,178)	(4,594)
Class R5
Proceeds from shares issued	542	3,111	898	5,076
Distributions reinvested	434	971	458	1,031
Cost of shares redeemed	(7,648)	(27,427)	(9,086)	(28,064)
Change in net assets resulting from Class R5 capital transactions	(6,672)	(23,345)	(7,730)	(21,957)
Class R6
Proceeds from shares issued	100,082	387,372	136,083	480,023
Distributions reinvested	52,877	40,961	62,030	45,850
Cost of shares redeemed	(159,456)	(411,527)	(160,802)	(439,801)
Change in net assets resulting from Class R6 capital transactions	(6,497)	16,806	37,311	86,072
Total change in net assets resulting from capital transactions	$(18,251)	$(43,881)	$24,252	$11,751
SHARE TRANSACTIONS:
Class I
Issued	12	27	8	15
Reinvested	6	5	6	6
Redeemed	(17)	(434)	(28)	(353)
Change in Class I Shares	1	(402)	(14)	(332)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

134	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R2
Issued	3	4	2	10
Reinvested	1	1	— (a)	— (a)
Redeemed	— (a)	(1)	(5)	(1)
Change in Class R2 Shares	4	4	(3)	9
Class R3
Issued	10	90	26	195
Reinvested	1	18	1	27
Redeemed	(87)	(1,393)	(108)	(1,985)
Change in Class R3 Shares	(76)	(1,285)	(81)	(1,763)
Class R4
Issued	77	894	62	931
Reinvested	33	51	36	54
Redeemed	(286)	(1,062)	(238)	(1,203)
Change in Class R4 Shares	(176)	(117)	(140)	(218)
Class R5
Issued	26	151	38	228
Reinvested	20	49	19	48
Redeemed	(359)	(1,321)	(386)	(1,227)
Change in Class R5 Shares	(313)	(1,121)	(329)	(951)
Class R6
Issued	4,698	18,722	5,807	21,298
Reinvested	2,422	2,064	2,563	2,125
Redeemed	(7,527)	(20,050)	(6,927)	(19,684)
Change in Class R6 Shares	(407)	736	1,443	3,739

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$154	$401	$121	$284
Distributions reinvested	68	44	69	49
Cost of shares redeemed	(105)	(4,624)	(69)	(3,353)
Change in net assets resulting from Class I capital transactions	117	(4,179)	121	(3,020)
Class R2
Proceeds from shares issued	36	1,014	42	352
Distributions reinvested	8	1	6	1
Cost of shares redeemed	(11)	(682)	(86)	(33)
Change in net assets resulting from Class R2 capital transactions	33	333	(38)	320
Class R3
Proceeds from shares issued	785	2,774	459	3,178
Distributions reinvested	41	357	11	376
Cost of shares redeemed	(2,595)	(30,231)	(1,773)	(30,112)
Change in net assets resulting from Class R3 capital transactions	(1,769)	(27,100)	(1,303)	(26,558)
Class R4
Proceeds from shares issued	2,866	20,615	1,272	13,180
Distributions reinvested	846	1,096	654	811
Cost of shares redeemed	(6,652)	(24,397)	(4,265)	(17,359)
Change in net assets resulting from Class R4 capital transactions	(2,940)	(2,686)	(2,339)	(3,368)
Class R5
Proceeds from shares issued	1,042	4,472	1,607	4,850
Distributions reinvested	481	808	278	562
Cost of shares redeemed	(7,210)	(18,379)	(6,375)	(16,288)
Change in net assets resulting from Class R5 capital transactions	(5,687)	(13,099)	(4,490)	(10,876)
Class R6
Proceeds from shares issued	198,693	518,020	171,123	484,212
Distributions reinvested	59,328	42,769	50,554	36,853
Cost of shares redeemed	(154,465)	(389,431)	(135,646)	(338,547)
Change in net assets resulting from Class R6 capital transactions	103,556	171,358	86,031	182,518
Total change in net assets resulting from capital transactions	$93,310	$124,627	$77,982	$139,016
SHARE TRANSACTIONS:
Class I
Issued	6	16	4	11
Reinvested	3	2	3	2
Redeemed	(4)	(193)	(3)	(134)
Change in Class I Shares	5	(175)	4	(121)
SEE NOTES TO FINANCIAL STATEMENTS.

136	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R2
Issued	1	40	2	13
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	— (a)	(28)	(3)	(1)
Change in Class R2 Shares	1	12	(1)	12
Class R3
Issued	31	115	17	129
Reinvested	1	15	— (a)	15
Redeemed	(104)	(1,209)	(69)	(1,154)
Change in Class R3 Shares	(72)	(1,079)	(52)	(1,010)
Class R4
Issued	113	832	47	512
Reinvested	32	47	23	33
Redeemed	(264)	(989)	(162)	(670)
Change in Class R4 Shares	(119)	(110)	(92)	(125)
Class R5
Issued	41	184	58	195
Reinvested	18	35	10	23
Redeemed	(278)	(740)	(234)	(627)
Change in Class R5 Shares	(219)	(521)	(166)	(409)
Class R6
Issued	7,711	21,196	6,309	18,950
Reinvested	2,226	1,831	1,793	1,512
Redeemed	(6,093)	(16,088)	(5,085)	(13,374)
Change in Class R6 Shares	3,844	6,939	3,017	7,088

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	137

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$143	$376	$96	$151
Distributions reinvested	95	67	17	11
Cost of shares redeemed	(194)	(3,116)	(25)	(1,997)
Change in net assets resulting from Class I capital transactions	44	(2,673)	88	(1,835)
Class R2
Proceeds from shares issued	305	266	63	520
Distributions reinvested	11	— (a)	11	1
Cost of shares redeemed	(1)	(18)	(4)	(29)
Change in net assets resulting from Class R2 capital transactions	315	248	70	492
Class R3
Proceeds from shares issued	364	2,980	201	1,550
Distributions reinvested	16	192	— (a)	96
Cost of shares redeemed	(1,817)	(18,337)	(1,086)	(10,858)
Change in net assets resulting from Class R3 capital transactions	(1,437)	(15,165)	(885)	(9,212)
Class R4
Proceeds from shares issued	1,238	13,912	1,333	9,501
Distributions reinvested	436	592	468	553
Cost of shares redeemed	(2,926)	(18,207)	(3,362)	(12,178)
Change in net assets resulting from Class R4 capital transactions	(1,252)	(3,703)	(1,561)	(2,124)
Class R5
Proceeds from shares issued	984	3,613	790	3,341
Distributions reinvested	217	402	160	338
Cost of shares redeemed	(4,693)	(12,695)	(5,532)	(9,831)
Change in net assets resulting from Class R5 capital transactions	(3,492)	(8,680)	(4,582)	(6,152)
Class R6
Proceeds from shares issued	177,040	450,848	145,642	440,700
Distributions reinvested	38,699	27,820	29,164	21,011
Cost of shares redeemed	(131,809)	(294,213)	(105,982)	(248,024)
Change in net assets resulting from Class R6 capital transactions	83,930	184,455	68,824	213,687
Total change in net assets resulting from capital transactions	$78,108	$154,482	$61,954	$194,856
SHARE TRANSACTIONS:
Class I
Issued	6	14	4	6
Reinvested	3	3	1	— (a)
Redeemed	(7)	(122)	(1)	(78)
Change in Class I Shares	2	(105)	4	(72)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

138	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R2
Issued	11	10	2	19
Reinvested	— (a)	— (a)	—	— (a)
Redeemed	— (a)	(1)	— (a)	(1)
Change in Class R2 Shares	11	9	2	18
Class R3
Issued	13	114	8	60
Reinvested	1	8	— (a)	4
Redeemed	(69)	(678)	(41)	(402)
Change in Class R3 Shares	(55)	(556)	(33)	(338)
Class R4
Issued	44	525	47	360
Reinvested	15	23	16	22
Redeemed	(107)	(678)	(122)	(454)
Change in Class R4 Shares	(48)	(130)	(59)	(72)
Class R5
Issued	35	139	28	129
Reinvested	7	16	5	14
Redeemed	(166)	(475)	(195)	(368)
Change in Class R5 Shares	(124)	(320)	(162)	(225)
Class R6
Issued	6,271	17,086	5,172	16,747
Reinvested	1,315	1,105	991	837
Redeemed	(4,765)	(11,240)	(3,827)	(9,486)
Change in Class R6 Shares	2,821	6,951	2,336	8,098

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	139

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$83	$176	$17	$40
Distributions reinvested	27	19	193	159
Cost of shares redeemed	(64)	(1,102)	(26)	(109)
Change in net assets resulting from Class I capital transactions	46	(907)	184	90
Class R2
Proceeds from shares issued	39	240	115	514
Distributions reinvested	5	— (a)	9	1
Cost of shares redeemed	(9)	(18)	(77)	(45)
Change in net assets resulting from Class R2 capital transactions	35	222	47	470
Class R3
Proceeds from shares issued	123	706	35	602
Distributions reinvested	3	18	—	21
Cost of shares redeemed	(284)	(2,896)	(191)	(2,701)
Change in net assets resulting from Class R3 capital transactions	(158)	(2,172)	(156)	(2,078)
Class R4
Proceeds from shares issued	1,086	7,713	1,176	3,604
Distributions reinvested	239	301	65	67
Cost of shares redeemed	(1,622)	(9,679)	(933)	(2,645)
Change in net assets resulting from Class R4 capital transactions	(297)	(1,665)	308	1,026
Class R5
Proceeds from shares issued	749	3,462	551	1,886
Distributions reinvested	112	275	42	65
Cost of shares redeemed	(3,665)	(10,519)	(1,353)	(2,421)
Change in net assets resulting from Class R5 capital transactions	(2,804)	(6,782)	(760)	(470)
Class R6
Proceeds from shares issued	116,139	284,519	92,176	191,820
Distributions reinvested	17,551	11,478	7,908	4,257
Cost of shares redeemed	(68,476)	(148,991)	(30,438)	(80,727)
Change in net assets resulting from Class R6 capital transactions	65,214	147,006	69,646	115,350
Total change in net assets resulting from capital transactions	$62,036	$135,702	$69,269	$114,388
SHARE TRANSACTIONS:
Class I
Issued	2	7	1	2
Reinvested	1	1	9	8
Redeemed	(2)	(43)	(1)	(6)
Change in Class I Shares	1	(35)	9	4

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

140	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (Unaudited)	Year Ended June 30, 2023
SHARE TRANSACTIONS: (continued)
Class R2
Issued	1	9	6	24
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	— (a)	(1)	(4)	(2)
Change in Class R2 Shares	1	8	2	22
Class R3
Issued	4	27	1	31
Reinvested	— (a)	1	—	1
Redeemed	(11)	(107)	(9)	(129)
Change in Class R3 Shares	(7)	(79)	(8)	(97)
Class R4
Issued	39	297	52	177
Reinvested	8	12	3	4
Redeemed	(59)	(361)	(43)	(128)
Change in Class R4 Shares	(12)	(52)	12	53
Class R5
Issued	27	135	27	93
Reinvested	4	11	2	3
Redeemed	(131)	(396)	(62)	(117)
Change in Class R5 Shares	(100)	(250)	(33)	(21)
Class R6
Issued	4,156	10,887	4,232	9,428
Reinvested	600	460	346	219
Redeemed	(2,490)	(5,728)	(1,401)	(3,969)
Change in Class R6 Shares	2,266	5,619	3,177	5,678

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	141

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2065 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Period Ended June 30, 2023(a)
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$—	$20
Distributions reinvested	— (b)	— (b)
Change in net assets resulting from Class I capital transactions	— (b)	20
Class R2
Proceeds from shares issued	—	20
Distributions reinvested	— (b)	— (b)
Change in net assets resulting from Class R2 capital transactions	— (b)	20
Class R3
Proceeds from shares issued	—	20
Distributions reinvested	— (b)	— (b)
Change in net assets resulting from Class R3 capital transactions	— (b)	20
Class R4
Proceeds from shares issued	—	20
Distributions reinvested	— (b)	— (b)
Change in net assets resulting from Class R4 capital transactions	— (b)	20
Class R5
Proceeds from shares issued	6	20
Distributions reinvested	1	— (b)
Change in net assets resulting from Class R5 capital transactions	7	20
Class R6
Proceeds from shares issued	6,857	7,411
Distributions reinvested	204	6
Cost of shares redeemed	(1,400)	(418)
Change in net assets resulting from Class R6 capital transactions	5,661	6,999
Total change in net assets resulting from capital transactions	$5,668	$7,099
SHARE TRANSACTIONS:
Class I
Issued	—	1
Reinvested	— (b)	— (b)
Change in Class I Shares	— (b)	1
Class R2
Issued	—	1
Reinvested	— (b)	— (b)
Change in Class R2 Shares	— (b)	1

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

142	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2065 Fund
	Six Months Ended December 31, 2023 (Unaudited)	Period Ended June 30, 2023(a)
SHARE TRANSACTIONS: (continued)
Class R3
Issued	—	1
Reinvested	— (b)	— (b)
Change in Class R3 Shares	— (b)	1
Class R4
Issued	—	1
Reinvested	— (b)	— (b)
Change in Class R4 Shares	— (b)	1
Class R5
Issued	—	2
Reinvested	— (b)	— (b)
Change in Class R5 Shares	— (b)	2
Class R6
Issued	397	457
Reinvested	11	—
Redeemed	(80)	(26)
Change in Class R6 Shares	328	431

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend Income Fund
Class I
Six Months Ended December 31, 2023 (Unaudited)	$17.05	$0.29	$0.53	$0.82	$(0.52)	$—	$(0.52)
Year Ended June 30, 2023	16.42	0.42	0.61	1.03	(0.40)	—	(0.40)
Year Ended June 30, 2022	19.48	0.38	(2.66)	(2.28)	(0.23)	(0.55)	(0.78)
Year Ended June 30, 2021	17.65	0.33	2.28	2.61	(0.34)	(0.44)	(0.78)
Year Ended June 30, 2020	17.52	0.42	0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.53	0.45	0.49	0.94	(0.45)	(0.50)	(0.95)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	17.02	0.24	0.53	0.77	(0.44)	—	(0.44)
Year Ended June 30, 2023	16.41	0.36	0.59	0.95	(0.34)	—	(0.34)
Year Ended June 30, 2022	19.47	0.26	(2.64)	(2.38)	(0.13)	(0.55)	(0.68)
Year Ended June 30, 2021	17.64	0.24	2.28	2.52	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	17.51	0.34	0.12	0.46	(0.33)	—	(0.33)
Year Ended June 30, 2019	17.53	0.39	0.46	0.85	(0.37)	(0.50)	(0.87)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	17.00	0.23	0.57	0.80	—	—	—
Year Ended June 30, 2023	16.39	0.36	0.63	0.99	(0.38)	—	(0.38)
Year Ended June 30, 2022	19.47	0.34	(2.67)	(2.33)	(0.20)	(0.55)	(0.75)
Year Ended June 30, 2021	17.64	0.28	2.28	2.56	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	17.52	0.35	0.15	0.50	(0.38)	—	(0.38)
Year Ended June 30, 2019	17.54	0.43	0.46	0.89	(0.41)	(0.50)	(0.91)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	17.02	0.28	0.53	0.81	(0.52)	—	(0.52)
Year Ended June 30, 2023	16.41	0.44	0.60	1.04	(0.43)	—	(0.43)
Year Ended June 30, 2022	19.48	0.39	(2.68)	(2.29)	(0.23)	(0.55)	(0.78)
Year Ended June 30, 2021	17.65	0.47	2.15	2.62	(0.35)	(0.44)	(0.79)
Year Ended June 30, 2020	17.52	0.42	0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.52	0.49	0.45	0.94	(0.44)	(0.50)	(0.94)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	17.03	0.29	0.54	0.83	(0.55)	—	(0.55)
Year Ended June 30, 2023	16.42	0.46	0.60	1.06	(0.45)	—	(0.45)
Year Ended June 30, 2022	19.48	0.41	(2.68)	(2.27)	(0.24)	(0.55)	(0.79)
Year Ended June 30, 2021	17.64	0.35	2.30	2.65	(0.37)	(0.44)	(0.81)
Year Ended June 30, 2020	17.51	0.45	0.13	0.58	(0.45)	—	(0.45)
Year Ended June 30, 2019	17.53	0.50	0.46	0.96	(0.48)	(0.50)	(0.98)
SEE NOTES TO FINANCIAL STATEMENTS.

144	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$17.35	4.82%	$1,684	0.32%	3.39%	0.51%	8%
17.05	6.42	1,581	0.31	2.55	0.52	37
16.42	(12.25)	3,519	0.27	2.05	0.50	54
19.48	14.98	6,243	0.27	1.75	0.56	116
17.65	3.19	5,745	0.28	2.41	0.66	66
17.52	5.67	7,450	0.27	2.62	0.65	57

17.35	4.53	19	0.82	2.88	1.49	8
17.02	5.91	19	0.80	2.16	1.04	37
16.41	(12.71)	17	0.78	1.37	1.03	54
19.47	14.42	56	0.77	1.25	1.06	116
17.64	2.68	49	0.78	1.93	2.67	66
17.51	5.13	48	0.77	2.28	1.16	57

17.80	4.71	184	0.57	2.66	0.80	8
17.00	6.16	743	0.56	2.16	0.77	37
16.39	(12.48)	5,767	0.53	1.79	0.76	54
19.47	14.71	9,146	0.52	1.51	0.79	116
17.64	2.91	6,778	0.53	2.01	0.87	66
17.52	5.38	566	0.52	2.51	0.91	57

17.31	4.76	14,215	0.32	3.33	0.51	8
17.02	6.48	15,175	0.31	2.65	0.52	37
16.41	(12.30)	13,606	0.28	2.09	0.51	54
19.48	15.01	13,511	0.27	2.47	0.54	116
17.65	3.18	1,705	0.28	2.40	0.63	66
17.52	5.66	2,290	0.27	2.86	0.65	57

17.31	4.85	9,694	0.17	3.46	0.37	8
17.03	6.63	11,304	0.16	2.75	0.37	37
16.42	(12.18)	14,108	0.13	2.19	0.36	54
19.48	15.21	21,633	0.12	1.88	0.40	116
17.64	3.35	25,547	0.13	2.56	0.48	66
17.51	5.80	62,732	0.12	2.88	0.50	57
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend Income Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$17.05	$0.31	$0.53	$0.84	$(0.57)	$—	$(0.57)
Year Ended June 30, 2023	16.44	0.48	0.60	1.08	(0.47)	—	(0.47)
Year Ended June 30, 2022	19.49	0.43	(2.68)	(2.25)	(0.25)	(0.55)	(0.80)
Year Ended June 30, 2021	17.65	0.39	2.28	2.67	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2020	17.52	0.47	0.13	0.60	(0.47)	—	(0.47)
Year Ended June 30, 2019	17.54	0.52	0.46	0.98	(0.50)	(0.50)	(1.00)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

146	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$17.32	4.91%	$623,173	0.07%	3.61%	0.26%	8%
17.05	6.74	640,121	0.06	2.92	0.27	37
16.44	(12.07)	538,482	0.03	2.30	0.26	54
19.49	15.32	712,820	0.02	2.04	0.29	116
17.65	3.46	450,928	0.03	2.69	0.38	66
17.52	5.90	351,885	0.02	3.00	0.40	57
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Six Months Ended December 31, 2023 (Unaudited)	$19.04	$0.29	$0.64	$0.93	$(0.52)	$—	$(0.52)
Year Ended June 30, 2023	18.32	0.46	0.70	1.16	(0.44)	—	(0.44)
Year Ended June 30, 2022	21.93	0.43	(2.98)	(2.55)	(0.26)	(0.80)	(1.06)
Year Ended June 30, 2021	19.70	0.37	2.71	3.08	(0.38)	(0.47)	(0.85)
Year Ended June 30, 2020	19.53	0.47	0.19	0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.63	0.50	0.53	1.03	(0.51)	(0.62)	(1.13)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	19.00	0.27	0.61	0.88	(0.52)	—	(0.52)
Year Ended June 30, 2023	18.32	0.40	0.67	1.07	(0.39)	—	(0.39)
Year Ended June 30, 2022	21.96	0.32	(2.97)	(2.65)	(0.19)	(0.80)	(0.99)
Year Ended June 30, 2021	19.74	0.27	2.70	2.97	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2020	19.52	0.32	0.25	0.57	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2019	19.64	0.46	0.47	0.93	(0.43)	(0.62)	(1.05)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	19.02	0.28	0.63	0.91	(0.25)	—	(0.25)
Year Ended June 30, 2023	18.27	0.38	0.74	1.12	(0.37)	—	(0.37)
Year Ended June 30, 2022	21.90	0.38	(2.98)	(2.60)	(0.23)	(0.80)	(1.03)
Year Ended June 30, 2021	19.68	0.32	2.70	3.02	(0.33)	(0.47)	(0.80)
Year Ended June 30, 2020	19.51	0.41	0.20	0.61	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2019	19.62	0.58	0.40	0.98	(0.47)	(0.62)	(1.09)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	19.00	0.31	0.62	0.93	(0.60)	—	(0.60)
Year Ended June 30, 2023	18.34	0.48	0.68	1.16	(0.50)	—	(0.50)
Year Ended June 30, 2022	21.94	0.43	(2.97)	(2.54)	(0.26)	(0.80)	(1.06)
Year Ended June 30, 2021	19.72	0.45	2.63	3.08	(0.39)	(0.47)	(0.86)
Year Ended June 30, 2020	19.55	0.47	0.19	0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.62	0.56	0.47	1.03	(0.48)	(0.62)	(1.10)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	19.02	0.32	0.63	0.95	(0.64)	—	(0.64)
Year Ended June 30, 2023	18.34	0.50	0.69	1.19	(0.51)	—	(0.51)
Year Ended June 30, 2022	21.94	0.46	(2.99)	(2.53)	(0.27)	(0.80)	(1.07)
Year Ended June 30, 2021	19.71	0.40	2.72	3.12	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2020	19.54	0.50	0.19	0.69	(0.50)	(0.02)	(0.52)
Year Ended June 30, 2019	19.64	0.55	0.51	1.06	(0.54)	(0.62)	(1.16)
SEE NOTES TO FINANCIAL STATEMENTS.

148	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$19.45	4.87%	$633	0.32%	3.04%	0.52%	6%
19.04	6.52	1,803	0.31	2.52	0.51	26
18.32	(12.31)	5,098	0.28	2.04	0.50	56
21.93	15.85	10,270	0.27	1.73	0.53	127
19.70	3.43	12,068	0.27	2.38	0.61	58
19.53	5.66	17,098	0.28	2.61	0.62	33

19.36	4.65	20	0.82	2.80	1.81	6
19.00	5.99	18	0.81	2.15	1.11	26
18.32	(12.71)	17	0.78	1.50	1.03	56
21.96	15.21	29	0.77	1.25	1.06	127
19.74	2.95	26	0.77	1.64	1.48	58
19.52	5.12	71	0.78	2.40	1.19	33

19.68	4.78	1,223	0.57	2.93	0.77	6
19.02	6.23	2,072	0.56	2.07	0.75	26
18.27	(12.53)	21,581	0.53	1.79	0.75	56
21.90	15.53	38,449	0.52	1.50	0.78	127
19.68	3.17	36,312	0.52	2.12	0.86	58
19.51	5.42	30,988	0.52	3.03	0.87	33

19.33	4.90	13,568	0.32	3.23	0.51	6
19.00	6.50	15,033	0.31	2.61	0.50	26
18.34	(12.25)	15,172	0.28	2.08	0.50	56
21.94	15.80	16,644	0.27	2.14	0.54	127
19.72	3.44	5,461	0.27	2.41	0.61	58
19.55	5.67	4,631	0.28	2.88	0.63	33

19.33	4.98	9,931	0.17	3.35	0.36	6
19.02	6.69	12,498	0.16	2.73	0.36	26
18.34	(12.19)	18,776	0.13	2.18	0.35	56
21.94	16.01	34,438	0.12	1.88	0.38	127
19.71	3.58	41,625	0.12	2.53	0.46	58
19.54	5.83	182,770	0.13	2.84	0.47	33
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2020 Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$19.03	$0.34	$0.61	$0.95	$(0.66)	$—	$(0.66)
Year Ended June 30, 2023	18.35	0.53	0.68	1.21	(0.53)	—	(0.53)
Year Ended June 30, 2022	21.94	0.48	(2.99)	(2.51)	(0.28)	(0.80)	(1.08)
Year Ended June 30, 2021	19.72	0.44	2.69	3.13	(0.44)	(0.47)	(0.91)
Year Ended June 30, 2020	19.55	0.53	0.18	0.71	(0.52)	(0.02)	(0.54)
Year Ended June 30, 2019	19.64	0.58	0.51	1.09	(0.56)	(0.62)	(1.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

150	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$19.32	5.01%	$820,797	0.07%	3.53%	0.26%	6%
19.03	6.81	838,867	0.06	2.87	0.25	26
18.35	(12.10)	978,258	0.03	2.31	0.25	56
21.94	16.07	1,360,729	0.02	2.05	0.27	127
19.72	3.70	852,403	0.02	2.68	0.36	58
19.55	5.99	618,142	0.03	2.99	0.37	33
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Six Months Ended December 31, 2023 (Unaudited)	$21.42	$0.34	$0.76	$1.10	$(0.62)	$—	$(0.62)
Year Ended June 30, 2023	20.26	0.49	1.08	1.57	(0.41)	—	(0.41)
Year Ended June 30, 2022	24.44	0.47	(3.61)	(3.14)	(0.30)	(0.74)	(1.04)
Year Ended June 30, 2021	20.88	0.39	3.98	4.37	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.85	0.45	0.10	0.55	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.77	0.51	0.63	1.14	(0.51)	(0.55)	(1.06)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	21.27	0.28	0.75	1.03	(0.52)	—	(0.52)
Year Ended June 30, 2023	20.19	0.42	1.05	1.47	(0.39)	—	(0.39)
Year Ended June 30, 2022	24.43	0.36	(3.62)	(3.26)	(0.24)	(0.74)	(0.98)
Year Ended June 30, 2021	20.88	0.27	3.97	4.24	(0.28)	(0.41)	(0.69)
Year Ended June 30, 2020	20.84	0.34	0.12	0.46	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2019	20.76	0.43	0.62	1.05	(0.42)	(0.55)	(0.97)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	21.33	0.29	0.78	1.07	(0.25)	—	(0.25)
Year Ended June 30, 2023	20.20	0.40	1.12	1.52	(0.39)	—	(0.39)
Year Ended June 30, 2022	24.40	0.41	(3.60)	(3.19)	(0.27)	(0.74)	(1.01)
Year Ended June 30, 2021	20.86	0.33	3.96	4.29	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	20.82	0.38	0.13	0.51	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2019	20.75	0.61	0.48	1.09	(0.47)	(0.55)	(1.02)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	21.35	0.33	0.77	1.10	(0.61)	—	(0.61)
Year Ended June 30, 2023	20.28	0.51	1.06	1.57	(0.50)	—	(0.50)
Year Ended June 30, 2022	24.46	0.48	(3.62)	(3.14)	(0.30)	(0.74)	(1.04)
Year Ended June 30, 2021	20.91	0.48	3.88	4.36	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.87	0.45	0.11	0.56	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.76	0.55	0.60	1.15	(0.49)	(0.55)	(1.04)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	21.37	0.34	0.77	1.11	(0.64)	—	(0.64)
Year Ended June 30, 2023	20.28	0.52	1.09	1.61	(0.52)	—	(0.52)
Year Ended June 30, 2022	24.45	0.51	(3.62)	(3.11)	(0.32)	(0.74)	(1.06)
Year Ended June 30, 2021	20.89	0.41	3.99	4.40	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	20.86	0.48	0.10	0.58	(0.47)	(0.08)	(0.55)
Year Ended June 30, 2019	20.78	0.56	0.61	1.17	(0.54)	(0.55)	(1.09)
SEE NOTES TO FINANCIAL STATEMENTS.

152	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$21.90	5.14%	$4,570	0.32%	3.17%	0.51%	7%
21.42	7.89	4,455	0.31	2.40	0.50	35
20.26	(13.48)	12,346	0.30	2.01	0.50	50
24.44	21.19	22,423	0.29	1.67	0.53	107
20.88	2.67	19,084	0.30	2.15	0.61	61
20.85	5.89	18,384	0.29	2.52	0.62	25

21.78	4.86	1,376	0.82	2.68	1.01	7
21.27	7.41	1,260	0.81	2.04	1.00	35
20.19	(13.95)	1,103	0.80	1.56	1.00	50
24.43	20.54	1,230	0.79	1.18	1.03	107
20.88	2.21	980	0.80	1.64	1.12	61
20.84	5.38	958	0.79	2.10	1.12	25

22.15	5.01	2,661	0.57	2.70	0.78	7
21.33	7.69	4,169	0.56	1.97	0.75	35
20.20	(13.70)	29,917	0.55	1.76	0.75	50
24.40	20.82	47,880	0.54	1.43	0.78	107
20.86	2.46	35,243	0.55	1.83	0.86	61
20.82	5.64	23,836	0.54	3.01	0.87	25

21.84	5.14	26,344	0.32	3.10	0.49	7
21.35	7.93	29,511	0.31	2.50	0.50	35
20.28	(13.47)	30,405	0.30	2.07	0.49	50
24.46	21.14	32,349	0.29	2.07	0.53	107
20.91	2.71	7,401	0.30	2.13	0.61	61
20.87	5.90	7,896	0.29	2.71	0.62	25

21.84	5.19	15,292	0.17	3.16	0.35	7
21.37	8.13	21,647	0.16	2.55	0.35	35
20.28	(13.37)	43,290	0.15	2.18	0.34	50
24.45	21.35	72,428	0.14	1.79	0.38	107
20.89	2.82	78,200	0.15	2.29	0.46	61
20.86	6.05	196,513	0.14	2.74	0.47	25
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2025 Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$21.38	$0.37	$0.75	$1.12	$(0.67)	$—	$(0.67)
Year Ended June 30, 2023	20.30	0.57	1.05	1.62	(0.54)	—	(0.54)
Year Ended June 30, 2022	24.46	0.54	(3.63)	(3.09)	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2021	20.90	0.46	3.96	4.42	(0.45)	(0.41)	(0.86)
Year Ended June 30, 2020	20.86	0.51	0.10	0.61	(0.49)	(0.08)	(0.57)
Year Ended June 30, 2019	20.78	0.59	0.61	1.20	(0.57)	(0.55)	(1.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

154	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$21.83	5.26%	$1,855,741	0.07%	3.42%	0.24%	7%
21.38	8.20	1,826,031	0.06	2.78	0.24	35
20.30	(13.28)	1,718,926	0.05	2.31	0.24	50
24.46	21.46	2,118,605	0.04	1.99	0.27	107
20.90	2.98	1,146,307	0.05	2.43	0.36	61
20.86	6.15	865,881	0.04	2.88	0.37	25
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Six Months Ended December 31, 2023 (Unaudited)	$23.56	$0.34	$0.98	$1.32	$(0.62)	$—	$(0.62)
Year Ended June 30, 2023	21.86	0.48	1.64	2.12	(0.42)	—	(0.42)
Year Ended June 30, 2022	26.66	0.50	(4.14)	(3.64)	(0.34)	(0.82)	(1.16)
Year Ended June 30, 2021	21.81	0.40	5.12	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.85	0.42	0.06	0.48	(0.41)	(0.11)	(0.52)
Year Ended June 30, 2019	21.89	0.50	0.66	1.16	(0.51)	(0.69)	(1.20)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	23.46	0.27	0.98	1.25	(0.49)	—	(0.49)
Year Ended June 30, 2023	21.90	0.44	1.56	2.00	(0.44)	—	(0.44)
Year Ended June 30, 2022	26.76	0.44	(4.22)	(3.78)	(0.26)	(0.82)	(1.08)
Year Ended June 30, 2021	21.87	0.27	5.14	5.41	(0.26)	(0.26)	(0.52)
Year Ended June 30, 2020	21.86	0.07	0.30	0.37	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2019	21.90	0.41	0.64	1.05	(0.40)	(0.69)	(1.09)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	23.43	0.29	0.99	1.28	(0.22)	—	(0.22)
Year Ended June 30, 2023	21.77	0.39	1.67	2.06	(0.40)	—	(0.40)
Year Ended June 30, 2022	26.59	0.44	(4.13)	(3.69)	(0.31)	(0.82)	(1.13)
Year Ended June 30, 2021	21.75	0.34	5.10	5.44	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2020	21.81	0.35	0.07	0.42	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	21.87	0.58	0.52	1.10	(0.47)	(0.69)	(1.16)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	23.50	0.34	0.98	1.32	(0.61)	—	(0.61)
Year Ended June 30, 2023	21.87	0.52	1.60	2.12	(0.49)	—	(0.49)
Year Ended June 30, 2022	26.67	0.51	(4.15)	(3.64)	(0.34)	(0.82)	(1.16)
Year Ended June 30, 2021	21.82	0.51	5.01	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.88	0.42	0.05	0.47	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	21.88	0.56	0.60	1.16	(0.47)	(0.69)	(1.16)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	23.51	0.35	0.98	1.33	(0.64)	—	(0.64)
Year Ended June 30, 2023	21.87	0.53	1.62	2.15	(0.51)	—	(0.51)
Year Ended June 30, 2022	26.66	0.54	(4.15)	(3.61)	(0.36)	(0.82)	(1.18)
Year Ended June 30, 2021	21.80	0.42	5.14	5.56	(0.44)	(0.26)	(0.70)
Year Ended June 30, 2020	21.86	0.46	0.04	0.50	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2019	21.90	0.55	0.64	1.19	(0.54)	(0.69)	(1.23)
SEE NOTES TO FINANCIAL STATEMENTS.

156	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$24.26	5.59%	$6,119	0.33%	2.91%	0.50%	9%
23.56	9.86	6,269	0.32	2.15	0.50	31
21.86	(14.35)	13,080	0.32	1.95	0.49	49
26.66	25.56	24,992	0.32	1.62	0.52	94
21.81	2.19	16,640	0.34	1.92	0.60	51
21.85	5.76	28,932	0.32	2.35	0.62	17

24.22	5.32	324	0.84	2.33	1.05	9
23.46	9.32	384	0.82	1.98	1.00	31
21.90	(14.78)	140	0.82	1.79	1.01	49
26.76	24.95	44	0.82	1.10	1.05	94
21.87	1.64	37	0.83	0.30	1.21	51
21.86	5.24	591	0.82	1.93	1.13	17

24.49	5.45	4,562	0.59	2.50	0.75	9
23.43	9.60	6,248	0.57	1.74	0.74	31
21.77	(14.58)	44,192	0.57	1.73	0.74	49
26.59	25.27	64,653	0.57	1.36	0.77	94
21.75	1.89	49,156	0.59	1.62	0.85	51
21.81	5.50	26,950	0.57	2.73	0.87	17

24.21	5.60	35,396	0.33	2.88	0.49	9
23.50	9.89	37,680	0.32	2.32	0.49	31
21.87	(14.35)	39,828	0.32	2.02	0.49	49
26.67	25.57	42,877	0.32	2.04	0.52	94
21.82	2.14	9,940	0.34	1.93	0.60	51
21.88	5.75	9,072	0.32	2.62	0.62	17

24.20	5.66	17,792	0.18	2.94	0.34	9
23.51	10.05	25,006	0.17	2.36	0.34	31
21.87	(14.25)	44,084	0.17	2.09	0.34	49
26.66	25.79	87,630	0.17	1.72	0.37	94
21.80	2.29	84,230	0.19	2.11	0.45	51
21.86	5.93	236,899	0.17	2.57	0.47	17
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2030 Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$23.53	$0.38	$0.97	$1.35	$(0.68)	$—	$(0.68)
Year Ended June 30, 2023	21.90	0.58	1.59	2.17	(0.54)	—	(0.54)
Year Ended June 30, 2022	26.67	0.58	(4.15)	(3.57)	(0.38)	(0.82)	(1.20)
Year Ended June 30, 2021	21.81	0.48	5.11	5.59	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2020	21.87	0.48	0.05	0.53	(0.48)	(0.11)	(0.59)
Year Ended June 30, 2019	21.91	0.59	0.62	1.21	(0.56)	(0.69)	(1.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

158	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$24.20	5.74%	$2,393,012	0.08%	3.19%	0.24%	9%
23.53	10.11	2,293,258	0.07	2.59	0.24	31
21.90	(14.12)	2,051,907	0.07	2.26	0.24	49
26.67	25.90	2,411,541	0.06	1.93	0.27	94
21.81	2.40	1,294,750	0.09	2.22	0.35	51
21.87	6.03	880,234	0.07	2.76	0.37	17
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Six Months Ended December 31, 2023 (Unaudited)	$25.81	$0.36	$1.18	$1.54	$(0.63)	$—	$(0.63)
Year Ended June 30, 2023	23.50	0.49	2.24	2.73	(0.42)	—	(0.42)
Year Ended June 30, 2022	28.89	0.60	(4.64)	(4.04)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.56	0.45	6.37	6.82	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2020	22.80	0.40	(0.13)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.48	0.72	1.20	(0.50)	(0.68)	(1.18)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	25.95	0.30	1.18	1.48	(0.58)	—	(0.58)
Year Ended June 30, 2023	23.70	0.67	1.94	2.61	(0.36)	—	(0.36)
Year Ended June 30, 2022	28.90	0.20	(4.42)	(4.22)	(0.05)	(0.93)	(0.98)
Year Ended June 30, 2021	22.58	0.37	6.32	6.69	(0.35)	(0.02)	(0.37)
Year Ended June 30, 2020	22.78	0.22	(0.07)	0.15	(0.25)	(0.10)	(0.35)
Year Ended June 30, 2019	22.79	0.42	0.67	1.09	(0.42)	(0.68)	(1.10)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	25.68	0.30	1.19	1.49	(0.37)	—	(0.37)
Year Ended June 30, 2023	23.43	0.38	2.28	2.66	(0.41)	—	(0.41)
Year Ended June 30, 2022	28.84	0.51	(4.61)	(4.10)	(0.38)	(0.93)	(1.31)
Year Ended June 30, 2021	22.53	0.40	6.34	6.74	(0.41)	(0.02)	(0.43)
Year Ended June 30, 2020	22.77	0.33	(0.12)	0.21	(0.35)	(0.10)	(0.45)
Year Ended June 30, 2019	22.77	0.62	0.52	1.14	(0.46)	(0.68)	(1.14)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	25.73	0.35	1.18	1.53	(0.61)	—	(0.61)
Year Ended June 30, 2023	23.52	0.53	2.19	2.72	(0.51)	—	(0.51)
Year Ended June 30, 2022	28.91	0.59	(4.63)	(4.04)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.59	0.62	6.20	6.82	(0.48)	(0.02)	(0.50)
Year Ended June 30, 2020	22.83	0.41	(0.14)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.56	0.64	1.20	(0.47)	(0.68)	(1.15)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	25.76	0.37	1.19	1.56	(0.66)	—	(0.66)
Year Ended June 30, 2023	23.54	0.55	2.20	2.75	(0.53)	—	(0.53)
Year Ended June 30, 2022	28.91	0.61	(4.61)	(4.00)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2021	22.58	0.49	6.37	6.86	(0.51)	(0.02)	(0.53)
Year Ended June 30, 2020	22.82	0.46	(0.16)	0.30	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2019	22.80	0.55	0.68	1.23	(0.53)	(0.68)	(1.21)
SEE NOTES TO FINANCIAL STATEMENTS.

160	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$26.72	5.97%	$2,978	0.32%	2.82%	0.52%	8%
25.81	11.78	2,765	0.31	2.01	0.51	25
23.50	(14.78)	6,629	0.29	2.12	0.50	32
28.89	30.42	13,615	0.30	1.74	0.53	50
22.56	1.14	11,645	0.36	1.77	0.62	55
22.80	5.73	12,979	0.35	2.16	0.63	16

26.85	5.69	379	0.82	2.34	1.09	8
25.95	11.16	333	0.81	2.68	1.15	25
23.70	(15.18)	20	0.79	0.70	1.02	32
28.90	29.78	673	0.79	1.36	1.00	50
22.58	0.62	32	0.86	0.98	1.52	55
22.78	5.20	73	0.85	1.90	1.19	16

26.80	5.81	6,092	0.57	2.34	0.75	8
25.68	11.51	7,679	0.56	1.60	0.74	25
23.43	(14.98)	32,276	0.54	1.85	0.74	32
28.84	30.07	40,550	0.55	1.51	0.77	50
22.53	0.89	27,429	0.61	1.49	0.86	55
22.77	5.47	14,104	0.60	2.81	0.88	16

26.65	5.96	37,538	0.32	2.74	0.49	8
25.73	11.77	39,322	0.31	2.19	0.49	25
23.52	(14.77)	38,531	0.29	2.15	0.49	32
28.91	30.37	38,286	0.31	2.36	0.53	50
22.59	1.14	10,389	0.36	1.81	0.61	55
22.83	5.74	11,118	0.35	2.52	0.62	16

26.66	6.05	20,098	0.17	2.83	0.34	8
25.76	11.93	25,074	0.16	2.26	0.34	25
23.54	(14.64)	35,173	0.14	2.20	0.34	32
28.91	30.59	68,066	0.16	1.87	0.38	50
22.58	1.30	60,357	0.21	2.00	0.46	55
22.82	5.89	143,007	0.20	2.45	0.47	16
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2035 Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$25.77	$0.40	$1.17	$1.57	$(0.69)	$—	$(0.69)
Year Ended June 30, 2023	23.55	0.60	2.18	2.78	(0.56)	—	(0.56)
Year Ended June 30, 2022	28.92	0.66	(4.65)	(3.99)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2021	22.58	0.56	6.33	6.89	(0.53)	(0.02)	(0.55)
Year Ended June 30, 2020	22.82	0.48	(0.15)	0.33	(0.47)	(0.10)	(0.57)
Year Ended June 30, 2019	22.80	0.58	0.68	1.26	(0.56)	(0.68)	(1.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

162	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$26.65	6.10%	$2,493,230	0.07%	3.08%	0.24%	8%
25.77	12.04	2,312,149	0.06	2.48	0.24	25
23.55	(14.58)	1,949,560	0.04	2.37	0.24	32
28.92	30.76	2,230,329	0.05	2.11	0.27	50
22.58	1.41	1,036,805	0.11	2.11	0.36	55
22.82	5.99	776,195	0.10	2.61	0.37	16
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Six Months Ended December 31, 2023 (Unaudited)	$27.16	$0.35	$1.36	$1.71	$(0.62)	$—	$(0.62)
Year Ended June 30, 2023	24.42	0.48	2.70	3.18	(0.44)	—	(0.44)
Year Ended June 30, 2022	30.22	0.60	(4.96)	(4.36)	(0.44)	(1.00)	(1.44)
Year Ended June 30, 2021	22.92	0.46	7.29	7.75	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.27	0.38	(0.25)	0.13	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	23.43	0.47	0.72	1.19	(0.49)	(0.86)	(1.35)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	27.00	0.26	1.36	1.62	(0.52)	—	(0.52)
Year Ended June 30, 2023	24.40	0.71	2.33	3.04	(0.44)	—	(0.44)
Year Ended June 30, 2022	30.25	0.40	(4.91)	(4.51)	(0.34)	(1.00)	(1.34)
Year Ended June 30, 2021	22.93	0.30	7.31	7.61	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.25	0.14	(0.13)	0.01	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2019	23.43	0.45	0.63	1.08	(0.40)	(0.86)	(1.26)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	27.01	0.29	1.37	1.66	(0.21)	—	(0.21)
Year Ended June 30, 2023	24.32	0.36	2.74	3.10	(0.41)	—	(0.41)
Year Ended June 30, 2022	30.13	0.52	(4.93)	(4.41)	(0.40)	(1.00)	(1.40)
Year Ended June 30, 2021	22.86	0.39	7.27	7.66	(0.39)	—	(0.39)
Year Ended June 30, 2020	23.24	0.29	(0.23)	0.06	(0.33)	(0.11)	(0.44)
Year Ended June 30, 2019	23.42	0.63	0.50	1.13	(0.45)	(0.86)	(1.31)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	27.09	0.34	1.35	1.69	(0.60)	—	(0.60)
Year Ended June 30, 2023	24.41	0.52	2.66	3.18	(0.50)	—	(0.50)
Year Ended June 30, 2022	30.21	0.60	(4.96)	(4.36)	(0.44)	(1.00)	(1.44)
Year Ended June 30, 2021	22.92	0.63	7.12	7.75	(0.46)	—	(0.46)
Year Ended June 30, 2020	23.29	0.38	(0.26)	0.12	(0.38)	(0.11)	(0.49)
Year Ended June 30, 2019	23.42	0.55	0.64	1.19	(0.46)	(0.86)	(1.32)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	27.12	0.35	1.37	1.72	(0.64)	—	(0.64)
Year Ended June 30, 2023	24.44	0.53	2.68	3.21	(0.53)	—	(0.53)
Year Ended June 30, 2022	30.21	0.64	(4.95)	(4.31)	(0.46)	(1.00)	(1.46)
Year Ended June 30, 2021	22.92	0.49	7.29	7.78	(0.49)	—	(0.49)
Year Ended June 30, 2020	23.28	0.43	(0.26)	0.17	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	23.44	0.54	0.68	1.22	(0.52)	(0.86)	(1.38)
SEE NOTES TO FINANCIAL STATEMENTS.

164	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$28.25	6.28%	$3,253	0.32%	2.61%	0.51%	6%
27.16	13.22	3,010	0.31	1.90	0.51	22
24.42	(15.25)	5,656	0.30	2.07	0.50	30
30.22	34.02	8,625	0.32	1.69	0.53	41
22.92	0.48	6,039	0.39	1.62	0.62	45
23.27	5.62	16,102	0.37	2.04	0.63	18

28.10	6.00	341	0.82	1.89	1.05	6
27.00	12.66	363	0.81	2.78	1.07	22
24.40	(15.68)	29	0.80	1.38	1.08	30
30.25	33.34	38	0.83	1.14	1.05	41
22.93	(0.01)	34	0.89	0.58	1.43	45
23.25	5.12	122	0.87	1.98	1.17	18

28.46	6.14	4,007	0.57	2.14	0.75	6
27.01	12.94	5,191	0.56	1.42	0.74	22
24.32	(15.44)	29,263	0.55	1.79	0.75	30
30.13	33.66	42,002	0.57	1.46	0.77	41
22.86	0.19	24,977	0.64	1.28	0.85	45
23.24	5.38	7,996	0.62	2.79	0.88	18

28.18	6.24	31,291	0.32	2.54	0.49	6
27.09	13.25	32,552	0.31	2.07	0.49	22
24.41	(15.26)	32,393	0.30	2.09	0.50	30
30.21	34.00	34,312	0.33	2.33	0.53	41
22.92	0.48	9,393	0.39	1.63	0.61	45
23.29	5.63	9,186	0.36	2.40	0.63	18

28.20	6.34	12,569	0.17	2.54	0.35	6
27.12	13.37	16,583	0.16	2.11	0.35	22
24.44	(15.10)	24,949	0.15	2.20	0.34	30
30.21	34.17	54,184	0.17	1.80	0.38	41
22.92	0.67	46,316	0.24	1.84	0.46	45
23.28	5.79	161,533	0.22	2.36	0.48	18
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2040 Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$27.13	$0.39	$1.35	$1.74	$(0.68)	$—	$(0.68)
Year Ended June 30, 2023	24.45	0.60	2.63	3.23	(0.55)	—	(0.55)
Year Ended June 30, 2022	30.21	0.67	(4.95)	(4.28)	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2021	22.92	0.56	7.25	7.81	(0.52)	—	(0.52)
Year Ended June 30, 2020	23.29	0.44	(0.26)	0.18	(0.44)	(0.11)	(0.55)
Year Ended June 30, 2019	23.44	0.58	0.68	1.26	(0.55)	(0.86)	(1.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

166	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$28.19	6.42%	$2,277,518	0.07%	2.87%	0.24%	6%
27.13	13.49	2,110,679	0.06	2.35	0.24	22
24.45	(15.01)	1,728,200	0.05	2.33	0.25	30
30.21	34.30	2,001,424	0.07	2.03	0.27	41
22.92	0.74	1,011,011	0.14	1.93	0.36	45
23.29	5.94	690,079	0.12	2.52	0.38	18
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Six Months Ended December 31, 2023 (Unaudited)	$28.19	$0.34	$1.48	$1.82	$(0.58)	$—	$(0.58)
Year Ended June 30, 2023	25.07	0.49	3.06	3.55	(0.43)	—	(0.43)
Year Ended June 30, 2022	31.00	0.61	(5.18)	(4.57)	(0.47)	(0.89)	(1.36)
Year Ended June 30, 2021	22.97	0.45	8.02	8.47	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.43	0.36	(0.41)	(0.05)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.39	0.41	0.79	1.20	(0.48)	(0.68)	(1.16)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	28.09	0.32	1.42	1.74	(0.55)	—	(0.55)
Year Ended June 30, 2023	25.06	1.05	2.36	3.41	(0.38)	—	(0.38)
Year Ended June 30, 2022	31.02	0.34	(5.06)	(4.72)	(0.35)	(0.89)	(1.24)
Year Ended June 30, 2021	22.98	0.30	8.03	8.33	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.41	0.19	(0.35)	(0.16)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2019	23.39	0.43	0.65	1.08	(0.38)	(0.68)	(1.06)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	28.07	0.27	1.51	1.78	(0.31)	—	(0.31)
Year Ended June 30, 2023	24.98	0.33	3.14	3.47	(0.38)	—	(0.38)
Year Ended June 30, 2022	30.93	0.52	(5.15)	(4.63)	(0.43)	(0.89)	(1.32)
Year Ended June 30, 2021	22.92	0.38	8.00	8.38	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.38	0.28	(0.38)	(0.10)	(0.31)	(0.05)	(0.36)
Year Ended June 30, 2019	23.37	0.62	0.51	1.13	(0.44)	(0.68)	(1.12)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	28.13	0.33	1.49	1.82	(0.56)	—	(0.56)
Year Ended June 30, 2023	25.07	0.49	3.05	3.54	(0.48)	—	(0.48)
Year Ended June 30, 2022	31.00	0.61	(5.18)	(4.57)	(0.47)	(0.89)	(1.36)
Year Ended June 30, 2021	22.98	0.62	7.85	8.47	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.43	0.36	(0.40)	(0.04)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.37	0.54	0.66	1.20	(0.46)	(0.68)	(1.14)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	28.18	0.34	1.51	1.85	(0.61)	—	(0.61)
Year Ended June 30, 2023	25.10	0.50	3.09	3.59	(0.51)	—	(0.51)
Year Ended June 30, 2022	31.02	0.63	(5.17)	(4.54)	(0.49)	(0.89)	(1.38)
Year Ended June 30, 2021	22.98	0.46	8.06	8.52	(0.48)	—	(0.48)
Year Ended June 30, 2020	23.43	0.41	(0.42)	(0.01)	(0.39)	(0.05)	(0.44)
Year Ended June 30, 2019	23.40	0.53	0.70	1.23	(0.52)	(0.68)	(1.20)
SEE NOTES TO FINANCIAL STATEMENTS.

168	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$29.43	6.47%	$6,069	0.34%	2.41%	0.50%	6%
28.19	14.38	5,768	0.33	1.87	0.50	22
25.07	(15.55)	7,763	0.32	2.05	0.50	26
31.00	37.07	10,992	0.34	1.63	0.53	36
22.97	(0.24)	6,487	0.41	1.56	0.62	56
23.43	5.58	7,330	0.38	1.80	0.64	21

29.28	6.20	617	0.85	2.28	1.06	6
28.09	13.78	277	0.83	3.92	1.23	22
25.06	(15.96)	16	0.82	1.13	1.03	26
31.02	36.37	36	0.84	1.08	1.05	36
22.98	(0.73)	28	0.91	0.83	1.57	56
23.41	5.08	52	0.88	1.88	1.23	21

29.54	6.35	3,941	0.59	1.93	0.75	6
28.07	14.06	5,303	0.58	1.27	0.75	22
24.98	(15.76)	18,610	0.57	1.76	0.75	26
30.93	36.74	23,407	0.59	1.37	0.77	36
22.92	(0.47)	14,447	0.66	1.21	0.86	56
23.38	5.31	5,652	0.63	2.74	0.91	21

29.39	6.48	23,156	0.34	2.36	0.49	6
28.13	14.35	23,518	0.33	1.87	0.50	22
25.07	(15.55)	24,219	0.32	2.07	0.50	26
31.00	37.04	23,361	0.35	2.25	0.53	36
22.98	(0.20)	7,088	0.41	1.56	0.61	56
23.43	5.61	7,840	0.38	2.37	0.64	21

29.42	6.57	10,944	0.19	2.38	0.35	6
28.18	14.54	13,964	0.18	1.92	0.35	22
25.10	(15.45)	20,491	0.17	2.08	0.35	26
31.02	37.29	42,522	0.20	1.69	0.38	36
22.98	(0.05)	40,370	0.26	1.75	0.46	56
23.43	5.72	105,708	0.23	2.32	0.49	21
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2045 Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$28.22	$0.38	$1.48	$1.86	$(0.65)	$—	$(0.65)
Year Ended June 30, 2023	25.14	0.57	3.05	3.62	(0.54)	—	(0.54)
Year Ended June 30, 2022	31.04	0.68	(5.18)	(4.50)	(0.51)	(0.89)	(1.40)
Year Ended June 30, 2021	23.00	0.55	8.00	8.55	(0.51)	—	(0.51)
Year Ended June 30, 2020	23.46	0.43	(0.42)	0.01	(0.42)	(0.05)	(0.47)
Year Ended June 30, 2019	23.42	0.57	0.69	1.26	(0.54)	(0.68)	(1.22)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

170	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$29.43	6.60%	$1,924,776	0.09%	2.68%	0.24%	6%
28.22	14.64	1,765,816	0.08	2.18	0.25	22
25.14	(15.32)	1,398,380	0.07	2.29	0.25	26
31.04	37.40	1,584,255	0.09	1.98	0.27	36
23.00	0.02	723,411	0.16	1.85	0.36	56
23.46	5.87	564,943	0.13	2.49	0.39	21
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Six Months Ended December 31, 2023 (Unaudited)	$28.30	$0.34	$1.50	$1.84	$(0.57)	$—	$(0.57)
Year Ended June 30, 2023	25.03	0.40	3.22	3.62	(0.35)	—	(0.35)
Year Ended June 30, 2022	31.00	0.61	(5.19)	(4.58)	(0.47)	(0.92)	(1.39)
Year Ended June 30, 2021	22.96	0.44	8.04	8.48	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.37	0.36	(0.36)	—	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2019	23.40	0.40	0.79	1.19	(0.47)	(0.75)	(1.22)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	28.00	0.26	1.49	1.75	(0.51)	—	(0.51)
Year Ended June 30, 2023	24.99	0.90	2.56	3.46	(0.45)	—	(0.45)
Year Ended June 30, 2022	30.99	0.37	(5.10)	(4.73)	(0.35)	(0.92)	(1.27)
Year Ended June 30, 2021	22.95	0.28	8.05	8.33	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.34	0.16	(0.28)	(0.12)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2019	23.40	0.44	0.64	1.08	(0.39)	(0.75)	(1.14)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	28.10	0.26	1.52	1.78	(0.24)	—	(0.24)
Year Ended June 30, 2023	24.94	0.31	3.22	3.53	(0.37)	—	(0.37)
Year Ended June 30, 2022	30.93	0.51	(5.15)	(4.64)	(0.43)	(0.92)	(1.35)
Year Ended June 30, 2021	22.92	0.38	8.00	8.38	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.35	0.28	(0.33)	(0.05)	(0.31)	(0.07)	(0.38)
Year Ended June 30, 2019	23.39	0.54	0.60	1.14	(0.43)	(0.75)	(1.18)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	28.14	0.32	1.50	1.82	(0.55)	—	(0.55)
Year Ended June 30, 2023	25.01	0.49	3.11	3.60	(0.47)	—	(0.47)
Year Ended June 30, 2022	30.97	0.61	(5.18)	(4.57)	(0.47)	(0.92)	(1.39)
Year Ended June 30, 2021	22.95	0.64	7.83	8.47	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.38	0.36	(0.36)	—	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2019	23.39	0.53	0.67	1.20	(0.46)	(0.75)	(1.21)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	28.17	0.31	1.55	1.86	(0.59)	—	(0.59)
Year Ended June 30, 2023	25.03	0.49	3.15	3.64	(0.50)	—	(0.50)
Year Ended June 30, 2022	30.97	0.62	(5.15)	(4.53)	(0.49)	(0.92)	(1.41)
Year Ended June 30, 2021	22.94	0.47	8.04	8.51	(0.48)	—	(0.48)
Year Ended June 30, 2020	23.37	0.41	(0.38)	0.03	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2019	23.40	0.53	0.70	1.23	(0.51)	(0.75)	(1.26)
SEE NOTES TO FINANCIAL STATEMENTS.

172	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$29.57	6.49%	$933	0.35%	2.38%	0.54%	6%
28.30	14.63	804	0.34	1.54	0.51	21
25.03	(15.62)	2,505	0.33	2.03	0.50	30
31.00	37.14	4,604	0.34	1.61	0.55	35
22.96	(0.03)	3,183	0.41	1.51	0.64	46
23.37	5.60	7,583	0.37	1.72	0.66	21

29.24	6.24	639	0.85	1.89	1.04	6
28.00	14.06	542	0.84	3.37	1.06	21
24.99	(16.03)	24	0.82	1.22	1.04	30
30.99	36.45	46	0.85	1.05	1.06	35
22.95	(0.54)	31	0.91	0.69	1.60	46
23.34	5.12	77	0.88	1.95	1.22	21

29.64	6.32	1,883	0.60	1.88	0.76	6
28.10	14.33	2,723	0.59	1.21	0.75	21
24.94	(15.83)	10,840	0.58	1.72	0.75	30
30.93	36.76	15,505	0.59	1.38	0.78	35
22.92	(0.26)	8,489	0.66	1.24	0.87	46
23.35	5.37	3,040	0.63	2.41	0.94	21

29.41	6.47	25,434	0.35	2.27	0.50	6
28.14	14.61	25,985	0.34	1.87	0.50	21
25.01	(15.60)	24,896	0.33	2.04	0.50	30
30.97	37.11	26,235	0.34	2.31	0.53	35
22.95	(0.03)	6,401	0.41	1.55	0.62	46
23.38	5.62	5,910	0.38	2.32	0.65	21

29.44	6.59	8,177	0.20	2.17	0.35	6
28.17	14.77	12,384	0.19	1.90	0.35	21
25.03	(15.47)	16,656	0.18	2.07	0.35	30
30.97	37.33	37,779	0.19	1.73	0.38	35
22.94	0.11	31,456	0.26	1.74	0.47	46
23.37	5.80	99,930	0.23	2.33	0.50	21
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2050 Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$28.20	$0.37	$1.50	$1.87	$(0.63)	$—	$(0.63)
Year Ended June 30, 2023	25.06	0.56	3.10	3.66	(0.52)	—	(0.52)
Year Ended June 30, 2022	30.99	0.68	(5.18)	(4.50)	(0.51)	(0.92)	(1.43)
Year Ended June 30, 2021	22.96	0.55	7.99	8.54	(0.51)	—	(0.51)
Year Ended June 30, 2020	23.38	0.42	(0.35)	0.07	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2019	23.42	0.57	0.68	1.25	(0.54)	(0.75)	(1.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

174	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$29.44	6.64%	$1,551,632	0.10%	2.60%	0.25%	6%
28.20	14.88	1,420,575	0.09	2.15	0.25	21
25.06	(15.38)	1,059,409	0.08	2.28	0.25	30
30.99	37.43	1,211,998	0.09	1.96	0.27	35
22.96	0.27	595,698	0.16	1.82	0.37	46
23.38	5.85	397,215	0.13	2.50	0.41	21
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Six Months Ended December 31, 2023 (Unaudited)	$28.02	$0.33	$1.49	$1.82	$(0.55)	$—	$(0.55)
Year Ended June 30, 2023	24.84	0.45	3.13	3.58	(0.40)	—	(0.40)
Year Ended June 30, 2022	30.75	0.60	(5.12)	(4.52)	(0.46)	(0.93)	(1.39)
Year Ended June 30, 2021	22.77	0.46	7.95	8.41	(0.43)	—	(0.43)
Year Ended June 30, 2020	23.18	0.36	(0.39)	(0.03)	(0.34)	(0.04)	(0.38)
Year Ended June 30, 2019	23.01	0.39	0.80	1.19	(0.47)	(0.55)	(1.02)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	27.99	0.26	1.48	1.74	(0.49)	—	(0.49)
Year Ended June 30, 2023	24.81	0.97	2.48	3.45	(0.27)	—	(0.27)
Year Ended June 30, 2022	30.76	0.36	(5.03)	(4.67)	(0.35)	(0.93)	(1.28)
Year Ended June 30, 2021	22.77	0.28	7.99	8.27	(0.28)	—	(0.28)
Year Ended June 30, 2020	23.16	0.16	(0.31)	(0.15)	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2019	23.01	0.44	0.64	1.08	(0.38)	(0.55)	(0.93)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	27.89	0.28	1.51	1.79	(0.40)	—	(0.40)
Year Ended June 30, 2023	24.73	0.33	3.17	3.50	(0.34)	—	(0.34)
Year Ended June 30, 2022	30.66	0.48	(5.06)	(4.58)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.71	0.39	7.93	8.32	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.14	0.31	(0.40)	(0.09)	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	22.99	0.62	0.52	1.14	(0.44)	(0.55)	(0.99)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	27.93	0.32	1.50	1.82	(0.53)	—	(0.53)
Year Ended June 30, 2023	24.81	0.49	3.08	3.57	(0.45)	—	(0.45)
Year Ended June 30, 2022	30.72	0.60	(5.12)	(4.52)	(0.46)	(0.93)	(1.39)
Year Ended June 30, 2021	22.75	0.60	7.81	8.41	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.17	0.35	(0.38)	(0.03)	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2019	22.99	0.54	0.66	1.20	(0.47)	(0.55)	(1.02)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	27.99	0.31	1.53	1.84	(0.57)	—	(0.57)
Year Ended June 30, 2023	24.85	0.48	3.14	3.62	(0.48)	—	(0.48)
Year Ended June 30, 2022	30.74	0.62	(5.10)	(4.48)	(0.48)	(0.93)	(1.41)
Year Ended June 30, 2021	22.76	0.47	7.98	8.45	(0.47)	—	(0.47)
Year Ended June 30, 2020	23.18	0.40	(0.39)	0.01	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2019	23.01	0.54	0.69	1.23	(0.51)	(0.55)	(1.06)
SEE NOTES TO FINANCIAL STATEMENTS.

176	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$29.29	6.49%	$1,468	0.35%	2.35%	0.55%	5%
28.02	14.62	1,361	0.34	1.73	0.55	19
24.84	(15.52)	2,092	0.33	2.03	0.52	30
30.75	37.13	3,117	0.34	1.66	0.56	38
22.77	(0.15)	1,803	0.41	1.55	0.72	54
23.18	5.57	2,906	0.38	1.72	0.73	21

29.24	6.23	303	0.85	1.88	1.10	5
27.99	14.04	255	0.84	3.68	1.04	19
24.81	(15.95)	21	0.83	1.19	1.04	30
30.76	36.45	38	0.85	1.05	1.08	38
22.77	(0.68)	37	0.91	0.69	2.77	54
23.16	5.10	75	0.88	1.94	1.29	21

29.28	6.41	1,036	0.60	1.97	0.78	5
27.89	14.30	1,161	0.59	1.27	0.77	19
24.73	(15.76)	2,989	0.58	1.60	0.77	30
30.66	36.79	6,346	0.59	1.40	0.79	38
22.71	(0.40)	2,472	0.66	1.34	0.91	54
23.14	5.38	1,190	0.63	2.79	1.02	21

29.22	6.51	13,466	0.35	2.29	0.51	5
27.93	14.62	13,206	0.34	1.87	0.52	19
24.81	(15.54)	13,033	0.33	2.05	0.52	30
30.72	37.15	12,967	0.34	2.16	0.55	38
22.75	(0.15)	3,575	0.41	1.51	0.66	54
23.17	5.62	2,973	0.38	2.38	0.72	21

29.26	6.57	5,899	0.20	2.22	0.36	5
27.99	14.80	8,435	0.19	1.86	0.37	19
24.85	(15.40)	13,728	0.18	2.08	0.37	30
30.74	37.33	27,827	0.20	1.73	0.40	38
22.76	—	22,992	0.26	1.72	0.51	54
23.18	5.77	44,012	0.23	2.38	0.57	21
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2055 Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$28.02	$0.37	$1.49	$1.86	$(0.62)	$—	$(0.62)
Year Ended June 30, 2023	24.88	0.56	3.09	3.65	(0.51)	—	(0.51)
Year Ended June 30, 2022	30.76	0.68	(5.13)	(4.45)	(0.50)	(0.93)	(1.43)
Year Ended June 30, 2021	22.78	0.54	7.94	8.48	(0.50)	—	(0.50)
Year Ended June 30, 2020	23.20	0.42	(0.39)	0.03	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2019	23.03	0.57	0.68	1.25	(0.53)	(0.55)	(1.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

178	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$29.26	6.62%	$923,189	0.10%	2.63%	0.26%	5%
28.02	14.91	820,400	0.09	2.16	0.27	19
24.88	(15.31)	588,779	0.08	2.29	0.27	30
30.76	37.44	637,501	0.09	1.95	0.29	38
22.78	0.11	322,860	0.16	1.84	0.41	54
23.20	5.87	209,571	0.13	2.53	0.47	21
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Six Months Ended December 31, 2023 (Unaudited)	$21.83	$0.26	$1.15	$1.41	$(0.40)	$—	$(0.40)
Year Ended June 30, 2023	19.37	0.38	2.42	2.80	(0.34)	—	(0.34)
Year Ended June 30, 2022	23.77	0.86	(4.36)	(3.50)	(0.36)	(0.54)	(0.90)
Year Ended June 30, 2021	17.63	0.35	6.12	6.47	(0.33)	—	(0.33)
Year Ended June 30, 2020	17.96	0.23	(0.26)	(0.03)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.49	0.32	0.66	0.98	(0.35)	(0.16)	(0.51)
Class R2
Six Months Ended December 31, 2023 (Unaudited)	21.76	0.20	1.15	1.35	(0.36)	—	(0.36)
Year Ended June 30, 2023	19.32	0.33	2.37	2.70	(0.26)	—	(0.26)
Year Ended June 30, 2022	23.76	0.29	(3.91)	(3.62)	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2021	17.61	0.23	6.14	6.37	(0.22)	—	(0.22)
Year Ended June 30, 2020	17.94	0.16	(0.28)	(0.12)	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2019	17.49	0.29	0.59	0.88	(0.27)	(0.16)	(0.43)
Class R3
Six Months Ended December 31, 2023 (Unaudited)	21.78	0.15	1.23	1.38	—	—	—
Year Ended June 30, 2023	19.29	0.22	2.52	2.74	(0.25)	—	(0.25)
Year Ended June 30, 2022	23.71	0.38	(3.94)	(3.56)	(0.32)	(0.54)	(0.86)
Year Ended June 30, 2021	17.58	0.29	6.12	6.41	(0.28)	—	(0.28)
Year Ended June 30, 2020	17.92	0.23	(0.30)	(0.07)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2019	17.48	0.39	0.53	0.92	(0.32)	(0.16)	(0.48)
Class R4
Six Months Ended December 31, 2023 (Unaudited)	21.84	0.26	1.17	1.43	(0.40)	—	(0.40)
Year Ended June 30, 2023	19.38	0.40	2.40	2.80	(0.34)	—	(0.34)
Year Ended June 30, 2022	23.80	0.47	(3.99)	(3.52)	(0.36)	(0.54)	(0.90)
Year Ended June 30, 2021	17.65	0.32	6.16	6.48	(0.33)	—	(0.33)
Year Ended June 30, 2020	17.97	0.28	(0.30)	(0.02)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.48	0.41	0.57	0.98	(0.33)	(0.16)	(0.49)
Class R5
Six Months Ended December 31, 2023 (Unaudited)	21.83	0.25	1.19	1.44	(0.42)	—	(0.42)
Year Ended June 30, 2023	19.35	0.40	2.43	2.83	(0.35)	—	(0.35)
Year Ended June 30, 2022	23.74	0.50	(3.98)	(3.48)	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2021	17.60	0.38	6.12	6.50	(0.36)	—	(0.36)
Year Ended June 30, 2020	17.94	0.31	(0.31)	—	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	17.49	0.58	0.42	1.00	(0.39)	(0.16)	(0.55)
SEE NOTES TO FINANCIAL STATEMENTS.

180	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$22.84	6.46%	$11,180	0.35%	2.34%	0.53%	4%
21.83	14.65	10,506	0.34	1.87	0.55	18
19.37	(15.42)	9,233	0.33	4.00	0.62	21
23.77	36.93	540	0.34	1.63	0.66	34
17.63	(0.19)	250	0.41	1.27	1.77	53
17.96	5.83	534	0.38	1.87	1.53	34

22.75	6.22	576	0.85	1.84	1.08	4
21.76	14.14	505	0.84	1.61	1.16	18
19.32	(15.88)	27	0.83	1.28	1.29	21
23.76	36.31	36	0.85	1.11	1.23	34
17.61	(0.74)	27	0.91	0.89	1.61	53
17.94	5.28	41	0.89	1.68	2.20	34

23.16	6.34	43	0.60	1.41	0.94	4
21.78	14.38	207	0.59	1.11	0.81	18
19.29	(15.67)	2,066	0.58	1.68	0.85	21
23.71	36.66	2,590	0.59	1.36	0.90	34
17.58	(0.46)	1,205	0.66	1.28	1.18	53
17.92	5.51	830	0.64	2.25	1.58	34

22.87	6.53	3,847	0.35	2.38	0.54	4
21.84	14.66	3,378	0.34	1.96	0.55	18
19.38	(15.48)	1,980	0.33	2.12	0.61	21
23.80	36.93	338	0.35	1.54	0.73	34
17.65	(0.17)	255	0.41	1.52	0.97	53
17.97	5.80	360	0.38	2.37	1.58	34

22.85	6.61	2,341	0.20	2.32	0.40	4
21.83	14.84	2,992	0.19	1.97	0.41	18
19.35	(15.34)	3,030	0.18	2.17	0.44	21
23.74	37.18	7,173	0.19	1.81	0.51	34
17.60	(0.06)	3,779	0.26	1.74	0.81	53
17.94	5.95	4,129	0.24	3.33	1.18	34
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2060 Fund (continued)
Class R6
Six Months Ended December 31, 2023 (Unaudited)	$21.85	$0.29	$1.16	$1.45	$(0.45)	$—	$(0.45)
Year Ended June 30, 2023	19.37	0.45	2.40	2.85	(0.37)	—	(0.37)
Year Ended June 30, 2022	23.75	0.53	(3.99)	(3.46)	(0.38)	(0.54)	(0.92)
Year Ended June 30, 2021	17.61	0.43	6.09	6.52	(0.38)	—	(0.38)
Year Ended June 30, 2020	17.95	0.33	(0.32)	0.01	(0.31)	(0.04)	(0.35)
Year Ended June 30, 2019	17.49	0.46	0.56	1.02	(0.40)	(0.16)	(0.56)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

182	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$22.85	6.65%	$464,771	0.10%	2.69%	0.28%	4%
21.85	14.95	375,082	0.09	2.21	0.30	18
19.37	(15.24)	222,534	0.08	2.33	0.34	21
23.75	37.29	186,508	0.09	1.97	0.39	34
17.61	0.04	71,093	0.16	1.84	0.67	53
17.95	6.09	35,217	0.14	2.62	1.10	34
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	183

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan SmartRetirement® Blend 2065 Fund
Class I
Six Months Ended December 31, 2023 (Unaudited)	$17.19	$0.20	$0.88	$1.08	$(0.23)	$18.04
November 1, 2022 (i) through June 30, 2023	15.00	0.24	2.04	2.28	(0.09)	17.19
Class R2
Six Months Ended December 31, 2023 (Unaudited)	17.15	0.15	0.88	1.03	(0.15)	18.03
November 1, 2022 (i) through June 30, 2023	15.00	0.19	2.03	2.22	(0.07)	17.15
Class R3
Six Months Ended December 31, 2023 (Unaudited)	17.17	0.17	0.89	1.06	(0.19)	18.04
November 1, 2022 (i) through June 30, 2023	15.00	0.21	2.04	2.25	(0.08)	17.17
Class R4
Six Months Ended December 31, 2023 (Unaudited)	17.19	0.20	0.88	1.08	(0.23)	18.04
November 1, 2022 (i) through June 30, 2023	15.00	0.24	2.04	2.28	(0.09)	17.19
Class R5
Six Months Ended December 31, 2023 (Unaudited)	17.20	0.22	0.88	1.10	(0.26)	18.04
November 1, 2022 (i) through June 30, 2023	15.00	0.26	2.03	2.29	(0.09)	17.20
Class R6
Six Months Ended December 31, 2023 (Unaudited)	17.21	0.24	0.87	1.11	(0.27)	18.05
November 1, 2022 (i) through June 30, 2023	15.00	0.32	1.98	2.30	(0.09)	17.21

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Commencement of operations.

184

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)(h)	Net investment income (loss)(b)(h)	Expenses without waivers and reimbursements(f)(h)	Portfolio turnover rate(d)

6.28%	$24	0.34%	2.28%	2.57%	5%
15.25	23	0.33	2.29	16.89	29

5.98	24	0.84	1.78	3.06	5
14.89	23	0.83	1.76	17.40	29

6.16	24	0.59	2.03	2.81	5
15.07	23	0.58	2.01	17.14	29

6.28	24	0.34	2.28	2.56	5
15.25	23	0.33	2.26	16.88	29

6.38	31	0.19	2.58	2.40	5
15.34	23	0.18	2.41	16.73	29

6.47	13,710	0.09	2.83	2.26	5
15.43	7,412	0.08	2.97	6.59	29

185

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 11 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan SmartRetirement® Blend Income Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2065 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM IV	Diversified
JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trusts (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations

186	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
JPMorgan SmartRetirement® Blend Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$19,044	$710	$19,754
Collateralized Mortgage Obligations	—	5,233	—	5,233
Commercial Mortgage-Backed Securities	—	3,703	—	3,703
Corporate Bonds	—	38,399	—	38,399
Exchange-Traded Funds	208,050	—	—	208,050
Foreign Government Securities	—	565	—	565

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	187

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investment Companies	$251,783	$—	$—	$251,783
Mortgage-Backed Securities	—	39,071	—	39,071
Municipal Bonds	—	67	—	67
U.S. Treasury Obligations	—	39,143	—	39,143
Short-Term Investments
Investment Companies	35,264	—	—	35,264
Total Investments in Securities	$495,097	$145,225	$710	$641,032
Appreciation in Other Financial Instruments
Futures Contracts	$715	$—	$—	$715
Depreciation in Other Financial Instruments
Futures Contracts	(1,040)	—	—	(1,040)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(325)	$—	$—	$(325)

JPMorgan SmartRetirement® Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$32,098	$1,387	$33,485
Collateralized Mortgage Obligations	—	7,117	—	7,117
Commercial Mortgage-Backed Securities	—	6,039	—	6,039
Corporate Bonds	—	52,473	—	52,473
Exchange-Traded Funds	260,440	—	—	260,440
Foreign Government Securities	—	603	—	603
Investment Companies	329,440	—	—	329,440
Mortgage-Backed Securities	—	56,150	—	56,150
Municipal Bonds	—	114	—	114
U.S. Treasury Obligations	—	44,575	—	44,575
Short-Term Investments
Investment Companies	49,261	—	—	49,261
Total Investments in Securities	$639,141	$199,169	$1,387	$839,697
Appreciation in Other Financial Instruments
Futures Contracts	$940	$—	$—	$940
Depreciation in Other Financial Instruments
Futures Contracts	(1,352)	—	—	(1,352)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(412)	$—	$—	$(412)

JPMorgan SmartRetirement® Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$52,132	$1,974	$54,106
Collateralized Mortgage Obligations	—	16,120	—	16,120

188	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2025 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Commercial Mortgage-Backed Securities	$—	$10,273	$—	$10,273
Corporate Bonds	—	103,021	—	103,021
Exchange-Traded Funds	641,883	—	—	641,883
Foreign Government Securities	—	1,340	—	1,340
Investment Companies	802,985	—	—	802,985
Mortgage-Backed Securities	—	101,029	—	101,029
Municipal Bonds	—	202	—	202
U.S. Treasury Obligations	—	106,597	—	106,597
Short-Term Investments
Investment Companies	49,330	—	—	49,330
Total Investments in Securities	$1,494,198	$390,714	$1,974	$1,886,886
Appreciation in Other Financial Instruments
Futures Contracts	$2,110	$—	$—	$2,110
Depreciation in Other Financial Instruments
Futures Contracts	(2,295)	—	—	(2,295)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(185)	$—	$—	$(185)

JPMorgan SmartRetirement® Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$52,477	$1,846	$54,323
Collateralized Mortgage Obligations	—	19,795	—	19,795
Commercial Mortgage-Backed Securities	—	12,171	—	12,171
Corporate Bonds	—	108,676	—	108,676
Exchange-Traded Funds	857,722	—	—	857,722
Foreign Government Securities	—	1,333	—	1,333
Investment Companies	1,129,238	—	—	1,129,238
Mortgage-Backed Securities	—	104,799	—	104,799
Municipal Bonds	—	212	—	212
U.S. Treasury Obligations	—	115,739	—	115,739
Short-Term Investments
Investment Companies	55,706	—	—	55,706
Total Investments in Securities	$2,042,666	$415,202	$1,846	$2,459,714
Appreciation in Other Financial Instruments
Futures Contracts	$4,254	$—	$—	$4,254
Depreciation in Other Financial Instruments
Futures Contracts	(2,951)	—	—	(2,951)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,303	$—	$—	$1,303

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	189

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$13,308	$375	$13,683
Collateralized Mortgage Obligations	—	5,743	—	5,743
Commercial Mortgage-Backed Securities	—	3,463	—	3,463
Corporate Bonds	—	25,673	—	25,673
Exchange-Traded Funds	955,427	—	—	955,427
Investment Companies	1,423,646	—	—	1,423,646
Mortgage-Backed Securities	—	28,766	—	28,766
Municipal Bonds	—	57	—	57
U.S. Treasury Obligations	—	36,867	—	36,867
Short-Term Investments
Investment Companies	88,160	—	—	88,160
Total Investments in Securities	$2,467,233	$113,877	$375	$2,581,485
Appreciation in Other Financial Instruments
Futures Contracts	$6,122	$—	$—	$6,122
Depreciation in Other Financial Instruments
Futures Contracts	(3,035)	—	—	(3,035)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$3,087	$—	$—	$3,087

JPMorgan SmartRetirement® Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$928,095	$—	$—	$928,095
Investment Companies	1,353,083	—	—	1,353,083
U.S. Treasury Obligations	—	5,154	—	5,154
Short-Term Investments
Investment Companies	67,954	—	—	67,954
Total Investments in Securities	$2,349,132	$5,154	$—	$2,354,286
Appreciation in Other Financial Instruments
Futures Contracts	$5,524	$—	$—	$5,524
Depreciation in Other Financial Instruments
Futures Contracts	(3,399)	—	—	(3,399)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$2,125	$—	$—	$2,125

JPMorgan SmartRetirement® Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$831,109	$—	$—	$831,109
Investment Companies	1,096,687	—	—	1,096,687
U.S. Treasury Obligations	—	4,271	—	4,271

190	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2045 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$50,430	$—	$—	$50,430
Total Investments in Securities	$1,978,226	$4,271	$—	$1,982,497
Appreciation in Other Financial Instruments
Futures Contracts	$4,564	$—	$—	$4,564
Depreciation in Other Financial Instruments
Futures Contracts	(2,870)	—	—	(2,870)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,694	$—	$—	$1,694

JPMorgan SmartRetirement® Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$678,732	$—	$—	$678,732
Investment Companies	874,501	—	—	874,501
U.S. Treasury Obligations	—	3,462	—	3,462
Short-Term Investments
Investment Companies	38,661	—	—	38,661
Total Investments in Securities	$1,591,894	$3,462	$—	$1,595,356
Appreciation in Other Financial Instruments
Futures Contracts	$3,731	$—	$—	$3,731
Depreciation in Other Financial Instruments
Futures Contracts	(2,296)	—	—	(2,296)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,435	$—	$—	$1,435

JPMorgan SmartRetirement® Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$404,558	$—	$—	$404,558
Investment Companies	520,168	—	—	520,168
U.S. Treasury Obligations	—	2,118	—	2,118
Short-Term Investments
Investment Companies	22,909	—	—	22,909
Total Investments in Securities	$947,635	$2,118	$—	$949,753
Appreciation in Other Financial Instruments
Futures Contracts	$2,197	$—	$—	$2,197

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	191

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2055 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(1,338)	$—	$—	$(1,338)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$859	$—	$—	$859

JPMorgan SmartRetirement® Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$206,186	$—	$—	$206,186
Investment Companies	264,995	—	—	264,995
U.S. Treasury Obligations	—	1,046	—	1,046
Short-Term Investments
Investment Companies	14,713	—	—	14,713
Total Investments in Securities	$485,894	$1,046	$—	$486,940
Appreciation in Other Financial Instruments
Futures Contracts	$1,125	$—	$—	$1,125
Depreciation in Other Financial Instruments
Futures Contracts	(652)	—	—	(652)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$473	$—	$—	$473

JPMorgan SmartRetirement® Blend 2065 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,770	$—	$—	$13,770

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of December 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

192	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments— JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund purchased when-issued securities, including To-Be-Announced securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
JPMorgan SmartRetirement® Blend Income Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$10,532	$960	$1,123	$(23)	$189	$10,535	213	$202	$—
JPMorgan BetaBuilders International Equity ETF (a)	74,616	—	4,341	15	2,535	72,825	1,279	1,104	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	5,474	—	604	43	276	5,189	58	108	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	78,011	4,567	20,458	(3,330)	3,484	62,274	1,338	1,515	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	18,412	409	2,054	124	1,115	18,006	212	160	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	15,707	1,841	3,610	(270)	1,624	15,292	249	178	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	663	—	291	(43)	55	384	9	16	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	67,891	2,969	4,750	(903)	1,538	66,745	9,194	1,453	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	336	11	—	—	12	359	58	10	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	10,519	1,284	1,229	(156)	171	10,589	683	326	—
JPMorgan Equity Index Fund Class R6 Shares (a)	129,746	5,024	16,517	1,047	7,645	126,945	1,775	1,047	—
JPMorgan High Yield Fund Class R6 Shares (a)	32,972	17,175	4,553	(621)	2,172	47,145	7,332	1,590	—
JPMorgan Inflation Managed Bond ETF (a)	23,376	—	—	—	169	23,545	506	480	—
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	—	—	—	—	—	—	—	— (c)	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	37,443	80,001	82,180	—	—	35,264	35,264	946	—
Total	$505,698	$114,241	$141,710	$(4,117)	$20,985	$495,097		$9,135	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
(c)	Amount rounds to less than one thousand.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	193

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2020 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$14,153	$—	$624	$(53)	$240	$13,716	277	$270	$—
JPMorgan BetaBuilders International Equity ETF (a)	100,046	—	8,454	1,183	2,145	94,920	1,667	1,438	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	7,562	—	1,240	120	320	6,762	76	149	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	98,985	—	29,323	(3,992)	4,233	69,903	1,502	1,740	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	24,804	1,051	4,032	393	1,231	23,447	277	206	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	21,159	557	3,513	(228)	1,939	19,914	324	234	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	1,236	—	830	(122)	138	422	9	21	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	91,457	7,215	11,440	(2,047)	2,854	88,039	12,127	1,859	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	525	16	—	—	19	560	91	16	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	14,144	915	1,297	(179)	186	13,769	888	395	—
JPMorgan Equity Index Fund Class R6 Shares (a)	175,675	2,869	24,618	1,993	9,400	165,319	2,311	1,361	—
JPMorgan High Yield Fund Class R6 Shares (a)	43,990	21,126	5,452	(705)	2,794	61,753	9,604	2,067	—
JPMorgan Inflation Managed Bond ETF (a)	33,353	—	2,150	(192)	345	31,356	674	666	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	47,319	94,111	92,169	—	—	49,261	49,261	1,144	—
Total	$674,408	$127,860	$185,142	$(3,829)	$25,844	$639,141		$11,566	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

JPMorgan SmartRetirement® Blend 2025 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$39,071	$144	$—	$—	$698	$39,913	805	$758	$—
JPMorgan BetaBuilders International Equity ETF (a)	248,867	2,111	10,265	(98)	8,813	249,428	4,381	3,722	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	18,741	—	1,746	123	968	18,086	203	370	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	206,261	11,339	47,022	(8,271)	8,899	171,206	3,679	4,008	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	63,130	1,484	5,999	484	3,964	63,063	745	556	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	54,177	2,984	8,135	(408)	5,262	53,880	876	619	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	3,882	—	2,831	(416)	461	1,096	24	58	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	181,315	3,906	2,951	(540)	2,791	184,521	25,416	3,906	—

194	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2025 Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$4,848	$150	$—	$—	$179	$5,177	842	$150	$—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	39,020	4,375	3,263	(344)	287	40,075	2,584	1,161	—
JPMorgan Equity Index Fund Class R6 Shares (a)	445,301	12,440	42,385	2,871	27,524	445,751	6,232	3,607	—
JPMorgan High Yield Fund Class R6 Shares (a)	94,414	36,745	8,026	(1,112)	5,440	127,461	19,823	4,228	—
JPMorgan Inflation Managed Bond ETF (a)	44,885	—	—	—	326	45,211	972	921	—
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	—	—	—	—	—	—	—	1	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	38,256	140,197	129,123	—	—	49,330	49,330	1,213	—
Total	$1,482,168	$215,875	$261,746	$(7,711)	$65,612	$1,494,198		$25,278	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

JPMorgan SmartRetirement® Blend 2030 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$64,883	$1,974	$—	$—	$1,198	$68,055	1,372	$1,264	$—
JPMorgan BetaBuilders International Equity ETF (a)	393,021	9,642	12,706	(225)	14,178	403,910	7,095	5,957	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	29,279	469	2,112	148	1,625	29,409	329	583	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	184,445	30,279	38,701	(7,470)	8,250	176,803	3,800	3,859	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	100,483	3,495	19,345	986	5,313	90,932	1,074	788	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	86,091	8,814	25,835	(2,657)	9,474	75,887	1,234	855	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	2,072	5,807	—	—	233	8,112	177	282	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	185,594	16,241	10,280	(1,915)	4,026	193,666	26,676	4,057	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,552	141	—	—	168	4,861	790	141	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	64,792	7,957	4,562	(96)	272	68,363	4,408	2,000	—
JPMorgan Equity Index Fund Class R6 Shares (a)	682,934	40,434	39,711	1,102	47,759	732,518	10,242	5,829	—
JPMorgan High Yield Fund Class R6 Shares (a)	111,559	22,664	8,858	(1,278)	5,743	129,830	20,191	4,280	—

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	195

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2030 Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Inflation Managed Bond ETF (a)	$4,581	$—	$—	$—	$33	$4,614	99	$94	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	37,281	149,419	130,994	—	—	55,706	55,706	908	—
Total	$1,951,567	$297,336	$293,104	$(11,405)	$98,272	$2,042,666		$30,897	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

JPMorgan SmartRetirement® Blend 2035 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$79,606	$9,822	$5,423	$(317)	$1,668	$85,356	1,721	$1,556	$—
JPMorgan BetaBuilders International Equity ETF (a)	473,311	29,897	13,772	(653)	18,357	507,140	8,908	7,410	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	34,684	2,213	2,189	154	2,190	37,052	415	711	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	129,658	23,209	18,922	(3,700)	4,637	134,882	2,899	2,878	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	121,895	9,086	33,717	738	6,201	104,203	1,230	891	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	104,462	9,281	35,804	(3,759)	11,237	85,417	1,389	955	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	2,411	—	1,078	(164)	208	1,377	30	59	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	309,694	29,148	13,240	(2,938)	6,826	329,490	45,384	6,807	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,409	43	—	—	52	1,504	245	44	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	79,474	6,131	—	—	131	85,736	5,528	2,479	—
JPMorgan Equity Index Fund Class R6 Shares (a)	808,246	74,916	24,998	(661)	60,828	918,331	12,840	7,257	—
JPMorgan High Yield Fund Class R6 Shares (a)	57,884	35,682	7,833	(1,129)	3,981	88,585	13,777	2,921	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	52,938	204,822	169,600	—	—	88,160	88,160	1,597	—
Total	$2,255,672	$434,250	$326,576	$(12,429)	$116,316	$2,467,233		$35,565	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

196	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2040 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$84,671	$8,366	$3,078	$(195)	$1,667	$91,431	1,844	$1,657	$—
JPMorgan BetaBuilders International Equity ETF (a)	482,908	27,998	8,748	(693)	18,494	519,959	9,133	7,602	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	36,242	2,239	2,110	148	2,291	38,810	435	742	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	57,221	3,890	—	—	507	61,618	1,324	1,379	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	126,479	8,280	30,238	474	7,089	112,084	1,323	957	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	107,773	11,285	34,973	(3,540)	11,484	92,029	1,497	1,019	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	11,819	—	—	—	345	12,164	265	471	—
JPMorgan Core Bond Fund Class R6 Shares (a)	57,191	9,978	5,735	(1,539)	1,969	61,864	6,001	1,106	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	171,716	17,584	5,736	(1,436)	3,484	185,612	25,566	3,770	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	10,643	329	—	—	393	11,365	1,848	329	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	84,587	9,103	1,921	(127)	194	91,836	5,921	2,644	—
JPMorgan Equity Index Fund Class R6 Shares (a)	843,371	71,481	24,462	(1,070)	62,897	952,217	13,314	7,503	—
JPMorgan High Yield Fund Class R6 Shares (a)	47,954	4,962	4,484	(622)	2,379	50,189	7,805	1,671	—
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (b)	—	—	—	—	—	—	—	— (c)	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	29,871	150,396	112,313	—	—	67,954	67,954	1,122	—
Total	$2,152,446	$325,891	$233,798	$(8,600)	$113,193	$2,349,132		$31,972	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.
(c)	Amount rounds to less than one thousand.

JPMorgan SmartRetirement® Blend 2045 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$76,482	$11,173	$3,618	$(300)	$1,616	$85,353	1,721	$1,552	$—
JPMorgan BetaBuilders International Equity ETF (a)	439,547	35,981	14,463	(1,055)	17,061	477,071	8,380	6,941	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	33,037	2,735	1,972	138	2,187	36,125	405	685	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	25,360	2,045	—	—	190	27,595	593	586	—

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	197

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2045 Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	$115,878	$7,395	$24,700	$42	$7,052	$105,667	1,248	$904	$—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	98,570	12,685	32,049	(3,184)	10,878	86,900	1,413	970	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	12,045	—	—	—	353	12,398	270	480	—
JPMorgan Core Bond Fund Class R6 Shares (a)	25,346	2,050	—	—	313	27,709	2,687	492	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	76,101	6,013	—	—	1,013	83,127	11,450	1,654	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,514	202	—	—	240	6,956	1,131	202	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	79,001	8,803	1,984	(131)	173	85,862	5,536	2,500	—
JPMorgan Equity Index Fund Class R6 Shares (a)	777,088	72,257	25,747	(1,333)	57,639	879,904	12,303	6,923	—
JPMorgan High Yield Fund Class R6 Shares (a)	12,218	422	—	—	489	13,129	2,042	422	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	31,032	137,473	118,075	—	—	50,430	50,430	1,076	—
Total	$1,808,219	$299,234	$222,608	$(5,823)	$99,204	$1,978,226		$25,387	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

JPMorgan SmartRetirement® Blend 2050 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$63,487	$9,197	$2,351	$(206)	$1,298	$71,425	1,440	$1,299	$—
JPMorgan BetaBuilders International Equity ETF (a)	364,687	27,078	8,448	(639)	14,058	396,736	6,969	5,736	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	27,349	2,281	1,331	93	1,684	30,076	336	566	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	13,042	2,275	1,290	(216)	264	14,075	303	326	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	96,298	8,096	22,313	(133)	6,022	87,970	1,039	751	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	82,047	6,923	23,048	(2,177)	8,634	72,379	1,177	808	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	5,898	—	—	—	173	6,071	132	235	—
JPMorgan Core Bond Fund Class R6 Shares (a)	13,197	2,544	1,663	(407)	495	14,166	1,374	282	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	39,658	7,228	1,674	(448)	1,021	45,785	6,306	921	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,934	153	—	—	182	5,269	857	153	—

198	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2050 Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	$65,530	$6,731	$814	$(53)	$123	$71,517	4,611	$2,059	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	646,013	52,352	14,120	(847)	47,894	731,292	10,225	5,728	—
JPMorgan High Yield Fund Class R6 Shares (a)	5,983	2,509	2,189	(238)	407	6,472	1,007	247	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	21,739	103,069	86,147	—	—	38,661	38,661	738	—
Total	$1,449,862	$230,436	$165,388	$(5,271)	$82,255	$1,591,894		$19,849	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

JPMorgan SmartRetirement® Blend 2055 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$36,739	$6,424	$1,379	$(129)	$810	$42,465	857	$759	$—
JPMorgan BetaBuilders International Equity ETF (a)	210,654	21,826	4,770	(393)	8,560	235,877	4,143	3,419	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	15,728	1,619	516	34	1,024	17,889	200	340	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	7,495	1,325	—	—	81	8,901	191	195	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	55,613	4,526	11,038	(179)	3,648	52,570	621	440	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	47,383	4,397	12,214	(1,214)	5,015	43,367	705	474	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	3,390	—	—	—	99	3,489	76	135	—
JPMorgan Core Bond Fund Class R6 Shares (a)	7,588	1,486	—	—	121	9,195	892	169	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	22,802	2,937	—	—	356	26,095	3,595	540	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,835	88	—	—	105	3,028	492	88	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	37,918	5,148	591	(37)	80	42,518	2,741	1,207	—
JPMorgan Equity Index Fund Class R6 Shares (a)	372,940	42,540	9,026	(597)	28,381	434,238	6,071	3,376	—
JPMorgan High Yield Fund Class R6 Shares (a)	3,437	1,476	—	—	181	5,094	792	158	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	16,149	77,145	70,385	—	—	22,909	22,909	443	—
Total	$840,671	$170,937	$109,919	$(2,515)	$48,461	$947,635		$11,743	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	199

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
(b)	The rate shown is the current yield as of December 31, 2023.

JPMorgan SmartRetirement® Blend 2060 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$17,394	$4,477	$620	$(17)	$441	$21,675	437	$374	$—
JPMorgan BetaBuilders International Equity ETF (a)	97,760	18,138	—	—	4,499	120,397	2,115	1,714	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	7,430	1,602	535	33	579	9,109	102	170	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	3,737	687	—	—	49	4,473	96	98	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	25,826	3,751	4,558	(154)	1,967	26,832	317	220	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	22,004	3,546	5,371	(520)	2,477	22,136	360	232	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	1,520	—	—	—	44	1,564	34	61	—
JPMorgan Core Bond Fund Class R6 Shares (a)	3,734	563	—	—	63	4,360	423	74	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	11,213	1,938	—	—	203	13,354	1,839	264	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,271	39	—	—	47	1,357	221	39	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	17,368	4,263	—	—	72	21,703	1,399	606	—
JPMorgan Equity Index Fund Class R6 Shares (a)	173,084	37,270	2,734	(150)	14,456	221,926	3,103	1,675	—
JPMorgan High Yield Fund Class R6 Shares (a)	1,541	672	—	—	82	2,295	357	72	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (b)	10,279	47,541	43,107	—	—	14,713	14,713	257	—
Total	$394,161	$124,487	$56,925	$(808)	$24,979	$485,894		$5,856	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2023.

JPMorgan SmartRetirement® Blend 2065 Fund
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$336	$275	$14	$(1)	$15	$611	12	$10	$—
JPMorgan BetaBuilders International Equity ETF (a)	1,793	1,462	103	(2)	140	3,290	58	44	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	139	128	25	— (b)	18	260	3	4	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	71	42	—	—	2	115	2	2	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	29	10	—	—	1	40	1	1	—
JPMorgan Core Bond Fund Class R6 Shares (a)	71	51	—	—	2	124	12	2	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	214	136	—	—	7	357	49	6	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	18	15	—	—	1	34	6	1	—

200	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

JPMorgan SmartRetirement® Blend 2065 Fund (continued)
For the six months ended December 31, 2023
Security Description	Value at June 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2023	Shares at December 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	$238	$212	$—	$—	$3	$453	29	$13	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	3,343	2,648	238	(5)	401	6,149	86	43	—
JPMorgan High Yield Fund Class R6 Shares (a)	28	28	—	—	3	59	9	1	—
JPMorgan Prime Money Market Fund Class IM Shares, 5.51% (a) (c)	—	—	—	—	—	—	—	— (b)	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.30% (a) (c)	423	4,879	4,691	—	—	611	611	12	—
Total	$6,703	$9,886	$5,071	$(8)	$593	$12,103		$139	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2023.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Futures Contracts— The Funds used treasury and index futures contracts to manage and hedge interest rate and equity price risks associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	201

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the six months ended December 31, 2023:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund
Futures Contracts:
Average Notional Balance Long	$22,592	$29,726	$63,994	$98,404
Average Notional Balance Short	(24,787)	(33,400)	(52,285)	(59,901)
Ending Notional Balance Long	25,239	34,391	71,907	115,073
Ending Notional Balance Short	(24,596)	(31,926)	(53,041)	(68,258)

	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund
Futures Contracts:
Average Notional Balance Long	$122,189	$104,853	$86,790	$68,285
Average Notional Balance Short	(60,731)	(64,321)	(54,112)	(43,290)
Ending Notional Balance Long	140,760	124,670	108,676	84,731
Ending Notional Balance Short	(70,233)	(81,126)	(68,740)	(54,829)

	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund
Futures Contracts:
Average Notional Balance Long	$40,322	$18,853	$32
Average Notional Balance Short	(25,264)	(12,184)	—
Ending Notional Balance Long	49,139	25,484	—
Ending Notional Balance Short	(32,620)	(16,913)	—
G. Summary of Derivatives Information— The following tables present the value of derivatives held as of December 31, 2023, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$—	$—	$—	$1,620	$3,374
Unrealized Depreciation on Futures Contracts *	(1,040)	(1,352)	(2,295)	(2,951)	(3,035)
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	715	940	2,110	2,634	2,748
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(325)	(412)	(185)	1,303	3,087

202	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$3,074	$2,620	$2,097	$1,247	$643
Unrealized Depreciation on Futures Contracts *	(3,399)	(2,870)	(2,296)	(1,338)	(652)
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	2,450	1,944	1,634	950	482
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	2,125	1,694	1,435	859	473

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2023, by primary underlying risk exposure:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$130	$247	$797	$2,031	$3,271
Interest Rate Risk Exposure:
Futures Contracts	(857)	(1,019)	(2,371)	(2,775)	(2,666)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(811)	(1,034)	(2,052)	(1,786)	(909)
Interest Rate Risk Exposure:
Futures Contracts	805	1,063	2,368	2,954	3,067

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$2,354	$1,905	$1,499	$854	$353
Interest Rate Risk Exposure:
Futures Contracts	(2,445)	(1,968)	(1,777)	(957)	(425)

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	203

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	$(982)	$(751)	$(617)	$(332)	$(115)
Interest Rate Risk Exposure:
Futures Contracts	2,740	2,186	1,828	1,062	534

JPMorgan SmartRetirement® Blend 2065 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(6)
H. Offering and Organization Costs — Total offering costs of $131 incurred in connection with the offering of shares of JPMorgan SmartRetirement® Blend 2065 Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are/were recorded as an expense at the time the Fund commenced operations. For the six months ended December 31, 2023, total offering costs amortized were $45.
I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
J. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2023 are as follows:
	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Blend Income Fund
Transfer agency fees	$— (a)	$— (a)	$— (a)	$— (a)	$— (a)	$5	$5
JPMorgan SmartRetirement® Blend 2020 Fund
Transfer agency fees	— (a)	— (a)	— (a)	— (a)	— (a)	6	6
JPMorgan SmartRetirement® Blend 2025 Fund
Transfer agency fees	— (a)	— (a)	1	— (a)	— (a)	10	11
JPMorgan SmartRetirement® Blend 2030 Fund
Transfer agency fees	— (a)	— (a)	— (a)	— (a)	1	12	13

204	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Blend 2035 Fund
Transfer agency fees	$1	$— (a)	$— (a)	$— (a)	$1	$12	$14
JPMorgan SmartRetirement® Blend 2040 Fund
Transfer agency fees	1	— (a)	— (a)	— (a)	— (a)	11	12
JPMorgan SmartRetirement® Blend 2045 Fund
Transfer agency fees	— (a)	— (a)	— (a)	— (a)	— (a)	10	10
JPMorgan SmartRetirement® Blend 2050 Fund
Transfer agency fees	— (a)	— (a)	— (a)	— (a)	— (a)	9	9
JPMorgan SmartRetirement® Blend 2055 Fund
Transfer agency fees	— (a)	— (a)	— (a)	— (a)	— (a)	7	7
JPMorgan SmartRetirement® Blend 2060 Fund
Transfer agency fees	— (a)	— (a)	— (a)	— (a)	— (a)	5	5
JPMorgan SmartRetirement® Blend 2065 Fund
Transfer agency fees	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)

(a)	Amount rounds to less than one thousand.
The Funds invested in Underlying Funds and, as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.
K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
L. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. Prior to January 1, 2022, distributions from net investment income, if any, were generally declared and paid at least quarterly and were declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.15% of each Fund’s respective average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2023, the effective annualized rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	205

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class R2	Class R3
0.50	0.25
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements— The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.44%	0.94%	0.69%	0.44%	0.29%	0.19%
The expense limitation agreements were in effect for the six months ended December 31, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.
The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

206	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

For the six months ended December 31, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement® Blend Income Fund	$484	$91	$— (a)	$575	$48
JPMorgan SmartRetirement® Blend 2020 Fund	629	108	— (a)	737	44
JPMorgan SmartRetirement® Blend 2025 Fund	1,380	196	1	1,577	1
JPMorgan SmartRetirement® Blend 2030 Fund	1,601	236	1	1,838	1
JPMorgan SmartRetirement® Blend 2035 Fund	1,812	240	1	2,053	42
JPMorgan SmartRetirement® Blend 2040 Fund	1,618	222	1	1,841	1
JPMorgan SmartRetirement® Blend 2045 Fund	1,180	191	1	1,372	5
JPMorgan SmartRetirement® Blend 2050 Fund	920	164	1	1,085	1
JPMorgan SmartRetirement® Blend 2055 Fund	563	112	1	676	3
JPMorgan SmartRetirement® Blend 2060 Fund	307	77	— (a)	384	3
JPMorgan SmartRetirement® Blend 2065 Fund	8	4	— (a)	12	122

(a)	Amount rounds to less than one thousand.
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2023 the amount of these reimbursements were as follows:

JPMorgan SmartRetirement® Blend Income Fund	$1
JPMorgan SmartRetirement® Blend 2020 Fund	1
JPMorgan SmartRetirement® Blend 2025 Fund	1
JPMorgan SmartRetirement® Blend 2030 Fund	1
JPMorgan SmartRetirement® Blend 2035 Fund	1
JPMorgan SmartRetirement® Blend 2040 Fund	1
JPMorgan SmartRetirement® Blend 2045 Fund	1
JPMorgan SmartRetirement® Blend 2050 Fund	1
JPMorgan SmartRetirement® Blend 2055 Fund	1
JPMorgan SmartRetirement® Blend 2060 Fund	1
G. Other— Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended December 31, 2023, JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund and JPMorgan SmartRetirement Blend 2035 Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	207

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
4. Investment Transactions
During the six months ended December 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Blend Income Fund	$47,162	$69,022	$2,633	$7,858
JPMorgan SmartRetirement® Blend 2020 Fund	46,358	109,452	4,513	5,046
JPMorgan SmartRetirement® Blend 2025 Fund	106,677	162,295	16,709	20,087
JPMorgan SmartRetirement® Blend 2030 Fund	184,934	193,719	12,685	20,102
JPMorgan SmartRetirement® Blend 2035 Fund	241,053	169,705	21,188	25,170
JPMorgan SmartRetirement® Blend 2040 Fund	175,496	121,487	5,132	5,896
JPMorgan SmartRetirement® Blend 2045 Fund	161,759	104,531	4,253	4,884
JPMorgan SmartRetirement® Blend 2050 Fund	127,366	79,239	3,448	3,716
JPMorgan SmartRetirement® Blend 2055 Fund	93,790	39,532	2,109	2,274
JPMorgan SmartRetirement® Blend 2060 Fund	76,946	13,818	1,042	834
JPMorgan SmartRetirement® Blend 2065 Fund	5,757	514	—	—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Blend Income Fund	$596,567	$61,676	$17,536	$44,140
JPMorgan SmartRetirement® Blend 2020 Fund	777,986	93,432	32,133	61,299
JPMorgan SmartRetirement® Blend 2025 Fund	1,708,596	237,126	59,021	178,105
JPMorgan SmartRetirement® Blend 2030 Fund	2,150,791	370,921	60,695	310,226
JPMorgan SmartRetirement® Blend 2035 Fund	2,225,335	406,488	47,251	359,237
JPMorgan SmartRetirement® Blend 2040 Fund	1,970,217	420,576	34,382	386,194
JPMorgan SmartRetirement® Blend 2045 Fund	1,636,652	364,164	16,625	347,539
JPMorgan SmartRetirement® Blend 2050 Fund	1,309,919	296,306	9,434	286,872
JPMorgan SmartRetirement® Blend 2055 Fund	788,104	168,216	5,708	162,508
JPMorgan SmartRetirement® Blend 2060 Fund	427,005	62,721	2,313	60,408
JPMorgan SmartRetirement® Blend 2065 Fund	12,664	1,106	—	1,106
At June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan SmartRetirement® Blend Income Fund	$5,605	$13,909
JPMorgan SmartRetirement® Blend 2020 Fund	11,502	22,782
JPMorgan SmartRetirement® Blend 2025 Fund	19,412	42,951
JPMorgan SmartRetirement® Blend 2030 Fund	19,518	38,515
JPMorgan SmartRetirement® Blend 2035 Fund	16,306	12,837
JPMorgan SmartRetirement® Blend 2040 Fund	6,967	6,664
JPMorgan SmartRetirement® Blend 2045 Fund	5,631	—
JPMorgan SmartRetirement® Blend 2050 Fund	2,883	—
JPMorgan SmartRetirement® Blend 2055 Fund	2,008	—
JPMorgan SmartRetirement® Blend 2060 Fund	425	—
JPMorgan SmartRetirement® Blend 2065 Fund	—	2

208	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

Net capital losses (gains) and specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains) and specified ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
JPMorgan SmartRetirement® Blend Income Fund	$3,437	$6,461
JPMorgan SmartRetirement® Blend 2020 Fund	7,281	10,639
JPMorgan SmartRetirement® Blend 2025 Fund	6,864	13,570
JPMorgan SmartRetirement® Blend 2030 Fund	8,762	14,271
JPMorgan SmartRetirement® Blend 2035 Fund	5,000	15,444
JPMorgan SmartRetirement® Blend 2040 Fund	6,067	11,889
JPMorgan SmartRetirement® Blend 2045 Fund	3,257	14,086
JPMorgan SmartRetirement® Blend 2050 Fund	2,275	9,328
JPMorgan SmartRetirement® Blend 2055 Fund	1,384	6,141
JPMorgan SmartRetirement® Blend 2060 Fund	553	3,338
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2023.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Secured Overnight Financing Rate ("SOFR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	209

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
As of December 31, 2023, the following Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Blend Income Fund	3	60.3%
JPMorgan SmartRetirement® Blend 2020 Fund	2	63.9
JPMorgan SmartRetirement® Blend 2025 Fund	2	56.5
JPMorgan SmartRetirement® Blend 2030 Fund	2	58.3
JPMorgan SmartRetirement® Blend 2035 Fund	2	60.1
JPMorgan SmartRetirement® Blend 2040 Fund	2	60.1
JPMorgan SmartRetirement® Blend 2045 Fund	2	60.1
JPMorgan SmartRetirement® Blend 2050 Fund	3	68.2
JPMorgan SmartRetirement® Blend 2055 Fund	3	65.4
JPMorgan SmartRetirement® Blend 2060 Fund	3	60.8
JPMorgan SmartRetirement® Blend 2065 Fund	2	70.5
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of December 31, 2023, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds and ETFs:
% of Net Assets
JPMorgan BetaBuilders Emerging Markets Equity ETF	95.6%
JPMorgan BetaBuilders International Equity ETF	75.8
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	63.8
JPMorgan Equity Index Fund	63.8
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	43.4
JPMorgan BetaBuilders U.S. Aggregate Bond ETF	39.2
JPMorgan BetaBuilders MSCI US REIT ETF	28.4
JPMorgan Emerging Markets Research Enhanced Equity Fund	26.0
JPMorgan Inflation Managed Bond ETF	23.0
JPMorgan High Yield Fund	10.4
The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

210	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.
Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
London Interbank Offered Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	211

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2023, and continued to hold your shares at the end of the reporting period, December 31, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend Income Fund
Class I
Actual	$1,000.00	$1,048.20	$1.65	0.32%
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R2
Actual	1,000.00	1,045.30	4.22	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82
Class R3
Actual	1,000.00	1,047.10	2.93	0.57
Hypothetical	1,000.00	1,022.27	2.90	0.57
Class R4
Actual	1,000.00	1,047.60	1.65	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R5
Actual	1,000.00	1,048.50	0.88	0.17
Hypothetical	1,000.00	1,024.28	0.87	0.17
Class R6
Actual	1,000.00	1,049.10	0.36	0.07
Hypothetical	1,000.00	1,024.79	0.36	0.07
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Actual	1,000.00	1,048.70	1.65	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R2
Actual	1,000.00	1,046.50	4.22	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82

212	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2020 Fund (continued)
Class R3
Actual	$1,000.00	$1,047.80	$2.93	0.57%
Hypothetical	1,000.00	1,022.27	2.90	0.57
Class R4
Actual	1,000.00	1,049.00	1.65	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R5
Actual	1,000.00	1,049.80	0.88	0.17
Hypothetical	1,000.00	1,024.28	0.87	0.17
Class R6
Actual	1,000.00	1,050.10	0.36	0.07
Hypothetical	1,000.00	1,024.79	0.36	0.07
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Actual	1,000.00	1,051.40	1.65	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R2
Actual	1,000.00	1,048.60	4.22	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82
Class R3
Actual	1,000.00	1,050.10	2.94	0.57
Hypothetical	1,000.00	1,022.27	2.90	0.57
Class R4
Actual	1,000.00	1,051.40	1.65	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R5
Actual	1,000.00	1,051.90	0.88	0.17
Hypothetical	1,000.00	1,024.28	0.87	0.17
Class R6
Actual	1,000.00	1,052.60	0.36	0.07
Hypothetical	1,000.00	1,024.79	0.36	0.07
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Actual	1,000.00	1,055.90	1.71	0.33
Hypothetical	1,000.00	1,023.48	1.68	0.33
Class R2
Actual	1,000.00	1,053.20	4.34	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R3
Actual	1,000.00	1,054.50	3.05	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R4
Actual	1,000.00	1,056.00	1.71	0.33
Hypothetical	1,000.00	1,023.48	1.68	0.33
Class R5
Actual	1,000.00	1,056.60	0.93	0.18
Hypothetical	1,000.00	1,024.23	0.92	0.18
Class R6
Actual	1,000.00	1,057.40	0.41	0.08
Hypothetical	1,000.00	1,024.73	0.41	0.08

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	213

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Actual	$1,000.00	$1,059.70	$1.66	0.32%
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R2
Actual	1,000.00	1,056.90	4.24	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82
Class R3
Actual	1,000.00	1,058.10	2.95	0.57
Hypothetical	1,000.00	1,022.27	2.90	0.57
Class R4
Actual	1,000.00	1,059.60	1.66	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R5
Actual	1,000.00	1,060.50	0.88	0.17
Hypothetical	1,000.00	1,024.28	0.87	0.17
Class R6
Actual	1,000.00	1,061.00	0.36	0.07
Hypothetical	1,000.00	1,024.79	0.36	0.07
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Actual	1,000.00	1,062.80	1.66	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R2
Actual	1,000.00	1,060.00	4.25	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82
Class R3
Actual	1,000.00	1,061.40	2.95	0.57
Hypothetical	1,000.00	1,022.27	2.90	0.57
Class R4
Actual	1,000.00	1,062.40	1.66	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32
Class R5
Actual	1,000.00	1,063.40	0.88	0.17
Hypothetical	1,000.00	1,024.28	0.87	0.17
Class R6
Actual	1,000.00	1,064.20	0.36	0.07
Hypothetical	1,000.00	1,024.79	0.36	0.07
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Actual	1,000.00	1,064.70	1.76	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
Class R2
Actual	1,000.00	1,062.00	4.41	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R3
Actual	1,000.00	1,063.50	3.06	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R4
Actual	1,000.00	1,064.80	1.76	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34

214	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2045 Fund (continued)
Class R5
Actual	$1,000.00	$1,065.70	$0.99	0.19%
Hypothetical	1,000.00	1,024.18	0.97	0.19
Class R6
Actual	1,000.00	1,066.00	0.47	0.09
Hypothetical	1,000.00	1,024.68	0.46	0.09
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Actual	1,000.00	1,064.90	1.82	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class R2
Actual	1,000.00	1,062.40	4.41	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R3
Actual	1,000.00	1,063.20	3.11	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R4
Actual	1,000.00	1,064.70	1.82	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class R5
Actual	1,000.00	1,065.90	1.04	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20
Class R6
Actual	1,000.00	1,066.40	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Actual	1,000.00	1,064.90	1.82	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class R2
Actual	1,000.00	1,062.30	4.41	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R3
Actual	1,000.00	1,064.10	3.11	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R4
Actual	1,000.00	1,065.10	1.82	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class R5
Actual	1,000.00	1,065.70	1.04	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20
Class R6
Actual	1,000.00	1,066.20	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Actual	1,000.00	1,064.60	1.82	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class R2
Actual	1,000.00	1,062.20	4.41	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	215

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2060 Fund (continued)
Class R3
Actual	$1,000.00	$1,063.40	$3.11	0.60%
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R4
Actual	1,000.00	1,065.30	1.82	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Class R5
Actual	1,000.00	1,066.10	1.04	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20
Class R6
Actual	1,000.00	1,066.50	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10
JPMorgan SmartRetirement® Blend 2065 Fund
Class I
Actual	1,000.00	1,062.80	1.76	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
Class R2
Actual	1,000.00	1,059.80	4.35	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R3
Actual	1,000.00	1,061.60	3.06	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R4
Actual	1,000.00	1,062.80	1.76	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
Class R5
Actual	1,000.00	1,063.80	0.99	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19
Class R6
Actual	1,000.00	1,064.70	0.47	0.09
Hypothetical	1,000.00	1,024.68	0.46	0.09

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

216	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
JPMorgan SmartRetirement Blend Funds – SmartRetirement Blend Income Fund, SmartRetirement Blend 2020 Fund, SmartRetirement Blend 2025 Fund, SmartRetirement Blend 2030 Fund, SmartRetirement Blend 2035 Fund, SmartRetirement Blend 2040 Fund, SmartRetirement Blend 2045 Fund, SmartRetirement Blend 2050 Fund, SmartRetirement Blend 2055 Fund and SmartRetirement Blend 2060 Fund
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings June 20-21, 2023 and August  8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the other J.P. Morgan Funds overseen by the Board in which each Fund may invest (the “Underlying Funds”).  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from J.P. Morgan Investment Management Inc. (the “Adviser”).  This information included the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks, and analyses by the Adviser of the Funds’ and Underlying Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Funds and certain Underlying Funds, including risk and performance return assessments as compared to the Funds’ and/or Underlying Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Funds, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;

December 31, 2023	JPMorgan SmartRetirement® Blend Funds	217

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and Underlying Funds, including personnel changes, if any;
•  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for each Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Funds and in the financial industry generally;
•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser and sub-advisers to provide high quality service to the Funds and Underlying Funds, as applicable;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Funds and Underlying Funds.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund and/or Underlying Funds, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the Underlying Funds.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Funds.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the

218	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain fair and reasonable relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable,  institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about each Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds’ selected share classes with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider steps that had been recently taken to improve performance, such as changes to the Funds' investment allocations, the impact of those changes, and future steps that might be taken to improve performance.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the SmartRetirement Blend Income Fund’s performance for Class I shares was in the fourth, third and fourth quintiles of the Universe for each of the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, third and third quintiles of the Universe for each of the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these

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(Unaudited) (continued)
discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the SmartRetirement Blend 2020 Fund’s performance for Class I shares was in the third, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the second, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2025 Fund’s performance for Class I shares was in the third, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class R6 shares was in the third, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.   The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2030 Fund’s performance for Class I shares was in the third, fifth and fifth quintile of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class R6 shares was in the third, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The
Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2035 Fund’s performance for Class I shares was in the third, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class R6 shares was in the third, fourth and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2040 Fund’s performance for Class I shares was in the third, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the second, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2045 Fund’s performance for Class I shares was in the third, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the third, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and

220	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2050 Fund’s performance for Class I shares was in the third, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in in the second, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2055 Fund’s performance for Class I shares was in the second, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the second, fifth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.   The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2060 Fund’s performance for Class I shares was in the second, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees noted that the performance for Class R6 shares was in the second, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes in the Universe, as well as a subset of funds within the Universe (the “Peer Group”).  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered the impact of Underlying Fund allocation changes on the Funds' expenses as well as any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the SmartRetirement Blend Income Fund’s net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expense for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

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(Unaudited) (continued)
The Trustees noted that the SmartRetirement Blend 2020 Fund’s net advisory fee  and  actual total expenses for Class I shares were both in the third quintiles of the Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of the Universe, and that the actual total expenses for Class R6 shares were in the first quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I and Class R6 shares of this Fund due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2025 Fund’s net advisory fee for Class I shares was in the first and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in first and the second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2030 Fund’s net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2035 Fund’s net advisory fee for Class I shares was in the second and third quintile of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respec tively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2040 Fund’s net advisory fee for Class I shares was in the second and third quintile of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintiles of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2045 Fund’s net advisory fee for Class I shares was in the third quintiles of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2050 Fund’s net advisory fee for Class I shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintiles of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this

222	JPMorgan SmartRetirement® Blend Funds	December 31, 2023

information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2055 Fund’s net advisory fee for Class I shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintiles of both the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2060 Fund’s net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second quintiles of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. December 2023.
SAN-SRB-1223

ITEM 2. CODE OF ETHICS.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 4, 2024

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 4, 2024